As filed with the Securities and Exchange Commission on June 26th, 2026

Securities Act File No. 333-214364

Investment Company Act No. 811-23207

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON D.C. 20549

Form N-1A

Registration Statement

under

THE SECURITIES ACT OF 1933
POST-EFFECTIVE AMENDMENT NO. 23	☒

AND

Registration Statement

under

the Investment Company Act of 1940
AMENDMENT NO. 26	☒

Brinker Capital Destinations Trust

(Exact Name of Registrant as Specified in Charter)

1000 Continental Drive, Suite 500

King of Prussia, PA 19406

(Address of Principal Executive Offices, Zip Code)

(610) 407-5500

(Registrant’s Telephone Number, including Area Code)

The Corporation Trust Company

1209 Orange Street

Wilmington, Delaware 19801

(Name and Address of Agent for Service)

Continuous

(Approximate Date of Proposed Public Offering)

It is proposed that this filing become effective (check appropriate box)

☐	immediately upon filing pursuant to paragraph (b)

☒	on July 1, 2026 pursuant to paragraph (b)

☐	60 days after filing pursuant to paragraph (a)(1)

☐	on [date] pursuant to paragraph (a)(1)

☐	75 days after filing pursuant to paragraph (a)(2)

☐	on [date] pursuant to paragraph (a)(2) of rule 485.

If appropriate check the following box:

☐	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Prospectus
July 1, 2026
Destinations Large Cap Equity Fund Class / Ticker: I / DLCFX, Z / DLCZX
Destinations Small-Mid Cap Equity Fund Class / Ticker: I / DSMFX, Z / DSMZX
Destinations International Equity Fund Class / Ticker: I / DIEFX, Z / DIEZX
Destinations Equity Income Fund Class / Ticker: I / DGEFX, Z / DGEZX
Destinations Core Fixed Income Fund Class / Ticker: I / DCFFX, Z / DCFZX
Destinations Low Duration Fixed Income Fund Class / Ticker: I / DLDFX, Z / DLDZX
Destinations Global Fixed Income Opportunities Fund Class / Ticker: I / DGFFX, Z / DGFZX
Destinations Municipal Fixed Income Fund Class / Ticker: I / DMFFX, Z / DMFZX
Destinations Multi Strategy Alternatives Fund Class / Ticker: I / DMSFX, Z / DMSZX
Destinations Shelter Fund Class / Ticker: I / DSHFX, Z / DSHZX
Destinations Real Assets Fund Class / Ticker: I / DRAFX, Z / DRAZX
INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE
The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

www.destinationsfunds.com // 877.771.7979

Brinker Capital Destinations Trust

Destinations Large Cap Equity Fund
Investment objective
Long term capital appreciation.
Fund fees and expenses
This table describes the fees and expenses you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Class I	Class Z
Management Fees	0.75%	0.75%
Distribution and Service (12b-1) Fees	None	None
Other Expenses	0.25%	0.10%
Total Annual Fund Operating Expenses	1.00%	0.85%
Fee Waivers and Expense Reimbursements	(0.15)%*	(0.15)%*
Total Annual Fund Operating Expenses Less Fee Waivers and Expense Reimbursements	0.85%	0.70%

*
The Fund’s adviser, Orion Portfolio Solutions, LLC d.b.a. Brinker Capital Investments (“the Adviser”), has contractually agreed to waive a portion of its management fee as necessary to keep the Fund’s management fee from exceeding 0.444% more than the total amount of sub-advisory fees paid by the Adviser. This fee waiver and reimbursement agreement shall remain in effect until June 30, 2027 and may be amended or terminated only with the consent of the Board of Trustees.

Examples
These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those time periods. The examples also assume that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	After 1 year	After 3 years	After 5 years	After 10 years
Class I Shares	$87	$303	$538	$1,211
Class Z Shares	$72	$256	$457	$1,035

Portfolio turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transactions costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the above examples, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 98% of the average value of its portfolio.
Principal investment strategies
The Fund will invest, under normal market conditions, at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in the equity securities of large capitalization companies. The Fund defines large cap companies as companies whose market capitalizations typically fall within the range of the Russell 1000® Index, which ranged from approximately $4.6 billion to $3.2 trillion as of the last reconstitution of the index on June 30, 2025. The Fund’s 80% policy is not fundamental and can be changed upon 60 days’ prior notice to shareholders.
The Fund employs a “multi-manager” strategy whereby the Adviser allocates the Fund’s assets among professional money managers (each, a “Sub-adviser,” and collectively, the “Sub-advisers”), each of which is responsible for investing its allocated portion of the Fund’s assets. The Adviser may also invest a portion of the Fund’s assets in unaffiliated funds that
1

Destinations Large Cap Equity Fund(continued)
are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), and that have investment objectives and principal investment strategies consistent with those of the Fund, including open-end funds, closed-end funds and exchange traded funds (ETFs), which may be passively managed (i.e., index-tracking) or actively managed. ETFs may also be used to transition the Fund’s portfolio or to equitize cash while awaiting an opportunity to purchase securities directly. When determining how to allocate the Fund’s assets between unaffiliated funds and Sub-advisers, and among Sub-advisers, the Adviser considers a variety of factors.
The Fund invests primarily in common and preferred stock, rights or warrants to purchase common or preferred stock, interests in Real Estate Investment Trusts (REITs), securities convertible into common or preferred stock such as convertible preferred stock, bonds or debentures, and other securities with equity characteristics. A Sub-adviser employing an actively managed strategy will select securities based on its assessment of one or more of a variety of factors about the company or the market.
The Fund may also invest in futures contracts for speculative or hedging purposes.
Although most assets will typically be invested in U.S. common stocks, the Fund may invest directly in foreign stocks or indirectly through depositary receipts in keeping with the Fund’s objectives.
A Sub-adviser may sell a security for a variety of reasons, including, but not limited to, where the Sub-adviser believes the security will no longer contribute to meeting the investment objective of the Fund or selling the security will help the Fund to secure gains, limit losses, or redeploy assets into more promising opportunities.
The Fund may also lend portfolio securities in an attempt to earn additional income. Any income realized through securities lending may help Fund performance.
Principal risks of investing in the Fund
Investing in any mutual fund involves the risk that you may lose part or all of the money you invest. Over time, the value of your investment in the Fund will increase and decrease according to changes in the value of the securities in the Fund’s portfolio.
The Fund’s principal risks include:
Market Risk. Market values of securities or other investments that the Fund holds will fall, sometimes rapidly or unpredictably, or fail to rise. Returns from the securities in which the Fund invests may underperform returns from the general securities markets or other types of securities. Markets may decline significantly in response to adverse issuer, political, regulatory, market, economic or other developments that may cause broad changes in market value, public perceptions concerning these developments, and adverse investor sentiment or publicity. Similarly, environmental and public health risks, such as natural disasters, epidemics, pandemics or widespread fear that such events may occur, may impact markets adversely and cause market volatility in both the short- and long-term.
Equity Securities Risk. The Fund is subject to the risk that stock prices will fall over short or extended periods of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by these companies may decline in response to such developments, which could result in a decline in the value of the Fund’s shares.
Investment Style Risk. Different investment styles tend to shift in and out of favor depending on market conditions and investor sentiment. A Sub-adviser’s approach to investing could cause it to underperform other managers that employ a different investment style.
Active Management Risk. Due to the active management investment strategies used by the Fund’s Sub-advisers, the Fund could underperform its benchmark index and/or other funds with similar investment objectives and/or strategies. The Sub-advisers’ judgments about the attractiveness, value, or potential appreciation of the Fund’s investments may prove to be incorrect.
Foreign Securities Risk. Foreign securities subject the Fund to the risks associated with investing in the particular country of an issuer, including the political, regulatory, economic, social, diplomatic and other conditions or events, as well as risks associated with less developed custody and settlement practices. Foreign securities may be more volatile and less liquid than securities of U.S. companies. The performance of the Fund may also be negatively impacted by fluctuations in a foreign currency’s strength or weakness relative to the U.S. dollar.
2

Destinations Large Cap Equity Fund(continued)
Depositary Receipts Risk. Because the Fund may invest in American Depositary Receipts (“ADRs”) and other domestically-traded securities of foreign companies, the Fund’s share price may be more affected by foreign economic and political conditions, taxation policies and accounting and auditing standards than would otherwise be the case.
Liquidity Risk. The risk that certain securities may be difficult or impossible to sell at the time and the price that the seller would like. The seller may have to lower the price of the security, sell other securities instead or forego an investment opportunity, any of which could have a negative effect on Fund management or performance.
Securities Lending Risk. The Fund may lose money from securities lending if, for example, it is delayed in or prevented from selling the collateral after the loan is made or recovering the securities loaned or if it incurs losses on the reinvestment of cash collateral.
Management Risk. Securities held by the Fund may underperform those held by other funds investing in the same asset class or benchmarks that are representative of the asset class because of the Sub-advisers’ choice of securities.
Multi-Manager Risk. The Adviser may be unable to identify and retain Sub-advisers who achieve superior investment returns relative to other similar Sub-advisers. In addition, the investment styles of the Sub-advisers may not complement each other as expected by the Adviser. The Fund may experience a higher portfolio turnover rate, which can increase the Fund’s transaction costs and more taxable short-term gains for shareholders.
Sector Risk. Companies with similar characteristics may be grouped together in broad categories called sectors. Sector risk is the possibility that a certain sector may underperform other sectors or the market as a whole. To the extent the Fund invests more heavily in particular sectors of the economy, its performance will be more susceptible to any economic, business or other developments which generally affect that sector.
Real Estate Investment Trusts (REITs) Risk. REITs are trusts that invest primarily in commercial real estate or real estate-related loans. The Fund’s investments in REITs will be subject to the risks associated with the direct ownership of real estate. Risks commonly associated with the direct ownership of real estate include fluctuations in the value of underlying properties, defaults by borrowers or tenants, changes in interest rates and risks related to general or local economic conditions. Some REITs may have limited diversification and may be subject to risks inherent in financing a limited number of properties.
Investment Company and Exchange-Traded Funds (ETFs) Risk. When the Fund invests in an investment company, including closed-end funds and ETFs, in addition to directly bearing the expenses associated with its own operations, it will bear a pro rata portion of the investment company’s expenses. Further, while the risks of owning shares of an investment company generally reflect the risks of owning the underlying investments of the investment company, the Fund may be subject to additional or different risks than if the Fund had invested directly in the underlying investments.
Private Placement Risk. A private placement involves the sale of securities that have not been registered under U.S. or foreign securities laws to certain institutional and qualified individual purchasers. In addition to the general risks to which all securities are subject, securities received in a private placement generally are subject to strict restrictions on resale, and there may be no liquid secondary market or ready purchaser for such securities. Securities sold through private placements are not publicly traded and, therefore, are less liquid. Companies seeking private placement investments tend to be in earlier stages of development and have not yet been fully tested in the public marketplace.
Currency Risk. Exchange rates for currencies fluctuate daily. Accordingly, the Fund may experience volatility with respect to the value of its shares and its returns as a result of its exposure to foreign currencies through direct holdings of such currencies or holdings in non-U.S. dollar denominated securities.
Derivatives Risk. Derivatives, such as futures, involve risks different from, or possibly greater than, risks associated with investing directly in securities and other traditional investments. Specific risk issues related to the use of such derivatives include tax issues, increased potential for losses and/or costs to the Fund, and a potential reduction in gains to the Fund. Each of these issues is described in greater detail in this Prospectus. Derivatives may also involve other risks described in this Prospectus or the Fund’s Statement of Additional Information, such as market, interest rate, currency, liquidity and leverage risks.
Preferred Securities Risk. The risk that: (i) certain preferred stocks contain provisions that allow an issuer under certain conditions to skip or defer distributions; (ii) preferred stocks may be subject to redemption, including at the issuer’s call, and, in the event of redemption, the Fund may not be able to reinvest the proceeds at comparable or favorable rates of
3

Destinations Large Cap Equity Fund(continued)
return; (iii) preferred stocks are generally subordinated to bonds and other debt securities in an issuer’s capital structure in terms of priority for corporate income and liquidation payments; and (iv) preferred stocks may trade less frequently and in a more limited volume and may be subject to more abrupt or erratic price movements than many other securities.
Convertible Securities Risk. Convertible securities generally tend to be of lower credit quality, and the value of a convertible security may change with the value of the underlying common stock or changes in interest rates. A convertible security may also be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument. If a convertible security held by the Fund is called for redemption, the Fund will be required to permit the issuer to redeem the security, convert it into the underlying common stock or sell it to a third party, which could result in a loss to the Fund. Additionally, the Fund could lose money if the issuer of a convertible security is unable to meet its financial obligations or declares bankruptcy.
Warrants Risk. Warrants are instruments that entitle the holder to buy an equity security at a specific price for a specific period of time. Warrants may be more speculative than other types of investments. The price of a warrant may be more volatile than the price of its underlying security, and a warrant may offer greater potential for capital appreciation as well as capital loss. A warrant ceases to have value if it is not exercised prior to its expiration date.
Please see “Principal Risks of the Funds” for a more detailed description of the risks of investing in the Fund.
Your investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency entity or person.
Performance
The bar chart and the performance table below provide some indication of the risks of investing in the Fund by showing changes in the Fund’s Class I shares’ performance from year to year for the past eight calendar years and by showing how the Fund’s average annual returns for 1 year, 5 years, and since the Fund’s inception compare with those of a broad measure of market performance. The bar chart shows only the performance of the Fund’s Class I shares. Returns for Class Z shares would have been substantially similar to those of Class I shares and would have differed only to the extent that Class I shares have higher total annual fund operating expenses than Class Z shares. The Fund’s past performance, before and after taxes, does not necessarily indicate how the Fund will perform in the future. Current performance information is available at www.destinationsfunds.com or by calling 1-877-771-7979.
Annual Total Returns (%) as of December 31, 2025

The Fund’s best and worst calendar quarters
Best Quarter: 22.97% (June 30, 2020)
Worst Quarter: (21.43)% (March 31, 2020)
The Fund’s Class I total return (pre-tax) from January 1, 2026 to March 31, 2026 was (5.50)%.
4

Destinations Large Cap Equity Fund(continued)
AVERAGE ANNUAL TOTAL RETURNS
(For the period ended December 31, 2025)

	1 Year	5 Years	Since Inception (03/20/2017)
Return Before Taxes
Class I	14.81%	11.26%	12.70%
Class Z*	15.01%	11.43%	12.21%
Return After Taxes on Distributions
Class I	12.93%	8.61%	10.91%
Return After Taxes on Distributions and Sale of Fund Shares
Class I	10.07%	8.29%	10.01%
Russell 1000 Index (reflects no deduction for fees, expenses, or taxes)	17.37%	13.59%	14.36%

*	The Fund’s Class Z shares commenced operations on July 16, 2018.
The after-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an individual investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown only for Class I and will vary for Class Z.
Investment adviser
Orion Portfolio Solutions LLC d.b.a. Brinker Capital Investments serves as the investment adviser for the Fund. The Fund employs a “multi-manager” strategy. The Adviser selects and oversees professional money managers (the Sub-advisers), each of which is responsible for investing a portion of the assets of the Fund as allocated by the Adviser. The Adviser’s portfolio management team is jointly and primarily responsible for overseeing the Sub-advisers and the Fund. Where more than one person is listed with respect to a Sub-adviser, the sub-advisory team is jointly and primarily responsible for the portion of the Fund’s assets allocated to such Sub-adviser.

Portfolio Manager	Experience with the Fund	Title with Adviser
Brian Storey, CFA	2022	Senior Vice President, Head of Multi-Asset Strategies and Senior Portfolio Manager
Timothy Holland, CFA	2017	Chief Investment Officer and Senior Portfolio Manager
Andrew Goins, CFA	2023	Senior Portfolio Manager
John Hoffman, CFA	2026	Portfolio Manager

Sub-advisers and Portfolio Managers (Title)	Fund’s Portfolio Manager Since
Federated MDTA LLC
Daniel J. Mahr, CFA, Head of MDT Group	2025
Damien Zhang, CFA, Head of MDT Research	2025
Frederick L. Konopka, CFA, Portfolio and Trading Manager	2025
John Paul Lewicke, Research Manager	2025
Newton Investment Management North America, LLC
Brian C. Ferguson, Executive Vice President and Senior Portfolio Manager	2019
John Bailer, Deputy Head of Equity Income, Portfolio Manager	2019
Keith Howell Jr., Portfolio Manager	2019

5

Destinations Large Cap Equity Fund(continued)

Sub-advisers and Portfolio Managers (Title)	Fund’s Portfolio Manager Since
River Road Asset Management, LLC
Daniel R. Johnson, CFA, CPA, Portfolio Manager	2021
Matt W. Moran, CFA, Portfolio Manager	2021
SSGA Funds Management, Inc.
Juan Acevedo, Vice President	2023
Lisa Hobart, Vice President	2023
John Law, CFA, Vice President	2023
Karl Schneider, CAIA, Managing Director	2023
William Blair Investment Management, LLC
James Golan, CFA, Partner and Portfolio Manager	2023
David Ricci, CFA, Partner and Portfolio Manager	2023
Arun Sharma, Associate and Portfolio Manager	2026

For important information about the Purchase and Sale of Fund Shares, Tax Information and Payments to Financial Intermediaries, please turn to page X of this prospectus.
6

Destinations Small-Mid Cap Equity Fund
Investment objective
Long term capital appreciation.
Fund fees and expenses
This table describes the fees and expenses you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Class I	Class Z
Management Fees	0.90%	0.90%
Distribution and Service (12b-1) Fees	None	None
Other Expenses	0.30%	0.15%
Acquired Fund Fees and Expenses (AFFE)*	0.01%	0.01%
Total Annual Fund Operating Expenses	1.21%	1.06%
Fee Waivers and Expense Reimbursements	(0.09)%**	(0.09)%**
Total Annual Fund Operating Expenses Less Fee Waivers and Expense Reimbursements	1.12%	0.97%

*
Because the Fund incurred AFFE during the most recent fiscal year, the operating expenses in this fee table will not correlate to the expense ratio in the Fund’s financial statements (or the “Financial Highlights” section in the prospectus), which does not take into account the indirect costs of investing in other investment companies.

**
The Fund’s adviser, Orion Portfolio Solutions, LLC d.b.a. Brinker Capital Investments (“the Adviser”), has contractually agreed to waive a portion of its management fee as necessary to keep the Fund’s management fee from exceeding 0.444% more than the total amount of sub-advisory fees paid by the Adviser. This fee waiver and reimbursement agreement shall remain in effect until June 30, 2027 and may be amended or terminated only with the consent of the Board of Trustees.

Examples
These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those time periods. The examples also assume that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	After 1 year	After 3 years	After 5 years	After 10 years
Class I Shares	$114	$375	$656	$1,458
Class Z Shares	$99	$328	$576	$1,286

Portfolio turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transactions costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the above examples, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 124% of the average value of its portfolio.
7

Destinations Small-Mid Cap Equity Fund(continued)
Principal investment strategies
The Fund will invest, under normal market conditions, at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in the equity securities of small- and mid-capitalization companies. The Fund defines small-mid cap companies as companies whose market capitalizations typically fall within the range of either the Russell Midcap® Index or the Russell 2000® Index, which together ranged from approximately $119.4 million to $279.5 billion as of the last reconstitution of the indexes on June 30, 2025. The Fund’s 80% policy is not fundamental and can be changed upon 60 days’ prior notice to shareholders.
The Fund employs a “multi-manager” strategy whereby the Adviser allocates the Fund’s assets among professional money managers (each, a “Sub-adviser,” and collectively, the “Sub-advisers”), each of which is responsible for investing its allocated portion of the Fund’s assets.
The Adviser may also invest a portion of the Fund’s assets in unaffiliated funds that are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), and that have investment objectives and principal investment strategies consistent with those of the Fund, including open-end funds, closed-end funds and exchange traded funds (ETFs), which may be passively managed (i.e., index-tracking) or actively managed. When determining how to allocate the Fund’s assets between unaffiliated funds and Sub-advisers, and among Sub-advisers, the Adviser considers a variety of factors.
The Fund invests primarily in common and preferred stock, rights or warrants to purchase common or preferred stock, securities convertible into common or preferred stock such as convertible preferred stock, bonds or debentures, and other securities with equity characteristics. A Sub-adviser employing an actively managed strategy will select securities based on its assessment of one or more of a variety of factors about the company or the market.
The Fund may invest a portion of its assets in securities of micro-cap companies (i.e., companies with market capitalizations of typically less than $1.1 billion). The Fund invests in securities of companies operating in a broad range of industries. Most of these companies are based in the United States, but in some instances, may be headquartered in or doing a substantial portion of their business overseas. Although most assets will typically be invested in U.S. common stocks, the Fund may invest directly in foreign stocks or indirectly through depositary receipts in keeping with the Fund’s objectives.
A Sub-adviser may sell a security for a variety of reasons, including, but not limited to, where the Sub-adviser believes selling the security will help the Fund to secure gains, limit losses, or redeploy assets into more promising opportunities, or the valuation is no longer attractive.
Due to its investment strategy, the Fund may buy and sell securities and other instruments frequently.
The Fund may also lend portfolio securities in an attempt to earn additional income. Any income realized through securities lending may help Fund performance.
Principal risks of investing in the Fund
Investing in any mutual fund involves the risk that you may lose part or all of the money you invest. Over time, the value of your investment in the Fund will increase and decrease according to changes in the value of the securities in the Fund’s portfolio.
The Fund’s principal risks include:
Market Risk. Market values of securities or other investments that the Fund holds will fall, sometimes rapidly or unpredictably, or fail to rise. Returns from the securities in which the Fund invests may underperform returns from the general securities markets or other types of securities. Markets may decline significantly in response to adverse issuer, political, regulatory, market, economic or other developments that may cause broad changes in market value, public perceptions concerning these developments, and adverse investor sentiment or publicity. Similarly, environmental and public health risks, such as natural disasters, epidemics, pandemics or widespread fear that such events may occur, may impact markets adversely and cause market volatility in both the short- and long-term.
Equity Securities Risk. The Fund is subject to the risk that stock prices will fall over short or extended periods of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by these companies may decline in response to such developments, which could result in a decline in the value of the Fund’s shares.
8

Destinations Small-Mid Cap Equity Fund(continued)
Investment Style Risk. Different investment styles tend to shift in and out of favor depending on market conditions and investor sentiment. A Sub-adviser’s approach to investing could cause it to underperform other managers that employ a different investment style.
Active Management Risk. Due to the active management investment strategies used by the Fund’s Sub-advisers, the Fund could underperform its benchmark index and/or other funds with similar investment objectives and/or strategies. The Sub-advisers’ judgments about the attractiveness, value, or potential appreciation of the Fund’s investments may prove to be incorrect.
Mid-Cap Securities Risk. Mid-capitalization stocks tend to perform differently from other segments of the equity market or the equity market as a whole and can be more volatile than stocks of large-capitalization companies. Mid-capitalization companies may be newer or less established, and may have limited resources, products and markets, and may be less liquid.
Small-Cap and Micro-Cap Securities Risk. Small capitalization stocks may underperform other types of stocks or the equity market as a whole. Stocks of smaller companies may be subject to more abrupt or erratic market movements than stocks of larger, more established companies. Small companies may have limited product lines or financial resources or may be dependent upon a small or inexperienced management group. In addition, small-cap stocks typically are traded in lower volume, are less liquid, and their issuers typically are subject to greater degrees of changes in their earnings and prospects. These risks may be heightened with respect to micro-cap companies.
Liquidity Risk. The risk that certain securities may be difficult or impossible to sell at the time and the price that the seller would like. The seller may have to lower the price of the security, sell other securities instead or forego an investment opportunity, any of which could have a negative effect on Fund management or performance.
Securities Lending Risk. The Fund may lose money from securities lending if, for example, it is delayed in or prevented from selling the collateral after the loan is made or recovering the securities loaned or if it incurs losses on the reinvestment of cash collateral.
Management Risk. Securities held by the Fund may underperform those held by other funds investing in the same asset class or benchmarks that are representative of the asset class because of the Sub-advisers’ choice of securities.
Multi-Manager Risk. The Adviser may be unable to identify and retain Sub-advisers who achieve superior investment returns relative to other similar Sub-advisers. In addition, the investment styles of the Sub-advisers may not complement each other as expected by the Adviser. The Fund may experience a higher portfolio turnover rate, which can increase the Fund’s transaction costs and more taxable short-term gains for shareholders.
Portfolio Turnover Risk. Frequent buying and selling of investments may involve higher trading costs and other expenses and may affect the Fund’s performance over time.
Sector Risk. Companies with similar characteristics may be grouped together in broad categories called sectors. Sector risk is the possibility that a certain sector may underperform other sectors or the market as a whole. To the extent the Fund invests more heavily in particular sectors of the economy, its performance will be more susceptible to any economic, business or other developments which generally affect that sector.
Value Stocks Risk. The risk that the Fund will underperform when value investing is out of favor or that the Fund’s investments will not appreciate in value as anticipated.
Growth Stock Risk. Growth stocks are typically priced higher than other stocks, in relation to earnings and other measures, because investors believe they have more growth potential. This potential may or may not be realized and, if it is not realized, may result in a loss to the Fund. Growth stock prices also tend to be more volatile than the overall market.
Foreign Securities Risk. Foreign securities subject the Fund to the risks associated with investing in the particular country of an issuer, including the political, regulatory, economic, social, diplomatic and other conditions or events, as well as risks associated with less developed custody and settlement practices. Foreign securities may be more volatile and less liquid than securities of U.S. companies. The performance of the Fund may also be negatively impacted by fluctuations in a foreign currency’s strength or weakness relative to the U.S. dollar.
Depositary Receipts Risk. Because the Fund may invest in American Depositary Receipts (“ADRs”) and other domestically-traded securities of foreign companies, the Fund’s share price may be more affected by foreign economic and political conditions, taxation policies and accounting and auditing standards than would otherwise be the case.
9

Destinations Small-Mid Cap Equity Fund(continued)
Investment Company and Exchange-Traded Funds (ETFs) Risk. When the Fund invests in an investment company, including closed-end funds and ETFs, in addition to directly bearing the expenses associated with its own operations, it will bear a pro rata portion of the investment company’s expenses. Further, while the risks of owning shares of an investment company generally reflect the risks of owning the underlying investments of the investment company, the Fund may be subject to additional or different risks than if the Fund had invested directly in the underlying investments.
Currency Risk. Exchange rates for currencies fluctuate daily. Accordingly, the Fund may experience volatility with respect to the value of its shares and its returns as a result of its exposure to foreign currencies through direct holdings of such currencies or holdings in non-U.S. dollar denominated securities.
Preferred Securities Risk. The risk that: (i) certain preferred stocks contain provisions that allow an issuer under certain conditions to skip or defer distributions; (ii) preferred stocks may be subject to redemption, including at the issuer’s call, and, in the event of redemption, the Fund may not be able to reinvest the proceeds at comparable or favorable rates of return; (iii) preferred stocks are generally subordinated to bonds and other debt securities in an issuer’s capital structure in terms of priority for corporate income and liquidation payments; and (iv) preferred stocks may trade less frequently and in a more limited volume and may be subject to more abrupt or erratic price movements than many other securities.
Convertible Securities Risk. Convertible securities generally tend to be of lower credit quality, and the value of a convertible security may change with the value of the underlying common stock or changes in interest rates. A convertible security may also be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument. If a convertible security held by the Fund is called for redemption, the Fund will be required to permit the issuer to redeem the security, convert it into the underlying common stock or sell it to a third party, which could result in a loss to the Fund. Additionally, the Fund could lose money if the issuer of a convertible security is unable to meet its financial obligations or declares bankruptcy.
Warrants Risk. Warrants are instruments that entitle the holder to buy an equity security at a specific price for a specific period of time. Warrants may be more speculative than other types of investments. The price of a warrant may be more volatile than the price of its underlying security, and a warrant may offer greater potential for capital appreciation as well as capital loss. A warrant ceases to have value if it is not exercised prior to its expiration date.
Please see “Principal Risks of the Funds” for a more detailed description of the risks of investing in the Fund.
Your investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency entity or person.
Performance
The bar chart and the performance table below provide some indication of the risks of investing in the Fund by showing changes in the Fund’s Class I shares’ performance from year to year for the past eight calendar years and by showing how the Fund’s average annual returns for 1 year, 5 years, and since the Fund’s inception compare with those of a broad measure of market performance. The bar chart shows only the performance of the Fund’s Class I shares. Returns for Class Z shares would have been substantially similar to those of Class I shares and would have differed only to the extent that Class I shares have higher total annual fund operating expenses than Class Z shares. The Fund’s past performance, before and after taxes, does not necessarily indicate how the Fund will perform in the future. Current performance information is available at www.destinationsfunds.com or by calling 1-877-771-7979.
10

Destinations Small-Mid Cap Equity Fund(continued)
Annual Total Returns (%) as of December 31, 2025

The Fund’s best and worst calendar quarters
Best Quarter: 29.81% (June 30, 2020)
Worst Quarter: (31.04)% (March 31, 2020)
The Fund’s Class I total return (pre-tax) from January 1, 2026 to March 31, 2026 was 3.77%.
AVERAGE ANNUAL TOTAL RETURNS
(For the periods ended December 31, 2025)

	1 Year	5 Years	Since Inception (03/20/2017)
Return Before Taxes
Class I	14.04%	8.38%	11.04%
Class Z*	14.22%	8.53%	10.26%
Return After Taxes on Distributions
Class I	11.80%	5.76%	9.05%
Return After Taxes on Distributions and Sale of Fund Shares
Class I	9.18%	5.82%	8.36%
Russell 2500 Index (reflects no deduction for fees, expenses, or taxes)	11.91%	7.26%	9.39%

*	The Fund’s Class Z shares commenced operations on July 16, 2018.
The after-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an individual investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After tax returns are shown only for Class I and will vary for Class Z.
Investment adviser
Orion Portfolio Solutions, LLC d.b.a. Brinker Capital Investments serves as the investment adviser for the Fund. The Fund employs a “multi-manager” strategy. The Adviser selects and oversees professional money managers (the Sub-advisers), each of which is responsible for investing a portion of the assets of the Fund as allocated by the Adviser. The Adviser’s portfolio management team is jointly and primarily responsible for overseeing the Sub-advisers and the Fund. Where more than one person is listed with respect to a Sub-adviser, the sub-advisory team is jointly and primarily responsible for the portion of the Fund’s assets allocated to such Sub-adviser.
11

Destinations Small-Mid Cap Equity Fund(continued)

Portfolio Manager	Experience with the Fund	Title with Adviser
Brian Storey, CFA	2022	Senior Vice President, Head of Multi-Asset Strategies and Senior Portfolio Manager
Timothy Holland, CFA	2017	Chief Investment Officer and Senior Portfolio Manager
Andrew Goins, CFA	2023	Senior Portfolio Manager
John Hoffman, CFA	2026	Portfolio Manager

Sub-advisers and Portfolio Managers (Title)	Fund’s Portfolio Manager Since
Ceredex Value Advisors LLC
Don Wordell, CFA, Managing Director and Portfolio Manager	2017
Cody P. Smith, CFA, Portfolio Manager	2023
Driehaus Capital Management LLC
Jeff James, Lead Portfolio Manager	2017
Michael Buck, Portfolio Manager	2017
Prakash Vijayan, Assistant Portfolio Manager	2020
Leeward Investments, LLC
R. Todd Vingers, CFA, President, Portfolio Manager	2022
Jay C. Willadsen, CFA, Portfolio Manager	2022
SSGA Funds Management, Inc.
Juan Acevedo, Vice President	2023
Lisa Hobart, Vice President	2023
John Law, CFA, Vice President	2023
Karl Schneider, CAIA, Managing Director	2023

For important information about the Purchase and Sale of Fund Shares, Tax Information and Payments to Financial Intermediaries, please turn to page X of this prospectus.
12

Destinations International Equity Fund
Investment objective
Long term capital appreciation.
Fund fees and expenses
This table describes the fees and expenses you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Class I	Class Z
Management Fees	1.00%	1.00%
Distribution and Service (12b-1) Fees	None	None
Other Expenses	0.28%	0.13%
Acquired Fund Fees and Expenses (AFFE)*	0.01%	0.01%
Total Annual Fund Operating Expenses	1.29%	1.14%
Fee Waivers and Expense Reimbursements	(0.22)%**	(0.22)%**
Total Annual Fund Operating Expenses Less Fee Waivers and Expense Reimbursements	1.07%	0.92%

*
Because the Fund incurred AFFE during the most recent fiscal year, the operating expenses in this fee table will not correlate to the expense ratio in the Fund’s financial statements (or the “Financial Highlights” section in the prospectus), which does not take into account the indirect costs of investing in other investment companies.

**
The Fund’s adviser, Orion Portfolio Solutions, LLC d.b.a. Brinker Capital Investments (“the Adviser”), has contractually agreed to waive a portion of its management fee as necessary to keep the Fund’s management fee from exceeding 0.444% more than the total amount of sub-advisory fees paid by the Adviser. This fee waiver and reimbursement agreement shall remain in effect until June 30, 2027 and may be amended or terminated only with the consent of the Board of Trustees.

Examples
These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those time periods. The examples also assume that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	After 1 year	After 3 years	After 5 years	After 10 years
Class I Shares	$109	$387	$686	$1,537
Class Z Shares	$94	$340	$606	$1,366

Portfolio turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transactions costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the above examples, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 54% of the average value of its portfolio.
Principal investment strategies
The Fund will invest, under normal market conditions, at least 80% of its net assets (plus the amount of any borrowing for investment purposes) in equity securities. The Fund’s 80% policy is not fundamental and can be changed upon 60 days’ prior notice to shareholders.
13

Destinations International Equity Fund(continued)
The Fund employs a “multi-manager” strategy whereby the Adviser allocates the Fund’s assets among professional money managers (each, a “Sub-adviser,” and collectively, the “Sub-advisers”), each of which is responsible for investing its allocated portion of the Fund’s assets. The Adviser may also invest a portion of the Fund’s assets in unaffiliated funds that are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), and that have investment objectives and principal investment strategies consistent with those of the Fund, including open-end funds, closed-end funds and exchange traded funds (ETFs), which may be passively managed (i.e., index-tracking) or actively managed. ETFs may also be used to transition the Fund’s portfolio or to equitize cash while awaiting an opportunity to purchase securities directly. When determining how to allocate the Fund’s assets between unaffiliated funds and Sub-advisers, and among Sub-advisers, the Adviser considers a variety of factors.
The Fund’s assets will primarily be invested in foreign equity securities, including emerging market and frontier market equity securities, of any capitalization. Equity securities include common stock, preferred stock and securities convertible into common or preferred stock, warrants and rights, depositary receipts, and other securities with equity characteristics (for example, participatory notes or derivatives linked to a basket of underlying equity securities, certain options on common stock, and ETFs).
The Fund’s Sub-advisers will employ a number of different investment approaches. The portfolios of some Sub-advisers may, at times, invest a significant percentage of assets in issuers in a particular geographic region, country or small number of countries, or in a single or small number of industries or sectors. Other Sub-advisers will manage a more broadly diversified portfolio that focuses more on stocks of larger companies or various capitalization levels.
It is expected that, under normal market conditions, at least 40% of the Fund’s assets will be invested in the securities of companies that are tied economically to at least three countries outside the U.S.
A Sub-adviser may sell a security for a variety of reasons, including, but not limited to, where the Sub-adviser believes selling the security will help the Fund to secure gains, limit losses, or redeploy assets into more promising opportunities, or the valuation is no longer attractive.
The Fund’s investments in foreign countries generally are traded in currencies other than U.S. dollars. As a result, certain Sub-advisers will buy and sell foreign currencies to facilitate transactions in portfolio securities. Certain Sub-advisers will invest in derivatives, including futures, forwards, options and swaps, primarily to increase or decrease currency exposure and for other investment purposes. However, not all Sub-advisers will hedge their portfolios against possible fluctuations in exchange rates. Due to its investment strategy, the Fund may buy and sell securities and other instruments frequently. The Fund may also lend portfolio securities in an attempt to earn additional income. Any income realized through securities lending may help Fund performance.
Principal risks of investing in the Fund
Investing in any mutual fund involves the risk that you may lose part or all of the money you invest. Over time, the value of your investment in the Fund will increase and decrease according to changes in the value of the securities in the Fund’s portfolio.
The Fund’s principal risks include:
Market Risk. Market values of securities or other investments that the Fund holds will fall, sometimes rapidly or unpredictably, or fail to rise. Returns from the securities in which the Fund invests may underperform returns from the general securities markets or other types of securities. Markets may decline significantly in response to adverse issuer, political, regulatory, market, economic or other developments that may cause broad changes in market value, public perceptions concerning these developments, and adverse investor sentiment or publicity. Similarly, environmental and public health risks, such as natural disasters, epidemics, pandemics or widespread fear that such events may occur, may impact markets adversely and cause market volatility in both the short- and long-term.
Equity Securities Risk. The Fund is subject to the risk that stock prices will fall over short or extended periods of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by these companies may decline in response to such developments, which could result in a decline in the value of the Fund’s shares.
Foreign and Emerging Markets Securities Risk. Foreign securities subject the Fund to the risks associated with investing in the particular country of an issuer, including the political, regulatory, economic, social, diplomatic and other conditions or
14

Destinations International Equity Fund(continued)
events, as well as risks associated with less developed custody and settlement practices. Foreign securities may be more volatile and less liquid than securities of U.S. companies. The performance of the Fund may also be negatively impacted by fluctuations in a foreign currency’s strength or weakness relative to the U.S. dollar. Investments in emerging markets can involve additional and greater risks than the risks associated with investments in developed foreign markets. Emerging markets can have less developed markets, greater custody and operational risk, less developed legal, regulatory, and accounting systems, and greater political, social, and economic instability than developed markets. Frontier markets, considered by the Fund to be a subset of emerging markets, generally have smaller economies and less mature capital markets than emerging markets. As a result, the risks of investing in emerging market countries are magnified in frontier market countries.
Currency Risk. Exchange rates for currencies fluctuate daily. Accordingly, the Fund may experience volatility with respect to the value of its shares and its returns as a result of its exposure to foreign currencies through direct holdings of such currencies or holdings in non-U.S. dollar denominated securities.
Small-Cap and Micro-Cap Securities Risk. Small capitalization stocks may underperform other types of stocks or the equity market as a whole. Stocks of smaller companies may be subject to more abrupt or erratic market movements than stocks of larger, more established companies. Small companies may have limited product lines or financial resources or may be dependent upon a small or inexperienced management group. In addition, small-cap stocks typically are traded in lower volume, are less liquid, and their issuers typically are subject to greater degrees of changes in their earnings and prospects. These risks may be heightened with respect to micro-cap companies.
Mid-Cap Securities Risk. Mid-capitalization stocks tend to perform differently from other segments of the equity market or the equity market as a whole and can be more volatile than stocks of large-capitalization companies. Mid-capitalization companies may be newer or less established, and may have limited resources, products and markets, and may be less liquid.
Investment Style Risk. Different investment styles tend to shift in and out of favor depending on market conditions and investor sentiment. A Sub-adviser’s approach to investing could cause it to underperform other managers that employ a different investment style.
Active Management Risk. Due to the active management investment strategies used by the Fund’s Sub-advisers, the Fund could underperform its benchmark index and/or other funds with similar investment objectives and/or strategies. The Sub-advisers’ judgments about the attractiveness, value, or potential appreciation of the Fund’s investments may prove to be incorrect.
Investment Company and Exchange-Traded Funds (ETFs) Risk. When the Fund invests in an investment company, including closed-end funds and ETFs, in addition to directly bearing the expenses associated with its own operations, it will bear a pro rata portion of the investment company’s expenses. Further, while the risks of owning shares of an investment company generally reflect the risks of owning the underlying investments of the investment company, the Fund may be subject to additional or different risks than if the Fund had invested directly in the underlying investments.
Liquidity Risk. The risk that certain securities may be difficult or impossible to sell at the time and the price that the seller would like. The seller may have to lower the price of the security, sell other securities instead or forego an investment opportunity, any of which could have a negative effect on Fund management or performance.
Europe and United Kingdom Risk. The European financial markets have experienced increased volatility due to concerns about economic downturns, political unrest, war, military conflict, economic sanctions, rising government debt levels, energy crises, and public pandemics, and these events may continue to significantly affect all of Europe. European economies could be significantly affected by, among other things, rising unemployment, the imposition or unexpected elimination of fiscal and monetary controls by member countries of the European Economic and Monetary Union, uncertainty surrounding the euro, the success of governmental actions to reduce budget deficits, and ongoing uncertainties surrounding Brexit, the formal withdrawal by the United Kingdom from the European Union. In addition, acts of war may amplify already existing geopolitical tensions and could increase volatility and uncertainty in the financial markets and adversely affect regional and global economies.
Asia Region Risk. Many Asian economies have at various times been negatively affected by inflation, currency devaluations, an over-reliance on international trade and exports, political and social instability, and less developed financial systems and securities trading markets. Trade restrictions, unexpected decreases in exports, changes in government policies,
15

Destinations International Equity Fund(continued)
expropriation and/or nationalization of assets, confiscatory taxation, or natural disasters could have a significant impact on companies doing business in Asia. The Asian region may be significantly affected by political unrest, military conflict, economic sanctions, and less demand for Asian products and services.
Indian Market and India Region Risk. Government actions, bureaucratic obstacles and inconsistent economic and tax reform policies within the Indian government have had a significant effect on the economy and could adversely affect market conditions, deter economic growth and reduce the profitability of private enterprises. Global factors and foreign actions may inhibit the flow of foreign capital on which India is dependent to sustain its growth. Large portions of many Indian companies remain in the hands of their founders (including members of their families). Family-controlled companies may have weaker and less transparent corporate governance, which increases the potential for loss and unequal treatment of investors. India experiences many of the market risks associated with developing economies, including relatively low levels of liquidity, which may result in extreme volatility in the prices of Indian securities. Religious, cultural and military disputes persist in India, and between India and Pakistan (as well as sectarian groups within each country). The threat of aggression in the region could hinder development of the Indian economy, and escalating tensions could impact the broader region, including China. Because the Fund may invest a large percentage of its assets in India, the value of the Fund’s shares may be affected by events that adversely affect India and may fluctuate more than the value of a less concentrated fund’s shares.
Securities Lending Risk. The Fund may lose money from securities lending if, for example, it is delayed in or prevented from selling the collateral after the loan is made or recovering the securities loaned or if it incurs losses on the reinvestment of cash collateral.
Management Risk. Securities held by the Fund may underperform those held by other funds investing in the same asset class or benchmarks that are representative of the asset class because of the Sub-advisers’ choice of securities.
Multi-Manager Risk. The Adviser may be unable to identify and retain Sub-advisers who achieve superior investment returns relative to other similar Sub-advisers. In addition, the investment styles of the Sub-advisers may not complement each other as expected by the Adviser. The Fund may experience a higher portfolio turnover rate, which can increase the Fund’s transaction costs and more taxable short-term gains for shareholders.
Derivatives Risk. Derivatives, such as forwards, futures, options and swaps, involve risks different from, or possibly greater than, risks associated with investing directly in securities and other traditional investments. Specific risk issues related to the use of such derivatives include valuation and tax issues, increased potential for losses and/or costs to the Fund, and a potential reduction in gains to the Fund. Each of these issues is described in greater detail in this Prospectus. Derivatives may also involve other risks described in this Prospectus or the Fund’s Statement of Additional Information, such as market, interest rate, credit, counterparty, currency, liquidity and leverage risks.
Hedging Risk. Hedges are sometimes subject to imperfect matching between the derivative and the underlying security, and there can be no assurance that the Fund’s hedging transactions will be effective. In addition, the use of hedging may result in certain adverse tax consequences.
Depositary Receipts Risk. Because the Fund may invest in American Depositary Receipts (“ADRs”) and other domestically-traded securities of foreign companies, the Fund’s share price may be more affected by foreign economic and political conditions, taxation policies and accounting and auditing standards than would otherwise be the case.
Concentration Risk. Issuers in a single industry, sector, country or region can react similarly to market, economic, political, regulatory, geopolitical, and other conditions.
Preferred Securities Risk. The risk that: (i) certain preferred stocks contain provisions that allow an issuer under certain conditions to skip or defer distributions; (ii) preferred stocks may be subject to redemption, including at the issuer’s call, and, in the event of redemption, the Fund may not be able to reinvest the proceeds at comparable or favorable rates of return; (iii) preferred stocks are generally subordinated to bonds and other debt securities in an issuer’s capital structure in terms of priority for corporate income and liquidation payments; and (iv) preferred stocks may trade less frequently and in a more limited volume and may be subject to more abrupt or erratic price movements than many other securities.
Convertible Securities Risk. Convertible securities generally tend to be of lower credit quality, and the value of a convertible security may change with the value of the underlying common stock or changes in interest rates. A convertible security may also be subject to redemption at the option of the issuer at a price established in the convertible security’s
16

Destinations International Equity Fund(continued)
governing instrument. If a convertible security held by the Fund is called for redemption, the Fund will be required to permit the issuer to redeem the security, convert it into the underlying common stock or sell it to a third party, which could result in a loss to the Fund. Additionally, the Fund could lose money if the issuer of a convertible security is unable to meet its financial obligations or declares bankruptcy.
Warrants Risk. Warrants are instruments that entitle the holder to buy an equity security at a specific price for a specific period of time. Warrants may be more speculative than other types of investments. The price of a warrant may be more volatile than the price of its underlying security, and a warrant may offer greater potential for capital appreciation as well as capital loss. A warrant ceases to have value if it is not exercised prior to its expiration date.
Please see “Principal Risks of the Funds” for a more detailed description of the risks of investing in the Fund.
Your investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency entity or person.
Performance
The bar chart and the performance table below provide some indication of the risks of investing in the Fund by showing changes in the Fund’s Class I shares’ performance from year to year for the past eight calendar years and by showing how the Fund’s average annual returns for 1 year, 5 years, and since the Fund’s inception compare with those of a broad measure of market performance. The bar chart shows only the performance of the Fund’s Class I shares. Returns for Class Z shares would have been substantially similar to those of Class I shares and would have differed only to the extent that Class I shares have higher total annual fund operating expenses than Class Z shares. The Fund’s past performance, before and after taxes, does not necessarily indicate how the Fund will perform in the future. Current performance information is available at www.destinationsfunds.com or by calling 1-877-771-7979.
Annual Total Returns (%) as of December 31, 2025

The Fund’s best and worst calendar quarters
Best Quarter: 21.77% (June 30, 2020)
Worst Quarter: (19.69)% (March 31, 2020)
The Fund’s Class I total return (pre-tax) from January 1, 2026 to March 31, 2026 was 1.62%.
17

Destinations International Equity Fund(continued)
AVERAGE ANNUAL TOTAL RETURNS
(For the periods ended December 31, 2025)

	1 Year	5 Years	Since Inception (03/20/2017)
Return Before Taxes
Class I	30.48%	4.26%	7.68%
Class Z*	30.55%	4.42%	7.25%
Return After Taxes on Distributions
Class I	24.40%	3.26%	7.01%
Return After Taxes on Distributions and Sale of Fund Shares
Class I	19.88%	3.26%	6.15%
FTSE All-World ex US Index (reflects no deduction for fees, expenses, or taxes)	31.95%	8.02%	8.16%

*	The Fund’s Class Z shares commenced operations on July 16, 2018.
The after-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an individual investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After tax returns are shown only for Class I and will vary for Class Z.
Investment adviser
Orion Portfolio Solutions, LLC d.b.a. Brinker Capital Investments serves as the investment adviser for the Fund. The Fund employs a “multi-manager” strategy. The Adviser selects and oversees professional money managers (the Sub-advisers), each of which is responsible for investing a portion of the assets of the Fund as allocated by the Adviser. The Adviser’s portfolio management team is jointly and primarily responsible for overseeing the Sub-advisers and the Fund. Where more than one person is listed with respect to a Sub-adviser, the sub-advisory team is jointly and primarily responsible for the portion of the Fund’s assets allocated to such Sub-adviser.

Portfolio Manager	Experience with the Fund	Title with Adviser
Brian Storey, CFA	2022	Senior Vice President, Head of Multi-Asset Strategies and Senior Portfolio Manager
Timothy Holland, CFA	2017	Chief Investment Officer and Senior Portfolio Manager
Andrew Goins, CFA	2023	Senior Portfolio Manager
John Hoffman, CFA	2026	Portfolio Manager

Sub-advisers and Portfolio Managers (Title)	Fund’s Portfolio Manager Since
BAMCO, Inc.
Michael Kass, Vice President, Portfolio Manager	2017
Anuj Aggarwal, Vice President, Assistant Portfolio Manager	2020
Barrow, Hanley, Mewhinney & Strauss, LLC
Rand Wrighton, CFA, Senior Managing Director, Portfolio Manager/Analyst	2021
Patrik Wibom, Managing Director, Portfolio Manager/Analyst	2023
Causeway Capital Management, LLC
Arjun Jayaraman, PhD, CFA, Portfolio Manager	2023
MacDuff Kuhnert, CFA, Portfolio Manager	2023
Joe Gubler, CFA, Portfolio Manager	2023
Ryan Myers, Portfolio Manager	2023

18

Destinations International Equity Fund(continued)

Sub-advisers and Portfolio Managers (Title)	Fund’s Portfolio Manager Since
MFS Investment Management
Philip Evans, Investment Officer	2020
Benjamin Stone, Investment Officer	2017
SSGA Funds Management, Inc.
Juan Acevedo, Vice President	2023
Lisa Hobart, Vice President	2023
John Law, CFA, Vice President	2023
Karl Schneider, CAIA, Managing Director	2023
T. Rowe Price Associates, Inc.
Richard N. Clattenburg, CFA, Portfolio Manager	2017

For important information about the Purchase and Sale of Fund Shares, Tax Information and Payments to Financial Intermediaries, please turn to page X of this prospectus.
19

Destinations Equity Income Fund
Investment objective
Primary objective of current income with secondary objective of long-term capital appreciation.
Fund fees and expenses
This table describes the fees and expenses you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Class I	Class Z
Management Fees	0.80%	0.80%
Distribution and Service (12b-1) Fees	None	None
Other Expenses	0.29%	0.14%
Acquired Fund Fees and Expenses (AFFE)*	0.01%	0.01%
Total Annual Fund Operating Expenses	1.10%	0.95%
Fee Waivers and Expense Reimbursements	(0.12)%**	(0.12)%**
Total Annual Fund Operating Expenses Less Fee Waivers and Expense Reimbursements	0.98%	0.83%

*
Because the Fund incurred AFFE during the most recent fiscal year, the operating expenses in this fee table will not correlate to the expense ratio in the Fund’s financial statements (or the “Financial Highlights” section in the prospectus), which does not take into account the indirect costs of investing in other investment companies.

**
The Fund’s adviser, Orion Portfolio Solutions, LLC d.b.a. Brinker Capital Investments (“the Adviser”), has contractually agreed to waive a portion of its management fee as necessary to keep the Fund’s management fee from exceeding 0.444% more than the total amount of sub-advisory fees paid by the Adviser. This fee waiver and reimbursement agreement shall remain in effect until June 30, 2027 and may be amended or terminated only with the consent of the Board of Trustees.

Examples
These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those time periods. The examples also assume that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	After 1 year	After 3 years	After 5 years	After 10 years
Class I Shares	$100	$338	$595	$1,329
Class Z Shares	$85	$291	$514	$1,155

Portfolio turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transactions costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the above examples, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 62% of the average value of its portfolio.
Principal investment strategies
The Fund will invest, under normal market conditions, at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in dividend-paying equity securities of both U.S.-based and foreign companies. The Fund’s 80% policy is not fundamental and can be changed upon 60 days’ prior notice to shareholders.
20

Destinations Equity Income Fund(continued)
The Fund employs a “multi-manager” strategy whereby the Adviser allocates the Fund’s assets among professional money managers (each, a “Sub-adviser,” and collectively, the “Sub-advisers”), each of which is responsible for investing its allocated portion of the Fund’s assets. The Adviser may also invest a portion of the Fund’s assets in unaffiliated funds that are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), and that have investment objectives and principal investment strategies consistent with those of the Fund, including open-end funds, closed-end funds and exchange traded funds (ETFs), which may be passively managed (i.e., index-tracking) or actively managed. In addition, ETFs that pay dividends are counted towards the Fund’s non-fundamental investment policy.
ETFs may also be used to transition the Fund’s portfolio or to equitize cash while awaiting an opportunity to purchase securities directly. When determining how to allocate the Fund’s assets between unaffiliated funds and Sub-advisers, and among Sub-advisers, the Adviser considers a variety of factors.
The Fund invests primarily in common stock and preferred stock (of any capitalization), interests in Real Estate Investment Trusts (REITs), foreign securities, depositary receipts, equity-linked notes and derivatives that are believed to be attractively valued and to have the potential for long-term growth. A Sub-adviser employing an actively managed strategy will select securities based on its assessment of one or more of a variety of factors. In selecting investments for purchase and sale, the Fund seeks to deliver a dividend yield that is higher than the broad equity market.
The Fund typically will invest in foreign securities, including securities of issuers located in emerging markets, which often are denominated in currencies other than U.S. dollars. Accordingly, the Sub-advisers will have the ability, at their discretion, to attempt to hedge against unfavorable changes in currency exchange rates by engaging in forward currency transactions or currency swaps and trading currency futures contracts and options on these futures. However, a Sub-adviser may choose not to, or may be unable to, hedge the Fund’s currency exposure.
A Sub-adviser may sell a security for a variety of reasons, including, but not limited to, where the Sub-adviser believes the combination of dividend yield and dividend growth becomes inadequate, the investment thesis deteriorates or there is diminished management commitment to the dividend.
The Fund may also lend portfolio securities in an attempt to earn additional income. Any income realized through securities lending may help Fund performance.
Principal risks of investing in the Fund
Investing in any mutual fund involves the risk that you may lose part or all of the money you invest. Over time, the value of your investment in the Fund will increase and decrease according to changes in the value of the securities in the Fund’s portfolio.
The Fund’s principal risks include:
Market Risk. Market values of securities or other investments that the Fund holds will fall, sometimes rapidly or unpredictably, or fail to rise. Returns from the securities in which the Fund invests may underperform returns from the general securities markets or other types of securities. Markets may decline significantly in response to adverse issuer, political, regulatory, market, economic or other developments that may cause broad changes in market value, public perceptions concerning these developments, and adverse investor sentiment or publicity. Similarly, environmental and public health risks, such as natural disasters, epidemics, pandemics or widespread fear that such events may occur, may impact markets adversely and cause market volatility in both the short- and long-term.
Equity Securities Risk. The Fund is subject to the risk that stock prices will fall over short or extended periods of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by these companies may decline in response to such developments, which could result in a decline in the value of the Fund’s shares.
Dividend Income Risk. There is no guarantee that the issuers of the stocks held by the Fund will declare dividends in the future or that, if dividends are declared, they will remain at their current levels or increase over time.
Foreign and Emerging Markets Securities Risk. Foreign securities subject the Fund to the risks associated with investing in the particular country of an issuer, including the political, regulatory, economic, social, diplomatic and other conditions or events, as well as risks associated with less developed custody and settlement practices. Foreign securities may be more volatile and less liquid than securities of U.S. companies. The performance of the Fund may also be negatively impacted by fluctuations in a foreign currency’s strength or weakness relative to the U.S. dollar. Investments in emerging markets can
21

Destinations Equity Income Fund(continued)
involve additional and greater risks than the risks associated with investments in developed foreign markets. Emerging markets can have less developed markets, greater custody and operational risk, less developed legal, regulatory, and accounting systems, and greater political, social, and economic instability than developed markets. Frontier markets, considered by the Fund to be a subset of emerging markets, generally have smaller economies and less mature capital markets than emerging markets. As a result, the risks of investing in emerging market countries are magnified in frontier market countries.
Currency Risk. Exchange rates for currencies fluctuate daily. Accordingly, the Fund may experience volatility with respect to the value of its shares and its returns as a result of its exposure to foreign currencies through direct holdings of such currencies or holdings in non-U.S. dollar denominated securities.
Investment Style Risk. Different investment styles tend to shift in and out of favor depending on market conditions and investor sentiment. A Sub-adviser’s approach to investing could cause it to underperform other managers that employ a different investment style.
Active Management Risk. Due to the active management investment strategies used by the Fund’s Sub-advisers, the Fund could underperform its benchmark index and/or other Funds with similar investment objectives and/or strategies. The Sub-advisers’ judgments about the attractiveness, value, or potential appreciation of the Fund’s investments may prove to be incorrect.
Investment Company and Exchange-Traded Funds (ETFs) Risk. When the Fund invests in an investment company, including closed-end funds and ETFs, in addition to directly bearing the expenses associated with its own operations, it will bear a pro rata portion of the investment company’s expenses. Further, while the risks of owning shares of an investment company generally reflect the risks of owning the underlying investments of the investment company, the Fund may be subject to additional or different risks than if the Fund had invested directly in the underlying investments.
Depositary Receipts Risk. Because the Fund may invest in depositary receipts, to include American Depositary Receipts (ADRs), Global Depositary Receipts (GDRs), European Depositary Receipts (EDRs), and other domestically-traded securities of foreign companies, the Fund’s share price may be more affected by foreign economic and political conditions, taxation policies and accounting and auditing standards than would otherwise be the case.
Liquidity Risk. The risk that certain securities may be difficult or impossible to sell at the time and the price that the seller would like. The seller may have to lower the price of the security, sell other securities instead or forego an investment opportunity, any of which could have a negative effect on Fund management or performance.
Securities Lending Risk. The Fund may lose money from securities lending if, for example, it is delayed in or prevented from selling the collateral after the loan is made or recovering the securities loaned or if it incurs losses on the reinvestment of cash collateral.
Sector Risk. Companies with similar characteristics may be grouped together in broad categories called sectors. Sector risk is the possibility that a certain sector may underperform other sectors or the market as a whole. To the extent the Fund invests more heavily in particular sectors of the economy, its performance will be more susceptible to any economic, business or other developments which generally affect that sector.
Management Risk. Securities held by the Fund may underperform those held by other funds investing in the same asset class or benchmarks that are representative of the asset class because of the Sub-advisers’ choice of securities.
Multi-manager Risk. The Adviser may be unable to identify and retain Sub-advisers who achieve superior investment returns relative to other similar Sub-advisers. In addition, the investment styles of the Sub-advisers may not complement each other as expected by the Adviser. The Fund may experience a higher portfolio turnover rate, which can increase the Fund’s transaction costs and more taxable short-term gains for shareholders.
Real Estate Investment Trusts (REITs) Risk. REITs are trusts that invest primarily in commercial real estate or real estate- related loans. The Fund’s investments in REITs will be subject to the risks associated with the direct ownership of real estate. Risks commonly associated with the direct ownership of real estate include fluctuations in the value of underlying properties, defaults by borrowers or tenants, changes in interest rates and risks related to general or local economic conditions. Some REITs may have limited diversification and may be subject to risks inherent in financing a limited number of properties.
22

Destinations Equity Income Fund(continued)
Preferred Securities Risk. The risk that: (i) certain preferred stocks contain provisions that allow an issuer under certain conditions to skip or defer distributions; (ii) preferred stocks may be subject to redemption, including at the issuer’s call, and, in the event of redemption, the Fund may not be able to reinvest the proceeds at comparable or favorable rates of return; (iii) preferred stocks are generally subordinated to bonds and other debt securities in an issuer’s capital structure in terms of priority for corporate income and liquidation payments; and (iv) preferred stocks may trade less frequently and in a more limited volume and may be subject to more abrupt or erratic price movements than many other securities.
Convertible Securities Risk. The value of a convertible security, which is a form of hybrid security (i.e., a security with both debt and equity characteristics), typically increases or decreases with the price of the underlying common stock. In general, a convertible security is subject to the market risks of stocks when the underlying stock’s price is high relative to the conversion price and is subject to the market risks of debt securities when the underlying stock’s price is low relative to the conversion price. The general market risks of debt securities that are common to convertible securities include, but are not limited to, interest rate risk and credit risk — that is, the value of convertible securities will move in the direction opposite to movements in interest rates; they are subject to the risk that the issuer will not be able to pay interest or dividends when due; and their market value may change based on changes in the issuer’s credit rating or the market’s perception of the issuer’s creditworthiness. Many convertible securities have credit ratings that are below investment grade and are subject to the same risks as an investment in lower-rated debt securities (commonly known as “junk bonds”). Lower-rated debt securities may fluctuate more widely in price and yield than investment grade debt securities and may fall in price during times when the economy is weak or is expected to become weak. To the extent the Fund invests in convertible securities issued by small- or mid-cap companies, it will be subject to the risks of investing in such companies.
Mid-Cap Securities Risk. Mid-capitalization stocks tend to perform differently from other segments of the equity market or the equity market as a whole and can be more volatile than stocks of large-capitalization companies. Mid-capitalization companies may be newer or less established, and may have limited resources, products and markets, and may be less liquid.
Small-Cap Securities Risk. Small capitalization stocks may underperform other types of stocks or the equity market as a whole. Stocks of smaller companies may be subject to more abrupt or erratic market movements than stocks of larger, more established companies. Small companies may have limited product lines or financial resources, or may be dependent upon a small or inexperienced management group. In addition, small-cap stocks typically are traded in lower volume, are less liquid, and their issuers typically are subject to greater degrees of changes in their earnings and prospects.
Derivatives Risk. Derivatives, such as forwards, futures, options and swaps, involve risks different from, or possibly greater than, risks associated with investing directly in securities and other traditional investments. Specific risk issues related to the use of such derivatives include valuation and tax issues, increased potential for losses and/or costs to the Fund, and a potential reduction in gains to the Fund. Each of these issues is described in greater detail in this Prospectus. Derivatives may also involve other risks described in this Prospectus or the Fund’s Statement of Additional Information, such as market, interest rate, credit, counterparty, currency, liquidity and leverage risks.
Please see “Principal Risks of the Funds” for a more detailed description of the risks of investing in the Fund.
Your investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency entity or person.
Performance
The bar chart and the performance table below provide some indication of the risks of investing in the Fund by showing changes in the Fund’s Class I shares’ performance from year to year for the past eight calendar years and by showing how the Fund’s average annual returns for 1 year, 5 years, and since the Fund’s inception compare with those of a broad measure of market performance. The bar chart shows only the performance of the Fund’s Class I shares. Returns for Class Z shares would have been substantially similar to those of Class I shares and would have differed only to the extent that Class I shares have higher total annual fund operating expenses than Class Z shares. The Fund’s past performance, before and after taxes, does not necessarily indicate how the Fund will perform in the future. Current performance information is available at www.destinationsfunds.com or by calling 1-877-771-7979.
23

Destinations Equity Income Fund(continued)
Annual Total Returns (%) as of December 31, 2025

The Fund’s best and worst calendar quarters
Best Quarter: 13.45% (December 31, 2022)
Worst Quarter: (24.39)% (March 31, 2020)
The Fund’s Class I total return (pre-tax) from January 1, 2026 to March 31, 2026 was 5.06%.
AVERAGE ANNUAL TOTAL RETURNS
(For the periods ended December 31, 2025)

	1 Year	5 Years	Since Inception (03/20/2017)
Return Before Taxes
Class I	19.32%	11.45%	8.62%
Class Z*	19.64%	11.64%	9.36%
Return After Taxes on Distributions
Class I	16.94%	10.25%	7.30%
Return After Taxes on Distributions and Sale of Fund Shares
Class I	13.09%	8.95%	6.57%
FTSE All-World Developed Index (reflects no deduction for fees, expenses, or taxes)	22.25%	11.97%	12.04%
FTSE All-World High Dividend Yield Index (reflects no deduction for fees, expenses, or taxes)	26.33%	11.31%	8.50%

*	The Fund’s Class Z shares commenced operations on July 16, 2018
This table compares the Fund’s average annual total returns to those of a broad-based securities market index and an additional index with characteristics relevant to the Fund’s investment strategy.
The after-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an individual investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After tax returns are shown only for Class I and will vary for Class Z.
24

Destinations Equity Income Fund(continued)
Investment adviser
Orion Portfolio Solutions, LLC d.b.a. Brinker Capital Investments serves as the investment adviser for the Fund. The Fund employs a “multi-manager” strategy. The Adviser selects and oversees professional money managers (the Sub-advisers), each of which is responsible for investing a portion of the assets of the Fund as allocated by the Adviser. The Adviser’s portfolio management team is jointly and primarily responsible for overseeing the Sub-advisers and the Fund. Where more than one person is listed with respect to a Sub-adviser, the sub-advisory team is jointly and primarily responsible for the portion of the Fund’s assets allocated to such Sub-adviser.

Portfolio Manager	Experience with the Fund	Title with Adviser
Brian Storey, CFA	2022	Senior Vice President, Head of Multi-Asset Strategies and Senior Portfolio Manager
Timothy Holland, CFA	2017	Chief Investment Officer and Senior Portfolio Manager
Andrew Goins, CFA	2023	Senior Portfolio Manager
John Hoffman, CFA	2026	Portfolio Manager

Sub-advisers and Portfolio Managers (Title)	Fund’s Portfolio Manager Since
Federated Equity Management Company of Pennsylvania
Daniel Peris, CFA, Senior Portfolio Manager	2017
Deborah D. Bickerstaff, Portfolio Manager	2017
Michael R. Tucker, Senior Portfolio Manager	2020
Jared S. Hoff, Senior Portfolio Manager	2020
Neuberger Berman Investment Advisers LLC
Richard S. Levine, Managing Director and Portfolio Manager	2021
Alexandra Pomeroy, Managing Director and Portfolio Manager	2021
William D. Hunter, Managing Director and Portfolio Manager	2021
Shawn Trudeau, CFA, Managing Director and Portfolio Manager	2021
Nuveen Asset Management LLC
James T. Stephenson, CFA, Managing Director and Portfolio Manager	2018
Peter Boardman, Managing Director and Portfolio Manager	2022

For important information about the Purchase and Sale of Fund Shares, Tax Information and Payments to Financial Intermediaries, please turn to page X of this prospectus.
25

Destinations Core Fixed Income Fund
Investment objective
Maximize current income and total return.
Fund fees and expenses
This table describes the fees and expenses you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Class I	Class Z
Management Fees	0.65%	0.65%
Distribution and Service (12b-1) Fees	None	None
Other Expenses	0.25%	0.10%
Total Annual Fund Operating Expenses	0.90%	0.75%
Fee Waivers and Expense Reimbursements	(0.03)%*	(0.03)%*
Total Annual Fund Operating Expenses Less Fee Waivers and Expense Reimbursements	0.87%	0.72%

*
The Fund’s adviser, Orion Portfolio Solutions, LLC d.b.a. Brinker Capital Investments (“the Adviser”), has contractually agreed to waive a portion of its management fee as necessary to keep the Fund’s management fee from exceeding 0.444% more than the total amount of sub-advisory fees paid by the Adviser. This fee waiver and reimbursement agreement shall remain in effect until June 30, 2027 and may be amended or terminated only with the consent of the Board of Trustees.

Examples
These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those time periods. The examples also assume that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	After 1 year	After 3 years	After 5 years	After 10 years
Class I Shares	$89	$284	$496	$1,105
Class Z Shares	$74	$237	$414	$928

Portfolio turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transactions costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the above examples, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 167% of the average value of its portfolio.
Principal investment strategies
The Fund will invest, under normal market conditions, at least 80% of its net assets (plus the amount of any borrowing for investment purposes) in fixed income instruments. The Fund’s 80% policy is not fundamental and can be changed upon 60 days’ prior written notice to shareholders.
The Fund employs a “multi-manager” strategy whereby the Adviser allocates the Fund’s assets among professional money managers (each, a “Sub-adviser,” and collectively, the “Sub-advisers”), each of which is responsible for investing its allocated portion of the Fund’s assets. The Adviser may also invest a portion of the Fund’s assets in unaffiliated funds that are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), and that have investment objectives and principal investment strategies consistent with those of the Fund, including open-end funds, closed-end funds
26

Destinations Core Fixed Income Fund(continued)
and exchange traded funds (ETFs), which may be passively managed (i.e., index-tracking) or actively managed. ETFs may also be used to transition the Fund’s portfolio or to equitize cash while awaiting an opportunity to purchase securities directly. When determining how to allocate the Fund’s assets between unaffiliated funds and Sub-advisers, and among Sub-advisers, the Adviser considers a variety of factors.
The Fund invests primarily in bonds, debt, and other fixed income instruments issued by governmental or private-sector entities, including mortgage-backed securities, asset-backed securities, investment grade corporate bonds, junk bonds, bank loans, loan participations, assignments, derivatives, credit default swaps, inverse floater securities, interest-only and principal-only securities and money market instruments.
A Sub-adviser will select securities based on its assessment of one or more of a variety of factors. Under normal market conditions, the Fund’s total investment portfolio will have a weighted average effective duration of no less than one year and no more than ten years.
The Fund will invest a substantial portion of its net assets in mortgage-backed securities of any maturity or type guaranteed by, or secured by collateral that is guaranteed by, the United States Government, its agencies, instrumentalities or sponsored corporations, or in privately issued mortgage-backed securities rated at the time of investment Aa3 or higher by Moody’s Investors Service, Inc. or AA- or higher by Standard & Poor’s Ratings Group or the equivalent by any other nationally recognized statistical rating organization or in unrated securities that are determined by a Sub-adviser to be of comparable quality.
The Fund will also invest in junk bonds, bank loans and assignments, privately issued residential and commercial mortgage-backed securities, and other instruments rated below investment grade or unrated but determined by the Sub-adviser to be of comparable quality, and may invest in credit default swaps of companies in the high yield universe.
A Sub-adviser may sell a security for a variety of reasons, such as where the Sub-adviser believes there is a better investment opportunity, when the portfolio managers perceive deterioration in the credit fundamentals of the issuer or when the portfolio managers believe it would be appropriate to do so in order to readjust duration of the Fund’s investment portfolio.
Due to its investment strategy, the Fund may buy and sell securities and other instruments frequently.
The Fund may also lend portfolio securities in an attempt to earn additional income. Any income realized through securities lending may help Fund performance.
Principal risks of investing in the Fund
Investing in any mutual fund involves the risk that you may lose part or all of the money you invest. Over time, the value of your investment in the Fund will increase and decrease according to changes in the value of the securities in the Fund’s portfolio.
The Fund’s principal risks include:
Market Risk. Market values of securities or other investments that the Fund holds will fall, sometimes rapidly or unpredictably, or fail to rise. Returns from the securities in which the Fund invests may underperform returns from the general securities markets or other types of securities. Markets may decline significantly in response to adverse issuer, political, regulatory, market, economic or other developments that may cause broad changes in market value, public perceptions concerning these developments, and adverse investor sentiment or publicity. Similarly, environmental and public health risks, such as natural disasters, epidemics, pandemics or widespread fear that such events may occur, may impact markets adversely and cause market volatility in both the short- and long-term.
Fixed Income Market Risk. The prices of the Fund’s fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments and their agencies. Generally, the Fund’s fixed income securities will decrease in value if interest rates rise and vice versa. In a low interest rate environment, risks associated with rising rates are heightened. Declines in dealer market- making capacity as a result of structural or regulatory changes could decrease liquidity and/or increase volatility in the fixed income markets. In the case of foreign securities, price fluctuations will reflect international economic and political events, as well as changes in currency valuations relative to the U.S. dollar.
27

Destinations Core Fixed Income Fund(continued)
Interest Rate Risk. The risk that debt instruments will change in value because of changes in interest rates. Generally, the value of the Fund’s fixed income securities will vary inversely with the direction of prevailing interest rates. Changing interest rates may have unpredictable effects on the markets and may affect the value and liquidity of instruments held by the Fund.
Mortgage-Backed Securities Risk. The risk that borrowers may default on their mortgage obligations or the guarantees underlying the mortgage-backed securities will default or otherwise fail and that, during periods of falling interest rates, mortgage-backed securities will be called or prepaid, which may result in the Fund having to reinvest proceeds in other investments at a lower interest rate. During periods of rising interest rates, the average life of a mortgage-backed security may extend, which may lock in a below-market interest rate, increase the security’s duration, and reduce the value of the security.
Credit Risk. Credit risk refers to the possibility that the issuer of a debt security (i.e., the borrower) will not be able to make principal and interest payments when due. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Fund’s investment in that issuer. The degree of credit risk depends on the issuer’s financial condition and on the terms of the securities.
High Yield (Junk Bonds) Risk. The risk that debt instruments rated below investment grade or debt instruments that are unrated and determined by a Sub-adviser to be of comparable quality are predominantly speculative. These instruments, commonly known as ‘junk bonds,’ have a higher degree of default risk and may be less liquid than higher-rated bonds. These instruments may be subject to greater price volatility due to such factors as specific corporate developments, interest rate sensitivity, negative perceptions of high yield investments generally, and less secondary market liquidity.
Asset-Backed Securities Risk. The risk that borrowers may default on the obligations that underlie the asset-backed security and that, during periods of falling interest rates, asset-backed securities may be called or prepaid, which may result in the Fund having to reinvest proceeds in other investments at a lower interest rate, and the risk that the impairment of the value of the collateral underlying a security in which the Fund invests (due, for example, to non-payment of loans) will result in a reduction in the value of the security.
Prepayment Risk. When interest rates fall, certain obligations will be paid off by the obligor more quickly than originally anticipated, and the Fund may have to invest the proceeds in securities with lower yields.
Extension Risk. When interest rates rise, certain obligations will be paid off by the obligor more slowly than anticipated, causing the value of these obligations to fall.
U.S. Government Securities Risk. Certain securities in which the Fund may invest, including securities issued by certain U.S. Government agencies and U.S. Government sponsored enterprises, are not guaranteed by the U.S. Government or supported by the full faith and credit of the United States.
Bank Loans Risk. The market for corporate loans may be subject to irregular trading activity and wide bid/ask spreads. In addition, transactions in corporate loans may settle on a delayed basis. As a result, the proceeds from the sale of corporate loans may not be readily available to make additional investments or to meet the Fund’s redemption obligations. To the extent the extended settlement process gives rise to short-term liquidity needs, the Fund may hold additional cash, sell investments or temporarily borrow from banks and other lenders.
Foreign Securities Risk. Foreign securities subject the Fund to the risks associated with investing in the particular country of an issuer, including the political, regulatory, economic, social, diplomatic and other conditions or events, as well as risks associated with less developed custody and settlement practices. Foreign securities may be more volatile and less liquid than securities of U.S. companies. The performance of the Fund may also be negatively impacted by fluctuations in a foreign currency’s strength or weakness relative to the U.S. dollar. Risks of foreign investment tend to be greater in emerging markets, which tend to be more likely to experience political turmoil or rapid change to market or economic conditions.
Investment Style Risk. Different investment styles tend to shift in and out of favor depending on market conditions and investor sentiment. A Sub-adviser’s approach to investing could cause it to underperform other managers that employ a different investment style.
28

Destinations Core Fixed Income Fund(continued)
Active Management Risk. Due to the active management investment strategies used by the Fund’s Sub-advisers, the Fund could underperform its benchmark index and/or other funds with similar investment objectives and/or strategies. The Sub-advisers’ judgments about the attractiveness, value, or potential appreciation of the Fund’s investments may prove to be incorrect.
Liquidity Risk. The risk that certain securities may be difficult or impossible to sell at the time and the price that the seller would like. The seller may have to lower the price of the security, sell other securities instead or forego an investment opportunity, any of which could have a negative effect on Fund management or performance.
Securities Lending Risk. The Fund may lose money from securities lending if, for example, it is delayed in or prevented from selling the collateral after the loan is made or recovering the securities loaned or if it incurs losses on the reinvestment of cash collateral.
Management Risk. Securities held by the Fund may underperform those held by other funds investing in the same asset class or benchmarks that are representative of the asset class because of the Sub-advisers’ choice of securities.
Multi-Manager Risk. The Adviser may be unable to identify and retain Sub-advisers who achieve superior investment returns relative to other similar Sub-advisers. In addition, the investment styles of the Sub-advisers may not complement each other as expected by the Adviser. The Fund may experience a higher portfolio turnover rate, which can increase the Fund’s transaction costs and more taxable short-term gains for shareholders.
Portfolio Turnover Risk. Frequent buying and selling of investments may involve higher trading costs and other expenses and may affect the Fund’s performance over time.
Loan Assignment/Loan Participation Risk. If a bank loan is acquired through an assignment or a participation, the Fund will be exposed to the credit risk of both the borrower or the institution selling the participation.
Derivatives Risk. Derivatives, such as forwards, futures, options and swaps, involve risks different from, or possibly greater than, risks associated with investing directly in securities and other traditional investments. Specific risk issues related to the use of such derivatives include valuation and tax issues, increased potential for losses and/or costs to the Fund, and a potential reduction in gains to the Fund. Each of these issues is described in greater detail in this Prospectus. Derivatives may also involve other risks described in this Prospectus or the Fund’s Statement of Additional Information, such as market, interest rate, credit, counterparty, currency, liquidity and leverage risks.
TBA and When-Issued Transaction Risk. TBA and When-Issued securities involve risk that a security the Fund buys will lose value prior to its delivery. There is also risk that the security will not be issued or that the other party to the transaction will not meet its obligations. If this occurs, the Fund loses both the investment opportunity for the assets it set aside to pay for the security and any gain in the security’s price.
Call Risk. If, during periods of falling interest rates, an issuer calls higher-yielding debt securities held by the Strategy, the Strategy may have to reinvest in securities with lower yields or higher risk of default, which may adversely impact the Strategy’s risk performance.
Hedging Risk. Hedges are sometimes subject to imperfect matching between the derivative and the underlying security, and there can be no assurance that the Fund’s hedging transactions will be effective. In addition, the use of hedging may result in certain adverse tax consequences.
Currency Risk. Exchange rates for currencies fluctuate daily. Accordingly, the Fund may experience volatility with respect to the value of its shares and its returns as a result of its exposure to foreign currencies through direct holdings of such currencies or holdings in non-U.S. dollar denominated securities.
Investment Company and Exchange-Traded Funds (ETFs) Risk. When the Fund invests in an investment company, including closed-end funds and ETFs, in addition to directly bearing the expenses associated with its own operations, it will bear a pro rata portion of the investment company’s expenses. Further, while the risks of owning shares of an investment company generally reflect the risks of owning the underlying investments of the investment company, the Fund may be subject to additional or different risks than if the Fund had invested directly in the underlying investments.
Please see “Principal Risks of the Funds” for a more detailed description of the risks of investing in the Fund.
Your investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency entity or person.
29

Destinations Core Fixed Income Fund(continued)
Performance
The bar chart and the performance table below provide some indication of the risks of investing in the Fund by showing changes in the Fund’s Class I shares’ performance from year to year for the past eight calendar years and by showing how the Fund’s average annual returns for 1 year, 5 years, and since the Fund’s inception compare with those of a broad measure of market performance. The bar chart shows only the performance of the Fund’s Class I shares. Returns for Class Z shares would have been substantially similar to those of Class I shares and would have differed only to the extent that Class I shares have higher total annual fund operating expenses than Class Z shares. The Fund’s past performance, before and after taxes, does not necessarily indicate how the Fund will perform in the future. Current performance information is available at www.destinationsfunds.com or by calling 1-877-771-7979.
Annual Total Returns (%) as of December 31, 2025

The Fund’s best and worst calendar quarters
Best Quarter: 6.73% (December 31, 2023)
Worst Quarter: (5.65)% in (March 31, 2022)
The Fund’s Class I total return (pre-tax) from January 1, 2026 to March 31, 2026 was (0.01)%.
AVERAGE ANNUAL TOTAL RETURNS
(For the periods ended December 31, 2025)

	1 Year	5 Years	Since Inception (03/20/2017)
Return Before Taxes
Class I	6.55%	(0.42)%	1.29%
Class Z*	6.75%	(0.28)%	1.54%
Return After Taxes on Distributions
Class I	4.90%	(1.75)%	0.06%
Return After Taxes on Distributions and Sale of Fund Shares
Class I	3.86%	(0.84)%	0.49%
ICE BofA US Broad Market Index (reflects no deduction for fees, expenses, or taxes)	7.15%	(0.42)%	1.94%

*	The Fund’s Class Z shares commenced operations on July 16, 2018.
The after-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an individual investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After tax returns are shown only for Class I and will vary for Class Z.
30

Destinations Core Fixed Income Fund(continued)
Investment adviser
Orion Portfolio Solutions, LLC d.b.a. Brinker Capital Investments serves as the investment adviser for the Fund. The Fund employs a “multi-manager” strategy. The Adviser selects and oversees professional money managers (the Sub-advisers), each of which is responsible for investing a portion of the assets of the Fund as allocated by the Adviser. The Adviser’s portfolio management team is jointly and primarily responsible for overseeing the Sub-advisers and the Fund. Where more than one person is listed with respect to a Sub-adviser, the sub-advisory team is jointly and primarily responsible for the portion of the Fund’s assets allocated to such Sub-adviser.

Portfolio Manager	Experience with the Fund	Title with Adviser
Brian Storey, CFA	2022	Senior Vice President, Head of Multi-Asset Strategies and Senior Portfolio Manager
Timothy Holland, CFA	2017	Chief Investment Officer and Senior Portfolio Manager
Andrew Goins, CFA	2023	Senior Portfolio Manager
John Hoffman, CFA	2026	Portfolio Manager

Sub-advisers and Portfolio Managers (Title)	Fund’s Portfolio Manager Since
DoubleLine Capital LP
Jeffrey E. Gundlach, Co-Founder, Chief Executive Officer and Chief Investment Officer	2017
Jeffrey J. Sherman, CFA, Deputy Chief Investment Officer and Portfolio Manager	2017
Merganser Capital Management, LLC
Andrew M. Smock, CFA, Co-Chief Investment Officer, Principal and Portfolio Manager	2020
Todd Copenhaver, CFA, Co-Chief Investment Officer, Principal and Portfolio Manager	2020
Wellington Management Company LLP
Campe Goodman, CFA, Senior Managing Director, Partner, and Fixed Income Portfolio Manager	2020
Robert D. Burn, CFA, Senior Managing Director, Partner and Fixed Income Portfolio Manager	2020
Connor Fitzgerald, CFA, Senior Managing Director, Partner, and Fixed Income Portfolio Manager	2025

For important information about the Purchase and Sale of Fund Shares, Tax Information and Payments to Financial Intermediaries, please turn to page X of this prospectus.
31

Destinations Low Duration Fixed Income Fund
Investment objective
Current income.
Fund fees and expenses
This table describes the fees and expenses you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Class I	Class Z
Management Fees	0.70%	0.70%
Distribution and Service (12b-1) Fees	None	None
Other Expenses	0.34%	0.19%
Acquired Fund Fees and Expenses (AFFE)*	0.01%	0.01%
Total Annual Fund Operating Expenses	1.05%	0.90%
Fee Waivers and Expense Reimbursements	(0.05)%**	(0.05)%**
Total Annual Fund Operating Expenses Less Fee Waivers and Expense Reimbursements	1.00%	0.85%

*
Because the Fund incurred AFFE during the most recent fiscal year, the operating expenses in this fee table will not correlate to the expense ratio in the Fund’s financial statements (or the “Financial Highlights” section in the prospectus), which does not take into account the indirect costs of investing in other investment companies.

**
The Fund’s adviser, Orion Portfolio Solutions, LLC d.b.a. Brinker Capital Investments (“the Adviser”), has contractually agreed to waive a portion of its management fee as necessary to keep the Fund’s management fee from exceeding 0.444% more than the total amount of sub-advisory fees paid by the Adviser. This fee waiver and reimbursement agreement shall remain in effect until June 30, 2027 and may be amended or terminated only with the consent of the Board of Trustees.

Examples
These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those time periods. The examples also assume that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	After 1 year	After 3 years	After 5 years	After 10 years
Class I Shares	$102	$329	$575	$1,278
Class Z Shares	$87	$282	$494	$1,103

Portfolio turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transactions costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the above examples, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 76% of the average value of its portfolio.
Principal investment strategies
The Fund will invest, under normal market conditions, at least 80% of its total assets (plus the amount of any borrowings for investment purposes) in a diversified portfolio of fixed income securities. The Fund will normally be constructed with an average duration of three years or less. The Fund’s 80% policy is not fundamental and can be changed upon 60 days’ prior notice to shareholders.
32

Destinations Low Duration Fixed Income Fund(continued)
The Fund employs a “multi-manager” strategy whereby the Adviser allocates the Fund’s assets among professional money managers (each, a “Sub-adviser,” and collectively, the “Sub-advisers”), each of which is responsible for investing its allocated portion of the Fund’s assets. The Adviser may also invest a portion of the Fund’s assets in unaffiliated funds that are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), and that have investment objectives and principal investment strategies consistent with those of the Fund, including open-end funds, closed-end funds and exchange traded funds (ETFs), which may be passively managed (i.e., index-tracking) or actively managed. ETFs may also be used to transition the Fund’s portfolio or to equitize cash while awaiting an opportunity to purchase securities directly. When determining how to allocate the Fund’s assets between unaffiliated funds and Sub-advisers, and among Sub-advisers, the Adviser considers a variety of factors.
The Fund primarily invests in bonds, debt, fixed income and income-producing instruments issued by governmental or private-sector entities, including mortgage-backed securities, asset-backed securities, junk bonds, corporate debt, foreign securities (including emerging markets), inflation-indexed bonds, bank loans and assignments, collateralized loan obligations, preferred securities, and special purpose acquisition companies (SPACs). Sub-advisers employing an actively managed strategy will select securities based on its assessment of one or more of a variety of factors.
The Fund may invest some of its assets in securities that have not been called or tendered having a maturity date in excess of three years. The Fund will also invest in fixed income and other income-producing instruments rated below investment grade and those that are unrated but determined by the Fund’s Sub-advisers to be of comparable credit quality.
The Fund may invest in mortgage-backed securities issued by companies operated or managed by a Sub-adviser or its affiliates and in other investment companies or private investment vehicles managed by a Sub-adviser, subject to limitations imposed by applicable law.
The Fund may enter into derivatives transactions and other instruments of any kind for hedging purposes or otherwise to gain or reduce long or short exposure to one or more asset classes or issuers.
A Sub-adviser may sell a security for a variety of reasons, such as where the Sub-adviser believes there is a better investment opportunity, there is a deterioration in the credit fundamentals of the issuer or the individual security has reached the sell target.
Due to its investment strategy, the Fund may buy and sell securities and other instruments frequently.
The Fund may also lend portfolio securities in an attempt to earn additional income. Any income realized through securities lending may help Fund performance.
Principal risks of investing in the Fund
Investing in any mutual fund involves the risk that you may lose part or all of the money you invest. Over time, the value of your investment in the Fund will increase and decrease according to changes in the value of the securities in the Fund’s portfolio.
The Fund’s principal risks include:
Market Risk. Market values of securities or other investments that the Fund holds will fall, sometimes rapidly or unpredictably, or fail to rise. Returns from the securities in which the Fund invests may underperform returns from the general securities markets or other types of securities. Markets may decline significantly in response to adverse issuer, political, regulatory, market, economic or other developments that may cause broad changes in market value, public perceptions concerning these developments, and adverse investor sentiment or publicity. Similarly, environmental and public health risks, such as natural disasters, epidemics, pandemics or widespread fear that such events may occur, may impact markets adversely and cause market volatility in both the short- and long-term.
Fixed Income Market Risk. The prices of the Fund’s fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments and their agencies. Generally, the Fund’s fixed income securities will decrease in value if interest rates rise and vice versa. In a low interest rate environment, risks associated with rising rates are heightened. Declines in dealer market-making capacity as a result of structural or regulatory changes could decrease liquidity and/or increase volatility in the fixed income markets. In the case of foreign securities, price fluctuations will reflect international economic and political events,
33

Destinations Low Duration Fixed Income Fund(continued)
as well as changes in currency valuations relative to the U.S. dollar. In response to these events, the Fund’s value may fluctuate and/or the Fund may experience increased redemptions from shareholders, which may impact the Fund’s liquidity or force the Fund to sell securities into a declining or illiquid market.
Interest Rate Risk. The risk that debt instruments will change in value because of changes in interest rates. Generally, the value of the Fund’s fixed income securities will vary inversely with the direction of prevailing interest rates. Changing interest rates may have unpredictable effects on the markets and may affect the value and liquidity of instruments held by the Fund.
Credit Risk. Credit risk refers to the possibility that the issuer of a debt security (i.e., the borrower) will not be able to make principal and interest payments when due. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Fund’s investment in that issuer.
High Yield (Junk Bonds) Risk. The risk that debt instruments rated below investment grade or debt instruments that are unrated and determined by the Sub-advisers to be of comparable quality are predominantly speculative. These instruments commonly known as ‘junk bonds,’ have a higher degree of default risk and may be less liquid than higher-rated bonds. These instruments may be subject to greater price volatility due to such factors as specific corporate developments, interest rate sensitivity, negative perceptions of high yield investments generally, and less secondary market liquidity.
Mortgage-Backed Securities Risk. The risk that borrowers may default on their mortgage obligations or the guarantees underlying the mortgage-backed securities will default or otherwise fail and that, during periods of falling interest rates, mortgage-backed securities will be called or prepaid, which may result in the Fund having to reinvest proceeds in other investments at a lower interest rate. During periods of rising interest rates, the average life of a mortgage-backed security may extend, which may lock in a below-market interest rate, increase the security’s duration, and reduce the value of the security. Enforcing rights against the underlying assets or collateral may be difficult, or the underlying assets or collateral may be insufficient if the issuer defaults. The values of certain types of mortgage-backed securities, such as inverse floaters and interest-only and principal-only securities, may be extremely sensitive to changes in interest rates and prepayment rates.
Foreign and Emerging Markets Securities Risk. Foreign securities subject the Fund to the risks associated with investing in the particular country of an issuer, including the political, regulatory, economic, social, diplomatic and other conditions or events, as well as risks associated with less developed custody and settlement practices. Foreign securities may be more volatile and less liquid than securities of U.S. companies. The performance of the Fund may also be negatively impacted by fluctuations in a foreign currency’s strength or weakness relative to the U.S. dollar. Investments in emerging markets can involve additional and greater risks than the risks associated with investments in developed foreign markets. Emerging markets can have less developed markets, greater custody and operational risk, less developed legal, regulatory, and accounting systems, and greater political, social, and economic instability than developed markets. Frontier markets, considered by the Fund to be a subset of emerging markets, generally have smaller economies and less mature capital markets than emerging markets. As a result, the risks of investing in emerging market countries are magnified in frontier market countries.
Asset-Backed Securities Risk. The risk that borrowers may default on the obligations that underlie the asset-backed security and that, during periods of falling interest rates, asset-backed securities may be called or prepaid, which may result in the Fund having to reinvest proceeds in other investments at a lower interest rate, and the risk that the impairment of the value of the collateral underlying a security in which the Fund invests (due, for example, to non-payment of loans) will result in a reduction in the value of the security.
Bank Loans Risk. The market for corporate loans may be subject to irregular trading activity and wide bid/ask spreads. In addition, transactions in corporate loans may settle on a delayed basis. As a result, the proceeds from the sale of corporate loans may not be readily available to make additional investments or to meet the Fund’s redemption obligations. To the extent the extended settlement process gives rise to short-term liquidity needs, the Fund may hold additional cash, sell investments or temporarily borrow from banks and other lenders.
Senior Loans Risk. Senior loans are business loans made to borrowers that may be corporations, partnerships or other entities. Investing in senior loans involves investment risk and some borrowers default on their senior loan repayments. The risks associated with senior loans are similar to the risks of junk bonds, although senior loans typically are senior and secured, whereas junk bonds often are subordinated and unsecured. An economic downturn generally leads to a higher non-payment rate, and a senior loan may lose significant value before a default occurs. No active trading market may exist for certain senior loans, which may impair the ability of the Fund to realize full value in the event of the need to sell a senior
34

Destinations Low Duration Fixed Income Fund(continued)
loan and which may make it difficult to value senior loans. Senior loans are subject to the risk that when sold, such sale may not settle in a timely manner, resulting in a settlement date that may be much later than the trade date. Delayed settlement interferes with the Fund’s ability to realize the proceeds of senior loan sales in a timely way.
U.S. Government Securities Risk. Certain securities in which the Fund may invest, including securities issued by certain U.S. Government agencies and U.S. Government sponsored enterprises, are not guaranteed by the U.S. Government or supported by the full faith and credit of the United States.
Investment Style Risk. Different investment styles tend to shift in and out of favor depending on market conditions and investor sentiment. A Sub-adviser’s approach to investing could cause it to underperform other managers that employ a different investment style.
Active Management Risk. Due to the active management investment strategies used by the Fund’s Sub-advisers, the Fund could underperform its benchmark index and/or other funds with similar investment objectives and/or strategies. The Sub-advisers’ judgments about the attractiveness, value, or potential appreciation of the Fund’s investments may prove to be incorrect.
Liquidity Risk. The risk that certain securities may be difficult or impossible to sell at the time and the price that the seller would like. The seller may have to lower the price of the security, sell other securities instead or forego an investment opportunity, any of which could have a negative effect on Fund management or performance.
Securities Lending Risk. The Fund may lose money from securities lending if, for example, it is delayed in or prevented from selling the collateral after the loan is made or recovering the securities loaned or if it incurs losses on the reinvestment of cash collateral.
Special Purpose Acquisition Companies Risks. The Fund may, to the extent permitted by the 1940 Act, as amended, and its investment policies, invest in special purpose acquisition companies (“SPACs”). Unless and until an acquisition is completed, a SPAC generally invests its assets (less an amount to cover expenses) in U.S. Government securities, money market fund securities and cash. SPACs and similar entities may be blank check companies with no operating history or ongoing business other than to seek a potential acquisition. Accordingly, the value of their securities is particularly dependent on the ability of the entity’s management to identify and complete a profitable acquisition. Certain SPACs may seek acquisitions only in limited industries or regions, which may increase the volatility of their prices. Investments in SPACs may be illiquid and/or be subject to restrictions on resale. To the extent the SPAC is invested in cash or similar securities, this may impact the Fund’s ability to meet its investment objective.
Tax Risk. The investment in equity securities of SPACs introduces complexities beyond typical equity investments and may introduce tax risks to the Fund. In particular, certain non-U.S. SPACs may be treated as “passive foreign investment companies” (“PFICs”) under the Internal Revenue Code of 1986, as amended (the “Code”), thereby causing the Fund to be subject to special tax rules. If a SPAC is classified as a PFIC, the Fund may be subject to U.S. federal income tax on a portion of any “excess distribution” or gain from the disposition of shares in the PFIC even if such income is distributed as a taxable dividend by the Fund to its shareholders. Additional charges in the nature of interest may be imposed on the Fund in respect of deferred taxes arising from such distributions or gains unless the Fund makes certain elections. See “Taxes — The Funds and Their Investments — Foreign Investments” in the Statement of Additional Information for additional information.
Investment Company and Exchange-Traded Funds (ETFs) Risk. When the Fund invests in an investment company, including closed-end funds and ETFs, in addition to directly bearing the expenses associated with its own operations, it will bear a pro rata portion of the investment company’s expenses. Further, while the risks of owning shares of an investment company generally reflect the risks of owning the underlying investments of the investment company, the Fund may be subject to additional or different risks than if the Fund had invested directly in the underlying investments.
Management Risk. Securities held by the Fund may underperform those held by other funds investing in the same asset class or benchmarks that are representative of the asset class because of the Sub-advisers’ choice of securities.
Multi-Manager Risk. The Adviser may be unable to identify and retain Sub-advisers who achieve superior investment returns relative to other similar Sub-advisers. In addition, the investment styles of the Sub-advisers may not complement each other as expected by the Adviser. The Fund may experience a higher portfolio turnover rate, which can increase the Fund’s transaction costs and more taxable short-term gains for shareholders.
35

Destinations Low Duration Fixed Income Fund(continued)
Collateralized Loan Obligations (CLOs) Risk. CLOs are securities backed by an underlying portfolio of loan obligations. CLOs issue classes or “tranches” that vary in risk and yield and may experience substantial losses due to actual defaults, decrease in market value due to collateral defaults and removal of subordinate tranches, market anticipation of defaults and investor aversion to CLO securities as a class. The risks of investing in CLOs depend largely on the tranche invested in and the type of the underlying debts and loans in the tranche of the CLO in which the Fund invests. CLOs also carry risks including, but not limited to, interest rate risk and credit risk, which are described below. For example, a liquidity crisis in the global credit markets could cause substantial fluctuations in prices for leveraged loans and limited liquidity for such instruments. When the Fund invests in CLOs, in addition to directly bearing the expenses associated with its own operations, it may bear a pro rata portion of the CLO’s expenses.
Prepayment Risk. When interest rates fall, certain obligations will be paid off by the obligor more quickly than originally anticipated, and the Fund may have to invest the proceeds in securities with lower yields.
Extension Risk. When interest rates rise, certain obligations will be paid off by the obligor more slowly than anticipated, causing the value of these obligations to fall.
Preferred Securities Risk. The risk that: (i) certain preferred stocks contain provisions that allow an issuer under certain conditions to skip or defer distributions; (ii) preferred stocks may be subject to redemption, including at the issuer’s call, and, in the event of redemption, the Fund may not be able to reinvest the proceeds at comparable or favorable rates of return; (iii) preferred stocks are generally subordinated to bonds and other debt securities in an issuer’s capital structure in terms of priority for corporate income and liquidation payments; and (iv) preferred stocks may trade less frequently and in a more limited volume and may be subject to more abrupt or erratic price movements than many other securities.
Currency Risk. Exchange rates for currencies fluctuate daily. Accordingly, the Fund may experience volatility with respect to the value of its shares and its returns as a result of its exposure to foreign currencies through direct holdings of such currencies or holdings in non-U.S. dollar denominated securities.
Derivatives Risk. Derivatives, such as forwards, futures, options and swaps, involve risks different from, or possibly greater than, risks associated with investing directly in securities and other traditional investments. Specific risk issues related to the use of such derivatives include valuation and tax issues, increased potential for losses and/or costs to the Fund, and a potential reduction in gains to the Fund. Each of these issues is described in greater detail in this Prospectus. Derivatives may also involve other risks described in this Prospectus or the Fund’s Statement of Additional Information, such as market, interest rate, credit, counterparty, currency, liquidity and leverage risks.
Please see “Principal Risks of the Funds” for a more detailed description of the risks of investing in the Fund.
Your investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency entity or person.
Performance
The bar chart and the performance table below provide some indication of the risks of investing in the Fund by showing changes in the Fund’s Class I shares’ performance from year to year for the past eight calendar years and by showing how the Fund’s average annual returns for 1 year, 5 years, and since the Fund’s inception compare with those of a broad measure of market performance. The bar chart shows only the performance of the Fund’s Class I shares. Returns for Class Z shares would have been substantially similar to those of Class I shares and would have differed only to the extent that Class I shares have higher total annual fund operating expenses than Class Z shares. The Fund’s past performance, before and after taxes, does not necessarily indicate how the Fund will perform in the future. Current performance information is available at www.destinationsfunds.com or by calling 1-877-771-7979.
36

Destinations Low Duration Fixed Income Fund(continued)
Annual Total Returns (%) as of December 31, 2025

The Fund’s best and worst calendar quarters
Best Quarter: 3.92% (June 30, 2020)
Worst Quarter: (5.63)% (March 31, 2020)
The Fund’s Class I total return (pre-tax) from January 1, 2026 to March 31, 2026 was 1.35%.
AVERAGE ANNUAL TOTAL RETURNS
(For the periods ended December 31, 2025)

	1 Year	5 Years	Since Inception (03/20/2017)
Return Before Taxes
Class I	5.77%	4.80%	3.66%
Class Z*	5.96%	4.98%	4.14%
Return After Taxes on Distributions
Class I	3.20%	2.53%	1.76%
Return After Taxes on Distributions and Sale of Fund Shares
Class I	3.39%	2.68%	1.96%
ICE BofA US Broad Market Index (reflects no deduction for fees, expenses, or taxes)	7.15%	(0.42)%	1.94%
ICE BofA US Corporate & Government 1-3 Year Index (reflects no deduction for fees, expenses, or taxes)	5.31%	1.97%	2.21%

*	The Fund’s Class Z shares commenced operations on July 16, 2018.
This table compares the Fund’s average annual total returns to those of a broad-based securities market index and an additional index with characteristics relevant to the Fund’s investment strategy.
The after-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an individual investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After tax returns are shown only for Class I and will vary for Class Z.
37

Destinations Low Duration Fixed Income Fund(continued)
Investment adviser
Orion Portfolio Solutions, LLC d.b.a. Brinker Capital Investments serves as the investment adviser for the Fund. The Fund employs a “multi-manager” strategy. The Adviser selects and oversees professional money managers (the Sub-advisers), each of which is responsible for investing a portion of the assets of the Fund as allocated by the Adviser. The Adviser’s portfolio management team is jointly and primarily responsible for overseeing the Sub-advisers and the Fund. Where more than one person is listed with respect to a Sub-adviser, the sub-advisory team is jointly and primarily responsible for the portion of the Fund’s assets allocated to such Sub-adviser.

Portfolio Manager	Experience with the Fund	Title with Adviser
Brian Storey, CFA	2022	Senior Vice President, Head of Multi-Asset Strategies and Senior Portfolio Manager
Timothy Holland, CFA	2017	Chief Investment Officer and Senior Portfolio Manager
Andrew Goins, CFA	2023	Senior Portfolio Manager
John Hoffman, CFA	2026	Portfolio Manager

Sub-advisers and Portfolio Managers (Title)	Fund’s Portfolio Manager Since
CrossingBridge Advisors, LLC
David K. Sherman, Chief Investment Officer and Portfolio Manager	2017
Kirk Whitney, Assistant Portfolio Manager	2022
DoubleLine Capital LP
Jeffrey E. Gundlach, Co-Founder, Chief Executive Officer, Chief Investment Officer and Portfolio Manager	2017
Jeffrey J. Sherman, CFA, Deputy Chief Investment Officer and Portfolio Manager	2017
Robert Cohen, Director of Global Developed Credit and Portfolio Manager	2017

For important information about the Purchase and Sale of Fund Shares, Tax Information and Payments to
Financial Intermediaries, please turn to page X of this prospectus.
38

Destinations Global Fixed Income Opportunities Fund
Investment objective
Maximize total return.
Fund fees and expenses
This table describes the fees and expenses you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Class I	Class Z
Management Fees	0.85%	0.85%
Distribution and Service (12b-1) Fees	None	None
Dividend/Interest on Short Sales	0.03%	0.03%
Other Expenses	0.28%	0.13%
Total Annual Fund Operating Expenses	1.16%	1.01%
Fee Waivers and Expense Reimbursements	(0.08)%*	(0.08)%*
Total Annual Fund Operating Expenses Less Fee Waivers and Expense Reimbursements	1.08%	0.93%

*
The Fund’s adviser, Orion Portfolio Solutions, LLC d.b.a. Brinker Capital Investments (“the Adviser”), has contractually agreed to waive a portion of its management fee as necessary to keep the Fund’s management fee from exceeding 0.444% more than the total amount of sub-advisory fees paid by the Adviser. This fee waiver and reimbursement agreement shall remain in effect until June 30, 2027 and may be amended or terminated only with the consent of the Board of Trustees.

Examples
These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those time periods. The examples also assume that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	After 1 year	After 3 years	After 5 years	After 10 years
Class I Shares	$110	$361	$632	$1,404
Class Z Shares	$95	$314	$551	$1,231

Portfolio turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transactions costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the above examples, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 104% of the average value of its portfolio.
Principal investment strategies
The Fund will invest, under normal market conditions, at least 80% of its net assets (plus the amount of any borrowing for investment purposes) in fixed income securities. The Fund’s 80% policy is not fundamental and can be changed upon 60 days’ prior notice to shareholders.
The Fund employs a “multi-manager” strategy whereby the Adviser allocates the Fund’s assets among professional money managers (each, a “Sub-adviser,” and collectively, the “Sub-advisers”), each of which is responsible for investing its allocated portion of the Fund’s assets. The Adviser will also invest a portion of the Fund’s assets in unaffiliated funds that
39

Destinations Global Fixed Income Opportunities Fund(continued)
are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), and that have investment objectives and principal investment strategies consistent with those of the Fund, including open-end funds, closed-end funds and exchange traded funds (ETFs), which may be passively managed (i.e., index-tracking) or actively managed.
ETFs may also be used to transition the Fund’s portfolio or to equitize cash while awaiting an opportunity to purchase securities directly. When determining how to allocate the Fund’s assets between ETFs and Sub-advisers, and among Sub-advisers, the Adviser considers a variety of factors.
The Fund invests primarily in investment grade and non-investment grade debt, preferred stock, convertible bonds (i.e., a bond that can be converted into a predetermined amount of the issuing company’s stock), bank loans, high yield bonds, municipal bonds, and special purpose acquisition companies (SPACs). The Fund will invest in securities of various credit qualities (i.e., investment grade and non-investment grade, which are commonly referred to as “high yield” securities or “junk bonds”, debt instruments rated below investment grade or debt instrument grade or debt instruments that are unrated and determined by the Adviser to be of comparable quality are predominantly speculative) and maturities (i.e., long-term, intermediate and short-term). The Fund will invest in debt obligations issued by sovereign, quasi-sovereign and private (non-government) emerging market issuers as well as U.S. dollar-denominated securities issued by non-U.S. domiciled companies.
It is expected that, under normal market conditions, at least 40% of the Fund’s assets will be invested in the securities of companies that are tied economically to at least three countries outside the U.S.
The Fund may invest in fixed income and debt obligations of any kind. Fixed income obligations include bonds, debt securities and fixed income and income-producing instruments of any kind issued or guaranteed by governmental or private-sector entities and other securities or instruments bearing fixed, floating, or variable interest rates of any maturity. The Fund may, from time to time, invest significantly in a specific credit quality, such as high-yield, or maturity, such as short-term.
The Fund may enter into derivatives transactions and other instruments of any kind for hedging purposes or otherwise to gain, or reduce, long or short exposure to one or more asset classes or issuers. The Fund also may use derivatives transactions with the purpose or effect of creating investment leverage. The Fund may enter into currency-related transactions, including spot transactions, forward exchange contracts and futures contracts.
A Sub-adviser may sell a security for a variety of reasons, including, among other things, if it believes a corporate action or announcement will affect the issuer or that it would be advantageous to do so.
The Fund may also lend portfolio securities in an attempt to earn additional income. Any income realized through securities lending may help Fund performance.
Due to its investment strategy, the Fund may buy and sell securities and other instruments frequently.
Principal risks of investing in the Fund
Investing in any mutual fund involves the risk that you may lose part or all of the money you invest. Over time, the value of your investment in the Fund will increase and decrease according to changes in the value of the securities in the Fund’s portfolio.
The Fund’s principal risks include:
Market Risk. Market values of securities or other investments that the Fund holds will fall, sometimes rapidly or unpredictably, or fail to rise. Returns from the securities in which the Fund invests may underperform returns from the general securities markets or other types of securities. Markets may decline significantly in response to adverse issuer, political, regulatory, market, economic or other developments that may cause broad changes in market value, public perceptions concerning these developments, and adverse investor sentiment or publicity. Similarly, environmental and public health risks, such as natural disasters, epidemics, pandemics or widespread fear that such events may occur, may impact markets adversely and cause market volatility in both the short- and long-term.
Fixed Income Market Risk. The prices of the Fund’s fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments and their agencies. Generally, the Fund’s fixed income securities will decrease in value if interest rates rise and vice versa. In a low interest rate environment, risks associated with rising rates are heightened. Declines in dealer market-
40

Destinations Global Fixed Income Opportunities Fund(continued)
making capacity as a result of structural or regulatory changes could decrease liquidity and/or increase volatility in the fixed income markets. In the case of foreign securities, price fluctuations will reflect international economic and political events, as well as changes in currency valuations relative to the U.S. dollar.
Interest Rate Risk. The risk that debt instruments will change in value because of changes in interest rates. Generally, the value of the Fund’s fixed income securities will vary inversely with the direction of prevailing interest rates. Changing interest rates may have unpredictable effects on the markets and may affect the value and liquidity of instruments held by the Fund.
Credit Risk. Credit risk refers to the possibility that the issuer of a debt security (i.e., the borrower) will not be able to make principal and interest payments when due. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Fund’s investment in that issuer. The degree of credit risk depends on the issuer’s financial condition and on the terms of the securities.
High Yield (Junk Bonds) Risk. The risk that debt instruments rated below investment grade or debt instruments that are unrated and determined by a Sub-adviser to be of comparable quality are predominantly speculative. These instruments, commonly known as ‘junk bonds,’ have a higher degree of default risk and may be less liquid than higher-rated bonds. These instruments may be subject to greater price volatility due to such factors as specific corporate developments, interest rate sensitivity, negative perceptions of high yield investments generally, and less secondary market liquidity.
Foreign and Emerging Markets Securities Risk. Foreign securities subject the Fund to the risks associated with investing in the particular country of an issuer, including the political, regulatory, economic, social, diplomatic and other conditions or events, as well as risks associated with less developed custody and settlement practices. Foreign securities may be more volatile and less liquid than securities of U.S. companies. The performance of the Fund may also be negatively impacted by fluctuations in a foreign currency’s strength or weakness relative to the U.S. dollar. Investments in emerging markets can involve additional and greater risks than the risks associated with investments in developed foreign markets. Emerging markets can have less developed markets, greater custody and operational risk, less developed legal, regulatory, and accounting systems, and greater political, social, and economic instability than developed markets.
Preferred Securities Risk. The risk that: (i) certain preferred stocks contain provisions that allow an issuer under certain conditions to skip or defer distributions; (ii) preferred stocks may be subject to redemption, including at the issuer’s call, and, in the event of redemption, the Fund may not be able to reinvest the proceeds at comparable or favorable rates of return; (iii) preferred stocks are generally subordinated to bonds and other debt securities in an issuer’s capital structure in terms of priority for corporate income and liquidation payments; and (iv) preferred stocks may trade less frequently and in a more limited volume and may be subject to more abrupt or erratic price movements than many other securities.
Bank Loans Risk. The market for corporate loans may be subject to irregular trading activity and wide bid/ask spreads. In addition, transactions in corporate loans may settle on a delayed basis. As a result, the proceeds from the sale of corporate loans may not be readily available to make additional investments or to meet the Fund’s redemption obligations. To the extent the extended settlement process gives rise to short-term liquidity needs, the Fund may hold additional cash, sell investments or temporarily borrow from banks and other lenders.
Senior Loans Risk. Senior loans are business loans made to borrowers that may be corporations, partnerships or other entities. Investing in senior loans involves investment risk and some borrowers default on their senior loan repayments. The risks associated with senior loans are similar to the risks of junk bonds, although senior loans typically are senior and secured, whereas junk bonds often are subordinated and unsecured. An economic downturn generally leads to a higher non-payment rate, and a senior loan may lose significant value before a default occurs. No active trading market may exist for certain senior loans, which may impair the ability of the Fund to realize full value in the event of the need to sell a senior loan and which may make it difficult to value senior loans. Senior loans are subject to the risk that when sold, such sale may not settle in a timely manner, resulting in a settlement date that may be much later than the trade date. Delayed settlement interferes with the Fund’s ability to realize the proceeds of senior loan sales in a timely way.
Investment Style Risk. Different investment styles tend to shift in and out of favor depending on market conditions and investor sentiment. A Sub-adviser’s approach to investing could cause it to underperform other managers that employ a different investment style.
41

Destinations Global Fixed Income Opportunities Fund(continued)
Active Management Risk. Due to the active management investment strategies used by the Fund’s Sub-advisers, the Fund could underperform its benchmark index and/or other funds with similar investment objectives and/or strategies. The Sub-advisers’ judgments about the attractiveness, value, or potential appreciation of the Fund’s investments may prove to be incorrect.
Liquidity Risk. The risk that certain securities may be difficult or impossible to sell at the time and the price that the seller would like. The seller may have to lower the price of the security, sell other securities instead or forego an investment opportunity, any of which could have a negative effect on Fund management or performance.
Securities Lending Risk. The Fund may lose money from securities lending if, for example, it is delayed in or prevented from selling the collateral after the loan is made or recovering the securities loaned or if it incurs losses on the reinvestment of cash collateral.
Sovereign Obligation Risk. The issuer of the sovereign debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due, and the underlying funds may have limited recourse in the event of a default.
Special Purpose Acquisition Companies Risks. The Fund may, to the extent permitted by the 1940 Act, as amended, and its investment policies, invest in special purpose acquisition companies (“SPACs”). Unless and until an acquisition is completed, a SPAC generally invests its assets (less an amount to cover expenses) in U.S. Government securities, money market fund securities and cash. SPACs and similar entities may be blank check companies with no operating history or ongoing business other than to seek a potential acquisition. Accordingly, the value of their securities is particularly dependent on the ability of the entity’s management to identify and complete a profitable acquisition. Certain SPACs may seek acquisitions only in limited industries or regions, which may increase the volatility of their prices. Investments in SPACs may be illiquid and/or be subject to restrictions on resale. To the extent the SPAC is invested in cash or similar securities, this may impact the Fund’s ability to meet its investment objective.
Tax Risk. The investment in equity securities of SPACs introduces complexities beyond typical equity investments and may introduce tax risks to the Fund. In particular, certain non-U.S. SPACs may be treated as “passive foreign investment companies” (“PFICs”) under the Internal Revenue Code of 1986, as amended (the “Code”), thereby causing the Fund to be subject to special tax rules. If a SPAC is classified as a PFIC, the Fund may be subject to U.S. federal income tax on a portion of any “excess distribution” or gain from the disposition of shares in the PFIC even if such income is distributed as a taxable dividend by the Fund to its shareholders. Additional charges in the nature of interest may be imposed on the Fund in respect of deferred taxes arising from such distributions or gains unless the Fund makes certain elections. See “Taxes — The Funds and Their Investments — Foreign Investments” in the Statement of Additional Information for additional information.
Management Risk. Securities held by the Fund may underperform those held by other funds investing in the same asset class or benchmarks that are representative of the asset class because of the Sub-advisers’ choice of securities.
Multi-Manager Risk. The Adviser may be unable to identify and retain Sub-advisers who achieve superior investment returns relative to other similar Sub-advisers. In addition, the investment styles of the Sub-advisers may not complement each other as expected by the Adviser. The Fund may experience a higher portfolio turnover rate, which can increase the Fund’s transaction costs and more taxable short-term gains for shareholders.
Convertible Bond Risk. Convertible bonds are hybrid securities that have characteristics of both bonds and common stocks and are subject to risks associated with both debt securities and equity securities. Convertible bonds that are rated below investment grade are subject to the risks associated with high-yield (junk bond) investments.
Derivatives Risk. Derivatives, such as forwards, futures, options and swaps, involve risks different from, or possibly greater than, risks associated with investing directly in securities and other traditional investments. Specific risk issues related to the use of such derivatives include valuation and tax issues, increased potential for losses and/or costs to the Fund, and a potential reduction in gains to the Fund. Each of these issues is described in greater detail in this Prospectus. Derivatives may also involve other risks described in this Prospectus or the Fund’s Statement of Additional Information, such as market, interest rate, credit, counterparty, currency, liquidity and leverage risks.
Hedging Risk. Hedges are sometimes subject to imperfect matching between the derivative and the underlying security, and there can be no assurance that the Fund’s hedging transactions will be effective. In addition, the use of hedging may result in certain adverse tax consequences.
42

Destinations Global Fixed Income Opportunities Fund(continued)
Investment Company and Exchange-Traded Funds (ETFs) Risk. When the Fund invests in an investment company, including closed-end funds and ETFs, in addition to directly bearing the expenses associated with its own operations, it will bear a pro rata portion of the investment company’s expenses. Further, while the risks of owning shares of an investment company generally reflect the risks of owning the underlying investments of the investment company, the Fund may be subject to additional or different risks than if the Fund had invested directly in the underlying investments.
Contingent Capital Security Risk. Contingent capital securities (sometimes referred to as “CoCos”) have loss absorption mechanisms benefitting the issuer built into their terms. Upon the occurrence of a specified trigger or event, CoCos may be subject to automatic conversion into the issuer’s common stock, which likely will have declined in value and which will be subordinate to the issuer’s other classes of securities, or to an automatic write-down of the principal amount of the securities, potentially to zero, which could result in the Strategy losing a portion or all of its investment in such securities. CoCos are often rated below investment grade and are subject to the risks of high yield securities.
Municipal Securities Risk. The risk that municipal securities may be subject to credit/default risk, interest rate risk and certain additional risks. The Fund may be more sensitive to adverse economic, business or political developments if it invests more than 25% of its assets in the debt securities of similar projects (such as those relating to education, healthcare, housing, transportation, and utilities), industrial development bonds, or in particular types of municipal securities (such as general obligation bonds, private activity bonds and moral obligation bonds).
Extension Risk. When interest rates rise, certain obligations will be paid off by the obligor more slowly than anticipated, causing the value of these obligations to fall.
Prepayment Risk. When interest rates fall, certain obligations will be paid off by the obligor more quickly than originally anticipated, and the Fund may have to invest the proceeds in securities with lower yields.
Currency Risk. Exchange rates for currencies fluctuate daily. Accordingly, the Fund may experience volatility with respect to the value of its shares and its returns as a result of its exposure to foreign currencies through direct holdings of such currencies or holdings in non-U.S. dollar denominated securities.
Call Risk. If, during periods of falling interest rates, an issuer calls higher-yielding debt securities held by the Strategy, the Strategy may have to reinvest in securities with lower yields or higher risk of default, which may adversely impact the Strategy’s performance.
Portfolio Turnover Risk. Frequent buying and selling of investments may involve higher trading costs and other expenses and may affect the Fund’s performance over time.
Please see “Principal Risks of the Funds” for a more detailed description of the risks of investing in the Fund.
Your investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency entity or person.
Performance
The bar chart and the performance table below provide some indication of the risks of investing in the Fund by showing changes in the Fund’s Class I shares’ performance from year to year for the past eight calendar years and by showing how the Fund’s average annual returns for 1 year, 5 years, and since the Fund’s inception compare with those of a broad measure of market performance. The bar chart shows only the performance of the Fund’s Class I shares. Returns for Class Z shares would have been substantially similar to those of Class I shares and would have differed only to the extent that Class I shares have higher total annual fund operating expenses than Class Z shares. The Fund’s past performance, before and after taxes, does not necessarily indicate how the Fund will perform in the future. Current performance information is available at www.destinationsfunds.com or by calling 1-877-771-7979.
43

Destinations Global Fixed Income Opportunities Fund(continued)
Annual Total Returns (%) as of December 31, 2025

The Fund’s best and worst calendar quarters
Best Quarter: 7.62% (June 30, 2020)
Worst Quarter: (9.19)% (March 31, 2020)
The Fund’s Class I total return (pre-tax) from January 1, 2026 to March 31, 2026 was 0.68%.
AVERAGE ANNUAL TOTAL RETURNS
(For the periods ended December 31, 2025)

	1 Year	5 Years	Since Inception (03/20/2017)
Return Before Taxes
Class I	7.22%	4.77%	4.23%
Class Z*	7.42%	4.94%	4.62%
Return After Taxes on Distributions
Class I	4.31%	2.37%	2.14%
Return After Taxes on Distributions and Sale of Fund Shares
Class I	4.24%	2.59%	2.31%
ICE BofA Global Broad Market Index (USD Hedged) (reflects no deduction for fees, expenses, or taxes)	5.07%	(0.24)%	1.97%
*	The Fund’s Class Z shares commenced operations on July 16, 2018.
The after-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an individual investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After tax returns are shown only for Class I and will vary for Class Z.
Investment adviser
Orion Portfolio Solutions, LLC d.b.a. Brinker Capital Investments serves as the investment adviser for the Fund. The Fund employs a “multi-manager” strategy. The Adviser selects and oversees professional money managers (the Sub-advisers), each of which is responsible for investing a portion of the assets of the Fund as allocated by the Adviser. The Adviser’s portfolio management team is jointly and primarily responsible for overseeing the Sub-advisers and the Fund. Where more than one person is listed with respect to a Sub-adviser, the sub-advisory team is jointly and primarily responsible for the portion of the Fund’s assets allocated to such Sub-adviser.
44

Destinations Global Fixed Income Opportunities Fund(continued)

Portfolio Manager	Experience with the Fund	Title with Adviser
Brian Storey, CFA	2022	Senior Vice President, Head of Multi-Asset Strategies and Senior Portfolio Manager
Timothy Holland, CFA	2017	Chief Investment Officer and Senior Portfolio Manager
Andrew Goins, CFA	2023	Senior Portfolio Manager
John Hoffman, CFA	2026	Portfolio Manager

Sub-advisers and Portfolio Managers (Title)	Fund’s Portfolio Manager Since
CrossingBridge Advisors, LLC
David K. Sherman, Chief Investment Officer and Portfolio Manager	2017
Spencer Rolfe, Assistant Portfolio Manager	2025
DoubleLine Capital LP
Bill Campbell, Portfolio Manager	2026
Mark Christensen, Portfolio Manager and Senior Credit Analyst	2017
Su Fei Koo, Portfolio Manager and Senior Credit Analyst	2017
GLG Partners LP
Michael Scott, CFA, Lead Portfolio Manager and Head of Global High Yield and Credit Opportunities	2024
Numeric Investors, LLC
Robert Lam, Portfolio Manager and Head of Fixed Income	2024

For important information about the Purchase and Sale Fund Shares, Tax Information and Payments to Financial Intermediaries, please turn to page X of this prospectus.
45

Destinations Municipal Fixed Income Fund
Investment objective
Current income that is exempt from federal income taxation.
Fund fees and expenses
This table describes the fees and expenses you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Class I	Class Z
Management Fees	0.70%	0.70%
Distribution and Service (12b-1) Fees	None	None
Other Expenses	0.25%	0.10%
Total Annual Fund Operating Expenses	0.95%	0.80%
Fee Waivers and Expense Reimbursements	(0.11)%*	(0.11)%*
Total Annual Fund Operating Expenses Less Fee Waivers and Expense Reimbursements	0.84%	0.69%

*
The Fund’s adviser, Orion Portfolio Solutions, LLC d.b.a. Brinker Capital Investments (“the Adviser”), has contractually agreed to waive a portion of its management fee as necessary to keep the Fund’s management fee from exceeding 0.444% more than the total amount of sub-advisory fees paid by the Adviser. This fee waiver and reimbursement agreement shall remain in effect until June 30, 2027 and may be amended or terminated only with the consent of the Board of Trustees.

Examples
These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the for the time periods indicated and then redeem all of your shares at the end of those time periods. The examples also assume that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	After 1 year	After 3 years	After 5 years	After 10 years
Class I Shares	$86	$292	$515	$1,156
Class Z Shares	$70	$244	$433	$980

Portfolio turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transactions costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the above examples, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 48% of the average value of its portfolio.
Principal investment strategies
The Fund will invest, under normal market conditions, at least 80% of its net assets (plus the amount of any borrowing for investment purposes) in fixed income securities that pay interest that is exempt from regular federal income tax.
The Fund employs a “multi-manager” strategy whereby the Adviser allocates the Fund’s assets among professional money managers (each, a “Sub-adviser,” and collectively, the “Sub-advisers”), each of which is responsible for investing its allocated portion of the Fund’s assets. The Adviser may also invest a portion of the Fund’s assets in unaffiliated funds that are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), and that have investment objectives and principal investment strategies consistent with those of the Fund, including open-end funds, closed-end funds
46

Destinations Municipal Fixed Income Fund(continued)
and exchange traded funds (ETFs), which may be passively managed (i.e., index-tracking) or actively managed. ETFs may also be used to transition the Fund’s portfolio or to equitize cash while awaiting an opportunity to purchase securities directly. When determining how to allocate the Fund’s assets between unaffiliated funds and Sub-advisers, and among Sub-advisers, the Adviser considers a variety of factors.
In seeking high current income exempt from regular federal income tax, the Fund will invest in municipal instruments, which are fixed-income obligations issued by a state, territory or possession of the United States (including the District of Columbia) or a political subdivision, agency or instrumentality thereof. Interest income received by holders of municipal instruments is often exempt from the federal income tax and from the income tax of the state in which they are issued (although there may not be a similar exemption under the laws of a particular state or local taxing jurisdiction), although municipal instruments issued for certain purposes may not be tax-exempt. For non-corporate shareholders subject to the federal alternative minimum tax (“AMT”), a limited portion of the Fund’s dividends may be subject to federal tax.
The Fund primarily invests in investment grade debt obligations, but may invest to a limited extent in obligations that are rated below-investment grade (commonly referred to as “junk bonds”).
A Sub-adviser may sell a security for a variety of reasons, including, but not limited to, where the Sub-adviser believes selling the security will help the Fund to secure gains, limit losses, or redeploy assets into more promising opportunities, or the valuation is no longer attractive.
The Fund’s dollar-weighted average maturity, under normal circumstances, will range between three and thirteen years.
In seeking to achieve its investment objective, the Fund may make significant investments in structured securities and also may invest, to a lesser extent, in futures contracts, options and swaps, all of which are considered to be derivative instruments, for both hedging and non-hedging purposes.
The Fund’s investment adviser may engage in active trading and will not consider portfolio turnover a limiting factor in making decisions for the Fund.
The Fund may also lend portfolio securities in an attempt to earn additional income. Any income realized through securities lending may help Fund performance.
Principal risks of investing in the Fund
Investing in any mutual fund involves the risk that you may lose part or all of the money you invest. Over time, the value of your investment in the Fund will increase and decrease according to changes in the value of the securities in the Fund’s portfolio.
The Fund’s principal risks include:
Market Risk. Market values of securities or other investments that the Fund holds will fall, sometimes rapidly or unpredictably, or fail to rise. Returns from the securities in which the Fund invests may underperform returns from the general securities markets or other types of securities. Markets may decline significantly in response to adverse issuer, political, regulatory, market, economic or other developments that may cause broad changes in market value, public perceptions concerning these developments, and adverse investor sentiment or publicity. Similarly, environmental and public health risks, such as natural disasters, epidemics, pandemics or widespread fear that such events may occur, may impact markets adversely and cause market volatility in both the short- and long-term.
Fixed Income Market Risk. The prices of the Fund’s fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments and their agencies. Generally, the Fund’s fixed income securities will decrease in value if interest rates rise and vice versa. In a low interest rate environment, risks associated with rising rates are heightened. Declines in dealer market-making capacity as a result of structural or regulatory changes could decrease liquidity and/or increase volatility in the fixed income markets. In the case of foreign securities, price fluctuations will reflect international economic and political events, as well as changes in currency valuations relative to the U.S. dollar.
Interest Rate Risk. The risk that debt instruments will change in value because of changes in interest rates. Generally, the value of the Fund’s fixed income securities will vary inversely with the direction of prevailing interest rates. Changing interest rates may have unpredictable effects on the markets and may affect the value and liquidity of instruments held by the Fund.
47

Destinations Municipal Fixed Income Fund(continued)
Municipal Securities Risk. The risk that municipal securities may be subject to credit/default risk, interest rate risk and certain additional risks. The Fund may be more sensitive to adverse economic, business or political developments if it invests more than 25% of its assets in the debt securities of similar projects (such as those relating to education, healthcare, housing, transportation, and utilities), industrial development bonds, or in particular types of municipal securities (such as general obligation bonds, private activity bonds and moral obligation bonds).
Credit Risk. Credit risk refers to the possibility that the issuer of a debt security (i.e., the borrower) will not be able to make principal and interest payments when due. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Fund’s investment in that issuer. The degree of credit risk depends on the issuer’s financial condition and on the terms of the securities.
Investment Style Risk. Different investment styles tend to shift in and out of favor depending on market conditions and investor sentiment. A Sub-adviser’s approach to investing could cause it to underperform other managers that employ a different investment style.
Active Management Risk. Due to the active management investment strategies used by the Fund’s Sub-advisers, the Fund could underperform its benchmark index and/or other funds with similar investment objectives and/or strategies. The Sub-advisers’ judgments about the attractiveness, value, or potential appreciation of the Fund’s investments may prove to be incorrect.
Liquidity Risk. The risk that certain securities may be difficult or impossible to sell at the time and the price that the seller would like. The seller may have to lower the price of the security, sell other securities instead or forego an investment opportunity, any of which could have a negative effect on Fund management or performance.
Tax Risk. The risk that future legislative or administrative changes or court decisions may materially affect the value of municipal instruments or the ability of the Fund to pay tax-exempt dividends. The Fund may rely on the opinion of issuers’ bond counsel on the tax-exempt status of interest on municipal bond obligations. In such instances, neither the Fund nor the Sub-adviser will independently review the bases for those tax opinions, which may ultimately be determined to be incorrect and subject the Fund and its shareholders to substantial tax liabilities. Some of the Fund’s income distributions may be, and distributions of the Fund’s gains may be, subject to federal taxation. The Fund may realize taxable gains on the sale of its securities or other transactions, and some of the Fund’s income distributions may be subject to the AMT tax applicable to non-corporate shareholders. This may result in a lower tax-adjusted return. Additionally, distributions of the Fund’s income and gains generally will be subject to state taxation.
Securities Lending Risk. The Fund may lose money from securities lending if, for example, it is delayed in or prevented from selling the collateral after the loan is made or recovering the securities loaned or if it incurs losses on the reinvestment of cash collateral.
Management Risk. Securities held by the Fund may underperform those held by other funds investing in the same asset class or benchmarks that are representative of the asset class because of the Sub-advisers’ choice of securities.
Multi-Manager Risk. The Adviser may be unable to identify and retain Sub-advisers who achieve superior investment returns relative to other similar Sub-advisers. In addition, the investment styles of the Sub-advisers may not complement each other as expected by the Adviser. The Fund may experience a higher portfolio turnover rate, which can increase the Fund’s transaction costs and more taxable short-term gains for shareholders.
High Yield (Junk Bonds) Risk. The risk that debt instruments rated below investment grade or debt instruments that are unrated and determined by a Sub-adviser to be of comparable quality are predominantly speculative. These instruments, commonly known as ‘junk bonds,’ have a higher degree of default risk and may be less liquid than higher-rated bonds. These instruments may be subject to greater price volatility due to such factors as specific corporate developments, interest rate sensitivity, negative perceptions of high yield investments generally, and less secondary market liquidity.
Prepayment Risk. When interest rates fall, certain obligations will be paid off by the obligor more quickly than originally anticipated, and the Fund may have to invest the proceeds in securities with lower yields.
Extension Risk. When interest rates rise, certain obligations will be paid off by the obligor more slowly than anticipated, causing the value of these obligations to fall.
Puerto Rico Investment Risk. To the extent the Fund invests in Puerto Rico municipal securities, the Fund’s performance will be affected by the fiscal and economic health of the Commonwealth of Puerto Rico, its political subdivisions,
48

Destinations Municipal Fixed Income Fund(continued)
municipalities, agencies and authorities and political and regulatory developments affecting Puerto Rico municipal issuers. Developments in Puerto Rico may adversely affect the securities held by the Fund. Unfavorable developments in any economic sector may have far-reaching ramifications on the overall Puerto Rico municipal market.
Investment Company and Exchange-Traded Funds (ETFs) Risk. When the Fund invests in an investment company, including closed-end funds and ETFs, in addition to directly bearing the expenses associated with its own operations, it will bear a pro rata portion of the investment company’s expenses. Further, while the risks of owning shares of an investment company generally reflect the risks of owning the underlying investments of the investment company, the Fund may be subject to additional or different risks than if the Fund had invested directly in the underlying investments.
Derivatives Risk. Derivatives, such as forwards, futures, options and swaps, involve risks different from, or possibly greater than, risks associated with investing directly in securities and other traditional investments. Specific risk issues related to the use of such derivatives include valuation and tax issues, increased potential for losses and/or costs to the Fund, and a potential reduction in gains to the Fund. Each of these issues is described in greater detail in this Prospectus. Derivatives may also involve other risks described in this Prospectus or the Fund’s Statement of Additional Information, such as market, interest rate, credit, counterparty, currency, liquidity and leverage risks.
Please see “Principal Risks of the Funds” for a more detailed description of the risks of investing in the Fund.
Your investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency entity or person.
Performance
The bar chart and the performance table below provide some indication of the risks of investing in the Fund by showing changes in the Fund’s Class I shares’ performance from year to year for the past eight calendar years and by showing how the Fund’s average annual returns for 1 year, 5 years, and since the Fund’s inception compare with those of a broad measure of market performance. The bar chart shows only the performance of the Fund’s Class I shares. Returns for Class Z shares would have been substantially similar to those of Class I shares and would have differed only to the extent that Class I shares have higher total annual fund operating expenses than Class Z shares. The Fund’s past performance, before and after taxes, does not necessarily indicate how the Fund will perform in the future. Current performance information is available at www.destinationsfunds.com or by calling 1-877-771-7979.
Annual Total Returns (%) as of December 31, 2025

The Fund’s best and worst calendar quarters
Best Quarter: 5.43% (December 31, 2023)
Worst Quarter: (4.99)% (March 31, 2022)
The Fund’s Class I total return (pre-tax) from January 1, 2026 to March 31, 2026 was (0.09)%.
49

Destinations Municipal Fixed Income Fund(continued)
AVERAGE ANNUAL TOTAL RETURNS
(For the periods ended December 31, 2025)

	1 Year	5 Years	Since Inception (03/20/2017)
Return Before Taxes
Class I	3.58%	0.70%	1.72%
Class Z*	3.81%	0.86%	2.06%
Return After Taxes on Distributions
Class I	3.58%	0.69%	1.66%
Return After Taxes on Distributions and Sale of Fund Shares
Class I	3.27%	1.07%	1.75%
ICE BofA US Municipal Securities 2-12 Year Index (reflects no deduction for fees, expenses, or taxes)	5.22%	1.16%	2.32%

*	The Fund’s Class Z shares commenced operations on July 16, 2018.
The after-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an individual investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After tax returns are shown only for Class I and will vary for Class Z.
Investment adviser
Orion Portfolio Solutions, LLC d.b.a. Brinker Capital Investments serves as the investment adviser for the Fund. The Fund employs a “multi-manager” strategy. The Adviser selects and oversees professional money managers (the Sub-advisers), each of which is responsible for investing a portion of the assets of the Fund as allocated by the Adviser. The Adviser’s portfolio management team is jointly and primarily responsible for overseeing the Sub-advisers and the Fund. Where more than one person is listed with respect to a Sub-adviser, the sub-advisory team is jointly and primarily responsible for the portion of the Fund’s assets allocated to such Sub-adviser.

Portfolio Manager	Experience with the Fund	Title with Adviser
Brian Storey, CFA	2022	Senior Vice President, Head of Multi-Asset Strategies and Senior Portfolio Manager
Timothy Holland, CFA	2017	Chief Investment Officer and Senior Portfolio Manager
Andrew Goins, CFA	2023	Senior Portfolio Manager
John Hoffman, CFA	2026	Portfolio Manager

Sub-advisers and Portfolio Managers (Title)	Fund’s Portfolio Manager Since
Lord, Abbett & Co, LLC
Daniel S. Solender, Partner and Director of Tax Free Fixed Income	2023
Gregory M. Shuman, Partner and Portfolio Manager	2023
Northern Trust Investments, Inc.
Adam Shane, CFA, Co-Head of Municipal Bond Portfolio Management	2022
Nate Miller, Portfolio Manager	2022
Seix Investment Advisors
Dusty L. Self, Managing Director, Head of Tax-Exempt and Senior Portfolio Manager	2020

For important information about the Purchase and Sale of Fund Shares, Tax Information and Payments to Financial Intermediaries, please turn to page X of this prospectus.
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Destinations Multi Strategy Alternatives Fund
Investment objective
Capital appreciation with reduced correlation to equity and fixed income markets.
Fund fees and expenses
This table describes the fees and expenses you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Class I	Class Z
Management Fees	1.35%	1.35%
Distribution and Service (12b-1) Fees	None	None
Dividend/Interest on Short Sales	0.03%	0.03%
Other Expenses	0.24%	0.09%
Acquired Fund Fees and Expenses (AFFE)*	0.07%	0.07%
Total Annual Fund Operating Expenses	1.69%	1.54%
Fee Waivers and Expense Reimbursements	(0.36)%**	(0.36)%**
Total Annual Fund Operating Expenses Less Fee Waivers and Expense Reimbursements	1.33%	1.18%

*
Because the Fund incurred AFFE during the most recent fiscal year, the operating expenses in this fee table will not correlate to the expense ratio in the Fund’s financial statements (or the “Financial Highlights” section in the prospectus), which does not take into account the indirect costs of investing in other investment companies.

**
The Fund’s adviser, Orion Portfolio Solutions, LLC d.b.a. Brinker Capital Investments (“the Adviser”), has contractually agreed to waive a portion of its management fee as necessary to keep the Fund’s management fee from exceeding 0.444% more than the total amount of sub-advisory fees paid by the Adviser. This fee waiver and reimbursement agreement shall remain in effect until June 30, 2027 and may be amended or terminated only with the consent of the Board of Trustees.

Examples
These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those time periods. The examples also assume that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	After 1 year	After 3 years	After 5 years	After 10 years
Class I Shares	$136	$499	$887	$1,973
Class Z Shares	$121	$453	$808	$1,809

Portfolio turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transactions costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the above examples, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 55% of the average value of its portfolio.
Principal investment strategies
The Fund, under normal market conditions, employs a strategy intended to generate long term growth across market cycles with reduced correlation to the equity and fixed income markets.
51

Destinations Multi Strategy Alternatives Fund(continued)
The Fund employs a “multi-manager” strategy whereby the Adviser allocates the Fund’s assets among professional money managers (each, a “Sub-adviser,” and collectively, the “Sub-advisers”), each of which is responsible for investing its allocated portion of the Fund’s assets. The Adviser may also invest a portion of the Fund’s assets in unaffiliated funds that are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), and that have investment objectives and principal investment strategies consistent with those of the Fund, including open-end funds, closed-end funds and exchange traded funds (ETFs), which may be passively managed (i.e., index-tracking) or actively managed. The Fund may specifically use ETFs to gain passive investment exposure, transitioning the Fund’s portfolio or awaiting an opportunity to purchase securities directly. When determining how to allocate the Fund’s assets between the unaffiliated funds and Sub-advisers, and among Sub-advisers, the Adviser considers a variety of factors.
The unaffiliated funds or Sub-advisers that are employed may apply any of a variety of investment strategies, which may include: (i) directional or tactical strategies, such as long/short equity, long/short credit and global tactical asset allocation; (ii) event driven strategies, such as distressed securities, special situations and merger arbitrage; (iii) arbitrage strategies, such as fixed income or interest rate arbitrage, convertible arbitrage, and equity market neutral; (iv) global macro strategies; and (v) relative value credit strategies. A short sale involves the sale of a security that the Fund does not own in the expectation of purchasing the same security (or a security exchangeable therefore) at a later date at a lower price.
The Fund invests primarily in U.S., foreign and emerging markets securities, equity securities of all types and capitalization ranges, investment and non-investment grade fixed income securities (junk bonds) of any duration or maturity issued by corporations or governments (including foreign governments), bank loans, commodities, currencies, warrants, depositary receipts, real estate investment trust (REITs), structured products, including mortgage-backed securities and collateralized loan obligations (CLOs), floating rate instruments, ETFs, exchange-traded notes and derivative instruments (which may involve leverage), principally, options, futures contracts, options on futures contracts, forward contracts and swap agreements. In addition, the Fund may invest in cash and cash equivalents, commercial paper, money market instruments and other short-term obligations to achieve its investment goal. An active management Sub-adviser will select securities based on its assessment of one or more of a variety of factors.
The Fund may invest in publicly or private offered special purpose acquisition companies (“SPACs”) to the extent that a Sub-adviser believes that such investments will help the Fund to meet its investment objective. SPACs are collective investment structures that pool funds in order to seek potential acquisition opportunities.
In selecting investments for purchase and sale, the Sub-advisers may seek investment opportunities where a catalyst has been identified that is expected to occur within the near to immediate term, generally within twelve months, to unlock the value embedded in the investment opportunity.
The Fund may invest a significant portion of its assets in a particular geographic region or country, including emerging markets countries.
The Fund may lend portfolio securities to earn additional income. Any income realized through securities lending may help Fund performance.
A Sub-adviser may sell a security for a variety of reasons, such as where the Sub-adviser believes the Fund needs to generate cash to invest in more attractive opportunities, the average maturity of the Fund needs to be adjusted and the country or sector exposure needs to be altered.
Due to its investment strategy, the Fund may buy and sell securities and other instruments frequently.
Principal risks of investing in the Fund
Investing in any mutual fund involves the risk that you may lose part or all of the money you invest. Over time, the value of your investment in the Fund will increase and decrease according to changes in the value of the securities in the Fund’s portfolio.
The Fund’s principal risks include:
Market Risk. Market values of securities or other investments that the Fund holds will fall, sometimes rapidly or unpredictably, or fail to rise. Returns from the securities in which the Fund invests may underperform returns from the general securities markets or other types of securities. Markets may decline significantly in response to adverse issuer, political, regulatory, market, economic or other developments that may cause broad changes in market value, public
52

Destinations Multi Strategy Alternatives Fund(continued)
perceptions concerning these developments, and adverse investor sentiment or publicity. Similarly, environmental and public health risks, such as natural disasters, epidemics, pandemics or widespread fear that such events may occur, may impact markets adversely and cause market volatility in both the short- and long-term.
Fixed Income Market Risk. The prices of the Fund’s fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments and their agencies. Generally, the Fund’s fixed income securities will decrease in value if interest rates rise and vice versa. In a low interest rate environment, risks associated with rising rates are heightened. Declines in dealer market-making capacity as a result of structural or regulatory changes could decrease liquidity and/or increase volatility in the fixed income markets. In the case of foreign securities, price fluctuations will reflect international economic and political events, as well as changes in currency valuations relative to the U.S. dollar.
Equity Securities Risk. The Fund is subject to the risk that stock prices will fall over short or extended periods of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by these companies may decline in response to such developments, which could result in a decline in the value of the Fund’s shares.
Credit Risk. Credit risk refers to the possibility that the issuer of a debt security (i.e., the borrower) will not be able to make principal and interest payments when due. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Fund’s investment in that issuer. The degree of credit risk depends on the issuer’s financial condition and on the terms of the securities. Credit spread risk is the risk that economic and market conditions or any actual or perceived credit deterioration may lead to an increase in the credit spreads (i.e., the difference in yield between two securities of similar maturity but different credit quality) and a decline in price of the issuer’s securities.
High Yield (Junk Bonds) Risk. The risk that debt instruments rated below investment grade or debt instruments that are unrated and determined by a Sub-adviser to be of comparable quality are predominantly speculative. These instruments, commonly known as ‘junk bonds,’ have a higher degree of default risk and may be less liquid than higher-rated bonds. These instruments may be subject to greater price volatility due to such factors as specific corporate developments, interest rate sensitivity, negative perceptions of high yield investments generally, and less secondary market liquidity.
Mortgage-Backed Securities Risk. The risk that borrowers may default on their mortgage obligations or the guarantees underlying the mortgage-backed securities will default or otherwise fail and that, during periods of falling interest rates, mortgage-backed securities will be called or prepaid, which may result in the Fund having to reinvest proceeds in other investments at a lower interest rate. During periods of rising interest rates, the average life of a mortgage-backed security may extend, which may lock in a below-market interest rate, increase the security’s duration, and reduce the value of the security.
Small-Cap Securities Risk. Small capitalization stocks may underperform other types of stocks or the equity market as a whole. Stocks of smaller companies may be subject to more abrupt or erratic market movements than stocks of larger, more established companies. Small companies may have limited product lines or financial resources, or may be dependent upon a small or inexperienced management group. In addition, small-cap stocks typically are traded in lower volume, are less liquid, and their issuers typically are subject to greater degrees of changes in their earnings and prospects. These risks may be heightened with respect to micro-cap companies.
Mid-Cap Securities Risk. Mid-capitalization stocks tend to perform differently from other segments of the equity market or the equity market as a whole and can be more volatile than stocks of large-capitalization companies. Mid-capitalization companies may be newer or less established, and may have limited resources, products and markets, and may be less liquid.
Investment Company and Exchange-Traded Funds (ETFs) Risk. When the Fund invests in an investment company, including closed-end funds and ETFs, in addition to directly bearing the expenses associated with its own operations, it will bear a pro rata portion of the investment company’s expenses. Further, while the risks of owning shares of an investment company generally reflect the risks of owning the underlying investments of the investment company, the Fund may be subject to additional or different risks than if the Fund had invested directly in the underlying investments.
Private Placement Risk. A private placement involves the sale of securities that have not been registered under U.S. or foreign securities laws to certain institutional and qualified individual purchasers. In addition to the general risks to which all securities are subject, securities received in a private placement generally are subject to strict restrictions on resale, and
53

Destinations Multi Strategy Alternatives Fund(continued)
there may be no liquid secondary market or ready purchaser for such securities. Securities sold through private placements are not publicly traded and, therefore, are less liquid. Companies seeking private placement investments tend to be in earlier stages of development and have not yet been fully tested in the public marketplace.
Event-Driven Risk. Event-driven opportunities may not occur as anticipated, resulting in potentially reduced returns or losses to the Fund as it unwinds trades where those opportunities do not materialize as anticipated.
Derivatives Risk. Derivatives, such as forwards, futures, options and swaps, involve risks different from, or possibly greater than, risks associated with investing directly in securities and other traditional investments. Specific risk issues related to the use of such derivatives include valuation and tax issues, increased potential for losses and/or costs to the Fund, and a potential reduction in gains to the Fund. Each of these issues is described in greater detail in this Prospectus. Derivatives may also involve other risks described in this Prospectus or the Fund’s Statement of Additional Information, such as market, interest rate, credit, counterparty, currency, liquidity and leverage risks.
Investment Style Risk. Different investment styles tend to shift in and out of favor depending on market conditions and investor sentiment. A Sub-adviser’s approach to investing could cause it to underperform other managers that employ a different investment style.
Active Management Risk. Due to the active management investment strategies used by the Fund’s Sub-advisers, the Fund could underperform its benchmark index and/or other funds with similar investment objectives and/or strategies. The Sub-advisers’ judgments about the attractiveness, value, or potential appreciation of the Fund’s investments may prove to be incorrect.
Hedging Risk. Hedges are sometimes subject to imperfect matching between the derivative and the underlying security, and there can be no assurance that the Fund’s hedging transactions will be effective. In addition, the use of hedging may result in certain adverse tax consequences.
Short Sale Risk. Positions in shorted securities are speculative and more risky than long positions (purchases) in securities. Short selling will also result in higher transaction costs (such as interest and dividends), and may result in higher taxes, which reduce the Fund’s return. Generally, the short sales in which the Fund may invest will not be “against the box,” meaning the Fund will not own the shorted security, so theoretically the potential loss resulting from short sales is unlimited.
Liquidity Risk. The risk that certain securities may be difficult or impossible to sell at the time and the price that the seller would like. The seller may have to lower the price of the security, sell other securities instead or forego an investment opportunity, any of which could have a negative effect on Fund management or performance.
Bank Loans Risk. The market for corporate loans may be subject to irregular trading activity and wide bid/ask spreads. In addition, transactions in corporate loans may settle on a delayed basis. As a result, the proceeds from the sale of corporate loans may not be readily available to make additional investments or to meet the Fund’s redemption obligations. To the extent the extended settlement process gives rise to short-term liquidity needs, the Fund may hold additional cash, sell investments or temporarily borrow from banks and other lenders.
Senior Loans Risk. Senior loans are business loans made to borrowers that may be corporations, partnerships or other entities. Investing in senior loans involves investment risk and some borrowers default on their senior loan repayments. The risks associated with senior loans are similar to the risks of junk bonds, although senior loans typically are senior and secured, whereas junk bonds often are subordinated and unsecured. An economic downturn generally leads to a higher non-payment rate, and a senior loan may lose significant value before a default occurs. No active trading market may exist for certain senior loans, which may impair the ability of the Fund to realize full value in the event of the need to sell a senior loan and which may make it difficult to value senior loans. Senior loans are subject to the risk that when sold, such sale may not settle in a timely manner, resulting in a settlement date that may be much later than the trade date. Delayed settlement interferes with the Fund’s ability to realize the proceeds of senior loan sales in a timely way.
Special Purpose Acquisition Companies Risks. The Fund may, to the extent permitted by the 1940 Act and its investment policies, invest in special purpose acquisition companies (“SPACs”). Unless and until an acquisition is completed, a SPAC generally invests its assets (less an amount to cover expenses) in U.S. Government securities, money market fund securities and cash. SPACs and similar entities may be blank check companies with no operating history or ongoing business other than to seek a potential acquisition. Accordingly, the value of their securities is particularly dependent on the ability of the
54

Destinations Multi Strategy Alternatives Fund(continued)
entity’s management to identify and complete a profitable acquisition. Certain SPACs may seek acquisitions only in limited industries or regions, which may increase the volatility of their prices. Investments in SPACs may be illiquid and/or be subject to restrictions on resale. To the extent the SPAC is invested in cash or similar securities, this may impact the Fund’s ability to meet its investment objective.
Tax Risk. The investment in equity securities of SPACs introduces complexities beyond typical equity investments and may introduce tax risks to the Fund. In particular, certain non-U.S. SPACs may be treated as “passive foreign investment companies” (“PFICs”) under the Internal Revenue Code of 1986, as amended (the “Code”), thereby causing the Fund to be subject to special tax rules. If a SPAC is classified as a PFIC, the Fund may be subject to U.S. federal income tax on a portion of any “excess distribution” or gain from the disposition of shares in the PFIC even if such income is distributed as a taxable dividend by the Fund to its shareholders. Additional charges in the nature of interest may be imposed on the Fund in respect of deferred taxes arising from such distributions or gains unless the Fund makes certain elections. See “Taxes — The Funds and Their Investments — Foreign Investments” in the Statement of Additional Information for additional information.
Collateralized Loan Obligations (CLOs) Risk. CLOs are securities backed by an underlying portfolio of loan obligations. CLOs issue classes or “tranches” that vary in risk and yield and may experience substantial losses due to actual defaults, decrease in market value due to collateral defaults and removal of subordinate tranches, market anticipation of defaults and investor aversion to CLO securities as a class. The risks of investing in CLOs depend largely on the tranche invested in and the type of the underlying debts and loans in the tranche of the CLO in which the Fund invests. CLOs also carry risks including, but not limited to, interest rate risk and credit risk, which are described below. For example, a liquidity crisis in the global credit markets could cause substantial fluctuations in prices for leveraged loans and limited liquidity for such instruments. When the Fund invests in CLOs, in addition to directly bearing the expenses associated with its own operations, it may bear a pro rata portion of the CLO’s expenses.
Foreign and Emerging Markets Securities Risk. Foreign securities subject the Fund to the risks associated with investing in the particular country of an issuer, including the political, regulatory, economic, social, diplomatic and other conditions or events, as well as risks associated with less developed custody and settlement practices. Foreign securities may be more volatile and less liquid than securities of U.S. companies. The performance of the Fund may also be negatively impacted by fluctuations in a foreign currency’s strength or weakness relative to the U.S. dollar. Risks of foreign investment tend to be greater in emerging markets, which tend to be more likely to experience political turmoil or rapid change to market or economic conditions. Investments in emerging markets can involve additional and greater risks than the risks associated with investments in developed foreign markets. Emerging markets can have less developed markets, greater custody and operational risk, less developed legal, regulatory, and accounting systems, and greater political, social, and economic instability than developed markets. Frontier markets, considered by the Fund to be a subset of emerging markets, generally have smaller economies and less mature capital markets than emerging markets. As a result, the risks of investing in emerging market countries are magnified in frontier market countries.
Securities Lending Risk. The Fund may lose money from securities lending if, for example, it is delayed in or prevented from selling the collateral after the loan is made or recovering the securities loaned or if it incurs losses on the reinvestment of cash collateral.
Asset-Backed Securities Risk. The risk that borrowers may default on the obligations that underlie the asset-backed security and that, during periods of falling interest rates, asset-backed securities may be called or prepaid, which may result in the Fund having to reinvest proceeds in other investments at a lower interest rate, and the risk that the impairment of the value of the collateral underlying a security in which the Fund invests (due, for example, to non-payment of loans) will result in a reduction in the value of the security.
Convertible Securities Risk. Convertible securities generally tend to be of lower credit quality, and the value of a convertible security may change with the value of the underlying common stock or changes in interest rates. A convertible security may also be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument. If a convertible security held by the Fund is called for redemption, the Fund will be required to permit the issuer to redeem the security, convert it into the underlying common stock or sell it to a third party, which could result in a loss to the Fund. Additionally, the Fund could lose money if the issuer of a convertible security is unable to meet its financial obligations or declares bankruptcy.
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Destinations Multi Strategy Alternatives Fund(continued)
Management Risk. Securities held by the Fund may underperform those held by other funds investing in the same asset class or benchmarks that are representative of the asset class because of the Sub-advisers’ choice of securities.
Multi-Manager Risk. The Adviser may be unable to identify and retain Sub-advisers who achieve superior investment returns relative to other similar Sub-advisers. In addition, the investment styles of the Sub-advisers may not complement each other as expected by the Adviser. The Fund may experience a higher portfolio turnover rate, which can increase the Fund’s transaction costs and more taxable short-term gains for shareholders.
Portfolio Turnover Risk. Frequent buying and selling of investments may involve higher trading costs and other expenses and may affect the Fund’s performance over time.
Cash Position Risk. To the extent the Fund holds assets in cash and cash equivalents, the ability of the Fund to meet its objective may be limited.
Interest Rate Risk. The risk that debt instruments will change in value because of changes in interest rates. Generally, the value of the Fund’s fixed income securities will vary inversely with the direction of prevailing interest rates. Changing interest rates may have unpredictable effects on the markets and may affect the value and liquidity of instruments held by the Fund.
Extension Risk. When interest rates rise, certain obligations will be paid off by the obligor more slowly than anticipated, causing the value of these obligations to fall.
Prepayment Risk. When interest rates fall, certain obligations will be paid off by the obligor more quickly than originally anticipated, and the Fund may have to invest the proceeds in securities with lower yields.
Warrants Risk. Warrants are instruments that entitle the holder to buy an equity security at a specific price for a specific period of time. Warrants may be more speculative than other types of investments. The price of a warrant may be more volatile than the price of its underlying security, and a warrant may offer greater potential for capital appreciation as well as capital loss. A warrant ceases to have value if it is not exercised prior to its expiration date.
Exchange-Traded Note (ETNs) Risk. The Fund may invest in ETNs, which are notes representing unsecured debt of the issuer. ETNs are typically linked to the performance of an index plus a specified rate of interest that could be earned on cash collateral. The value of an ETN may be influenced by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying markets, changes in the applicable interest rates, changes in the issuer’s credit rating and economic, legal, political or geographic events that affect the referenced index.
U.S. Government Securities Risk. Certain securities in which the Fund may invest, including securities issued by certain U.S. Government agencies and U.S. Government sponsored enterprises, are not guaranteed by the U.S. Government or supported by the full faith and credit of the United States.
Sovereign Obligation Risk. The issuer of the sovereign debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due, and the underlying funds may have limited recourse in the event of a default.
Currency Risk. Exchange rates for currencies fluctuate daily. Accordingly, the Fund may experience volatility with respect to the value of its shares and its returns as a result of its exposure to foreign currencies through direct holdings of such currencies or holdings in non-U.S. dollar denominated securities.
Depositary Receipts Risk. Because the Fund may invest in American Depositary Receipts (“ADRs”) and other domestically-traded securities of foreign companies, the Fund’s share price may be more affected by foreign economic and political conditions, taxation policies and accounting and auditing standards than would otherwise be the case.
Commercial Paper Risk. Commercial paper is a short-term obligation with a maturity generally ranging from one to 270 days and is issued by U.S. or foreign companies or other entities in order to finance their current operations. Such investments are unsecured and usually discounted from their value at maturity. The value of commercial paper may be affected by changes in the credit rating or financial condition of the issuing entities and will tend to fall when interest rates rise and rise when interest rates fall.
Real Estate Investment Trusts (REITs) Risk. REITs are trusts that invest primarily in commercial real estate or real estate-related loans. The Fund’s investments in REITs will be subject to the risks associated with the direct ownership of real
56

Destinations Multi Strategy Alternatives Fund(continued)
estate. Risks commonly associated with the direct ownership of real estate include fluctuations in the value of underlying properties, defaults by borrowers or tenants, changes in interest rates and risks related to general or local economic conditions. Some REITs may have limited diversification and may be subject to risks inherent in financing a limited number of properties.
Please see “Principal Risks of the Funds” for a more detailed description of the risks of investing in the Fund.
Your investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency entity or person.
Performance
The bar chart and the performance table below provide some indication of the risks of investing in the Fund by showing changes in the Fund’s Class I shares’ performance from year to year for the past eight calendar years and by showing how the Fund’s average annual returns for 1 year, 5 years, and since the Fund’s inception compare with those of a broad measure of market performance. The bar chart shows only the performance of the Fund’s Class I shares. Returns for Class Z shares would have been substantially similar to those of Class I shares and would have differed only to the extent that Class I shares have higher total annual fund operating expenses than Class Z shares. The Fund’s past performance, before and after taxes, does not necessarily indicate how the Fund will perform in the future. Current performance information is available at www.destinationsfunds.com or by calling 1-877-771-7979.
Annual Total Returns (%) as of December 31, 2025

The Fund’s best and worst calendar quarters
Best Quarter: 13.31% (June 30, 2020)
Worst Quarter: (12.18)% (March 31, 2020)
The Fund’s Class I total return (pre-tax) from January 1, 2026 to March 31, 2026 was (1.13)%.
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Destinations Multi Strategy Alternatives Fund(continued)
AVERAGE ANNUAL TOTAL RETURNS
(For the periods ended December 31, 2025)

	1 Year	5 Years	Since Inception (03/20/2017)
Return Before Taxes
Class I	5.41%	5.12%	4.92%
Class Z*	5.61%	5.30%	5.23%
Return After Taxes on Distributions
Class I	3.39%	3.12%	3.20%
Return After Taxes on Distributions and Sale of Fund Shares
Class I	3.31%	3.13%	3.12%
ICE BofA US Broad Market Index (reflects no deduction for fees, expenses, or taxes)	7.15%	(0.42)%	1.94%

*	The Fund’s Class Z shares commenced operations on July 16, 2018.
The after-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an individual investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After tax returns are shown only for Class I and will vary for Class Z.
Investment adviser
Orion Portfolio Solutions, LLC d.b.a. Brinker Capital Investments serves as the investment adviser for the Fund. The Fund employs a “multi-manager” strategy. The Adviser selects and oversees professional money managers (the Sub-advisers), each of which is responsible for investing a portion of the assets of the Fund as allocated by the Adviser. The Adviser’s portfolio management team is jointly and primarily responsible for overseeing the Sub-advisers and the Fund. Where more than one person is listed with respect to a Sub-adviser, the sub-advisory team is jointly and primarily responsible for the portion of the Fund’s assets allocated to such Sub-adviser.

Portfolio Manager	Experience with the Fund	Title with Adviser
Brian Storey, CFA	2022	Senior Vice President, Head of Multi-Asset Strategies and Senior Portfolio Manager
Timothy Holland, CFA	2017	Chief Investment Officer and Senior Portfolio Manager
Andrew Goins, CFA	2023	Senior Portfolio Manager
John Hoffman, CFA	2026	Portfolio Manager

Sub-advisers and Portfolio Managers (Title)	Fund’s Portfolio Manager Since
LMCG Investments, LLC
David Weeks, Managing Partner, Chief Investment Officer – Serenitas Investment Team	2019
Ajit Kumar, CFA, Partner, Portfolio Manager	2019
Edwin Tsui, CFA, Partner, Portfolio Manager	2019
Andreas Eckner, PhD, Partner, Portfolio Manager	2019
Guillaume Horel, PhD, Partner, Portfolio Manager	2019

For important information about the Purchase and Sale Fund Shares, Tax Information and Payments to Financial Intermediaries, please turn to page X of this prospectus.
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Destinations Shelter Fund
Investment objective
Capital appreciation with lower volatility than broad equity markets.
Fund fees and expenses
This table describes the fees and expenses you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Class I	Class Z
Management Fees	0.85%	0.85%
Distribution and Service (12b-1) Fees	None	None
Other Expenses	0.40%	0.25%
Total Annual Fund Operating Expenses	1.25%	1.10%
Fee Waivers and Expense Reimbursements	(0.06)%*	(0.06)%*
Total Annual Fund Operating Expenses Less Fee Waivers and Expense Reimbursements	1.19%	1.04%

*
The Fund’s adviser, Orion Portfolio Solutions, LLC d.b.a. Brinker Capital Investments (“the Adviser”), has contractually agreed to waive a portion of its management fee as necessary to keep the Fund’s management fee from exceeding 0.444% more than the total amount of sub-advisory fees paid by the Adviser. This fee waiver and reimbursement agreement shall remain in effect until June 30, 2027 and may be amended or terminated only with the consent of the Board of Trustees.

Examples
These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those time periods. The examples also assume that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	After 1 year	After 3 years	After 5 years	After 10 years
Class I Shares	$121	$391	$681	$1,506
Class Z Shares	$106	$344	$600	$1,335

Portfolio turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transactions costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the above examples, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 12% of the average value of its portfolio.
Principal investment strategies
The Fund’s investment strategy seeks to provide capital appreciation through broad exposure to the equity markets with a lower volatility profile than long-only equity strategies, due to its implementation of a hedging strategy that uses index options to seek to limit the magnitude of negative returns during a declining equity market, thereby reducing the level of positive returns required to recoup losses (also referred to as drawdown risk). Insofar as the Fund’s investment strategy seeks to minimize investment losses during a declining equity market, it can be thought of as seeking to provide “shelter” to investors while weathering such market conditions.
The Fund employs a “multi-manager” strategy whereby the Adviser allocates the Fund’s assets among one or more professional money managers (each, a “Sub-Adviser,” and collectively, the “Sub-Advisers”), each of which is responsible
59

Destinations Shelter Fund(continued)
for investing its allocated portion of the Fund’s assets. The Adviser may also invest a portion of the Fund’s assets in unaffiliated funds that are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), and that have investment objectives and principal investment strategies consistent with those of the Fund, including open-end funds, closed-end funds and exchange traded funds (ETFs), which may be passively managed (i.e., index-tracking) or actively managed.
To achieve its investment objective, the Fund may invest in equity securities (including U.S. and foreign common stocks, real estate investment trusts (REITs) and depositary receipts, including emerging markets); cash, cash equivalents, money market instruments and shares of money market funds; U.S. investment grade fixed income securities of various maturities, including U.S. government bonds; derivative instruments, including options on equity indexes, interest rate swaps, total return swaps, credit default swaps and futures; structured notes, and interests in unaffiliated funds. The Fund will use derivative investments primarily for hedging purposes. The Fund has the ability to invest in equity securities of issuers of various capitalizations, including small- and mid-cap issuers.
The Fund will invest in a diversified portfolio of equity securities and will implement an option overlay strategy, pursuant to which it will systematically purchase and sell exchange-traded index put options and sell exchange-traded index call options. The Fund’s combination of equity exposure, downside protection from investments in put options, and income from the sale of index call options is designed to provide the Fund with investment returns associated with equity market investments, but with less risk and a lower volatility profile than traditional long-only equity strategies. As a trade-off for providing shelter during declining equity markets, the Fund is expected to underperform traditional long-only equity strategies in rising equity markets and is not expected to provide shelter from equity market downside during periods of low volatility.
The Fund may also lend portfolio securities in an attempt to earn additional income.
Principal risks of investing in the Fund
Investing in any mutual fund involves the risk that you may lose part or all of the money you invest. Over time, the value of your investment in the Fund will increase and decrease according to changes in the value of the securities in the Fund’s portfolio.
The Fund’s principal risks include:
Market Risk. Market values of securities or other investments that the Fund holds will fall, sometimes rapidly or unpredictably, or fail to rise. Returns from the securities in which the Fund invests typically will underperform positive returns from the equity markets. Markets may decline significantly in response to adverse issuer, political, regulatory, market, economic or other developments that may cause broad changes in market value, public perceptions concerning these developments, and adverse investor sentiment or publicity. Similarly, environmental and public health risks, such as natural disasters, epidemics, pandemics or widespread fear that such events may occur, may impact markets adversely and cause market volatility in both the short- and long-term.
Equity Securities Risk. The Fund is subject to the risk that stock prices will fall over short or extended periods of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by these companies may decline in response to such developments, which could result in a decline in the value of the Fund’s shares. Low and minimum volatility equity securities tend not to appreciate or depreciate significantly over short periods of time. However, such securities may not necessarily protect against significant market declines, and they may limit participation in significant market gains. Because the Fund is designed to serve as a hedge against large equity market declines, the Fund could produce negative returns in years when equity markets are rising.
Small-Cap Securities Risk. Small capitalization stocks may underperform other types of stocks or the equity market as a whole. Stocks of smaller companies may be subject to more abrupt or erratic market movements than stocks of larger, more established companies. In addition, small-cap stocks typically are traded in lower volume, are less liquid, and their issuers typically are subject to greater degrees of changes in their earnings and prospects.
Mid-Cap Securities Risk. Mid-capitalization stocks tend to perform differently from other segments of the equity market or the equity market as a whole and can be more volatile than stocks of large-capitalization companies. Mid-capitalization companies may be newer or less established, and may have limited resources, products and markets, and may be less liquid.
Foreign and Emerging Markets Securities Risk. Foreign securities subject the Fund to the risks associated with investing in the particular country of an issuer, including the political, regulatory, economic, social, diplomatic and other conditions or
60

Destinations Shelter Fund(continued)
events, as well as risks associated with less developed custody and settlement practices. Foreign securities may be more volatile and less liquid than securities of U.S. companies. Investments in emerging markets can involve additional and greater risks than the risks associated with investments in developed foreign markets.
Fixed Income Market Risk. The prices of the Fund’s fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments and their agencies. Generally, the Fund’s fixed income securities will decrease in value if interest rates rise and vice versa. In a low interest rate environment, risks associated with rising rates are heightened. In the case of foreign securities, price fluctuations will reflect international economic and political events, as well as changes in currency valuations relative to the U.S. dollar.
Management Risk. Securities held by the Fund may underperform those held by other funds investing in the same asset class or benchmarks that are representative of the asset class because of the Sub-adviser’s choice of securities.
U.S. Government Securities Risk. Certain securities in which the Fund may invest, including securities issued by certain U.S. Government agencies and U.S. Government sponsored enterprises, are not guaranteed by the U.S. Government or supported by the full faith and credit of the United States.
Investment Company and Exchange-Traded Funds (ETFs) Risk. When the Fund invests in an investment company, including closed-end funds and ETFs, in addition to directly bearing the expenses associated with its own operations, it will bear a pro rata portion of the investment company’s expenses. Further, while the risks of owning shares of an investment company generally reflect the risks of owning the underlying investments of the investment company, the Fund may be subject to additional or different risks than if the Fund had invested directly in the underlying investments.
Derivatives Risk. Derivatives, such as futures, options and swaps, involve risks different from, or possibly greater than, risks associated with investing directly in securities and other traditional investments. The Fund will invest, in particular, in U.S. exchange-traded index options. Specific risk issues related to the use of such derivatives include valuation and tax issues, increased potential for losses and/or costs to the Fund, and a potential reduction in gains to the Fund. Each of these issues is described in greater detail in this Prospectus. Derivatives may also involve other risks described in this Prospectus or the Fund’s Statement of Additional Information, such as market, interest rate, credit, counterparty, currency, liquidity and leverage risks.
Structured Notes Risk. The Fund may invest in structured notes, which are derivative debt securities, the interest rate or principal of which is determined by an unrelated indicator. Indexed securities include structured notes as well as securities other than debt securities, the interest rate or principal of which is determined by an unrelated indicator. Indexed securities may include a multiplier that multiplies the indexed element by a specified factor and, therefore, the value of such securities may be very volatile.
Interest Rate Risk. The risk that debt instruments will change in value because of changes in interest rates. Generally, the value of the Fund’s fixed income securities will vary inversely with the direction of prevailing interest rates. Changing interest rates may have unpredictable effects on the markets and may affect the value and liquidity of instruments held by the Fund.
Depositary Receipts Risk. Because the Fund may invest in American Depositary Receipts (“ADRs”) and other domestically-traded securities of foreign companies, the Fund’s share price may be more affected by foreign economic and political conditions, taxation policies and accounting and auditing standards than would otherwise be the case.
Currency Risk. Exchange rates for currencies fluctuate daily. Accordingly, the Fund may experience volatility with respect to the value of its shares and its returns as a result of its exposure to foreign currencies through direct holdings of such currencies or holdings in non-U.S. dollar denominated securities.
Real Estate Investment Trust (REITs) Risk. The performance of investments in real estate depends on the overall strength of the real estate market, the management of real estate investments trusts (REITs), and property management, all of which can be affected by a variety of factors, including national and regional economic conditions.
Hedging Risk. Hedges are sometimes subject to imperfect matching between the derivative and the underlying security, and there can be no assurance that the Fund’s hedging transactions will be effective. In addition, the use of hedging may result in certain adverse tax consequences.
61

Destinations Shelter Fund(continued)
Liquidity Risk. The risk that certain securities may be difficult or impossible to sell at the time and the price that the seller would like. The seller may have to lower the price of the security, sell other securities instead or forego an investment opportunity, any of which could have a negative effect on Fund management or performance.
Securities Lending Risk. The Fund may lose money from securities lending if, for example, it is delayed in or prevented from selling the collateral after the loan is made or recovering the securities loaned or if it incurs losses on the reinvestment of cash collateral.
Please see “Principal Risks of the Fund” for a more detailed description of the risks of investing in the Fund.
Your investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency entity or person.
Performance
The bar chart and the performance table below provide some indication of the risks of investing in the Fund by showing changes in the Fund’s Class I shares’ performance from year to year for the past four calendar years and by showing how the Fund’s average annual returns for 1 year and since the Fund’s inception compare with those of a broad measure of market performance. The bar chart shows only the performance of the Fund’s Class I shares. Returns for Class Z shares would have been substantially similar to those of Class I shares and would have differed only to the extent that Class I shares have higher total annual fund operating expenses than Class Z shares. The Fund’s past performance, before and after taxes, does not necessarily indicate how the Fund will perform in the future. Current performance information is available at www.destinationsfunds.com or by calling 1-877-771-7979.
Annual Total Returns (%) as of December 31, 2025

The Fund’s best and worst calendar quarters
Best Quarter: 7.56% (March 31, 2024)
Worst Quarter: (9.45)% (June 30, 2022)
The Fund’s Class I total return (pre-tax) from January 1, 2026 to March 31, 2026 was (4.47)%.
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Destinations Shelter Fund(continued)
AVERAGE ANNUAL TOTAL RETURNS
(For the periods ended December 31, 2025)

	1 Year	Since Inception (10/26/2021)
Return Before Taxes
Class I	11.23%	7.17%
Class Z*	11.43%	7.04%
Return After Taxes on Distributions
Class I	11.21%	7.09%
Return After Taxes on Distributions and Sale of Fund Shares
Class I	6.66%	5.59%
Russell 1000 Index (reflects no deduction for fees, expenses, or taxes)	17.37%	10.90%

*	The Fund’s Class Z shares commenced operations on November 3, 2021.
The after-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an individual investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After tax returns are shown only for Class I and will vary for Class Z.
Investment Adviser
Orion Portfolio Solutions, LLC d.b.a. Brinker Capital Investments serves as the investment adviser for the Fund. The Fund employs a “multi-manager” strategy. The Adviser selects and oversees a professional money manager (the Sub-adviser), which is responsible for investing a portion of the assets of the Fund as allocated by the Adviser. The Adviser’s portfolio management team is jointly and primarily responsible for overseeing the Sub-adviser and the Fund. Where more than one person is listed with respect to the Sub-adviser, the sub-advisory team is jointly and primarily responsible for the portion of the Fund’s assets allocated to the Sub-adviser.

Portfolio Manager	Experience with the Fund	Title with Adviser
Brian Storey, CFA	2022	Senior Vice President, Head of Multi-Asset Strategies and Senior Portfolio Manager
Timothy Holland, CFA	2021	Chief Investment Officer and Senior Portfolio Manager
Andrew Goins, CFA	2023	Senior Portfolio Manager
John Hoffman, CFA	2026	Portfolio Manager

Sub-adviser and Portfolio Managers (Title)	Fund’s Portfolio Manager Since
Gateway Investment Advisers, LLC
Michael T. Buckius, Chief Executive Officer, Chief Investment Officer	2021
Daniel M. Ashcraft, Senior Vice President, Portfolio Manager	2021
Kenneth H. Toft, Senior Vice-President, Portfolio Manager	2021
Mitchell J. Trotta, Vice President, Portfolio Manager	2021

For important information about the Purchase and Sale of Fund Shares, Tax Information and Payments to Financial Intermediaries, please turn to page X of this Prospectus.
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Destinations Real Assets Fund
Investment objective
Long term capital appreciation.
Fund fees and expenses
This table describes the fees and expenses you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Class I	Class Z
Management Fees	1.00%	1.00%
Distribution and Service (12b-1) Fees	None	None
Other Expenses	0.39%	0.24%
Acquired Fund Fees and Expenses (AFFE)*	0.04%	0.04%
Total Annual Fund Operating Expenses	1.43%	1.28%
Fee Waivers and Expense Reimbursements	(0.25)%**	(0.25)%**
Total Annual Fund Operating Expenses Less Fee Waivers and Expense Reimbursements	1.18%	1.03%

*
Because the Fund incurred AFFE during the most recent fiscal year, the operating expenses in this fee table will not correlate to the expense ratio in the Fund’s financial statements (or the “Financial Highlights” section in the prospectus), which does not take into account the indirect costs of investing in other investment companies.

**
The Fund’s adviser, Orion Portfolio Solutions, LLC d.b.a. Brinker Capital Investments (“the Adviser”), has contractually agreed to waive a portion of its management fee as necessary to keep the Fund’s management fee from exceeding 0.444% more than the total amount of sub-advisory fees paid by the Adviser. This fee waiver and reimbursement agreement shall remain in effect until June 30, 2027 and may be amended or terminated only with the consent of the Board of Trustees.

Examples
These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those time periods. The examples also assume that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	After 1 year	After 3 years	After 5 years	After 10 years
Class I Shares	$120	$428	$758	$1,692
Class Z Shares	$105	$381	$678	$1,523

Portfolio turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transactions costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the above examples, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 92% of the average value of its portfolio.
Principal investment strategies
The Fund will invest, under normal market conditions, at least 80% of its net assets (including any borrowings for investment purposes) in “real assets.” The term “real assets” is defined broadly by the Fund to include any assets that have physical properties, such as energy, materials, natural resources, industrials, utilities or real estate (including real estate
64

Destinations Real Assets Fund(continued)
investment trusts (“REITs”)) as well as direct or indirect exposure to commodities (e.g., commodity-linked derivative instruments), subject to limitations of applicable law. The Fund’s 80% policy is not fundamental and can be changed upon 60 days’ prior notice to shareholders. The Fund will concentrate its assets in the real assets sector.
Under normal market conditions, the Fund will invest at least 25% of the value of its total assets (as measured at the time of purchase) in the securities of issuers that derive a significant portion of their profits and revenues (at least 20%) from the energy, materials, industrials or utilities sectors and at least 25% of the value of its total assets (as measured at the time of purchase) in the securities of issuers that derive a significant portion of their profits and revenues (at least 20%) from the real estate sector.
Companies in natural resources industries include companies principally engaged in the discovery, development, production, or distribution of natural resources; the development of technologies for the production or efficient use of natural resources; or the furnishing of related supplies or services. Natural resources may include, for example, energy sources, precious and other metals, forest products, real estate, food and agriculture, and other basic commodities.
The Fund may invest in derivatives for both hedging and non-hedging purposes. The Fund’s derivative investments may include: (i) futures contracts, including futures based on securities and/or indices, interest rate futures, currency futures and swap futures; (ii) swaps, including currency, interest rate, total return, variance, credit default and security and/or index swaps, and swaps on futures contracts; (iii) options, including long and short positions in call options and put options on indices, individual securities or currencies, swaptions and options on futures contracts; (iv) forward contracts, including forwards based on securities and/or indices, currency forwards, interest rate forwards, swap forwards and non-deliverable forwards; and (v) other instruments, including structured securities, exchange-traded notes, and contracts for differences (“CFDs”). As a result of the Fund’s use of derivatives, the Fund may also hold U.S. Treasuries or short-term investments, including money market funds, repurchase agreements, cash and time deposits.
The Fund employs a “multi-manager” strategy whereby the Adviser allocates the Fund’s assets among professional money managers (each, a “Sub-adviser,” and collectively, the “Sub-advisers”), each of which is responsible for investing its allocated portion of the Fund’s assets.
The Adviser may also invest a portion of the Fund’s assets in unaffiliated funds that are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), and that have investment objectives and principal investment strategies consistent with those of the Fund, including open-end funds, closed-end funds and exchange traded funds (ETFs), which may be passively managed (i.e., index-tracking) or actively managed. When determining how to allocate the Fund’s assets between unaffiliated funds and Sub-advisers, and among Sub-advisers, the Adviser considers a variety of factors.
The Adviser and/or Sub-adviser may invest the Fund’s assets in securities of issuers of all capitalizations located anywhere in the world, including emerging markets.
The Fund is non-diversified and holds a larger portion of its assets in a smaller number of issuers. The Fund will likely hold a more limited number of securities than many other mutual funds. However, the Fund intends to satisfy the asset diversification requirements for qualification as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), as described in detail in the “Taxes” section of the Statement of Additional Information. If a Sub-Adviser is unable to find suitable investments for the entire portion of its portfolio, any uninvested assets may be held in cash or cash equivalents.
The Fund may lend portfolio securities to earn additional income. Any income realized through securities lending may help the Fund’s performance.
A Sub-adviser may sell a security for a variety of reasons, including, but not limited to, where the Sub-adviser believes selling the security will help the Fund to secure gains, limit losses, or redeploy assets into more promising opportunities, or the valuation is no longer attractive.
Principal risks of investing in the Fund
Investing in any mutual fund involves the risk that you may lose part or all of the money you invest. Over time, the value of your investment in the Fund will increase and decrease according to changes in the value of the securities in the Fund’s portfolio.
65

Destinations Real Assets Fund(continued)
The Fund’s principal risks include:
Real Assets Risk. Investments in the energy, materials, industrials, utilities and real estate sectors involve a high degree of risk, including significant financial, operating, and competitive risks. Investments in REITs and MLPs expose the Fund to adverse macroeconomic conditions, such as changes and volatility in commodity prices, a rise in interest rates or a downturn in the economy in which the asset is located, elevating the risk of loss.
Market Risk. Market values of securities or other investments that the Fund holds will fall, sometimes rapidly or unpredictably, or fail to rise. Returns from the securities in which the Fund invests may underperform returns from the general securities markets or other types of securities. Markets may decline significantly in response to adverse issuer, political, regulatory, market, economic or other developments that may cause broad changes in market value, public perceptions concerning these developments, and adverse investor sentiment or publicity. Similarly, environmental and public health risks, such as natural disasters, epidemics, pandemics or widespread fear that such events may occur, may impact markets adversely and cause market volatility in both the short- and long-term.
Concentration Risk. Concentrating investments in the real assets sector increases the risk of loss because the stocks of many or all of the companies in the sector may decline in value due to developments adversely affecting the sector. In particular, the Fund’s investments will be concentrated in companies that conduct their principal business activities in the energy and other natural resources groups of industries.
Equity Securities Risk. The Fund is subject to the risk that stock prices will fall over short or extended periods of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by these companies may decline in response to such developments, which could result in a decline in the value of the Fund’s shares.
Foreign Securities and Emerging Markets Risk. Foreign securities subject the Fund to the risks associated with investing in the particular country of an issuer, including the political, regulatory, economic, social, diplomatic and other conditions or events, as well as risks associated with less developed custody and settlement practices. Foreign securities may be more volatile and less liquid than securities of U.S. companies. The performance of the Fund may also be negatively impacted by fluctuations in a foreign currency’s strength or weakness relative to the U.S. dollar. Risks of foreign investment tend to be greater in emerging markets, which tend to be more likely to experience political turmoil or rapid change to market or economic conditions.
Investment Company and Exchange-Traded Funds (ETFs) Risk. When the Fund invests in an investment company, including open-end funds, closed-end funds and ETFs, in addition to directly bearing the expenses associated with its own operations, it will bear a pro rata portion of the investment company’s expenses. Further, while the risks of owning shares of an investment company generally reflect the risks of owning the underlying investments of the investment company, the Fund may be subject to additional or different risks than if the Fund had invested directly in the underlying investments.
Commodity Investments Risk. The market price of commodity investments may be volatile due to fluctuating demand, supply disruption, speculation, and other factors. Certain commodity investments may have no active trading market at times. The value of commodities investments will generally be affected by overall market movements and factors specific to a particular industry or commodity, which may include weather, pandemics, epidemics, embargoes, tariffs, and health, political, international and regulatory developments. Economic and other events (whether real or perceived) can reduce the demand for commodities, which may reduce market prices and cause the value of shares of the Fund to fall. Exposure to commodities and commodities markets may subject the fund to greater volatility than investments in traditional securities.
Currency Risk. Exchange rates for currencies fluctuate daily. Accordingly, the Fund may experience volatility with respect to the value of its shares and its returns as a result of its exposure to foreign currencies through direct holdings of such currencies or holdings in non-U.S. dollar denominated securities.
Investment Style Risk. Different investment styles tend to shift in and out of favor depending on market conditions and investor sentiment. A Sub-adviser’s approach to investing could cause it to underperform other managers that employ a different investment style.
Active Management Risk. Due to the active management investment strategies used by the Fund’s Sub-advisers, the Fund could underperform its benchmark index and/or other funds with similar investment objectives and/or strategies. The Sub-advisers’ judgments about the attractiveness, value, or potential appreciation of the Fund’s investments may prove to be incorrect.
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Destinations Real Assets Fund(continued)
Natural Resources Investment Risk. Investment in companies in natural resources industries can be significantly affected by (often rapid) changes in supply of, or demand for, various natural resources.
Real Estate Investment Trusts (REITs) Risk. REITs are trusts that invest primarily in commercial real estate or real estate-related loans. The Fund’s investments in REITs will be subject to the risks associated with the direct ownership of real estate. Risks commonly associated with the direct ownership of real estate include fluctuations in the value of underlying properties, defaults by borrowers or tenants, changes in interest rates and risks related to general or local economic conditions. Some REITs may have limited diversification and may be subject to risks inherent in financing a limited number of properties.
Mid-Cap Securities Risk. Mid-capitalization stocks tend to perform differently from other segments of the equity market or the equity market as a whole, and can be more volatile than stocks of large-capitalizations companies. Mid-capitalization companies may be newer or less established, and may have limited resources, products and markets, and may be less liquid.
Small-Cap Securities Risk. Small capitalization stocks may underperform other types of stocks or the equity market as a whole. Stocks of smaller companies may be subject to more abrupt or erratic market movements than stocks of larger, more established companies. Small companies may have limited product lines or financial resources, or may be dependent upon a small or inexperienced management group. In addition, small-cap stocks typically are traded in lower volume, are less liquid, and their issuers typically are subject to greater degrees of changes in their earnings and prospects.
Liquidity Risk. The risk that certain securities may be difficult or impossible to sell at the time and the price that the seller would like. The seller may have to lower the price of the security, sell other securities instead or forego an investment opportunity, any of which could have a negative effect on Fund management or performance.
Securities Lending Risk. The Fund may lose money from securities lending if, for example, it is delayed in or prevented from selling the collateral after the loan is made or recovering the securities loaned or if it incurs losses on the reinvestment of cash collateral.
Management Risk. Securities held by the Fund may underperform those held by other funds investing in the same asset class or benchmarks that are representative of the asset class because of the Sub-advisers’ choice of securities.
Multi-Manager Risk. The Adviser may be unable to identify and retain Sub-advisers who achieve superior investment returns relative to other similar Sub-advisers. In addition, the investment styles of the Sub-advisers may not complement each other as expected by the Adviser. The Fund may experience a higher portfolio turnover rate, which can increase the Fund’s transaction costs and more taxable short-term gains for shareholders.
Non-Diversified Risk. As a non-diversified fund, the Fund may invest a larger portion of its assets in a smaller number of issuers. This could make the Fund more susceptible to economic or credit risks than a diversified fund.
MLP Risk. MLPs often own several properties or businesses (or own interests) that are related to oil and gas industries or other natural resources, but they also may finance other projects. To the extent that an MLP’s interests are all in a particular industry, the MLP will be negatively impacted by economic events adversely impacting the industry. Additional risks of investing in an MLP also include those involved in investing in a partnership as opposed to a corporation, such as limited control of management, limited voting rights and tax risks.
Derivatives Risk. Derivatives, such as forwards, futures, options and swaps, involve risks different from, or possibly greater than, risks associated with investing directly in securities and other traditional investments. Specific risk issues related to the use of such derivatives include valuation and tax issues, increased potential for losses and/or costs to the Fund, and a potential reduction in gains to the Fund. Each of these issues is described in greater detail in this Prospectus. Derivatives may also involve other risks described in this Prospectus or the Fund’s Statement of Additional Information, such as market, interest rate, credit, counterparty, currency, liquidity and leverage risks.
Please see “Principal Risks of the Fund” for a more detailed description of the risks of investing in the Fund.
Your investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency entity or person.
67

Destinations Real Assets Fund(continued)
Performance
From February 1, 2021 through November 13, 2024, the Fund was not an active component in the advisory models that are implemented through the Destinations Funds. During that time, the Fund had de minimis assets that consisted entirely of cash and the Adviser was the sole beneficial owner of the Fund’s shares.
The bar chart and the performance table below provide some indication of the risks of investing in the Fund by showing changes in the Fund’s Class I shares’ performance from year to year for the past eight calendar years and by showing how the Fund’s average annual returns for 1 year, 5 years, and since the Fund’s inception compare with those of a broad measure of market performance. The bar chart shows only the performance of the Fund’s Class I shares. Returns for Class Z shares would have been substantially similar to those of Class I shares and would have differed only to the extent that Class I shares have higher total annual fund operating expenses than Class Z shares. The Fund’s past performance, before and after taxes, does not necessarily indicate how the Fund will perform in the future. Current performance information is available at www.destinationsfunds.com or by calling 1-877-771-7979.
Annual Total Returns (%) as of December 31, 2025

*	As described above, from February 1, 2021 through November 13, 2024, the Fund’s portfolio consisted entirely of cash.
The Fund’s best and worst calendar quarters
Best Quarter: 20.39% (June 30, 2020)
Worst Quarter: (38.69)% (March 31, 2020)
The Fund’s Class I total return (pre-tax) from January 1, 2026 to March 31, 2026 was 10.16%.
AVERAGE ANNUAL TOTAL RETURNS*
(For the periods ended December 31, 2025)
*	From February 1, 2021 through November 13, 2024, the Fund’s portfolio consisted entirely of cash.

	1 Year	5 Years	Since Inception (03/20/2017)
Return Before Taxes
Class I	19.12%	3.32%	(8.86)%
Class Z*	19.61%	3.40%	(9.93)%
Return After Taxes on Distributions
Class I	17.88%	0.98%	(10.71)%
Return After Taxes on Distributions and Sale of Fund Shares
Class I	11.77%	1.54%	(6.49)%
FTSE All World Developed Index (reflects no deduction for fees, expenses, or taxes)	22.25%	11.97%	12.04%

**	The Fund’s Class Z shares commenced operations on July 16, 2018.
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Destinations Real Assets Fund(continued)
The after-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an individual investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After tax returns are shown only for Class I and will vary for Class Z.
Investment adviser
Orion Portfolio Solutions LLC d.b.a. Brinker Capital Investments serves as the investment adviser for the Fund. The Fund employs a “multi-manager” strategy. The Adviser selects and oversees professional money managers (the Sub-advisers), each of which is responsible for investing a portion of the assets of the Fund as allocated by the Adviser. The Adviser’s portfolio management team is jointly and primarily responsible for overseeing the Sub-advisers and the Fund. Where more than one person is listed with respect to a Sub-adviser, the sub-advisory team is jointly and primarily responsible for the portion of the Fund’s assets allocated to such Sub-adviser.

Portfolio Manager	Experience with the Fund	Title with Adviser
Brian Storey, CFA	Since 2024	Senior Vice President, Head of Multi-Asset Strategies and Senior Portfolio Manager
Timothy Holland, CFA	Since 2024	Chief Investment Officer and Senior Portfolio Manager
Andrew Goins, CFA	Since 2024	Senior Portfolio Manager
John Hoffman, CFA	Since 2026	Portfolio Manager

Sub-advisers and Portfolio Managers (Title)	Fund’s Portfolio Manager Since
Newton Investment Management North America, LLC
Brock Campbell, CFA, Head of Global Equity Research and Portfolio Manager	Since 2024
David Intoppa, Portfolio Manager and Research Analyst	Since 2024
Nomura Investments Fund Advisers, a series of Nomura Investment Management Business Trust
Stefan Löwenthal. CFA, Managing Director and Head of Global Multi-Asset	Since 2024
Jürgen Wurzer, CFA, Managing Director and Deputy Head of Global Multi-Asset	Since 2024
Aaron Young, Managing Director and Senior Portfolio Manager – Global Multi-Asset	Since 2024
Nuveen Asset Management, LLC
Ben Kerl, Portfolio Manager and Head of Public Real Assets	Since 2024
Jagdeep Ghuman, Portfolio Manager and Director of Research, Asia	Since 2024
Tryg Sarsland, Portfolio Manager and Director of Global Infrastructure Research	Since 2024
Noah Hauser, CFA, Portfolio Manager and Head of Infrastructure Investments	Since 2024
Scott Sedlak, Portfolio Manager and Head of U.S. Real Estate Investments	Since 2024
Crispin Royle-Davies, Portfolio Manager	Since 2024

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Purchase and sale of Fund shares
Fund shares are currently available primarily to investors participating in Brinker Capital Destinations, an investment advisory program, other asset-based fee programs sponsored by the Adviser, or through certain third-party advisory programs. Therefore, you may purchase Fund shares only from the Adviser or through one of the third-party advisory programs that uses the Funds as an investment solution. Notwithstanding the Funds having been designed for asset allocation-based advisory programs, the Funds are also available individually through the Orion platform or certain other investment platforms outside of an advisory program. Subject to the structure of their overall investment portfolio, investors who invest in a single Fund, or who invest in a group of Funds other than through an advisory program, may not obtain the same investment exposure or receive the expense economies that result from investing in the Funds through an investment advisory program. There are no initial or subsequent minimum purchase amounts for the Funds. Orders to sell or “redeem” shares must be placed directly with the Adviser. You may purchase or redeem shares of the Funds on any day the New York Stock Exchange (“NYSE”) is open.
Tax information
A Fund’s distributions are generally taxable to you as ordinary income, qualified dividend income or capital gains.
Payments to financial intermediaries
Neither the Adviser nor the Funds pays financial intermediaries for the sale of Fund shares. If your Fund shares are held through a broker-dealer or other financial intermediary (such as a bank), the Funds and their related companies may pay such intermediary for services that the intermediary provides to you as a shareholder of the Funds, such as setting up and maintaining your account, processing and settling transactions, providing account statements, maintaining records, and sending you prospectuses and other reports. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Funds over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
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Fund Details
Unless otherwise explicitly stated herein, the investment policies, strategies and restrictions of the Funds are not fundamental and may be changed by the Board of Trustees of the Trust (the “Board”), without shareholder approval. Further, the investment objectives of the Funds are not fundamental and may be changed by the Board without shareholder approval.
Destinations Large Cap Equity Fund
Investment objective
Long term capital appreciation.
Principal investment strategies
The Fund will invest, under normal market conditions, at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in the equity securities of large capitalization companies. The Fund defines large cap companies as companies whose market capitalizations typically fall within the range of the Russell 1000® Index, which ranged from approximately $4.6 billion to $3.2 trillion as of the last reconstitution of the index on June 30, 2025. The market capitalization of the companies in large cap market indices and the Fund’s portfolio changes over time. The Fund’s 80% policy is not fundamental and can be changed upon 60 days’ prior notice to shareholders.
The Fund employs a “multi-manager” strategy whereby Orion Portfolio Solutions, LLC d.b.a. Brinker Capital Investments (the “Adviser”) allocates the Fund’s assets among professional money managers (each, a “Sub-adviser,” and collectively, the “Sub-advisers”), each of which is responsible for investing its allocated portion of the Fund’s assets. The Adviser may also invest a portion of the Fund’s assets in unaffiliated funds that are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), and that have investment objectives and principal investment strategies consistent with those of the Fund, including open-end funds, closed-end funds and exchange traded funds (ETFs), which may be passively managed (i.e., index-tracking) or actively managed. ETFs may also be used to transition the Fund’s portfolio or to equitize cash while awaiting an opportunity to purchase securities directly. When determining how to allocate the Fund’s assets between unaffiliated funds and Sub-advisers, and among Sub-advisers, the Adviser considers a variety of factors.
The Fund invests primarily in common and preferred stock, rights or warrants to purchase common or preferred stock, securities convertible into common or preferred stock such as convertible preferred stock, interests in Real Estate Investment Trusts (REITs), bonds or debentures, and other securities with equity characteristics. An active management Sub-adviser will select securities based on its assessment of one or more of a variety of factors, including:
•	potential for long-term growth or long-term capital appreciation;
•	market capitalization, price-to-earnings ratio, rate of earnings growth, and dividend yield;
•	valuation in relation to intrinsic value, as indicated earnings and cash flow potential, the asset value of the company, or other indicators;
•	investment in lobbying activity and analysis of government policy initiatives;
•	strong cash flow and potential for strong future cash flow and future dividend yields;
•	the ability to sustain earnings momentum during economic downturns;
•	occupation of a lucrative niche in the economy and the ability to expand even during times of slow economic growth;
•
whether the company has a sustainable competitive advantage or a high barrier to entry in place through a cost advantage, economies of scale, customer loyalty, or a government barrier (e.g., license or subsidy); or

•	a company’s plans for future operations.
The Fund may also invest in futures contracts for speculative or hedging purposes.
In pursuing the Fund’s investment objective, a Sub-adviser has the discretion to deviate from the Fund’s normal investment criteria when it believes that a security could increase in value for a variety of reasons, including an extraordinary corporate event, a new product introduction or innovation, a favorable competitive development, or a change in management.
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Although most assets will typically be invested in U.S. common stocks, the Fund may invest directly in foreign stocks or indirectly through depositary receipts in keeping with the Fund’s objectives. The Fund may invest in companies with limited operating histories and in companies conducting an initial public offering (IPO).
The Fund may also lend portfolio securities in an attempt to earn additional income. Any income realized through securities lending may help Fund performance.
The Fund may also allocate assets to unaffiliated funds that are registered under the 1940 Act, including open-end funds, closed-end funds, and ETFs. The Fund may specifically use ETFs to passively invest the assets of the Fund, to transition the Fund’s portfolio or when awaiting an opportunity to purchase securities directly.
A Sub-adviser may sell a security for a variety of reasons, such as where the Sub-adviser believes:
•	the security will no longer contribute to meeting the investment objective of the Fund;
•	selling the security will help the Fund to secure gains, limit losses, or redeploy assets into more promising opportunities;
•	the security has met the Sub-adviser’s valuation expectations;
•	the company has failed to meet expectations;
•	there has been a deterioration in the underlying fundamentals of a company;
•	structural, business or regulatory changes will affect the company, including changes in government policy initiatives;
•	the intermediate- and long-term prospects for a company are poor;
•	another security may offer a better investment opportunity;
•	an individual security has reached its sell target; or
•	other portfolio or risk management considerations support selling the security.
The Fund may also sell securities when the Adviser reallocates assets among Sub-advisers or between passive and active management strategies.
Principal risks
Investing in any mutual fund involves the risk that you may lose part or all of the money you invest. Over time, the value of your investment in the Fund will increase and decrease according to changes in the value of the securities in the Fund’s portfolio.
The Fund’s principal risks include:
Market Risk. Market values of securities or other investments that the Fund holds will fall, sometimes rapidly or unpredictably, or fail to rise. Returns from the securities in which the Fund invests may underperform returns from the general securities markets or other types of securities. An investment in the Fund could lose money over short or long periods. Markets may decline significantly in response to adverse issuer, political, regulatory, market, economic or other developments that may cause broad changes in market value, public perceptions concerning these developments, and adverse investor sentiment or publicity. Similarly, environmental and public health risks, such as natural disasters, epidemics, pandemics or widespread fear that such events may occur, may impact markets adversely and cause market volatility in both the short- and long-term.
Equity Securities Risk. The Fund is subject to the risk that stock prices will fall over short or extended periods of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by these companies may decline in response to such developments, which could result in a decline in the value of the Fund’s shares.
Stocks generally fluctuate in value more than bonds and may decline significantly over short time periods. There is a chance that stock prices overall will decline because stock markets tend to move in cycles, with periods of rising and falling prices. The value of a stock in which the Fund invests may decline due to general weakness in the stock market, economic or political conditions, or because of factors that affect a particular company or industry.
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A particular company in which the Fund invests or to which it has exposure may perform poorly, and the value of its securities may therefore decline, which would negatively affect the Fund’s performance. Poor performance may be caused by poor management decisions, competitive pressures, breakthroughs in technology, reliance on suppliers, labor problems or shortages, corporate restructurings, fraudulent disclosures, natural disasters or other events, conditions or factors.
With respect to investments in preferred stocks, in the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds take precedence over the claims of those who own preferred and common stock. If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline.
Risks of investing in equity securities can also vary depending on the size (or “market capitalization”) of the company.
Large capitalization risk. Although stocks issued by larger companies tend to have less overall volatility than stocks issued by smaller companies, larger companies may not be able to attain the high growth rates of successful smaller companies, especially during strong economic periods. In addition, larger companies may be less capable of responding quickly to competitive challenges and industry changes, such as changes in technology and consumer tastes, and may suffer sharper price declines as a result of earnings disappointments.
Mid-capitalization risk. Stocks of mid-sized companies may be subject to more abrupt or erratic market movements than stocks of larger, more established companies. Mid-sized companies may have limited product lines or financial resources and may be dependent upon a particular niche of the market.
Small capitalization risk. Stocks of smaller companies may be subject to more abrupt or erratic market movements than stocks of larger, more established companies. Small companies may have limited product lines or financial resources and may be dependent upon a small or inexperienced management group.
Current Market Conditions Risk. A particular investment, or shares of the Fund in general, may fall in value due to current market conditions. Unexpected changes in interest rates could lead to significant market volatility or reduce liquidity in certain sectors of the market. The ongoing adversarial political climate in the United States, as well as political and diplomatic events both domestic and abroad may adversely impact the U.S. regulatory landscape, markets and investor behavior, which could negatively impact the Fund’s investments and operations. Other unexpected political, regulatory and diplomatic events within the U.S. and abroad may affect investor and consumer confidence and may adversely impact financial markets and the broader economy. For example, ongoing armed conflicts between Russia and Ukraine in Europe and among Israel, Hamas and other militant groups in the Middle East, have caused and could continue to cause significant market disruptions and volatility within the markets in Russia, Europe, the Middle East and the United States. The economies of the United States and its trading partners, as well as the financial markets generally, may be adversely impacted by trade disputes and other matters. If geopolitical conflicts develop or worsen, economies, markets and individual securities may be adversely affected, and the value of the Fund’s assets may decline. Additional examples of events that have led to fluctuations in markets include pandemic risks related to COVID-19 and aggressive measures taken worldwide in response by governments and businesses, elevated inflation levels and problems in the banking sector. Additionally, the rapid development and increasingly widespread use of certain artificial intelligence (AI) technologies may adversely impact markets, disrupt existing industries and sectors, and dislocate opportunities in the labor force, which could negatively affect the overall performance of the Fund’s investments, or alter the services provided to the Fund by its service providers.
Investment Style Risk. Different investment styles tend to shift in and out of favor depending on market conditions and investor sentiment. A Sub-adviser’s approach to investing could cause it to underperform other managers that employ a different investment style. For example, growth stocks tend to be more volatile than certain other types of stocks, and their prices may fluctuate more dramatically than the overall stock market. A stock with growth characteristics can have sharp price declines due to decreases in current or expected earnings and may lack dividends that can help cushion its share price in a declining market.
Active Management Risk. Due to the active management investment strategies used by the Fund’s Sub-advisers, the Fund could underperform its benchmark index and/or other funds with similar investment objectives and/or strategies. The Sub-advisers’ judgments about the attractiveness, value, or potential appreciation of the Fund’s investments may prove to be incorrect.
Foreign Securities and Emerging Markets Risk. Foreign securities subject the Fund to the risks associated with investing in the particular country of an issuer, including the political, regulatory, economic, social, diplomatic and other conditions or events, including, for example, military confrontations, war and terrorism; occurring in the country or region, as well as
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risks associated with less developed custody and settlement practices. Foreign securities may be more volatile and less liquid than securities of U.S. companies and are subject to the risks associated with potential imposition of economic and other sanctions against a particular foreign country, its nationals or industries or businesses within the country. In addition, foreign governments may impose withholding or other taxes on the Fund’s income, capital gains or proceeds from the disposition of foreign securities, which could reduce the Fund’s return on such securities. The performance of the Fund may also be negatively impacted by fluctuations in a foreign currency’s strength or weakness relative to the U.S. dollar, particularly to the extent the Fund invests a significant percentage of its assets in foreign securities or other assets denominated in currencies other than the U.S. dollar.
Depositary receipts risk. Depositary receipts are receipts issued by a bank or trust company reflecting ownership of underlying securities issued by foreign companies. Some foreign securities are traded in the form of American Depositary Receipts (ADRs), Global Depositary Receipts (GDRs) or European Depositary Receipts (EDRs). Depositary receipts involve risks similar to the risks associated with investments in foreign securities, including those associated with investing in the particular country of an issuer, which may be related to the particular political, regulatory, economic, social and other conditions or events, including, for example, military confrontations, war and terrorism, occurring in the country and fluctuations in its currency, as well as market risk tied to the underlying foreign company. In addition, ADR holders may have limited voting rights, may not have the same rights afforded typical company stockholders in the event of a corporate action such as an acquisition, merger or rights offering and may experience difficulty in receiving company stockholder communications.
Emerging markets risk. Emerging markets may be more likely to experience political turmoil or rapid changes in market or economic conditions than more developed countries. In addition, the financial stability of issuers (including governments) in emerging market countries may be more precarious than that of issuers in other countries.
Liquidity Risk. Liquidity risk exists when particular investments are difficult to purchase or sell. The market for certain investments may become illiquid due to specific adverse changes in the condition of a particular issuer or under adverse market or economic conditions independent of the issuer. The Fund’s investments in illiquid securities may reduce the returns of the Fund because it may be unable to sell the illiquid securities at an advantageous time or price. Further, transactions in illiquid securities may entail transaction costs that are higher than those for transactions in liquid securities.
Securities Lending Risk. The Fund may lend portfolio securities to broker-dealers or other financial intermediaries on a fully collateralized basis in order to earn additional income. The Fund may lose money from securities lending if, for example, it is delayed in or prevented from selling the collateral after the loan is made or recovering the securities loaned or if it incurs losses on the reinvestment of cash collateral.
Management Risk. Securities held by the Fund may underperform those held by other funds investing in the same asset class or benchmarks that are representative of the asset class because of the Sub-advisers’ choice of securities.
Multi-Manager Risk. The Adviser may be unable to identify and retain Sub-advisers who achieve superior investment returns relative to other similar Sub-advisers. In addition, the investment styles of the Sub-advisers may not complement each other as expected by the Adviser. The Fund may experience a higher portfolio turnover rate, which can increase the Fund’s transaction costs and more taxable short-term gains for shareholders.
Sector Risk. Companies with similar characteristics may be grouped together in broad categories called sectors. Sector risk is the possibility that a certain sector may underperform other sectors or the market as a whole. To the extent the Fund invests more heavily in particular sectors of the economy, its performance will be more susceptible to any economic, business or other developments which generally affect that sector.
Real Estate Investment Trusts (REITs) Risk. REITs are trusts that invest primarily in commercial real estate or real estate-related loans. The Fund’s investments in REITs will be subject to the risks associated with the direct ownership of real estate. Risks commonly associated with the direct ownership of real estate include fluctuations in the value of underlying properties, defaults by borrowers or tenants, changes in interest rates and risks related to general or local economic conditions. Some REITs may have limited diversification and may be subject to risks inherent in financing a limited number of properties.
Investment Company and Exchange-Traded Funds (ETFs) Risk. When the Fund invests in an investment company, including closed-end funds and ETFs, in addition to directly bearing the expenses associated with its own operations, it will bear a pro rata portion of the investment company’s expenses. Further, while the risks of owning shares of an investment
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company generally reflect the risks of owning the underlying investments of the investment company, the Fund may be subject to additional or different risks than if the Fund had invested directly in the underlying investments. For example, the lack of liquidity in an ETF could result in its value being more volatile than that of the underlying portfolio securities. Closed-end investment companies issue a fixed number of shares that trade on a stock exchange or over-the-counter at a premium or a discount to their net asset value. As a result, a closed-end fund’s share price fluctuates based on what another investor is willing to pay rather than on the market value of the securities in the fund. The shares of many closed-end funds, after their initial public offering, frequently trade at a price per share that is less than the net asset value per share, the difference representing the “market discount” of such shares. This market discount may be due in part to the investment objective of long-term appreciation, which is sought by many closed-end funds, as well as to the fact that the shares of closed-end funds are not redeemable by the holder upon demand to the issuer at the next determined net asset value, but rather, are subject to supply and demand in the secondary market. A relative lack of secondary market purchasers of closed-end fund shares also may contribute to such shares trading at a discount to their net asset value. The Fund may invest in shares of closed-end funds that are trading at a discount to net asset value or at a premium to net asset value. There can be no assurance that the market discount on shares of any closed-end fund purchased by the Fund will ever decrease. In fact, it is possible that this market discount may increase and the Fund may suffer realized or unrealized capital losses due to further decline in the market price of the securities of such closed-end funds, thereby adversely affecting the net asset value of the Fund’s shares. Similarly, there can be no assurance that any shares of a closed-end fund purchased by the Fund at a premium will continue to trade at a premium or that the premium will not decrease subsequent to a purchase of such shares by the Fund. Closed-end funds may issue senior securities (including preferred stock and debt obligations) for the purpose of leveraging the closed-end fund’s common shares in an attempt to enhance the current return to such closed-end fund’s common shareholders. The Fund’s investment in the common shares of closed-end funds that are financially leveraged may create an opportunity for greater total return on its investment, but at the same time may be expected to exhibit more volatility in market price and net asset value than an investment in shares of investment companies without a leveraged capital structure.
Private Placement Risk. A private placement involves the sale of securities that have not been registered under U.S. or foreign securities laws to certain institutional and qualified individual purchasers. In addition to the general risks to which all securities are subject, securities received in a private placement generally are subject to strict restrictions on resale, and there may be no liquid secondary market or ready purchaser for such securities. Securities sold through private placements are not publicly traded and, therefore, are less liquid. Companies seeking private placement investments tend to be in earlier stages of development and have not yet been fully tested in the public marketplace. Additionally, many private placement securities are issued by companies that are not required to file periodic financial reports, leading to challenges in evaluating the company’s overall business prospects and gauging how the investment is likely to perform over time. The more limited financial information and lack of publicly available prices require a Fund to determine a fair value for such investments. The assignments of fair value prices to private placements consider a wide variety of factors and are reviewed on a regular basis and updated as additional information becomes available. However, the valuation involves a significant amount of judgment by a Fund’s independent pricing service and the fair value prices determined for the Fund could differ from those of other market participants.
Currency Risk. Exchange rates for currencies fluctuate daily. The combination of currency risk and market risks tends to make securities traded in foreign markets more volatile than securities traded exclusively in the United States. Investing in currencies or securities denominated in a foreign currency entails risk of being exposed to a currency that may not fully reflect the strengths and weaknesses of the economy of the country or region utilizing the currency. In addition, it is possible that a currency (such as, for example, the euro) could be abandoned in the future by countries that have already adopted its use, and the effects of such an abandonment on the applicable country and the rest of the countries utilizing the currency are uncertain but could negatively affect the Fund’s investments denominated in the currency. If a currency used by a country or countries is replaced by another currency, the Fund’s Adviser would evaluate whether to continue to hold any investments denominated in such currency, or whether to purchase investments denominated in the currency that replaces such currency, at the time. Such investments may continue to be held, or purchased, to the extent consistent with the Fund’s investment objective(s) and permitted under applicable law.
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Many countries rely heavily upon export-dependent businesses and any strength in the exchange rate between a currency and the U.S. dollar or other currencies can have either a positive or a negative effect upon corporate profits and the performance of investments in the country or region utilizing the currency. Adverse economic events within such country or region may increase the volatility of exchange rates against other currencies, subjecting the Fund’s investments denominated in such country’s or region’s currency to additional risks.
Derivatives Risk. Derivatives, such as futures, may involve significant risks. Derivatives are financial instruments with a value in relation to, or derived from, the value of an underlying asset(s) (such as a security, commodity or currency) or other reference, such as an index, rate or other economic indicator (each an underlying reference).
Derivatives could result in Fund losses if the underlying references do not perform as anticipated. Use of derivatives is a highly specialized activity that can involve investment techniques, risks, and tax planning different from those associated with more traditional investment instruments. The Fund’s derivatives strategy may not be successful and use of certain derivatives could result in substantial, potentially unlimited, losses to the Fund regardless of the Fund’s actual investment. A relatively small movement in the price, rate or other economic indicator associated with the underlying reference may result in substantial loss for the Fund. Derivatives may be more volatile than other types of investments. Derivatives can increase the Fund’s risk exposure to underlying references and their attendant risks, including the risk of adverse movement in the value, price or rate of the underlying reference (market risk), the risk of adverse movement in the value of underlying currencies (foreign currency risk) and the risk of adverse movement in underlying interest rates (interest rate risk).
Derivatives may expose the Fund to additional risks, including the risk of loss due to a derivative position that is imperfectly correlated with the underlying reference it is intended to hedge or replicate (correlation risk), the risk that a hedging strategy may fail to mitigate losses, and may offset gains (hedging risk), the risk that losses may be greater than the amount invested (leverage risk), the risk that the Fund may be unable to sell an investment at an advantageous time or price (liquidity risk), and the risk that the price or value of the investment fluctuates significantly over short periods of time (volatility risk). The value of derivatives may be influenced by a variety of factors, including national and international political and economic developments. Potential changes to the regulation of the derivatives markets may make derivatives more costly, may limit the market for derivatives, or may otherwise adversely affect the value or performance of derivatives.
Futures. Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a reference instrument at a specified price, date and time. Entering into a contract to buy an underlying reference instrument is commonly referred to as buying a contract or holding a long position in the asset. Entering into a contract to sell an underlying reference instrument is commonly referred to as selling a contract or holding a short position in the underlying reference instrument. Futures contracts are considered to be commodity contracts.
Regulation relating to a Fund’s use of derivatives and related instruments, including Rule 18f-4 under the 1940 Act, could potentially limit or impact the Fund’s ability to invest in derivatives, limit the Fund’s ability to employ certain strategies that use derivatives and/or adversely affect the value of derivatives and the Fund’s performance.
Preferred Securities Risk. The risk that: (i) certain preferred stocks contain provisions that allow an issuer under certain conditions to skip or defer distributions; (ii) preferred stocks may be subject to redemption, including at the issuer’s call, and, in the event of redemption, the Fund may not be able to reinvest the proceeds at comparable or favorable rates of return; (iii) preferred stocks are generally subordinated to bonds and other debt securities in an issuer’s capital structure in terms of priority for corporate income and liquidation payments; and (iv) preferred stocks may trade less frequently and in a more limited volume and may be subject to more abrupt or erratic price movements than many other securities.
Convertible Securities Risk. Convertible securities generally tend to be of lower credit quality, and the value of a convertible security may change with the value of the underlying common stock or changes in interest rates. A convertible security may also be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument. If a convertible security held by the Fund is called for redemption, the Fund will be required to permit the issuer to redeem the security, convert it into the underlying common stock or sell it to a third party, which could result in a loss to the Fund. Additionally, the Fund could lose money if the issuer of a convertible security is unable to meet its financial obligations or declares bankruptcy.
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Warrants Risk. Warrants are instruments that entitle the holder to buy an equity security at a specific price for a specific period of time. Warrants may be more speculative than other types of investments. The price of a warrant may be more volatile than the price of its underlying security, and a warrant may offer greater potential for capital appreciation as well as capital loss. A warrant ceases to have value if it is not exercised prior to its expiration date.
Your investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency entity or person.
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Destinations Small-Mid Cap Equity Fund
Investment objective
Long term capital appreciation.
Principal investment strategies
The Fund will invest, under normal market conditions, at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in the equity securities of small- and mid-capitalization companies. The Fund defines small-mid cap companies as companies whose market capitalizations typically fall within the range of either the Russell Midcap® Index or the Russell 2000® Index, which together ranged from approximately $119.4 million to $279.5 billion as of the last reconstitution of the indexes on June 30, 2025. The market capitalization of the companies in small-mid cap market indices and the Fund’s portfolio changes over time. The Fund’s 80% policy is not fundamental and can be changed upon 60 days’ prior notice to shareholders.
The Fund employs a “multi-manager” strategy whereby Orion Portfolio Solutions, LLC d.b.a. Brinker Capital Investments (the “Adviser”) allocates the Fund’s assets among professional money managers (each, a “Sub-adviser,” and collectively, the “Sub-advisers”), each of which is responsible for investing its allocated portion of the Fund’s assets. The Adviser may also invest a portion of the Fund’s assets in unaffiliated funds that are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), and that have investment objectives and principal investment strategies consistent with those of the Fund, including open-end funds, closed-end funds and exchange traded funds (ETFs), which may be passively managed (i.e., index-tracking) or actively managed. ETFs may also be used to transition the Fund’s portfolio or to equitize cash while awaiting an opportunity to purchase securities directly. When determining how to allocate the Fund’s assets between unaffiliated funds and Sub-advisers, and among Sub-advisers, the Adviser considers a variety of factors.
The Fund invests primarily in common and preferred stock, rights or warrants to purchase common or preferred stock, securities convertible into common or preferred stock such as convertible preferred stock, bonds or debentures, and other securities with equity characteristics. An active management Sub-adviser will select securities based on its assessment of one or more of a variety of factors about the company or the market, which may include:
•	potential for long-term growth or long-term capital appreciation;
•	potential catalysts that may cause an upward re-rating of the stock’s valuation;
•	the company’s price-to-earnings, price-to-book, price-to-cash flow and other financial positions;
•	the company’s historical valuation levels;
•	the company’s relative valuation;
•	the company’s competitive position;
•	the dynamics of the industry in which the company operates;
•	a company’s plans for future operations; or
•	macroeconomic and behavioral factors affecting the company and its stock price.
In selecting investments for purchase and sale, the Sub-advisers may choose companies that it believes are undervalued in the market relative to the industry sector and the company’s own valuation history.
The Fund will invest a portion of its assets in securities of micro-cap companies (i.e., companies with market capitalizations of typically less than $1.1 billion). The Fund invests in securities of companies operating in a broad range of industries. Most of these companies are based in the United States, but in some instances, may be headquartered in or doing a substantial portion of their business overseas. Although most assets will typically be invested in U.S. common stocks, the Fund may invest directly in foreign stocks or indirectly through depositary receipts in keeping with the Fund’s objectives. The Fund may invest in companies with limited operating histories and in companies conducting an initial public offering (IPO).
The Fund may also lend portfolio securities in an attempt to earn additional income. Any income realized through securities lending may help Fund performance.
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The Fund may also allocate assets to unaffiliated funds that are registered under the 1940 Act, including open-end funds, closed-end funds, and exchange traded funds. The Fund may specifically use ETFs to gain passive investment exposure, transitioning the Fund’s portfolio or awaiting an opportunity to purchase securities directly.
A Sub-adviser may sell a security for a variety of reasons, such as where the Sub-adviser believes:
•	the security will no longer contribute to meeting the investment objective of the Fund;
•	selling the security will help the Fund to secure gains, limit losses, or redeploy assets into more promising opportunities;
•	the security’s valuation is no longer attractive;
•	the company has failed to meet expectations;
•	there has been a deterioration in the underlying fundamentals of a company;
•	the risk/reward assessment of the holding has changed;
•	a determination that the holding is efficiently priced;
•	another security may offer a better investment opportunity; or
•	other portfolio or risk management considerations support selling the security.
The Fund may also sell securities when the Adviser reallocates assets among Sub-advisers or between passive and active management strategies.
Due to its investment strategy, the Fund may buy and sell securities and other instruments frequently.
Principal risks
Investing in any mutual fund involves the risk that you may lose part or all of the money you invest. Over time, the value of your investment in the Fund will increase and decrease according to changes in the value of the securities in the Fund’s portfolio.
The Fund’s principal risks include:
Market Risk. Market values of securities or other investments that the Fund holds will fall, sometimes rapidly or unpredictably, or fail to rise. Returns from the securities in which the Fund invests may underperform returns from the general securities markets or other types of securities. An investment in the Fund could lose money over short or long periods. Markets may decline significantly in response to adverse issuer, political, regulatory, market, economic or other developments that may cause broad changes in market value, public perceptions concerning these developments, and adverse investor sentiment or publicity. Similarly, environmental and public health risks, such as natural disasters, epidemics, pandemics or widespread fear that such events may occur, may impact markets adversely and cause market volatility in both the short- and long-term.
Equity Securities Risk. The Fund is subject to the risk that stock prices will fall over short or extended periods of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by these companies may decline in response to such developments, which could result in a decline in the value of the Fund’s shares.
Stocks generally fluctuate in value more than bonds and may decline significantly over short time periods. There is a chance that stock prices overall will decline because stock markets tend to move in cycles, with periods of rising and falling prices. The value of a stock in which the Fund invests may decline due to general weakness in the stock market, economic or political conditions, or because of factors that affect a particular company or industry.
A particular company in which the Fund invests or to which it has exposure may perform poorly, and the value of its securities may therefore decline, which would negatively affect the Fund’s performance. Poor performance may be caused by poor management decisions, competitive pressures, breakthroughs in technology, reliance on suppliers, labor problems or shortages, corporate restructurings, fraudulent disclosures, natural disasters or other events, conditions or factors.
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With respect to investments in preferred stocks, in the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds take precedence over the claims of those who own preferred and common stock. If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline.
Risks of investing in equity securities can also vary depending on the size (or “market capitalization”) of the company.
Large capitalization risk. Although stocks issued by larger companies tend to have less overall volatility than stocks issued by smaller companies, larger companies may not be able to attain the high growth rates of successful smaller companies, especially during strong economic periods. In addition, larger companies may be less capable of responding quickly to competitive challenges and industry changes, such as changes in technology and consumer tastes, and may suffer sharper price declines as a result of earnings disappointments.
Mid-capitalization risk. Stocks of mid-sized companies may be subject to more abrupt or erratic market movements than stocks of larger, more established companies. Mid-sized companies may have limited product lines or financial resources and may be dependent upon a particular niche of the market.
Small capitalization risk. Stocks of smaller companies may be subject to more abrupt or erratic market movements than stocks of larger, more established companies. Small companies may have limited product lines or financial resources and may be dependent upon a small or inexperienced management group.
Micro capitalization risk. The securities of micro-cap companies may be more volatile in price, have wider spreads between their bid and ask prices, and have significantly lower trading volumes than the securities of larger capitalization companies. As a result, the purchase or sale of more than a limited number of shares of the securities of a smaller company may affect its market price. The Fund may need a considerable amount of time to purchase or sell its positions in these securities. Some U.S. micro-cap companies are followed by few, if any, securities analysts, and there tends to be less publicly available information about such companies. Their securities generally have even more limited trading volumes and are subject to even more abrupt or erratic market price movements than are small-cap and mid-cap securities, and the Fund may be able to deal with only a few market-makers when purchasing and selling micro-cap securities. Such companies also may have limited markets, financial resources or product lines, may lack management depth, and may be more vulnerable to adverse business or market developments. These conditions, which create greater opportunities to find securities trading well below the investment adviser’s estimate of the company’s current worth, also involve increased risk.
Current Market Conditions Risk. A particular investment, or shares of the Fund in general, may fall in value due to current market conditions. Unexpected changes in interest rates could lead to significant market volatility or reduce liquidity in certain sectors of the market. The ongoing adversarial political climate in the United States, as well as political and diplomatic events both domestic and abroad may adversely impact the U.S. regulatory landscape, markets and investor behavior, which could negatively impact the Fund’s investments and operations. Other unexpected political, regulatory and diplomatic events within the U.S. and abroad may affect investor and consumer confidence and may adversely impact financial markets and the broader economy. For example, ongoing armed conflicts between Russia and Ukraine in Europe and among Israel, Hamas and other militant groups in the Middle East, have caused and could continue to cause significant market disruptions and volatility within the markets in Russia, Europe, the Middle East and the United States. The economies of the United States and its trading partners, as well as the financial markets generally, may be adversely impacted by trade disputes and other matters. If geopolitical conflicts develop or worsen, economies, markets and individual securities may be adversely affected, and the value of the Fund’s assets may decline. Additional examples of events that have led to fluctuations in markets include pandemic risks related to COVID-19 and aggressive measures taken worldwide in response by governments and businesses, elevated inflation levels and problems in the banking sector. Additionally, the rapid development and increasingly widespread use of certain artificial intelligence (AI) technologies may adversely impact markets, disrupt existing industries and sectors, and dislocate opportunities in the labor force, which could negatively affect the overall performance of the Fund’s investments, or alter the services provided to a Fund by its service providers.
Investment Style Risk. Different investment styles tend to shift in and out of favor depending on market conditions and investor sentiment. A Sub-adviser’s approach to investing could cause it to underperform other managers that employ a different investment style. For example, growth stocks tend to be more volatile than certain other types of stocks, and their prices may fluctuate more dramatically than the overall stock market. A stock with growth characteristics can have sharp price declines due to decreases in current or expected earnings and may lack dividends that can help cushion its share price in a declining market.
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Active Management Risk. Due to the active management investment strategies used by the Fund’s Sub-advisers, the Fund could underperform its benchmark index and/or other funds with similar investment objectives and/or strategies. The Sub-advisers’ judgments about the attractiveness, value, or potential appreciation of the Fund’s investments may prove to be incorrect.
Liquidity Risk. Liquidity risk exists when particular investments are difficult to purchase or sell. The market for certain investments may become illiquid due to specific adverse changes in the condition of a particular issuer or under adverse market or economic conditions independent of the issuer. The Fund’s investments in illiquid securities may reduce the returns of the Fund because it may be unable to sell the illiquid securities at an advantageous time or price. Further, transactions in illiquid securities may entail transaction costs that are higher than those for transactions in liquid securities.
Securities Lending Risk. The Fund may lend portfolio securities to broker-dealers or other financial intermediaries on a fully collateralized basis in order to earn additional income. The Fund may lose money from securities lending if, for example, it is delayed in or prevented from selling the collateral after the loan is made or recovering the securities loaned or if it incurs losses on the reinvestment of cash collateral.
Management Risk. Securities held by the Fund may underperform those held by other funds investing in the same asset class or benchmarks that are representative of the asset class because of the Sub-advisers’ choice of securities.
Multi-Manager Risk. The Adviser may be unable to identify and retain Sub-advisers who achieve superior investment returns relative to other similar Sub-advisers. In addition, the investment styles of the Sub-advisers may not complement each other as expected by the Adviser. The Fund may experience a higher portfolio turnover rate, which can increase the Fund’s transaction costs and more taxable short-term gains for shareholders.
Portfolio Turnover Risk. Frequent buying and selling of investments may involve higher trading costs and other expenses and may affect the Fund’s performance over time. High rates of portfolio turnover may result in the realization of short-term capital gains and losses. The payment of taxes on these gains could adversely affect your after tax return on your investment in the Fund. Any distributions resulting from such gains or losses may be considered ordinary income for federal income tax purposes.
Sector Risk. Companies with similar characteristics may be grouped together in broad categories called sectors. Sector risk is the possibility that a certain sector may underperform other sectors or the market as a whole. To the extent the Fund invests more heavily in particular sectors of the economy, its performance will be more susceptible to any economic, business or other developments which generally affect that sector.
Value Stocks Risk. The risk that the Fund will underperform when value investing is out of favor or that the Fund’s investments will not appreciate in value as anticipated.
Growth Stock Risk. Growth stocks are typically priced higher than other stocks, in relation to earnings and other measures, because investors believe they have more growth potential. This potential may or may not be realized and, if it is not realized, may result in a loss to the Fund. Growth stock prices also tend to be more volatile than the overall market.
Foreign Securities and Emerging Markets Risk. Foreign securities subject the Fund to the risks associated with investing in the particular country of an issuer, including the political, regulatory, economic, social, diplomatic and other conditions or events, including, for example, military confrontations, war and terrorism; occurring in the country or region, as well as risks associated with less developed custody and settlement practices. Foreign securities may be more volatile and less liquid than securities of U.S. companies and are subject to the risks associated with potential imposition of economic and other sanctions against a particular foreign country, its nationals or industries or businesses within the country. In addition, foreign governments may impose withholding or other taxes on the Fund’s income, capital gains or proceeds from the disposition of foreign securities, which could reduce the Fund’s return on such securities. The performance of the Fund may also be negatively impacted by fluctuations in a foreign currency’s strength or weakness relative to the U.S. dollar, particularly to the extent the Fund invests a significant percentage of its assets in foreign securities or other assets denominated in currencies other than the U.S. dollar.
Depositary receipts risk. Depositary receipts are receipts issued by a bank or trust company reflecting ownership of underlying securities issued by foreign companies. Some foreign securities are traded in the form of American Depositary Receipts (ADRs), Global Depositary Receipts (GDRs) or European Depositary Receipts (EDRs). Depositary receipts involve risks similar to the risks associated with investments in foreign securities, including those associated with investing in the particular country of an issuer, which may be related to the particular political,
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regulatory, economic, social and other conditions or events, including, for example, military confrontations, war and terrorism, occurring in the country and fluctuations in its currency, as well as market risk tied to the underlying foreign company. In addition, ADR holders may have limited voting rights, may not have the same rights afforded typical company stockholders in the event of a corporate action such as an acquisition, merger or rights offering and may experience difficulty in receiving company stockholder communications.
Emerging markets risk. Emerging markets may be more likely to experience political turmoil or rapid changes in market or economic conditions than more developed countries. In addition, the financial stability of issuers (including governments) in emerging market countries may be more precarious than that of issuers in other countries.
Investment Company and Exchange-Traded Funds (ETFs) Risk. When the Fund invests in an investment company, including closed-end funds and ETFs, in addition to directly bearing the expenses associated with its own operations, it will bear a pro rata portion of the investment company’s expenses. Further, while the risks of owning shares of an investment company generally reflect the risks of owning the underlying investments of the investment company, the Fund may be subject to additional or different risks than if the Fund had invested directly in the underlying investments. For example, the lack of liquidity in an ETF could result in its value being more volatile than that of the underlying portfolio securities. Closed-end investment companies issue a fixed number of shares that trade on a stock exchange or over-the-counter at a premium or a discount to their net asset value. As a result, a closed-end fund’s share price fluctuates based on what another investor is willing to pay rather than on the market value of the securities in the fund. The shares of many closed-end funds, after their initial public offering, frequently trade at a price per share that is less than the net asset value per share, the difference representing the “market discount” of such shares. This market discount may be due in part to the investment objective of long-term appreciation, which is sought by many closed-end funds, as well as to the fact that the shares of closed-end funds are not redeemable by the holder upon demand to the issuer at the next determined net asset value, but rather, are subject to supply and demand in the secondary market. A relative lack of secondary market purchasers of closed-end fund shares also may contribute to such shares trading at a discount to their net asset value. The Fund may invest in shares of closed-end funds that are trading at a discount to net asset value or at a premium to net asset value. There can be no assurance that the market discount on shares of any closed-end fund purchased by the Fund will ever decrease. In fact, it is possible that this market discount may increase and the Fund may suffer realized or unrealized capital losses due to further decline in the market price of the securities of such closed-end funds, thereby adversely affecting the net asset value of the Fund’s shares. Similarly, there can be no assurance that any shares of a closed-end fund purchased by the Fund at a premium will continue to trade at a premium or that the premium will not decrease subsequent to a purchase of such shares by the Fund. Closed-end funds may issue senior securities (including preferred stock and debt obligations) for the purpose of leveraging the closed-end fund’s common shares in an attempt to enhance the current return to such closed-end fund’s common shareholders. The Fund’s investment in the common shares of closed-end funds that are financially leveraged may create an opportunity for greater total return on its investment, but at the same time may be expected to exhibit more volatility in market price and net asset value than an investment in shares of investment companies without a leveraged capital structure.
Currency Risk. Exchange rates for currencies fluctuate daily. The combination of currency risk and market risks tends to make securities traded in foreign markets more volatile than securities traded exclusively in the United States. Investing in currencies or securities denominated in a foreign currency entails risk of being exposed to a currency that may not fully reflect the strengths and weaknesses of the economy of the country or region utilizing the currency. In addition, it is possible that a currency (such as, for example, the euro) could be abandoned in the future by countries that have already adopted its use, and the effects of such an abandonment on the applicable country and the rest of the countries utilizing the currency are uncertain but could negatively affect the Fund’s investments denominated in the currency. If a currency used by a country or countries is replaced by another currency, the Fund’s Adviser would evaluate whether to continue to hold any investments denominated in such currency, or whether to purchase investments denominated in the currency that replaces such currency, at the time. Such investments may continue to be held, or purchased, to the extent consistent with the Fund’s investment objective(s) and permitted under applicable law.
Many countries rely heavily upon export-dependent businesses and any strength in the exchange rate between a currency and the U.S. dollar or other currencies can have either a positive or a negative effect upon corporate profits and the performance of investments in the country or region utilizing the currency. Adverse economic events within such country or region may increase the volatility of exchange rates against other currencies, subjecting the Fund’s investments denominated in such country’s or region’s currency to additional risks.
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Preferred Securities Risk. The risk that: (i) certain preferred stocks contain provisions that allow an issuer under certain conditions to skip or defer distributions; (ii) preferred stocks may be subject to redemption, including at the issuer’s call, and, in the event of redemption, the Fund may not be able to reinvest the proceeds at comparable or favorable rates of return; (iii) preferred stocks are generally subordinated to bonds and other debt securities in an issuer’s capital structure in terms of priority for corporate income and liquidation payments; and (iv) preferred stocks may trade less frequently and in a more limited volume and may be subject to more abrupt or erratic price movements than many other securities.
Convertible Securities Risk. Convertible securities generally tend to be of lower credit quality, and the value of a convertible security may change with the value of the underlying common stock or changes in interest rates. A convertible security may also be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument. If a convertible security held by the Fund is called for redemption, the Fund will be required to permit the issuer to redeem the security, convert it into the underlying common stock or sell it to a third party, which could result in a loss to the Fund. Additionally, the Fund could lose money if the issuer of a convertible security is unable to meet its financial obligations or declares bankruptcy.
Warrants Risk. Warrants are instruments that entitle the holder to buy an equity security at a specific price for a specific period of time. Warrants may be more speculative than other types of investments. The price of a warrant may be more volatile than the price of its underlying security, and a warrant may offer greater potential for capital appreciation as well as capital loss. A warrant ceases to have value if it is not exercised prior to its expiration date.
Your investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency entity or person.
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Destinations International Equity Fund
Investment objective
Long term capital appreciation.
Principal investment strategies
The Fund will invest, under normal market conditions, at least 80% of its net assets (plus the amount of any borrowing for investment purposes) in equity securities. The Fund’s 80% policy is not fundamental and can be changed upon 60 days’ prior notice to shareholders.
The Fund employs a “multi-manager” strategy whereby Orion Portfolio Solutions, LLC d.b.a. Brinker Capital Investments (the “Adviser”) allocates the Fund’s assets among professional money managers (each, a “Sub-adviser,” and collectively, the “Sub-advisers”), each of which is responsible for investing its allocated portion of the Fund’s assets. The Adviser may also invest a portion of the Fund’s assets in unaffiliated funds that are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), and that have investment objectives and principal investment strategies consistent with those of the Fund, including open-end funds, closed-end funds and exchange traded funds (ETFs), which may be passively managed (i.e., index-tracking) or actively managed. ETFs may also be used to transition the Fund’s portfolio or to equitize cash while awaiting an opportunity to purchase securities directly. When determining how to allocate the Fund’s assets between unaffiliated funds and Sub-advisers, and among Sub-advisers, the Adviser considers a variety of factors.
The Fund’s assets will primarily be invested in foreign equity securities, including emerging market and frontier market equity securities, of any capitalization. Equity securities include common stock, preferred stock and securities convertible into common stock or preferred stock, warrants and rights, depositary receipts, and other securities with equity characteristics (for example, participatory notes or derivatives linked to a basket of underlying equity securities, certain options on common stock, and exchange-traded funds).
The Fund’s Sub-advisers will employ a number of different investment approaches. The portfolios of some Sub-advisers may, at times, invest a significant percentage of assets in issuers in a particular geographic region or a single country or small number of countries. These Sub-advisers may also invest a significant percentage of assets of their portfolio, at times, in issuers in a single or small number of industries or sectors, including consumer discretionary, consumer staples, energy, financials, health care, industrials, information technology, materials, real estate, telecommunication services, and utilities.
Other Sub-advisers will manage a more broadly diversified portfolio that focuses more on stocks of larger companies or various capitalization levels. Other Sub-advisers may invest in foreign companies with market capitalizations of typically less than $1.1 billion, referred to as “micro-cap” companies.
It is expected that, under normal market conditions, at least 40% of the Fund’s assets will be invested in the securities of companies that are tied economically to at least three countries outside the U.S. The Fund typically will treat a company domiciled, incorporated, organized, headquartered or located and/or principally traded in the U.S. as tied economically to a country or countries outside the U.S., if the company (i) derives at least 50% of its revenues or profits from goods produced or sold, investment made, or services performed in the country or countries outside the U.S., or (ii) has at least 50% of its assets in that country or countries.
Emerging market countries are those countries that are: (i) characterized as developing or emerging by any of the World Bank, the United Nations, the International Finance Corporation, or the European Bank for Reconstruction and Development; (ii) included in an emerging markets index by a recognized index provider; or (iii) countries with similar developing or emerging characteristics, in each case determined by the applicable Sub-adviser at the time of purchase. Certain emerging market countries may also be classified as “frontier” market countries, which are a subset of emerging countries with even smaller national economies.
A Sub-adviser will select securities based on its assessment of one or more of a variety of factors, including:
•	potential for long-term growth or long-term capital appreciation;
•	whether it believes the security is undervalued compared to its intrinsic value, present or anticipated earnings, cash flow, or book value;
•	fundamental analysis of individual issuers;
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•	quantitative screening tools that systematically evaluate issuers;
•	the global economic backdrop and the Sub-adviser’s outlook with respect to certain industries, sectors, countries and regions;
•	the overall prospects for the applicable market or industry;
•	whether the company is capable of achieving and sustaining above-average, long-term earnings growth;
•	whether the company demonstrates leading or improving market position;
•	whether the company occupies an attractive business niche;
•	if the company has an attractive or improving franchise or industry position;
•	if the company has a seasoned management team or strong leadership;
•	whether the company has stable or improving earnings and/or cash flow, or a sound or improving balance sheet;
•	evaluations based on in-person meetings with senior management;
•	whether the company has sustainable competitive advantages or the ability to weather economic downturns; or
•	other portfolio or risk management considerations support selling the security.
The Fund’s investments in foreign countries generally are traded in currencies other than U.S. dollars. As a result, certain Sub-advisers will buy and sell foreign currencies to facilitate transactions in portfolio securities. Certain Sub-advisers will invest in derivatives, including futures, forwards, options and swaps, primarily to increase or decrease currency exposure and for other investment purposes. However, not all Sub-advisers will hedge their portfolios against possible fluctuations in exchange rates. The Fund may buy and sell currencies for cash at current exchange rates, or using an agreement to purchase or sell a specified currency at a specified future date or within a specified time period, at a price set at the time of the contract.
The Fund may invest in companies with limited operating histories and in companies conducting an initial public offering (IPO) and may also lend portfolio securities to earn additional income. Any income realized through securities lending may help Fund performance.
A Sub-adviser may sell a security for a variety of reasons, such as where the Sub-adviser believes:
•	the security will no longer contribute to meeting the investment objective of the Fund;
•	selling the security will help the Fund to secure gains, limit losses, or redeploy assets into more promising opportunities;
•	the security has met the Sub-adviser’s valuation expectations;
•	the company has failed to meet expectations;
•	there has been a deterioration in the underlying fundamentals of a company;
•	structural, business or regulatory changes will affect the company;
•	the intermediate- and long-term prospects for a company are poor;
•	another security may offer a better investment opportunity; or
•	an individual security has reached its sell target.
Due to its investment strategy, the Fund may buy and sell securities and other instruments frequently.
Principal risks
Investing in any mutual fund involves the risk that you may lose part or all of the money you invest. Over time, the value of your investment in the Fund will increase and decrease according to changes in the value of the securities in the Fund’s portfolio.
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The Fund’s principal risks include:
Market Risk. Market values of securities or other investments that the Fund holds will fall, sometimes rapidly or unpredictably, or fail to rise. Returns from the securities in which the Fund invests may underperform returns from the general securities markets or other types of securities. An investment in the Fund could lose money over short or long periods. Markets may decline significantly in response to adverse issuer, political, regulatory, market, economic or other developments that may cause broad changes in market value, public perceptions concerning these developments, and adverse investor sentiment or publicity. Similarly, environmental and public health risks, such as natural disasters, epidemics, pandemics or widespread fear that such events may occur, may impact markets adversely and cause market volatility in both the short- and long-term.
Equity Securities Risk. The Fund is subject to the risk that stock prices will fall over short or extended periods of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by these companies may decline in response to such developments, which could result in a decline in the value of the Fund’s shares.
Stocks generally fluctuate in value more than bonds and may decline significantly over short time periods. There is a chance that stock prices overall will decline because stock markets tend to move in cycles, with periods of rising and falling prices. The value of a stock in which the Fund invests may decline due to general weakness in the stock market, economic or political conditions, or because of factors that affect a particular company or industry.
A particular company in which the Fund invests or to which it has exposure may perform poorly, and the value of its securities may therefore decline, which would negatively affect the Fund’s performance. Poor performance may be caused by poor management decisions, competitive pressures, breakthroughs in technology, reliance on suppliers, labor problems or shortages, corporate restructurings, fraudulent disclosures, natural disasters or other events, conditions or factors.
With respect to investments in preferred stocks, in the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds take precedence over the claims of those who own preferred and common stock. If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline.
Risks of investing in equity securities can also vary depending on the size (or “market capitalization”) of the company.
Large capitalization risk. Although stocks issued by larger companies tend to have less overall volatility than stocks issued by smaller companies, larger companies may not be able to attain the high growth rates of successful smaller companies, especially during strong economic periods. In addition, larger companies may be less capable of responding quickly to competitive challenges and industry changes, such as changes in technology and consumer tastes, and may suffer sharper price declines as a result of earnings disappointments.
Mid-capitalization risk. Stocks of mid-sized companies may be subject to more abrupt or erratic market movements than stocks of larger, more established companies. Mid-sized companies may have limited product lines or financial resources and may be dependent upon a particular niche of the market.
Small capitalization risk. Stocks of smaller companies may be subject to more abrupt or erratic market movements than stocks of larger, more established companies. Small companies may have limited product lines or financial resources and may be dependent upon a small or inexperienced management group.
Micro capitalization risk. The securities of micro-cap companies may be more volatile in price, have wider spreads between their bid and ask prices, and have significantly lower trading volumes than the securities of larger capitalization companies. As a result, the purchase or sale of more than a limited number of shares of the securities of a smaller company may affect its market price. The Fund may need a considerable amount of time to purchase or sell its positions in these securities. Some U.S. micro-cap companies are followed by few, if any, securities analysts, and there tends to be less publicly available information about such companies. Their securities generally have even more limited trading volumes and are subject to even more abrupt or erratic market price movements than are small-cap and mid-cap securities, and the Fund may be able to deal with only a few market-makers when purchasing and selling micro-cap securities. Such companies also may have limited markets, financial resources or product lines, may lack management depth, and may be more vulnerable to adverse business or market developments. These conditions, which create greater opportunities to find securities trading well below the investment adviser’s estimate of the company’s current worth, also involve increased risk.
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Current Market Conditions Risk. A particular investment, or shares of the Fund in general, may fall in value due to current market conditions. Unexpected changes in interest rates could lead to significant market volatility or reduce liquidity in certain sectors of the market. The ongoing adversarial political climate in the United States, as well as political and diplomatic events both domestic and abroad may adversely impact the U.S. regulatory landscape, markets and investor behavior, which could negatively impact the Fund’s investments and operations. Other unexpected political, regulatory and diplomatic events within the U.S. and abroad may affect investor and consumer confidence and may adversely impact financial markets and the broader economy. For example, ongoing armed conflicts between Russia and Ukraine in Europe and among Israel, Hamas and other militant groups in the Middle East, have caused and could continue to cause significant market disruptions and volatility within the markets in Russia, Europe, the Middle East and the United States. The economies of the United States and its trading partners, as well as the financial markets generally, may be adversely impacted by trade disputes and other matters. If geopolitical conflicts develop or worsen, economies, markets and individual securities may be adversely affected, and the value of the Fund’s assets may decline. Additional examples of events that have led to fluctuations in markets include pandemic risks related to COVID-19 and aggressive measures taken worldwide in response by governments and businesses, elevated inflation levels and problems in the banking sector. Additionally, the rapid development and increasingly widespread use of certain artificial intelligence (AI) technologies may adversely impact markets, disrupt existing industries and sectors, and dislocate opportunities in the labor force, which could negatively affect the overall performance of the Fund’s investments, or alter the services provided to the Fund by its service providers.
Foreign Securities and Emerging Markets Risk. Foreign securities subject the Fund to the risks associated with investing in the particular country of an issuer, including the political, regulatory, economic, social, diplomatic and other conditions or events, including, for example, military confrontations, war and terrorism; occurring in the country or region, as well as risks associated with less developed custody and settlement practices. Foreign securities may be more volatile and less liquid than securities of U.S. companies and are subject to the risks associated with potential imposition of economic and other sanctions against a particular foreign country, its nationals or industries or businesses within the country. In addition, foreign governments may impose withholding or other taxes on the Fund’s income, capital gains or proceeds from the disposition of foreign securities, which could reduce the Fund’s return on such securities. The performance of the Fund may also be negatively impacted by fluctuations in a foreign currency’s strength or weakness relative to the U.S. dollar, particularly to the extent the Fund invests a significant percentage of its assets in foreign securities or other assets denominated in currencies other than the U.S. dollar.
Depositary receipts risk. Depositary receipts are receipts issued by a bank or trust company reflecting ownership of underlying securities issued by foreign companies. Some foreign securities are traded in the form of American Depositary Receipts (ADRs), Global Depositary Receipts (GDRs) or European Depositary Receipts (EDRs). Depositary receipts involve risks similar to the risks associated with investments in foreign securities, including those associated with investing in the particular country of an issuer, which may be related to the particular political, regulatory, economic, social and other conditions or events, including, for example, military confrontations, war and terrorism, occurring in the country and fluctuations in its currency, as well as market risk tied to the underlying foreign company. In addition, ADR holders may have limited voting rights, may not have the same rights afforded typical company stockholders in the event of a corporate action such as an acquisition, merger or rights offering and may experience difficulty in receiving company stockholder communications.
Emerging markets risk. Emerging markets may be more likely to experience political turmoil or rapid changes in market or economic conditions than more developed countries. In addition, the financial stability of issuers (including governments) in emerging market countries may be more precarious than that of issuers in other countries.
Frontier markets risk. Frontier markets, considered by the Fund to be a subset of emerging markets, generally have smaller economies and less mature capital markets than emerging markets. As a result, the risks of investing in emerging market countries are magnified in frontier market countries. Frontier markets are more susceptible to abrupt changes in currency values, less mature markets and settlement practices, and lower trading volumes that could lead to greater price volatility and illiquidity.
Investing in China Risk. China is an emerging market, and as a result, investments in securities of companies organized and listed in China may be subject to liquidity constraints and significantly higher volatility, from time to time, than investments in securities of more developed markets. China may be subject to considerable government intervention and varying degrees of economic, political and social instability. Internal social unrest or confrontations with other neighboring countries could have a significant impact on the economy of China. Reduction in spending on Chinese
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products and services, institution of tariffs or other trade barriers, or a downturn in any of the economies of China’s key trading partners may have an adverse impact on the Chinese economy. There also is no guarantee that the Chinese government will not revert from its current open-market economy to an economic policy of central planning. These factors may result in, among other things, a greater risk of stock market, interest rate, and currency fluctuations, as well as inflation. Accounting, auditing and financial reporting standards in China are different from U.S. standards and, therefore, disclosure of certain material information may not be made, may be less available, or may be less reliable. It may also be difficult or impossible for the Fund, U.S. authorities and regulators to obtain or enforce a judgment in a Chinese court. In addition, periodic U.S. Government restrictions on investments in Chinese companies may result in the Fund having to sell such prohibited securities at inopportune times. Such prohibited securities may have less liquidity as a result of such U.S. Government designation and the market price of such prohibited securities may decline, which may cause the Fund to incur losses.
Currency Risk. Exchange rates for currencies fluctuate daily. The combination of currency risk and market risks tends to make securities traded in foreign markets more volatile than securities traded exclusively in the United States. Investing in currencies or securities denominated in a foreign currency, entails risk of being exposed to a currency that may not fully reflect the strengths and weaknesses of the economy of the country or region utilizing the currency. In addition, it is possible that a currency (such as, for example, the euro) could be abandoned in the future by countries that have already adopted its use, and the effects of such an abandonment on the applicable country and the rest of the countries utilizing the currency are uncertain but could negatively affect the Fund’s investments denominated in the currency. If a currency used by a country or countries is replaced by another currency, the Fund’s Adviser would evaluate whether to continue to hold any investments denominated in such currency, or whether to purchase investments denominated in the currency that replaces such currency, at the time. Such investments may continue to be held, or purchased, to the extent consistent with the Fund’s investment objective(s) and permitted under applicable law.
Many countries rely heavily upon export-dependent businesses and any strength in the exchange rate between a currency and the U.S. dollar or other currencies can have either a positive or a negative effect upon corporate profits and the performance of investments in the country or region utilizing the currency. Adverse economic events within such country or region may increase the volatility of exchange rates against other currencies, subjecting the Fund’s investments denominated in such country’s or region’s currency to additional risks.
Investment Style Risk. Different investment styles tend to shift in and out of favor depending on market conditions and investor sentiment. A Sub-adviser’s approach to investing could cause it to underperform other managers that employ a different investment style. For example, growth stocks tend to be more volatile than certain other types of stocks, and their prices may fluctuate more dramatically than the overall stock market. A stock with growth characteristics can have sharp price declines due to decreases in current or expected earnings and may lack dividends that can help cushion its share price in a declining market. The stocks of value companies can continue to be undervalued for long periods of time, may not realize their expected value, and can be more volatile than the market in general.
Active Management Risk. Due to the active management investment strategies used by the Fund’s Sub-advisers, the Fund could underperform its benchmark index and/or other funds with similar investment objectives and/or strategies. The Sub-advisers’ judgments about the attractiveness, value, or potential appreciation of the Fund’s investments may prove to be incorrect.
Investment Company and Exchange-Traded Funds (ETFs) Risk. When the Fund invests in an investment company, including closed-end funds and ETFs, in addition to directly bearing the expenses associated with its own operations, it will bear a pro rata portion of the investment company’s expenses. Further, while the risks of owning shares of an investment company generally reflect the risks of owning the underlying investments of the investment company, the Fund may be subject to additional or different risks than if the Fund had invested directly in the underlying investments. For example, the lack of liquidity in an ETF could result in its value being more volatile than that of the underlying portfolio securities. Closed-end investment companies issue a fixed number of shares that trade on a stock exchange or over-the-counter at a premium or a discount to their net asset value. As a result, a closed-end fund’s share price fluctuates based on what another investor is willing to pay rather than on the market value of the securities in the fund. The shares of many closed-end funds, after their initial public offering, frequently trade at a price per share that is less than the net asset value per share, the difference representing the “market discount” of such shares. This market discount may be due in part to the investment objective of long-term appreciation, which is sought by many closed-end funds, as well as to the fact that the shares of closed-end funds are not redeemable by the holder upon demand to the issuer at the next determined net asset value, but
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rather, are subject to supply and demand in the secondary market. A relative lack of secondary market purchasers of closed-end fund shares also may contribute to such shares trading at a discount to their net asset value. The Fund may invest in shares of closed-end funds that are trading at a discount to net asset value or at a premium to net asset value. There can be no assurance that the market discount on shares of any closed-end fund purchased by the Fund will ever decrease. In fact, it is possible that this market discount may increase and the Fund may suffer realized or unrealized capital losses due to further decline in the market price of the securities of such closed-end funds, thereby adversely affecting the net asset value of the Fund’s shares. Similarly, there can be no assurance that any shares of a closed-end fund purchased by the Fund at a premium will continue to trade at a premium or that the premium will not decrease subsequent to a purchase of such shares by the Fund. Closed-end funds may issue senior securities (including preferred stock and debt obligations) for the purpose of leveraging the closed-end fund’s common shares in an attempt to enhance the current return to such closed-end fund’s common shareholders. The Fund’s investment in the common shares of closed-end funds that are financially leveraged may create an opportunity for greater total return on its investment, but at the same time may be expected to exhibit more volatility in market price and net asset value than an investment in shares of investment companies without a leveraged capital structure.
Liquidity Risk. Liquidity risk exists when particular investments are difficult to purchase or sell. The market for certain investments may become illiquid due to specific adverse changes in the condition of a particular issuer or under adverse market or economic conditions independent of the issuer. The Fund’s investments in illiquid securities may reduce the returns of the Fund because it may be unable to sell the illiquid securities at an advantageous time or price. Further, transactions in illiquid securities may entail transaction costs that are higher than those for transactions in liquid securities.
Europe and United Kingdom Risk. The European financial markets have experienced increased volatility due to concerns about economic downturns, political unrest, war, military conflict, economic sanctions, rising government debt levels, energy crises, and public pandemics, and these events may continue to significantly affect all of Europe. European economies could be significantly affected by, among other things, rising unemployment, the imposition or unexpected elimination of fiscal and monetary controls by member countries of the European Economic and Monetary Union, uncertainty surrounding the euro, the success of governmental actions to reduce budget deficits, and ongoing uncertainties surrounding Brexit, the formal withdrawal by the United Kingdom from the European Union. In addition, acts of war may amplify already existing geopolitical tensions and could increase volatility and uncertainty in the financial markets and adversely affect regional and global economies.
Asia Region Risk. Many Asian economies have at various times been negatively affected by inflation, currency devaluations, an over-reliance on international trade and exports, political and social instability, and less developed financial systems and securities trading markets. Trade restrictions, unexpected decreases in exports, changes in government policies, expropriation and/or nationalization of assets, confiscatory taxation, or natural disasters could have a significant impact on companies doing business in Asia. The Asian region may be significantly affected by political unrest, military conflict, economic sanctions, and less demand for Asian products and services.
Indian Market and India Region Risk. Government actions, bureaucratic obstacles and inconsistent economic and tax reform policies within the Indian government have had a significant effect on the economy and could adversely affect market conditions, deter economic growth and reduce the profitability of private enterprises. Global factors and foreign actions may inhibit the flow of foreign capital on which India is dependent to sustain its growth. Large portions of many Indian companies remain in the hands of their founders (including members of their families). Family-controlled companies may have weaker and less transparent corporate governance, which increases the potential for loss and unequal treatment of investors. India experiences many of the market risks associated with developing economies, including relatively low levels of liquidity, which may result in extreme volatility in the prices of Indian securities. Religious, cultural and military disputes persist in India, and between India and Pakistan (as well as sectarian groups within each country). The threat of aggression in the region could hinder development of the Indian economy, and escalating tensions could impact the broader region, including China. Because the Fund may invest a large percentage of its assets in India, the value of the Fund’s shares may be affected by events that adversely affect India and may fluctuate more than the value of a less concentrated fund’s shares.
Securities Lending Risk. The Fund may lend portfolio securities to broker-dealers or other financial intermediaries on a fully collateralized basis in order to earn additional income. The Fund may lose money from securities lending if, for example, it is delayed in or prevented from selling the collateral after the loan is made or recovering the securities loaned or if it incurs losses on the reinvestment of cash collateral.
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Management Risk. Securities held by the Fund may underperform those held by other funds investing in the same asset class or benchmarks that are representative of the asset class because of the Sub-advisers’ choice of securities.
Multi-Manager Risk. The Adviser may be unable to identify and retain Sub-advisers who achieve superior investment returns relative to other similar Sub-advisers. In addition, the investment styles of the Sub-advisers may not complement each other as expected by the Adviser. The Fund may experience a higher portfolio turnover rate, which can increase the Fund’s transaction costs and more taxable short-term gains for shareholders.
Derivatives Risk. Derivatives, such as forwards, futures, swaps and options, may involve significant risks. Derivatives are financial instruments, traded on an exchange or in the over-the-counter (OTC) markets, with a value in relation to, or derived from, the value of an underlying asset(s) (such as a security, commodity or currency) or other reference, such as an index, rate or other economic indicator (each an underlying reference).
Derivatives could result in Fund losses if the underlying references do not perform as anticipated. Use of derivatives is a highly specialized activity that can involve investment techniques, risks, and tax planning different from those associated with more traditional investment instruments. The Fund’s derivatives strategy may not be successful and use of certain derivatives could result in substantial, potentially unlimited, losses to the Fund regardless of the Fund’s actual investment. A relatively small movement in the price, rate or other economic indicator associated with the underlying reference may result in substantial loss for the Fund. Derivatives may be more volatile than other types of investments. Derivatives can increase the Fund’s risk exposure to underlying references and their attendant risks, including the risk of an adverse credit event associated with the underlying reference (credit risk), the risk of adverse movement in the value, price or rate of the underlying reference (market risk), the risk of adverse movement in the value of underlying currencies (foreign currency risk) and the risk of adverse movement in underlying interest rates (interest rate risk).
Derivatives may expose the Fund to additional risks, including the risk of loss due to a derivative position that is imperfectly correlated with the underlying reference it is intended to hedge or replicate (correlation risk), the risk that a counterparty will fail to perform as agreed (counterparty risk), the risk that a hedging strategy may fail to mitigate losses, and may offset gains (hedging risk), the risk that losses may be greater than the amount invested (leverage risk), the risk that the Fund may be unable to sell an investment at an advantageous time or price (liquidity risk), the risk that the investment may be difficult to value (pricing risk), and the risk that the price or value of the investment fluctuates significantly over short periods of time (volatility risk). The value of derivatives may be influenced by a variety of factors, including national and international political and economic developments. Potential changes to the regulation of the derivatives markets may make derivatives more costly, may limit the market for derivatives, or may otherwise adversely affect the value or performance of derivatives.
Forwards. A forward contract is an over-the-counter derivative transaction between two parties to buy or sell a specified amount of an underlying reference at a specified price (or rate) on a specified date in the future. Forward contracts are negotiated on an individual basis and are not standardized or traded on exchanges. The market for forward contracts is substantially unregulated (there is no limit on daily price movements and speculative position limits are not applicable). The principals who deal in certain forward contract markets are not required to continue to make markets in the underlying references in which they trade, and these markets can experience periods of illiquidity, sometimes of significant duration. There have been periods during which certain participants in forward contract markets have refused to quote prices for certain underlying references or have quoted prices with an unusually wide spread between the price at which they were prepared to buy and that at which they were prepared to sell. At or prior to maturity of a forward contract, the Fund may enter into an offsetting contract and may incur a loss to the extent there has been adverse movement in forward contract prices. The liquidity of the markets for forward contracts depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants make or take delivery, liquidity in the market for forwards could be reduced. A relatively small price movement in a forward contract may result in substantial losses to the Fund, exceeding the amount of the margin paid. Forward contracts can increase the Fund’s risk exposure to underlying references and their attendant risks, such as credit risk, market risk, foreign currency risk and interest rate risk, while also exposing the Fund to correlation risk, counterparty risk, hedging risk, leverage risk, liquidity risk, pricing risk and volatility risk.
A forward foreign currency contract is a derivative (forward contract) in which the underlying reference is a country’s or region’s currency. The Fund may agree to buy or sell a country’s or region’s currency at a specific price on a specific date in the future. These instruments may fall in value (sometimes dramatically) due to foreign market downswings or foreign currency value fluctuations, subjecting the Fund to foreign currency risk (the risk that Fund performance may be negatively impacted by foreign currency strength or weakness relative to the U.S. dollar, particularly if the Fund
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exposes a significant percentage of its assets to currencies other than the U.S. dollar). The effectiveness of any currency strategy by the Fund may be reduced by the Fund’s inability to precisely match forward contract amounts and the value of securities involved. Forward foreign currency contracts used for hedging may also limit any potential gain that might result from an increase or decrease in the value of the currency. Unanticipated changes in the currency markets could result in reduced performance for the Fund. When the Fund converts its foreign currencies into U.S. dollars, it may incur currency conversion costs due to the spread between the prices at which it may buy and sell various currencies in the market.
Futures. Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a reference instrument at a specified price, date and time. Entering into a contract to buy an underlying reference instrument is commonly referred to as buying a contract or holding a long position in the asset. Entering into a contract to sell an underlying reference instrument is commonly referred to as selling a contract or holding a short position in the underlying reference instrument. Futures contracts are considered to be commodity contracts.
Options. An option is a contract between two parties for the purchase and sale of a financial instrument for a specified price at specified date. Unlike a futures contract, an option grants the purchaser, in exchange for a premium payment, a right (not an obligation) to buy or sell a financial instrument. An option on a futures contract gives the purchaser the right, in exchange for a premium, to assume a position in a futures contract at a specified exercise price during the term of the option. The seller of an uncovered call (buy) option assumes the risk of a theoretically unlimited increase in the market price of the underlying security above the exercise price of the option. The securities necessary to satisfy the exercise of the call option may be unavailable for purchase except at much higher prices. Purchasing securities to satisfy the exercise of the call option can itself cause the price of the securities to rise further, sometimes by a significant amount, thereby exacerbating the loss. The buyer of a call option assumes the risk of losing its entire premium invested in the call option. The seller (writer) of a put (sell) option that is covered (e.g., the writer has a short position in the underlying security) assumes the risk of an increase in the market price of the underlying security above the sales price (in establishing the short position) of the underlying security plus the premium received and gives up the opportunity for gain on the underlying security below the exercise price of the option. The seller of an uncovered put option assumes the risk of a decline in the market price of the underlying security below the exercise price of the option. The buyer of a put option assumes the risk of losing his entire premium invested in the put option. An option’s time value (i.e., the component of the option’s value that exceeds the in-the-money amount) tends to diminish over time. Even though an option may be in-the-money to the buyer at various times prior to its expiration date, the buyer’s ability to realize the value of an option depends on when and how the option may be exercised.
For example, the terms of a transaction may provide for the option to be exercised automatically if it is in-the-money on the expiration date. Conversely, the terms may require timely delivery of a notice of exercise, and exercise may be subject to other conditions (such as the occurrence or non-occurrence of certain events, such as knock-in, knock-out or other barrier events) and timing requirements, including the “style” of the option.
Swap Agreements. Swaps are agreements whereby two parties agree to exchange payment streams calculated by reference to an underlying asset, such as a rate, index, instrument or securities. Swaps typically involve credit risk, market risk, liquidity risk, funding risk, operational risk, legal and documentation risk, regulatory risk and/or tax risk. Interest rate swaps involve one party, in return for a premium, agreeing to make payments to another party to the extent that interest rates exceed or fall below a specified rate (a “cap” or “floor,” respectively). Swap agreements involve the risk that the party with whom the Fund has entered into the swap will default on its obligation to pay the Fund and the risk that the Fund will not be able to meet its obligations to the other party to the agreement.
Regulation relating to the Fund’s use of derivatives and related instruments, including Rule 18f-4 under the 1940 Act, could potentially limit or impact the Fund’s ability to invest in derivatives, limit the Fund’s ability to employ certain strategies that use derivatives and/or adversely affect the value of derivatives and the Fund’s performance.
Hedging Risk. Hedges are sometimes subject to imperfect matching between the derivative and the underlying security, and there can be no assurance that the Fund’s hedging transactions will be effective. In addition, the use of hedging may result in certain adverse tax consequences.
Concentration Risk. Issuers in a single industry, sector, country, or region can react similarly to market, currency, political, economic, regulatory, geopolitical, and other conditions. The Fund’s performance will be affected by the conditions in the industries, sectors, countries and regions to which the Fund is exposed.
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Consumer Discretionary Sector Risk. Industries in the consumer discretionary sector, such as consumer durables, hotels, restaurants, media, retailing, and automobiles, may be significantly impacted by the performance of the overall economy, interest rates, competition, consumer confidence and spending, and changes in demographics and consumer tastes.
Consumer Staples Sector Risk. The consumer staples sector may be affected by marketing campaigns, changes in consumer demands, government regulations and changes in commodity prices.
Health Care Sector Risk. Health care companies are strongly affected by worldwide scientific or technological developments. Their products may rapidly become obsolete. Many health care companies are also subject to significant government regulation and may be affected by changes in government policies.
Industrials Sector Risk. Industries in the industrials sector include companies engaged in the production, distribution or service of products or equipment for manufacturing, agriculture, forestry, mining, and construction, and can be significantly affected by general economic trends, including such factors as employment and economic growth, interest rate changes, changes in consumer spending, legislative and government regulation and spending, import controls, commodity prices, and worldwide competition.
Information Technology Sector Risk. Stocks of information technology companies may be volatile because issuers are sensitive to rapid obsolescence of existing technology, short product cycles, falling prices and profits, competition from new market entrants, and general economic conditions. Information technology stocks, especially those of smaller, less seasoned companies, tend to be more volatile than the overall market.
Materials Sector Risk. Changes in world events, political, environmental and economic conditions, energy conservation, environmental policies, commodity price volatility, changes in exchange rates, imposition of import controls, increased competition, depletion of resources, and labor relations may adversely affect companies engaged in the production and distribution of materials.
Preferred Securities Risk. The risk that: (i) certain preferred stocks contain provisions that allow an issuer under certain conditions to skip or defer distributions; (ii) preferred stocks may be subject to redemption, including at the issuer’s call, and, in the event of redemption, the Fund may not be able to reinvest the proceeds at comparable or favorable rates of return; (iii) preferred stocks are generally subordinated to bonds and other debt securities in an issuer’s capital structure in terms of priority for corporate income and liquidation payments; and (iv) preferred stocks may trade less frequently and in a more limited volume and may be subject to more abrupt or erratic price movements than many other securities.
Convertible Securities Risk. Convertible securities generally tend to be of lower credit quality, and the value of a convertible security may change with the value of the underlying common stock or changes in interest rates. A convertible security may also be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument. If a convertible security held by the Fund is called for redemption, the Fund will be required to permit the issuer to redeem the security, convert it into the underlying common stock or sell it to a third party, which could result in a loss to the Fund. Additionally, the Fund could lose money if the issuer of a convertible security is unable to meet its financial obligations or declares bankruptcy.
Warrants Risk. Warrants are instruments that entitle the holder to buy an equity security at a specific price for a specific period of time. Warrants may be more speculative than other types of investments. The price of a warrant may be more volatile than the price of its underlying security, and a warrant may offer greater potential for capital appreciation as well as capital loss. A warrant ceases to have value if it is not exercised prior to its expiration date.
Your investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency entity or person.
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Destinations Equity Income Fund
Investment objective
Primary objective of current income with secondary objective of long-term capital appreciation.
Principal investment strategies
The Fund will invest, under normal market conditions, at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in dividend-paying equity securities of both U.S.-based and foreign companies. The Fund defines dividend-paying securities as high dividend-paying common and preferred stocks with dividend growth potential. The Fund’s 80% policy is not fundamental and can be changed upon 60 days’ prior notice to shareholders.
The Fund employs a “multi-manager” strategy whereby Orion Portfolio Solutions, LLC d.b.a. Brinker Capital Investments, (the “Adviser”) allocates the Fund’s assets among professional money managers (each, a “Sub-adviser,” and collectively, the “Sub-advisers”), each of which is responsible for investing its allocated portion of the Fund’s assets. The Adviser may also invest a portion of the Fund’s assets in unaffiliated funds that are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), and that have investment objectives and principal investment strategies consistent with those of the Fund, including open-end funds, closed-end funds and exchange traded funds (ETFs), which may be passively managed (i.e., index-tracking) or actively managed. ETFs may also be used to transition the Fund’s portfolio or to equitize cash while awaiting an opportunity to purchase securities directly. When determining how to allocate the Fund’s assets between unaffiliated funds and Sub-advisers, and among Sub-advisers, the Adviser considers a variety of factors.
The Fund invests primarily in common stock and preferred stock (of any capitalization), Real Estate Investment Trusts (REITs), foreign securities, American Depositary Receipts (ADRs), equity-linked notes and derivatives that are believed to be attractively valued and to have the potential for long-term growth. A Sub-adviser employing an actively managed strategy will select securities based on its assessment of one or more of a variety of factors, including:
•	current yield;
•	dividend growth capability and dividend history;
•	potential for long-term growth or long-term capital appreciation;
•	balance sheet strength;
•	earnings per share and free cash flow sustainability;
•	dividend payout ratio; or
•	performance during periods of market weakness.
In selecting investments for purchase and sale, the Fund seeks to deliver a dividend yield that is higher than the broad equity market.
The Fund typically will invest in foreign securities, including securities of issuers located in emerging markets, which often are denominated in currencies other than U.S. dollars. Accordingly, the Sub-advisers will have the ability, at their discretion, to attempt to hedge against unfavorable changes in currency exchange rates by engaging in forward currency transactions or currency swaps and trading currency futures contracts and options on these futures. However, a Sub-adviser may choose not to, or may be unable to, hedge the Fund’s currency exposure.
In pursuing the Fund’s investment objective, each Sub-adviser has the discretion to deviate from the Fund’s normal investment criteria by investing its assets in shorter-term debt securities and similar obligations or holding cash. Sub-advisers may do this in response to usual circumstances, such as: adverse market, economic or other conditions; to maintain liquidity to meet shareholders redemptions; or to accommodate cash inflows.
The Fund may also lend portfolio securities in an attempt to earn additional income. Any income realized through securities lending may help Fund performance. The Fund may invest in companies with limited operating histories and in companies conducting an initial public offering (IPO).
The Fund may also allocate assets to unaffiliated funds that are registered under the 1940 Act, including open-end funds, closed-end funds, and ETFs. The Fund may specifically use ETFs to gain passive investment exposure, transitioning the Fund’s portfolio or awaiting an opportunity to purchase securities directly.
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A Sub-adviser may sell a security for a variety of reasons, such as where the Sub-adviser believes:
•	the security will no longer contribute to meeting the investment objective of the Fund;
•	the combination of dividend yield and dividend growth becomes inadequate;
•	the investment thesis deteriorates;
•	diminished management commitment to the dividend;
•	the valuation becomes expensive relative to various valuation measures;
•	the stock’s weighting in the portfolio exceeds appropriate level;
•	deterioration in issuer’s financial circumstances or fundamental prospectus; or
•	if other investments become more attractive.
The Fund may also sell securities when the Adviser reallocates assets among Sub-advisers or between passive and active management strategies.
Principal risks
Investing in any mutual fund involves the risk that you may lose part or all of the money you invest. Over time, the value of your investment in the Fund will increase and decrease according to changes in the value of the securities in the Fund’s portfolio.
The Fund’s principal risks include:
Market Risk. Market values of securities or other investments that the Fund holds will fall, sometimes rapidly or unpredictably, or fail to rise. Returns from the securities in which the Fund invests may underperform returns from the general securities markets or other types of securities. An investment in the Fund could lose money over short or long periods. Markets may decline significantly in response to adverse issuer, political, regulatory, market, economic or other developments that may cause broad changes in market value, public perceptions concerning these developments, and adverse investor sentiment or publicity. Similarly, environmental and public health risks, such as natural disasters, epidemics, pandemics or widespread fear that such events may occur, may impact markets adversely and cause market volatility in both the short- and long-term.
Equity Securities Risk. The Fund is subject to the risk that stock prices will fall over short or extended periods of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by these companies may decline in response to such developments, which could result in a decline in the value of the Fund’s shares.
Stocks generally fluctuate in value more than bonds and may decline significantly over short time periods. There is a chance that stock prices overall will decline because stock markets tend to move in cycles, with periods of rising and falling prices. The value of a stock in which the Fund invests may decline due to general weakness in the stock market, economic or political conditions, or because of factors that affect a particular company or industry.
A particular company in which the Fund invests or to which it has exposure may perform poorly, and the value of its securities may therefore decline, which would negatively affect the Fund’s performance. Poor performance may be caused by poor management decisions, competitive pressures, breakthroughs in technology, reliance on suppliers, labor problems or shortages, corporate restructurings, fraudulent disclosures, natural disasters or other events, conditions or factors.
With respect to investments in preferred stocks, in the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds take precedence over the claims of those who own preferred and common stock. If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline.
Risks of investing in equity securities can also vary depending on the size (or “market capitalization”) of the company.
Large capitalization risk. Although stocks issued by larger companies tend to have less overall volatility than stocks issued by smaller companies, larger companies may not be able to attain the high growth rates of successful smaller
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companies, especially during strong economic periods. In addition, larger companies may be less capable of responding quickly to competitive challenges and industry changes, such as changes in technology and consumer tastes, and may suffer sharper price declines as a result of earnings disappointments.
Mid-capitalization risk. Stocks of mid-sized companies may be subject to more abrupt or erratic market movements than stocks of larger, more established companies. Mid-sized companies may have limited product lines or financial resources and may be dependent upon a particular niche of the market.
Small capitalization risk. Stocks of smaller companies may be subject to more abrupt or erratic market movements than stocks of larger, more established companies. Small companies may have limited product lines or financial resources and may be dependent upon a small or inexperienced management group.
Current Market Conditions Risk. A particular investment, or shares of the Fund in general, may fall in value due to current market conditions. Unexpected changes in interest rates could lead to significant market volatility or reduce liquidity in certain sectors of the market. The ongoing adversarial political climate in the United States, as well as political and diplomatic events both domestic and abroad may adversely impact the U.S. regulatory landscape, markets and investor behavior, which could negatively impact the Fund’s investments and operations. Other unexpected political, regulatory and diplomatic events within the U.S. and abroad may affect investor and consumer confidence and may adversely impact financial markets and the broader economy. For example, ongoing armed conflicts between Russia and Ukraine in Europe and among Israel, Hamas and other militant groups in the Middle East, have caused and could continue to cause significant market disruptions and volatility within the markets in Russia, Europe, the Middle East and the United States. The economies of the United States and its trading partners, as well as the financial markets generally, may be adversely impacted by trade disputes and other matters. If geopolitical conflicts develop or worsen, economies, markets and individual securities may be adversely affected, and the value of the Fund’s assets may decline. Additional examples of events that have led to fluctuations in markets include pandemic risks related to COVID-19 and aggressive measures taken worldwide in response by governments and businesses, elevated inflation levels and problems in the banking sector. Additionally, the rapid development and increasingly widespread use of certain artificial intelligence (AI) technologies may adversely impact markets, disrupt existing industries and sectors, and dislocate opportunities in the labor force, which could negatively affect the overall performance of the Fund’s investments, or alter the services provided to the Fund by its service providers.
Dividend Income Risk. There is no guarantee that the issuers of the stocks held by the Fund will declare dividends in the future or that, if dividends are declared, they will remain at their current levels or increase over time. Because a dividend is always a positive contributor to total return, dividend-paying stocks are typically less volatile than non-dividend-paying stocks. Accordingly, the Fund’s performance may lag behind the general market when dividend-paying stocks are out of favor.
Foreign Securities and Emerging Markets Risk. Foreign securities subject the Fund to the risks associated with investing in the particular country of an issuer, including the political, regulatory, economic, social, diplomatic and other conditions or events, including, for example, military confrontations, war and terrorism; occurring in the country or region, as well as risks associated with less developed custody and settlement practices. Foreign securities may be more volatile and less liquid than securities of U.S. companies and are subject to the risks associated with potential imposition of economic and other sanctions against a particular foreign country, its nationals or industries or businesses within the country. In addition, foreign governments may impose withholding or other taxes on the Fund’s income, capital gains or proceeds from the disposition of foreign securities, which could reduce the Fund’s return on such securities. The performance of the Fund may also be negatively impacted by fluctuations in a foreign currency’s strength or weakness relative to the U.S. dollar, particularly to the extent the Fund invests a significant percentage of its assets in foreign securities or other assets denominated in currencies other than the U.S. dollar.
Depositary receipts risk. Depositary receipts are receipts issued by a bank or trust company reflecting ownership of underlying securities issued by foreign companies. Some foreign securities are traded in the form of American Depositary Receipts (ADRs), Global Depositary Receipts (GDRs) or European Depositary Receipts (EDRs). Depositary receipts involve risks similar to the risks associated with investments in foreign securities, including those associated with investing in the particular country of an issuer, which may be related to the particular political, regulatory, economic, social and other conditions or events, including, for example, military confrontations, war and terrorism, occurring in the country and fluctuations in its currency, as well as market risk tied to the underlying foreign
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company. In addition, ADR holders may have limited voting rights, may not have the same rights afforded typical company stockholders in the event of a corporate action such as an acquisition, merger or rights offering and may experience difficulty in receiving company stockholder communications.
Emerging markets risk. Emerging markets may be more likely to experience political turmoil or rapid changes in market or economic conditions than more developed countries. In addition, the financial stability of issuers (including governments) in emerging market countries may be more precarious than that of issuers in other countries.
Currency Risk. Exchange rates for currencies fluctuate daily. The combination of currency risk and market risks tends to make securities traded in foreign markets more volatile than securities traded exclusively in the United States. Investing in currencies or securities denominated in a foreign currency entails risk of being exposed to a currency that may not fully reflect the strengths and weaknesses of the economy of the country or region utilizing the currency. In addition, it is possible that a currency (such as, for example, the euro) could be abandoned in the future by countries that have already adopted its use, and the effects of such an abandonment on the applicable country and the rest of the countries utilizing the currency are uncertain but could negatively affect the Fund’s investments denominated in the currency. If a currency used by a country or countries is replaced by another currency, the Fund’s Adviser would evaluate whether to continue to hold any investments denominated in such currency, or whether to purchase investments denominated in the currency that replaces such currency, at the time. Such investments may continue to be held, or purchased, to the extent consistent with the Fund’s investment objective(s) and permitted under applicable law.
Many countries rely heavily upon export-dependent businesses and any strength in the exchange rate between a currency and the U.S. dollar or other currencies can have either a positive or a negative effect upon corporate profits and the performance of investments in the country or region utilizing the currency. Adverse economic events within such country or region may increase the volatility of exchange rates against other currencies, subjecting the Fund’s investments denominated in such country’s or region’s currency to additional risks.
Investment Style Risk. Different investment styles tend to shift in and out of favor depending on market conditions and investor sentiment. A Sub-adviser’s approach to investing could cause it to underperform other managers that employ a different investment style. For example, growth stocks tend to be more volatile than certain other types of stocks, and their prices may fluctuate more dramatically than the overall stock market. A stock with growth characteristics can have sharp price declines due to decreases in current or expected earnings and may lack dividends that can help cushion its share price in a declining market.
Active Management Risk. Due to the active management investment strategies used by the Fund’s Sub-advisers, the Fund could underperform its benchmark index and/or other funds with similar investment objectives and/or strategies. The Sub-advisers’ judgments about the attractiveness, value, or potential appreciation of the Fund’s investments may prove to be incorrect.
Investment Company and Exchange-Traded Funds (ETFs) Risk. When the Fund invests in an investment company, including closed-end funds and ETFs, in addition to directly bearing the expenses associated with its own operations, it will bear a pro rata portion of the investment company’s expenses. Further, while the risks of owning shares of an investment company generally reflect the risks of owning the underlying investments of the investment company, the Fund may be subject to additional or different risks than if the Fund had invested directly in the underlying investments. For example, the lack of liquidity in an ETF could result in its value being more volatile than that of the underlying portfolio securities. Closed-end investment companies issue a fixed number of shares that trade on a stock exchange or over-the-counter at a premium or a discount to their net asset value. As a result, a closed-end fund’s share price fluctuates based on what another investor is willing to pay rather than on the market value of the securities in the fund. The shares of many closed-end funds, after their initial public offering, frequently trade at a price per share that is less than the net asset value per share, the difference representing the “market discount” of such shares. This market discount may be due in part to the investment objective of long-term appreciation, which is sought by many closed-end funds, as well as to the fact that the shares of closed-end funds are not redeemable by the holder upon demand to the issuer at the next determined net asset value, but rather, are subject to supply and demand in the secondary market. A relative lack of secondary market purchasers of closed-end fund shares also may contribute to such shares trading at a discount to their net asset value. The Fund may invest in shares of closed-end funds that are trading at a discount to net asset value or at a premium to net asset value. There can be no assurance that the market discount on shares of any closed-end fund purchased by the Fund will ever decrease. In fact, it is possible that this market discount may increase and the Fund may suffer realized or unrealized capital losses due to further decline in the market price of the securities of such closed-end funds, thereby adversely affecting the net asset value
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of the Fund’s shares. Similarly, there can be no assurance that any shares of a closed-end fund purchased by the Fund at a premium will continue to trade at a premium or that the premium will not decrease subsequent to a purchase of such shares by the Fund. Closed-end funds may issue senior securities (including preferred stock and debt obligations) for the purpose of leveraging the closed-end fund’s common shares in an attempt to enhance the current return to such closed-end fund’s common shareholders. The Fund’s investment in the common shares of closed-end funds that are financially leveraged may create an opportunity for greater total return on its investment, but at the same time may be expected to exhibit more volatility in market price and net asset value than an investment in shares of investment companies without a leveraged capital structure.
Liquidity Risk. Liquidity risk exists when particular investments are difficult to purchase or sell. The market for certain investments may become illiquid due to specific adverse changes in the condition of a particular issuer or under adverse market or economic conditions independent of the issuer. The Fund’s investments in illiquid securities may reduce the returns of the Fund because it may be unable to sell the illiquid securities at an advantageous time or price. Further, transactions in illiquid securities may entail transaction costs that are higher than those for transactions in liquid securities.
Securities Lending Risk. The Fund may lend portfolio securities to broker-dealers or other financial intermediaries on a fully collateralized basis in order to earn additional income. The Fund may lose money from securities lending if, for example, it is delayed in or prevented from selling the collateral after the loan is made or recovering the securities loaned or if it incurs losses on the reinvestment of cash collateral.
Sector Risk. Companies with similar characteristics may be grouped together in broad categories called sectors. Sector risk is the possibility that a certain sector may underperform other sectors or the market as a whole. To the extent the Fund invests more heavily in particular sectors of the economy, its performance will be more susceptible to any economic, business or other developments which generally affect that sector.
Management Risk. Securities held by the Fund may underperform those held by other funds investing in the same asset class or benchmarks that are representative of the asset class because of the Sub-advisers’ choice of securities.
Multi-Manager Risk. The Adviser may be unable to identify and retain Sub-advisers who achieve superior investment returns relative to other similar Sub-advisers. In addition, the investment styles of the Sub-advisers may not complement each other as expected by the Adviser. The Fund may experience a higher portfolio turnover rate, which can increase the Fund’s transaction costs and more taxable short-term gains for shareholders.
Real Estate Investment Trusts (REITs) Risk. REITs, including foreign REITS and REIT-like entities, are subject to risks associated with the ownership of real estate. Some REITs experience market risk due to investment in a limited number of properties, in a narrow geographic area, or in a single property type, which increases the risk that such REIT could be unfavorably affected by the poor performance of a single investment or investment type. These companies are also sensitive to factors such as changes in real estate values and property taxes, interest rates, cash flow of underlying real estate assets, supply and demand and the management skill and creditworthiness of the issuer. Borrowers could default on or sell investments that a REIT holds, which could reduce the cash flow needed to make distributions to investors. In addition, REITs may also be affected by tax and regulatory requirements impacting the REITs’ ability to qualify for preferential tax treatments or exemptions. REITs require specialized management and pay management expenses. REITs also are subject to physical risks to real property, including weather, natural disasters, terrorist attacks, war, or other events that destroy real property. Foreign REITS and REIT-like entities can also be subject to currency risk, emerging market risk, limited public information, illiquid trading and the impact of local laws.
REITs include equity REITs and mortgage REITs. Equity REITs may be affected by changes in the value of underlying property owned by the trusts, while mortgage REITs may be affected by the quality of any credit extended. Further, equity and mortgage REITs are dependent upon management skills and generally may not be diversified. Equity and mortgage REITs are also subject to heavy cash flow dependency, defaults by borrowers and self-liquidations. In addition, equity and mortgage REITs could possibly fail to qualify for tax-free pass-through of income under applicable tax laws or to maintain their exemptions from registration under the 1940 Act. The above factors may also adversely affect a borrower’s or a lessee’s ability to meet its obligations to the REIT. In the event of a default by a borrower or lessee, the REIT may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting its investments. In addition, even many of the larger REITs in the industry tend to be small to medium-sized companies in relation to the equity markets as a whole.
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Preferred Securities Risk. The risk that: (i) certain preferred stocks contain provisions that allow an issuer under certain conditions to skip or defer distributions; (ii) preferred stocks may be subject to redemption, including at the issuer’s call, and, in the event of redemption, the Fund may not be able to reinvest the proceeds at comparable or favorable rates of return; (iii) preferred stocks are generally subordinated to bonds and other debt securities in an issuer’s capital structure in terms of priority for corporate income and liquidation payments; and (iv) preferred stocks may trade less frequently and in a more limited volume and may be subject to more abrupt or erratic price movements than many other securities.
Convertible Securities Risk. Convertible securities generally tend to be of lower credit quality, and the value of a convertible security may change with the value of the underlying common stock or changes in interest rates. A convertible security may also be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument. If a convertible security held by the Fund is called for redemption, the Fund will be required to permit the issuer to redeem the security, convert it into the underlying common stock or sell it to a third party, which could result in a loss to the Fund. Additionally, the Fund could lose money if the issuer of a convertible security is unable to meet its financial obligations or declares bankruptcy.
Derivatives Risk. Derivatives, such as forwards, futures, swaps and options, may involve significant risks. Derivatives are financial instruments, traded on an exchange or in the over-the-counter (OTC) markets, with a value in relation to, or derived from, the value of an underlying asset(s) (such as a security, commodity or currency) or other reference, such as an index, rate or other economic indicator (each an underlying reference).
Derivatives could result in Fund losses if the underlying references do not perform as anticipated. Use of derivatives is a highly specialized activity that can involve investment techniques, risks, and tax planning different from those associated with more traditional investment instruments. The Fund’s derivatives strategy may not be successful and use of certain derivatives could result in substantial, potentially unlimited, losses to the Fund regardless of the Fund’s actual investment. A relatively small movement in the price, rate or other economic indicator associated with the underlying reference may result in substantial loss for the Fund. Derivatives may be more volatile than other types of investments. Derivatives can increase the Fund’s risk exposure to underlying references and their attendant risks, including the risk of an adverse credit event associated with the underlying reference (credit risk), the risk of adverse movement in the value, price or rate of the underlying reference (market risk), the risk of adverse movement in the value of underlying currencies (foreign currency risk) and the risk of adverse movement in underlying interest rates (interest rate risk).
Derivatives may expose the Fund to additional risks, including the risk of loss due to a derivative position that is imperfectly correlated with the underlying reference it is intended to hedge or replicate (correlation risk), the risk that a counterparty will fail to perform as agreed (counterparty risk), the risk that a hedging strategy may fail to mitigate losses, and may offset gains (hedging risk), the risk that losses may be greater than the amount invested (leverage risk), the risk that the Fund may be unable to sell an investment at an advantageous time or price (liquidity risk), the risk that the investment may be difficult to value (pricing risk), and the risk that the price or value of the investment fluctuates significantly over short periods of time (volatility risk). The value of derivatives may be influenced by a variety of factors, including national and international political and economic developments. Potential changes to the regulation of the derivatives markets may make derivatives more costly, may limit the market for derivatives, or may otherwise adversely affect the value or performance of derivatives.
Forwards. A forward contract is an over-the-counter derivative transaction between two parties to buy or sell a specified amount of an underlying reference at a specified price (or rate) on a specified date in the future. Forward contracts are negotiated on an individual basis and are not standardized or traded on exchanges. The market for forward contracts is substantially unregulated (there is no limit on daily price movements and speculative position limits are not applicable). The principals who deal in certain forward contract markets are not required to continue to make markets in the underlying references in which they trade, and these markets can experience periods of illiquidity, sometimes of significant duration. There have been periods during which certain participants in forward contract markets have refused to quote prices for certain underlying references or have quoted prices with an unusually wide spread between the price at which they were prepared to buy and that at which they were prepared to sell. At or prior to maturity of a forward contract, the Fund may enter into an offsetting contract and may incur a loss to the extent there has been adverse movement in forward contract prices. The liquidity of the markets for forward contracts depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants make or take delivery, liquidity in the market for forwards could be reduced. A relatively small price movement in a forward contract may result in substantial losses to the Fund, exceeding the amount of the margin paid. Forward contracts can
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increase the Fund’s risk exposure to underlying references and their attendant risks, such as credit risk, market risk, foreign currency risk and interest rate risk, while also exposing the Fund to correlation risk, counterparty risk, hedging risk, leverage risk, liquidity risk, pricing risk and volatility risk.
A forward foreign currency contract is a derivative (forward contract) in which the underlying reference is a country’s or region’s currency. The Fund may agree to buy or sell a country’s or region’s currency at a specific price on a specific date in the future. These instruments may fall in value (sometimes dramatically) due to foreign market downswings or foreign currency value fluctuations, subjecting the Fund to foreign currency risk (the risk that Fund performance may be negatively impacted by foreign currency strength or weakness relative to the U.S. dollar, particularly if the Fund exposes a significant percentage of its assets to currencies other than the U.S. dollar). The effectiveness of any currency strategy by the Fund may be reduced by the Fund’s inability to precisely match forward contract amounts and the value of securities involved. Forward foreign currency contracts used for hedging may also limit any potential gain that might result from an increase or decrease in the value of the currency. Unanticipated changes in the currency markets could result in reduced performance for the Fund. When the Fund converts its foreign currencies into U.S. dollars, it may incur currency conversion costs due to the spread between the prices at which it may buy and sell various currencies in the market.
Futures. Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a reference instrument at a specified price, date and time. Entering into a contract to buy an underlying reference instrument is commonly referred to as buying a contract or holding a long position in the asset. Entering into a contract to sell an underlying reference instrument is commonly referred to as selling a contract or holding a short position in the underlying reference instrument. Futures contracts are considered to be commodity contracts.
Options. An option is a contract between two parties for the purchase and sale of a financial instrument for a specified price at a specified date. Unlike a futures contract, an option grants the purchaser, in exchange for a premium payment, a right (not an obligation) to buy or sell a financial instrument. An option on a futures contract gives the purchaser the right, in exchange for a premium, to assume a position in a futures contract at a specified exercise price during the term of the option. The seller of an uncovered call (buy) option assumes the risk of a theoretically unlimited increase in the market price of the underlying security above the exercise price of the option. The securities necessary to satisfy the exercise of the call option may be unavailable for purchase except at much higher prices.
Purchasing securities to satisfy the exercise of the call option can itself cause the price of the securities to rise further, sometimes by a significant amount, thereby exacerbating the loss. The buyer of a call option assumes the risk of losing its entire premium invested in the call option. The seller (writer) of a put (sell) option that is covered (e.g., the writer has a short position in the underlying security) assumes the risk of an increase in the market price of the underlying security above the sales price (in establishing the short position) of the underlying security plus the premium received and gives up the opportunity for gain on the underlying security below the exercise price of the option. The seller of an uncovered put option assumes the risk of a decline in the market price of the underlying security below the exercise price of the option. The buyer of a put option assumes the risk of losing his entire premium invested in the put option. An option’s time value (i.e., the component of the option’s value that exceeds the in-the-money amount) tends to diminish over time. Even though an option may be in-the-money to the buyer at various times prior to its expiration date, the buyer’s ability to realize the value of an option depends on when and how the option may be exercised. For example, the terms of a transaction may provide for the option to be exercised automatically if it is in-the-money on the expiration date. Conversely, the terms may require timely delivery of a notice of exercise, and exercise may be subject to other conditions (such as the occurrence or non-occurrence of certain events, such as knock-in, knock-out or other barrier events) and timing requirements, including the “style” of the option.
Swap Agreements. Swaps are agreements whereby two parties agree to exchange payment streams calculated by reference to an underlying asset, such as a rate, index, instrument or securities. Swaps typically involve credit risk, market risk, liquidity risk, funding risk, operational risk, legal and documentation risk, regulatory risk and/or tax risk. Interest rate swaps involve one party, in return for a premium, agreeing to make payments to another party to the extent that interest rates exceed or fall below a specified rate (a “cap” or “floor,” respectively). Swap agreements involve the risk that the party with whom the Fund has entered into the swap will default on its obligation to pay the Fund and the risk that the Fund will not be able to meet its obligations to the other party to the agreement.
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Regulation relating to the Fund’s use of derivatives and related instruments, including Rule 18f-4 under the 1940 Act, could potentially limit or impact the Fund’s ability to invest in derivatives, limit the Fund’s ability to employ certain strategies that use derivatives and/or adversely affect the value of derivatives and the Fund’s performance.
Warrants Risk. Warrants are instruments that entitle the holder to buy an equity security at a specific price for a specific period of time. Warrants may be more speculative than other types of investments. The price of a warrant may be more volatile than the price of its underlying security, and a warrant may offer greater potential for capital appreciation as well as capital loss. A warrant ceases to have value if it is not exercised prior to its expiration date.
Your investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency entity or person.
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Destinations Core Fixed Income Fund
Investment objective
Maximize current income and total return.
Principal investment strategies
The Fund will invest, under normal market conditions, at least 80% of its net assets (plus the amount of any borrowing for investment purposes) in a diversified portfolio of fixed income instruments. The Fund defines fixed income instruments as a fixed income security, a security issued at a discount to its face value, a security that pays interest, whether fixed, floating or variable, or a security with a stated principal amount that requires repayment of some or all of that principal amount to the holder of that security. The Fund’s 80% policy is not fundamental and can be changed upon 60 days’ prior written notice to shareholders.
The Fund employs a “multi-manager” strategy whereby Orion Portfolio Solutions, LLC d.b.a. Brinker Capital Investments (the “Adviser”) allocates the Fund’s assets among professional money managers (each, a “Sub-adviser,” and collectively, the “Sub-advisers”), each of which is responsible for investing its allocated portion of the Fund’s assets. The Adviser may also invest a portion of the Fund’s assets in unaffiliated funds that are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), and that have investment objectives and principal investment strategies consistent with those of the Fund, including open-end funds, closed-end funds and exchange traded funds (ETFs), which may be passively managed (i.e., index-tracking) or actively managed. ETFs may also be used to transition the Fund’s portfolio or to equitize cash while awaiting an opportunity to purchase securities directly. When determining how to allocate the Fund’s assets between unaffiliated funds and Sub-advisers, and among Sub-advisers, the Adviser considers a variety of factors.
The Fund invests primarily in bonds, debt, and other fixed income instruments issued by governmental or private-sector entities, including mortgage-backed securities, corporate bonds, junk bonds, bank loans, loan participations and assignments, derivatives, credit default swaps, inverse floater securities, interest-only and principal-only securities and money market instruments. The Fund may invest in companies with limited operating histories. An active management Sub-adviser will select securities based on its assessment of one or more of a variety of factors; including:
•	maturity;
•	coupon rates;
•	economic sectors represented by the securities;
•	credit quality of the securities;
•	the overall prospects for the applicable market or industry;
•	the global economic backdrop and the Sub-adviser’s outlook with respect to certain industries and sectors;
•	whether or not the securities are callable; or
•	weighted average duration.
Each Sub-adviser monitors the duration of its portion of the Fund’s portfolio to seek to assess and, in its discretion, adjust the portfolio’s exposure to interest rate risk. In managing the Fund’s investments, under normal market conditions, each Sub-adviser intends to seek to construct an investment portfolio with a weighted average effective duration of no less than one year and no more than ten years. The Sub-advisers may have different target durations for their respective portion of the Fund’s assets.
The Fund may invest a substantial portion of its net assets in mortgage-backed securities of any maturity or type guaranteed by, or secured by collateral that is guaranteed by, the United States government, its agencies, instrumentalities or sponsored corporations, or in privately issued mortgage-backed securities rated at the time of investment Aa3 or higher by Moody’s Investors Service, Inc. or AA- or higher by Standard & Poor’s Ratings Group or the equivalent by any other nationally recognized statistical rating organization or in unrated securities that are determined by a Sub-adviser to be of comparable quality. Mortgage-backed securities include, among others, government mortgage pass-through securities, collateralized mortgage obligations, multiclass pass-through securities, private mortgage pass-through securities, stripped mortgage securities and inverse floaters.
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The Fund will also invest in junk bonds, bank loans and assignments, privately issued residential and commercial mortgage-backed securities, and other instruments rated below investment grade or unrated but determined by the Sub-adviser to be of comparable quality, and may invest in credit default swaps of companies in the high yield universe. The Sub-advisers do not consider the term “junk bond” to include any mortgage-backed securities or any other asset-backed securities regardless of their credit quality. The Fund may also lend portfolio securities in an attempt to earn additional income. Any income realized through securities lending may help Fund performance.
The Fund may also allocate assets to unaffiliated funds that are registered under the 1940 Act, including open-end funds, closed-end funds, and ETFs. The Fund may specifically use ETFs to gain passive investment exposure, transitioning the Fund’s portfolio or awaiting an opportunity to purchase securities directly.
A Sub-adviser may sell a security for a variety of reasons, such as where the Sub-adviser believes:
•	there is a better investment opportunity;
•	the portfolio securities no longer represent relatively attractive investment opportunities;
•	when the portfolio managers perceive deterioration in the credit fundamentals of the issuer; or
•	when the portfolio managers believe it would be appropriate to do so in order to readjust duration of the Fund’s investment portfolio.
The Fund may also sell securities when the Adviser reallocates assets among Sub-advisers or between passive and active management strategies.
Due to its investment strategy, the Fund may buy and sell securities and other instruments frequently.
Principal risks
Investing in any mutual fund involves the risk that you may lose part or all of the money you invest. Over time, the value of your investment in the Fund will increase and decrease according to changes in the value of the securities in the Fund’s portfolio.
The Fund’s principal risks include:
Market Risk. Market values of securities or other investments that the Fund holds will fall, sometimes rapidly or unpredictably, or fail to rise. Returns from the securities in which the Fund invests may underperform returns from the general securities markets or other types of securities. An investment in the Fund could lose money over short or long periods. Markets may decline significantly in response to adverse issuer, political, regulatory, market, economic or other developments that may cause broad changes in market value, public perceptions concerning these developments, and adverse investor sentiment or publicity. Similarly, environmental and public health risks, such as natural disasters, epidemics, pandemics or widespread fear that such events may occur, may impact markets adversely and cause market volatility in both the short- and long-term.
Fixed Income Market Risk. The prices of the Fund’s fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments and their agencies. Generally, the Fund’s fixed income securities will decrease in value if interest rates rise and vice versa. Fixed income securities may have fixed-, variable- or floating-rates. There is a risk that the current interest rate on floating and variable rate instruments may not accurately reflect existing market interest rates. Also, longer-term securities are generally more sensitive to changes in the level of interest rates, so the average maturity or duration of these securities affects risk. Changes in government policy, including the Federal Reserve’s decisions with respect to raising interest rates or terminating certain programs such as quantitative easing, could increase the risk that interest rates will rise. Rising interest rates may, in turn, increase volatility and reduce liquidity in the fixed income markets, and result in a decline in the value of the fixed income investments held by the Fund. These risks may be heightened in a low interest rate environment. In addition, reductions in dealer market-making capacity as a result of structural or regulatory changes could further decrease liquidity and/or increase volatility in the fixed income markets. In the case of foreign securities, price fluctuations will reflect international economic and political events, as well as changes in currency valuations relative to the U.S. dollar. As a result of these conditions, the Fund’s value may fluctuate and/or the Fund may experience increased redemptions from shareholders, which may impact the Fund’s liquidity or force the Fund to sell securities into a declining or illiquid market.
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Current Market Conditions Risk. A particular investment, or shares of the Fund in general, may fall in value due to current market conditions. Unexpected changes in interest rates could lead to significant market volatility or reduce liquidity in certain sectors of the market. The ongoing adversarial political climate in the United States, as well as political and diplomatic events both domestic and abroad may adversely impact the U.S. regulatory landscape, markets and investor behavior, which could negatively impact the Fund’s investments and operations. Other unexpected political, regulatory and diplomatic events within the U.S. and abroad may affect investor and consumer confidence and may adversely impact financial markets and the broader economy. For example, ongoing armed conflicts between Russia and Ukraine in Europe and among Israel, Hamas and other militant groups in the Middle East, have caused and could continue to cause significant market disruptions and volatility within the markets in Russia, Europe, the Middle East and the United States. The economies of the United States and its trading partners, as well as the financial markets generally, may be adversely impacted by trade disputes and other matters. If geopolitical conflicts develop or worsen, economies, markets and individual securities may be adversely affected, and the value of the Fund’s assets may decline. Additional examples of events that have led to fluctuations in markets include pandemic risks related to COVID-19 and aggressive measures taken worldwide in response by governments and businesses, elevated inflation levels and problems in the banking sector. Additionally, the rapid development and increasingly widespread use of certain artificial intelligence (AI) technologies may adversely impact markets, disrupt existing industries and sectors, and dislocate opportunities in the labor force, which could negatively affect the overall performance of the Fund’s investments, or alter the services provided to the Fund by its service providers.
Interest Rate Risk. The risk that the values of debt instruments held by the Fund will change in response to changes in interest rates. In general, the value of a fixed-income instrument with positive duration will generally decline if interest rates increase, whereas the value of an instrument with negative duration will generally decline if interest rates decrease. The value of an instrument with a longer duration (whether positive or negative) will be more sensitive to increases in interest rates than a similar instrument with a shorter duration. Duration is a measure of the expected life of a bond that is used to determine the sensitivity of an instrument’s price to changes in interest rates. For example, the price of a bond fund with an average duration of three years generally would be expected to fall approximately 3% if interest rates rose by one percentage point. Inverse floaters, interest-only and principal-only securities are especially sensitive to interest rate changes, which can affect not only their prices but can also change the income flows and repayment assumptions about those investments.
Adjustable rate instruments also react to interest rate changes in a similar manner although generally to a lesser degree (depending, however, on the characteristics of the reset terms, including the index chosen, frequency of reset and reset caps or floors, among other things). During periods of increasing interest rates, changes in the interest rate payments of adjustable rate instruments may lag the changes in market interest rates or may have limits on the maximum increase in interest rates. Conversely, there may not be any limitations or caps on the adjustment down of interest rate payments during periods of declining market interest rates. For example, if a fixed income security has a ten-year duration, it will decrease in value by approximately 10% if interest rates rise 1% and increase in value by approximately 10% if interest rates fall 1%. The Fund may face a heightened level of interest rate risk during periods when the Federal Reserve raises interest rates.
Mortgage-Backed Securities Risk. Mortgage-backed securities include, among other things, participation interests in pools of residential mortgage loans purchased from individual lenders by a federal agency or originated and issued by private lenders and involve, among others, the following risks:
Credit and Market Risks of Mortgage-Backed Securities. Many issuers or servicers of mortgage-backed securities guarantee timely payment of interest and principal on the securities, whether or not payments are made when due on the underlying mortgages. This kind of guarantee generally increases the quality of a security, but does not mean that the security’s market value and yield will not change. The values of mortgage-backed securities may change because of changes in the market’s perception of the credit quality of the assets held by the issuer of the mortgage-backed securities or an entity, if any, providing credit support in respect of the mortgage-backed securities. In addition, an unexpectedly high rate of defaults on the mortgages held by a mortgage pool may limit substantially the pool’s ability to make payments of principal or interest to the Fund as a holder of such securities, reducing the values of those securities or in some cases rendering them worthless. The Fund also may purchase securities that are not guaranteed or subject to any credit support. An investment in a privately issued mortgage-backed security may be less liquid and subject to greater credit risks than an investment in a mortgage-backed security that is issued or otherwise guaranteed by a federal government agency.
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Commercial Mortgage-Backed Securities (CMBS). CMBS include securities that reflect an interest in, or are secured by, mortgage loans on commercial real property. Many of the risks of investing in commercial mortgage-backed securities reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments and the ability of a property to attract and retain tenants. Commercial mortgage-backed securities may be less liquid and exhibit greater price volatility than other types of mortgage- or asset-backed securities.
Prepayment, Extension and Redemption Risks of Mortgage-Backed Securities. Mortgage-backed securities may reflect an interest in monthly payments made by the borrowers who receive the underlying mortgage loans. Although the underlying mortgage loans are for specified periods of time, such as 20 or 30 years, the borrowers can, and historically have paid them off sooner, which is referred to as prepayment risk (described below). Mortgage-backed securities also are subject to extension risk (described above). In addition, a mortgage-backed security may be subject to redemption at the option of the issuer. If a mortgage-backed security held by the Fund is called for redemption, the Fund will be required to permit the issuer to redeem or pay-off the security, which could have an adverse effect on the Fund’s ability to achieve its investment objective.
Liquidity Risk of Mortgage-Backed Securities. Investments in privately issued mortgage-backed securities may have less liquidity than mortgage-backed securities that are issued by a federal government agency. Because mortgage-backed securities have the potential to be less liquid than other securities, the Fund may be more susceptible to liquidity risks than funds that invest in other securities. In the past, in stressed markets, certain types of mortgage-backed securities suffered periods of illiquidity when disfavored by the market. It is possible that the Fund may be unable to sell a mortgage-backed security at a desirable time or at the value the Fund has placed on the investment.
Collateralized Mortgage Obligations (CMOs). There are certain risks associated specifically with CMOs. CMOs are debt obligations collateralized by mortgage loans or mortgage pass-through securities. The expected average life of CMOs is determined using mathematical models that incorporate prepayment assumptions and other factors that involve estimates of future economic and market conditions.
Adjustable Rate Mortgages. Adjustable Rate Mortgages (ARMs) contain maximum and minimum rates beyond which the mortgage interest rate may not vary over the lifetime of the security. In addition, many ARMs provide for additional limitations on the maximum amount by which the mortgage interest rate may adjust for any single adjustment period.
Interest and Principal Only Securities Risk. Stripped mortgage-backed securities are usually structured with two classes that receive different portions of the interest and principal distributions on a pool of debt instruments, such as mortgage loans. In one type of stripped mortgage-backed security, one class will receive all of the interest from the mortgage assets (the interest-only, or “IO” class), while the other class will receive all of the principal from the mortgage assets (the principal-only, or “PO” class).
Inverse Floaters and Related Securities Risk. Investments in inverse floaters and similar instruments expose the Fund to the same risks as investments in debt securities and derivatives, as well as other risks, including those associated with leverage and increased volatility. An investment in these securities typically will involve greater risk than an investment in a fixed rate security.
Credit Risk. Credit risk refers to the possibility that the issuer of a debt security (i.e., the borrower) will not be able to make principal and interest payments when due. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Fund’s investment in that issuer. The degree of credit risk depends on the issuer’s financial condition and on the terms of the securities.
High Yield (Junk Bonds) Risk. Debt instruments rated below investment grade or debt instruments that are unrated and determined by the Adviser to be of comparable quality are predominantly speculative. They are usually issued by companies without long track records of sales and earnings or by companies with questionable credit strength. These instruments, commonly known as ‘junk bonds,’ have a higher degree of default risk and may be less liquid than higher-rated bonds.
These instruments may be subject to greater price volatility due to such factors as specific corporate developments, interest rate sensitivity, negative perceptions of high yield investments generally, general economic downturn, and less secondary
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market liquidity. This potential lack of liquidity may make it more difficult for the Fund to value these instruments accurately. An economic downturn could severely affect the ability of issuers (particularly those that are highly leveraged) to service their debt obligations or to repay their obligations upon maturity.
Asset-Backed Securities Risk. Asset-backed investments tend to increase in value less than other debt securities when interest rates decline, but are subject to similar risk of decline in market value during periods of rising interest rates. In a period of declining interest rates, the Fund may be required to reinvest more frequent prepayments on asset-backed investments in lower-yielding investments. There is a risk that borrowers may default on their obligations in respect of certain underlying obligations of asset-backed securities. Certain assets underlying asset-backed securities are subject to prepayment, which may reduce the overall return to asset-backed security holders. The insolvency of entities that generate receivables or that utilize the assets may result in added costs and delays in addition to losses associated with a decline in the value of underlying assets. Certain asset-backed securities do not have the benefit of the same security interest in the related collateral as do mortgage-backed securities; nor are they provided government guarantees of repayment as are some mortgage-backed securities. Credit card receivables generally are unsecured, and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. In addition, some issuers of automobile receivables permit the servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related automobile receivables.
Prepayment Risk. When interest rates fall, certain obligations will be paid off by the obligor more quickly than originally anticipated, and the Fund may have to invest the proceeds in securities with lower yields. In periods of falling interest rates, the rate of prepayments tends to increase (as does price fluctuation) as borrowers are motivated to pay off debt and refinance at new lower rates. During such periods, reinvestment of the prepayment proceeds by the management team will generally be at lower rates of return than the return on the assets that were prepaid. Prepayment reduces the yield to maturity and the average life of the security.
Extension Risk. When interest rates rise, certain obligations will be paid off by the obligor more slowly than anticipated, causing the value of these obligations to fall. Rising interest rates tend to extend the duration of securities, making them more sensitive to changes in interest rates. The value of longer-term securities generally changes more in response to changes in interest rates than shorter-term securities. As a result, in a period of rising interest rates, securities may exhibit additional volatility and may lose value.
U.S. Government Securities Risk. Obligations of U.S. Government agencies, authorities, instrumentalities and sponsored enterprises have historically involved little risk of loss of principal if held to maturity. However, not all U.S. Government securities are backed by the full faith and credit of the United States. Obligations of certain agencies, authorities, instrumentalities and sponsored enterprises of the U.S. Government are backed by the full faith and credit of the United States (e.g., the Government National Mortgage Association); other obligations are backed by the right of the issuer to borrow from the U.S. Treasury (e.g., the Federal Home Loan Banks) and others are supported by the discretionary authority of the U.S. Government to purchase an agency’s obligations. Still others are backed only by the credit of the agency, authority, instrumentality or sponsored enterprise issuing the obligation. No assurance can be given that the U.S. Government would provide financial support to any of these entities if it is not obligated to do so by law.
Bank Loans Risk. Commercial banks and other financial institutions or institutional investors make corporate loans to companies that need capital to grow or restructure. Borrowers generally pay interest on corporate loans at rates that change in response to changes in standardized market interest rates. As a result, the value of corporate loan investments is generally less exposed to the adverse effects of shifts in market interest rates than investments that pay a fixed rate of interest. The market for corporate loans may be subject to irregular trading activity and wide bid/ask spreads. In addition, transactions in corporate loans may settle on a delayed basis.
As a result, the proceeds from the sale of corporate loans may not be readily available to make additional investments or to meet the Fund’s redemption obligations. To the extent the extended settlement process gives rise to short-term liquidity needs, the Fund may hold additional cash, sell investments or temporarily borrow from banks and other lenders. The corporate loans in which the Fund invests are usually rated below investment grade.
Foreign Securities and Emerging Markets Risk. Foreign securities subject the Fund to the risks associated with investing in the particular country of an issuer, including the political, regulatory, economic, social, diplomatic and other conditions or
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events, including, for example, military confrontations, war and terrorism; occurring in the country or region, as well as risks associated with less developed custody and settlement practices. Foreign securities may be more volatile and less liquid than securities of U.S. companies and are subject to the risks associated with potential imposition of economic and other sanctions against a particular foreign country, its nationals or industries or businesses within the country. In addition, foreign governments may impose withholding or other taxes on the Fund’s income, capital gains or proceeds from the disposition of foreign securities, which could reduce the Fund’s return on such securities. The performance of the Fund may also be negatively impacted by fluctuations in a foreign currency’s strength or weakness relative to the U.S. dollar, particularly to the extent the Fund invests a significant percentage of its assets in foreign securities or other assets denominated in currencies other than the U.S. dollar.
Depositary receipts risk. Depositary receipts are receipts issued by a bank or trust company reflecting ownership of underlying securities issued by foreign companies. Some foreign securities are traded in the form of American Depositary Receipts (ADRs), Global Depositary Receipts (GDRs) or European Depositary Receipts (EDRs). Depositary receipts involve risks similar to the risks associated with investments in foreign securities, including those associated with investing in the particular country of an issuer, which may be related to the particular political, regulatory, economic, social and other conditions or events, including, for example, military confrontations, war and terrorism, occurring in the country and fluctuations in its currency, as well as market risk tied to the underlying foreign company. In addition, ADR holders may have limited voting rights, may not have the same rights afforded typical company stockholders in the event of a corporate action such as an acquisition, merger or rights offering and may experience difficulty in receiving company stockholder communications.
Emerging markets risk. Emerging markets may be more likely to experience political turmoil or rapid changes in market or economic conditions than more developed countries. In addition, the financial stability of issuers (including governments) in emerging market countries may be more precarious than that of issuers in other countries.
Investment Style Risk. Different investment styles tend to shift in and out of favor depending on market conditions and investor sentiment. A Sub-adviser’s approach to investing could cause it to underperform other managers that employ a different investment style. For example, growth stocks tend to be more volatile than certain other types of stocks, and their prices may fluctuate more dramatically than the overall stock market. A stock with growth characteristics can have sharp price declines due to decreases in current or expected earnings and may lack dividends that can help cushion its share price in a declining market.
Active Management Risk. Due to the active management investment strategies used by the Fund’s Sub-advisers, the Fund could underperform its benchmark index and/or other funds with similar investment objectives and/or strategies. The Sub-advisers’ judgments about the attractiveness, value, or potential appreciation of the Fund’s investments may prove to be incorrect.
Liquidity Risk. Liquidity risk exists when particular investments are difficult to purchase or sell. The market for certain investments may become illiquid due to specific adverse changes in the condition of a particular issuer or under adverse market or economic conditions independent of the issuer. The Fund’s investments in illiquid securities may reduce the returns of the Fund because it may be unable to sell the illiquid securities at an advantageous time or price. Further, transactions in illiquid securities may entail transaction costs that are higher than those for transactions in liquid securities.
Securities Lending Risk. The Fund may lend portfolio securities to broker-dealers or other financial intermediaries on a fully collateralized basis in order to earn additional income. The Fund may lose money from securities lending if, for example, it is delayed in or prevented from selling the collateral after the loan is made or recovering the securities loaned or if it incurs losses on the reinvestment of cash collateral.
Management Risk. Securities held by the Fund may underperform those held by other funds investing in the same asset class or benchmarks that are representative of the asset class because of the Sub-advisers’ choice of securities.
Multi-Manager Risk. The Adviser may be unable to identify and retain Sub-advisers who achieve superior investment returns relative to other similar Sub-advisers. In addition, the investment styles of the Sub-advisers may not complement each other as expected by the Adviser. The Fund may experience a higher portfolio turnover rate, which can increase the Fund’s transaction costs and more taxable short-term gains for shareholders.
Portfolio Turnover Risk. Frequent buying and selling of investments may involve higher trading costs and other expenses and may affect the Fund’s performance over time.
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Loan Assignment/Loan Participation Risk. If a bank loan is acquired through an assignment, the Fund may not be able to unilaterally enforce all rights and remedies under the loan and with regard to any associated collateral. If a bank loan is acquired through a participation, the Fund generally will have no right to enforce against the borrower compliance by the borrower with the terms of the loan agreement, and the Fund may not benefit from the collateral supporting the debt obligation in which it has purchased the participation. As a result, the Fund will be exposed to the credit risk of both the borrower and the institution selling the participation.
Derivatives Risk. Derivatives, such as forwards, futures, swaps and options, may involve significant risks. Derivatives are financial instruments, traded on an exchange or in the over-the-counter (OTC) markets, with a value in relation to, or derived from, the value of an underlying asset(s) (such as a security, commodity or currency) or other reference, such as an index, rate or other economic indicator (each an underlying reference).
Derivatives could result in Fund losses if the underlying references do not perform as anticipated. Use of derivatives is a highly specialized activity that can involve investment techniques, risks, and tax planning different from those associated with more traditional investment instruments. The Fund’s derivatives strategy may not be successful and use of certain derivatives could result in substantial, potentially unlimited, losses to the Fund regardless of the Fund’s actual investment. A relatively small movement in the price, rate or other economic indicator associated with the underlying reference may result in substantial loss for the Fund. Derivatives may be more volatile than other types of investments. Derivatives can increase the Fund’s risk exposure to underlying references and their attendant risks, including the risk of an adverse credit event associated with the underlying reference (credit risk), the risk of adverse movement in the value, price or rate of the underlying reference (market risk), the risk of adverse movement in the value of underlying currencies (foreign currency risk) and the risk of adverse movement in underlying interest rates (interest rate risk).
Derivatives may expose the Fund to additional risks, including the risk of loss due to a derivative position that is imperfectly correlated with the underlying reference it is intended to hedge or replicate (correlation risk), the risk that a counterparty will fail to perform as agreed (counterparty risk), the risk that a hedging strategy may fail to mitigate losses, and may offset gains (hedging risk), the risk that losses may be greater than the amount invested (leverage risk), the risk that the Fund may be unable to sell an investment at an advantageous time or price (liquidity risk), the risk that the investment may be difficult to value (pricing risk), and the risk that the price or value of the investment fluctuates significantly over short periods of time (volatility risk). The value of derivatives may be influenced by a variety of factors, including national and international political and economic developments. Potential changes to the regulation of the derivatives markets may make derivatives more costly, may limit the market for derivatives, or may otherwise adversely affect the value or performance of derivatives.
Forwards. A forward contract is an over-the-counter derivative transaction between two parties to buy or sell a specified amount of an underlying reference at a specified price (or rate) on a specified date in the future. Forward contracts are negotiated on an individual basis and are not standardized or traded on exchanges. The market for forward contracts is substantially unregulated (there is no limit on daily price movements and speculative position limits are not applicable). The principals who deal in certain forward contract markets are not required to continue to make markets in the underlying references in which they trade, and these markets can experience periods of illiquidity, sometimes of significant duration. There have been periods during which certain participants in forward contract markets have refused to quote prices for certain underlying references or have quoted prices with an unusually wide spread between the price at which they were prepared to buy and that at which they were prepared to sell. At or prior to maturity of a forward contract, the Fund may enter into an offsetting contract and may incur a loss to the extent there has been adverse movement in forward contract prices. The liquidity of the markets for forward contracts depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants make or take delivery, liquidity in the market for forwards could be reduced. A relatively small price movement in a forward contract may result in substantial losses to the Fund, exceeding the amount of the margin paid. Forward contracts can increase the Fund’s risk exposure to underlying references and their attendant risks, such as credit risk, market risk, foreign currency risk and interest rate risk, while also exposing the Fund to correlation risk, counterparty risk, hedging risk, leverage risk, liquidity risk, pricing risk and volatility risk.
A forward foreign currency contract is a derivative (forward contract) in which the underlying reference is a country’s or region’s currency. The Fund may agree to buy or sell a country’s or region’s currency at a specific price on a specific date in the future. These instruments may fall in value (sometimes dramatically) due to foreign market downswings or foreign currency value fluctuations, subjecting the Fund to foreign currency risk (the risk that Fund performance may be negatively impacted by foreign currency strength or weakness relative to the U.S. dollar, particularly if the Fund
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exposes a significant percentage of its assets to currencies other than the U.S. dollar). The effectiveness of any currency strategy by the Fund may be reduced by the Fund’s inability to precisely match forward contract amounts and the value of securities involved. Forward foreign currency contracts used for hedging may also limit any potential gain that might result from an increase or decrease in the value of the currency. Unanticipated changes in the currency markets could result in reduced performance for the Fund. When the Fund converts its foreign currencies into U.S. dollars, it may incur currency conversion costs due to the spread between the prices at which it may buy and sell various currencies in the market.
Futures. Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a reference instrument at a specified price, date and time. Entering into a contract to buy an underlying reference instrument is commonly referred to as buying a contract or holding a long position in the asset. Entering into a contract to sell an underlying reference instrument is commonly referred to as selling a contract or holding a short position in the underlying reference instrument. Futures contracts are considered to be commodity contracts.
Options. An option is a contract between two parties for the purchase and sale of a financial instrument for a specified price at a specified time. Unlike a futures contract, an option grants the purchaser, in exchange for a premium payment, a right (not an obligation) to buy or sell a financial instrument. An option on a futures contract gives the purchaser the right, in exchange for a premium, to assume a position in a futures contract at a specified exercise price during the term of the option. The seller of an uncovered call (buy) option assumes the risk of a theoretically unlimited increase in the market price of the underlying security above the exercise price of the option. The securities necessary to satisfy the exercise of the call option may be unavailable for purchase except at much higher prices. Purchasing securities to satisfy the exercise of the call option can itself cause the price of the securities to rise further, sometimes by a significant amount, thereby exacerbating the loss. The buyer of a call option assumes the risk of losing its entire premium invested in the call option. The seller (writer) of a put (sell) option that is covered (e.g., the writer has a short position in the underlying security) assumes the risk of an increase in the market price of the underlying security above the sales price (in establishing the short position) of the underlying security plus the premium received and gives up the opportunity for gain on the underlying security below the exercise price of the option. The seller of an uncovered put option assumes the risk of a decline in the market price of the underlying security below the exercise price of the option. The buyer of a put option assumes the risk of losing his entire premium invested in the put option. An option’s time value (i.e., the component of the option’s value that exceeds the in-the-money amount) tends to diminish over time. Even though an option may be in-the-money to the buyer at various times prior to its expiration date, the buyer’s ability to realize the value of an option depends on when and how the option may be exercised. For example, the terms of a transaction may provide for the option to be exercised automatically if it is in-the-money on the expiration date. Conversely, the terms may require timely delivery of a notice of exercise, and exercise may be subject to other conditions (such as the occurrence or non-occurrence of certain events, such as knock-in, knock-out or other barrier events) and timing requirements, including the “style” of the option.
Swap Agreements. Swaps are agreements whereby two parties agree to exchange payment streams calculated by reference to an underlying asset, such as a rate, index, instrument or securities. Swaps typically involve credit risk, market risk, liquidity risk, funding risk, operational risk, legal and documentation risk, regulatory risk and/or tax risk. Interest rate swaps involve one party, in return for a premium, agreeing to make payments to another party to the extent that interest rates exceed or fall below a specified rate (a “cap” or “floor,” respectively). Swap agreements involve the risk that the party with whom the Fund has entered into the swap will default on its obligation to pay the Fund and the risk that the Fund will not be able to meet its obligations to the other party to the agreement.
Regulation relating to the Fund’s use of derivatives and related instruments, including Rule 18f-4 under the 1940 Act, could potentially limit or impact the Fund’s ability to invest in derivatives, limit the Fund’s ability to employ certain strategies that use derivatives and/or adversely affect the value of derivatives and the Fund’s performance.
TBA and When-Issued Transaction Risk. TBA and When-Issued securities involve risk that a security the Fund buys will lose value prior to its delivery. There is also risk that the security will not be issued or that the other party to the transaction will not meet its obligations. If this occurs, the Fund loses both the investment opportunity for the assets it set aside to pay for the security and any gain in the security’s price.
Call Risk. If, during periods of falling interest rates, an issuer calls higher-yielding debt securities held by the Strategy, the Strategy may have to reinvest in securities with lower yields or higher risk of default, which may adversely impact the Strategy’s performance.
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Hedging Risk. Hedges are sometimes subject to imperfect matching between the derivative and the underlying security, and there can be no assurance that the Fund’s hedging transactions will be effective. In addition, the use of hedging may result in certain adverse tax consequences.
Currency Risk. Exchange rates for currencies fluctuate daily. The combination of currency risk and market risks tends to make securities traded in foreign markets more volatile than securities traded exclusively in the United States. Investing in currencies or securities denominated in a foreign currency entails risk of being exposed to a currency that may not fully reflect the strengths and weaknesses of the economy of the country or region utilizing the currency. In addition, it is possible that a currency (such as, for example, the euro) could be abandoned in the future by countries that have already adopted its use, and the effects of such an abandonment on the applicable country and the rest of the countries utilizing the currency are uncertain but could negatively affect the Fund’s investments denominated in the currency. If a currency used by a country or countries is replaced by another currency, the Fund’s Adviser would evaluate whether to continue to hold any investments denominated in such currency, or whether to purchase investments denominated in the currency that replaces such currency, at the time. Such investments may continue to be held, or purchased, to the extent consistent with the Fund’s investment objective(s) and permitted under applicable law.
Many countries rely heavily upon export-dependent businesses and any strength in the exchange rate between a currency and the U.S. dollar or other currencies can have either a positive or a negative effect upon corporate profits and the performance of investments in the country or region utilizing the currency. Adverse economic events within such country or region may increase the volatility of exchange rates against other currencies, subjecting the Fund’s investments denominated in such country’s or region’s currency to additional risks.
Investment Company and Exchange-Traded Funds (ETFs) Risk. When the Fund invests in an investment company, including closed-end funds and ETFs, in addition to directly bearing the expenses associated with its own operations, it will bear a pro rata portion of the investment company’s expenses. Further, while the risks of owning shares of an investment company generally reflect the risks of owning the underlying investments of the investment company, the Fund may be subject to additional or different risks than if the Fund had invested directly in the underlying investments. For example, the lack of liquidity in an ETF could result in its value being more volatile than that of the underlying portfolio securities. Closed-end investment companies issue a fixed number of shares that trade on a stock exchange or over-the-counter at a premium or a discount to their net asset value. As a result, a closed-end fund’s share price fluctuates based on what another investor is willing to pay rather than on the market value of the securities in the fund. The shares of many closed-end funds, after their initial public offering, frequently trade at a price per share that is less than the net asset value per share, the difference representing the “market discount” of such shares. This market discount may be due in part to the investment objective of long-term appreciation, which is sought by many closed-end funds, as well as to the fact that the shares of closed-end funds are not redeemable by the holder upon demand to the issuer at the next determined net asset value, but rather, are subject to supply and demand in the secondary market. A relative lack of secondary market purchasers of closed-end fund shares also may contribute to such shares trading at a discount to their net asset value. The Fund may invest in shares of closed-end funds that are trading at a discount to net asset value or at a premium to net asset value. There can be no assurance that the market discount on shares of any closed-end fund purchased by the Fund will ever decrease. In fact, it is possible that this market discount may increase and the Fund may suffer realized or unrealized capital losses due to further decline in the market price of the securities of such closed-end funds, thereby adversely affecting the net asset value of the Fund’s shares. Similarly, there can be no assurance that any shares of a closed-end fund purchased by the Fund at a premium will continue to trade at a premium or that the premium will not decrease subsequent to a purchase of such shares by the Fund. Closed-end funds may issue senior securities (including preferred stock and debt obligations) for the purpose of leveraging the closed-end fund’s common shares in an attempt to enhance the current return to such closed-end fund’s common shareholders. The Fund’s investment in the common shares of closed-end funds that are financially leveraged may create an opportunity for greater total return on its investment, but at the same time may be expected to exhibit more volatility in market price and net asset value than an investment in shares of investment companies without a leveraged capital structure.
Your investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency entity or person.
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Destinations Low Duration Fixed Income Fund
Investment objective
Current income.
Principal investment strategies
The Fund will invest, under normal market conditions, at least 80% of its total assets (plus the amount of any borrowings for investment purposes) in a diversified portfolio of fixed income securities. The Fund will normally be constructed with an average duration of three years or less. The Fund defines duration as the approximate measure of the sensitivity of the market value of the Fund’s holdings to changes in interest rates. The Fund’s 80% policy is not fundamental and can be changed upon 60 days’ prior notice to shareholders.
The Fund employs a “multi-manager” strategy whereby Orion Portfolio Solutions, LLC d.b.a. Brinker Capital Investments (the “Adviser”) allocates the Fund’s assets among professional money managers (each, a “Sub-adviser,” and collectively, the “Sub-advisers”), each of which is responsible for investing its allocated portion of the Fund’s assets. The Adviser may also invest a portion of the Fund’s assets in unaffiliated funds that are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), and that have investment objectives and principal investment strategies consistent with those of the Fund, including open-end funds, closed-end funds and exchange traded funds (ETFs), which may be passively managed (i.e., index-tracking) or actively managed. ETFs may also be used to transition the Fund’s portfolio or to equitize cash while awaiting an opportunity to purchase securities directly. When determining how to allocate the Fund’s assets between unaffiliated funds and Sub-advisers, and among Sub-advisers, the Adviser considers a variety of factors.
The Fund primarily invests in bonds, debt, fixed income and income-producing instruments issued by governmental or private-sector entities, including mortgage-backed securities, junk bonds, corporate debt, asset-backed securities, foreign securities (including emerging markets), inflation-indexed bonds, bank loans and assignments, collateralized loan obligations, preferred securities and special purpose acquisition companies (SPACs). The Fund may invest in companies with limited operating histories. Sub-advisers employing an actively managed strategy will select securities based on its assessment of one or more of a variety of factors; including:
•	security selection within a given sector;
•	relative performance of the various market sectors;
•	the shape of the yield curve; or
•	fluctuations in the overall level of interest rates.
The Fund may invest some of its assets in securities that have not been called or tendered having a maturity date in excess of three years. The Fund may also invest some or all of its net assets in fixed income and other income-producing instruments rated below investment grade and those that are unrated but determined by the Fund’s Sub-advisers to be of comparable credit quality. The Sub-advisers do not consider the term “junk bonds” to include any mortgage-backed securities or any other asset-backed securities, regardless of their credit rating or credit quality.
The Fund may invest without limit in mortgage-backed securities of any maturity or type, including those guaranteed by, or secured by collateral that is guaranteed by, the United States government, its agencies, instrumentalities or sponsored corporations, as well as those of private issuers not subject to any guarantee. Mortgage-backed securities include, among others, government mortgage pass-through securities, collateralized mortgage obligations, multiclass pass-through securities, private mortgage pass-through securities, stripped mortgage securities (e.g., interest-only and principal-only securities) and inverse floaters.
The Fund may also invest in other investment companies or private investment vehicles managed by a Sub-adviser, including, but not limited to, vehicles that rely on Section 3(c)(1), Section 3(c)(5) or Section 3(c)(7) of the 1940 Act.
The Fund may enter into derivatives transactions and other instruments of any kind for hedging purposes or otherwise to gain or reduce long or short exposure to one or more asset classes or issuers.
The Fund may lend portfolio securities to earn additional income. Any income realized through securities lending may help Fund performance.
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A Sub-adviser may sell a security for a variety of reasons, such as where the Sub-adviser believes:
•	a corporate action or announcement may affect the issuer;
•	the security may be purchased at a discount and/or sold prior to maturity and it would be advantageous to do so;
•	there is a better investment opportunity;
•	the portfolio securities no longer represent relatively attractive investment opportunities;
•	there is a deterioration in the credit fundamentals of the issuer; or
•	the individual security has reached the sell target.
The Fund may also sell securities when the Adviser reallocates assets among Sub-advisers or between passive and active management strategies.
Due to its investment strategy, the Fund may buy and sell securities and other instruments frequently.
Principal risks
Investing in any mutual fund involves the risk that you may lose part or all of the money you invest. Over time, the value of your investment in the Fund will increase and decrease according to changes in the value of the securities in the Fund’s portfolio.
The Fund’s principal risks include:
Market Risk. Market values of securities or other investments that the Fund holds will fall, sometimes rapidly or unpredictably, or fail to rise. Returns from the securities in which the Fund invests may underperform returns from the general securities markets or other types of securities. An investment in the Fund could lose money over short or long periods. Markets may decline significantly in response to adverse issuer, political, regulatory, market, economic or other developments that may cause broad changes in market value, public perceptions concerning these developments, and adverse investor sentiment or publicity. Similarly, environmental and public health risks, such as natural disasters, epidemics, pandemics or widespread fear that such events may occur, may impact markets adversely and cause market volatility in both the short- and long-term.
Fixed Income Market Risk. The prices of the Fund’s fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments and their agencies. Generally, the Fund’s fixed income securities will decrease in value if interest rates rise and vice versa. Fixed income securities may have fixed-, variable- or floating-rates. There is a risk that the current interest rate on floating and variable rate instruments may not accurately reflect existing market interest rates. Also, longer-term securities are generally more sensitive to changes in the level of interest rates, so the average maturity or duration of these securities affects risk.
Changes in government policy, including the Federal Reserve’s decisions with respect to raising interest rates or terminating certain programs such as quantitative easing, could increase the risk that interest rates will rise. Rising interest rates may, in turn, increase volatility and reduce liquidity in the fixed income markets, and result in a decline in the value of the fixed income investments held by the Fund. These risks may be heightened in a low interest rate environment. In addition, reductions in dealer market-making capacity as a result of structural or regulatory changes could further decrease liquidity and/or increase volatility in the fixed income markets. In the case of foreign securities, price fluctuations will reflect international economic and political events, as well as changes in currency valuations relative to the U.S. dollar. As a result of these conditions, the Fund’s value may fluctuate and/or the Fund may experience increased redemptions from shareholders, which may impact the Fund’s liquidity or force the Fund to sell securities into a declining or illiquid market.
Current Market Conditions Risk. A particular investment, or shares of the Fund in general, may fall in value due to current market conditions. Unexpected changes in interest rates could lead to significant market volatility or reduce liquidity in certain sectors of the market. The ongoing adversarial political climate in the United States, as well as political and diplomatic events both domestic and abroad may adversely impact the U.S. regulatory landscape, markets and investor behavior, which could negatively impact the Fund’s investments and operations. Other unexpected political, regulatory and diplomatic events within the U.S. and abroad may affect investor and consumer confidence and may adversely impact financial markets and the broader economy. For example, ongoing armed conflicts between Russia and Ukraine in Europe
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and among Israel, Hamas and other militant groups in the Middle East, have caused and could continue to cause significant market disruptions and volatility within the markets in Russia, Europe, the Middle East and the United States. The economies of the United States and its trading partners, as well as the financial markets generally, may be adversely impacted by trade disputes and other matters. If geopolitical conflicts develop or worsen, economies, markets and individual securities may be adversely affected, and the value of the Fund’s assets may decline. Additional examples of events that have led to fluctuations in markets include pandemic risks related to COVID-19 and aggressive measures taken worldwide in response by governments and businesses, elevated inflation levels and problems in the banking sector. Additionally, the rapid development and increasingly widespread use of certain artificial intelligence (AI) technologies may adversely impact markets, disrupt existing industries and sectors, and dislocate opportunities in the labor force, which could negatively affect the overall performance of the Fund’s investments, or alter the services provided to the Fund by its service providers.
Interest Rate Risk. The risk that the values of debt instruments held by the Fund will change in response to changes in interest rates. In general, the value of a fixed-income instrument with positive duration will generally decline if interest rates increase, whereas the value of an instrument with negative duration will generally decline if interest rates decrease. The value of an instrument with a longer duration (whether positive or negative) will be more sensitive to increases in interest rates than a similar instrument with a shorter duration. Duration is a measure of the expected life of a bond that is used to determine the sensitivity of an instrument’s price to changes in interest rates. For example, the price of a bond fund with an average duration of three years generally would be expected to fall approximately 3% if interest rates rose by one percentage point. Inverse floaters, interest-only and principal-only securities are especially sensitive to interest rate changes, which can affect not only their prices but can also change the income flows and repayment assumptions about those investments. Adjustable rate instruments also react to interest rate changes in a similar manner although generally to a lesser degree (depending, however, on the characteristics of the reset terms, including the index chosen, frequency of reset and reset caps or floors, among other things). During periods of increasing interest rates, changes in the interest rate payments of adjustable rate instruments may lag the changes in market interest rates or may have limits on the maximum increase in interest rates.
Conversely, there may not be any limitations or caps on the adjustment down of interest rate payments during periods of declining market interest rates. For example, if a fixed income security has a ten-year duration, it will decrease in value by approximately 10% if interest rates rise 1% and increase in value by approximately 10% if interest rates fall 1%. The Fund may face a heightened level of interest rate risk during periods when the Federal Reserve raises interest rates.
Credit Risk. Credit risk refers to the possibility that the issuer of a debt security (i.e., the borrower) will not be able to make principal and interest payments when due. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Fund’s investment in that issuer. The degree of credit risk depends on the issuer’s financial condition and on the terms of the securities.
High Yield (Junk Bonds) Risk. Debt instruments rated below investment grade or debt instruments that are unrated and determined by the Adviser to be of comparable quality are predominantly speculative. They are usually issued by companies without long track records of sales and earnings or by companies with questionable credit strength. These instruments, commonly known as ‘junk bonds,’ have a higher degree of default risk and may be less liquid than higher-rated bonds.
These instruments may be subject to greater price volatility due to such factors as specific corporate developments, interest rate sensitivity, negative perceptions of high yield investments generally, general economic downturn, and less secondary market liquidity. This potential lack of liquidity may make it more difficult for the Fund to value these instruments accurately. An economic downturn could severely affect the ability of issuers (particularly those that are highly leveraged) to service their debt obligations or to repay their obligations upon maturity.
Mortgage-Backed Securities Risk. Mortgage-backed securities include, among other things, participation interests in pools of residential mortgage loans purchased from individual lenders by a federal agency or originated and issued by private lenders and involve, among others, the following risks:
Credit and Market Risks of Mortgage-Backed Securities. Many issuers or servicers of mortgage-backed securities guarantee timely payment of interest and principal on the securities, whether or not payments are made when due on the underlying mortgages. This kind of guarantee generally increases the quality of a security, but does not mean that the security’s market value and yield will not change. The values of mortgage-backed securities may change because of changes in the market’s perception of the credit quality of the assets held by the issuer of the mortgage-backed securities or an entity, if any, providing credit support in respect of the mortgage-backed securities. In addition, an
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unexpectedly high rate of defaults on the mortgages held by a mortgage pool may limit substantially the pool’s ability to make payments of principal or interest to the Fund as a holder of such securities, reducing the values of those securities or in some cases rendering them worthless. The Fund also may purchase securities that are not guaranteed or subject to any credit support. An investment in a privately issued mortgage-backed security may be less liquid and subject to greater credit risks than an investment in a mortgage-backed security that is issued or otherwise guaranteed by a federal government agency.
Commercial Mortgage-Backed Securities (CMBS). CMBS include securities that reflect an interest in, or are secured by, mortgage loans on commercial real property. Many of the risks of investing in commercial mortgage-backed securities reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments and the ability of a property to attract and retain tenants. Commercial mortgage-backed securities may be less liquid and exhibit greater price volatility than other types of mortgage- or asset-backed securities.
Prepayment, Extension and Redemption Risks of Mortgage-Backed Securities. Mortgage-backed securities may reflect an interest in monthly payments made by the borrowers who receive the underlying mortgage loans. Although the underlying mortgage loans are for specified periods of time, such as 20 or 30 years, the borrowers can, and historically have paid them off sooner, which is referred to as prepayment risk (described below). Mortgage-backed securities also are subject to extension risk (described above). In addition, a mortgage-backed security may be subject to redemption at the option of the issuer. If a mortgage-backed security held by the Fund is called for redemption, the Fund will be required to permit the issuer to redeem or pay-off the security, which could have an adverse effect on the Fund’s ability to achieve its investment objective.
Liquidity Risk of Mortgage-Backed Securities. Investments in privately issued mortgage-backed securities may have less liquidity than mortgage-backed securities that are issued by a federal government agency. Because mortgage-backed securities have the potential to be less liquid than other securities, the Fund may be more susceptible to liquidity risks than funds that invest in other securities. In the past, in stressed markets, certain types of mortgage-backed securities suffered periods of illiquidity when disfavored by the market. It is possible that the Fund may be unable to sell a mortgage-backed security at a desirable time or at the value the Fund has placed on the investment.
Collateralized Mortgage Obligations (CMOs). There are certain risks associated specifically with CMOs. CMOs are debt obligations collateralized by mortgage loans or mortgage pass-through securities. The expected average life of CMOs is determined using mathematical models that incorporate prepayment assumptions and other factors that involve estimates of future economic and market conditions.
Adjustable Rate Mortgages. Adjustable Rate Mortgages (ARMs) contain maximum and minimum rates beyond which the mortgage interest rate may not vary over the lifetime of the security. In addition, many ARMs provide for additional limitations on the maximum amount by which the mortgage interest rate may adjust for any single adjustment period.
Interest and Principal Only Securities Risk. Stripped mortgage-backed securities are usually structured with two classes that receive different portions of the interest and principal distributions on a pool of debt instruments, such as mortgage loans. In one type of stripped mortgage-backed security, one class will receive all of the interest from the mortgage assets (the interest-only, or “IO” class), while the other class will receive all of the principal from the mortgage assets (the principal-only, or “PO” class).
Inverse Floaters and Related Securities Risk. Investments in inverse floaters and similar instruments expose the Fund to the same risks as investments in debt securities and derivatives, as well as other risks, including those associated with leverage and increased volatility. An investment in these securities typically will involve greater risk than an investment in a fixed rate security.
Foreign Securities and Emerging Markets Risk. Foreign securities subject the Fund to the risks associated with investing in the particular country of an issuer, including the political, regulatory, economic, social, diplomatic and other conditions or events, including, for example, military confrontations, war and terrorism; occurring in the country or region, as well as risks associated with less developed custody and settlement practices. Foreign securities may be more volatile and less liquid than securities of U.S. companies and are subject to the risks associated with potential imposition of economic and other sanctions against a particular foreign country, its nationals or industries or businesses within the country. In addition, foreign governments may impose withholding or other taxes on the Fund’s income, capital gains or proceeds from the
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disposition of foreign securities, which could reduce the Fund’s return on such securities. The performance of the Fund may also be negatively impacted by fluctuations in a foreign currency’s strength or weakness relative to the U.S. dollar, particularly to the extent the Fund invests a significant percentage of its assets in foreign securities or other assets denominated in currencies other than the U.S. dollar.
Depositary receipts risk. Depositary receipts are receipts issued by a bank or trust company reflecting ownership of underlying securities issued by foreign companies. Some foreign securities are traded in the form of American Depositary Receipts (ADRs), Global Depositary Receipts (GDRs) or European Depositary Receipts (EDRs). Depositary receipts involve risks similar to the risks associated with investments in foreign securities, including those associated with investing in the particular country of an issuer, which may be related to the particular political, regulatory, economic, social and other conditions or events, including, for example, military confrontations, war and terrorism, occurring in the country and fluctuations in its currency, as well as market risk tied to the underlying foreign company. In addition, ADR holders may have limited voting rights, may not have the same rights afforded typical company stockholders in the event of a corporate action such as an acquisition, merger or rights offering and may experience difficulty in receiving company stockholder communications.
Emerging markets risk. Emerging markets may be more likely to experience political turmoil or rapid changes in market or economic conditions than more developed countries. In addition, the financial stability of issuers (including governments) in emerging market countries may be more precarious than that of issuers in other countries.
Asset-Backed Securities Risk. Asset-backed investments tend to increase in value less than other debt securities when interest rates decline, but are subject to similar risk of decline in market value during periods of rising interest rates. In a period of declining interest rates, the Fund may be required to reinvest more frequent prepayments on asset-backed investments in lower-yielding investments. There is a risk that borrowers may default on their obligations in respect of certain underlying obligations of asset-backed securities. Certain assets underlying asset-backed securities are subject to prepayment which may reduce the overall return to asset-backed security holders. The insolvency of entities that generate receivables or that utilize the assets may result in added costs and delays in addition to losses associated with a decline in the value of underlying assets. Certain asset-backed securities do not have the benefit of the same security interest in the related collateral as do mortgage-backed securities; nor are they provided government guarantees of repayment as are some mortgage-backed securities. Credit card receivables generally are unsecured, and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. In addition, some issuers of automobile receivables permit the servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related automobile receivables.
Bank Loans Risk. Commercial banks and other financial institutions or institutional investors make corporate loans to companies that need capital to grow or restructure. Borrowers generally pay interest on corporate loans at rates that change in response to changes in standardized market interest rates. As a result, the value of corporate loan investments is generally less exposed to the adverse effects of shifts in market interest rates than investments that pay a fixed rate of interest. The market for corporate loans may be subject to irregular trading activity and wide bid/ask spreads. In addition, transactions in corporate loans may settle on a delayed basis. As a result, the proceeds from the sale of corporate loans may not be readily available to make additional investments or to meet the Fund’s redemption obligations. To the extent the extended settlement process gives rise to short-term liquidity needs, the Fund may hold additional cash, sell investments or temporarily borrow from banks and other lenders. The corporate loans in which the Fund invests are usually rated below investment grade.
Senior Loans Risk. Senior loans are business loans made to borrowers that may be corporations, partnerships or other entities. These borrowers operate in a variety of industries and across geographic regions. Investing in senior loans involves investment risk and some borrowers default on their senior loan repayments. The risks associated with senior loans are similar to the risks of junk bonds, although senior loans typically are senior and secured, whereas junk bonds often are subordinated and unsecured. Investments in senior loans typically are below investment grade and are considered speculative because of the credit risks of their borrowers. Such borrowers are more likely to default on their payments of interest and principal owed, and such defaults could reduce the Fund’s net asset value and income distributions. An economic downturn generally leads to a higher non-payment rate, and a senior loan may lose significant value before a default occurs. No active trading market may exist for certain senior loans, which may impair the ability of the Fund to
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realize full value in the event of the need to sell a senior loan and which may make it difficult to value senior loans. Adverse market conditions may impair the liquidity of some actively traded senior loans. To the extent that a secondary market does exist for certain senior loans, the market may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods. Senior loans are subject to the risk that when sold, such sale may not settle in a timely manner, resulting in a settlement date that may be much later than the trade date. Delayed settlement interferes with the Fund’s ability to realize the proceeds of senior loan sales in a timely way. There is no assurance that the liquidation of the collateral would satisfy the claims of the borrower’s obligations in the event of the non-payment of scheduled interest or principal, or that the collateral could be readily liquidated. Senior loans may not be deemed to be securities and, in such case, may not be afforded the anti-fraud protections of the Federal securities laws in the event of fraud or misrepresentation by a borrower.
U.S. Government Securities Risk. Obligations of U.S. Government agencies, authorities, instrumentalities and sponsored enterprises have historically involved little risk of loss of principal if held to maturity. However, not all U.S. Government securities are backed by the full faith and credit of the United States. Obligations of certain agencies, authorities, instrumentalities and sponsored enterprises of the U.S. Government are backed by the full faith and credit of the United States (e.g., the Government National Mortgage Association); other obligations are backed by the right of the issuer to borrow from the U.S. Treasury (e.g., the Federal Home Loan Banks) and others are supported by the discretionary authority of the U.S. Government to purchase an agency’s obligations. Still others are backed only by the credit of the agency, authority, instrumentality or sponsored enterprise issuing the obligation. No assurance can be given that the U.S. Government would provide financial support to any of these entities if it is not obligated to do so by law.
Investment Style Risk. Different investment styles tend to shift in and out of favor depending on market conditions and investor sentiment. A Sub-adviser’s approach to investing could cause it to underperform other managers that employ a different investment style. For example, growth stocks tend to be more volatile than certain other types of stocks, and their prices may fluctuate more dramatically than the overall stock market. A stock with growth characteristics can have sharp price declines due to decreases in current or expected earnings and may lack dividends that can help cushion its share price in a declining market.
Active Management Risk. Due to the active management investment strategies used by the Fund’s Sub-advisers, the Fund could underperform its benchmark index and/or other funds with similar investment objectives and/or strategies. The Sub-advisers’ judgments about the attractiveness, value, or potential appreciation of the Fund’s investments may prove to be incorrect.
Liquidity Risk. Liquidity risk exists when particular investments are difficult to purchase or sell. The market for certain investments may become illiquid due to specific adverse changes in the condition of a particular issuer or under adverse market or economic conditions independent of the issuer. The Fund’s investments in illiquid securities may reduce the returns of the Fund because it may be unable to sell the illiquid securities at an advantageous time or price. Further, transactions in illiquid securities may entail transaction costs that are higher than those for transactions in liquid securities.
Securities Lending Risk. The Fund may lend portfolio securities to broker-dealers or other financial intermediaries on a fully collateralized basis in order to earn additional income. The Fund may lose money from securities lending if, for example, it is delayed in or prevented from selling the collateral after the loan is made or recovering the securities loaned or if it incurs losses on the reinvestment of cash collateral.
Special Purpose Acquisition Companies Risks. The Fund may, to the extent permitted by the 1940 Act and its investment policies, invest in special purpose acquisition companies (“SPACs”). Unless and until an acquisition is completed, a SPAC generally invests its assets (less an amount to cover expenses) in U.S. Government securities, money market fund securities and cash. SPACs and similar entities may be blank check companies with no operating history or ongoing business other than to seek a potential acquisition. Accordingly, the value of their securities is particularly dependent on the ability of the entity’s management to identify and complete a profitable acquisition. Certain SPACs may seek acquisitions only in limited industries or regions, which may increase the volatility of their prices. Investments in SPACs may be illiquid and/or be subject to restrictions on resale. To the extent the SPAC is invested in cash or similar securities, this may impact the Fund’s ability to meet its investment objective.
Tax Risk. The investment in equity securities of SPACs introduces complexities beyond typical equity investments and may introduce tax risks to the Fund. In particular, certain non-U.S. SPACs may be treated as “passive foreign investment companies” (“PFICs”) under the Internal Revenue Code of 1986, as amended (the “Code”), thereby causing the Fund to be subject to special tax rules. If a SPAC is classified as a PFIC, the Fund may be subject to U.S. federal income tax on a
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portion of any “excess distribution” or gain from the disposition of shares in the PFIC even if such income is distributed as a taxable dividend by the Fund to its shareholders. Additional charges in the nature of interest may be imposed on the Fund in respect of deferred taxes arising from such distributions or gains unless the Fund makes certain elections. See “Taxes — The Funds and Their Investments — Foreign Investments” in the Statement of Additional Information for additional information.
Investment Company and Exchange-Traded Funds (ETFs) Risk. When the Fund invests in an investment company, including closed-end funds and ETFs, in addition to directly bearing the expenses associated with its own operations, it will bear a pro rata portion of the investment company’s expenses. Further, while the risks of owning shares of an investment company generally reflect the risks of owning the underlying investments of the investment company, the Fund may be subject to additional or different risks than if the Fund had invested directly in the underlying investments. For example, the lack of liquidity in an ETF could result in its value being more volatile than that of the underlying portfolio securities. Closed-end investment companies issue a fixed number of shares that trade on a stock exchange or over-the-counter at a premium or a discount to their net asset value. As a result, a closed-end fund’s share price fluctuates based on what another investor is willing to pay rather than on the market value of the securities in the fund. The shares of many closed-end funds, after their initial public offering, frequently trade at a price per share that is less than the net asset value per share, the difference representing the “market discount” of such shares. This market discount may be due in part to the investment objective of long-term appreciation, which is sought by many closed-end funds, as well as to the fact that the shares of closed-end funds are not redeemable by the holder upon demand to the issuer at the next determined net asset value, but rather, are subject to supply and demand in the secondary market. A relative lack of secondary market purchasers of closed-end fund shares also may contribute to such shares trading at a discount to their net asset value. The Fund may invest in shares of closed-end funds that are trading at a discount to net asset value or at a premium to net asset value. There can be no assurance that the market discount on shares of any closed-end fund purchased by the Fund will ever decrease. In fact, it is possible that this market discount may increase and the Fund may suffer realized or unrealized capital losses due to further decline in the market price of the securities of such closed-end funds, thereby adversely affecting the net asset value of the Fund’s shares. Similarly, there can be no assurance that any shares of a closed-end fund purchased by the Fund at a premium will continue to trade at a premium or that the premium will not decrease subsequent to a purchase of such shares by the Fund. Closed-end funds may issue senior securities (including preferred stock and debt obligations) for the purpose of leveraging the closed-end fund’s common shares in an attempt to enhance the current return to such closed-end fund’s common shareholders. The Fund’s investment in the common shares of closed-end funds that are financially leveraged may create an opportunity for greater total return on its investment, but at the same time may be expected to exhibit more volatility in market price and net asset value than an investment in shares of investment companies without a leveraged capital structure.
Management Risk. Securities held by the Fund may underperform those held by other funds investing in the same asset class or benchmarks that are representative of the asset class because of the Sub-advisers’ choice of securities.
Multi-Manager Risk. The Adviser may be unable to identify and retain Sub-advisers who achieve superior investment returns relative to other similar Sub-advisers. In addition, the investment styles of the Sub-advisers may not complement each other as expected by the Adviser. The Fund may experience a higher portfolio turnover rate, which can increase the Fund’s transaction costs and more taxable short-term gains for shareholders.
Collateralized Loan Obligations (CLOs) Risk. CLO securities are non-recourse obligations of their issuer payable solely from the related underlying collateral or its proceeds. Therefore, as a holder of CLOs, the Fund must rely only on distributions on the underlying collateral or related proceeds for payment. If distributions on the underlying collateral are insufficient to make payments on the CLO securities, no other assets will be available for payment of the deficiency. As a result, the amount and timing of interest and principal payments in respect of CLO securities will depend on the performance and characteristics of the related underlying collateral.
Prepayment Risk. When interest rates fall, certain obligations will be paid off by the obligor more quickly than originally anticipated, and the Fund may have to invest the proceeds in securities with lower yields. In periods of falling interest rates, the rate of prepayments tends to increase (as does price fluctuation) as borrowers are motivated to pay off debt and refinance at new lower rates. During such periods, reinvestment of the prepayment proceeds by the management team will generally be at lower rates of return than the return on the assets that were prepaid. Prepayment reduces the yield to maturity and the average life of the security.
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Extension Risk. When interest rates rise, certain obligations will be paid off by the obligor more slowly than anticipated, causing the value of these obligations to fall. Rising interest rates tend to extend the duration of securities, making them more sensitive to changes in interest rates. The value of longer-term securities generally changes more in response to changes in interest rates than shorter-term securities. As a result, in a period of rising interest rates, securities may exhibit additional volatility and may lose value.
Preferred Securities Risk. The risk that: (i) certain preferred stocks contain provisions that allow an issuer under certain conditions to skip or defer distributions; (ii) preferred stocks may be subject to redemption, including at the issuer’s call, and, in the event of redemption, the Fund may not be able to reinvest the proceeds at comparable or favorable rates of return; (iii) preferred stocks are generally subordinated to bonds and other debt securities in an issuer’s capital structure in terms of priority for corporate income and liquidation payments; and (iv) preferred stocks may trade less frequently and in a more limited volume and may be subject to more abrupt or erratic price movements than many other securities.
Currency Risk. Exchange rates for currencies fluctuate daily. The combination of currency risk and market risks tends to make securities traded in foreign markets more volatile than securities traded exclusively in the United States. Investing in currencies or securities denominated in a foreign currency entails risk of being exposed to a currency that may not fully reflect the strengths and weaknesses of the economy of the country or region utilizing the currency. In addition, it is possible that a currency (such as, for example, the euro) could be abandoned in the future by countries that have already adopted its use, and the effects of such an abandonment on the applicable country and the rest of the countries utilizing the currency are uncertain but could negatively affect the Fund’s investments denominated in the currency. If a currency used by a country or countries is replaced by another currency, the Fund’s Adviser would evaluate whether to continue to hold any investments denominated in such currency, or whether to purchase investments denominated in the currency that replaces such currency, at the time. Such investments may continue to be held, or purchased, to the extent consistent with the Fund’s investment objective(s) and permitted under applicable law.
Many countries rely heavily upon export-dependent businesses and any strength in the exchange rate between a currency and the U.S. dollar or other currencies can have either a positive or a negative effect upon corporate profits and the performance of investments in the country or region utilizing the currency. Adverse economic events within such country or region may increase the volatility of exchange rates against other currencies, subjecting the Fund’s investments denominated in such country’s or region’s currency to additional risks.
Derivatives Risk. Derivatives, such as forwards, futures, swaps and options, may involve significant risks. Derivatives are financial instruments, traded on an exchange or in the over-the-counter (OTC) markets, with a value in relation to, or derived from, the value of an underlying asset(s) (such as a security, commodity or currency) or other reference, such as an index, rate or other economic indicator (each an underlying reference).
Derivatives could result in Fund losses if the underlying references do not perform as anticipated. Use of derivatives is a highly specialized activity that can involve investment techniques, risks, and tax planning different from those associated with more traditional investment instruments. The Fund’s derivatives strategy may not be successful and use of certain derivatives could result in substantial, potentially unlimited, losses to the Fund regardless of the Fund’s actual investment. A relatively small movement in the price, rate or other economic indicator associated with the underlying reference may result in substantial loss for the Fund. Derivatives may be more volatile than other types of investments. Derivatives can increase the Fund’s risk exposure to underlying references and their attendant risks, including the risk of an adverse credit event associated with the underlying reference (credit risk), the risk of adverse movement in the value, price or rate of the underlying reference (market risk), the risk of adverse movement in the value of underlying currencies (foreign currency risk) and the risk of adverse movement in underlying interest rates (interest rate risk).
Derivatives may expose the Fund to additional risks, including the risk of loss due to a derivative position that is imperfectly correlated with the underlying reference it is intended to hedge or replicate (correlation risk), the risk that a counterparty will fail to perform as agreed (counterparty risk), the risk that a hedging strategy may fail to mitigate losses, and may offset gains (you may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below), the risk that losses may be greater than the amount invested (leverage risk), the risk that the Fund may be unable to sell an investment at an advantageous time or price (liquidity risk), the risk that the investment may be difficult to value (pricing risk), and the risk that the price or value of the investment fluctuates
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significantly over short periods of time (volatility risk). The value of derivatives may be influenced by a variety of factors, including national and international political and economic developments. Potential changes to the regulation of the derivatives markets may make derivatives more costly, may limit the market for derivatives, or may otherwise adversely affect the value or performance of derivatives.
Forwards. A forward contract is an over-the-counter derivative transaction between two parties to buy or sell a specified amount of an underlying reference at a specified price (or rate) on a specified date in the future. Forward contracts are negotiated on an individual basis and are not standardized or traded on exchanges. The market for forward contracts is substantially unregulated (there is no limit on daily price movements and speculative position limits are not applicable). The principals who deal in certain forward contract markets are not required to continue to make markets in the underlying references in which they trade, and these markets can experience periods of illiquidity, sometimes of significant duration. There have been periods during which certain participants in forward contract markets have refused to quote prices for certain underlying references or have quoted prices with an unusually wide spread between the price at which they were prepared to buy and that at which they were prepared to sell. At or prior to maturity of a forward contract, the Fund may enter into an offsetting contract and may incur a loss to the extent there has been adverse movement in forward contract prices. The liquidity of the markets for forward contracts depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants make or take delivery, liquidity in the market for forwards could be reduced. A relatively small price movement in a forward contract may result in substantial losses to the Fund, exceeding the amount of the margin paid. Forward contracts can increase the Fund’s risk exposure to underlying references and their attendant risks, such as credit risk, market risk, foreign currency risk and interest rate risk, while also exposing the Fund to correlation risk, counterparty risk, hedging risk, leverage risk, liquidity risk, pricing risk and volatility risk.
A forward foreign currency contract is a derivative (forward contract) in which the underlying reference is a country’s or region’s currency. The Fund may agree to buy or sell a country’s or region’s currency at a specific price on a specific date in the future. These instruments may fall in value (sometimes dramatically) due to foreign market downswings or foreign currency value fluctuations, subjecting the Fund to foreign currency risk (the risk that Fund performance may be negatively impacted by foreign currency strength or weakness relative to the U.S. dollar, particularly if the Fund exposes a significant percentage of its assets to currencies other than the U.S. dollar). The effectiveness of any currency strategy by the Fund may be reduced by the Fund’s inability to precisely match forward contract amounts and the value of securities involved. Forward foreign currency contracts used for hedging may also limit any potential gain that might result from an increase or decrease in the value of the currency. Unanticipated changes in the currency markets could result in reduced performance for the Fund. When the Fund converts its foreign currencies into U.S. dollars, it may incur currency conversion costs due to the spread between the prices at which it may buy and sell various currencies in the market.
Futures. Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a reference instrument at a specified price, date and time. Entering into a contract to buy an underlying reference instrument is commonly referred to as buying a contract or holding a long position in the asset. Entering into a contract to sell an underlying reference instrument is commonly referred to as selling a contract or holding a short position in the underlying reference instrument. Futures contracts are considered to be commodity contracts.
Options. An option is a contract between two parties for the purchase and sale of a financial instrument for a specified price at a specified date. Unlike a futures contract, an option grants the purchaser, in exchange for a premium payment, a right (not an obligation) to buy or sell a financial instrument. An option on a futures contract gives the purchaser the right, in exchange for a premium, to assume a position in a futures contract at a specified exercise price during the term of the option. The seller of an uncovered call (buy) option assumes the risk of a theoretically unlimited increase in the market price of the underlying security above the exercise price of the option. The securities necessary to satisfy the exercise of the call option may be unavailable for purchase except at much higher prices. Purchasing securities to satisfy the exercise of the call option can itself cause the price of the securities to rise further, sometimes by a significant amount, thereby exacerbating the loss. The buyer of a call option assumes the risk of losing its entire premium invested in the call option. The seller (writer) of a put (sell) option that is covered (e.g., the writer has a short position in the underlying security) assumes the risk of an increase in the market price of the underlying security above the sales price (in establishing the short position) of the underlying security plus the premium received and gives up the opportunity for gain on the underlying security below the exercise price of the option. The seller of an uncovered put option assumes the risk of a decline in the market price of the underlying security below the exercise price of the option. The buyer of a put option assumes the risk of losing his entire premium invested in the put option. An option’s
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time value (i.e., the component of the option’s value that exceeds the in-the-money amount) tends to diminish over time. Even though an option may be in-the-money to the buyer at various times prior to its expiration date, the buyer’s ability to realize the value of an option depends on when and how the option may be exercised. For example, the terms of a transaction may provide for the option to be exercised automatically if it is in-the-money on the expiration date. Conversely, the terms may require timely delivery of a notice of exercise, and exercise may be subject to other conditions (such as the occurrence or non-occurrence of certain events, such as knock-in, knock-out or other barrier events) and timing requirements, including the “style” of the option.
Swap Agreements. Swaps are agreements whereby two parties agree to exchange payment streams calculated by reference to an underlying asset, such as a rate, index, instrument or securities. Swaps typically involve credit risk, market risk, liquidity risk, funding risk, operational risk, legal and documentation risk, regulatory risk and/or tax risk. Interest rate swaps involve one party, in return for a premium, agreeing to make payments to another party to the extent that interest rates exceed or fall below a specified rate (a “cap” or “floor,” respectively). Swap agreements involve the risk that the party with whom the Fund has entered into the swap will default on its obligation to pay the Fund and the risk that the Fund will not be able to meet its obligations to the other party to the agreement.
Regulation relating to the Fund’s use of derivatives and related instruments, including Rule 18f-4 under the 1940 Act, could potentially limit or impact the Fund’s ability to invest in derivatives, limit the Fund’s ability to employ certain strategies that use derivatives and/or adversely affect the value of derivatives and the Fund’s performance
Your investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency entity or person.
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Destinations Global Fixed Income Opportunities Fund
Investment objective
Maximize total return.
Principal investment strategies
The Fund will invest, under normal market conditions, at least 80% of its net assets (plus the amount of any borrowing for investment purposes) in fixed income securities. The Fund’s 80% policy is not fundamental and can be changed upon 60 days’ prior notice to shareholders.
The Fund employs a “multi-manager” strategy whereby Orion Portfolio Solutions, LLC d.b.a. Brinker Capital Investments (the “Adviser”) allocates the Fund’s assets among professional money managers (each, a “Sub-adviser,” and collectively, the “Sub-advisers”), each of which is responsible for investing its allocated portion of the Fund’s assets. The Adviser may also invest a portion of the Fund’s assets in unaffiliated funds that are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), and that have investment objectives and principal investment strategies consistent with those of the Fund, including open-end funds, closed-end funds and exchange traded funds (ETFs), which may be passively managed (i.e., index-tracking) or actively managed. ETFs may also be used to transition the Fund’s portfolio or to equitize cash while awaiting an opportunity to purchase securities directly. When determining how to allocate the Fund’s assets between unaffiliated funds and Sub-advisers, and among Sub-advisers, the Adviser considers a variety of factors.
The Fund invests primarily in investment grade and non-investment grade debt, preferred stock, convertible bonds (i.e., a bond that can be converted into a predetermined amount of the issuing company’s stock), bank loans, high yield bonds, municipal bonds, and special purpose acquisition companies (SPACs). The Fund will invest in securities of various credit qualities (i.e., investment grade and non-investment grade, which are commonly referred to as “high yield” securities or “junk bonds”, debt instruments rated below investment grade or debt instruments that are unrated and determined by the Adviser to be of comparable quality are predominantly speculative) and maturities (i.e., long-term, intermediate and short-term). The Fund will invest in debt obligations issued by sovereign, quasi-sovereign and private (non-government) emerging market issuers as well as U.S. dollar-denominated securities issued by non-U.S. domiciled companies. The Fund may invest in companies with limited operating histories and may invest in contingent securities structured as contingent convertible securities (also known as “CoCos”), which are typically issued by non-U.S. banks and are designed to behave like bonds in times of economic health yet absorb losses when a pre-determined trigger event occurs.
It is expected that, under normal market conditions, at least 40% of the Fund’s assets will be invested in the securities of companies that are tied economically to at least three countries outside the U.S. The Fund typically will treat a company domiciled, incorporated, organized, headquartered or located and/or principally traded in the U.S. as tied economically to a country or countries outside the U.S., if the company (i) derives at least 50% of its revenues or profits from goods produced or sold, investment made, or services performed in the country or countries outside the U.S., or (ii) has at least 50% of its assets in that country or countries.
The Fund may invest in fixed income and debt obligations of any kind. Fixed income obligations include bonds, debt securities and fixed income and income-producing instruments of any kind issued or guaranteed by governmental or private-sector entities and other securities or instruments bearing fixed, floating, or variable interest rates of any maturity. The Fund may, from time to time, invest significantly in a specific credit quality, such as high-yield, or maturity, such as short-term.
Preferred securities generally pay fixed or adjustable rate distributions to investors and have preference over common stock in the payment of distributions and the liquidation of a company’s assets, but are junior to most other forms of the company’s debt, including both senior and subordinated debt.
Sovereign and quasi-sovereign emerging market issuers include governments of emerging market countries, and governmental entities or agencies, and issuers that are owned, in whole or in part, or whose obligations are guaranteed, in whole or in part, by a government or governmental entity or agency of an emerging market country. Private emerging market issuers include private (non-governmental) issuers domiciled or located in emerging market countries, issuers with their principal place of business or corporate headquarters located in an emerging market country, or issuers the Adviser has determined are emerging market issuers based on a consideration of a number of qualitative factors, including the relative importance of emerging markets to the issuer’s business, including the issuer’s profits, revenues, assets and/or future potential growth.
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Emerging market countries are those countries that are: (i) characterized as developing or emerging by any of the World Bank, the United Nations, the International Finance Corporation, or the European Bank for Reconstruction and Development; (ii) included in an emerging markets index by a recognized index provider; or (iii) countries with similar developing or emerging characteristics, in each case determined by the applicable Sub-adviser at the time of purchase.
Due to its investment strategy, the Fund may buy and sell securities and other instruments frequently.
A Sub-adviser will select securities based on its assessment of one or more of a variety of factors; including:
•	bottom-up analysis of the enterprise value of the issuing company;
•	economic factors such as the effect of interest rates;
•	the security’s maturity and how it will affect the target effective duration for the Sub-adviser’s portfolio; or
•
the Sub-adviser’s analysis of internal political, market and economic factors, including public finances, monetary policy, external accounts, financial markets, foreign investment regulations, stability of exchange rate policy and labor conditions.

The Fund may also invest in hybrid securities relating to emerging market countries. A third party or a Sub-adviser may create a hybrid security by combining an income-producing debt security and the right to receive payment based on the change in the price of an equity security.
The Fund may enter into derivatives transactions and other instruments of any kind for hedging purposes or otherwise to gain, or reduce, long or short exposure to one or more asset classes or issuers. The Fund also may use derivatives transactions with the purpose or effect of creating investment leverage. The Fund may use futures contracts and other derivatives to gain long or short exposure to one or more physical commodities or indexes of commodities. The Sub-advisers may seek to manage the dollar-weighted average effective duration of the Fund’s portfolio through the use of derivatives and other instruments (including, among others, Treasury futures, inverse floaters, futures contracts, interest rate swaps, total return swaps and options, including swaptions).
The Fund may enter into currency-related transactions, including spot transactions, forward exchange contracts and futures contracts. The Fund may, but will not necessarily, enter into foreign currency exchange transactions to take a “long” or “short” position in a currency or to hedge against currency exposure in its portfolio.
Sub-advisers will have the capability to short securities, including ETFs, to hedge their portfolios if they believe it is consistent with achieving their portfolio’s objective.
If a Sub-adviser is unable to find suitable investments for the entire portion of its portfolio, any uninvested assets may be held in cash or similar investments.
A Sub-adviser may sell a security for a variety of reasons, such as where the Sub-adviser believes:
•	a corporate action or announcement will affect the issuer;
•	the Sub-adviser believes it is advantageous to do so;
•	when the portfolio managers determine to take advantage of what they consider to be a better investment opportunity;
•	when the portfolio managers believe the portfolio securities no longer represent relatively attractive investment opportunities;
•	when the portfolio managers perceive deterioration in the credit fundamentals of the issuer; or
•	when the individual security has reached the portfolio managers’ sell target.
To a lesser extent, the Fund may invest in corporate debt securities, U.S. government and agency debt and taxable municipal securities.
The Fund may also lend portfolio securities in an attempt to earn additional income. Any income realized through securities lending may help Fund performance.
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Principal risks
Investing in any mutual fund involves the risk that you may lose part or all of the money you invest. Over time, the value of your investment in the Fund will increase and decrease according to changes in the value of the securities in the Fund’s portfolio.
The Fund’s principal risks include:
Market Risk. Market values of securities or other investments that the Fund holds will fall, sometimes rapidly or unpredictably, or fail to rise. Returns from the securities in which the Fund invests may underperform returns from the general securities markets or other types of securities. An investment in the Fund could lose money over short or long periods. Markets may decline significantly in response to adverse issuer, political, regulatory, market, economic or other developments that may cause broad changes in market value, public perceptions concerning these developments, and adverse investor sentiment or publicity. Similarly, environmental and public health risks, such as natural disasters, epidemics, pandemics or widespread fear that such events may occur, may impact markets adversely and cause market volatility in both the short- and long-term.
Fixed Income Market Risk. The prices of the Fund’s fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments and their agencies. Generally, the Fund’s fixed income securities will decrease in value if interest rates rise and vice versa. Fixed income securities may have fixed-, variable- or floating-rates. There is a risk that the current interest rate on floating and variable rate instruments may not accurately reflect existing market interest rates. Also, longer-term securities are generally more sensitive to changes in the level of interest rates, so the average maturity or duration of these securities affects risk.
Changes in government policy, including the Federal Reserve’s decisions with respect to raising interest rates or terminating certain programs such as quantitative easing, could increase the risk that interest rates will rise. Rising interest rates may, in turn, increase volatility and reduce liquidity in the fixed income markets, and result in a decline in the value of the fixed income investments held by the Fund. These risks may be heightened in a low interest rate environment. In addition, reductions in dealer market-making capacity as a result of structural or regulatory changes could further decrease liquidity and/or increase volatility in the fixed income markets. In the case of foreign securities, price fluctuations will reflect international economic and political events, as well as changes in currency valuations relative to the U.S. dollar. As a result of these conditions, the Fund’s value may fluctuate and/or the Fund may experience increased redemptions from shareholders, which may impact the Fund’s liquidity or force the Fund to sell securities into a declining or illiquid market.
Current Market Conditions Risk. A particular investment, or shares of the Fund in general, may fall in value due to current market conditions. Unexpected changes in interest rates could lead to significant market volatility or reduce liquidity in certain sectors of the market. The ongoing adversarial political climate in the United States, as well as political and diplomatic events both domestic and abroad may adversely impact the U.S. regulatory landscape, markets and investor behavior, which could negatively impact the Fund’s investments and operations. Other unexpected political, regulatory and diplomatic events within the U.S. and abroad may affect investor and consumer confidence and may adversely impact financial markets and the broader economy. For example, ongoing armed conflicts between Russia and Ukraine in Europe and among Israel, Hamas and other militant groups in the Middle East, have caused and could continue to cause significant market disruptions and volatility within the markets in Russia, Europe, the Middle East and the United States. The economies of the United States and its trading partners, as well as the financial markets generally, may be adversely impacted by trade disputes and other matters. If geopolitical conflicts develop or worsen, economies, markets and individual securities may be adversely affected, and the value of the Fund’s assets may decline. Additional examples of events that have led to fluctuations in markets include pandemic risks related to COVID-19 and aggressive measures taken worldwide in response by governments and businesses, elevated inflation levels and problems in the banking sector. Additionally, the rapid development and increasingly widespread use of certain artificial intelligence (AI) technologies may adversely impact markets, disrupt existing industries and sectors, and dislocate opportunities in the labor force, which could negatively affect the overall performance of the Fund’s investments, or alter the services provided to the Fund by its service providers.
Interest Rate Risk. The risk that the values of debt instruments held by the Fund will change in response to changes in interest rates. In general, the value of a fixed-income instrument with positive duration will generally decline if interest rates increase, whereas the value of an instrument with negative duration will generally decline if interest rates decrease. The value of an instrument with a longer duration (whether positive or negative) will be more sensitive to increases in interest rates than a similar instrument with a shorter duration. Duration is a measure of the expected life of a bond that is used to
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determine the sensitivity of an instrument’s price to changes in interest rates. For example, the price of a bond fund with an average duration of three years generally would be expected to fall approximately 3% if interest rates rose by one percentage point. Inverse floaters, interest-only and principal-only securities are especially sensitive to interest rate changes, which can affect not only their prices but can also change the income flows and repayment assumptions about those investments.
Adjustable rate instruments also react to interest rate changes in a similar manner although generally to a lesser degree (depending, however, on the characteristics of the reset terms, including the index chosen, frequency of reset and reset caps or floors, among other things). During periods of increasing interest rates, changes in the interest rate payments of adjustable rate instruments may lag the changes in market interest rates or may have limits on the maximum increase in interest rates. Conversely, there may not be any limitations or caps on the adjustment down of interest rate payments during periods of declining market interest rates. For example, if a fixed income security has a ten-year duration, it will decrease in value by approximately 10% if interest rates rise 1% and increase in value by approximately 10% if interest rates fall 1%. The Fund may face a heightened level of interest rate risk during periods when the Federal Reserve raises interest rates.
Credit Risk. Credit risk refers to the possibility that the issuer of a debt security (i.e., the borrower) will not be able to make principal and interest payments when due. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Fund’s investment in that issuer. The degree of credit risk depends on the issuer’s financial condition and on the terms of the securities.
High Yield (Junk Bonds) Risk. Debt instruments rated below investment grade or debt instruments that are unrated and determined by the Adviser to be of comparable quality are predominantly speculative. They are usually issued by companies without long track records of sales and earnings or by companies with questionable credit strength. These instruments, commonly known as ‘junk bonds,’ have a higher degree of default risk and may be less liquid than higher-rated bonds.
These instruments may be subject to greater price volatility due to such factors as specific corporate developments, interest rate sensitivity, negative perceptions of high yield investments generally, general economic downturn, and less secondary market liquidity. This potential lack of liquidity may make it more difficult for the Fund to value these instruments accurately. An economic downturn could severely affect the ability of issuers (particularly those that are highly leveraged) to service their debt obligations or to repay their obligations upon maturity.
Foreign Securities and Emerging Markets Risk. Foreign securities subject the Fund to the risks associated with investing in the particular country of an issuer, including the political, regulatory, economic, social, diplomatic and other conditions or events, including, for example, military confrontations, war and terrorism; occurring in the country or region, as well as risks associated with less developed custody and settlement practices. Foreign securities may be more volatile and less liquid than securities of U.S. companies and are subject to the risks associated with potential imposition of economic and other sanctions against a particular foreign country, its nationals or industries or businesses within the country. In addition, foreign governments may impose withholding or other taxes on the Fund’s income, capital gains or proceeds from the disposition of foreign securities, which could reduce the Fund’s return on such securities. The performance of the Fund may also be negatively impacted by fluctuations in a foreign currency’s strength or weakness relative to the U.S. dollar, particularly to the extent the Fund invests a significant percentage of its assets in foreign securities or other assets denominated in currencies other than the U.S. dollar.
Depositary receipts risk. Depositary receipts are receipts issued by a bank or trust company reflecting ownership of underlying securities issued by foreign companies. Some foreign securities are traded in the form of American Depositary Receipts (ADRs), Global Depositary Receipts (GDRs) or European Depositary Receipts (EDRs). Depositary receipts involve risks similar to the risks associated with investments in foreign securities, including those associated with investing in the particular country of an issuer, which may be related to the particular political, regulatory, economic, social and other conditions or events, including, for example, military confrontations, war and terrorism, occurring in the country and fluctuations in its currency, as well as market risk tied to the underlying foreign company. In addition, ADR holders may have limited voting rights, may not have the same rights afforded typical company stockholders in the event of a corporate action such as an acquisition, merger or rights offering and may experience difficulty in receiving company stockholder communications.
Emerging markets risk. Emerging markets may be more likely to experience political turmoil or rapid changes in market or economic conditions than more developed countries. In addition, the financial stability of issuers (including governments) in emerging market countries may be more precarious than that of issuers in other countries.
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Preferred Securities Risk. The risk that: (i) certain preferred stocks contain provisions that allow an issuer under certain conditions to skip or defer distributions; (ii) preferred stocks may be subject to redemption, including at the issuer’s call, and, in the event of redemption, the Fund may not be able to reinvest the proceeds at comparable or favorable rates of return; (iii) preferred stocks are generally subordinated to bonds and other debt securities in an issuer’s capital structure in terms of priority for corporate income and liquidation payments; and (iv) preferred stocks may trade less frequently and in a more limited volume and may be subject to more abrupt or erratic price movements than many other securities.
Bank Loans Risk. Commercial banks and other financial institutions or institutional investors make corporate loans to companies that need capital to grow or restructure. Borrowers generally pay interest on corporate loans at rates that change in response to changes in standardized market interest rates. As a result, the value of corporate loan investments is generally less exposed to the adverse effects of shifts in market interest rates than investments that pay a fixed rate of interest. The market for corporate loans may be subject to irregular trading activity and wide bid/ask spreads. In addition, transactions in corporate loans may settle on a delayed basis. As a result, the proceeds from the sale of corporate loans may not be readily available to make additional investments or to meet the Fund’s redemption obligations. To the extent the extended settlement process gives rise to short-term liquidity needs, the Fund may hold additional cash, sell investments or temporarily borrow from banks and other lenders. The corporate loans in which the Fund invests are usually rated below investment grade.
Senior Loans Risk. Senior loans are business loans made to borrowers that may be corporations, partnerships or other entities. These borrowers operate in a variety of industries and across geographic regions. Investing in senior loans involves investment risk and some borrowers default on their senior loan repayments. The risks associated with senior loans are similar to the risks of junk bonds, although senior loans typically are senior and secured, whereas junk bonds often are subordinated and unsecured. Investments in senior loans typically are below investment grade and are considered speculative because of the credit risks of their borrowers. Such borrowers are more likely to default on their payments of interest and principal owed, and such defaults could reduce the Fund’s net asset value and income distributions. An economic downturn generally leads to a higher non-payment rate, and a senior loan may lose significant value before a default occurs. No active trading market may exist for certain senior loans, which may impair the ability of the Fund to realize full value in the event of the need to sell a senior loan and which may make it difficult to value senior loans. Adverse market conditions may impair the liquidity of some actively traded senior loans. To the extent that a secondary market does exist for certain senior loans, the market may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods. Senior loans are subject to the risk that when sold, such sale may not settle in a timely manner, resulting in a settlement date that may be much later than the trade date. Delayed settlement interferes with the Fund’s ability to realize the proceeds of senior loan sales in a timely way. There is no assurance that the liquidation of the collateral would satisfy the claims of the borrower’s obligations in the event of the non-payment of scheduled interest or principal, or that the collateral could be readily liquidated. Senior loans may not be deemed to be securities and, in such case, may not be afforded the anti-fraud protections of the Federal securities laws in the event of fraud or misrepresentation by a borrower.
Investment Style Risk. Different investment styles tend to shift in and out of favor depending on market conditions and investor sentiment. A Sub-adviser’s approach to investing could cause it to underperform other managers that employ a different investment style. For example, growth stocks tend to be more volatile than certain other types of stocks, and their prices may fluctuate more dramatically than the overall stock market. A stock with growth characteristics can have sharp price declines due to decreases in current or expected earnings and may lack dividends that can help cushion its share price in a declining market.
Active Management Risk. Due to the active management investment strategies used by the Fund’s Sub-advisers, the Fund could underperform its benchmark index and/or other funds with similar investment objectives and/or strategies. The Sub-advisers’ judgments about the attractiveness, value, or potential appreciation of the Fund’s investments may prove to be incorrect.
Liquidity Risk. Liquidity risk exists when particular investments are difficult to purchase or sell. The market for certain investments may become illiquid due to specific adverse changes in the condition of a particular issuer or under adverse market or economic conditions independent of the issuer. The Fund’s investments in illiquid securities may reduce the returns of the Fund because it may be unable to sell the illiquid securities at an advantageous time or price. Further, transactions in illiquid securities may entail transaction costs that are higher than those for transactions in liquid securities.
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Securities Lending Risk. The Fund may lend portfolio securities to broker-dealers or other financial intermediaries on a fully collateralized basis in order to earn additional income. The Fund may lose money from securities lending if, for example, it is delayed in or prevented from selling the collateral after the loan is made or recovering the securities loaned or if it incurs losses on the reinvestment of cash collateral.
Sovereign Obligation Risk. The issuer of the sovereign debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due, and the underlying funds may have limited recourse in the event of a default.
Special Purpose Acquisition Companies Risks. The Fund may, to the extent permitted by the 1940 Act and its investment policies, invest in special purpose acquisition companies (“SPACs”). Unless and until an acquisition is completed, a SPAC generally invests its assets (less an amount to cover expenses) in U.S. Government securities, money market fund securities and cash. SPACs and similar entities may be blank check companies with no operating history or ongoing business other than to seek a potential acquisition. Accordingly, the value of their securities is particularly dependent on the ability of the entity’s management to identify and complete a profitable acquisition. Certain SPACs may seek acquisitions only in limited industries or regions, which may increase the volatility of their prices. Investments in SPACs may be illiquid and/or be subject to restrictions on resale. To the extent the SPAC is invested in cash or similar securities, this may impact the Fund’s ability to meet its investment objective.
Tax Risk. The investment in equity securities of SPACs introduces complexities beyond typical equity investments and may introduce tax risks to the Fund. In particular, certain non-U.S. SPACs may be treated as “passive foreign investment companies” (“PFICs”) under the Internal Revenue Code of 1986, as amended (the “Code”), thereby causing the Fund to be subject to special tax rules. If a SPAC is classified as a PFIC, the Fund may be subject to U.S. federal income tax on a portion of any “excess distribution” or gain from the disposition of shares in the PFIC even if such income is distributed as a taxable dividend by the Fund to its shareholders. Additional charges in the nature of interest may be imposed on the Fund in respect of deferred taxes arising from such distributions or gains unless the Fund makes certain elections. See “Taxes — The Funds and Their Investments — Foreign Investments” in the Statement of Additional Information for additional information.
Management Risk. Securities held by the Fund may underperform those held by other funds investing in the same asset class or benchmarks that are representative of the asset class because of the Sub-advisers’ choice of securities.
Multi-Manager Risk. The Adviser may be unable to identify and retain Sub-advisers who achieve superior investment returns relative to other similar Sub-advisers. In addition, the investment styles of the Sub-advisers may not complement each other as expected by the Adviser. The Fund may experience a higher portfolio turnover rate, which can increase the Fund’s transaction costs and more taxable short-term gains for shareholders.
Convertible Bond Risk. Convertible bonds are hybrid securities that have characteristics of both bonds and common stocks and are subject to risks associated with both debt securities and equity securities. Convertible bonds that are rated below investment grade are subject to the risks associated with high-yield (junk bond) investments.
Derivatives Risk. Derivatives, such as forwards, futures, swaps and options, may involve significant risks. Derivatives are financial instruments, traded on an exchange or in the over-the-counter (OTC) markets, with a value in relation to, or derived from, the value of an underlying asset(s) (such as a security, commodity or currency) or other reference, such as an index, rate or other economic indicator (each an underlying reference).
Derivatives could result in Fund losses if the underlying references do not perform as anticipated. Use of derivatives is a highly specialized activity that can involve investment techniques, risks, and tax planning different from those associated with more traditional investment instruments. The Fund’s derivatives strategy may not be successful and use of certain derivatives could result in substantial, potentially unlimited, losses to the Fund regardless of the Fund’s actual investment. A relatively small movement in the price, rate or other economic indicator associated with the underlying reference may result in substantial loss for the Fund. Derivatives may be more volatile than other types of investments. Derivatives can increase the Fund’s risk exposure to underlying references and their attendant risks, including the risk of an adverse credit event associated with the underlying reference (credit risk), the risk of adverse movement in the value, price or rate of the underlying reference (market risk), the risk of adverse movement in the value of underlying currencies (foreign currency risk) and the risk of adverse movement in underlying interest rates (interest rate risk).
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Derivatives may expose the Fund to additional risks, including the risk of loss due to a derivative position that is imperfectly correlated with the underlying reference it is intended to hedge or replicate (correlation risk), the risk that a counterparty will fail to perform as agreed (counterparty risk), the risk that a hedging strategy may fail to mitigate losses, and may offset gains (hedging risk), the risk that losses may be greater than the amount invested (leverage risk), the risk that the Fund may be unable to sell an investment at an advantageous time or price (liquidity risk), the risk that the investment may be difficult to value (pricing risk), and the risk that the price or value of the investment fluctuates significantly over short periods of time (volatility risk). The value of derivatives may be influenced by a variety of factors, including national and international political and economic developments. Potential changes to the regulation of the derivatives markets may make derivatives more costly, may limit the market for derivatives, or may otherwise adversely affect the value or performance of derivatives.
Forwards. A forward contract is an over-the-counter derivative transaction between two parties to buy or sell a specified amount of an underlying reference at a specified price (or rate) on a specified date in the future. Forward contracts are negotiated on an individual basis and are not standardized or traded on exchanges. The market for forward contracts is substantially unregulated (there is no limit on daily price movements and speculative position limits are not applicable). The principals who deal in certain forward contract markets are not required to continue to make markets in the underlying references in which they trade, and these markets can experience periods of illiquidity, sometimes of significant duration. There have been periods during which certain participants in forward contract markets have refused to quote prices for certain underlying references or have quoted prices with an unusually wide spread between the price at which they were prepared to buy and that at which they were prepared to sell. At or prior to maturity of a forward contract, the Fund may enter into an offsetting contract and may incur a loss to the extent there has been adverse movement in forward contract prices. The liquidity of the markets for forward contracts depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants make or take delivery, liquidity in the market for forwards could be reduced. A relatively small price movement in a forward contract may result in substantial losses to the Fund, exceeding the amount of the margin paid. Forward contracts can increase the Fund’s risk exposure to underlying references and their attendant risks, such as credit risk, market risk, foreign currency risk and interest rate risk, while also exposing the Fund to correlation risk, counterparty risk, hedging risk, leverage risk, liquidity risk, pricing risk and volatility risk.
A forward foreign currency contract is a derivative (forward contract) in which the underlying reference is a country’s or region’s currency. The Fund may agree to buy or sell a country’s or region’s currency at a specific price on a specific date in the future. These instruments may fall in value (sometimes dramatically) due to foreign market downswings or foreign currency value fluctuations, subjecting the Fund to foreign currency risk (the risk that Fund performance may be negatively impacted by foreign currency strength or weakness relative to the U.S. dollar, particularly if the Fund exposes a significant percentage of its assets to currencies other than the U.S. dollar). The effectiveness of any currency strategy by the Fund may be reduced by the Fund’s inability to precisely match forward contract amounts and the value of securities involved. Forward foreign currency contracts used for hedging may also limit any potential gain that might result from an increase or decrease in the value of the currency. Unanticipated changes in the currency markets could result in reduced performance for the Fund. When the Fund converts its foreign currencies into U.S. dollars, it may incur currency conversion costs due to the spread between the prices at which it may buy and sell various currencies in the market.
Futures. Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a reference instrument at a specified price, date and time. Entering into a contract to buy an underlying reference instrument is commonly referred to as buying a contract or holding a long position in the asset. Entering into a contract to sell an underlying reference instrument is commonly referred to as selling a contract or holding a short position in the underlying reference instrument. Futures contracts are considered to be commodity contracts.
Options. An option is a contract between two parties for the purchase and sale of a financial instrument for a specified price at a specified date. Unlike a futures contract, an option grants the purchaser, in exchange for a premium payment, a right (not an obligation) to buy or sell a financial instrument. An option on a futures contract gives the purchaser the right, in exchange for a premium, to assume a position in a futures contract at a specified exercise price during the term of the option. The seller of an uncovered call (buy) option assumes the risk of a theoretically unlimited increase in the market price of the underlying security above the exercise price of the option. The securities necessary to satisfy the exercise of the call option may be unavailable for purchase except at much higher prices. Purchasing securities to satisfy the exercise of the call option can itself cause the price of the securities to rise further, sometimes by a significant amount, thereby exacerbating the loss. The buyer of a call option assumes the risk of losing its entire
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premium invested in the call option. The seller (writer) of a put (sell) option that is covered (e.g., the writer has a short position in the underlying security) assumes the risk of an increase in the market price of the underlying security above the sales price (in establishing the short position) of the underlying security plus the premium received and gives up the opportunity for gain on the underlying security below the exercise price of the option. The seller of an uncovered put option assumes the risk of a decline in the market price of the underlying security below the exercise price of the option. The buyer of a put option assumes the risk of losing his entire premium invested in the put option. An option’s time value (i.e., the component of the option’s value that exceeds the in-the-money amount) tends to diminish over time. Even though an option may be in-the-money to the buyer at various times prior to its expiration date, the buyer’s ability to realize the value of an option depends on when and how the option may be exercised. For example, the terms of a transaction may provide for the option to be exercised automatically if it is in-the-money on the expiration date. Conversely, the terms may require timely delivery of a notice of exercise, and exercise may be subject to other conditions (such as the occurrence or non-occurrence of certain events, such as knock-in, knock-out or other barrier events) and timing requirements, including the “style” of the option.
Swap Agreements. Swaps are agreements whereby two parties agree to exchange payment streams calculated by reference to an underlying asset, such as a rate, index, instrument or securities. Swaps typically involve credit risk, market risk, liquidity risk, funding risk, operational risk, legal and documentation risk, regulatory risk and/or tax risk. Interest rate swaps involve one party, in return for a premium, agreeing to make payments to another party to the extent that interest rates exceed or fall below a specified rate (a “cap” or “floor,” respectively). Swap agreements involve the risk that the party with whom the Fund has entered into the swap will default on its obligation to pay the Fund and the risk that the Fund will not be able to meet its obligations to the other party to the agreement.
Regulation relating to the Fund’s use of derivatives and related instruments, including Rule 18f-4 under the 1940 Act, could potentially limit or impact the Fund’s ability to invest in derivatives, limit the Fund’s ability to employ certain strategies that use derivatives and/or adversely affect the value of derivatives and the Fund’s performance.
Hedging Risk. Hedges are sometimes subject to imperfect matching between the derivative and the underlying security, and there can be no assurance that the Fund’s hedging transactions will be effective. In addition, the use of hedging may result in certain adverse tax consequences.
Investment Company and Exchange-Traded Funds (ETFs) Risk. When the Fund invests in an investment company, including closed-end funds and ETFs, in addition to directly bearing the expenses associated with its own operations, it will bear a pro rata portion of the investment company’s expenses. Further, while the risks of owning shares of an investment company generally reflect the risks of owning the underlying investments of the investment company, the Fund may be subject to additional or different risks than if the Fund had invested directly in the underlying investments. For example, the lack of liquidity in an ETF could result in its value being more volatile than that of the underlying portfolio securities. Closed-end investment companies issue a fixed number of shares that trade on a stock exchange or over-the-counter at a premium or a discount to their net asset value. As a result, a closed-end fund’s share price fluctuates based on what another investor is willing to pay rather than on the market value of the securities in the fund. The shares of many closed-end funds, after their initial public offering, frequently trade at a price per share that is less than the net asset value per share, the difference representing the “market discount” of such shares. This market discount may be due in part to the investment objective of long-term appreciation, which is sought by many closed-end funds, as well as to the fact that the shares of closed-end funds are not redeemable by the holder upon demand to the issuer at the next determined net asset value, but rather, are subject to supply and demand in the secondary market. A relative lack of secondary market purchasers of closed-end fund shares also may contribute to such shares trading at a discount to their net asset value. The Fund may invest in shares of closed-end funds that are trading at a discount to net asset value or at a premium to net asset value. There can be no assurance that the market discount on shares of any closed-end fund purchased by the Fund will ever decrease. In fact, it is possible that this market discount may increase and the Fund may suffer realized or unrealized capital losses due to further decline in the market price of the securities of such closed-end funds, thereby adversely affecting the net asset value of the Fund’s shares. Similarly, there can be no assurance that any shares of a closed-end fund purchased by the Fund at a premium will continue to trade at a premium or that the premium will not decrease subsequent to a purchase of such shares by the Fund. Closed-end funds may issue senior securities (including preferred stock and debt obligations) for the purpose of leveraging the closed-end fund’s common shares in an attempt to enhance the current return to such closed-end fund’s
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common shareholders. The Fund’s investment in the common shares of closed-end funds that are financially leveraged may create an opportunity for greater total return on its investment, but at the same time may be expected to exhibit more volatility in market price and net asset value than an investment in shares of investment companies without a leveraged capital structure.
Contingent Capital Security Risk. Contingent capital securities (sometimes referred to as “CoCos”) have loss absorption mechanisms benefitting the issuer built into their terms. Upon the occurrence of a specified trigger or event, CoCos may be subject to automatic conversion into the issuer’s common stock, which likely will have declined in value and which will be subordinate to the issuer’s other classes of securities, or to an automatic write-down of the principal amount of the securities, potentially to zero, which could result in the Strategy losing a portion or all of its investment in such securities. CoCos are often rated below investment grade and are subject to the risks of high yield securities.
Municipal Securities Risk. The risk that municipal securities may be subject to credit/default risk, interest rate risk and certain additional risks. The Fund may be more sensitive to adverse economic, business or political developments if it invests more than 25% of its assets in the debt securities of similar projects (such as those relating to education, healthcare, housing, transportation, and utilities), industrial development bonds, or in particular types of municipal securities (such as general obligation bonds, private activity bonds and moral obligation bonds). The municipal market can be significantly affected by adverse tax, legislative, or political changes and the financial condition of the issuers of municipal securities. In recent periods an increasing number of municipal issuers have defaulted on obligations, been downgraded or commenced insolvency proceedings. Municipalities continue to experience difficulties in the current economic and political environment.
Extension Risk. When interest rates rise, certain obligations will be paid off by the obligor more slowly than anticipated, causing the value of these obligations to fall. Rising interest rates tend to extend the duration of securities, making them more sensitive to changes in interest rates. The value of longer-term securities generally changes more in response to changes in interest rates than shorter-term securities. As a result, in a period of rising interest rates, securities may exhibit additional volatility and may lose value.
Prepayment Risk. When interest rates fall, certain obligations will be paid off by the obligor more quickly than originally anticipated, and the Fund may have to invest the proceeds in securities with lower yields. In periods of falling interest rates, the rate of prepayments tends to increase (as does price fluctuation) as borrowers are motivated to pay off debt and refinance at new lower rates. During such periods, reinvestment of the prepayment proceeds by the management team will generally be at lower rates of return than the return on the assets that were prepaid. Prepayment reduces the yield to maturity and the average life of the security.
Currency Risk. Exchange rates for currencies fluctuate daily. The combination of currency risk and market risks tends to make securities traded in foreign markets more volatile than securities traded exclusively in the United States. Investing in currencies or securities denominated in a foreign currency entails risk of being exposed to a currency that may not fully reflect the strengths and weaknesses of the economy of the country or region utilizing the currency. In addition, it is possible that a currency (such as, for example, the euro) could be abandoned in the future by countries that have already adopted its use, and the effects of such an abandonment on the applicable country and the rest of the countries utilizing the currency are uncertain but could negatively affect the Fund’s investments denominated in the currency. If a currency used by a country or countries is replaced by another currency, the Fund’s Adviser would evaluate whether to continue to hold any investments denominated in such currency, or whether to purchase investments denominated in the currency that replaces such currency, at the time. Such investments may continue to be held, or purchased, to the extent consistent with the Fund’s investment objective(s) and permitted under applicable law.
Many countries rely heavily upon export-dependent businesses and any strength in the exchange rate between a currency and the U.S. dollar or other currencies can have either a positive or a negative effect upon corporate profits and the performance of investments in the country or region utilizing the currency. Adverse economic events within such country or region may increase the volatility of exchange rates against other currencies, subjecting the Fund’s investments denominated in such country’s or region’s currency to additional risks.
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Call Risk. If, during periods of falling interest rates, an issuer calls higher-yielding debt securities held by the Strategy, the Strategy may have to reinvest in securities with lower yields or higher risk of default, which may adversely impact the Strategy’s performance.
Your investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency entity or person.
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Destinations Municipal Fixed Income Fund
Investment objective
Current income that is exempt from federal income taxation.
Principal investment strategies
The Fund will invest, under normal market conditions, at least 80% of its net assets (plus the amount of any borrowing for investment purposes) in fixed income securities that pay interest that is exempt from regular federal income tax.
The Fund employs a “multi-manager” strategy whereby Orion Portfolio Solutions, LLC d.b.a. Brinker Capital Investments (the “Adviser”) allocates the Fund’s assets among professional money managers (each, a “Sub-adviser,” and collectively, the “Sub-advisers”), each of which is responsible for investing its allocated portion of the Fund’s assets. The Adviser may also invest a portion of the Fund’s assets in unaffiliated funds that are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), and that have investment objectives and principal investment strategies consistent with those of the Fund, including open-end funds, closed-end funds and exchange traded funds (ETFs), which may be passively managed (i.e., index-tracking) or actively managed. ETFs may also be used to transition the Fund’s portfolio or to equitize cash while awaiting an opportunity to purchase securities directly. When determining how to allocate the Fund’s assets between unaffiliated funds and Sub-advisers, and among Sub-advisers, the Adviser considers a variety of factors.
In seeking high current income exempt from regular federal income tax, the Fund will invest in municipal instruments, which are fixed-income obligations issued by a state, territory or possession of the United States (including the District of Columbia) or a political subdivision, agency or instrumentality thereof. Interest income received by holders of municipal instruments is often exempt from the federal income tax and from the income tax of the state in which they are issued (although there may not be a similar exemption under the laws of a particular state or local taxing jurisdiction), although municipal instruments issued for certain purposes may not be tax-exempt.
The Fund may invest in general obligation bonds secured by the issuer’s full faith, credit and taxing power, revenue obligation bonds payable from the revenues derived from a particular facility or class of facilities, industrial development bonds, moral obligation bonds, tax-exempt derivative instruments, stand-by commitments, municipal instruments backed by letters of credit, insurance or other forms of credit enhancement issued by domestic or foreign banks, insurance companies and other financial institutions. The Fund may invest in companies with limited operating histories.
The Fund primarily invests in investment grade debt obligations, but may invest to a limited extent in obligations that are rated below-investment grade (commonly referred to as “junk bonds”).
For non-corporate shareholders subject to the alternative minimum tax (“AMT”), a limited portion of the Fund’s dividends may be subject to federal tax.
In buying and selling securities for the Fund, a Sub-adviser uses a relative value approach. This approach involves an analysis of general economic and market conditions. It also involves the use of models that analyze and compare expected returns and assumed risks. Under the relative value approach, the Sub-advisers will emphasize particular securities and types of securities (such as general obligation bonds, corporate-backed municipal bonds and revenue obligation bonds) that they believe will provide a favorable return in light of these risks.
The Fund’s dollar-weighted average maturity, under normal circumstances, will range between three and thirteen years.
In seeking to achieve its investment objective, the Fund may make significant investments in structured securities and also may invest, to a lesser extent, in futures contracts, options and swaps, all of which are considered to be derivative instruments, for both hedging and non-hedging purposes.
The Fund may also lend portfolio securities in an attempt to earn additional income. Any income realized through securities lending may help Fund performance.
The Fund’s investment adviser may engage in active trading and will not consider portfolio turnover a limiting factor in making decisions for the Fund.
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Principal risks
Investing in any mutual fund involves the risk that you may lose part or all of the money you invest. Over time, the value of your investment in the Fund will increase and decrease according to changes in the value of the securities in the Fund’s portfolio.
The Fund’s principal risks include:
Market Risk. Market values of securities or other investments that the Fund holds will fall, sometimes rapidly or unpredictably, or fail to rise. Returns from the securities in which the Fund invests may underperform returns from the general securities markets or other types of securities. An investment in the Fund could lose money over short or long periods. Markets may decline significantly in response to adverse issuer, political, regulatory, market, economic or other developments that may cause broad changes in market value, public perceptions concerning these developments, and adverse investor sentiment or publicity. Similarly, environmental and public health risks, such as natural disasters, epidemics, pandemics or widespread fear that such events may occur, may impact markets adversely and cause market volatility in both the short- and long-term.
Fixed Income Market Risk. The prices of the Fund’s fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments and their agencies. Generally, the Fund’s fixed income securities will decrease in value if interest rates rise and vice versa. Fixed income securities may have fixed-, variable- or floating-rates. There is a risk that the current interest rate on floating and variable rate instruments may not accurately reflect existing market interest rates. Also, longer-term securities are generally more sensitive to changes in the level of interest rates, so the average maturity or duration of these securities affects risk. Changes in government policy, including the Federal Reserve’s decisions with respect to raising interest rates or terminating certain programs such as quantitative easing, could increase the risk that interest rates will rise. Rising interest rates may, in turn, increase volatility and reduce liquidity in the fixed income markets, and result in a decline in the value of the fixed income investments held by the Fund. These risks may be heightened in a low interest rate environment. In addition, reductions in dealer market-making capacity as a result of structural or regulatory changes could further decrease liquidity and/or increase volatility in the fixed income markets. In the case of foreign securities, price fluctuations will reflect international economic and political events, as well as changes in currency valuations relative to the U.S. dollar. As a result of these conditions, the Fund’s value may fluctuate and/or the Fund may experience increased redemptions from shareholders, which may impact the Fund’s liquidity or force the Fund to sell securities into a declining or illiquid market.
Current Market Conditions Risk. A particular investment, or shares of the Fund in general, may fall in value due to current market conditions. Unexpected changes in interest rates could lead to significant market volatility or reduce liquidity in certain sectors of the market. The ongoing adversarial political climate in the United States, as well as political and diplomatic events both domestic and abroad may adversely impact the U.S. regulatory landscape, markets and investor behavior, which could negatively impact the Fund’s investments and operations. Other unexpected political, regulatory and diplomatic events within the U.S. and abroad may affect investor and consumer confidence and may adversely impact financial markets and the broader economy. For example, ongoing armed conflicts between Russia and Ukraine in Europe and among Israel, Hamas and other militant groups in the Middle East, have caused and could continue to cause significant market disruptions and volatility within the markets in Russia, Europe, the Middle East and the United States. The economies of the United States and its trading partners, as well as the financial markets generally, may be adversely impacted by trade disputes and other matters. If geopolitical conflicts develop or worsen, economies, markets and individual securities may be adversely affected, and the value of the Fund’s assets may decline. Additional examples of events that have led to fluctuations in markets include pandemic risks related to COVID-19 and aggressive measures taken worldwide in response by governments and businesses, elevated inflation levels and problems in the banking sector. Additionally, the rapid development and increasingly widespread use of certain artificial intelligence (AI) technologies may adversely impact markets, disrupt existing industries and sectors, and dislocate opportunities in the labor force, which could negatively affect the overall performance of the Fund’s investments, or alter the services provided to the Fund by its service providers.
Interest Rate Risk. The risk that the values of debt instruments held by the Fund will change in response to changes in interest rates. In general, the value of a fixed-income instrument with positive duration will generally decline if interest rates increase, whereas the value of an instrument with negative duration will generally decline if interest rates decrease. The value of an instrument with a longer duration (whether positive or negative) will be more sensitive to increases in interest rates than a similar instrument with a shorter duration. Duration is a measure of the expected life of a bond that is used to
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determine the sensitivity of an instrument’s price to changes in interest rates. For example, the price of a bond fund with an average duration of three years generally would be expected to fall approximately 3% if interest rates rose by one percentage point. Inverse floaters, interest-only and principal-only securities are especially sensitive to interest rate changes, which can affect not only their prices but can also change the income flows and repayment assumptions about those investments.
Adjustable rate instruments also react to interest rate changes in a similar manner although generally to a lesser degree (depending, however, on the characteristics of the reset terms, including the index chosen, frequency of reset and reset caps or floors, among other things). During periods of increasing interest rates, changes in the interest rate payments of adjustable rate instruments may lag the changes in market interest rates or may have limits on the maximum increase in interest rates. Conversely, there may not be any limitations or caps on the adjustment down of interest rate payments during periods of declining market interest rates. The Fund may face a heightened level of interest rate risk during periods when the Federal Reserve raises interest rates.
Municipal Securities Risk. The risk that municipal securities may be subject to credit/default risk, interest rate risk and certain additional risks. The Fund may be more sensitive to adverse economic, business or political developments if it invests more than 25% of its assets in the debt securities of similar projects (such as those relating to education, healthcare, housing, transportation, and utilities), industrial development bonds, or in particular types of municipal securities (such as general obligation bonds, private activity bonds and moral obligation bonds). The municipal market can be significantly affected by adverse tax, legislative, or political changes and the financial condition of the issuers of municipal securities. In recent periods an increasing number of municipal issuers have defaulted on obligations, been downgraded or commenced insolvency proceedings. Municipalities continue to experience difficulties in the current economic and political environment.
Credit Risk. Credit risk refers to the possibility that the issuer of a debt security (i.e., the borrower) will not be able to make principal and interest payments when due. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Fund’s investment in that issuer. The degree of credit risk depends on the issuer’s financial condition and on the terms of the securities.
Investment Style Risk. Different investment styles tend to shift in and out of favor depending on market conditions and investor sentiment. A Sub-adviser’s approach to investing could cause it to underperform other managers that employ a different investment style. For example, growth stocks tend to be more volatile than certain other types of stocks, and their prices may fluctuate more dramatically than the overall stock market. A stock with growth characteristics can have sharp price declines due to decreases in current or expected earnings and may lack dividends that can help cushion its share price in a declining market.
Active Management Risk. Due to the active management investment strategies used by the Fund’s Sub-advisers, the Fund could underperform its benchmark index and/or other funds with similar investment objectives and/or strategies. The Sub-advisers’ judgments about the attractiveness, value, or potential appreciation of the Fund’s investments may prove to be incorrect.
Liquidity Risk. Liquidity risk exists when particular investments are difficult to purchase or sell. The market for certain investments may become illiquid due to specific adverse changes in the condition of a particular issuer or under adverse market or economic conditions independent of the issuer. The Fund’s investments in illiquid securities may reduce the returns of the Fund because it may be unable to sell the illiquid securities at an advantageous time or price. Further, transactions in illiquid securities may entail transaction costs that are higher than those for transactions in liquid securities.
Tax Risk. The risk that future legislative or administrative changes or court decisions may materially affect the value of municipal instruments or the ability of the Fund to pay tax-exempt dividends. The Fund may rely on the opinion of issuers’ bond counsel on the tax-exempt status of interest on municipal bond obligations. In such instances, neither the Fund nor the Sub-adviser will independently review the bases for those tax opinions, which may ultimately be determined to be incorrect and subject the Fund and its shareholders to substantial tax liabilities. Some of the Fund’s income distributions may be, and distributions of the Fund’s gains may be, subject to federal taxation. The Fund may realize taxable gains on the sale of its securities or other transactions, and some of the Fund’s income distributions may be subject to the AMT tax applicable to non-corporate shareholders. This may result in a lower tax-adjusted return. Additionally, distributions of the Fund’s income and gains generally will be subject to state taxation.
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Securities Lending Risk. The Fund may lend portfolio securities to broker-dealers or other financial intermediaries on a fully collateralized basis in order to earn additional income. The Fund may lose money from securities lending if, for example, it is delayed in or prevented from selling the collateral after the loan is made or recovering the securities loaned or if it incurs losses on the reinvestment of cash collateral.
Management Risk. Securities held by the Fund may underperform those held by other funds investing in the same asset class or benchmarks that are representative of the asset class because of the Sub-advisers’ choice of securities.
Multi-Manager Risk. The Adviser may be unable to identify and retain Sub-advisers who achieve superior investment returns relative to other similar Sub-advisers. In addition, the investment styles of the Sub-advisers may not complement each other as expected by the Adviser. The Fund may experience a higher portfolio turnover rate, which can increase the Fund’s transaction costs and more taxable short-term gains for shareholders.
High Yield (Junk Bonds) Risk. Debt instruments rated below investment grade or debt instruments that are unrated and determined by the Adviser to be of comparable quality are predominantly speculative. They are usually issued by companies without long track records of sales and earnings or by companies with questionable credit strength. These instruments, commonly known as ‘junk bonds,’ have a higher degree of default risk and may be less liquid than higher-rated bonds. These instruments may be subject to greater price volatility due to such factors as specific corporate developments, interest rate sensitivity, negative perceptions of high yield investments generally, general economic downturn, and less secondary market liquidity. This potential lack of liquidity may make it more difficult for the Fund to value these instruments accurately. An economic downturn could severely affect the ability of issuers (particularly those that are highly leveraged) to service their debt obligations or to repay their obligations upon maturity.
Prepayment Risk. When interest rates fall, certain obligations will be paid off by the obligor more quickly than originally anticipated, and the Fund may have to invest the proceeds in securities with lower yields. In periods of falling interest rates, the rate of prepayments tends to increase (as does price fluctuation) as borrowers are motivated to pay off debt and refinance at new lower rates. During such periods, reinvestment of the prepayment proceeds by the management team will generally be at lower rates of return than the return on the assets that were prepaid. Prepayment reduces the yield to maturity and the average life of the security.
Extension Risk. When interest rates rise, certain obligations will be paid off by the obligor more slowly than anticipated, causing the value of these obligations to fall. Rising interest rates tend to extend the duration of securities, making them more sensitive to changes in interest rates. The value of longer-term securities generally changes more in response to changes in interest rates than shorter-term securities. As a result, in a period of rising interest rates, securities may exhibit additional volatility and may lose value.
Puerto Rico Risk. To the extent the Fund invests in Puerto Rico municipal securities, the Fund’s performance will be affected by the fiscal and economic health of the Commonwealth of Puerto Rico, its political subdivisions, municipalities, agencies and authorities and political and regulatory developments affecting Puerto Rico municipal issuers. Developments in Puerto Rico may adversely affect the securities held by the Fund. Unfavorable developments in any economic sector may have far-reaching ramifications on the overall Puerto Rico municipal market. A number of events, including economic and political policy changes, tax base erosion, territory constitutional limits on tax increases, budget deficits, high rates of unemployment, Puerto Rico constitutional amendments, legislative measures, voter initiatives and other changes in the law, and other financial difficulties and changes in the credit ratings assigned to Puerto Rico’s municipal issuers, are likely to affect the Fund’s performance. The economy of Puerto Rico is closely linked to the mainland U.S. economy, as many of the external factors that affect the local economy are determined by the policies and performance of the mainland U.S. economy. Tourism makes a significant contribution to Puerto Rico’s economic activity so a decline in tourism, a change in tourism trends or an economic recession that reduces worldwide disposable income could disproportionately affect Puerto Rico’s economy relative to other economies that depend less on tourism.
Investment Company and Exchange-Traded Funds (ETFs) Risk. When the Fund invests in an investment company, including closed-end funds and ETFs, in addition to directly bearing the expenses associated with its own operations, it will bear a pro rata portion of the investment company’s expenses. Further, while the risks of owning shares of an investment company generally reflect the risks of owning the underlying investments of the investment company, the Fund may be subject to additional or different risks than if the Fund had invested directly in the underlying investments. For example, the lack of liquidity in an ETF could result in its value being more volatile than that of the underlying portfolio securities. Closed-end investment companies issue a fixed number of shares that trade on a stock exchange or over-the-counter at a
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premium or a discount to their net asset value. As a result, a closed-end fund’s share price fluctuates based on what another investor is willing to pay rather than on the market value of the securities in the fund. The shares of many closed-end funds, after their initial public offering, frequently trade at a price per share that is less than the net asset value per share, the difference representing the “market discount” of such shares. This market discount may be due in part to the investment objective of long-term appreciation, which is sought by many closed-end funds, as well as to the fact that the shares of closed-end funds are not redeemable by the holder upon demand to the issuer at the next determined net asset value, but rather, are subject to supply and demand in the secondary market. A relative lack of secondary market purchasers of closed-end fund shares also may contribute to such shares trading at a discount to their net asset value. The Fund may invest in shares of closed-end funds that are trading at a discount to net asset value or at a premium to net asset value. There can be no assurance that the market discount on shares of any closed-end fund purchased by the Fund will ever decrease. In fact, it is possible that this market discount may increase and the Fund may suffer realized or unrealized capital losses due to further decline in the market price of the securities of such closed-end funds, thereby adversely affecting the net asset value of the Fund’s shares. Similarly, there can be no assurance that any shares of a closed-end fund purchased by the Fund at a premium will continue to trade at a premium or that the premium will not decrease subsequent to a purchase of such shares by the Fund. Closed-end funds may issue senior securities (including preferred stock and debt obligations) for the purpose of leveraging the closed-end fund’s common shares in an attempt to enhance the current return to such closed-end fund’s common shareholders. The Fund’s investment in the common shares of closed-end funds that are financially leveraged may create an opportunity for greater total return on its investment, but at the same time may be expected to exhibit more volatility in market price and net asset value than an investment in shares of investment companies without a leveraged capital structure.
Derivatives Risk. Derivatives, such as forwards, futures, swaps and options, may involve significant risks. Derivatives are financial instruments, traded on an exchange or in the over-the-counter (OTC) markets, with a value in relation to, or derived from, the value of an underlying asset(s) (such as a security, commodity or currency) or other reference, such as an index, rate or other economic indicator (each an underlying reference).
Derivatives could result in Fund losses if the underlying references do not perform as anticipated. Use of derivatives is a highly specialized activity that can involve investment techniques, risks, and tax planning different from those associated with more traditional investment instruments. The Fund’s derivatives strategy may not be successful and use of certain derivatives could result in substantial, potentially unlimited, losses to the Fund regardless of the Fund’s actual investment. A relatively small movement in the price, rate or other economic indicator associated with the underlying reference may result in substantial loss for the Fund. Derivatives may be more volatile than other types of investments. Derivatives can increase the Fund’s risk exposure to underlying references and their attendant risks, including the risk of an adverse credit event associated with the underlying reference (credit risk), the risk of adverse movement in the value, price or rate of the underlying reference (market risk), the risk of adverse movement in the value of underlying currencies (foreign currency risk) and the risk of adverse movement in underlying interest rates (interest rate risk).
Derivatives may expose the Fund to additional risks, including the risk of loss due to a derivative position that is imperfectly correlated with the underlying reference it is intended to hedge or replicate (correlation risk), the risk that a counterparty will fail to perform as agreed (counterparty risk), the risk that a hedging strategy may fail to mitigate losses, and may offset gains (hedging risk), the risk that losses may be greater than the amount invested (leverage risk), the risk that the Fund may be unable to sell an investment at an advantageous time or price (liquidity risk), the risk that the investment may be difficult to value (pricing risk), and the risk that the price or value of the investment fluctuates significantly over short periods of time (volatility risk). The value of derivatives may be influenced by a variety of factors, including national and international political and economic developments. Potential changes to the regulation of the derivatives markets may make derivatives more costly, may limit the market for derivatives, or may otherwise adversely affect the value or performance of derivatives.
Forwards. A forward contract is an over-the-counter derivative transaction between two parties to buy or sell a specified amount of an underlying reference at a specified price (or rate) on a specified date in the future. Forward contracts are negotiated on an individual basis and are not standardized or traded on exchanges. The market for forward contracts is substantially unregulated (there is no limit on daily price movements and speculative position limits are not applicable). The principals who deal in certain forward contract markets are not required to continue to make markets in the underlying references in which they trade, and these markets can experience periods of illiquidity, sometimes of significant duration. There have been periods during which certain participants in forward contract markets have refused to quote prices for certain underlying references or have quoted prices with an unusually wide spread between the price at which they were prepared to buy and that at which they were prepared to sell. At or prior to
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maturity of a forward contract, the Fund may enter into an offsetting contract and may incur a loss to the extent there has been adverse movement in forward contract prices. The liquidity of the markets for forward contracts depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants make or take delivery, liquidity in the market for forwards could be reduced. A relatively small price movement in a forward contract may result in substantial losses to the Fund, exceeding the amount of the margin paid. Forward contracts can increase the Fund’s risk exposure to underlying references and their attendant risks, such as credit risk, market risk, foreign currency risk and interest rate risk, while also exposing the Fund to correlation risk, counterparty risk, hedging risk, leverage risk, liquidity risk, pricing risk and volatility risk.
Futures. Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a reference instrument at a specified price, date and time. Entering into a contract to buy an underlying reference instrument is commonly referred to as buying a contract or holding a long position in the asset. Entering into a contract to sell an underlying reference instrument is commonly referred to as selling a contract or holding a short position in the underlying reference instrument. Futures contracts are considered to be commodity contracts.
Options. An option is a contract between two parties for the purchase and sale of a financial instrument for a specified price at a specified date. Unlike a futures contract, an option grants the purchaser, in exchange for a premium payment, a right (not an obligation) to buy or sell a financial instrument. An option on a futures contract gives the purchaser the right, in exchange for a premium, to assume a position in a futures contract at a specified exercise price during the term of the option. The seller of an uncovered call (buy) option assumes the risk of a theoretically unlimited increase in the market price of the underlying security above the exercise price of the option. The securities necessary to satisfy the exercise of the call option may be unavailable for purchase except at much higher prices. Purchasing securities to satisfy the exercise of the call option can itself cause the price of the securities to rise further, sometimes by a significant amount, thereby exacerbating the loss. The buyer of a call option assumes the risk of losing its entire premium invested in the call option. The seller (writer) of a put (sell) option that is covered (e.g., the writer has a short position in the underlying security) assumes the risk of an increase in the market price of the underlying security above the sales price (in establishing the short position) of the underlying security plus the premium received and gives up the opportunity for gain on the underlying security below the exercise price of the option. The seller of an uncovered put option assumes the risk of a decline in the market price of the underlying security below the exercise price of the option. The buyer of a put option assumes the risk of losing his entire premium invested in the put option. An option’s time value (i.e., the component of the option’s value that exceeds the in-the-money amount) tends to diminish over time. Even though an option may be in-the-money to the buyer at various times prior to its expiration date, the buyer’s ability to realize the value of an option depends on when and how the option may be exercised. For example, the terms of a transaction may provide for the option to be exercised automatically if it is in-the-money on the expiration date. Conversely, the terms may require timely delivery of a notice of exercise, and exercise may be subject to other conditions (such as the occurrence or non-occurrence of certain events, such as knock-in, knock-out or other barrier events) and timing requirements, including the “style” of the option.
Swap Agreements. Swaps are agreements whereby two parties agree to exchange payment streams calculated by reference to an underlying asset, such as a rate, index, instrument or securities. Swaps typically involve credit risk, market risk, liquidity risk, funding risk, operational risk, legal and documentation risk, regulatory risk and/or tax risk. Interest rate swaps involve one party, in return for a premium, agreeing to make payments to another party to the extent that interest rates exceed or fall below a specified rate (a “cap” or “floor,” respectively). Swap agreements involve the risk that the party with whom the Fund has entered into the swap will default on its obligation to pay the Fund and the risk that the Fund will not be able to meet its obligations to the other party to the agreement.
Regulation relating to the Fund’s use of derivatives and related instruments, including Rule 18f-4 under the 1940 Act, could potentially limit or impact the Fund’s ability to invest in derivatives, limit the Fund’s ability to employ certain strategies that use derivatives and/or adversely affect the value of derivatives and the Fund’s performance.
Your investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency entity or person.
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Destinations Multi Strategy Alternatives Fund
Investment objective
Capital appreciation with reduced correlation to equity and fixed income markets.
Principal investment strategies
The Fund employs, under normal market conditions, a strategy intended to generate long term growth across market cycles with reduced correlation to the equity and fixed income markets.
The Fund employs a “multi-manager” strategy whereby Orion Portfolio Solutions, LLC d.b.a. Brinker Capital Investments (the “Adviser”) allocates the Fund’s assets among professional money managers (each, a “Sub-adviser,” and collectively, the “Sub-advisers”), each of which is responsible for investing its allocated portion of the Fund’s assets. The Adviser may also invest a portion of the Fund’s assets in unaffiliated funds that are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), and that have investment objectives and principal investment strategies consistent with those of the Fund, including open-end funds, closed-end funds and exchange traded funds (ETFs), which may be passively managed (i.e., index-tracking) or actively managed. The Fund may specifically use ETFs to gain passive investment exposure, transitioning the Fund’s portfolio or awaiting an opportunity to purchase securities directly. When determining how to allocate the Fund’s assets between the unaffiliated funds and Sub-advisers, and among Sub-advisers, the Adviser considers a variety of factors.
The unaffiliated funds or Sub-advisers that are employed may apply any of a variety of investment strategies, which may include: (i) directional or tactical strategies, such as long/short equity, long/short credit and global tactical asset allocation; (ii) event driven strategies, such as distressed securities, special situations and merger arbitrage; (iii) arbitrage strategies, such as fixed income or interest rate arbitrage, convertible arbitrage, and equity market neutral; (iv) global macro strategies; and (v) relative value credit strategies. A short sale involves the sale of a security that the Fund does not own in the expectation of purchasing the same security (or a security exchangeable therefore) at a later date at a lower price.
The Fund invests primarily in U.S., foreign and emerging markets securities, equity securities of all types and capitalization ranges, investment and non-investment grade fixed income securities (junk bonds) of any duration or maturity issued by corporations or governments (including foreign governments), bank loans, commodities, currencies, warrants, depositary receipts, real estate investment trust (REITs), structured products, including mortgage-backed securities and collateralized loan obligations (CLOs), floating rate instruments, exchange traded funds, exchange-traded notes and derivative instruments (which may involve leverage), principally, options, futures contracts, options on futures contracts, forward contracts and swap agreements. The Fund may also invest in companies with limited operating histories and in companies conducting an initial public offering (IPO). In addition, the Fund may invest in cash and cash equivalents, commercial paper, money market instruments and other short-term obligations to achieve its investment goal. An active management Sub-adviser will select securities based on its assessment of one or more of a variety of factors; including:
•	the relative risk to reward potential throughout the financial markets;
•	the ability to offer specific sector and style exposure in a cost and tax efficient manner;
•	the business model;
•	the competitive landscape;
•	upcoming product introductions;
•	recent and projected financial metrics;
•	cost;
•	counterparty risk; or
•	potential price inefficiencies.
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In selecting investments for purchase and sale, the Sub-advisers may seek investment opportunities where a catalyst has been identified that is expected to occur within the near to immediate term, generally within twelve months, to unlock the value embedded in the investment opportunity. Investment opportunities may center on corporate events such as bankruptcies, mergers, acquisitions, refinancing, corporate reactions to government and regulatory agency rulings, earnings surprise and other corporate events.
The Fund may invest a significant portion of its assets in a particular geographic region or country, including emerging markets countries.
The Fund may invest in publicly or private offered special purpose acquisition companies (“SPACs”) to the extent that a Sub-adviser believes that such investments will help the Fund to meet its investment objective. SPACs are collective investment structures that pool funds in order to seek potential acquisition opportunities. SPACs and similar entities may be blank check companies with no operating history or ongoing business other than to seek a potential acquisition. Certain SPACs may seek acquisitions only in limited industries or regions, which may increase the volatility of their prices.
Investments in SPACs may be illiquid and/or be subject to restrictions on resale. To the extent the SPAC is invested in cash or similar securities, this may impact the Fund’s ability to meet its investment objective.
The Fund may lend portfolio securities to earn additional income. Any income realized through securities lending may help Fund performance.
A Sub-adviser may sell a security for a variety of reasons, such as where the Sub-adviser believes:
•	the risk of a counterparty has increased;
•	the Fund should change its asset allocation;
•	the Fund needs to generate cash to invest in more attractive opportunities;
•	there has been a negative change in the fundamental or qualitative characteristics of the issuer;
•	the price of the security has approached, met or exceeded the target price;
•	the average maturity needs to be adjusted;
•	the Fund needs to shift assets into better yielding securities;
•	the country or sector exposure needs to be altered; or
•	an event-driven opportunity is not expected to occur.
The Fund may also sell securities when the Adviser reallocates assets among Sub-advisers or between passive and active management strategies.
Due to its investment strategy, the Fund may buy and sell securities and other instruments frequently.
Principal risks
Investing in any mutual fund involves the risk that you may lose part or all of the money you invest. Over time, the value of your investment in the Fund will increase and decrease according to changes in the value of the securities in the Fund’s portfolio.
The Fund’s principal risks include:
Market Risk. Market values of securities or other investments that the Fund holds will fall, sometimes rapidly or unpredictably, or fail to rise. Returns from the securities in which the Fund invests may underperform returns from the general securities markets or other types of securities. An investment in the Fund could lose money over short or long periods. Markets may decline significantly in response to adverse issuer, political, regulatory, market, economic or other developments that may cause broad changes in market value, public perceptions concerning these developments, and adverse investor sentiment or publicity. Similarly, environmental and public health risks, such as natural disasters, epidemics, pandemics or widespread fear that such events may occur, may impact markets adversely and cause market volatility in both the short- and long-term.
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Fixed Income Market Risk. The prices of the Fund’s fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments and their agencies. Generally, the Fund’s fixed income securities will decrease in value if interest rates rise and vice versa. Fixed income securities may have fixed-, variable- or floating-rates. There is a risk that the current interest rate on floating and variable rate instruments may not accurately reflect existing market interest rates. Also, longer-term securities are generally more sensitive to changes in the level of interest rates, so the average maturity or duration of these securities affects risk. Changes in government policy, including the Federal Reserve’s decisions with respect to raising interest rates or terminating certain programs such as quantitative easing, could increase the risk that interest rates will rise. Rising interest rates may, in turn, increase volatility and reduce liquidity in the fixed income markets, and result in a decline in the value of the fixed income investments held by the Fund. These risks may be heightened in a low interest rate environment. In addition, reductions in dealer market-making capacity as a result of structural or regulatory changes could further decrease liquidity and/or increase volatility in the fixed income markets. In the case of foreign securities, price fluctuations will reflect international economic and political events, as well as changes in currency valuations relative to the U.S. dollar. As a result of these conditions, the Fund’s value may fluctuate and/or the Fund may experience increased redemptions from shareholders, which may impact the Fund’s liquidity or force the Fund to sell securities into a declining or illiquid market.
Equity Securities Risk. The Fund is subject to the risk that stock prices will fall over short or extended periods of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by these companies may decline in response to such developments, which could result in a decline in the value of the Fund’s shares.
Stocks generally fluctuate in value more than bonds and may decline significantly over short time periods. There is a chance that stock prices overall will decline because stock markets tend to move in cycles, with periods of rising and falling prices. The value of a stock in which the Fund invests may decline due to general weakness in the stock market, economic or political conditions, or because of factors that affect a particular company or industry.
A particular company in which the Fund invests or to which it has exposure may perform poorly, and the value of its securities may therefore decline, which would negatively affect the Fund’s performance. Poor performance may be caused by poor management decisions, competitive pressures, breakthroughs in technology, reliance on suppliers, labor problems or shortages, corporate restructurings, fraudulent disclosures, natural disasters or other events, conditions or factors.
With respect to investments in preferred stocks, in the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds take precedence over the claims of those who own preferred and common stock. If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline.
Risks of investing in equity securities can also vary depending on the size (or “market capitalization”) of the company.
Large capitalization risk. Although stocks issued by larger companies tend to have less overall volatility than stocks issued by smaller companies, larger companies may not be able to attain the high growth rates of successful smaller companies, especially during strong economic periods. In addition, larger companies may be less capable of responding quickly to competitive challenges and industry changes, such as changes in technology and consumer tastes, and may suffer sharper price declines as a result of earnings disappointments.
Mid-capitalization risk. Stocks of mid-sized companies may be subject to more abrupt or erratic market movements than stocks of larger, more established companies. Mid-sized companies may have limited product lines or financial resources and may be dependent upon a particular niche of the market.
Small capitalization risk. Stocks of smaller companies may be subject to more abrupt or erratic market movements than stocks of larger, more established companies. Small companies may have limited product lines or financial resources and may be dependent upon a small or inexperienced management group.
Credit Risk. Credit risk refers to the possibility that the issuer of a debt security (i.e., the borrower) will not be able to make principal and interest payments when due. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Fund’s investment in that issuer. The degree of credit risk depends on the issuer’s financial condition and on the terms of the securities. Credit spread risk is the risk that economic and market conditions or any actual or perceived credit deterioration may lead to an increase in the credit spreads (i.e., the difference in yield between two securities of similar maturity but different credit quality) and a decline in price of the issuer’s securities.
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Current Market Conditions Risk. A particular investment, or shares of the Fund in general, may fall in value due to current market conditions. Unexpected changes in interest rates could lead to significant market volatility or reduce liquidity in certain sectors of the market. The ongoing adversarial political climate in the United States, as well as political and diplomatic events both domestic and abroad may adversely impact the U.S. regulatory landscape, markets and investor behavior, which could negatively impact the Fund’s investments and operations. Other unexpected political, regulatory and diplomatic events within the U.S. and abroad may affect investor and consumer confidence and may adversely impact financial markets and the broader economy. For example, ongoing armed conflicts between Russia and Ukraine in Europe and among Israel, Hamas and other militant groups in the Middle East, have caused and could continue to cause significant market disruptions and volatility within the markets in Russia, Europe, the Middle East and the United States. The economies of the United States and its trading partners, as well as the financial markets generally, may be adversely impacted by trade disputes and other matters. If geopolitical conflicts develop or worsen, economies, markets and individual securities may be adversely affected, and the value of the Fund’s assets may decline. Additional examples of events that have led to fluctuations in markets include pandemic risks related to COVID-19 and aggressive measures taken worldwide in response by governments and businesses, elevated inflation levels and problems in the banking sector. Additionally, the rapid development and increasingly widespread use of certain artificial intelligence (AI) technologies may adversely impact markets, disrupt existing industries and sectors, and dislocate opportunities in the labor force, which could negatively affect the overall performance of the Fund’s investments, or alter the services provided to the Fund by its service providers.
High Yield (Junk Bonds) Risk. Debt instruments rated below investment grade or debt instruments that are unrated and determined by the Adviser to be of comparable quality are predominantly speculative. They are usually issued by companies without long track records of sales and earnings or by companies with questionable credit strength. These instruments, commonly known as ‘junk bonds,’ have a higher degree of default risk and may be less liquid than higher-rated bonds.
These instruments may be subject to greater price volatility due to such factors as specific corporate developments, interest rate sensitivity, negative perceptions of high yield investments generally, general economic downturn, and less secondary market liquidity. This potential lack of liquidity may make it more difficult for the Fund to value these instruments accurately. An economic downturn could severely affect the ability of issuers (particularly those that are highly leveraged) to service their debt obligations or to repay their obligations upon maturity.
Mortgage-Backed Securities Risk. Mortgage-backed securities include, among other things, participation interests in pools of residential mortgage loans purchased from individual lenders by a federal agency or originated and issued by private lenders and involve, among others, the following risks:
Credit and Market Risks of Mortgage-Backed Securities. Many issuers or servicers of mortgage-backed securities guarantee timely payment of interest and principal on the securities, whether or not payments are made when due on the underlying mortgages. This kind of guarantee generally increases the quality of a security, but does not mean that the security’s market value and yield will not change. The values of mortgage-backed securities may change because of changes in the market’s perception of the credit quality of the assets held by the issuer of the mortgage-backed securities or an entity, if any, providing credit support in respect of the mortgage-backed securities. In addition, an unexpectedly high rate of defaults on the mortgages held by a mortgage pool may limit substantially the pool’s ability to make payments of principal or interest to the Fund as a holder of such securities, reducing the values of those securities or in some cases rendering them worthless. The Fund also may purchase securities that are not guaranteed or subject to any credit support. An investment in a privately issued mortgage-backed security may be less liquid and subject to greater credit risks than an investment in a mortgage-backed security that is issued or otherwise guaranteed by a federal government agency.
Commercial Mortgage-Backed Securities (CMBS). CMBS include securities that reflect an interest in, or are secured by, mortgage loans on commercial real property. Many of the risks of investing in commercial mortgage-backed securities reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments and the ability of a property to attract and retain tenants. Commercial mortgage-backed securities may be less liquid and exhibit greater price volatility than other types of mortgage- or asset-backed securities.
Prepayment, Extension and Redemption Risks of Mortgage-Backed Securities. Mortgage-backed securities may reflect an interest in monthly payments made by the borrowers who receive the underlying mortgage loans. Although the underlying mortgage loans are for specified periods of time, such as 20 or 30 years, the borrowers can, and historically have paid them off sooner, which is referred to as prepayment risk (described below). Mortgage-backed securities also
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are subject to extension risk (described above). In addition, a mortgage-backed security may be subject to redemption at the option of the issuer. If a mortgage-backed security held by the Fund is called for redemption, the Fund will be required to permit the issuer to redeem or pay-off the security, which could have an adverse effect on the Fund’s ability to achieve its investment objective.
Liquidity Risk of Mortgage-Backed Securities. Investments in privately issued mortgage-backed securities may have less liquidity than mortgage-backed securities that are issued by a federal government agency. Because mortgage-backed securities have the potential to be less liquid than other securities, the Fund may be more susceptible to liquidity risks than funds that invest in other securities. In the past, in stressed markets, certain types of mortgage-backed securities suffered periods of illiquidity when disfavored by the market. It is possible that the Fund may be unable to sell a mortgage-backed security at a desirable time or at the value the Fund has placed on the investment.
Collateralized Mortgage Obligations (CMOs). There are certain risks associated specifically with CMOs. CMOs are debt obligations collateralized by mortgage loans or mortgage pass-through securities. The expected average life of CMOs is determined using mathematical models that incorporate prepayment assumptions and other factors that involve estimates of future economic and market conditions.
Adjustable Rate Mortgages. Adjustable Rate Mortgages (ARMs) contain maximum and minimum rates beyond which the mortgage interest rate may not vary over the lifetime of the security. In addition, many ARMs provide for additional limitations on the maximum amount by which the mortgage interest rate may adjust for any single adjustment period.
Interest and Principal Only Securities Risk. Stripped mortgage-backed securities are usually structured with two classes that receive different portions of the interest and principal distributions on a pool of debt instruments, such as mortgage loans. In one type of stripped mortgage-backed security, one class will receive all of the interest from the mortgage assets (the interest-only, or “IO” class), while the other class will receive all of the principal from the mortgage assets (the principal-only, or “PO” class).
Inverse Floaters and Related Securities Risk. Investments in inverse floaters and similar instruments expose the Fund to the same risks as investments in debt securities and derivatives, as well as other risks, including those associated with leverage and increased volatility. An investment in these securities typically will involve greater risk than an investment in a fixed rate security.
Investment Company and Exchange-Traded Funds (ETFs) Risk. When the Fund invests in an investment company, including closed-end funds and ETFs, in addition to directly bearing the expenses associated with its own operations, it will bear a pro rata portion of the investment company’s expenses. Further, while the risks of owning shares of an investment company generally reflect the risks of owning the underlying investments of the investment company, the Fund may be subject to additional or different risks than if the Fund had invested directly in the underlying investments. For example, the lack of liquidity in an ETF could result in its value being more volatile than that of the underlying portfolio securities.
Closed-end investment companies issue a fixed number of shares that trade on a stock exchange or over-the-counter at a premium or a discount to their net asset value. As a result, a closed-end fund’s share price fluctuates based on what another investor is willing to pay rather than on the market value of the securities in the fund. The shares of many closed-end funds, after their initial public offering, frequently trade at a price per share that is less than the net asset value per share, the difference representing the “market discount” of such shares. This market discount may be due in part to the investment objective of long-term appreciation, which is sought by many closed-end funds, as well as to the fact that the shares of closed-end funds are not redeemable by the holder upon demand to the issuer at the next determined net asset value, but rather, are subject to supply and demand in the secondary market. A relative lack of secondary market purchasers of closed-end fund shares also may contribute to such shares trading at a discount to their net asset value. The Fund may invest in shares of closed-end funds that are trading at a discount to net asset value or at a premium to net asset value. There can be no assurance that the market discount on shares of any closed-end fund purchased by the Fund will ever decrease. In fact, it is possible that this market discount may increase and the Fund may suffer realized or unrealized capital losses due to further decline in the market price of the securities of such closed-end funds, thereby adversely affecting the net asset value of the Fund’s shares. Similarly, there can be no assurance that any shares of a closed-end fund purchased by the Fund at a premium will continue to trade at a premium or that the premium will not decrease subsequent to a purchase of such shares by the Fund. Closed-end funds may issue senior securities (including preferred stock and debt obligations) for the purpose of leveraging the closed-end fund’s common shares in an attempt to enhance the current return to such closed-end fund’s
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common shareholders. The Fund’s investment in the common shares of closed-end funds that are financially leveraged may create an opportunity for greater total return on its investment, but at the same time may be expected to exhibit more volatility in market price and net asset value than an investment in shares of investment companies without a leveraged capital structure.
Private Placement Risk. A private placement involves the sale of securities that have not been registered under U.S. or foreign securities laws to certain institutional and qualified individual purchasers. In addition to the general risks to which all securities are subject, securities received in a private placement generally are subject to strict restrictions on resale, and there may be no liquid secondary market or ready purchaser for such securities. Securities sold through private placements are not publicly traded and, therefore, are less liquid. Companies seeking private placement investments tend to be in earlier stages of development and have not yet been fully tested in the public marketplace. Additionally, many private placement securities are issued by companies that are not required to file periodic financial reports, leading to challenges in evaluating the company’s overall business prospects and gauging how the investment is likely to perform over time. The more limited financial information and lack of publicly available prices require the Fund to determine a fair value for such investments. The assignments of fair value prices to private placements consider a wide variety of factors and are reviewed on a regular basis and updated as additional information becomes available. However, the valuation involves a significant amount of judgment by the Fund’s independent pricing service and the fair value prices determined for the Fund could differ from those of other market participants.
Event-Driven Risk. The evaluation of the outcome of a proposed investment opportunity, whether a corporate event such as a merger, acquisition, refinancing, reorganization, regulatory issue, or other investment opportunity, may prove incorrect and the Fund’s return on the investment may be negative. Even if the judgment regarding the likelihood of a specific outcome proves correct, the expected event may be delayed or completed on terms other than those originally proposed, which may cause the Fund to lose money or fail to achieve a desired rate of return. These risks may be realized for a variety of reasons, such as the inability to finance a transaction, lack of regulatory approval from state, federal or international agencies or failure of shareholders to approve a transaction.
Derivatives Risk. Derivatives, such as forwards, futures, swaps and options, may involve significant risks. Derivatives are financial instruments, traded on an exchange or in the over-the-counter (OTC) markets, with a value in relation to, or derived from, the value of an underlying asset(s) (such as a security, commodity or currency) or other reference, such as an index, rate or other economic indicator (each an underlying reference).
Derivatives could result in Fund losses if the underlying references do not perform as anticipated. Use of derivatives is a highly specialized activity that can involve investment techniques, risks, and tax planning different from those associated with more traditional investment instruments. The Fund’s derivatives strategy may not be successful and use of certain derivatives could result in substantial, potentially unlimited, losses to the Fund regardless of the Fund’s actual investment. A relatively small movement in the price, rate or other economic indicator associated with the underlying reference may result in substantial loss for the Fund. Derivatives may be more volatile than other types of investments. Derivatives can increase the Fund’s risk exposure to underlying references and their attendant risks, including the risk of an adverse credit event associated with the underlying reference (credit risk), the risk of adverse movement in the value, price or rate of the underlying reference (market risk), the risk of adverse movement in the value of underlying currencies (foreign currency risk) and the risk of adverse movement in underlying interest rates (interest rate risk).
Derivatives may expose the Fund to additional risks, including the risk of loss due to a derivative position that is imperfectly correlated with the underlying reference it is intended to hedge or replicate (correlation risk), the risk that a counterparty will fail to perform as agreed (counterparty risk), the risk that a hedging strategy may fail to mitigate losses, and may offset gains (hedging risk), the risk that losses may be greater than the amount invested (leverage risk), the risk that the Fund may be unable to sell an investment at an advantageous time or price (liquidity risk), the risk that the investment may be difficult to value (pricing risk), and the risk that the price or value of the investment fluctuates significantly over short periods of time (volatility risk). The value of derivatives may be influenced by a variety of factors, including national and international political and economic developments. Potential changes to the regulation of the derivatives markets may make derivatives more costly, may limit the market for derivatives, or may otherwise adversely affect the value or performance of derivatives.
Forwards. A forward contract is an over-the-counter derivative transaction between two parties to buy or sell a specified amount of an underlying reference at a specified price (or rate) on a specified date in the future. Forward contracts are negotiated on an individual basis and are not standardized or traded on exchanges. The market for forward contracts is substantially unregulated (there is no limit on daily price movements and speculative position
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limits are not applicable). The principals who deal in certain forward contract markets are not required to continue to make markets in the underlying references in which they trade, and these markets can experience periods of illiquidity, sometimes of significant duration. There have been periods during which certain participants in forward contract markets have refused to quote prices for certain underlying references or have quoted prices with an unusually wide spread between the price at which they were prepared to buy and that at which they were prepared to sell. At or prior to maturity of a forward contract, the Fund may enter into an offsetting contract and may incur a loss to the extent there has been adverse movement in forward contract prices. The liquidity of the markets for forward contracts depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants make or take delivery, liquidity in the market for forwards could be reduced. A relatively small price movement in a forward contract may result in substantial losses to the Fund, exceeding the amount of the margin paid. Forward contracts can increase the Fund’s risk exposure to underlying references and their attendant risks, such as credit risk, market risk, foreign currency risk and interest rate risk, while also exposing the Fund to correlation risk, counterparty risk, hedging risk, leverage risk, liquidity risk, pricing risk and volatility risk.
A forward foreign currency contract is a derivative (forward contract) in which the underlying reference is a country’s or region’s currency. The Fund may agree to buy or sell a country’s or region’s currency at a specific price on a specific date in the future. These instruments may fall in value (sometimes dramatically) due to foreign market downswings or foreign currency value fluctuations, subjecting the Fund to foreign currency risk (the risk that Fund performance may be negatively impacted by foreign currency strength or weakness relative to the U.S. dollar, particularly if the Fund exposes a significant percentage of its assets to currencies other than the U.S. dollar). The effectiveness of any currency strategy by the Fund may be reduced by the Fund’s inability to precisely match forward contract amounts and the value of securities involved. Forward foreign currency contracts used for hedging may also limit any potential gain that might result from an increase or decrease in the value of the currency. Unanticipated changes in the currency markets could result in reduced performance for the Fund. When the Fund converts its foreign currencies into U.S. dollars, it may incur currency conversion costs due to the spread between the prices at which it may buy and sell various currencies in the market.
Futures. Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a reference instrument at a specified price, date and time. Entering into a contract to buy an underlying reference instrument is commonly referred to as buying a contract or holding a long position in the asset. Entering into a contract to sell an underlying reference instrument is commonly referred to as selling a contract or holding a short position in the underlying reference instrument. Futures contracts are considered to be commodity contracts.
Options. An option is a contract between two parties for the purchase and sale of a financial instrument for a specified price at a specified date. Unlike a futures contract, an option grants the purchaser, in exchange for a premium payment, a right (not an obligation) to buy or sell a financial instrument. An option on a futures contract gives the purchaser the right, in exchange for a premium, to assume a position in a futures contract at a specified exercise price during the term of the option. The seller of an uncovered call (buy) option assumes the risk of a theoretically unlimited increase in the market price of the underlying security above the exercise price of the option. The securities necessary to satisfy the exercise of the call option may be unavailable for purchase except at much higher prices. Purchasing securities to satisfy the exercise of the call option can itself cause the price of the securities to rise further, sometimes by a significant amount, thereby exacerbating the loss. The buyer of a call option assumes the risk of losing its entire premium invested in the call option. The seller (writer) of a put (sell) option that is covered (e.g., the writer has a short position in the underlying security) assumes the risk of an increase in the market price of the underlying security above the sales price (in establishing the short position) of the underlying security plus the premium received and gives up the opportunity for gain on the underlying security below the exercise price of the option. The seller of an uncovered put option assumes the risk of a decline in the market price of the underlying security below the exercise price of the option. The buyer of a put option assumes the risk of losing his entire premium invested in the put option. An option’s time value (i.e., the component of the option’s value that exceeds the in-the-money amount) tends to diminish over time. Even though an option may be in-the-money to the buyer at various times prior to its expiration date, the buyer’s ability to realize the value of an option depends on when and how the option may be exercised. For example, the terms of a transaction may provide for the option to be exercised automatically if it is in-the-money on the expiration date. Conversely, the terms may require timely delivery of a notice of exercise, and exercise may be subject to other conditions (such as the occurrence or non-occurrence of certain events, such as knock-in, knock-out or other barrier events) and timing requirements, including the “style” of the option.
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Swap Agreements. Swaps are agreements whereby two parties agree to exchange payment streams calculated by reference to an underlying asset, such as a rate, index, instrument or securities. Swaps typically involve credit risk, market risk, liquidity risk, funding risk, operational risk, legal and documentation risk, regulatory risk and/or tax risk. Interest rate swaps involve one party, in return for a premium, agreeing to make payments to another party to the extent that interest rates exceed or fall below a specified rate (a “cap” or “floor,” respectively). Swap agreements involve the risk that the party with whom the Fund has entered into the swap will default on its obligation to pay the Fund and the risk that the Fund will not be able to meet its obligations to the other party to the agreement.
Regulation relating to the Fund’s use of derivatives and related instruments, including Rule 18f-4 under the 1940 Act, could potentially limit or impact the Fund’s ability to invest in derivatives, limit the Fund’s ability to employ certain strategies that use derivatives and/or adversely affect the value of derivatives and the Fund’s performance.
Investment Style Risk. Different investment styles tend to shift in and out of favor depending on market conditions and investor sentiment. A Sub-adviser’s approach to investing could cause it to underperform other managers that employ a different investment style. For example, growth stocks tend to be more volatile than certain other types of stocks, and their prices may fluctuate more dramatically than the overall stock market. A stock with growth characteristics can have sharp price declines due to decreases in current or expected earnings and may lack dividends that can help cushion its share price in a declining market.
Active Management Risk. Due to the active management investment strategies used by the Fund’s Sub-advisers, the Fund could underperform its benchmark index and/or other funds with similar investment objectives and/or strategies. The Sub-advisers’ judgments about the attractiveness, value, or potential appreciation of the Fund’s investments may prove to be incorrect.
Hedging Risk. Hedges are sometimes subject to imperfect matching between the derivative and the underlying security, and there can be no assurance that the Fund’s hedging transactions will be effective. In addition, the use of hedging may result in certain adverse tax consequences.
Short Sale Risk. Positions in shorted securities are speculative and more risky than long positions (purchases) in securities. Short selling will also result in higher transaction costs (such as interest and dividends), and may result in higher taxes, which reduce the Fund’s return. Generally, the short sales in which the Fund may invest will not be “against the box,” meaning the Fund will not own the shorted security, so theoretically the potential loss resulting from short sales is unlimited.
Liquidity Risk. Liquidity risk exists when particular investments are difficult to purchase or sell. The market for certain investments may become illiquid due to specific adverse changes in the condition of a particular issuer or under adverse market or economic conditions independent of the issuer. The Fund’s investments in illiquid securities may reduce the returns of the Fund because it may be unable to sell the illiquid securities at an advantageous time or price. Further, transactions in illiquid securities may entail transaction costs that are higher than those for transactions in liquid securities.
Bank Loans Risk. Commercial banks and other financial institutions or institutional investors make corporate loans to companies that need capital to grow or restructure. Borrowers generally pay interest on corporate loans at rates that change in response to changes in standardized market interest rates. As a result, the value of corporate loan investments is generally less exposed to the adverse effects of shifts in market interest rates than investments that pay a fixed rate of interest. The market for corporate loans may be subject to irregular trading activity and wide bid/ask spreads. In addition, transactions in corporate loans may settle on a delayed basis. As a result, the proceeds from the sale of corporate loans may not be readily available to make additional investments or to meet the Fund’s redemption obligations. To the extent the extended settlement process gives rise to short-term liquidity needs, the Fund may hold additional cash, sell investments or temporarily borrow from banks and other lenders. The corporate loans in which the Fund invests are usually rated below investment grade.
Senior Loans Risk. Senior loans are business loans made to borrowers that may be corporations, partnerships or other entities. These borrowers operate in a variety of industries and across geographic regions. Investing in senior loans involves investment risk and some borrowers default on their senior loan repayments. The risks associated with senior loans are similar to the risks of junk bonds, although senior loans typically are senior and secured, whereas junk bonds often are subordinated and unsecured. Investments in senior loans typically are below investment grade and are considered speculative because of the credit risks of their borrowers. Such borrowers are more likely to default on their payments of interest and principal owed, and such defaults could reduce the Fund’s net asset value and income distributions. An
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economic downturn generally leads to a higher non-payment rate, and a senior loan may lose significant value before a default occurs. No active trading market may exist for certain senior loans, which may impair the ability of the Fund to realize full value in the event of the need to sell a senior loan and which may make it difficult to value senior loans. Adverse market conditions may impair the liquidity of some actively traded senior loans. To the extent that a secondary market does exist for certain senior loans, the market may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods. Senior loans are subject to the risk that when sold, such sale may not settle in a timely manner, resulting in a settlement date that may be much later than the trade date. Delayed settlement interferes with the Fund’s ability to realize the proceeds of senior loan sales in a timely way. There is no assurance that the liquidation of the collateral would satisfy the claims of the borrower’s obligations in the event of the non-payment of scheduled interest or principal, or that the collateral could be readily liquidated. Senior loans may not be deemed to be securities and, in such case, may not be afforded the anti-fraud protections of the Federal securities laws in the event of fraud or misrepresentation by a borrower.
Special Purpose Acquisition Companies Risks. The Fund may, to the extent permitted by the 1940 Act and its investment policies, invest in special purpose acquisition companies (“SPACs”). Unless and until an acquisition is completed, a SPAC generally invests its assets (less an amount to cover expenses) in U.S. Government securities, money market fund securities and cash. SPACs and similar entities may be blank check companies with no operating history or ongoing business other than to seek a potential acquisition. Accordingly, the value of their securities is particularly dependent on the ability of the entity’s management to identify and complete a profitable acquisition. Certain SPACs may seek acquisitions only in limited industries or regions, which may increase the volatility of their prices. Investments in SPACs may be illiquid and/or be subject to restrictions on resale. To the extent the SPAC is invested in cash or similar securities, this may impact the Fund’s ability to meet its investment objective.
Tax Risk. The investment in equity securities of SPACs introduces complexities beyond typical equity investments and may introduce tax risks to the Fund. In particular, certain non-U.S. SPACs may be treated as “passive foreign investment companies” (“PFICs”) under the Internal Revenue Code of 1986, as amended (the “Code”), thereby causing the Fund to be subject to special tax rules. If a SPAC is classified as a PFIC, the Fund may be subject to U.S. federal income tax on a portion of any “excess distribution” or gain from the disposition of shares in the PFIC even if such income is distributed as a taxable dividend by the Fund to its shareholders. Additional charges in the nature of interest may be imposed on the Fund in respect of deferred taxes arising from such distributions or gains unless the Fund makes certain elections. See “Taxes — The Funds and Their Investments — Foreign Investments” in the Statement of Additional Information for additional information.
Collateralized Loan Obligations (CLOs) Risk. CLO securities are non-recourse obligations of their issuer payable solely from the related underlying collateral or its proceeds. Therefore, as a holder of CLOs, the Fund must rely only on distributions on the underlying collateral or related proceeds for payment. If distributions on the underlying collateral are insufficient to make payments on the CLO securities, no other assets will be available for payment of the deficiency. As a result, the amount and timing of interest and principal payments in respect of CLO securities will depend on the performance and characteristics of the related underlying collateral.
Foreign Securities and Emerging Markets Risk. Foreign securities subject the Fund to the risks associated with investing in the particular country of an issuer, including the political, regulatory, economic, social, diplomatic and other conditions or events, including, for example, military confrontations, war and terrorism; occurring in the country or region, as well as risks associated with less developed custody and settlement practices. Foreign securities may be more volatile and less liquid than securities of U.S. companies and are subject to the risks associated with potential imposition of economic and other sanctions against a particular foreign country, its nationals or industries or businesses within the country. In addition, foreign governments may impose withholding or other taxes on the Fund’s income, capital gains or proceeds from the disposition of foreign securities, which could reduce the Fund’s return on such securities. The performance of the Fund may also be negatively impacted by fluctuations in a foreign currency’s strength or weakness relative to the U.S. dollar, particularly to the extent the Fund invests a significant percentage of its assets in foreign securities or other assets denominated in currencies other than the U.S. dollar. Risks of foreign investment tend to be greater in emerging markets, which tend to be more likely to experience political turmoil or rapid change to market or economic conditions.
Depositary receipts risk. Depositary receipts are receipts issued by a bank or trust company reflecting ownership of underlying securities issued by foreign companies. Some foreign securities are traded in the form of American Depositary Receipts (ADRs), Global Depositary Receipts (GDRs) or European Depositary Receipts (EDRs). Depositary receipts involve risks similar to the risks associated with investments in foreign securities, including those
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associated with investing in the particular country of an issuer, which may be related to the particular political, regulatory, economic, social and other conditions or events, including, for example, military confrontations, war and terrorism, occurring in the country and fluctuations in its currency, as well as market risk tied to the underlying foreign company. In addition, ADR holders may have limited voting rights, may not have the same rights afforded typical company stockholders in the event of a corporate action such as an acquisition, merger or rights offering and may experience difficulty in receiving company stockholder communications.
Emerging markets risk. Emerging markets may be more likely to experience political turmoil or rapid changes in market or economic conditions than more developed countries. In addition, the financial stability of issuers (including governments) in emerging market countries may be more precarious than that of issuers in other countries.
Securities Lending Risk. The Fund may lend portfolio securities to broker-dealers or other financial intermediaries on a fully collateralized basis in order to earn additional income. The Fund may lose money from securities lending if, for example, it is delayed in or prevented from selling the collateral after the loan is made or recovering the securities loaned or if it incurs losses on the reinvestment of cash collateral.
Asset-Backed Securities Risk. Asset-backed investments tend to increase in value less than other debt securities when interest rates decline, but are subject to similar risk of decline in market value during periods of rising interest rates. In a period of declining interest rates, the Fund may be required to reinvest more frequent prepayments on asset-backed investments in lower-yielding investments. There is a risk that borrowers may default on their obligations in respect of certain underlying obligations of asset-backed securities. Certain assets underlying asset-backed securities are subject to prepayment, which may reduce the overall return to asset-backed security holders. The insolvency of entities that generate receivables or that utilize the assets may result in added costs and delays in addition to losses associated with a decline in the value of underlying assets. Certain asset-backed securities do not have the benefit of the same security interest in the related collateral as do mortgage-backed securities; nor are they provided government guarantees of repayment as are some mortgage-backed securities. Credit card receivables generally are unsecured, and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. In addition, some issuers of automobile receivables permit the servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related automobile receivables.
Convertible Securities Risk. Convertible securities generally tend to be of lower credit quality, and the value of a convertible security may change with the value of the underlying common stock or changes in interest rates. A convertible security may also be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument. If a convertible security held by the Fund is called for redemption, the Fund will be required to permit the issuer to redeem the security, convert it into the underlying common stock or sell it to a third party, which could result in a loss to the Fund. Additionally, the Fund could lose money if the issuer of a convertible security is unable to meet its financial obligations or declares bankruptcy.
Management Risk. Securities held by the Fund may underperform those held by other funds investing in the same asset class or benchmarks that are representative of the asset class because of the Sub-advisers’ choice of securities.
Multi-Manager Risk. The Adviser may be unable to identify and retain Sub-advisers who achieve superior investment returns relative to other similar Sub-advisers. In addition, the investment styles of the Sub-advisers may not complement each other as expected by the Adviser. The Fund may experience a higher portfolio turnover rate, which can increase the Fund’s transaction costs and more taxable short-term gains for shareholders.
Portfolio Turnover Risk. Frequent buying and selling of investments may involve higher trading costs and other expenses and may affect the Fund’s performance over time.
Cash Position Risk. To the extent the Fund holds assets in cash and cash equivalents, the ability of the Fund to meet its objective may be limited.
Interest Rate Risk. The risk that the values of debt instruments held by the Fund will change in response to changes in interest rates. In general, the value of a fixed-income instrument with positive duration will generally decline if interest rates increase, whereas the value of an instrument with negative duration will generally decline if interest rates decrease. The value of an instrument with a longer duration (whether positive or negative) will be more sensitive to increases in interest
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rates than a similar instrument with a shorter duration. Duration is a measure of the expected life of a bond that is used to determine the sensitivity of an instrument’s price to changes in interest rates. For example, the price of a bond fund with an average duration of three years generally would be expected to fall approximately 3% if interest rates rose by one percentage point.
Inverse floaters, interest-only and principal-only securities are especially sensitive to interest rate changes, which can affect not only their prices but can also change the income flows and repayment assumptions about those investments. Adjustable rate instruments also react to interest rate changes in a similar manner although generally to a lesser degree (depending, however, on the characteristics of the reset terms, including the index chosen, frequency of reset and reset caps or floors, among other things). During periods of increasing interest rates, changes in the interest rate payments of adjustable rate instruments may lag the changes in market interest rates or may have limits on the maximum increase in interest rates.
Conversely, there may not be any limitations or caps on the adjustment down of interest rate payments during periods of declining market interest rates. The Fund may face a heightened level of interest rate risk during periods when the Federal Reserve raises interest rates.
Extension Risk. When interest rates rise, certain obligations will be paid off by the obligor more slowly than anticipated, causing the value of these obligations to fall. Rising interest rates tend to extend the duration of securities, making them more sensitive to changes in interest rates. The value of longer-term securities generally changes more in response to changes in interest rates than shorter-term securities. As a result, in a period of rising interest rates, securities may exhibit additional volatility and may lose value.
Prepayment Risk. When interest rates fall, certain obligations will be paid off by the obligor more quickly than originally anticipated, and the Fund may have to invest the proceeds in securities with lower yields. In periods of falling interest rates, the rate of prepayments tends to increase (as does price fluctuation) as borrowers are motivated to pay off debt and refinance at new lower rates. During such periods, reinvestment of the prepayment proceeds by the management team will generally be at lower rates of return than the return on the assets that were prepaid. Prepayment reduces the yield to maturity and the average life of the security.
Warrants Risk. Warrants are instruments that entitle the holder to buy an equity security at a specific price for a specific period of time. Warrants may be more speculative than other types of investments. The price of a warrant may be more volatile than the price of its underlying security, and a warrant may offer greater potential for capital appreciation as well as capital loss. A warrant ceases to have value if it is not exercised prior to its expiration date.
Exchange-Traded Notes (ETNs) Risk. The Fund may invest in ETNs, which are notes representing unsecured debt of the issuer. ETNs are typically linked to the performance of an index plus a specified rate of interest that could be earned on cash collateral. The value of an ETN may be influenced by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying markets, changes in the applicable interest rates, changes in the issuer’s credit rating and economic, legal, political or geographic events that affect the referenced index.
U.S. Government Securities Risk. Obligations of U.S. Government agencies, authorities, instrumentalities and sponsored enterprises have historically involved little risk of loss of principal if held to maturity. However, not all U.S. Government securities are backed by the full faith and credit of the United States. Obligations of certain agencies, authorities, instrumentalities and sponsored enterprises of the U.S. Government are backed by the full faith and credit of the United States (e.g., the Government National Mortgage Association); other obligations are backed by the right of the issuer to borrow from the U.S. Treasury (e.g., the Federal Home Loan Banks) and others are supported by the discretionary authority of the U.S. Government to purchase an agency’s obligations. Still others are backed only by the credit of the agency, authority, instrumentality or sponsored enterprise issuing the obligation. No assurance can be given that the U.S. Government would provide financial support to any of these entities if it is not obligated to do so by law.
Sovereign Obligation Risk. The issuer of the sovereign debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due, and the underlying funds may have limited recourse in the event of a default.
Currency Risk. Exchange rates for currencies fluctuate daily. The combination of currency risk and market risks tends to make securities traded in foreign markets more volatile than securities traded exclusively in the United States. Investing in currencies or securities denominated in a foreign currency entails risk of being exposed to a currency that may not fully reflect the strengths and weaknesses of the economy of the country or region utilizing the currency. In addition, it is possible
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that a currency (such as, for example, the euro) could be abandoned in the future by countries that have already adopted its use, and the effects of such an abandonment on the applicable country and the rest of the countries utilizing the currency are uncertain but could negatively affect the Fund’s investments denominated in the currency. If a currency used by a country or countries is replaced by another currency, the Fund’s Adviser would evaluate whether to continue to hold any investments denominated in such currency, or whether to purchase investments denominated in the currency that replaces such currency, at the time. Such investments may continue to be held, or purchased, to the extent consistent with the Fund’s investment objective(s) and permitted under applicable law.
Many countries rely heavily upon export-dependent businesses and any strength in the exchange rate between a currency and the U.S. dollar or other currencies can have either a positive or a negative effect upon corporate profits and the performance of investments in the country or region utilizing the currency. Adverse economic events within such country or region may increase the volatility of exchange rates against other currencies, subjecting the Fund’s investments denominated in such country’s or region’s currency to additional risks.
Commercial Paper Risk. Commercial paper is a short-term obligation with a maturity generally ranging from one to 270 days and is issued by U.S. or foreign companies or other entities in order to finance their current operations. Such investments are unsecured and usually discounted from their value at maturity. The value of commercial paper may be affected by changes in the credit rating or financial condition of the issuing entities and will tend to fall when interest rates rise and rise when interest rates fall.
Real Estate Investment Trust (REITs) Risk. REITs, including foreign REITS and REIT-like entities, are subject to risks associated with the ownership of real estate. Some REITs experience market risk due to investment in a limited number of properties, in a narrow geographic area, or in a single property type, which increases the risk that such REIT could be unfavorably affected by the poor performance of a single investment or investment type. These companies are also sensitive to factors such as changes in real estate values and property taxes, interest rates, cash flow of underlying real estate assets, supply and demand and the management skill and creditworthiness of the issuer. Borrowers could default on or sell investments that a REIT holds, which could reduce the cash flow needed to make distributions to investors. In addition, REITs may also be affected by tax and regulatory requirements impacting the REITs’ ability to qualify for preferential tax treatments or exemptions. REITs require specialized management and pay management expenses. REITs also are subject to physical risks to real property, including weather, natural disasters, terrorist attacks, war, or other events that destroy real property. Foreign REITS and REIT-like entities can also be subject to currency risk, emerging market risk, limited public information, illiquid trading and the impact of local laws.
REITs include equity REITs and mortgage REITs. Equity REITs may be affected by changes in the value of the underlying property owned by the trusts, while mortgage REITs may be affected by the quality of any credit extended. Further, equity and mortgage REITs are dependent upon management skills and generally may not be diversified. Equity and mortgage REITs are also subject to heavy cash flow dependency, defaults by borrowers and self-liquidations. In addition, equity and mortgage REITs could possibly fail to qualify for tax-free pass-through of income under applicable tax laws or to maintain their exemptions from registration under the 1940 Act. The above factors may also adversely affect a borrower’s or a lessee’s ability to meet its obligations to the REIT. In the event of a default by a borrower or lessee, the REIT may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting its investments. In addition, even many of the larger REITs in the industry tend to be small to medium-sized companies in relation to the equity markets as a whole.
Your investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency entity or person.
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Destinations Shelter Fund
Investment objective
Capital appreciation with lower volatility than broad equity markets.
Principal investment strategies
The Fund’s investment strategy seeks to provide capital appreciation through broad exposure to the equity markets with a lower volatility profile than long-only equity strategies, due to its implementation of a hedging strategy that uses index options to seek to limit the magnitude of negative returns during a declining equity market, thereby reducing the level of positive returns required to recoup losses (also referred to as drawdown risk). Insofar as the Fund’s investment strategy seeks to minimize investment losses during a declining equity market, it can be thought of as seeking to provide “shelter” to investors while weathering such market conditions.
The Fund employs a “multi-manager” strategy whereby Orion Portfolio Solutions, LLC d.b.a. Brinker Capital Investments (the “Adviser”) allocates the Fund’s assets among one or more professional money managers (each, a “Sub-Adviser,” and collectively, the “Sub-Advisers”), each of which is responsible for investing its allocated portion of the Fund’s assets. The Adviser may also invest a portion of the Fund’s assets in unaffiliated funds that are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), and that have investment objectives and principal investment strategies consistent with those of the Fund, including open-end funds, closed-end funds and exchange traded funds (ETFs), which may be passively managed (i.e., index-tracking) or actively managed.
To achieve its investment objective, the Fund may invest in equity securities (including U.S. and foreign common stocks, real estate investment trust (REITs) and depositary receipts, including emerging markets); cash, cash equivalents, money market instruments, and shares of money market funds; U.S. investment grade fixed income securities of various maturities, including U.S. government bonds; derivative instruments, including options on equity indexes, interest rate swaps, total return swaps, credit default swaps, and futures; structured notes, and interests in unaffiliated funds. The Fund will use derivative investments primarily for hedging purposes. The Fund has the ability to invest in equity securities of issuers of various capitalizations, including small- and mid-cap issuers.
The Fund will invest in a diversified portfolio of equity securities and will implement an option overlay strategy, pursuant to which it will systematically purchase and sell exchange-traded index put options (i.e., instruments that give the holder the right, but not the obligation, to sell an underlying asset) and sell exchange-traded index call options (i.e., instruments that give the holder the right, but not the obligation, to buy an underlying asset). The Fund’s combination of equity exposure, downside protection from investments in put options, and income from the sale of index call options, is designed to provide the Fund with investment returns associated with equity market investments, but with less risk and a lower volatility profile than traditional long-only equity strategies. Specifically, the Fund will seek to buy an index put option at a higher strike price and write (or sell) an index put option on the same index at a relatively lower strike price, resulting in what is known as a put option spread, while simultaneously selling an index call option on the same index. As a trade-off for providing shelter during declining equity markets, the Fund is expected to underperform traditional long-only equity strategies in rising equity markets and is not expected to provide shelter from equity market downside during periods of low volatility.
The Fund may also lend portfolio securities in an attempt to earn additional income.
A Sub-adviser may sell a security for a variety of reasons, such as where the Sub-adviser believes selling the security will help the Fund to secure gains, limit losses, or redeploy assets into more promising opportunities, or the valuation is no longer attractive. A Sub-adviser may also enter into or exit out of derivative investments based on, among other reasons, its expectations of equity market volatility.
Principal risks
Investing in any mutual fund involves the risk that you may lose part or all of the money you invest. Over time, the value of your investment in the Fund will increase and decrease according to changes in the value of the securities in the Fund’s portfolio.
The Fund’s principal risks include:
Market Risk. Market values of securities or other investments that the Fund holds will fall, sometimes rapidly or unpredictably, or fail to rise. Returns from the securities in which the Fund invests typically will underperform positive
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returns from the equity markets. An investment in the Fund could lose money over short or long periods. Markets may decline significantly in response to adverse issuer, political, regulatory, market, economic or other developments that may cause broad changes in market value, public perceptions concerning these developments, and adverse investor sentiment or publicity. Similarly, environmental and public health risks, such as natural disasters, epidemics, pandemics or widespread fear that such events may occur, may impact markets adversely and cause market volatility in both the short- and long-term.
Equity Securities Risk. The Fund is subject to the risk that stock prices will fall over short or extended periods of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by these companies may decline in response to such developments, which could result in a decline in the value of the Fund’s shares. Low and minimum volatility equity securities tend not to appreciate or depreciate significantly over short periods of time. However, such securities may not necessarily protect against significant market declines, and they may limit participation in significant market gains. Because the Fund is designed to serve as a hedge against large equity market declines, the Fund could produce negative returns in years when equity markets are rising.
Small-Cap Securities Risk. Small capitalization stocks may underperform other types of stocks or the equity market as a whole. Stocks of smaller companies may be subject to more abrupt or erratic market movements than stocks of larger, more established companies. Small companies may have limited product lines or financial resources or may be dependent upon a small or inexperienced management group. In addition, small-cap stocks typically are traded in lower volume, are less liquid, and their issuers typically are subject to greater degrees of changes in their earnings and prospects. These risks may be heightened with respect to micro-cap companies.
Mid-Cap Securities Risk. Mid-capitalization stocks tend to perform differently from other segments of the equity market or the equity market as a whole and can be more volatile than stocks of large-capitalization companies. Mid-capitalization companies may be newer or less established, and may have limited resources, products and markets, and may be less liquid.
Real Estate Investment Trust (REITs) Risk. REITs, including foreign REITs and REIT-like entities, are subject to risks associated with the ownership of real estate. Some REITs experience market risk due to investment in a limited number of properties, in a narrow geographic area, or in a single property type, which increases the risk that such REIT could be unfavorably affected by the poor performance of a single investment or investment type. These companies are also sensitive to factors such as changes in real estate values and property taxes, interest rates, cash flow of underlying real estate assets, supply and demand and the management skill and creditworthiness of the issuer. Borrowers could default on or sell investments that a REIT holds, which could reduce the cash flow needed to make distributions to investors. In addition, REITs may also be affected by tax and regulatory requirements impacting the REITs’ ability to qualify for preferential tax treatments or exemptions. REITs require specialized management and pay management expenses. REITs also are subject to physical risks to real property, including weather, natural disasters, terrorist attacks, war, or other events that destroy real property. Foreign REITS and REIT-like entities can also be subject to currency risk, emerging market risk, limited public information, illiquid trading and the impact of local laws.
REITs include equity REITs and mortgage REITs. Equity REITs may be affected by changes in the value of underlying property owned by the trusts, while mortgage REITs may be affected by the quality of any credit extended. Further, equity and mortgage REITs are dependent upon management skills and generally may not be diversified. Equity and mortgage REITs are also subject to heavy cash flow dependency, defaults by borrowers and self-liquidations. In addition, equity and mortgage REITs could possibly fail to qualify for tax-free pass-through of income under applicable tax laws or to maintain their exemptions from registration under the 1940 Act. The above factors may also adversely affect a borrower’s or a lessee’s ability to meet its obligations to the REIT. In the event of a default by a borrower or lessee, the REIT may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting its investments. In addition, even many of the larger REITs in the industry tend to be small to medium-sized companies in relation to the equity markets as a whole.
Foreign and Emerging Markets Securities Risk. Foreign securities subject the Fund to the risks associated with investing in the particular country of an issuer, including the political, regulatory, economic, social, diplomatic and other conditions or events, as well as risks associated with less developed custody and settlement practices. Foreign securities may be more volatile and less liquid than securities of U.S. companies. The performance of the Fund may also be negatively impacted by fluctuations in a foreign currency’s strength or weakness relative to the U.S. dollar. Risks of foreign investment tend to be greater in emerging markets, which tend to be more likely to experience political turmoil or rapid change to market or economic conditions. Investments in emerging markets can involve additional and greater risks than the risks associated
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with investments in developed foreign markets. Emerging markets can have less developed markets, greater custody and operational risk, less developed legal, regulatory, and accounting systems, and greater political, social, and economic instability than developed markets. Frontier markets, considered by the Fund to be a subset of emerging markets, generally have smaller economies and less mature capital markets than emerging markets. As a result, the risks of investing in emerging market countries are magnified in frontier market countries.
Depositary receipts risk. Depositary receipts are receipts issued by a bank or trust company reflecting ownership of underlying securities issued by foreign companies. Some foreign securities are traded in the form of American Depositary Receipts (ADRs), Global Depositary Receipts (GDRs) or European Depositary Receipts (EDRs). Depositary receipts involve risks similar to the risks associated with investments in foreign securities, including those associated with investing in the particular country of an issuer, which may be related to the particular political, regulatory, economic, social and other conditions or events, including, for example, military confrontations, war and terrorism, occurring in the country and fluctuations in its currency, as well as market risk tied to the underlying foreign company. In addition, ADR holders may have limited voting rights, may not have the same rights afforded typical company stockholders in the event of a corporate action such as an acquisition, merger or rights offering and may experience difficulty in receiving company stockholder communications.
Emerging markets risk. Emerging markets may be more likely to experience political turmoil or rapid changes in market or economic conditions than more developed countries. In addition, the financial stability of issuers (including governments) in emerging market countries may be more precarious than that of issuers in other countries.
Fixed Income Market Risk. The prices of the Fund’s fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments and their agencies. Generally, the Fund’s fixed income securities will decrease in value if interest rates rise and vice versa. Fixed income securities may have fixed-, variable- or floating-rates. There is a risk that the current interest rate on floating and variable rate instruments may not accurately reflect existing market interest rates. Also, longer-term securities are generally more sensitive to changes in the level of interest rates, so the average maturity or duration of these securities affects risk. Changes in government policy, including the Federal Reserve’s decisions with respect to raising interest rates or terminating certain programs such as quantitative easing, could increase the risk that interest rates will rise. Rising interest rates may, in turn, increase volatility and reduce liquidity in the fixed income markets, and result in a decline in the value of the fixed income investments held by the Fund. These risks may be heightened in a low interest rate environment. In addition, reductions in dealer market-making capacity as a result of structural or regulatory changes could further decrease liquidity and/or increase volatility in the fixed income markets. In the case of foreign securities, price fluctuations will reflect international economic and political events, as well as changes in currency valuations relative to the U.S. dollar. As a result of these conditions, the Fund’s value may fluctuate and/or the Fund may experience increased redemptions from shareholders, which may impact the Fund’s liquidity or force the Fund to sell securities into a declining or illiquid market.
Management Risk. Securities held by the Fund may underperform those held by other funds investing in the same asset class or benchmarks that are representative of the asset class because of the Sub-adviser’s choice of securities.
U.S. Government Securities Risk. Obligations of U.S. Government agencies, authorities, instrumentalities and sponsored enterprises have historically involved little risk of loss of principal if held to maturity. However, not all U.S. Government securities are backed by the full faith and credit of the United States. Obligations of certain agencies, authorities, instrumentalities and sponsored enterprises of the U.S. Government are backed by the full faith and credit of the United States (e.g., the Government National Mortgage Association); other obligations are backed by the right of the issuer to borrow from the U.S. Treasury (e.g., the Federal Home Loan Banks) and others are supported by the discretionary authority of the U.S. Government to purchase an agency’s obligations. Still others are backed only by the credit of the agency, authority, instrumentality or sponsored enterprise issuing the obligation. No assurance can be given that the U.S. Government would provide financial support to any of these entities if it is not obligated to do so by law.
Investment Company and Exchange-Traded Funds (ETFs) Risk. When the Fund invests in an investment company, including closed-end funds and ETFs, in addition to directly bearing the expenses associated with its own operations, it will bear a pro rata portion of the investment company’s expenses. Further, while the risks of owning shares of an investment company generally reflect the risks of owning the underlying investments of the investment company, the Fund may be subject to additional or different risks than if the Fund had invested directly in the underlying investments. For example, the lack of liquidity in an ETF could result in its value being more volatile than that of the underlying portfolio securities.
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Closed-end investment companies issue a fixed number of shares that trade on a stock exchange or over-the-counter at a premium or a discount to their net asset value. As a result, a closed-end fund’s share price fluctuates based on what another investor is willing to pay rather than on the market value of the securities in the fund. The shares of many closed-end funds, after their initial public offering, frequently trade at a price per share that is less than the net asset value per share, the difference representing the “market discount” of such shares. This market discount may be due in part to the investment objective of long-term appreciation, which is sought by many closed-end funds, as well as to the fact that the shares of closed-end funds are not redeemable by the holder upon demand to the issuer at the next determined net asset value, but rather, are subject to supply and demand in the secondary market. A relative lack of secondary market purchasers of closed-end fund shares also may contribute to such shares trading at a discount to their net asset value. The Fund may invest in shares of closed-end funds that are trading at a discount to net asset value or at a premium to net asset value. There can be no assurance that the market discount on shares of any closed-end fund purchased by the Fund will ever decrease. In fact, it is possible that this market discount may increase and the Fund may suffer realized or unrealized capital losses due to further decline in the market price of the securities of such closed-end funds, thereby adversely affecting the net asset value of the Fund’s shares. Similarly, there can be no assurance that any shares of a closed-end fund purchased by the Fund at a premium will continue to trade at a premium or that the premium will not decrease subsequent to a purchase of such shares by the Fund. Closed-end funds may issue senior securities (including preferred stock and debt obligations) for the purpose of leveraging the closed-end fund’s common shares in an attempt to enhance the current return to such closed-end fund’s common shareholders. The Fund’s investment in the common shares of closed-end funds that are financially leveraged may create an opportunity for greater total return on its investment, but at the same time may be expected to exhibit more volatility in market price and net asset value than an investment in shares of investment companies without a leveraged capital structure.
Derivatives Risk. Derivatives, such as futures, swaps and options, may involve significant risks. Derivatives are financial instruments, traded on an exchange or in the over-the-counter (OTC) markets, with a value in relation to, or derived from, the value of an underlying asset(s) (such as a security, commodity or currency) or other reference, such as an index, rate or other economic indicator (each an underlying reference).
Derivatives could result in Fund losses if the underlying references do not perform as anticipated. Use of derivatives is a highly specialized activity that can involve investment techniques, risks, and tax planning different from those associated with more traditional investment instruments. The Fund’s derivatives strategy may not be successful and use of certain derivatives could result in substantial, potentially unlimited, losses to the Fund regardless of the Fund’s actual investment. A relatively small movement in the price, rate or other economic indicator associated with the underlying reference may result in substantial loss for the Fund. Derivatives may be more volatile than other types of investments. Derivatives can increase the Fund’s risk exposure to underlying references and their attendant risks, including the risk of an adverse credit event associated with the underlying reference (credit risk), the risk of adverse movement in the value, price or rate of the underlying reference (market risk), the risk of adverse movement in the value of underlying currencies (foreign currency risk) and the risk of adverse movement in underlying interest rates (interest rate risk).
Derivatives may expose the Fund to additional risks, including the risk of loss due to a derivative position that is imperfectly correlated with the underlying reference it is intended to hedge or replicate (correlation risk), the risk that a counterparty will fail to perform as agreed (counterparty risk), the risk that a hedging strategy may fail to mitigate losses, and may offset gains (hedging risk), the risk that losses may be greater than the amount invested (leverage risk), the risk that the Fund may be unable to sell an investment at an advantageous time or price (liquidity risk), the risk that the investment may be difficult to value (pricing risk), and the risk that the price or value of the investment fluctuates significantly over short periods of time (volatility risk). The value of derivatives may be influenced by a variety of factors, including national and international political and economic developments. Potential changes to the regulation of the derivatives markets may make derivatives more costly, may limit the market for derivatives, or may otherwise adversely affect the value or performance of derivatives.
Futures. Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a reference instrument at a specified price, date and time. Entering into a contract to buy an underlying reference instrument is commonly referred to as buying a contract or holding a long position in the asset. Entering into a contract to sell an underlying reference instrument is commonly referred to as selling a contract or holding a short position in the underlying reference instrument. Futures contracts are considered to be commodity contracts.
Options. An option is a contract between two parties for the purchase and sale of a financial instrument for a specified price at a specified date. Unlike a futures contract, an option grants the purchaser, in exchange for a premium payment,
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a right (not an obligation) to buy or sell a financial instrument. An option on a futures contract gives the purchaser the right, in exchange for a premium, to assume a position in a futures contract at a specified exercise price during the term of the option. The seller of an uncovered call (buy) option assumes the risk of a theoretically unlimited increase in the market price of the underlying security above the exercise price of the option. The securities necessary to satisfy the exercise of the call option may be unavailable for purchase except at much higher prices. Purchasing securities to satisfy the exercise of the call option can itself cause the price of the securities to rise further, sometimes by a significant amount, thereby exacerbating the loss. The buyer of a call option assumes the risk of losing its entire premium invested in the call option. The seller (writer) of a put (sell) option that is covered (e.g., the writer has a short position in the underlying security) assumes the risk of an increase in the market price of the underlying security above the sales price (in establishing the short position) of the underlying security plus the premium received and gives up the opportunity for gain on the underlying security below the exercise price of the option. The seller of an uncovered put option assumes the risk of a decline in the market price of the underlying security below the exercise price of the option. The buyer of a put option assumes the risk of losing his entire premium invested in the put option. An option’s time value (i.e., the component of the option’s value that exceeds the in-the-money amount) tends to diminish over time. Even though an option may be in-the-money to the buyer at various times prior to its expiration date, the buyer’s ability to realize the value of an option depends on when and how the option may be exercised. For example, the terms of a transaction may provide for the option to be exercised automatically if it is in-the-money on the expiration date. Conversely, the terms may require timely delivery of a notice of exercise, and exercise may be subject to other conditions (such as the occurrence or non-occurrence of certain events, such as knock-in, knock-out or other barrier events) and timing requirements, including the “style” of the option.
Swap Agreements. Swaps are agreements whereby two parties agree to exchange payment streams calculated by reference to an underlying asset, such as a rate, index, instrument or securities. Swaps typically involve credit risk, market risk, liquidity risk, funding risk, operational risk, legal and documentation risk, regulatory risk and/or tax risk. Interest rate swaps involve one party, in return for a premium, agreeing to make payments to another party to the extent that interest rates exceed or fall below a specified rate (a “cap” or “floor,” respectively). Swap agreements involve the risk that the party with whom the Fund has entered into the swap will default on its obligation to pay the Fund and the risk that the Fund will not be able to meet its obligations to the other party to the agreement.
Regulation relating to the Fund’s use of derivatives and related instruments, including Rule 18f-4 under the 1940 Act, could potentially limit or impact the Fund’s ability to invest in derivatives, limit the Fund’s ability to employ certain strategies that use derivatives and/or adversely affect the value of derivatives and the Fund’s performance.
Currency Risk. Exchange rates for currencies fluctuate daily. The combination of currency risk and market risks tends to make securities traded in foreign markets more volatile than securities traded exclusively in the United States. Investing in currencies or securities denominated in a foreign currency entails risk of being exposed to a currency that may not fully reflect the strengths and weaknesses of the economy of the country or region utilizing the currency. In addition, it is possible that a currency (such as, for example, the euro) could be abandoned in the future by countries that have already adopted its use, and the effects of such an abandonment on the applicable country and the rest of the countries utilizing the currency are uncertain but could negatively affect the Fund’s investments denominated in the currency. If a currency used by a country or countries is replaced by another currency, the Fund’s Adviser would evaluate whether to continue to hold any investments denominated in such currency, or whether to purchase investments denominated in the currency that replaces such currency, at the time.
Such investments may continue to be held, or purchased, to the extent consistent with the Fund’s investment objective(s) and permitted under applicable law.
Many countries rely heavily upon export-dependent businesses and any strength in the exchange rate between a currency and the U.S. dollar or other currencies can have either a positive or a negative effect upon corporate profits and the performance of investments in the country or region utilizing the currency. Adverse economic events within such country or region may increase the volatility of exchange rates against other currencies, subjecting the Fund’s investments denominated in such country’s or region’s currency to additional risks.
Structured Notes Risk. Typically, the value of the principal and/or interest on these instruments is determined by reference to changes in the value of specific currencies, interest rates, indexes or other financial indicators (“Reference”) or the relevant change in two or more References. The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased depending upon changes in the applicable Reference. The terms of the structured securities
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may provide that in certain circumstances no principal is due at maturity and, therefore, may result in the loss of the Fund’s entire investment. The value of structured securities may move in the same or the opposite direction as the value of the Reference, so that appreciation of the Reference may produce an increase or decrease in the interest rate or value of the security at maturity. In addition, the change in interest rate or the value of the security at maturity may be a multiple of the change in the value of the Reference so that the security may be more or less volatile than the Reference, depending on the multiple. Consequently, structured securities may entail a greater degree of market risk and volatility than other types of debt obligations. Structured notes are derivative debt securities, the interest rate or principal of which is determined by an unrelated indicator. Indexed securities include structured notes as well as securities other than debt securities, the interest rate or principal of which is determined by an unrelated indicator. Indexed securities may include a multiplier that multiplies the indexed element by a specified factor and, therefore, the value of such securities may be very volatile. To the extent the Fund invests in these securities, however, the Sub-adviser analyzes these securities in its overall assessment of the effective duration of the Fund’s portfolio in an effort to monitor the Fund’s interest rate risk. Certain restrictions imposed on the Fund by the Internal Revenue Code of 1986, as amended (the “Code”) may limit the Fund’s ability to use structured notes.
Securities Lending Risk. The Fund may lend portfolio securities to broker-dealers or other financial intermediaries on a fully collateralized basis in order to earn additional income. The Fund may lose money from securities lending if, for example, it is delayed in or prevented from selling the collateral after the loan is made or recovering the securities loaned or if it incurs losses on the reinvestment of cash collateral.
Interest Rate Risk. The risk that the values of debt instruments held by the Fund will change in response to changes in interest rates. In general, the value of a fixed-income instrument with positive duration will generally decline if interest rates increase, whereas the value of an instrument with negative duration will generally decline if interest rates decrease. The value of an instrument with a longer duration (whether positive or negative) will be more sensitive to increases in interest rates than a similar instrument with a shorter duration. Duration is a measure of the expected life of a bond that is used to determine the sensitivity of an instrument’s price to changes in interest rates. For example, the price of a bond fund with an average duration of three years generally would be expected to fall approximately 3% if interest rates rose by one percentage point. Inverse floaters, interest-only and principal-only securities are especially sensitive to interest rate changes, which can affect not only their prices but can also change the income flows and repayment assumptions about those investments. Adjustable rate instruments also react to interest rate changes in a similar manner although generally to a lesser degree (depending, however, on the characteristics of the reset terms, including the index chosen, frequency of reset and reset caps or floors, among other things). During periods of increasing interest rates, changes in the interest rate payments of adjustable rate instruments may lag the changes in market interest rates or may have limits on the maximum increase in interest rates. Conversely, there may not be any limitations or caps on the adjustment down of interest rate payments during periods of declining market interest rates. For example, if a fixed income security has a ten-year duration, it will decrease in value by approximately 10% if interest rates rise 1% and increase in value by approximately 10% if interest rates fall 1%. The Fund may face a heightened level of interest rate risk during periods when the Federal Reserve raises interest rates.
Hedging Risk. The Fund may use derivative investments for hedging purposes. Hedges are sometimes subject to imperfect matching between the derivative and the underlying security, and there can be no assurance that the Fund’s hedging transactions will be effective. In addition, the use of hedging may result in certain adverse tax consequences.
Liquidity Risk. Liquidity risk exists when particular investments are difficult to purchase or sell. The market for certain investments may become illiquid due to specific adverse changes in the condition of a particular issuer or under adverse market or economic conditions independent of the issuer. The Fund’s investments in illiquid securities may reduce the returns of the Fund because it may be unable to sell the illiquid securities at an advantageous time or price. Further, transactions in illiquid securities may entail transaction costs that are higher than those for transactions in liquid securities.
Your investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency entity or person.
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Destinations Real Assets Fund
Investment objective
Long term capital appreciation.
Principal investment strategies
The Fund will invest, under normal market conditions, at least 80% of its net assets (including any borrowings for investment purposes) in “real assets.” The term “real assets” is defined broadly by the Fund to include any assets that have physical properties, such as energy, materials, natural resources, industrials, utilities or real estate (including Real Estate Investment Trusts (REITs)) as well as direct or indirect exposure to commodities (e.g., commodity-linked derivative instruments), subject to limitations of applicable law. The Fund’s 80% policy is not fundamental and can be changed upon 60 days’ prior notice to shareholders. The Fund will concentrate its assets in the real assets sector.
Under normal market conditions, the Fund will invest at least 25% of the value of its total assets (as measured at the time of purchase) in the securities of issuers that derive a significant portion of their profits and revenues (at least 20%) from the energy, materials, industrials or utilities sectors and at least 25% of the value of its total assets (as measured at the time of purchase) in the securities of issuers that derive a significant portion of their profits and revenues (at least 20%) from the real estate sector.
Companies in natural resources industries include companies principally engaged in the discovery, development, production, or distribution of natural resources; the development of technologies for the production or efficient use of natural resources; or the furnishing of related supplies or services. Natural resources may include, for example, energy sources, precious and other metals, forest products, real estate, food and agriculture, and other basic commodities. The Fund may invest in derivatives for both hedging and non-hedging purposes.
The Fund’s derivative investments may include: (i) futures contracts, including futures based on securities and/or indices, interest rate futures, currency futures and swap futures; (ii) swaps, including currency, interest rate, total return, variance, credit default and security and/or index swaps, and swaps on futures contracts; (iii) options, including long and short positions in call options and put options on indices, individual securities or currencies, swaptions and options on futures contracts; (iv) forward contracts, including forwards based on securities and/or indices, currency forwards, interest rate forwards, swap forwards and non-deliverable forwards; and (v) other instruments, including structured securities, exchange-traded notes, and contracts for differences (“CFDs”). As a result of the Fund’s use of derivatives, the Fund may also hold U.S. Treasuries or short-term investments, including money market funds, repurchase agreements, cash and time deposits.
The Fund employs a “multi-manager” strategy whereby Orion Portfolio Solutions, LLC d.b.a. Brinker Capital Investments (the “Adviser”) allocates the Fund’s assets among professional money managers (each, a “Sub-adviser,” and collectively, the “Sub-advisers”), each of which is responsible for investing its allocated portion of the Fund’s assets. The Adviser may also invest a portion of the Fund’s assets in unaffiliated funds that are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), and that have investment objectives and principal investment strategies consistent with those of the Fund, including open-end funds, closed-end funds and exchange traded funds (ETFs), which may be passively managed (i.e., index-tracking) or actively managed. ETFs may also be used to transition the Fund’s portfolio or to equitize cash while awaiting an opportunity to purchase securities directly. When determining how to allocate the Fund’s assets between unaffiliated funds and Sub-advisers, and among Sub-advisers, the Adviser considers a variety of factors.
A Sub-adviser would select securities based on its assessment of one or more of a variety of factors, which may include:
•	potential for long-term growth or long-term capital appreciation;
•	the market capitalization, price-to-earnings ratio, rate of earnings growth, and dividend yield;
•	valuation in relation to intrinsic value, as indicated by earnings and cash flow potential, the asset value of the company, or other indicators;
•	the supply cost curve of a given commodity;
•	the inventory of future projects;
•	the management team quality; or
•	whether the stock price reflects a limited possibility of permanent capital impairment.
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In selecting investments for purchase and sale, a Sub-adviser would seek to identify companies that have the potential to provide favorable long-term investment performance in any of the real asset industries over a commodity price cycle.
The Fund may invest in securities of issuers of all capitalization located anywhere in the world, including emerging markets. Activities related to real assets may include, but are not limited to, the development, production or distribution of real assets; the development of technologies for the production or efficient use of real assets; or the furnishing of related supplies or services.
The Fund is non-diversified and expects to hold a larger portion of its assets in a smaller number of issuers. The Fund will likely hold a more limited number of securities than many other mutual funds. However, the Fund intends to satisfy the asset diversification requirements for qualification as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), as described in detail in the “Taxes” section of the Statement of Additional Information .. If a Sub-Adviser is unable to find suitable investments for the entire portion of its portfolio, any uninvested assets may be held in cash or cash equivalents.
A portion of the Fund’s assets may be invested in the real estate industry. The Fund invests in equity securities of global companies principally engaged in the real estate industry (“real estate companies”). A real estate company derives a significant portion of its profits or revenues from the real estate industry. Real estate companies include REITs, REIT-like entities, and companies with substantial real estate holdings such as paper, lumber, hotel and entertainment companies as well as building supply manufacturers, mortgage lenders, and mortgage servicing companies.
A portion of the Fund’s assets may be invested in securities of companies that primarily own, explore, mine, process or otherwise develop natural resources, or supply goods and services to such companies. Natural resources generally include precious metals, such as gold, silver and platinum, ferrous and nonferrous metals, such as iron, aluminum and copper, strategic metals such as uranium and titanium, hydrocarbons such as coal, oil and natural gas, timberland, undeveloped real property and agricultural commodities.
A portion of the Fund’s assets may be invested in MLPs. Generally, MLPs are engaged in the transportation, storage, processing, refining, marketing, production, or mining of natural resources. The Fund invests primarily in the mid-stream category of MLPs, which is generally comprised of pipelines used to gather, process, transport, and distribute natural gas, crude oil, and refined petroleum products.
The Fund may lend portfolio securities to earn additional income. Any income realized through securities lending may help Fund performance.
The Fund may also allocate assets to unaffiliated funds that are registered under the 1940 Act, including open-end funds, closed-end funds, and ETFs. The Fund may specifically use ETFs to gain passive investment exposure, when transitioning the Fund’s portfolio or when awaiting an opportunity to purchase securities directly.
A Sub-adviser may sell a security for a variety of reasons, such as where the sub-adviser believes:
•	the security will no longer contribute to meeting the investment objective of the Fund;
•	selling the security will help the Fund to secure gains, limit losses, or redeploy assets into more promising opportunities;
•	there has been a deterioration in the underlying fundamentals of a company;
•	the company has failed to meet expectations;
•	the asset’s location along the supply cost curve has changed in a way that factors selling the asset;
•	changes in the inventory of future projects;
•	the management team quality has declined; or
•	other portfolio or risk management considerations support selling the security.
The Fund may also sell securities when the Adviser reallocates assets among Sub-advisers or between passive and active management strategies.
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Principal risks
Investing in any mutual fund involves the risk that you may lose part or all of the money you invest. Over time, the value of your investment in the Fund will increase and decrease according to changes in the value of the securities in the Fund’s portfolio.
The Fund’s principal risks include:
Real Assets Risk. Investments in the energy, materials, industrials, utilities and real estate sectors involve a high degree of risk, including significant financial, operating, and competitive risks. Investments in royalty trusts, REITs and MLPs expose the fund to adverse macroeconomic conditions, such as changes and volatility in commodity prices, a rise in interest rates or a downturn in the economy in which the asset is located, elevating the risk of loss.
Market Risk. Market values of securities or other investments that the Fund holds will fall, sometimes rapidly or unpredictably, or fail to rise. Returns from the securities in which the Fund invests may underperform returns from the general securities markets or other types of securities. An investment in the Fund could lose money over short or long periods. Markets may decline significantly in response to adverse issuer, political, regulatory, market, economic or other developments that may cause broad changes in market value, public perceptions concerning these developments, and adverse investor sentiment or publicity. Similarly, environmental and public health risks, such as natural disasters, epidemics, pandemics or widespread fear that such events may occur, may impact markets adversely and cause market volatility in both the short- and long-term.
Concentration Risk. Concentrating investments in the real assets sector increases the risk of loss because the stocks of many or all of the companies in the sector may decline in value due to developments adversely affecting the sector. In particular, the Fund’s investments will be concentrated in companies that conduct their principal business activities in the energy and other natural resources groups of industries. In addition, investors may buy or sell substantial amounts of the Fund’s shares in response to factors affecting or expected to affect the real assets sector, resulting in extreme inflows and outflows of cash into and out of the Fund. Such inflows or outflows might affect management of the Fund adversely to the extent they were to cause the Fund’s cash position or cash requirements to exceed normal levels.
Equity Securities Risk. The Fund is subject to the risk that stock prices will fall over short or extended periods of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by these companies may decline in response to such developments, which could result in a decline in the value of the Fund’s shares.
Stocks generally fluctuate in value more than bonds and may decline significantly over short time periods. There is a chance that stock prices overall will decline because stock markets tend to move in cycles, with periods of rising and falling prices. The value of a stock in which the Fund invests may decline due to general weakness in the stock market, economic or political conditions, or because of factors that affect a particular company or industry.
A particular company in which the Fund invests or to which it has exposure may perform poorly, and the value of its securities may therefore decline, which would negatively affect the Fund’s performance. Poor performance may be caused by poor management decisions, competitive pressures, breakthroughs in technology, reliance on suppliers, labor problems or shortages, corporate restructurings, fraudulent disclosures, natural disasters or other events, conditions or factors.
With respect to investments in preferred stocks, in the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds take precedence over the claims of those who own preferred and common stock. If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline.
Risks of investing in equity securities can also vary depending on the size (or “market capitalization”) of the company.
Large capitalization risk. Although stocks issued by larger companies tend to have less overall volatility than stocks issued by smaller companies, larger companies may not be able to attain the high growth rates of successful smaller companies, especially during strong economic periods. In addition, larger companies may be less capable of responding quickly to competitive challenges and industry changes, such as changes in technology and consumer tastes, and may suffer sharper price declines as a result of earnings disappointments.
Mid-capitalization risk. Stocks of mid-sized companies may be subject to more abrupt or erratic market movements than stocks of larger, more established companies. Mid-sized companies may have limited product lines or financial resources, and may be dependent upon a particular niche of the market.
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Small capitalization risk. Stocks of smaller companies may be subject to more abrupt or erratic market movements than stocks of larger, more established companies. Small companies may have limited product lines or financial resources and may be dependent upon a small or inexperienced management group.
Foreign Securities and Emerging Markets Risk. Foreign securities subject the Fund to the risks associated with investing in the particular country of an issuer, including the political, regulatory, economic, social, diplomatic and other conditions or events, including, for example, military confrontations, war and terrorism; occurring in the country or region, as well as risks associated with less developed custody and settlement practices. Foreign securities may be more volatile and less liquid than securities of U.S. companies and are subject to the risks associated with potential imposition of economic and other sanctions against a particular foreign country, its nationals or industries or businesses within the country. In addition, foreign governments may impose withholding or other taxes on the Fund’s income, capital gains or proceeds from the disposition of foreign securities, which could reduce the Fund’s return on such securities. The performance of the Fund may also be negatively impacted by fluctuations in a foreign currency’s strength or weakness relative to the U.S. dollar, particularly to the extent the Fund invests a significant percentage of its assets in foreign securities or other assets denominated in currencies other than the U.S. dollar.
Depositary receipts risk. Depositary receipts are receipts issued by a bank or trust company reflecting ownership of underlying securities issued by foreign companies. Some foreign securities are traded in the form of American Depositary Receipts (ADRs), Global Depositary Receipts (GDRs) or European Depositary Receipts (EDRs). Depositary receipts involve risks similar to the risks associated with investments in foreign securities, including those associated with investing in the particular country of an issuer, which may be related to the particular political, regulatory, economic, social and other conditions or events, including, for example, military confrontations, war and terrorism, occurring in the country and fluctuations in its currency, as well as market risk tied to the underlying foreign company. In addition, ADR holders may have limited voting rights, may not have the same rights afforded typical company stockholders in the event of a corporate action such as an acquisition, merger or rights offering and may experience difficulty in receiving company stockholder communications.
Emerging markets risk. Emerging markets may be more likely to experience political turmoil or rapid changes in market or economic conditions than more developed countries. In addition, the financial stability of issuers (including governments) in emerging market countries may be more precarious than that of issuers in other countries.
Commodity Investments Risk. Exposure to commodities markets may subject the Fund to greater volatility than investments in traditional securities. The commodities markets have, in the past, experienced periods of extreme volatility. Similar future market conditions may result in rapid and substantial valuation increases or decreases in the Fund’s holdings. The commodities markets may fluctuate widely based on a variety of factors. Movements in commodity investment prices are outside of the Fund’s control and may not be anticipated by Fund management. Price movements may be influenced by, among other things: governmental, agricultural, trade, fiscal, monetary and exchange control programs and policies; changing market and economic conditions; market liquidity; weather and climate conditions, including droughts and floods; livestock disease; changing supply and demand relationships and levels of domestic production and imported commodities; changes in storage costs; the availability of local, intrastate and interstate transportation systems; energy conservation; the success of exploration projects; changes in international balances of payments and trade; domestic and foreign rates of inflation; currency devaluations and revaluations; domestic and foreign political and economic events; domestic and foreign interest rates and/or investor expectations concerning interest rates; foreign currency/exchange rates; domestic and foreign governmental regulation and taxation; war, global health events such as pandemics and epidemics, acts of terrorism and other political upheaval and conflicts; governmental expropriation; investment and trading activities of mutual funds, hedge funds and commodities funds; changes in philosophies and emotions of market participants. The frequency and magnitude of such changes cannot be predicted.
The prices of commodities can also fluctuate widely due to supply and demand disruptions in major producing or consuming regions. Certain commodities or natural resources may be produced in a limited number of countries and may be controlled by a small number of producers or groups of producers. As a result, political, economic and supply related events in such countries could have a disproportionate impact on the prices of such commodities. A sustained decline in demand for such commodities could also adversely affect the financial performance of commodity-related companies. Factors that could lead to a decline in demand include economic recession or other adverse economic conditions, higher taxes on commodities or increased governmental regulations, increases in fuel economy, consumer shifts to the use of alternative commodities or fuel sources, changes in commodity prices, or weather.
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The commodity markets are subject to temporary distortions and other disruptions due to, among other factors, lack of liquidity, the participation of speculators, and government regulation and other actions. U.S. futures exchanges and some foreign exchanges limit the amount of fluctuation in futures contract prices which may occur in a single business day. If the limit price has been reached in a particular contract, no trades may be made beyond the limit price. Limit prices have the effect of precluding trading in a particular contract or forcing the liquidation of contracts at disadvantageous times or prices.
Currency Risk. Exchange rates for currencies fluctuate daily. The combination of currency risk and market risks tends to make securities traded in foreign markets more volatile than securities traded exclusively in the United States. Investing in currencies or securities denominated in a foreign currency entails risk of being exposed to a currency that may not fully reflect the strengths and weaknesses of the economy of the country or region utilizing the currency. In addition, it is possible that a currency (such as, for example, the euro) could be abandoned in the future by countries that have already adopted its use, and the effects of such an abandonment on the applicable country and the rest of the countries utilizing the currency are uncertain but could negatively affect the Fund’s investments denominated in the currency. If a currency used by a country or countries is replaced by another currency, the Fund’s Adviser would evaluate whether to continue to hold any investments denominated in such currency, or whether to purchase investments denominated in the currency that replaces such currency, at the time. Such investments may continue to be held, or purchased, to the extent consistent with the Fund’s investment objective(s) and permitted under applicable law.
Many countries rely heavily upon export-dependent businesses and any strength in the exchange rate between a currency and the U.S. dollar or other currencies can have either a positive or a negative effect upon corporate profits and the performance of investments in the country or region utilizing the currency. Adverse economic events within such country or region may increase the volatility of exchange rates against other currencies, subjecting the Fund’s investments denominated in such country’s or region’s currency to additional risks.
Investment Style Risk. Different investment styles tend to shift in and out of favor depending on market conditions and investor sentiment. A Sub-adviser’s approach to investing could cause it to underperform other managers that employ a different investment style. For example, growth stocks tend to be more volatile than certain other types of stocks, and their prices may fluctuate more dramatically than the overall stock market. A stock with growth characteristics can have sharp price declines due to decreases in current or expected earnings and may lack dividends that can help cushion its share price in a declining market.
Active Management Risk. Due to the active management investment strategies used by the Fund’s Sub-advisers, the Fund could underperform its benchmark index and/or other funds with similar investment objectives and/or strategies. The Sub-advisers’ judgments about the attractiveness, value, or potential appreciation of the Fund’s investments may prove to be incorrect.
Natural Resources Investment Risk. Investment in companies in natural resources industries can be significantly affected by (often rapid) changes in supply of, or demand for, various natural resources. They may also be affected by changes in energy prices, international political and economic developments, environmental incidents, energy conservation, the success of exploration projects, changes in commodity prices, and tax and other government regulations.
Real Estate Investment Trust (REITs) Risk. REITs, including foreign REITS and REIT-like entities, are subject to risks associated with the ownership of real estate. Some REITs experience market risk due to investment in a limited number of properties, in a narrow geographic area, or in a single property type, which increases the risk that such REIT could be unfavorably affected by the poor performance of a single investment or investment type. These companies are also sensitive to factors such as changes in real estate values and property taxes, interest rates, cash flow of underlying real estate assets, supply and demand and the management skill and creditworthiness of the issuer. Borrowers could default on or sell investments that a REIT holds, which could reduce the cash flow needed to make distributions to investors. In addition, REITs may also be affected by tax and regulatory requirements impacting the REITs’ ability to qualify for preferential tax treatments or exemptions. REITs require specialized management and pay management expenses. REITs also are subject to physical risks to real property, including weather, natural disasters, terrorist attacks, war, or other events that destroy real property. Foreign REITS and REIT-like entities can also be subject to currency risk, emerging market risk, limited public information, illiquid trading and the impact of local laws.
REITs include equity REITs and mortgage REITs. Equity REITs may be affected by changes in the value of the underlying property owned by the trusts, while mortgage REITs may be affected by the quality of any credit extended. Further, equity and mortgage REITs are dependent upon management skills and generally may not be diversified. Equity and mortgage
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REITs are also subject to heavy cash flow dependency, defaults by borrowers and self-liquidations. In addition, equity and mortgage REITs could possibly fail to qualify for tax-free pass-through of income under applicable tax laws or to maintain their exemptions from registration under the 1940 Act. The above factors may also adversely affect a borrower’s or a lessee’s ability to meet its obligations to the REIT. In the event of a default by a borrower or lessee, the REIT may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting its investments. In addition, even many of the larger REITs in the industry tend to be small to medium-sized companies in relation to the equity markets as a whole.
Liquidity Risk. Liquidity risk exists when particular investments are difficult to purchase or sell. The market for certain investments may become illiquid due to specific adverse changes in the condition of a particular issuer or under adverse market or economic conditions independent of the issuer. The Fund’s investments in illiquid securities may reduce the returns of the Fund because it may be unable to sell the illiquid securities at an advantageous time or price. Further, transactions in illiquid securities may entail transaction costs that are higher than those for transactions in liquid securities.
Securities Lending Risk. The Fund may lend portfolio securities to broker-dealers or other financial intermediaries on a fully collateralized basis in order to earn additional income. The Fund may lose money from securities lending if, for example, it is delayed in or prevented from selling the collateral after the loan is made or recovering the securities loaned or if it incurs losses on the reinvestment of cash collateral.
Management Risk. Securities held by the Fund may underperform those held by other funds investing in the same asset class or benchmarks that are representative of the asset class because of the Sub-advisers’ choice of securities.
Multi-Manager Risk. The Adviser may be unable to identify and retain Sub-advisers who achieve superior investment returns relative to other similar Sub-advisers. In addition, the investment styles of the Sub-advisers may not complement each other as expected by the Adviser. The Fund may experience a higher portfolio turnover rate, which can increase the Fund’s transaction costs and more taxable short-term gains for shareholders.
Non-Diversified Risk. As a non-diversified fund, the Fund may invest a larger portion of its assets in a smaller number of issuers. This could make the Fund more susceptible to economic or credit risks than a diversified fund.
MLP Risk. MLPs often own several properties or businesses (or own interests) that are related to oil and gas industries or other natural resources, but they also may finance other projects. To the extent that an MLP’s interests are all in a particular industry, the MLP will be negatively impacted by economic events adversely impacting that industry. Additional risks of investing in an MLP also include those involved in investing in a partnership as opposed to a corporation, such as limited control of management, limited voting rights and tax risks.
Derivatives Risk. Derivatives, such as forwards, futures, swaps and options, may involve significant risks. Derivatives are financial instruments, traded on an exchange or in the over-the-counter (OTC) markets, with a value in relation to, or derived from, the value of an underlying asset(s) (such as a security, commodity or currency) or other reference, such as an index, rate or other economic indicator (each an underlying reference).
Derivatives could result in Fund losses if the underlying references do not perform as anticipated. Use of derivatives is a highly specialized activity that can involve investment techniques, risks, and tax planning different from those associated with more traditional investment instruments. The Fund’s derivatives strategy may not be successful and use of certain derivatives could result in substantial, potentially unlimited, losses to the Fund regardless of the Fund’s actual investment. A relatively small movement in the price, rate or other economic indicator associated with the underlying reference may result in substantial loss for the Fund. Derivatives may be more volatile than other types of investments. Derivatives can increase the Fund’s risk exposure to underlying references and their attendant risks, including the risk of an adverse credit event associated with the underlying reference (credit risk), the risk of adverse movement in the value, price or rate of the underlying reference (market risk), the risk of adverse movement in the value of underlying currencies (foreign currency risk) and the risk of adverse movement in underlying interest rates (interest rate risk).
Derivatives may expose the Fund to additional risks, including the risk of loss due to a derivative position that is imperfectly correlated with the underlying reference it is intended to hedge or replicate (correlation risk), the risk that a counterparty will fail to perform as agreed (counterparty risk), the risk that a hedging strategy may fail to mitigate losses, and may offset gains (hedging risk), the risk that losses may be greater than the amount invested (leverage risk), the risk that the Fund may be unable to sell an investment at an advantageous time or price (liquidity risk), the risk that the investment may be difficult to value (pricing risk), and the risk that the price or value of the investment fluctuates significantly over short periods of
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time (volatility risk). The value of derivatives may be influenced by a variety of factors, including national and international political and economic developments. Potential changes to the regulation of the derivatives markets may make derivatives more costly, may limit the market for derivatives, or may otherwise adversely affect the value or performance of derivatives.
Forwards. A forward contract is an over-the-counter derivative transaction between two parties to buy or sell a specified amount of an underlying reference at a specified price (or rate) on a specified date in the future. Forward contracts are negotiated on an individual basis and are not standardized or traded on exchanges. The market for forward contracts is substantially unregulated (there is no limit on daily price movements and speculative position limits are not applicable). The principals who deal in certain forward contract markets are not required to continue to make markets in the underlying references in which they trade and these markets can experience periods of illiquidity, sometimes of significant duration. There have been periods during which certain participants in forward contract markets have refused to quote prices for certain underlying references or have quoted prices with an unusually wide spread between the price at which they were prepared to buy and that at which they were prepared to sell. At or prior to maturity of a forward contract, the Fund may enter into an offsetting contract and may incur a loss to the extent there has been adverse movement in forward contract prices. The liquidity of the markets for forward contracts depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants make or take delivery, liquidity in the market for forwards could be reduced. A relatively small price movement in a forward contract may result in substantial losses to the Fund, exceeding the amount of the margin paid. Forward contracts can increase the Fund’s risk exposure to underlying references and their attendant risks, such as credit risk, market risk, foreign currency risk and interest rate risk, while also exposing the Fund to correlation risk, counterparty risk, hedging risk, leverage risk, liquidity risk, pricing risk and volatility risk.
A forward foreign currency contract is a derivative (forward contract) in which the underlying reference is a country’s or region’s currency. The Fund may agree to buy or sell a country’s or region’s currency at a specific price on a specific date in the future. These instruments may fall in value (sometimes dramatically) due to foreign market downswings or foreign currency value fluctuations, subjecting the Fund to foreign currency risk (the risk that Fund performance may be negatively impacted by foreign currency strength or weakness relative to the U.S. dollar, particularly if the Fund exposes a significant percentage of its assets to currencies other than the U.S. dollar). The effectiveness of any currency strategy by the Fund may be reduced by the Fund’s inability to precisely match forward contract amounts and the value of securities involved. Forward foreign currency contracts used for hedging may also limit any potential gain that might result from an increase or decrease in the value of the currency. Unanticipated changes in the currency markets could result in reduced performance for the Fund. When the Fund converts its foreign currencies into U.S. dollars, it may incur currency conversion costs due to the spread between the prices at which it may buy and sell various currencies in the market.
Futures. Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a reference instrument at a specified price, date and time. Entering into a contract to buy an underlying reference instrument is commonly referred to as buying a contract or holding a long position in the asset. Entering into a contract to sell an underlying reference instrument is commonly referred to as selling a contract or holding a short position in the underlying reference instrument. Futures contracts are considered to be commodity contracts.
Options. An option is a contract between two parties for the purchase and sale of a financial instrument for a specified price at a specified date. Unlike a futures contract, an option grants the purchaser, in exchange for a premium payment, a right (not an obligation) to buy or sell a financial instrument. An option on a futures contract gives the purchaser the right, in exchange for a premium, to assume a position in a futures contract at a specified exercise price during the term of the option. The seller of an uncovered call (buy) option assumes the risk of a theoretically unlimited increase in the market price of the underlying security above the exercise price of the option. The securities necessary to satisfy the exercise of the call option may be unavailable for purchase except at much higher prices. Purchasing securities to satisfy the exercise of the call option can itself cause the price of the securities to rise further, sometimes by a significant amount, thereby exacerbating the loss. The buyer of a call option assumes the risk of losing its entire premium invested in the call option. The seller (writer) of a put (sell) option that is covered (e.g., the writer has a short position in the underlying security) assumes the risk of an increase in the market price of the underlying security above the sales price (in establishing the short position) of the underlying security plus the premium received and gives up the opportunity for gain on the underlying security below the exercise price of the option. The seller of an uncovered put option assumes the risk of a decline in the market price of the underlying security below the exercise price of the option. The buyer of a put option assumes the risk of losing his entire premium invested in the put option. An option’s
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time value (i.e., the component of the option’s value that exceeds the in-the-money amount) tends to diminish over time. Even though an option may be in-the-money to the buyer at various times prior to its expiration date, the buyer’s ability to realize the value of an option depends on when and how the option may be exercised. For example, the terms of a transaction may provide for the option to be exercised automatically if it is in-the-money on the expiration date. Conversely, the terms may require timely delivery of a notice of exercise, and exercise may be subject to other conditions (such as the occurrence or non-occurrence of certain events, such as knock-in, knock-out or other barrier events) and timing requirements, including the “style” of the option.
Swap Agreements. Swaps are agreements whereby two parties agree to exchange payment streams calculated by reference to an underlying asset, such as a rate, index, instrument or securities. Swaps typically involve credit risk, market risk, liquidity risk, funding risk, operational risk, legal and documentation risk, regulatory risk and/or tax risk. Interest rate swaps involve one party, in return for a premium, agreeing to make payments to another party to the extent that interest rates exceed or fall below a specified rate (a “cap” or “floor,” respectively). Swap agreements involve the risk that the party with whom the Fund has entered into the swap will default on its obligation to pay the Fund and the risk that the Fund will not be able to meet its obligations to the other party to the agreement.
Regulation relating to the Fund’s use of derivatives and related instruments, including Rule 18f-4 under the 1940 Act, could potentially limit or impact the Fund’s ability to invest in derivatives, limit the Fund’s ability to employ certain strategies that use derivatives and/or adversely affect the value of derivatives and the Fund’s performance.
Cash Position Risk. To the extent the Fund holds assets in cash and cash equivalents, the ability of the Fund to meet its objective may be limited.
Private Placement Risk. A private placement involves the sale of securities that have not been registered under U.S. or foreign securities laws to certain institutional and qualified individual purchasers. In addition to the general risks to which all securities are subject, securities received in a private placement generally are subject to strict restrictions on resale, and there may be no liquid secondary market or ready purchaser for such securities. Securities sold through private placements are not publicly traded and, therefore, are less liquid. Companies seeking private placement investments tend to be in earlier stages of development and have not yet been fully tested in the public marketplace. Additionally, many private placement securities are issued by companies that are not required to file periodic financial reports, leading to challenges in evaluating the company’s overall business prospects and gauging how the investment is likely to perform over time. The more limited financial information and lack of publicly available prices require the Fund to determine a fair value for such investments. The assignments of fair value prices to private placements consider a wide variety of factors and are reviewed on a regular basis and updated as additional information becomes available. However, the valuation involves a significant amount of judgment by the Fund’s independent pricing service and the fair value prices determined for the Fund could differ from those of other market participants.
Investment Company and Exchange-Traded Funds (ETFs) Risk. When the Fund invests in an investment company, including closed-end funds and ETFs, in addition to directly bearing the expenses associated with its own operations, it will bear a pro rata portion of the investment company’s expenses. Further, although the risks of owning shares of an investment company generally reflect the risks of owning the underlying investments of the investment company, the Fund may be subject to additional or different risks than if the Fund had invested directly in the underlying investments. For example, the lack of liquidity in an ETF could result in its value being more volatile than that of the underlying portfolio securities. Closed-end investment companies issue a fixed number of shares that trade on a stock exchange or over-the-counter at a premium or a discount to their net asset value. As a result, a closed-end fund’s share price fluctuates based on what another investor is willing to pay rather than on the market value of the securities in the fund. The shares of many closed-end funds, after their initial public offering, frequently trade at a price per share that is less than the net asset value per share, the difference representing the “market discount” of such shares. This market discount may be due in part to the investment objective of long-term appreciation, which is sought by many closed-end funds, as well as to the fact that the shares of closed-end funds are not redeemable by the holder upon demand to the issuer at the next determined net asset value, but rather, are subject to supply and demand in the secondary market. A relative lack of secondary market purchasers of closed-end fund shares also may contribute to such shares trading at a discount to their net asset value. The Fund may invest in shares of closed-end funds that are trading at a discount to net asset value or at a premium to net asset value. There can be no assurance that the market discount on shares of any closed-end fund purchased by the Fund will ever decrease. In fact, it is possible that this market discount may increase and the Fund may suffer realized or unrealized capital losses due to further decline in the market price of the securities of such closed-end funds, thereby adversely affecting the net asset value
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of the Fund’s shares. Similarly, there can be no assurance that any shares of a closed-end fund purchased by the Fund at a premium will continue to trade at a premium or that the premium will not decrease subsequent to a purchase of such shares by the Fund. Closed-end funds may issue senior securities (including preferred stock and debt obligations) for the purpose of leveraging the closed-end fund’s common shares in an attempt to enhance the current return to such closed-end fund’s common shareholders. The Fund’s investment in the common shares of closed-end funds that are financially leveraged may create an opportunity for greater total return on its investment, but at the same time may be expected to exhibit more volatility in market price and net asset value than an investment in shares of investment companies without a leveraged capital structure.
Your investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency entity or person.
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Fund Management
Orion Portfolio Solutions, LLC d.b.a. Brinker Capital Investments (the “Adviser”), serves as the investment adviser for each series of the Brinker Capital Destinations Trust (the “Trust,” and each series, a “Fund,” and collectively, the “Funds”). The Funds share a “multi-manager” strategy. The Adviser selects and oversees professional money managers (each a “Sub-adviser,” and collectively, the “Sub-advisers”) who are responsible for investing the assets of the Funds.
The investments and strategies described in this Prospectus are those that the Adviser and the Sub-advisers use under normal conditions. During unusual economic or market conditions or for temporary defensive or liquidity purposes, each Fund may invest up to 100% of its assets in cash, money market instruments and other short-term obligations that would not ordinarily be consistent with a Fund’s objectives. A Fund will do so only if the Adviser or the Sub-advisers believe that the risk of loss outweighs the opportunity for capital gains or higher income. It is unlikely that a Fund would achieve its investment objectives during any period of time that its assets are invested for temporary defensive or liquidity purposes.
There is no guarantee that any Fund will achieve its investment objective. Unless otherwise explicitly stated herein, or in the Statement of Additional Information (“SAI”), the investment policies and restrictions of the Funds are not fundamental and may be changed by the Board of Trustees of the Trust (“Board”), without shareholder approval.
The Multi-Manager Strategy
The Adviser acts as manager-of-managers for the Funds pursuant to an exemptive order obtained from the SEC. The exemptive order permits the Adviser, with the approval of the Board, to appoint and replace Sub-advisers, enter into sub-advisory agreements, and materially amend and terminate sub-advisory agreements on behalf of the Funds without shareholder approval. As a manager-of-managers, the Adviser is ultimately responsible for the investment performance of the Funds. The Board supervises the Adviser and the Sub-advisers and establishes policies that they must follow in their management activities. The exemptive order does not apply to any Sub-adviser that is affiliated with the Funds or the Adviser.
The manager-of-managers structure enables the Funds to operate with greater efficiency and without incurring the expense and delays associated with obtaining shareholder approvals for matters relating to Sub-advisers or sub-advisory agreements. The manager-of-managers structure does not permit an increase in the overall management and advisory fees payable by the Funds without shareholder approval. Consistent with the conditions of the SEC exemptive order, shareholders will be notified of any changes made to Sub-advisers or sub-advisory agreements.
In accordance with a separate exemptive order that the Trust and the Adviser have obtained from the SEC, the Board may approve a new sub-advisory agreement or a material amendment to an existing sub-advisory agreement at a meeting that is not in person, subject to certain conditions, including that the Trustees are able to participate in the meeting using a means of communication that allows them to hear each other simultaneously during the meeting.
The Adviser screens a universe of registered investment advisory firms and tracks the performance of these advisory firms. The Adviser continually evaluates the strength and performance of these firms, focusing on a number of key issues, including:
•	level of expertise;
•	relative performance and consistency of performance;
•	strict adherence to investment discipline or philosophy;
•	personnel, facility and financial strength; and
•	quality of service and communication.
The Adviser employs a rigorous evaluation process to select Sub-advisers that have distinguished themselves through consistent and superior performance. The Adviser’s selection is subject to approval by the Board. Many of the Funds feature multiple Sub-advisers chosen to complement each other’s specific style of investing.
A description of each Fund’s policies and procedures with respect to the disclosure of its portfolio securities is available in the Fund’s SAI.
The address of the Adviser’s principal office is 17605 Wright Street, Omaha, Nebraska 68130. The Adviser also maintains an office at 1000 Continental Drive, Suite 500, King of Prussia, Pennsylvania 19406. The Adviser is a limited liability
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company organized and existing under the laws of the State of Nebraska. Subject to the review and approval of the Board, the Adviser is responsible for selecting, supervising, monitoring and evaluating the Sub-advisers. The Adviser also is responsible for recommending to the Board whether a Sub-adviser should be replaced. The Funds rely upon exemptive orders from the SEC that permits the Adviser to select new Sub-advisers or replace existing Sub-advisers without first obtaining shareholder approval and also to approve new or any material amendments to existing sub-advisory agreements without complying with the in-person meeting requirements. One of the conditions of the exemptive orders is that the Board, including a majority of the “non-interested” Trustees, must approve each new Sub-adviser. In accordance with the exemptive order, the Funds will provide investors with information about each new Sub-adviser within 90 days of the hiring of any new Sub-adviser.
A discussion regarding the basis of the Board’s approval of the investment advisory and sub-advisory agreements for the Funds is available in the Funds’ reports filed on Form N-CSR, The Funds’ Semi-Annual Form N-CSR covers the period of March 1, 2025 to August 31, 2025, and the Funds’ Annual Form N-CSR covers the period of March 1, 2025 through February 28, 2026.
The following portfolio managers are primarily responsible for the management of the Funds and the oversight of the Sub-advisers as described above, including recommending the hiring and termination of such Sub-advisers.
Brian Storey, CFA, is Senior Vice President, Head of Multi-Asset Strategies and Senior Portfolio Manager with portfolio management responsibilities for the Destinations program. Prior to joining the Adviser, Mr. Storey was a senior portfolio manager at First Citizens Bank & Trust where he oversaw portfolio construction for the globally-diversified investment strategies utilized by the firm’s private wealth and institutional clients. Previously, he served in varied leadership and operational roles during his five years as an officer in the U.S. Coast Guard. Mr. Storey graduated from the United States Coast Guard Academy with a Bachelor of Science in management and earned his MBA from Duke University’s Fuqua School of Business where he graduated as a Fuqua scholar. He is a CFA® charterholder and a member of the CFA® Institute and the CFA® Society North Carolina.
Andrew Goins, CFA, is a Senior Portfolio Manager at the Adviser with portfolio management responsibilities for the Destinations program. He previously served as the Director of Separately Managed Accounts and Mutual Fund Due Diligence and as an Investment Manager at the Adviser. He started with the Adviser in 2010. Mr. Goins graduated from The Ohio State University with a Bachelor of Science in business administration. He is a CFA® charterholder and a member of the CFA® Society North Carolina.
Timothy Holland, CFA, is the Chief Investment Officer and Senior Portfolio Manager at the Adviser with portfolio management responsibilities for the Destinations program. He previously served as the Senior Vice President and Global Investment Strategist at the Adviser. Prior to joining the Adviser in 2017, Mr. Holland was the Co-Head of US Sub-Advisory at Pictet Asset Management, and, prior to that role, was a Portfolio Manager and Partner at TAMRO Capital Partners from 2005 to 2016.
John Hoffman, CFA, is a Portfolio Manager at the Adviser with the portfolio management responsibilities for the Destinations program. He previously served as an Investment Due Diligence Manager and Senior Investment Analyst at the Adviser. Prior to joining the Adviser in 2021, Mr. Hoffman was a Senior Associate at KPMG LLP. Mr. Hoffman graduated from the University of Pittsburgh with a Bachelor of Science in finance and accounting with a minor in economics. He is a CFA® charterholder and a member of the CFA® Society of Philadelphia,
The Sub-advisers. The Sub-advisers are responsible for the day-to-day investment management of the Funds. The names and addresses of the Sub-advisers, the percentage of Fund assets each Sub-adviser manages and certain information about the Fund manager or portfolio management team for each Fund are set forth below. The Funds’ SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of securities in each Fund.
Destinations Large Cap Equity Fund:
Federated MDTA LLC: Federated MDTA LLC (“FMDTA”), located at 125 High Street, Oliver Street Tower, 21st Floor, Boston, Massachusetts 02110-2704, serves as a Sub-adviser to the Destinations Large Cap Equity Fund. A team of investment professionals manages the portion of the Destinations Large Cap Equity Fund’s assets allocated to FMDTA. Federated Advisory Services Company (“FASC”), an affiliate of FMDTA, provides research, quantitative analysis, equity trading, transaction settlement and certain support services to FMDTA. FMDTA and FASC are wholly owned subsidiaries of Federated Hermes, Inc. (“FHI”). Daniel J. Mahr, CFA, is the Head of the MDT Group at FMDTA. Mr. Mahr joined FHI
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in 2006. Previously, Mr. Mahr worked as a Quantitative Equity Analyst at MDT Advisers prior to its acquisition by FHI. Mr. Mahr received his Bachelor of Arts and Master of Science in Computer Science from Harvard University. Mr. Mahr holds a Chartered Financial Analyst designation from the CFA Institute. Damien Zhang, CFA, is Head of MDT Research at FMDTA. Mr. Zhang joined FHI in 2009. Previously, Mr. Zhang worked as a Senior Analyst and Research Manager at MDT Advisers. Mr. Zhang graduated summa cum laude with a Bachelor of Arts in Economics from Princeton University. Mr. Zhang holds a Chartered Financial Analyst designation from the CFA Institute. Frederick L. Konopka, CFA, is a Portfolio and Trading Manager at FMDTA. Mr. Konopka joined FHI in 2006. Previously, Mr. Konopka worked as a Senior Analyst in Quantitative Equity Strategies at MDT Advisers prior to its acquisition by FHI. Mr. Konopka received a Bachelor of Arts in Mathematics from Dartmouth College and a Master of Science with a concentration in Information Technology and Finance from MIT Sloan School of Management. Mr. Konopka holds a Chartered Financial Analyst designation from the CFA Institute. John Paul Lewicke is a Research Manager at FMDTA. Mr. Lewicke joined FHI in 2007. Mr. Lewicke graduated cum laude with a Bachelor of Arts in Computer Science and Mathematics from Dartmouth College.
Newton Investment Management North America, LLC. Newton Investment Management North America, LLC (“NIMNA”), located at 201 Washington Street, Boston, MA 02108, serves as a Sub-adviser to the Destinations Large Cap Equity Fund. A team of investment professionals manages the portion of the Destinations Large Cap Equity Fund’s assets allocated to NIMNA. Brian C. Ferguson is the Senior Portfolio Manager on the Dynamic Large Cap Value Equity strategy, a position he has held since 2003. He is the Head of the Large Cap Value team and also the Analyst responsible for the Health Care and Financials sectors. Previously, Mr. Ferguson was a portfolio manager of NIMNA’s predecessor, The Bank of New York Mellon Corporation’s (“BNY”) Mid Cap Value strategy. Mr. Ferguson joined BNY in 1997 as a Research Analyst on the Small and Mid Cap Opportunistic Value team. Before joining BNY, Mr. Ferguson was a Research Analyst at Wellington Management. Prior to that, Mr. Ferguson was an Assistant Director of General Electric Capital Corp.’s corporate treasury group and graduated from GE’s Financial Management Program. Mr. Ferguson received a Bachelor of Arts in Economics and International Relations from Bucknell University and a Master of Business Administration with a concentration in Finance from Columbia Business School. John Bailer is a member of NIMNA’s equity income team and is the lead portfolio manager for dividend focused Large Cap Value strategies, the lead portfolio manager for the Equity Income strategy, and a senior research analyst on the Dynamic Large Cap Value strategy. He began his investment career in 1992 with BNY and served as a senior portfolio manager and analyst at BNY and the Boston Company Asset Management prior to joining NIMNA. Mr. Bailer has a Bachelor of Science with distinction in Accounting and Information Management Systems from Babson College and a Master of Science in Finance from Boston College. Mr. Bailer holds the Chartered Financial Analyst® designation and is a member of the CFA Institute and CFA Society of Boston. Keith Howell Jr. is a portfolio manager of the Dynamic Large Cap Value Equity, Income Stock and Equity Income strategies as part of NIMNA’s equity income team. Prior to joining NIMNA in September 2021, he was a senior research analyst at BNY and the Boston Company Asset Management. Mr. Howell began his investment career in 2005. He earned his Bachelor of Arts in Economics from Harvard University. Mr. Howell holds the Chartered Financial Analyst® designation and is a member of the CFA Institute.
River Road Asset Management, LLC: River Road Asset Management, LLC (“River Road”), located at 462 South Fourth Street, Suite 2000 Louisville, KY 40202, serves as Sub-adviser to the Destinations Large Cap Equity Fund. A team of investment professionals manages the portion of the Destinations Large Cap Equity Fund’s assets allocated to River Road. Daniel Johnson serves as a portfolio manager for River Road’s Mid Cap Value and Large Cap Value portfolios. He previously served as senior equity analyst for River Road. Prior to joining River Road in 2006, Mr. Johnson was an associate auditor with PricewaterhouseCoopers. Mr. Johnson graduated from the University of Kentucky with a B.S. in Accounting and a Master of Accountancy. He became a Certified Public Accountant in 2005. Mr. Johnson holds the Chartered Financial Analyst® designation and is a member of the CFA Institute and CFA Society Louisville. Matthew W. Moran serves as a portfolio manager of River Road’s Mid Cap Value and Large Cap Value portfolios. Prior to joining River Road in 2007, Mr. Moran held various investment positions at Goldman Sachs, Citigroup, and Morningstar. Mr. Moran graduated summa cum laude from Bradley University with a BS in Finance and earned an MBA from The University of Chicago Booth School of Business. He holds the Chartered Financial Analyst® designation and is a member of the CFA Institute and CFA Society Louisville.
SSGA Funds Management, Inc.: SSGA Funds Management, Inc. (“SSGA FM”), which along with certain other affiliates make up State Street Investment Management, the investment management arm of State Street Corporation. State Street Investment Management is located at One Congress Street, Boston, Massachusetts 02114, and serves as a Sub-adviser to the Destinations Large Cap Equity Fund. The professionals primarily responsible for the day-to-day management of the portion
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of the assets of the Destinations Large Cap Equity Fund allocated to SSGA FM are Juan Acevedo, Lisa Hobart, John Law, CFA, and Karl Schneider, CAIA. Mr. Acevedo is a Vice President of State Street Investment Management and a Senior Portfolio Manager in the Systematic Equity Team. Prior to his current role, Mr. Acevedo was a portfolio manager in State Street Investment Management’s Implementation Group. Mr. Acevedo received a Bachelor of Arts in International Business from Providence College, a Master of Science in Investment Management and a Master of Business Administration with a Finance concentration from the Questrom School of Business at Boston University. Ms. Hobart is a Vice President of State Street Investment Management and a Senior Portfolio Manager in the Systematic Equity Team. Ms. Hobart joined State Street Bank London in 2000 and moved to State Street Investment Management as a senior portfolio analyst in 2006. Ms. Hobart graduated from Leeds University with a Bachelor of Arts (Hons.) in Economics and Management. She holds the Investment Management Certificate. Mr. Law, CFA, is a Vice President of State Street Investment Management and a Senior Portfolio Manager in the Systematic Equity Team, having joined State Street Investment Management in 2016. Previously, Mr. Law worked at Dimensional Fund Advisors as a portfolio manager on the international equities desk, where he oversaw the international small cap strategy and served as Global Process Lead for foreign exchange. Mr. Law has a Master of Business Administration from the University of Chicago Booth School of Business, where he was a Siebel Scholar, and Master’s and Bachelor’s degrees from Cambridge University and Princeton University, respectively. He also earned the Chartered Financial Analyst (CFA) designation and is a member of CFA Society Boston, Inc. Mr. Schneider, CAIA, is a Managing Director of State Street Investment Management and Co-Head of the Systematic Equity Team in the Americas, where he also serves as a Senior Portfolio Manager for a number of the Team’s index equity portfolios. Previously within the Team, he was the Deputy Head of the Americas, and prior to that, Mr. Schneider served as a portfolio manager and product specialist for U.S. equity strategies and synthetic beta strategies, including commodities, buy/write, and hedge fund replication and prior to that as a portfolio manager in State Street Investment Management ’s Currency Management Group, managing both active currency selection and traditional passive hedging overlay portfolios. He joined State Street Investment Management in 1997. Mr. Schneider holds a Bachelor of Science in Finance and Investments from Babson College and a Master of Science in Finance from the Carroll School of Management at Boston College. He has earned the Chartered Alternative Investment Analyst (CAIA) designation and is a member of the CAIA Association.
William Blair Investment Management, LLC: William Blair Investment Management, LLC (“William Blair”), located at 150 North Riverside Plaza, Chicago, Illinois 60606, serves as a Sub-adviser to the Destinations Large Cap Equity Fund. The professionals primarily responsible for the day-to-day management of the portion of the assets of the Large Cap Index Fund allocated to William Blair are James Golan, CFA, Partner and Portfolio Manager, David Ricci, CFA, Partner and Portfolio Manager and Arun Sharma, Associate and Portfolio Manager. Mr. Golan is a portfolio manager on William Blair’s Large Cap Growth strategy and a research analyst covering U.S. large-cap technology stocks. Prior to assuming his current role in 2005, Mr. Golan was a research analyst focusing on financial, technology, industrial, and resource stocks. Before joining William Blair in 2000, he worked at Citigroup Global Asset Management and at Kemper Financial as a research analyst. Mr. Golan is a member of the CFA Institute and the CFA Society Chicago. He received a B.A. from DePauw University and an M.B.A. from Northwestern University Kellogg Graduate School of Management. Mr. Ricci is a portfolio manager on William Blair’s Large Cap Growth strategy. Prior to assuming his current role in 2011, he was also a portfolio manager on the Mid Cap Growth strategy beginning in 2005. Before joining William Blair in 1994, Mr. Ricci gained extensive experience at Procter & Gamble, Melville, and Bain & Company. He is a member of the CFA Institute and the CFA Society Chicago. Mr. Ricci received his B.S. from Brown University and M.B.A. from Harvard Business School. Mr. Sharma is a portfolio manager on William Blair’s Large Cap Growth and All Cap Growth strategies. Before joining William Blair in 2025, he was a large cap equity portfolio manager at Cohen & Steers for five years and a senior equity analyst for two years covering the technology, media, telecom and industrials sectors. Before that, he held equity analyst roles at Foresters Financial and UBS Securities for a combined twelve years, focusing on the technology, media and telecom sectors. While at Foresters, Mr. Sharma also co-managed a small cap growth-oriented equity strategy. In addition, Mr. Sharma spent three years as an investment banking associate at Needham & Company. Education: B.S., cum laude, in Finance and Information Systems from New York University.
Destinations Small-Mid Cap Equity Fund:
Ceredex Value Advisors LLC: Ceredex Value Advisors LLC (“Ceredex”), located at 1290 Palmetto Avenue, Winter Park, Florida 32789, serves as a Sub-adviser to the Destinations Small-Mid Cap Equity Fund. Ceredex is a wholly-owned subsidiary of Virtus Partners, Inc. (“VPI”), which is wholly-owned by Virtus Investment Partners, Inc. (“Virtus”). Don Wordell, CFA, and Cody P. Smith, CFA manage the portion of the Destinations Small-Mid Cap Equity Fund’s assets
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allocated to Ceredex. Mr. Wordell currently serves as Managing Director of Ceredex. He has been a Portfolio Manager at Ceredex since 2001 and has worked in investment management since 1996. Mr. Smith is a portfolio manager at Ceredex. Mr. Smith joined what is now Ceredex in 2007 as a Director and Senior Research Analyst. Mr. Smith has been in the investment management industry since 2004.
Driehaus Capital Management LLC: Driehaus Capital Management LLC (“Driehaus”), located at 25 East Erie Street, Chicago, IL 60611, serves as a Sub-adviser to the Destinations Small-Mid Cap Equity Fund. A team of investment professionals manages the portion of the Destinations Small-Mid Cap Equity Fund’s assets allocated to Driehaus. Jeff James has served as Lead Portfolio Manager of the Driehaus Micro Cap Growth Strategy since 1998. He has also managed the Driehaus Small/Mid Cap Growth Strategy since 2006. From 2001 to 2005, Mr. James served as portfolio manager for Driehaus’ long/short hedge fund. Mr. James initially joined Driehaus in 1997 as a Sector Analyst covering the information technology and energy sectors for the firm’s Small Cap Growth and Mid Cap Growth strategies. Prior to joining the firm, from 1991 to 1997, Mr. James worked at the Federal Reserve Bank of Chicago as an Analyst. Mr. James began his career with Lehman Brothers in 1990. Mr. James received his B.S. in Finance from Indiana University in 1990 and his M.B.A. from DePaul University in 1995. Michael Buck has served as Portfolio Manager on the Driehaus Micro Cap Growth and Driehaus Small/Mid Cap Growth strategies since 2009. Prior to joining Driehaus in 2002, Mr. Buck began his career at Deloitte Consulting, LLC as a Business Analyst. Mr. Buck received his Bachelor of Arts and Bachelor of Music in Economics and cello performing, respectively, from Northwestern University in 2000. Prakash Vijayan has served as Assistant Portfolio Manager on the Driehaus Micro Cap Growth Strategy since 2020. Prior to joining the firm in 2010, Mr. Vijayan began his career as an Equity Research Analyst at Beekman Capital Management in 2005, covering technology, media and telecommunication sectors. Mr. Vijayan is a CFA charterholder and received his Bachelor of Technology from Indian Institute of Technology in 2003 and his Master of Science in mechanical engineering from Arizona State University in 2005.
Leeward Investments, LLC: Leeward Investments, LLC (“Leeward”), located at 10 Winthrop Square, Suite 500, Boston, MA 02110, serves as a Sub-adviser to the Destinations Small-Mid Cap Equity Fund. R. Todd Vingers, CFA, and Jay Willadsen, CFA, manage the portion of the Destination Small-Mid Cap Equity Fund’s assets allocated to Leeward. Mr. Vingers is the President of Leeward Investments, and also serves as head of the investment team and Portfolio Manager on the team’s investment strategies. Prior to joining Leeward, he spent 19 years at LMCG Investments, LLC, where he established the Value team in 2002 and served as Managing Director. Mr. Vingers has over 34 years of investment experience. He holds a B.A. from the University of St. Thomas and an M.B.A. from the University of Chicago Booth School of Business. Mr. Vingers is a CFA charterholder and a member of the CFA Institute. Mr. Willadsen is a Portfolio Manager on the Mid Cap Value strategy at Leeward. Prior to joining Leeward, he spent 18 years at LMCG Investments, LLC, most recently as a Portfolio Manager. Mr. Willadsen has over 26 years of investment experience. He holds a B.A. from Buena Vista University and an M.B.A. from Indiana University. Mr. Willadsen is a CFA charterholder, a member of the CFA Institute and the Boston Bank Analyst Society.
SSGA Funds Management, Inc.: SSGA Funds Management, Inc. (“SSGA FM”), which along with certain other affiliates make up State Street Investment Management, the investment management arm of State Street Corporation. State Street Investment Management is located at One Congress Street, Boston, Massachusetts 02114, and serves as a Sub-adviser to the Destinations Small-Mid Cap Equity Fund. The professionals primarily responsible for the day-to-day management of the portion of the assets of the Destinations Small-Mid Cap Equity Fund allocated to SSGAFM are Juan Acevedo, Lisa Hobart, John Law, CFA, and Karl Schneider, CAIA. Mr. Acevedo is a Vice President of State Street Investment Management and a Senior Portfolio Manager in the Systematic Equity Team. Prior to his current role, Mr. Acevedo was a portfolio manager in State Street Investment Management’s Implementation Group. Mr. Acevedo received a Bachelor of Arts in International Business from Providence College, a Master of Science in Investment Management and a Master of Business Administration with a Finance concentration from the Questrom School of Business at Boston University. Ms. Hobart is a Vice President of State Street Investment Management and a Senior Portfolio Manager in the Systematic Equity Team. Ms. Hobart joined State Street Bank London in 2000 and moved to State Street Investment Management as a senior portfolio analyst in 2006. Ms. Hobart graduated from Leeds University with a Bachelor of Arts (Hons.) in Economics and Management. She holds the Investment Management Certificate. Mr. Law, CFA, is a Vice President of State Street Investment Management and a Senior Portfolio Manager in the Systematic Equity Team, having joined State Street Investment Management in 2016. Previously, Mr. Law worked at Dimensional Fund Advisors as a portfolio manager on the international equities desk, where he oversaw the international small cap strategy and served as Global Process Lead for foreign exchange. Mr. Law has a Master of Business Administration from the University of Chicago Booth School of
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Business, where he was a Siebel Scholar, and Master’s and Bachelor’s degrees from Cambridge University and Princeton University, respectively. He also earned the Chartered Financial Analyst (CFA) designation and is a member of CFA Society Boston, Inc. Mr. Schneider, CAIA, is a Managing Director of State Street Investment Management and Co-Head of the Systematic Equity Team in the Americas, where he also serves as a Senior Portfolio Manager for a number of the Team’s index equity portfolios. Previously within the Team, he was the Deputy Head of the Americas, and prior to that, Mr. Schneider served as a portfolio manager and product specialist for U.S. equity strategies and synthetic beta strategies, including commodities, buy/write, and hedge fund replication and prior to that as a portfolio manager in State Street Investment Management’s Currency Management Group, managing both active currency selection and traditional passive hedging overlay portfolios. He joined State Street Investment Management in 1997. Mr. Schneider holds a Bachelor of Science in Finance and Investments from Babson College and a Master of Science in Finance from the Carroll School of Management at Boston College. He has earned the Chartered Alternative Investment Analyst (CAIA) designation and is a member of the CAIA Association.
Destinations International Equity Fund:
BAMCO, Inc.: BAMCO, Inc. (“BAMCO”), located at 767 Fifth Avenue, 49th Floor, New York, New York 10153, serves as a Sub-adviser to the Destinations International Equity Fund. Michael Kass and Anuj Aggarwal manage the portion of the Destinations International Equity Fund’s assets allocated to BAMCO. Mr. Kass has been the Portfolio Manager of the Destinations International Equity Fund since 2017. He joined BAMCO in November 2007 to develop international and emerging markets strategies. Mr. Kass has been the Portfolio Manager of Baron International Growth Fund and Baron Emerging Markets Fund since their inceptions in 2008 and 2010, respectively and the co-manager of Baron New Asia Fund since its inception in 2021. From 1996 until 2003, Mr. Kass co-managed the Furman Selz Large Cap Growth portfolios, and beginning in 1998, he co-founded the Artemis Funds, a long-short strategy with a similar discipline as Large Cap Growth. In 2003, Mr. Kass formed Artemis Advisors, LLC to acquire the Artemis Funds from ING Furman Selz. Mr. Kass spent ten years in equity investment management at ING Furman Selz, and was named a Senior Managing Director and Portfolio Manager in 1996. From 1989 until 1993, he was an Associate in investment banking at Lazard Frères. Mr. Kass began his career in 1987 as an Analyst in corporate finance at Bear, Stearns & Co. Inc. Mr. Aggarwal has been the Assistant Portfolio Manager of the Destinations International Equity Fund since 2020. He joined Baron in 2012 as a research analyst and was named portfolio manager of Baron New Asia Fund in 2021. In 2020, Mr. Aggarwal was named assistant portfolio manager of Baron Emerging Markets Fund. From 2005 to 2007, Mr. Aggarwal was an investment banking analyst at J.P. Morgan Securities. From 2007 to 2009, he worked at Crestview Partners as an associate. Mr. Aggarwal graduated from MIT with a B.S. in Management Science in 2005 and from Columbia Business School with an M.B.A. in 2012.
Barrow, Hanley, Mewhinney & Strauss, LLC: Barrow, Hanley, Mewhinney & Strauss, LLC (“Barrow Hanley”), located at 2200 Ross Avenue, 31st Floor, Dallas, TX 75201, serves as a sub-adviser to the Destinations International Equity Fund. Barrow Hanley is a Delaware limited liability company and an indirect majority-owned affiliate of Perpetual Limited, a publicly traded company. Rand Wrighton, CFA, and Patrik H.H. Wibom manage the portion of the Destinations International Equity Fund’s assets allocated to Barrow Hanley. Mr. Wrighton joined Barrow Hanley in 2005. Prior to Barrow Hanley, he worked as an associate at Deutsche Bank Securities and as an intern analyst for both UTIMCO and New York based Perry Capital Management. He also served as a Captain in the U.S. Marine Corps from 1996-2000. Mr. Wrighton began his investment career at Barrow Hanley as a research analyst covering the Industrials, Energy, and Technology sectors. In 2006, Mr. Wrighton helped to lead the firm’s expansion into Non-U.S., Global and Emerging Market investment products. He is a member of the CFA Society of Dallas-Fort Worth. Mr. Wrighton holds an MBA from the University of Texas and a BA in Economics from Vanderbilt University. Mr. Wibom joined Barrow Hanley in 2019 from Ivaldi Capital LLP in London, where he was a partner and portfolio manager, and was responsible for a Europe-focused fundamental equity strategy. Prior to this role, Mr. Wibom served as an investment manager at Eton Park International LLP for eight years, where he was a senior member of the European equity team. Mr. Wibom began his career at Goldman Sachs & Co. in New York in investment banking. He has 19 years of investment experience. Mr. Wibom received an MSc in Economics and Business, with a major in Finance from the Stockholm School of Economics.
Causeway Capital Management, LLC: Causeway Capital Management, LLC (“Causeway”), located at 11111 Santa Monica Blvd., 15th Floor Los Angeles, CA 90025, serves as a sub-adviser to the Destinations International Equity Fund. Causeway is organized as a Delaware limited liability company headquartered in Los Angeles, California, conducting its portfolio management, research, trading, operations, client service, business development, marketing production, investment technology, finance, legal, risk, and compliance functions from that location. Causeway is wholly-owned by its parent holding company, Causeway Capital Holdings LLC. The following team of portfolio managers manage the portfolio of the
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Destinations International Equity Fund’s assets allocated to Causeway: Arjun Jayaraman, PhD, CFA, MacDuff Kuhnert, CFA, Joe Gubler, CFA and Ryan Myers. Mr. Jayaraman is head of the quantitative research group at Causeway. He has been a portfolio manager at Causeway since January 2006. Prior to joining Causeway, Dr. Jayaraman was a portfolio manager for quantitative strategies at PanAgora Asset Management and prior to that a portfolio manager for Putnam Investments. Dr. Jayaraman has a BA in Economics from Columbia University, a PhD from New York University (Stern School of Business) and is a CFA charterholder. Mr. Kuhnert is a director of Causeway and performs quantitative research. He joined Causeway in July 2001. Prior to joining Causeway, Mr. Kuhnert worked for HW-MLIM as a quantitative research associate. Mr. Kuhnert has a BA in Chemistry from Dartmouth College. He is a CFA charterholder. Mr. Gubler is a Director at Causeway and performs quantitative research. He joined Causeway in April 2005. Prior to joining Causeway, Mr. Gubler worked as the Director of Engineering for the MonsterTRAK division of Monster.com. Previously, Mr. Gubler developed database-enabled web applications for a wide range of companies. Mr. Gubler has a BS, cum laude, in Physics from UC Irvine, an MS in Physics from UC San Diego, and an MBA from the UCLA Anderson Graduate School of Management. He is a CFA charterholder. Mr. Myers is a Director at Causeway and performs quantitative research.  He joined Causeway in June 2013.  Prior to joining Causeway, Mr. Myers served as chief investment officer of Iron Castle Asset Management, an investment partnership focused on mid-cap U.S. equities.  Previously, Mr. Myers worked as an analyst at Canyon and as an associate for Oaktree Capital Management in the distressed opportunities group.  Mr. Myers began his professional career in 2003 as an investment banking analyst at Goldman Sachs.  Mr. Myers earned a BA, magna cum laude, in economics from Harvard University and an MBA from the Stanford Graduate School of Business.
MFS Investment Management: Massachusetts Financial Services Company, doing business as MFS Investment Management (“MFS”), located at 111 Huntington Avenue, Boston, Massachusetts 02199, serves as a Sub-adviser to the Destinations International Equity Fund. The portion of the Destinations International Equity Fund allocated to MFS is managed by Philip Evans and Benjamin Stone. Mr. Evans is an Investment Officer and Equity Portfolio Manager with MFS and has been employed in the investment area of MFS since 2011. Prior to joining MFS, Mr. Evans was an Equity Analyst at Baillie Gifford & Co. Mr. Evans earned a Master’s degree, First Class, from the University of St. Andrews. Mr. Stone is an Investment Officer and Equity Portfolio Manager with MFS and has been employed in the investment area of MFS since 2005. Mr. Stone began his investment career in 1996 at Schroders Investment Management where he served as an Equity Research Analyst. Mr. Stone received his Bachelor’s degree from Durham University.
SSGA Funds Management, Inc.: SSGA Funds Management, Inc. (“SSGA FM”), which along with certain other affiliates make up State Street Investment Management, the investment management arm of State Street Corporation. State Street Investment Management is located at One Congress Street, Boston, Massachusetts 02114, and serves as a Sub-adviser to the Destinations International Equity Fund. The professionals primarily responsible for the day-to-day management of the portion of the assets of the Destinations International Equity Fund allocated to SSGA FM are Juan Acevedo, Lisa Hobart, John Law, CFA, and Karl Schneider, CAIA. Mr. Acevedo is a Vice President of State Street Investment Management and a Senior Portfolio Manager in the Systematic Equity Team. Prior to his current role, Mr. Acevedo was a portfolio manager in State Street Investment Management’s Implementation Group. Mr. Acevedo received a Bachelor of Arts in International Business from Providence College, a Master of Science in Investment Management and a Master of Business Administration with a Finance concentration from the Questrom School of Business at Boston University. Ms. Hobart is a Vice President of State Street Investment Management and a Senior Portfolio Manager in the Systematic Equity Team. Ms. Hobart joined State Street Bank London in 2000 and moved to State Street Investment Management as a senior portfolio analyst in 2006. Ms. Hobart graduated from Leeds University with a Bachelor of Arts (Hons.) in Economics and Management. She holds the Investment Management Certificate. Mr. Law, CFA, is a Vice President of State Street Investment Management and a Senior Portfolio Manager in the Systematic Equity Team, having joined State Street Investment Management in 2016. Previously, Mr. Law worked at Dimensional Fund Advisors as a portfolio manager on the international equities desk, where he oversaw the international small cap strategy and served as Global Process Lead for foreign exchange. Mr. Law has a Master of Business Administration from the University of Chicago Booth School of Business, where he was a Siebel Scholar, and Master’s and Bachelor’s degrees from Cambridge University and Princeton University, respectively. He also earned the Chartered Financial Analyst (CFA) designation and is a member of CFA Society Boston, Inc. Mr. Schneider, CAIA, is a Managing Director of State Street Investment Management and Co-Head of the Systematic Equity Team in the Americas, where he also serves as a Senior Portfolio Manager for a number of the Team’s index equity portfolios. Previously within the Team, he was the Deputy Head of the Americas, and prior to that, Mr. Schneider served as a portfolio manager and product specialist for U.S. equity strategies and synthetic beta strategies, including commodities, buy/write, and hedge fund replication and prior to that as a portfolio manager in State Street Investment Management’s Currency Management Group, managing both active currency selection and traditional passive
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hedging overlay portfolios. He joined State Street Investment Management in 1997. Mr. Schneider holds a Bachelor of Science in Finance and Investments from Babson College and a Master of Science in Finance from the Carroll School of Management at Boston College. He has earned the Chartered Alternative Investment Analyst (CAIA) designation and is a member of the CAIA Association.
T. Rowe Price Associates, Inc.: T. Rowe Price Associates, Inc. (“T. Rowe Price”), located at 1307 Point Street, Baltimore, MD 21231, serves as a Sub-adviser to the Destinations International Equity Fund. Richard Clattenburg, CFA, manages the portion of the Destinations International Equity Fund’s assets allocated to T. Rowe Price. Mr. Clattenburg is a Vice President of T. Rowe Price Group, Inc., and T. Rowe Price, Inc. He is a Portfolio Manager for the T. Rowe Price International Growth Equity Strategy. Mr. Clattenburg is also a Vice President and Investment Advisory Committee member of the Global Real Estate Fund, a Vice President of T. Rowe Price International Funds, and an Investment Advisory Committee member of the International Stock Fund. Prior to joining the firm in 2005, Mr. Clattenburg was employed by Goldman Sachs as a Financial Analyst in its Investment Management Division. He earned a Bachelor of Science, summa cum laude, in Economics with a concentration in Accounting from The Wharton School at the University of Pennsylvania. Mr. Clattenburg also has earned the Chartered Financial Analyst designation.
Destinations Equity Income Fund:
Federated Equity Management Company of Pennsylvania: Federated Equity Management Company of Pennsylvania (“FEMCOPA”), located at 1001 Liberty Avenue, Pittsburgh, PA 15222-3779, serves as a Sub-adviser to the Destinations Equity Income Fund. A team of investment professionals manages the portion of the Destinations Equity Income Fund’s assets allocated to FEMCOPA. Federated Advisory Services Company (“FASC”), an affiliate of FEMCOPA and located at the same address, provides research, quantitative analysis, equity trading and transaction settlement and certain support services to FEMCOPA. FEMCOPA and FASC are wholly owned subsidiaries of Federated Hermes, Inc. (“FHI”). Daniel Peris, CFA, is a Senior Vice President and Senior Portfolio Manager of FEMCOPA. Mr. Peris joined FHI in August 2002. Previously, Mr. Peris worked at Argus Research Corp., New York. Mr. Peris earned his Bachelor of Arts from Williams College, his Master of Philosophy from Oxford University and his Ph.D. from the University of Illinois. Mr. Peris has 27 years of investment experience. Deborah D. Bickerstaff is a Senior Vice President and Portfolio Manager of FEMCOPA. Ms. Bickerstaff joined FHI in July 1996. Previously, Ms. Bickerstaff held various positions with FHI subsidiary companies including: Associate Portfolio Manager, Senior Analyst, Performance Attribution and Risk Management; Senior Financial Analyst, Fund Treasury, and Senior Fund Controller, Client Financial Services. Ms. Bickerstaff received her Bachelor of Science from La Roche College. Ms. Bickerstaff has 30 years of investment experience. Michael R. Tucker is a Senior Vice President and Senior Portfolio Manager of FEMCOPA. Mr. Tucker joined FHI in 1993. Previously, Mr. Tucker held various positions with FHI subsidiary companies including: Portfolio Manager, Senior Investment Analyst, and Research Assistant. Mr. Tucker received his Bachelor of Science and Master of Science of Information Assurance at Carnegie Mellon University and has 33 years of investment experience. Jared S. Hoff is a Vice President and Senior Portfolio Manager of FEMCOPA. Mr. Hoff joined FHI in 2000. Prior to joining FHI, Mr. Hoff worked as an Adjunct Professor of Graduate Finance at Duquesne University, a Fed Funds/Eurodollars Trader at PNC Bank, and an Investment Analyst, Mergers & Acquisitions at FHI. Mr. Hoff received his Bachelor of Science from Duquesne University and his Master of Business Administration from Carnegie Mellon University. Mr. Hoff has 25 years of industry experience.
Neuberger Berman Investment Advisers LLC: Neuberger Berman Investment Advisers LLC (“Neuberger IA”), with its principal offices located at 1290 Avenue of the Americas, New York, NY 10104, serves as a Sub-adviser to the Destinations Equity Income Fund. The portion of the Destinations Equity Income Fund’s assets allocated to Neuberger IA is managed by Portfolio Managers Richard S. Levine, Managing Director of Neuberger IA, who has been with the firm since 1989, Alexandra Pomeroy, Managing Director of Neuberger IA, who has been with the firm since 2005, William D. Hunter, Managing Director of Neuberger IA, who has been with the firm since 2006, and Shawn Trudeau, CFA, Managing Director of Neuberger IA, who has been with the firm since 2011.
Nuveen Asset Management, LLC: Nuveen Asset Management, LLC (“Nuveen”), located at 333 West Wacker Drive, Chicago, IL 60606, serves as a Sub-adviser to the Destinations Equity Income Fund. Nuveen is part of the Asset Management division of Teachers Insurance and Annuity Association of America (TIAA), a leading financial services provider. A team of investment professionals manages the portion of the Destinations Equity Income Fund’s assets allocated to Nuveen. James T. Stephenson, CFA, is a Managing Director of Nuveen and a Portfolio Manager and Equity Analyst of Nuveen and its predecessor NWQ Investment Management Company, LLC (“NWQ”) from 2012 until January 2022; he served as Associate Director of Research of NWQ from 2019 to January 2022. From 2006 to 2012, Mr. Stephenson was a Managing Director and Equity Analyst of NWQ. Mr. Stephenson earned a Bachelor of Business Administration and Master
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of Science in Business from the University of Wisconsin-Madison. He holds the Chartered Financial Analyst® designation and is a member of the CFA Institute and the Los Angeles Society of Financial Analysts. Peter Boardman is a Managing Director of Nuveen. From 2015 to 2022, Mr. Boardman was a managing Director of NWQ. Mr. Boardman earned a Bachelor of Arts in Economics from Willamette University and a Master of Science in International Management from Garvin School of International Management (Thunderbird).
Destinations Core Fixed Income Fund:
DoubleLine Capital LP: DoubleLine Capital LP (“DoubleLine”), located at 2002 N. Tampa Street, Suite 200, Tampa, FL 33602, serves as a Sub-adviser to the Destinations Core Fixed Income Fund. A team of investment professionals manages the portion of the Destinations Core Fixed Income Fund’s assets allocated to DoubleLine. Jeffrey E. Gundlach is the founder, Chief Executive Officer and Chief Investment Officer of DoubleLine. Mr. Gundlach has been Chief Executive Officer of DoubleLine since its inception in December 2009. He is a graduate of Dartmouth College summa cum laude holding a Bachelor of Arts in Mathematics and Philosophy. Mr. Gundlach attended Yale University as a PhD candidate in Mathematics. Jeffrey J. Sherman, CFA, has been the Deputy Chief Investment Officer of DoubleLine since June 2016 and a Portfolio Manager since September 2010. Mr. Sherman participates on the Fixed Income Asset Allocation Committee and is a Portfolio Manager for derivative-based and multi-asset strategies. He joined DoubleLine in December 2009. Prior to DoubleLine, Mr. Sherman was a Senior Vice President at TCW where he worked as a Portfolio Manager and Quantitative Analyst focused on fixed-income and real-asset portfolios. Mr. Sherman assisted in developing real-asset strategies for TCW and was a Portfolio Manager overseeing several commodity funds. Prior to TCW, he was a statistics and mathematics instructor at both the University of the Pacific and Florida State University. Mr. Sherman holds a Bachelor of Science in Applied Mathematics from the University of the Pacific and a Master of Science in Financial Engineering from the Claremont Graduate University. Mr. Sherman is a CFA charterholder.
Merganser Capital Management, LLC.: Merganser Capital Management, LLC (“Merganser”), located at 99 High Street, Boston, MA 02110, serves as a sub-adviser to the Destinations Core Fixed Income Fund. Merganser is a Delaware limited liability company. The principal owner of Merganser is Providence Equity Capital Markets Merganser LLC, an affiliate of Providence Equity Partners L.L.C. (“Providence”). Andrew M. Smock, CFA and Todd Copenhaver, CFA, manage the portion of the Destinations Core Fixed Income Fund’s assets allocated to Merganser. Mr. Smock joined Merganser in 2003 and serves as Co-Chief Investment Officer. In addition to overseeing the investment team, he is a portfolio manager for Merganser’s longer-duration strategies. Mr. Smock holds the Chartered Financial Analyst designation and is a member of the CFA Institute and the CFA Society Boston. Mr. Copenhaver joined Merganser in 2013 and serves as Co-Chief Investment Officer. In addition, he is a portfolio manager for Merganser’s longer-duration strategies and leads the credit sector research effort. Prior to joining Merganser, Mr. Copenhaver was a portfolio analyst at Galliard Capital Management. He holds the Chartered Financial Analyst designation and is a member of the CFA Institute and the CFA Society Boston.
Wellington Management Company LLP: Wellington Management Company LLP (“Wellington”), located at 280 Congress Street, Boston, MA 02210, serves as a sub-adviser to the Destinations Core Fixed Income Fund. Wellington is a Delaware limited liability partnership. The firm is an independent private partnership owned entirely by its active partners. Joseph F. Marvan, CFA, Campe Goodman, CFA, Robert D. Burn, CFA, and Connor Fitzgerald, CFA, manage the portion of the Destinations Core Fixed Income Fund’s assets allocated to Wellington. Prior to joining Wellington in 2003, Mr. Marvan was a senior portfolio manager and head of US Fixed Income at State Street Global Advisors, working on a wide range of fixed income portfolios, including those concentrating on total return, mortgage-backed securities, non-dollar bonds, and investment-grade credit (1996 — 2003). Prior to that, he worked at both The Boston Company and Shearson Lehman Brothers in Fixed Income Portfolio Management and Trading (1988 — 1996). Mr. Marvan earned his MBA, magna cum laude, from Babson College (Olin, 2001) and his BS in finance from Ithaca College (1987). Additionally, he holds the Chartered Financial Analyst designation and is a member of the CFA Institute. Mr. Goodman joined Wellington in 2000. He spent four years at the Massachusetts Institute of Technology studying macroeconomics and finance in a doctoral program in economics. Mr. Goodman received his AB in mathematics, magna cum laude, from Harvard College (1995). In addition, he holds the Chartered Financial Analyst designation. Mr. Burn joined Wellington in 2007. Prior to joining Wellington, he worked as a senior mechanical engineer modeling high power lasers at Lockheed Martin Corporation (2003 — 2005). Before that, he held engineering positions in the telecom and manufacturing industries (1998 — 2003). Mr. Burn earned his MBA with high honors from the University of Chicago (2007) and his MS and BS in mechanical engineering from MIT (1998, 1997). Additionally, he holds the Chartered Financial Analyst designation and is a member of the CFA Institute and the CFA Society Boston. Mr. Fitzgerald is lead portfolio manager for the firm’s Intermediate Credit and Credit Total Return strategies, and is also a portfolio manager for long credit, Core Bond and Core Bond Plus strategies. He is a member of the
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US Investment Grade Credit Team and Corporate Strategy Group. Prior to joining Wellington in 2015, he was a portfolio manager at BlackRock, where he managed investment-grade allocations within non-traditional bond and multi-sector bond portfolios (2010 - 2015). Prior to that, he held credit trading and credit hedge fund portfolio management roles at BlackRock. Before joining BlackRock, he was with R3 Capital Management (2008 – 2009) and Lehman Brothers (2006 – 2008). Mr. Fitzgerald received his BA in economics and government studies from Bowdoin College (2006). Additionally, Mr. Fitzgerald holds the Chartered Financial Analyst designation.
Destinations Low Duration Fixed Income Fund:
CrossingBridge Advisors, LLC: CrossingBridge Advisors, LLC (“CrossingBridge”), located at 427 Bedford Road Suite 220, Pleasantville, New York 10570, serves as a Sub-adviser to the Destinations Low Duration Fixed Income Fund. CrossingBridge is a majority-owned subsidiary of ENDI Corp. (“ENDI”). A team of investment professionals manages the portion of the Destinations Low Duration Fixed Income Fund’s assets allocated to CrossingBridge. David K. Sherman is a Portfolio Manager and has been the President of Cohanzick Management, LLC (“Cohanzick”), CrossingBridge’s previous parent company, since its inception in 1996. Kirk Whitney joined Cohanzick in 2014. Mr. Whitney is currently an Assistant Portfolio Manager and has been an employee of CrossingBridge since its inception in 2016. Mr. Whitney holds a Bachelor of Science from Pennsylvania State University.
DoubleLine Capital LP: DoubleLine Capital LP (“DoubleLine”), located at 2002 N. Tampa Street, Suite 200, Tampa, FL 33602, serves as a Sub-adviser to the Destinations Low Duration Fixed Income Fund. A team of investment professionals manages the portion of the Destinations Low Duration Fixed Income Fund’s assets allocated to DoubleLine. Jeffrey E. Gundlach is the founder, Chief Executive Officer and Chief Investment Officer of DoubleLine. Mr. Gundlach has been Chief Executive Officer of DoubleLine since its inception in December 2009. Mr. Gundlach is a graduate of Dartmouth College summa cum laude holding a Bachelor of Arts in Mathematics and Philosophy. Mr. Gundlach attended Yale University as a PhD candidate in Mathematics. Jeffrey J. Sherman, CFA, has been the Deputy Chief Investment Officer of DoubleLine since June 2016 and a Portfolio Manager since September 2010. Mr. Sherman participates on the Fixed Income Asset Allocation Committee and is a Portfolio Manager for derivative-based and multi-asset strategies. Mr. Sherman joined DoubleLine in December 2009. Prior to DoubleLine, Mr. Sherman was a Senior Vice President at TCW where he worked as a Portfolio Manager and Quantitative Analyst focused on fixed-income and real-asset portfolios. Mr. Sherman assisted in developing real-asset strategies for TCW and was a Portfolio Manager overseeing several commodity funds. Prior to TCW, Mr. Sherman was a statistics and mathematics instructor at both the University of the Pacific and Florida State University. Mr. Sherman holds a Bachelor of Science in Applied Mathematics from the University of the Pacific and a Master of Science in Financial Engineering from the Claremont Graduate University. Mr. Sherman is a CFA charterholder. Robert Cohen was named DoubleLine’s Director of Global Developed Credit in September 2016. Mr. Cohen has been a Portfolio Manager at DoubleLine since July 2012. Prior to DoubleLine, Mr. Cohen was a Senior Credit Analyst at West Gate Horizons Advisors (and its predecessor entity, ING Capital Advisors) since 2001.
Destinations Global Fixed Income Opportunities Fund:
CrossingBridge Advisors, LLC: CrossingBridge Advisors, LLC (“CrossingBridge”), located at 427 Bedford Road Suite 230, Pleasantville, New York 10570, serves as a Sub-adviser to the Destinations Global Fixed Income Opportunities Fund. CrossingBridge is a wholly owned subsidiary of ENDI Corp. (“ENDI”). A team of investment professionals manages the portion of the Destinations Global Fixed Income Opportunities Fund’s assets allocated to CrossingBridge. David K. Sherman is a Portfolio Manager and has been the President of Cohanzick Management, LLC (“Cohanzick”), CrossingBridge’s previous parent company, since its inception in 1996. Spencer Rolfe joined CrossingBridge Advisors, LLC in 2023 as a Portfolio Manager.Prior to joining CrossingBridge, Mr. Rolfe was a Managing Director at Corvid Peak Capital Management and an Analyst at Arena Investors, focusing on credit opportunities and special situations. Mr. Rolfe began his career at Cohanzick in 2017, covering performing and distressed credit opportunities and equity special situations.Mr. Rolfe received his B.A. from the University of Missouri.
DoubleLine Capital LP: DoubleLine Capital LP (“DoubleLine”), located at 2002 N. Tampa Street, Suite 200, Tampa FL 33602, serves as a Sub-adviser to the Destinations Global Fixed Income Opportunities Fund. A team of investment professionals manages the portion of the Destinations Global Fixed Income Opportunities Fund’s assets allocated to DoubleLine. Bill Campbell joined DoubleLine in 2013. He oversees the firm’s Global Sovereign and Emerging Markets teams and serves as the lead Portfolio Manager for the firm’s emerging markets and international strategies. He is a permanent member of the Fixed Income Asset Allocation Committee. Prior to DoubleLine, Mr. Campbell worked for Peridiem Global Investors as a Global Fixed Income Research Analyst and Portfolio Manager. Prior to that, he was with
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Nuveen Investment Management Co., first as a Quantitative Analyst in the Risk Management and Portfolio Construction Group then as a Vice President in the Taxable Fixed Income Group. Mr. Campbell also worked at John Hancock Financial as an Investment Analyst. He holds a B.S. in Business Economics and International Business, as well as a B.A. in English, from Pennsylvania State University. Mr. Campbell also holds an M.A. in Mathematics, with a focus on Mathematical Finance, from Boston University. Mark Christensen joined DoubleLine in 2009 and is a Portfolio Manager and Senior Credit Analyst. Mr. Christensen graduated from Brigham Young University with a Bachelor of Science in Business Management with an emphasis in International Finance. Su Fei Koo joined DoubleLine in 2009 and is a Portfolio Manager and Senior Credit Analyst. Ms. Koo holds a Bachelor of Science in Business Administration from the University of Houston and a Master of Business Administration in Finance from the University of Southern California.
GLG Partners, LP: GLG Partners, LP (“GLG”), located at Riverbank House, 2 Swan Lane, London, United Kingdom, EC4R 3AD, serves as a Sub-adviser to the Destinations Global Fixed Income Opportunities Fund. GLG is a limited partnership, with both its general and limited partner being owned by Man Group plc (“Man Group”). GLG provides investment advisory services for U.S. and non-U.S. clients. A team of investment professionals manages the portion of the Destinations Global Fixed Income Opportunities Fund’s assets allocated to GLG. Michael Scott, CFA, joined GLG in 2018 and is the Head of Global High Yield & Credit Opportunities where he is responsible for managing a suite of high yield strategies. Prior to joining GLG, Mr. Scott worked as a fund manager covering United Kingdom and European credit at Schroders. Mr. Scott received a bachelor’s in arts from the University of Oxford. Mr. Scott holds the Charted Financial Analyst designation.
Numeric Investors LLC: Numeric Investors LLC (“Numeric”), located at 200 Pier 4 Boulevard, Boston, Massachusetts 02210, serves as a Sub-adviser to the Destinations Global Fixed Income Opportunities Fund. Numeric is a Delaware limited liability company and is a wholly owned subsidiary of Man Group plc. Numeric provides investment advisory services for U.S. and non-U.S. clients. A team of investment professionals manages the portion of the Destinations Global Fixed Income Opportunities Fund’s assets allocated to Numeric. Robert Lam is the Head of Fixed Income at Numeric where he is responsible for the development and day-to-day portfolio management of all credit strategies. Prior to joining Numeric in 2018, Mr. Lam held positions with Deutsche Bank Securities, Incapture, and most recently with Apollo Global Management where he led quantitative research and data science for the liquid credit opportunities business. Mr. Lam received a bachelor’s in applied science in systems design engineering from the University of Waterloo.
Destinations Municipal Fixed Income Fund
Lord, Abbett & Co. LLC: Lord, Abbett & Co. LLC (“Lord Abbett”), located at 30 Hudson Street, Jersey City, New Jersey 07302, serves as a sub-adviser to the Destinations Municipal Fixed Income Fund. Lord Abbett is organized as a Delaware Limited Liability Company headquartered in Jersey City, New Jersey. Daniel S. Solender and Gregory M. Shuman manage the portfolio of the Destinations Municipal Fixed Income Fund’s assets allocated to Lord Abbett. Mr. Solender is a Partner and Director of Tax Free Fixed Income at Lord Abbett. Mr. Solender joined Lord Abbett in 2006 and has been a Partner since 2008. Mr. Solender previously served as Vice President and Portfolio Manager at Nuveen Investments; Principal and Portfolio Manager at Vanguard Group; and Financial Analyst/Assistant Manager, Research and Product Development at Citibank. Mr. Solender has been working in the financial services industry since 1987. Mr. Shuman is a Partner and Portfolio Manager at Lord Abbett. Mr. Shuman joined Lord Abbett in 2010 and has been a Partner since 2022. Mr. Shuman has been working in the financial services industry since 2010. Mr. Shuman previously served as a Portfolio Analyst and Associate Portfolio Manager for Lord Abbett’s municipal bond team.
Northern Trust Investments, Inc.: Northern Trust Investments, Inc. (“NTI”), located at 50 S. LaSalle Street, Chicago, IL 60603, serves as a Sub-adviser to the Destinations Municipal Fixed Income Fund. A team of investment professionals manages the portion of the Destinations Municipal Fixed Income Fund’s assets allocated to NTI. Adam Shane, CFA, and Nate Miller have been managing a portion of the Destinations Municipal Fixed Income Fund since December 2022. Mr. Shane is Co-Head of Municipal Bond Portfolio Management on the Global Fixed Income team at Northern Trust Asset Management. In this capacity, Mr. Shane has responsibility for the oversight and management of both investment grade and high yield municipal bond strategies. Mr. Shane has held various positions in portfolio management, credit research, and product management at Northern Trust Asset Management, and prior to that at Nuveen. Mr. Shane has a B.A. in history from Williams College and an MBA, with concentrations in accounting and finance, from the University of Chicago, Graduate School of Business. Mr. Shane is an active CFA® Charterholder, a member of the CFA Society Chicago, the CFA Institute, the Chicago Municipal Analysts Society, and the National Federation of Municipal Analysts. Mr. Miller is a Portfolio Manager of Municipal Bonds on the Global Fixed Income team at Northern Trust Asset Management. In this
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role, he is responsible for managing tax-exempt portfolios across mutual funds and separately managed accounts. Mr. Miller joined Northern Trust in 1995 and worked in various senior operations and relationship management roles before joining the Global Fixed Income team in 2003. Mr. Miller earned a Bachelor’s degree in finance from the University of Illinois at Champaign-Urbana in 1994.
Seix Investment Advisors: Seix Investment Advisors, a division of Virtus Fixed Income Advisers, LLC (“Seix”), located at 1 Maynard Drive, Suite 3200, Park Ridge, NJ 07656, serves as a sub-adviser to the Destinations Municipal Fixed Income Fund. Seix is a Delaware limited liability company and an indirect wholly-owned affiliate of Virtus Investment Partners, Inc., a publicly traded company. A team of investment professionals manages the portion of the Destination Municipal Fixed Income Fund’s assets allocated to Seix. Dusty L. Self, Managing Director, Head of Tax-Exempt and Senior Portfolio Manager, joined Seix upon its integration with their predecessor firm in May 2014. Ms. Self joined the predecessor firm in 1992 and has industry experience since 1992. Ms. Self is a seasoned senior portfolio manager focused on the investment grade — tax-exempt strategies. Before attaining her current position, Ms. Self worked as a portfolio specialist and then as a performance analyst. Prior to beginning her career in investment management with Seix’s predecessor firm, Ms. Self worked for Barnett Bank in the Commercial Loans division. Ms. Self received a B.S. in Business Management from the University of Maryland and is member of the National Federation of Municipal Analysts and the Southern Municipal Finance Society.
Destinations Multi Strategy Alternatives Fund:
LMCG Investments, LLC: LMCG Investments, LLC (“LMCG”), located at One Boston Place, 201 Washington Street, 29th Floor, Boston, MA 02108, serves as a Sub-adviser to the Destinations Multi Strategy Alternatives Fund. LMCG is a board-managed limited liability company that is independently owned and controlled by its employees. David Weeks, Ajit Kumar, CFA, Edwin Tsui, CFA, Andreas Eckner, Ph.D., and Guillaume Horel, Ph.D. manage the portion of the Destinations Multi Strategy Alternatives Fund’s assets allocated to LMCG. Each member of this Serenitas investment team joined LMCG in 2015 when LMCG acquired certain assets of Serenitas Capital, L.P. (“Serenitas”), a firm this team co-founded in 2012. Mr. Weeks is the Chief Investment Officer of the team. Prior to joining LMCG, Mr. Weeks was Chief Investment Officer of Serenitas. Mr. Weeks previously worked at Merrill Lynch where he served as a Managing Director responsible for the proprietary trading of Non-Agency Residential Mortgage Backed Securities from 2006 to 2011, and, prior to that, he spent seven years managing the collateralized loan obligations (“CLOs”) Trading Desk. Previously, Mr. Weeks worked at Moody’s Investors Service. Mr. Weeks received a B.S. in Finance from Lehigh University. Mr. Kumar is the Portfolio Manager for investment-grade credit correlation products. Prior to joining LMCG, Mr. Kumar was a Portfolio Manager at Serenitas. Mr. Kumar previously worked at Merrill Lynch where he served as a Director responsible for the proprietary trading of credit correlation products from 2005 to 2011, and, prior to that, he traded arbitrage relationships and relative value opportunities. Previously, Mr. Kumar worked at Morgan Stanley. Mr. Kumar received his Bachelor of Engineering in Computer Science from C.R. State College of Engineering, his MBA from McGill University, and his M.S. in Financial Mathematics from Stanford University. Mr. Kumar holds a Chartered Financial Analyst designation from the CFA Institute and is a member of New York Society of Security Analysts. Mr. Tsui is a Co-Portfolio Manager for CLOs and high-yield credit correlation products. Prior to joining LMCG, Mr. Tsui was a Portfolio Manager at Serenitas. Mr. Tsui previously worked at Merrill Lynch serving as a Director first in charge of the proprietary trading of subprime bonds and subsequently the portfolio manager for the proprietary trading of CLOs and tranches of the HYCDX and LCDX credit indices. Mr. Tsui started his career at Merrill Lynch in 2004 as a structurer in the asset based principal investments group. Mr. Tsui received his M.S. in Mathematics and Finance from the Courant Institute of New York University and his undergraduate Master of Physics degree from the University of Oxford. Mr. Tsui holds a Chartered Financial Analyst designation from the CFA Institute and is a member of New York Society of Security Analysts. Mr. Eckner is the Portfolio Manager for residential mortgage backed securities (“RMBS”). Prior to joining LMCG, Mr. Eckner was a Portfolio Manager at Serenitas. Mr. Eckner previously worked at Merrill Lynch serving as Vice President in proprietary trading where he traded RMBS from 2007 to 2011. Prior to joining the financial industry, Mr. Eckner was at Stanford University where he completed a Ph.D. in Statistics and served on the admissions committee for the M.S. program in Financial Mathematics. Mr. Horel is a Co-Portfolio Manager for CLOs and high-yield credit correlation products. Prior to joining LMCG, Mr. Horel was a Portfolio Manager at Serenitas. Mr. Horel previously worked at Merrill Lynch serving as a Vice President in proprietary trading where he traded CLOs from 2007 to 2011. Prior to joining Merrill Lynch, he worked for the structured credit analytics group at Goldman Sachs. Mr. Horel graduated with a degree in Engineering from Ecole Centrale and a degree in Economics from Panthéon-Sorbonne University in Paris. He holds a M.S. in Financial Mathematics and a Ph.D. in Statistics, both from Stanford University.
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Destinations Shelter Fund
Gateway Investment Advisers, LLC: Gateway Investment Advisers, LLC (“Gateway”), located at 312 Walnut Street, Suite 3500 Cincinnati, Ohio 45202, serves as a Sub-adviser to the Destinations Shelter Fund. A team of investment professionals manages the portion of the Destination Shelter Fund’s assets allocated to Gateway. Michael T. Buckius, CFA, joined Gateway in 1999 and holds the positions of Chief Executive Officer and Chief Investment Officer. Mr. Buckius holds a B.A. and M.B.A. in Finance from Loyola College in Baltimore. Daniel M. Ashcraft, CFA, joined Gateway in 2009 and holds the positions of Senior Vice President and Portfolio Manager. Mr. Ashcraft received a B.A. from Miami University of Ohio. Kenneth H. Toft, CFA, joined Gateway in 1992 and holds the positions of Senior Vice President and Portfolio Manager. Mr. Toft holds a B.A. and M.B.A. from the University of Cincinnati. Mitchell J. Trotta, CFA, joined Gateway in 2016 and holds the positions of Vice President and Portfolio Manager. Mr. Trotta earned his BBA in Finance from the University of Cincinnati.
Destinations Real Assets Fund
Newton Investment Management North America, LLC: Newton Investment Management North America LLC (“Newton”), located at 200 Park Avenue, New York, New York 10166, serves as Sub-adviser to the Destinations Real Assets Fund. A team of investment professionals manages the portion of the Destinations Real Assets Fund’s allocated to Newton. Brock Campbell serves as the Head of Global Research and Portfolio Manager for the Global Natural Resources strategy at Newton. Prior to joining Newton in September 2021, Mr. Campbell served as the Head of Equity Research at Mellon Investments Corporation (“Mellon”) prior to the integration of Mellon’s equity and multi-asset capabilities into Newton. Mr. Campbell graduated with a Bachelor of Arts in Political Science and Economics from Wheaton College. Mr. Campbell holds the Chartered Financial Analyst® designation and is a member of the CFA Institute. David Intoppa serves as a Senior Research Analyst and Portfolio Manager for the Global Natural Resources strategy at Newton. Prior to joining Newton in September 2021, Mr. Campbell served as a Senior Research Analyst at Mellon prior to the integration of Mellon’s equity and multi-asset capabilities into Newton. Mr. Intoppa graduated with a Bachelor of Arts in Economics from Tufts University and a Master of Business Administration in Finance and Accounting from New York University.
Nomura Investments Fund Advisers, a series of Nomura Investment Management Business Trust. Nomura Investments Fund Advisers (“NIFA”), a series of Nomura Investment Management Business Trust (“NIMBT”), located at 610 Market Street, Philadelphia, Pennsylvania 19106, serves as a Sub-adviser to the Destinations Real Assets Fund. Nomura Asset Management is part of the Investment Management Division of the Nomura Group, providing integrated public and private market asset management services across equities, fixed income, private credit and multi-asset solutions to intermediary and institutional clients. Nomura Asset Management primarily operates through several distinct investment managers, which includes NIMBT and its NIFA series. A team of investment professionals manages the portion of the Destination Real Asset Fund’s assets allocated to NIFA. Each member of NIFA’s team noted below joined Nomura Asset Management as part of Nomura Holdings America Inc.’s acquisition of Macquarie Asset Management’s (“MAM”) U.S. and European public investments business in 2025. Stefan Löwenthal serves as the Head of the Global Multi-Asset Team where he leads the team responsible for asset allocation and portfolio construction, the management of multi-asset funds, model portfolios, and institutional accounts as well as the development of new multi-asset strategies. Mr. Löwenthal serves as Chief Investment Officer for the Global Multi-Asset Team at Nomura Asset Management – International, a role he assumed in 2013 at MAM. Mr. Löwenthal received a Master of Management Science from the Vienna University of Economics and Business. Mr. Löwenthal holds the Chartered Financial Analyst® designation and is a member of the CFA Society Austria. Jürgen Wurzer serves as the Deputy Head of the Global Multi-Asset Team at Nomura Asset Management – International, a role he assumed in April 2018 at MAM. Mr. Wurzer previously worked for Erste Asset Management from 2016 to 2018 prior to re-joining MAM in 2018. Mr. Wurzer received a Master of Arts from the University of Applied Sciences Wiener Neustadt. Mr. Wurzer holds the Chartered Financial Analyst® designation, the CFA Institute Certificate in ESG Investing and is a member of the CFA Society Austria. Aaron Young serves as Senior Portfolio Manager for the Global Multi-Asset Team at Nomura Asset Management – International, a role that he previously held at MAM. Prior to that, Mr. Young was a Multi-Asset Portfolio Manager and member of the Equity Risk and Quantitative Research Team at Ivy Investments. Mr. Young earned his Bachelor of Arts in philosophy with Honors from the University of Missouri and a Master of Business Administration with an emphasis in finance and strategy from the Olin School of Business at Washington University. Van Eck Associates Corporation (“Van Eck”), located at 666 Third Avenue, New York, NY 10017, serves as a sub-sub-adviser to the Destinations Real Assets Fund pursuant to a sub-sub-advisory agreement with NIFA. Pursuant to the sub-sub-advisory agreement, Van Eck will deliver a model portfolio that will be executed by NIFA, and NIFA will pay Van Eck a fee out of its sub-advisory fee for its services.
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Nuveen Asset Management, LLC: Nuveen Asset Management, LLC (“Nuveen”), located at 333 West Wacker Drive, Chicago, IL 60606, serves as a Sub-adviser to the Destinations Real Assets Fund. A team of investment professionals manages the portion of the Destinations Real Assets Fund’s allocated to Nuveen. Ben Kerl serves as the Head of the Listed Real Assets Team and Portfolio Manager at Nuveen where he oversees Nuveen’s strategy, investment process and the performance of the firm’s listed real assets and listed real estate platform. Prior to joining Nuveen in 2012, Mr. Kerl worked for eight years in real estate and renewable energy industries. Mr. Kerl graduated with a Bachelor of Commerce Degree from McGill University in Montreal, Quebec. Noah Hauser serves as the Head of the Infrastructure Investments Team and Portfolio Manager at Nuveen where he oversees Nuveen’s strategy, investment process and performance of the firm’s infrastructure platform. Prior to joining Nuveen in 2015, Mr. Hauser served as the Director of Investor Relations at Xcel Energy. Since joining the investment industry in 2008, Mr. Hauser held roles at Decade Capital Management, Barclays Capital, and Lehman Brothers. Mr. Hauser graduated with a Bachelor of Business Administration with concentrations in Finance and Accounting from Emory University’s Goizueta Business School. Mr. Hauser holds the Chartered Financial Analyst® designation and is a member of the CFA Institute. Jagdeep Ghuman serves as a Portfolio Manager for Nuveen’s public global infrastructure, global real estate and global real estate carbon reduction strategies. Prior to joining Nuveen in 2008, Mr. Ghuman served as a management analyst with KPMG Consulting, as an associate analyst in equity research at Avondale Partners, LLC and as a senior analyst in equity research at Credit Suisse. Mr. Ghuman graduated with a Bachelor of Arts in Economics and Sociology from New York University and with a Master of Business Administration in Finance from Auburn University. Tryg Sarsland serves as a Portfolio Manager for Nuveen’s public global infrastructure and real asset income strategies and additionally serves as a Director of Research and Analyst at Nuveen. Prior to joining Nuveen in 2011, Mr. Sarsland served as Vice President of Meridian Companies, LLC and Standard Chartered Bank as well as Vice President and Director of Project Finance at National Wind LLC. Mr. Sarsland graduated with a Bachelor of Arts from St. John’s University and a Master of Business Administration from St. Cloud State University. Scott Sedlak serves as a Portfolio Manager for Nuveen’s real estate securities, global real estate securities and global real estate carbon reduction strategies, which invest primarily in equity REITs. Prior to joining Nuveen in 2007, Mr. Sedlak served as an analyst with A.G. Edwards & Sons. Mr. Sedlak graduated with a Bachelor’s Degree in Business Administration with a concentration in Finance from Truman State University. Mr. Sedlak is a member of the National Association of Real Estate Investment Trusts. Crispin Royle-Davies serves as a Portfolio Manager for Nuveen’s public global real estate strategies, which invest primarily in equity REITs. Prior to joining Nuveen in 2018, Mr. Royle-Davies served as an Equity Research Analyst at Fidelity International. Mr. Royle-Davies graduated with a Bachelor of Arts in Economics & Management from the University of Oxford.
Management Fees. The Adviser receives an advisory fee from each Fund for its services. In turn, the Adviser pays each Sub-adviser a fee for its sub-advisory services. The Adviser may voluntarily waive a portion or all of the management fees otherwise payable to it by a Fund. For the fiscal year ended February 28, 2026, the Adviser received investment advisory fees, as a percentage of each Fund’s average daily net assets, at the following annual rates.

Fund	Contractual Advisory Fee	Actual Advisory Fee Paid
Destinations Large Cap Equity Fund	0.75%	0.60%
Destinations Small-Mid Cap Equity Fund	0.90%	0.81%
Destinations International Equity Fund	1.00%	0.78%
Destinations Equity Income Fund	0.80%	0.68%
Destinations Core Fixed Income Fund	0.65%	0.62%
Destinations Low Duration Fixed Income Fund	0.70%	0.65%
Destinations Global Fixed Income Opportunities Fund	0.85%	0.77%
Destinations Municipal Fixed Income Fund	0.70%	0.59%
Destinations Multi Strategy Alternatives Fund	1.35%	0.99%
Destinations Shelter Fund	0.85%	0.79%
Destinations Real Assets Fund	1.00%	0.75%

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The SAI provides additional information about each Sub-adviser, including more information about their investment strategies and techniques, compensation paid to each Sub-adviser’s portfolio manager(s), other accounts managed by such portfolio managers and the portfolio managers’ ownership of the Fund’s shares.
Optional Liquidity Program
The Funds may participate in one or more optional liquidity programs, which are designed to provide an alternative liquidity source for mutual funds when conducting normal business activities. Pursuant to the programs, a third-party purchases shares of a Fund that settle the next business day and the Fund has the ability to use incoming cash to meet net shareholder redemptions, as necessary. A Fund is not guaranteed to receive cash under the program on any given day. Following purchases of Fund shares, the third-party then generally expects to redeem those shares when the Fund experiences net sales or at other times at the third-party’s discretion. While the third-party holds Fund shares, it will have the same rights and privileges with respect to those shares as any other shareholder.  The third-party could redeem its entire share position in the Fund and may request that such redemption be met in-kind in accordance with the Fund’s redemption in-kind policies.
For use of a liquidity program, a Fund pays a fee to the third-party each time it purchases shares of such Fund. The costs to a Fund for participating in the liquidity program are expected to be influenced by and comparable to the costs of other sources of liquidity, such as a Fund’s short-term lending arrangements or the costs of selling portfolio securities to meet redemptions. Purchases of a Fund’s shares through the liquidity program are made on an investment-blind basis without regard to such Fund’s objective, policies, or anticipated performance. In accordance with federal securities laws, the third-party is prohibited from acquiring more than 3% of the outstanding voting securities of any Fund. The third-party will purchase shares of the Fund at net asset value and will not be subject to any investment minimum applicable to such shares.
The Adviser believes that having the liquidity programs could be useful to the Funds and their shareholders. For example, under certain market conditions, the liquidity program could assist in stabilizing the Funds’ net assets, to the benefit of each Fund and its respective shareholders, although there is no guarantee that the program will do so. To the extent a Fund’s net assets do not decline, the Adviser may also benefit.
Pricing of Fund Shares
Each Fund sells its shares at net asset value (“NAV”). NAV is determined by dividing the value of the Fund’s securities, cash and other assets, minus all liabilities, by the number of shares outstanding (assets — liabilities/number of shares = NAV). NAV takes into account the expenses and fees of a Fund, which are accrued daily. Each Fund’s share price is calculated as of the close of regular trading (generally, 4:00 p.m. Eastern Time) on each day that the NYSE is open for business.
In calculating NAV, a Fund generally values its investment portfolio at market price. If a market quotation is readily available for the valuation of Fund investments, then it is valued by the Fund’s administrator at current market value in accordance with the Fund’s Pricing and Valuation Procedures. The Trust’s Board of Trustees has designated the Adviser as the Valuation Designee for the Funds pursuant to Rule 2a-5 under the 1940 Act (the “Rule”). The Valuation Designee has the responsibility for the fair value determination with respect to all Fund investments that do not have readily available market quotations or quotations that are no longer reliable. The Adviser, in furtherance of the Board’s designation, has appointed a committee of the Adviser’s persons to function as the Valuation Designee (the “Brinker Pricing Team”) and has established Fair Value Procedures to implement the Rule and the Fund’s Pricing and Valuation Procedures (together with the Fair Value Procedures, the “Valuation Procedures”).
When valuing portfolio securities, a Fund values securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (other than securities traded on the National Association of Securities Dealers Automated Quotations (“NASDAQ”)) at the last quoted sale price on the primary exchange or market (foreign or domestic) on which the securities are traded on the valuation date, or, if there is no such reported sale on the valuation date, at the most recent quoted bid price. Each Fund values securities traded on NASDAQ at the NASDAQ Official Closing Price.
When valuing fixed income securities, each Fund uses the value of the security provided by pricing services. The values provided by a pricing service may be based upon actual market transactions (if the security is actively traded), broker-dealer supplied valuations, or other methodologies designed to identify the market value for such securities. For certain fixed income securities with remaining maturities of 60 days or less, a Fund may use the security’s amortized cost, unless amortized cost is determined not to be representative of fair value.
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Fair Value Pricing
Securities for which market prices are not “readily available” are valued in accordance with Rule 2a-5 and the Fair Value Procedures.
The Brinker Pricing Team must monitor for circumstances that may necessitate that a security be valued using Fair Value Procedures, which can include: (i) the security’s trading has been halted or suspended, (ii) the security has been de-listed from a national exchange, (iii) the security’s primary trading market is temporarily closed at a time when under normal conditions it would be open, (iv) the security has not been traded for an extended period of time, (v) the security’s primary pricing source is not able or willing to provide a price, (vi) trading of the security is subject to local government-imposed restrictions, (vii) market quotations or independent pricing agents are viewed as unreliable or (viii) the occurrence of a significant event (as defined below). When a security is valued in accordance with the Fair Value Procedures, the Brinker Pricing Team will determine the value after taking into consideration relevant information reasonably available to the Brinker Pricing Team. Examples of factors the Committee may consider include: (i) the type of security or asset, (ii) pricing history of the security, (iii) changes in interest rates, (iv) spreads, (v) the size of the holding in a Fund or (vi) any other factors deemed relevant in making a fair value determination.
Generally, the fair value of a portfolio security or other asset shall be the amount that the owner of the security or asset might reasonably expect to receive upon its sale under current market conditions. Attempts to determine the fair value of securities introduce an element of subjectivity to the pricing of securities. This fair value may be higher or lower than any available market price or quotation for such security and, because this process necessarily depends upon judgment, this value also may vary from valuations determined by other funds using their own valuation procedures. Although a Fund’s use of fair value pricing is intended to result in calculation of an NAV that fairly reflects security values as of the time of pricing, the Fund cannot guarantee that any fair value price will, in fact, approximate the amount the Fund would actually realize upon the sale of the securities in question. If a reliable market quotation becomes available for a security formerly valued through fair valuation techniques, the Fund would compare the new market quotation to the fair value price to evaluate the effectiveness of its fair valuation procedures. If any significant discrepancies are found, the Fund may adjust its fair valuation procedures.
For foreign securities traded on foreign exchanges, the Trust uses a third-party pricing service to provide pricing data with respect to foreign security holdings held by the Funds. The use of this third-party pricing service is designed to capture events occurring after a foreign exchange closes that may affect the value of certain holdings of Fund securities traded on those foreign exchanges.
Description of Share Classes
Class I Shares and Class Z Shares are offered in this Prospectus.
The costs of managing and administering a Fund are spread among shareholders of each class of shares. These operating costs cover such things as investment management, custody, auditing, administrative and transfer agency expenses, fees and expenses of Trustees, and, to the extent applicable to a share class, shareholder servicing.
Shares of different classes are available to different eligible investors.
Class I Shares. Class I Shares are intended for investors participating in Destinations, an investment advisory program, other asset-based fee programs sponsored by the Adviser or through certain third-party advisory programs, which includes a sub-transfer agent fee.
Class Z Shares. Class Z Shares are intended for investors participating in Destinations, an investment advisory program, other asset-based fee programs sponsored by the Adviser or through certain third-party advisory programs, which do not include a sub-transfer agent fee.
How to Buy Shares
Fund shares are currently available primarily to investors participating in Destinations, an investment advisory program, other asset-based fee programs sponsored by the Adviser or through certain third-party advisory programs. Therefore, you may purchase Fund shares only from the Adviser or through one of the third-party advisory programs that uses the Funds as an investment solution. Notwithstanding the Funds having been designed for asset allocation-based advisory programs, the Funds are also available individually through the Orion platform or certain other investment platforms outside of an advisory program. Subject to the structure of their overall investment portfolio, investors who invest in a single Fund, or
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who invest in a group of Funds other than through an advisory program, may not obtain the same investment exposure or receive the expense economies that result from investing in the Funds through an investment advisory program.
In connection with the third-party advisory programs, an authorized financial institution or intermediary may designate other intermediaries to accept purchase and redemption requests for Fund shares, which will be deemed to be received when accepted by a Fund’s transfer agent. These requests will be executed at the next determined NAV after the intermediary receives the request, if transmitted to a Fund in accordance with the Funds’ procedures and applicable law. The intermediary is responsible for transmitting requests and delivering funds on a timely basis.
Each Fund reserves the right to reject purchase orders or to stop offering shares without notice. Shareholders will be notified of any such rejection as promptly as reasonably practicable — typically within two business days. There are no minimum initial or subsequent investment amount requirements for the Funds. The Funds do not issue share certificates.
Shares of the Funds have not been registered for sale outside of the United States. The Funds generally do not sell shares to investors residing outside of the United States, even if they are United States citizens or lawful permanent residents, except to investors with United States military APO or FPO addresses.
USA PATRIOT Act. The USA PATRIOT Act of 2001 requires financial institutions, including the Funds and the Adviser to adopt certain policies and programs to prevent money laundering activities, including procedures to verify the identity of customers opening new accounts. When setting up an account, you will be required to supply the Adviser with your full name, date of birth, social security number and permanent street address. Mailing addresses containing only a P.O. Box will not be accepted. Until such verification is made, the Adviser may temporarily limit any security purchases, including in the Funds. In addition, the Adviser may close an account if it is unable to verify a shareholder’s identity. As required by law, the Adviser may employ various procedures, such as comparing the information to fraud databases or requesting additional information or documentation from you, to ensure that the information supplied by you is correct. Corporate, trust and other entity accounts require further documentation.
If the Adviser does not have a reasonable belief of the identity of an account holder, the account will be rejected or the account holder will not be allowed to perform a transaction in the account until such information is received. The Funds also reserve the right to close the account within five business days if clarifying information/documentation is not received.
Accounts may only be opened by persons with a valid social security number or tax identification number and permanent U.S. street address. Any exceptions are reviewed on a case-by-case basis.
How to Convert Shares
Depending on the share class you are invested in and your authorized financial institutions or intermediary’s policies, you may covert certain classes of shares you own of a Fund for shares of different class of shares of that Fund. You must meet any applicable initial minimum investment requirement and investor eligibility requirements stated in the Prospectus or required by your authorized financial institution or intermediary. The transaction will be based on the respective NAV of each class to be exchanged on the trade date for the conversion.
A conversion between share classes of the same Fund is generally considered to be a nontaxable event. However, you should consult with your authorized financial institution or intermediary and your tax adviser for more information.
How to Sell Shares
All redemption requests accepted by the Funds’ transfer agent before 4:00 p.m. Eastern time on any business day will be executed at that day’s share price. Orders accepted after 4:00 p.m. will be executed at the next day’s price. If the NYSE closes early, the Funds may accelerate transaction deadlines accordingly. All redemption orders must be in proper form, which may require a signature guarantee (available from most banks, dealers, brokers, credit unions and federal savings and loan associations, but not from a notary public) to assure the safety of your account.
If you hold Fund shares through an account at an authorized financial institution or intermediary, you should contact your authorized financial institution or intermediary directly for information about how to sell Fund shares. Your financial institution or intermediary may charge a fee for its services.
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Investment and Account Information(continued)
If an investor discontinues participation in Destinations and/or are no longer an eligible shareholder for the Funds, the investor’s shares in the Funds may be subject to compulsory redemption by the Funds. The Funds have the right to suspend redemptions of shares and to postpone the transmission of redemption proceeds to a shareholder for up to seven days, as permitted by law.
A Fund (or its delegate) may, in its discretion, and upon reasonable notice, redeem in full a shareholder that fails to maintain an investment of at least $5,000 across the Funds.
The Fund may treat a portion of amounts paid to redeem shares as a distribution of investment company taxable income and realized capital gains that are reflected in NAV. This practice, commonly referred to as “equalization,” has no effect on redeeming shareholders or a Fund’s total return, and reduces the amounts that would otherwise be required to be paid as taxable dividends to the remaining shareholders. Because of uncertainties surrounding some of the technical issues relating to computing the amount of equalization, it is possible that the Internal Revenue Service (“IRS”) could challenge the Fund’s equalization methodology or calculations, and any such challenge could result in additional tax, interest, or penalties to be paid by the Fund.
ACCOUNT AND TRANSACTION POLICIES
Payment of Redemption Proceeds. Normally, the Funds will make payment on your redemption request on the business day following the day on which your request is received (regardless of the method of payment that is used to facilitate your redemption), but it may take up to seven days. A Fund may suspend your right to redeem your shares for (1) any period (a) during which the NYSE is closed other than customary weekend and holiday closings or (b) during which trading on the NYSE is restricted; (2) any period during which the SEC determines that an emergency exists as a result of which (a) disposal by the Fund of securities owned by it is not reasonably practicable or (b) it is not reasonably practicable for the Fund to determine the value of its net assets; or (3) such other periods as the SEC may by order permit. More information about redeeming shares and the circumstances under which redemptions may be suspended is in the SAI.
For investors in Destinations, redemption proceeds will be deposited in your Destinations account unless you instruct otherwise. The Funds will not be responsible for interest lost on redemption amounts due to lost or misdirected mail. If the proceeds of redemption are requested to be sent to an address other than the address of record, or if the address of record has been changed within 15 days of the redemption request, the request must be in writing with your signature guaranteed.
The Funds intend to pay sale (redemption) proceeds in cash. However, under highly unusual conditions that make the payment of cash unwise and for the protection of the Funds’ remaining shareholders, the Funds might pay all or part of your redemption proceeds in securities with a market value equal to the redemption price (redemption in kind). It is highly unlikely that your shares would ever be redeemed in kind, but if they were, you would have to pay transaction costs to sell the securities distributed to you, as well as taxes on any capital gains from the sale as with any redemption. In addition, you would continue to be subject to the risks of any market fluctuation in the value of the securities you receive in kind until they are sold. A redemption in kind may include illiquid securities. Investors may not be able to sell such securities and may have to hold such securities indefinitely.
Electronic Delivery. It is the Funds’ policy to deliver documents electronically whenever possible. You may choose to receive Fund documents electronically rather than hard copy by signing up for e-delivery for your Destinations account with your financial advisor.
Unclaimed Property. Your mutual fund account may be transferred to your state of residence if no activity occurs within your account during the “inactivity period” specified in your state’s abandoned property laws.
Payments to the Adviser. Every Destinations account pays asset-based fees to the Adviser for investment advisory services which varies based on the amount of money in your Destinations account. Please refer to your Destinations account materials for more information about payments to the Adviser for investment advisory services related to your Destinations account. These fees and payments are not reflected in the fees and expenses described elsewhere in this Prospectus.
FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES
Frequent purchases and redemptions of a Fund’s shares (or “round trips”) may interfere with the efficient management of the Fund’s portfolio by its portfolio managers, increase portfolio transaction costs, and have a negative effect on the Fund’s long-term shareholders.
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Investment and Account Information(continued)
The Board has not adopted policies and procedures to discourage frequent trading or short-term trading into and out of the Funds. In reaching this conclusion, the Board took into account that: (i) shares of the Funds currently are expected to only be sold to clients of the Adviser; and (ii) clients of the Adviser that invest in the Funds generally will not have discretion to make multiple round trips into and out of the Funds.
DIVIDENDS AND DISTRIBUTIONS
The Funds distribute their investment income periodically. It is the policy of the Destinations Equity Income, Destinations Multi Strategy Alternatives, and Destinations Shelter Funds to distribute their investment income quarterly. It is the policy of the Destinations Large Cap Equity, Destinations Small-Mid Cap Equity, Destinations International Equity and Destinations Real Assets Funds to distribute their investment income annually. It is the policy of the Destinations Core Fixed Income, Destinations Municipal Fixed Income, Destinations Global Fixed Income Opportunities and Destinations Low Duration Fixed Income Funds to distribute their investment income monthly. The Funds will make distributions of any undistributed capital gains earned annually. A Fund may make an additional payment of dividends or other distributions if it deems it to be desirable or necessary at other times during any year.
All distributions will be paid in cash. Generally, distributions are taxable events for shareholders whether the distributions are received in cash or reinvested.
TAX CONSEQUENCES
You should always consult your tax advisor for specific guidance regarding the federal, state and local tax effects of your investment in the Funds. The following is a summary of the U.S. federal income tax consequences of investing in the Funds. This summary does not apply to shares held in an individual retirement account or other tax-qualified plans, which are generally not subject to current tax. Transactions relating to shares held in such accounts may, however, be taxable at some time in the future.
Each Fund is treated as a separate entity for federal tax purposes, and intends to quality for special tax treatment afforded to regulated Investment companies (“RICs”) under Subchapter M of the Code. So long as a Fund meets the requirements for being a tax-qualified RIC, the Fund will pay no federal income tax on the earnings and gains, if any, it distributes to shareholders in a timely manner. If a Fund fails to qualify as a RIC or fails to meet the distribution requirement, the Fund will be subject to federal income tax at the 21% corporate rate and distributed income (including any distributions of net tax-exempt income and net long-term capital gains) would also be taxable to shareholders as an ordinary dividend to the extent attributable to the Fund’s current and accumulated earnings and profits.
Each Fund intends to distribute substantially all of its net investment income and net realized capital gains, if any. The dividends and distributions you receive may be subject to federal, state and local taxation, depending upon your tax situation. Distributions attributable to short-term capital gains are treated as dividends, taxable as ordinary income. Distributions, including short-term capital gain distributions, and long-term capital gain distributions received by shareholders, other than in a tax-deferred retirement account, are taxable whether received in cash or reinvested in shares. Although dividends are generally taxable as ordinary income, individual shareholders are taxed on such dividends at long-term capital gain rates, currently set at a maximum rate for individuals of 20%, to the extent the dividends are attributable to “qualified dividend income” received by a Fund. “Qualified dividend income” generally consists of dividends received from U.S. corporations (other than certain dividends from REITs and RICs) and certain foreign corporations. In order for such dividends to be considered “qualified dividend income,” both the shareholders and a Fund must meet certain holding period requirements. Long-term capital gain distributions are taxable to you as long-term capital gain regardless of how long you have owned your shares. Fixed income funds generally do not generate a significant amount of income that is eligible for treatment as qualified dividend income. In addition, certain of the investment strategies of a Fund may limit its ability to generate qualified dividend income.
You may want to avoid buying shares when a Fund is about to declare a capital gain distribution or a taxable dividend, because the amount of the distribution received will be taxable to you even though it may actually be a return of a portion of your investment. This is known as “buying a dividend” and generally should be avoided by taxable investors.
Dividends paid by the Destinations Municipal Fixed Income Fund that are derived from interest earned on qualifying tax-exempt obligations are expected to be “exempt-interest” dividends that shareholders may exclude from their gross income for regular federal income tax purposes. To qualify to pay exempt-interest dividends, at least 50% of the value of the total assets of the Destinations Municipal Fixed Income Fund must consist of obligations exempt from regular income tax as of
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Investment and Account Information(continued)
the close of each quarter of the Destinations Municipal Fixed Income Fund’s taxable year. Some of the Destinations Municipal Fixed Income Fund’s income that is exempt from regular federal income taxation may be subject to the federal alternative minimum tax applicable to certain shareholders. The Destinations Municipal Fixed Income Fund may at times buy tax-exempt securities at a discount from the price at which they were originally issued, especially during periods of rising interest rates. For federal income tax purposes, some or all of this market discount will be included in the Destinations Municipal Fixed Income Fund’s ordinary income and will be ordinary income when it is paid to you. The Destinations Municipal Fixed Income Fund may not be a preferable investment for individual retirement accounts, for other tax-exempt or tax-deferred accounts, or for investors who are not sensitive to the federal income tax consequences of their investments.
A Fund that receives business interest income may pass through its net business interest income for purposes of the tax rules applicable to the interest expense limitations under Section 163(j) of the Code. A RIC’s total “Section 163(j) Interest Dividend” for a tax year is limited to the excess of the RIC’s business interest income over the sum of its business interest expense and its other deductions properly allocable to its business interest income. A RIC may, in its discretion, designate all or a portion of ordinary dividends as Section 163(j) Interest Dividends, which would allow the recipient shareholder to treat the designated portion of such dividends as interest income for purposes of determining such shareholder’s interest expense deduction limitation under Section 163(j). This can potentially increase the amount of a shareholder’s interest expense deductible under Section 163(j). Such treatment of Section 163(j) Interest Dividends by a shareholder is generally subject to holding period requirements and other potential limitations. Section 163(j) Interest Dividends, if so designated by a Fund, will be reported to your financial intermediary or otherwise in accordance with the requirements specified by the IRS.
In general, selling redeeming and exchanging shares are taxable events. You will recognize a gain or loss on such transactions equal to the difference, if any, between the amount of your net sales proceeds and your tax basis in the Fund shares. Such gain or loss will be capital gain or loss if you held your Fund shares as capital assets. Any capital gain or loss will generally be treated as long-term capital gain or loss if you held the Fund shares for more than one year at the time of the sale or exchange, and otherwise as short-term capital gain. Any capital loss arising from the sale or exchange of shares held for six months or less, however, will be treated as long-term capital loss to the extent of the amount of net long-term capital gain distributions or disallowed to the extent of the amount of exempt interest dividends received with respect to those shares. Any loss realized on a sale will be disallowed to the extent shares of the Fund are acquired, including through reinvestment of dividends, within a 61-day period beginning 30 days before and ending 30 days after the disposition of Fund shares. The ability to deduct capital losses may be limited.
Generally, an exchange between share classes in the same Fund is not reported as a taxable sale. However, for tax purposes, an exchange of your Fund shares for shares of a different fund is the same as a sale.
After December 31 of each year, each Fund (or its administrative agent) will mail you, or provide the Adviser as sponsor of Destinations, reports containing information about the income tax classification of distributions paid during the year.
Distributions declared in October, November or December to shareholders of record on a specified date in such a month, but paid in January of the following year, are taxable as if they were paid in December of the previous year. If you do not provide the Funds with your correct taxpayer identification number and any required certifications, you may be subject to backup withholding on your Funds’ distributions, dividends and redemption proceeds.
U.S. individuals with income exceeding $200,000 ($250,000 if married and filing jointly), are subject to a 3.8% Medicare contribution tax that applies to “net investment income,” including interest, dividends and capital gains received from the Funds (as well as capital gains realized on the sale or exchange of shares of the Funds).
As noted above, investors, out of their own assets, will pay an advisory service fee. For most investors who are individuals, this fee will be treated as a “miscellaneous itemized deduction,” which are not deductible for federal income tax purposes.
The Funds (or their administrative agent) must report to the IRS and furnish to Fund shareholders the cost basis information for purchases of Fund shares. In addition, the Funds are also required to report whether these shares had a short-term or long-term holding period. For each sale of Fund shares a Fund will permit Fund shareholders to elect from among several IRS-accepted cost basis methods, including the average cost basis method. In the absence of an election, the Funds will use the default cost basis method which if applicable, will be provided to you by your financial adviser in a separate communication. The cost basis method elected by the Funds’ shareholder (or the cost basis method applied by default) for each sale of Fund shares may not be changed after the settlement date of each such sale of Fund shares. Fund shareholders
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Investment and Account Information(continued)
should consult their tax advisors to determine the best IRS-accepted cost basis method for their tax situation and to obtain more information about how cost basis reporting applies to them. Shareholders also should carefully review the cost basis information provided to them and make any additional basis, holding period or other adjustments that are required when reporting these amounts on their federal income tax returns.
A Fund may hold foreign securities and therefore may be subject to foreign withholding taxes with respect to dividends or interest the Fund receives from sources in foreign countries. If more than 50% of the total assets of a Fund consist of foreign securities, the Fund will be eligible to elect to treat some of those taxes as a distribution to shareholders, which would allow shareholders to offset some of their U.S. federal income tax. A Fund (or its administrative agent) will notify you if it makes such an election and provide you with the information necessary to reflect foreign taxes paid on your income tax return.
The Destinations Real Assets Fund may invest in certain MLPs which may be treated as “qualified publicly traded partnerships.” “Qualified publicly traded partnership income” within the meaning of Section 199A(e)(5) of the Code is eligible for a 20% deduction by non-corporate taxpayers. Qualified publicly traded partnership income is generally income of a “publicly traded partnership” that is not treated as a corporation for U.S. federal income tax purposes that is effectively connected with such entity’s trade or business, but does not include certain investment income. A “publicly traded partnership” for purposes of this deduction is not necessarily the same as a “qualified publicly traded partnership” for purposes of the qualifying income and asset diversification tests for qualification as a RIC (as described in detail in the SAI). This deduction, if allowed in full, equates to a maximum effective tax rate of 29.6% (37% top rate applied to income after 20% deduction). The Code does not contain a provision permitting RICs, such as the Fund, to pass the special character of this income through to their shareholders. Direct investors in entities that generate “qualified publicly traded partnership income” will enjoy the lower rate, but investors in RICs that invest in such entities will not.
MLPs and other partnerships that the Destinations Real Assets Fund may invest in will deliver Schedule K-1s to the Fund to report their share of income, gains, losses, deductions and credits of the MLP or other partnership. These Schedule K-1s may be delayed and may not be received until after the time that the Destinations Real Assets Fund issues its tax reporting statements. As a result, the Destinations Real Assets Fund may at times find it necessary to reclassify the amount and character of its distributions to you after it issues you your tax reporting statement.
Certain Funds may invest in U.S. REITs. “Qualified REIT dividends” (i.e., ordinary REIT dividends other than capital gain dividends and portions of REIT dividends designated as qualified dividend income eligible for capital gain tax rates) are eligible for a 20% deduction by non-corporate taxpayers. This deduction, if allowed in full, equates to a maximum effective tax rate of 29.6% (37% top rate applied to income after 20% deduction). Distributions by a Fund to its shareholders that are attributable to qualified REIT dividends received by such Fund and which the Fund properly reports as “section 199A dividends,” are treated as “qualified REIT dividends” in the hands of non-corporate shareholders. A section 199A dividend is treated as a qualified REIT dividend only if the shareholder receiving such dividend holds the dividend paying RIC shares for at least 46 days of the 91-day period beginning 45 days before the shares become ex-dividend, and is not under an obligation to make related payments with respect to a position in substantially similar or related property. A Fund is permitted to report such part of its dividends as section 199A dividends as are eligible but is not required to do so.
REITs in which a Fund invests often do not provide complete and final tax information to the Fund until after the time that the Fund issues a tax reporting statement. As a result, a Fund may at times find it necessary to reclassify the amount and character of its distributions to you after it issues your tax reporting statement. When such reclassification is necessary, a Fund (or its administrative agent) will send you a corrected, final Form 1099-DIV to reflect the reclassified information. If you receive a corrected Form 1099-DIV, use the information on this corrected form, and not the information on the previously issued tax reporting statement, in completing your tax returns.
Certain of the Fund’s commodity-related investments, when made directly, may not produce qualifying income to the Fund. To the extent the Fund invests in such investments directly, the Fund intends to seek to restrict its income from such instruments that do not generate qualifying income to a maximum of 10% of its gross income (when combined with its other investments that produce non-qualifying income).
The above discussion is applicable to shareholders who are U.S. persons. If you are a non-U.S. person, please consult your own tax adviser with respect to the tax consequences to you of an investment in a Fund. For further information about the tax effects of holding shares in the Fund, please see the SAI and consult your tax adviser.
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Financial Highlights
The Financial Highlights tables are intended to help an investor understand the Funds’ shares financial performance for the period of the Funds’ operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Funds (assuming reinvestment of all dividends and distributions). The information for the fiscal years ended February 28, 2023, February 29, 2024, February 28, 2025 and February 28, 2026 has been derived from each of the Funds’ financial statements, which has been audited by KPMG LLP, whose report, along with the Funds’ financial statements, are included in the Funds’ Form N-CSR filing for the fiscal year ending February 28, 2026 and are available upon request. The information for the fiscal year ended 2022 has been audited by BBD, LLP.
There are no financial highlights and no audited financial statements for the Destinations Real Assets Fund for the fiscal years ended 2022, 2023, and 2024 because the Fund was not an active component in the advisory models that are implemented through the Destinations Funds during those fiscal years. During that period, the Adviser was the sole beneficial owner of the Destinations Real Assets Fund and the Destinations Real Assets Fund had only de minimis assets, which consisted entirely of cash.
Destinations Large Cap Equity Fund
For a share of beneficial interest outstanding throughout each year ended February 28 (or February 29 for 2024), unless otherwise noted:

	Class I
	2026	2025	2024	2023	2022
Net asset value, Beginning of Period	$15.51	$15.53	$12.69	$14.44	$15.84
Income (Loss) from Operations:
Net investment income(1)	0.04	0.06	0.07	0.08	0.04
Net realized and unrealized gain (loss)	1.89	2.25	3.45	(1.14)	1.33
Total Income (Loss) from Operations	1.93	2.31	3.52	(1.06)	1.37
Less Distributions From:
Net investment income	(0.04)	(0.07)	(0.07)	(0.07)	(0.10)
Net realized gain	(1.15)	(2.26)	(0.61)	(0.62)	(2.67)
Total Distributions	(1.19)	(2.33)	(0.68)	(0.69)	(2.77)
Net Asset Value, End of Period	$16.25	$15.51	$15.53	$12.69	$14.44
Total Return(2)	12.49%	15.06%	28.18%	(7.21)%	7.48%
Net Assets, End of Period (millions)	$3,161	$3,650	$3,810	$3,992	$4,783
Ratios to Average Net Assets:
Gross expenses(3)	1.00%	0.96%	0.95%	0.96%	0.95%
Net expenses(3)(4)	0.85%	0.81%	0.80%	0.82%	0.80%
Net investment income(3)(4)	0.26%	0.35%	0.50%	0.64%	0.21%
Portfolio Turnover Rate(5)(6)	98%	90%	95%	71%	83%

(1)	Per share amounts have been calculated using the average shares method.
(2)
Performance figures may reflect fee waivers and/or expense reimbursements and assume reinvestment of dividend distributions. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

(3)	Does not reflect the proportionate share of expenses and income of the underlying fund in which the Fund invests.
(4)	Reflects fee waivers and/or expense reimbursements.
(5)	Reflects the rate for the Fund as a whole; not on a share class basis.
(6)	In-kind transactions are not included in portfolio turnover calculations.
See Notes to Financial Statements.
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Financial Highlights (continued)
Destinations Large Cap Equity Fund
For a share of beneficial interest outstanding throughout each year ended February 28 (or February 29 for 2024), unless otherwise noted:

	Class Z
	2026	2025	2024	2023	2022
Net asset value, Beginning of Period	$11.02	$11.64	$9.65	$11.18	$12.81
Income (Loss) from Operations:
Net investment income(1)	0.05	0.06	0.07	0.08	0.05
Net realized and unrealized gain (loss)	1.34	1.67	2.63	(0.90)	1.12
Total Income (Loss) from Operations	1.39	1.73	2.70	(0.82)	1.17
Less Distributions From:
Net investment income	(0.07)	(0.09)	(0.10)	(0.09)	(0.13)
Net realized gain	(1.14)	(2.26)	(0.61)	(0.62)	(2.67)
Total Distributions	(1.21)	(2.35)	(0.71)	(0.71)	(2.80)
Net Asset Value, End of Period	$11.20	$11.02	$11.64	$9.65	$11.18
Total Return(2)	12.73%	15.18%	28.50%	(7.16)%	7.65%
Net Assets, End of Period (millions)	$333	$338	$406	$397	$506
Ratios to Average Net Assets:
Gross expenses(3)	0.85%	0.81%	0.80%	0.81%	0.80%
Net expenses(3)(4)	0.70%	0.66%	0.65%	0.67%	0.65%
Net investment income(3)(4)	0.41%	0.51%	0.65%	0.79%	0.36%
Portfolio Turnover Rate(5)(6)	98%	90%	95%	71%	83%

(1)	Per share amounts have been calculated using the average shares method.
(2)
Performance figures may reflect fee waivers and/or expense reimbursements and assume reinvestment of dividend distributions. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

(3)	Does not reflect the proportionate share of expenses and income of the underlying fund in which the Fund invests.
(4)	Reflects fee waivers and/or expense reimbursements.
(5)	Reflects the rate for the Fund as a whole; not on a share class basis.
(6)	In-kind transactions are not included in portfolio turnover calculations.
See Notes to Financial Statements.
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Financial Highlights (continued)
Destinations Small-Mid Cap Equity
For a share of beneficial interest outstanding throughout each year ended February 28 (or February 29 for 2024), unless otherwise noted:

	Class I
	2026	2025	2024	2023	2022
Net asset value, Beginning of Period	$13.09	$13.17	$11.79	$12.97	$16.43
Income (Loss) from Operations:
Net investment income (loss)(1)	0.02	0.03	0.04	0.04	(0.01)
Net realized and unrealized gain (loss)	3.64	0.93	1.37	(0.82)	0.55
Total Income (Loss) from Operations	3.66	0.96	1.41	(0.78)	0.54
Less Distributions From:
Net investment income	—	(0.22)	(0.03)	—	—
Net realized gain	(1.02)	(0.82)	—	(0.40)	(4.00)
Total Distributions	(1.02)	(1.04)	(0.03)	(0.40)	(4.00)
Net Asset Value, End of Period	$15.73	$13.09	$13.17	$11.79	$12.97
Total Return(2)	28.81%*	7.07%	12.00%	(5.86)%	1.66%
Net Assets, End of Period (millions)	$677	$688	$775	$1,036	$1,198
Ratios to Average Net Assets:
Gross expenses(3)	1.20%	1.15%	1.15%	1.13%	1.11%
Net expenses(3)(4)	1.11%	1.05%	1.11%	1.12%	1.10%
Net investment income (loss)(3)(4)	0.14%	0.25%	0.38%	0.36%	(0.05)%
Portfolio Turnover Rate(5)(6)	124%	129%	115%	125%	111%

*	Includes the impact of proceeds received and credited to the Fund resulting from class action settlements, which enhanced the Fund’s performance for the year ended February 28, 2026 by 0.03%.
(1)	Per share amounts have been calculated using the average shares method.
(2)
Performance figures may reflect fee waivers and/or expense reimbursements and assume reinvestment of dividend distributions. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

(3)	Does not reflect the proportionate share of expenses and income of the underlying fund in which the Fund invests.
(4)	Reflects fee waivers and/or expense reimbursements.
(5)	Reflects the rate for the Fund as a whole; not on a share class basis.
(6)	In-kind transactions are not included in portfolio turnover calculations.
See Notes to Financial Statements.
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Financial Highlights (continued)
Destinations Small-Mid Cap Equity
For a share of beneficial interest outstanding throughout each year ended February 28 (or February 29 for 2024), unless otherwise noted:

	Class Z
	2026	2025	2024	2023	2022
Net asset value, Beginning of Period	$9.37	$9.71	$8.70	$9.68	$13.17
Income (Loss) from Operations:
Net investment income(1)	0.03	0.04	0.05	0.05	0.01
Net realized and unrealized gain (loss)	2.58	0.68	1.01	(0.63)	0.50
Total Income (Loss) from Operations	2.61	0.72	1.06	(0.58)	0.51
Less Distributions From:
Net investment income	—	(0.24)	(0.05)	—	—
Net realized gain	(1.02)	(0.82)	—	(0.40)	(4.00)
Total Distributions	(1.02)	(1.06)	(0.05)	(0.40)	(4.00)
Net Asset Value, End of Period	$10.96	$9.37	$9.71	$8.70	$9.68
Total Return(2)	29.04%*	7.13%	12.25%	(5.78)%	1.86%
Net Assets, End of Period (millions)	$70	$63	$83	$101	$126
Ratios to Average Net Assets:
Gross expenses(3)	1.05%	1.00%	1.00%	0.98%	0.96%
Net expenses(3)(4)	0.96%	0.90%	0.96%	0.97%	0.95%
Net investment income(3)(4)	0.29%	0.40%	0.53%	0.51%	0.10%
Portfolio Turnover Rate(5)(6)	124%	129%	115%	125%	111%

*	Includes the impact of proceeds received and credited to the Fund resulting from class action settlements, which enhanced the Fund’s performance for the year ended February 28, 2026 by 0.03%.
(1)	Per share amounts have been calculated using the average shares method.
(2)
Performance figures may reflect fee waivers and/or expense reimbursements and assume reinvestment of dividend distributions. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

(3)	Does not reflect the proportionate share of expenses and income of the underlying fund in which the Fund invests.
(4)	Reflects fee waivers and/or expense reimbursements.
(5)	Reflects the rate for the Fund as a whole; not on a share class basis.
(6)	In-kind transactions are not included in portfolio turnover calculations.
See Notes to Financial Statements.
187

Financial Highlights (continued)
Destinations International Equity Fund
For a share of beneficial interest outstanding throughout each year ended February 28 (or February 29 for 2024), unless otherwise noted:

	Class I
	2026	2025	2024	2023	2022
Net asset value, Beginning of Period	$13.28	$12.75	$11.72	$13.24	$15.11
Income (Loss) from Operations:
Net investment income(1)	0.24	0.22	0.21	0.12	0.01
Net realized and unrealized gain (loss)	4.61	0.77	1.06	(1.33)	(1.22)
Payment from Sub-adviser (Note 7)	0.01	—	—	—	—
Total Income (Loss) from Operations	4.86	0.99	1.27	(1.21)	(1.21)
Less Distributions From:
Net investment income	(0.27)	(0.32)	(0.24)	(0.20)	(0.03)
Net realized gain	(1.23)	(0.14)	—	(0.11)	(0.63)
Total Distributions	(1.50)	(0.46)	(0.24)	(0.31)	(0.66)
Net Asset Value, End of Period	$16.64	$13.28	$12.75	$11.72	$13.24
Total Return(2)	38.30%*	7.95%	10.84%	(9.07)%	(8.36)%
Net Assets, End of Period (millions)	$1,970	$1,785	$2,222	$1,840	$2,419
Ratios to Average Net Assets:
Gross expenses(3)	1.28%	1.27%	1.25%	1.26%	1.24%
Net expenses(3)(4)	1.07%	1.06%	1.05%	1.16%	1.20%
Net investment income(3)(4)	1.61%	1.67%	1.73%	1.02%	0.05%
Portfolio Turnover Rate(5)(6)	54%	62%	69%	66%	48%

*	Includes the impact of payment from Sub-adviser, which enhanced the Fund’s performance for the year ended February 28, 2026 by 0.03%.
(1)	Per share amounts have been calculated using the average shares method.
(2)
Performance figures may reflect fee waivers and/or expense reimbursements and assume reinvestment of dividend distributions. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

(3)	Does not reflect the proportionate share of expenses and income of the underlying fund in which the Fund invests.
(4)	Reflects fee waivers and/or expense reimbursements.
(5)	Reflects the rate for the Fund as a whole; not on a share class basis.
(6)	In-kind transactions are not included in portfolio turnover calculations.
See Notes to Financial Statements.
188

Financial Highlights (continued)
Destinations International Equity Fund
For a share of beneficial interest outstanding throughout each year ended February 28 (or February 29 for 2024), unless otherwise noted:

	Class Z
	2026	2025	2024	2023	2022
Net asset value, Beginning of Period	$11.35	$10.97	$10.11	$11.48	$13.18
Income (Loss) from Operations:
Net investment income(1)	0.22	0.21	0.19	0.12	0.02
Net realized and unrealized gain (loss)	3.93	0.65	0.92	(1.16)	(1.05)
Payment from Sub-adviser (Note 7)	0.00*	—	—	—	—
Total Income (Loss) from Operations	4.15	0.86	1.11	(1.04)	(1.03)
Less Distributions From:
Net investment income	(0.30)	(0.34)	(0.25)	(0.22)	(0.04)
Net realized gain	(1.23)	(0.14)	—	(0.11)	(0.63)
Total Distributions	(1.53)	(0.48)	(0.25)	(0.33)	(0.67)
Net Asset Value, End of Period	$13.97	$11.35	$10.97	$10.11	$11.48
Total Return(2)	38.52%**	8.07%	11.06%	(8.98)%	(8.16)%
Net Assets, End of Period (millions)	$214	$165	$240	$184	$253
Ratios to Average Net Assets:
Gross expenses(3)	1.13%	1.13%	1.10%	1.11%	1.09%
Net expenses(3)(4)	0.91%	0.91%	0.90%	1.01%	1.05%
Net investment income(3)(4)	1.72%	1.85%	1.84%	1.18%	0.13%
Portfolio Turnover Rate(5)(6)	54%	62%	69%	66%	48%

*	Amount is less than $0.005 per share.
**	Includes the impact of payment from Sub-adviser, which enhanced the Fund’s performance for the year ended February 28, 2026 by 0.03%.
(1)	Per share amounts have been calculated using the average shares method.
(2)
Performance figures may reflect fee waivers and/or expense reimbursements and assume reinvestment of dividend distributions. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

(3)	Does not reflect the proportionate share of expenses and income of the underlying fund in which the Fund invests.
(4)	Reflects fee waivers and/or expense reimbursements.
(5)	Reflects the rate for the Fund as a whole; not on a share class basis.
(6)	In-kind transactions are not included in portfolio turnover calculations.
See Notes to Financial Statements.
189

Financial Highlights (continued)
Destinations Equity Income Fund
For a share of beneficial interest outstanding throughout each year ended February 28 (or February 29 for 2024), unless otherwise noted:

	Class I
	2026	2025	2024	2023	2022
Net asset value, Beginning of Period	$13.31	$11.49	$11.27	$11.91	$10.26
Income (Loss) from Operations:
Net investment income(1)	0.31	0.34	0.34	0.36	0.34
Net realized and unrealized gain (loss)	2.70	1.82	0.32	(0.47)	1.65
Total Income (Loss) from Operations	3.01	2.16	0.66	(0.11)	1.99
Less Distributions From:
Net investment income	(0.28)	(0.34)	(0.39)	(0.34)	(0.34)
Net realized gain	(0.94)	—	(0.05)	(0.19)	—
Total Distributions	(1.22)	(0.34)	(0.44)	(0.53)	(0.34)
Net Asset Value, End of Period	$15.10	$13.31	$11.49	$11.27	$11.91
Total Return(2)	23.72%*	19.07%	6.09%	(0.83)%	19.68%
Net Assets, End of Period (millions)	$475	$475	$550	$652	$469
Ratios to Average Net Assets:
Gross expenses(3)	1.09%	1.05%	1.06%	1.04%	1.04%
Net expenses(3)(4)	0.97%	0.93%	0.96%	0.94%	0.92%
Net investment income(3)(4)	2.26%	2.72%	3.10%	3.10%	2.94%
Portfolio Turnover Rate(5)(6)	62%	45%	51%	46%	58%

*	Includes the impact of proceeds received and credited to the Fund resulting from class action settlements, which enhanced the Fund’s performance for the year ended February 28, 2026 by 0.01%.
(1)	Per share amounts have been calculated using the average shares method.
(2)
Performance figures may reflect fee waivers and/or expense reimbursements and assume reinvestment of dividend distributions. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

(3)	Does not reflect the proportionate share of expenses and income of the underlying fund in which the Fund invests.
(4)	Reflects fee waivers and/or expense reimbursements.
(5)	Reflects the rate for the Fund as a whole; not on a share class basis.
(6)	In-kind transactions are not included in portfolio turnover calculations.
See Notes to Financial Statements.
190

Financial Highlights (continued)
Destinations Equity Income Fund
For a share of beneficial interest outstanding throughout each year ended February 28 (or February 29 for 2024), unless otherwise noted:

	Class Z
	2026	2025	2024	2023	2022
Net asset value, Beginning of Period	$12.83	$11.08	$10.89	$11.52	$9.94
Income (Loss) from Operations:
Net investment income(1)	0.32	0.35	0.34	0.36	0.35
Net realized and unrealized gain (loss)	2.59	1.76	0.30	(0.45)	1.59
Total Income (Loss) from Operations	2.91	2.11	0.64	(0.09)	1.94
Less Distributions From:
Net investment income	(0.30)	(0.36)	(0.40)	(0.35)	(0.36)
Net realized gain	(0.93)	—	(0.05)	(0.19)	—
Total Distributions	(1.23)	(0.36)	(0.45)	(0.54)	(0.36)
Net Asset Value, End of Period	$14.51	$12.83	$11.08	$10.89	$11.52
Total Return(2)	23.91%*	19.30%	6.17%	(0.65)%	19.71%
Net Assets, End of Period (millions)	$42	$36	$55	$60	$44
Ratios to Average Net Assets:
Gross expenses(3)	0.94%	0.90%	0.91%	0.89%	0.89%
Net expenses(3)(4)	0.82%	0.78%	0.81%	0.79%	0.77%
Net investment income(3)(4)	2.39%	2.93%	3.23%	3.24%	3.09%
Portfolio Turnover Rate(5)(6)	62%	45%	51%	46%	58%

*	Includes the impact of proceeds received and credited to the Fund resulting from class action settlements, which enhanced the Fund’s performance for the year ended February 28, 2026 by 0.01%.
(1)	Per share amounts have been calculated using the average shares method.
(2)
Performance figures may reflect fee waivers and/or expense reimbursements and assume reinvestment of dividend distributions. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

(3)	Does not reflect the proportionate share of expenses and income of the underlying fund in which the Fund invests.
(4)	Reflects fee waivers and/or expense reimbursements.
(5)	Reflects the rate for the Fund as a whole; not on a share class basis.
(6)	In-kind transactions are not included in portfolio turnover calculations.
See Notes to Financial Statements.
191

Financial Highlights (continued)
Destinations Core Fixed Income Fund
For a share of beneficial interest outstanding throughout each year ended February 28 (or February 29 for 2024), unless otherwise noted:

	Class I
	2026	2025	2024	2023	2022
Net asset value, Beginning of Period	$8.49	$8.30	$8.31	$9.52	$10.19
Income (Loss) from Operations:
Net investment income(1)	0.34	0.32	0.26	0.24	0.12
Net realized and unrealized gain (loss)	0.13	0.19	0.02	(1.21)	(0.38)
Total Income (Loss) from Operations	0.47	0.51	0.28	(0.97)	(0.26)
Less Distributions From:
Net investment income	(0.34)	(0.32)	(0.27)	(0.24)	(0.13)
Net realized gain	—	—	—	—	(0.28)
Return of capital	—	—	(0.02)	—	—
Total Distributions	(0.34)	(0.32)	(0.29)	(0.24)	(0.41)
Net Asset Value, End of Period	$8.62	$8.49	$8.30	$8.31	$9.52
Total Return(2)	5.62%	6.30%	3.42%	(10.19)%	(2.72)%
Net Assets, End of Period (millions)	$1,373	$1,612	$1,821	$1,793	$2,002
Ratios to Average Net Assets:
Gross expenses(3)	0.90%	0.89%	0.88%	0.89%	0.87%
Net expenses(3)(4)	0.87%	0.84%	0.80%	0.81%	0.79%
Net investment income(3)(4)	4.00%	3.84%	3.14%	2.82%	1.18%
Portfolio Turnover Rate(5)(6)	167%	168%	181%	198%	240%

(1)	Per share amounts have been calculated using the average shares method.
(2)
Performance figures may reflect fee waivers and/or expense reimbursements and assume reinvestment of dividend distributions. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

(3)	Does not reflect the proportionate share of expenses and income of the underlying fund in which the Fund invests.
(4)	Reflects fee waivers and/or expense reimbursements.
(5)	Reflects the rate for the Fund as a whole; not on a share class basis.
(6)	In-kind transactions are not included in portfolio turnover calculations.
See Notes to Financial Statements.
192

Financial Highlights (continued)
Destinations Core Fixed Income Fund
For a share of beneficial interest outstanding throughout each year ended February 28 (or February 29 for 2024), unless otherwise noted:

	Class Z
	2026	2025	2024	2023	2022
Net asset value, Beginning of Period	$8.75	$8.54	$8.55	$9.79	$10.46
Income (Loss) from Operations:
Net investment income(1)	0.36	0.34	0.28	0.26	0.14
Net realized and unrealized gain (loss)	0.13	0.21	0.01	(1.24)	(0.39)
Total Income (Loss) from Operations	0.49	0.55	0.29	(0.98)	(0.25)
Less Distributions From:
Net investment income	(0.34)	(0.34)	(0.28)	(0.26)	(0.14)
Net realized gain	—	—	—	—	(0.28)
Return of capital	—	—	(0.02)	—	—
Total Distributions	(0.34)	(0.34)	(0.30)	(0.26)	(0.42)
Net Asset Value, End of Period	$8.90	$8.75	$8.54	$8.55	$9.79
Total Return(2)	5.84%	6.51%	3.45%	(10.08)%	(2.50)%
Net Assets, End of Period (millions)	$138	$142	$192	$170	$202
Ratios to Average Net Assets:
Gross expenses(3)	0.75%	0.74%	0.73%	0.74%	0.72%
Net expenses(3)(4)	0.72%	0.69%	0.65%	0.66%	0.64%
Net investment income(3)(4)	4.14%	3.98%	3.28%	2.96%	1.36%
Portfolio Turnover Rate(5)(6)	167%	168%	181%	198%	240%

(1)	Per share amounts have been calculated using the average shares method.
(2)
Performance figures may reflect fee waivers and/or expense reimbursements and assume reinvestment of dividend distributions. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

(3)	Does not reflect the proportionate share of expenses and income of the underlying fund in which the Fund invests.
(4)	Reflects fee waivers and/or expense reimbursements.
(5)	Reflects the rate for the Fund as a whole; not on a share class basis.
(6)	In-kind transactions are not included in portfolio turnover calculations.
See Notes to Financial Statements.
193

Financial Highlights (continued)
Destinations Low Duration Fixed Income Fund
For a share of beneficial interest outstanding throughout each year ended February 28 (or February 29 for 2024), unless otherwise noted:

	Class I
	2026	2025	2024	2023	2022
Net asset value, Beginning of Period	$9.34	$9.30	$9.19	$9.68	$9.73
Income (Loss) from Operations:
Net investment income(1)	0.48	0.49	0.55	0.42	0.30
Net realized and unrealized gain (loss)	0.10	0.05	0.12	(0.39)	0.03
Total Income from Operations	0.58	0.54	0.67	0.03	0.33
Less Distributions From:
Net investment income	(0.56)	(0.50)	(0.56)	(0.51)	(0.37)
Net realized gain	—	—	—	(0.01)	(0.01)
Total Distributions	(0.56)	(0.50)	(0.56)	(0.52)	(0.38)
Net Asset Value, End of Period	$9.36	$9.34	$9.30	$9.19	$9.68
Total Return(2)	6.46%*	5.87%	7.55%	0.37%	3.40%
Net Assets, End of Period (millions)	$253	$299	$371	$451	$539
Ratios to Average Net Assets:
Gross expenses(3)	1.04%	0.99%	0.99%	0.96%	0.93%
Net expenses(3)(4)	0.99%	0.93%	0.95%	0.94%	0.93%
Net investment income(3)(4)	5.18%	5.19%	5.98%	4.51%	3.09%
Portfolio Turnover Rate(5)(6)	76%	87%	98%	98%	107%

*
The net asset value and total return include adjustments in accordance with accounting principles generally accepted in the United States of America for financial reporting purposes. As such, the net asset value and total return for shareholder transactions may differ from financial statements.

(1)	Per share amounts have been calculated using the average shares method.
(2)
Performance figures may reflect fee waivers and/or expense reimbursements and assume reinvestment of dividend distributions. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

(3)	Does not reflect the proportionate share of expenses and income of the underlying fund in which the Fund invests.
(4)	Reflects fee waivers and/or expense reimbursements.
(5)	Reflects the rate for the Fund as a whole; not on a share class basis.
(6)	In-kind transactions are not included in portfolio turnover calculations.
See Notes to Financial Statements.
194

Financial Highlights (continued)
Destinations Low Duration Fixed Income Fund
For a share of beneficial interest outstanding throughout each year ended February 28 (or February 29 for 2024), unless otherwise noted:

	Class Z
	2026	2025	2024	2023	2022
Net asset value, Beginning of Period	$9.60	$9.53	$9.40	$9.89	$9.93
Income (Loss) from Operations:
Net investment income(1)	0.51	0.51	0.58	0.44	0.33
Net realized and unrealized gain (loss)	0.11	0.05	0.12	(0.40)	0.02
Total Income from Operations	0.62	0.56	0.70	0.04	0.35
Less Distributions From:
Net investment income	(0.58)	(0.49)	(0.57)	(0.52)	(0.38)
Net realized gain	—	—	—	(0.01)	(0.01)
Total Distributions	(0.58)	(0.49)	(0.57)	(0.53)	(0.39)
Net Asset Value, End of Period	$9.64	$9.60	$9.53	$9.40	$9.89
Total Return(2)	6.63%*	6.03%	7.74%	0.49%	3.56%
Net Assets, End of Period (millions)	$22	$23	$34	$37	$49
Ratios to Average Net Assets:
Gross expenses(3)	0.89%	0.84%	0.84%	0.80%	0.78%
Net expenses(3)(4)	0.84%	0.78%	0.80%	0.79%	0.78%
Net investment income(3)(4)	5.33%	5.35%	6.13%	4.63%	3.28%
Portfolio Turnover Rate(5)(6)	76%	87%	98%	98%	107%

*
The net asset value and total return include adjustments in accordance with accounting principles generally accepted in the United States of America for financial reporting purposes. As such, the net asset value and total return for shareholder transactions may differ from financial statements.

(1)	Per share amounts have been calculated using the average shares method.
(2)
Performance figures may reflect fee waivers and/or expense reimbursements and assume reinvestment of dividend distributions. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

(3)	Does not reflect the proportionate share of expenses and income of the underlying fund in which the Fund invests.
(4)	Reflects fee waivers and/or expense reimbursements.
(5)	Reflects the rate for the Fund as a whole; not on a share class basis.
(6)	In-kind transactions are not included in portfolio turnover calculations.
See Notes to Financial Statements.
195

Financial Highlights (continued)
Destinations Global Fixed Income Opportunities Fund
For a share of beneficial interest outstanding throughout each year ended February 28 (or February 29 for 2024), unless otherwise noted:

	Class I
	2026	2025	2024	2023	2022
Net asset value, Beginning of Period	$9.44	$9.32	$9.12	$9.76	$10.02
Income (Loss) from Operations:
Net investment income(1)	0.64	0.60	0.58	0.44	0.32
Net realized and unrealized gain (loss)	—	0.12	0.21	(0.65)	(0.17)
Total Income (Loss) from Operations	0.64	0.72	0.79	(0.21)	0.15
Less Distributions From:
Net investment income	(0.63)	(0.60)	(0.59)	(0.43)	(0.41)
Total Distributions	(0.63)	(0.60)	(0.59)	(0.43)	(0.41)
Net Asset Value, End of Period	$9.45	$9.44	$9.32	$9.12	$9.76
Total Return(2)	7.01%*	7.98%	8.98%	(2.09)%	1.49%
Net Assets, End of Period (millions)	$649	$687	$752	$622	$699
Ratios to Average Net Assets:
Gross expenses(3)(4)	1.16%	1.15%	1.15%	1.14%	1.19%
Net expenses(3)(4)(5)	1.08%	1.03%	1.02%	1.03%	1.08%
Net investment income(4)(5)	6.79%	6.44%	6.42%	4.70%	3.17%
Portfolio Turnover Rate(6)(7)	104%	112%	83%	58%	90%

*
The net asset value and total return include adjustments in accordance with accounting principles generally accepted in the United States of America for financial reporting purposes. As such, the net asset value and total return for shareholder transactions may differ from financial statements.

(1)	Per share amounts have been calculated using the average shares method.
(2)
Performance figures may reflect fee waivers and/or expense reimbursements and assume reinvestment of dividend distributions. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

(3)
Ratios include interest and dividend expense on short sales which represent 0.03%, 0.05%, 0.05%, 0.04% and 0.09% for the year ended February 28, 2026, for the year ended February 28, 2025, for the year ended February 29, 2024, for the year ended February 28, 2023 and for the year ended February 28, 2022, respectively.

(4)	Does not reflect the proportionate share of expenses and income of the underlying fund in which the Fund invests.
(5)	Reflects fee waivers and/or expense reimbursements.
(6)	Reflects the rate for the Fund as a whole; not on a share class basis.
(7)	In-kind transactions are not included in portfolio turnover calculations.
See Notes to Financial Statements.
196

Financial Highlights (continued)
Destinations Global Fixed Income Opportunities Fund
For a share of beneficial interest outstanding throughout each year ended February 28 (or February 29 for 2024), unless otherwise noted:

	Class Z
	2026	2025	2024	2023	2022
Net asset value, Beginning of Period	$9.65	$9.51	$9.30	$9.94	$10.19
Income (Loss) from Operations:
Net investment income(1)	0.67	0.63	0.61	0.46	0.34
Net realized and unrealized gain (loss)	—	0.12	0.20	(0.66)	(0.17)
Total Income (Loss) from Operations	0.67	0.75	0.81	(0.20)	0.17
Less Distributions From:
Net investment income	(0.64)	(0.61)	(0.60)	(0.44)	(0.42)
Total Distributions	(0.64)	(0.61)	(0.60)	(0.44)	(0.42)
Net Asset Value, End of Period	$9.68	$9.65	$9.51	$9.30	$9.94
Total Return(2)	7.21%*	8.18%	9.06%	(1.91)%	1.67%
Net Assets, End of Period (millions)	$55	$52	$70	$57	$66
Ratios to Average Net Assets:
Gross expenses(3)(4)	1.01%	1.00%	1.00%	0.99%	1.04%
Net expenses(3)(4)(5)	0.93%	0.88%	0.87%	0.88%	0.93%
Net investment income(4)(5)	6.94%	6.60%	6.58%	4.83%	3.30%
Portfolio Turnover Rate(6)(7)	104%	112%	83%	58%	90%

*
The net asset value and total return include adjustments in accordance with accounting principles generally accepted in the United States of America for financial reporting purposes. As such, the net asset value and total return for shareholder transactions may differ from financial statements.

(1)	Per share amounts have been calculated using the average shares method.
(2)
Performance figures may reflect fee waivers and/or expense reimbursements and assume reinvestment of dividend distributions. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

(3)
Ratios include interest and dividend expense on short sales which represent 0.03%, 0.05%, 0.05%, 0.04% and 0.09% for the year ended February 28, 2026, for the year ended February 28, 2025, for the year ended February 29, 2024, for the year ended February 28, 2023 and for the year ended February 28, 2022, respectively.

(4)	Does not reflect the proportionate share of expenses and income of the underlying fund in which the Fund invests.
(5)	Reflects fee waivers and/or expense reimbursements.
(6)	Reflects the rate for the Fund as a whole; not on a share class basis.
(7)	In-kind transactions are not included in portfolio turnover calculations.
See Notes to Financial Statements.
197

Financial Highlights (continued)
Destinations Municipal Fixed Income Fund
For a share of beneficial interest outstanding throughout each year ended February 28 (or February 29 for 2024), unless otherwise noted:

	Class I
	2026	2025	2024	2023	2022
Net asset value, Beginning of Period	$9.69	$9.68	$9.54	$10.07	$10.38
Income (Loss) from Operations:
Net investment income(1)	0.28	0.27	0.25	0.16	0.10
Net realized and unrealized gain (loss)	0.10	0.03	0.16	(0.50)	(0.26)
Total Income (Loss) from Operations	0.38	0.30	0.41	(0.34)	(0.16)
Less Distributions From:
Net investment income	(0.29)	(0.29)	(0.27)	(0.19)	(0.13)
Net realized gain	—	—	—	—	(0.02)
Total Distributions	(0.29)	(0.29)	(0.27)	(0.19)	(0.15)
Net Asset Value, End of Period	$9.78	$9.69	$9.68	$9.54	$10.07
Total Return(2)	4.06%	3.16%	4.42%	(3.37)%	(1.53)%
Net Assets, End of Period (millions)	$597	$715	$812	$819	$887
Ratios to Average Net Assets:
Gross expenses(3)	0.95%	0.94%	0.94%	0.94%	0.93%
Net expenses(3)(4)	0.84%	0.81%	0.78%	0.78%	0.76%
Net investment income(3)(4)	2.95%	2.77%	2.59%	1.62%	0.97%
Portfolio Turnover Rate(5)(6)	48%	42%	58%	48%	41%

(1)	Per share amounts have been calculated using the average shares method.
(2)
Performance figures may reflect fee waivers and/or expense reimbursements and assume reinvestment of dividend distributions. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

(3)	Does not reflect the proportionate share of expenses and income of the underlying fund in which the Fund invests.
(4)	Reflects fee waivers and/or expense reimbursements.
(5)	Reflects the rate for the Fund as a whole; not on a share class basis.
(6)	In-kind transactions are not included in portfolio turnover calculations.
See Notes to Financial Statements.
198

Financial Highlights (continued)
Destinations Municipal Fixed Income Fund
For a share of beneficial interest outstanding throughout each year ended February 28 (or February 29 for 2024), unless otherwise noted:

	Class Z
	2026	2025	2024	2023	2022
Net asset value, Beginning of Period	$9.74	$9.71	$9.57	$10.10	$10.40
Income (Loss) from Operations:
Net investment income(1)	0.30	0.29	0.26	0.17	0.12
Net realized and unrealized gain (loss)	0.10	0.03	0.17	(0.50)	(0.25)
Total Income (Loss) from Operations	0.40	0.32	0.43	(0.33)	(0.13)
Less Distributions From:
Net investment income	(0.31)	(0.29)	(0.29)	(0.20)	(0.15)
Net realized gain	—	—	—	—	(0.02)
Total Distributions	(0.31)	(0.29)	(0.29)	(0.20)	(0.17)
Net Asset Value, End of Period	$9.83	$9.74	$9.71	$9.57	$10.10
Total Return(2)	4.20%	3.34%	4.56%	(3.21)%	(1.29)%
Net Assets, End of Period (millions)	$41	$38	$49	$44	$45
Ratios to Average Net Assets:
Gross expenses(3)	0.81%	0.79%	0.79%	0.79%	0.78%
Net expenses(3)(4)	0.69%	0.66%	0.63%	0.63%	0.61%
Net investment income(3)(4)	3.10%	2.94%	2.74%	1.77%	1.14%
Portfolio Turnover Rate(5)(6)	48%	42%	58%	48%	41%

(1)	Per share amounts have been calculated using the average shares method.
(2)
Performance figures may reflect fee waivers and/or expense reimbursements and assume reinvestment of dividend distributions. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

(3)	Does not reflect the proportionate share of expenses and income of the underlying fund in which the Fund invests.
(4)	Reflects fee waivers and/or expense reimbursements.
(5)	Reflects the rate for the Fund as a whole; not on a share class basis.
(6)	In-kind transactions are not included in portfolio turnover calculations.
See Notes to Financial Statements.
199

Financial Highlights (continued)
Destinations Multi Strategy Alternatives Fund
For a share of beneficial interest outstanding throughout each year ended February 28 (or February 29 for 2024), unless otherwise noted:

	Class I
	2026	2025	2024	2023	2022
Net asset value, Beginning of Period	$10.29	$10.45	$10.10	$10.22	$10.57
Income (Loss) from Operations:
Net investment income(1)	0.37	0.50	0.53	0.31	0.10
Net realized and unrealized gain (loss)	0.14	(0.02)	0.50	(0.13)	0.03
Total Income from Operations	0.51	0.48	1.03	0.18	0.13
Less Distributions From:
Net investment income	(0.42)	(0.63)	(0.68)	(0.27)	(0.22)
Net realized gain	(0.11)	(0.01)	—	(0.03)	(0.26)
Total Distributions	(0.53)	(0.64)	(0.68)	(0.30)	(0.48)
Net Asset Value, End of Period	$10.27	$10.29	$10.45	$10.10	$10.22
Total Return(2)	5.00%*	4.71%	10.51%	1.87%	1.25%
Net Assets, End of Period (millions)	$488	$546	$739	$851	$1,165
Ratios to Average Net Assets:
Gross expenses(3)(4)	1.62%	1.63%	1.67%	1.75%	1.75%
Net expenses(3)(4)(5)	1.26%	1.22%	1.23%	1.30%	1.31%
Net investment income(4)(5)	3.56%	4.75%	5.20%	3.13%	0.93%
Portfolio Turnover Rate(6)(7)	55%	58%	79%	70%	90%

*	Includes the impact of proceeds received and credited to the Fund resulting from class action settlements, which enhanced the Fund’s performance for the year ended February 28, 2026 by 0.01%.
(1)	Per share amounts have been calculated using the average shares method.
(2)
Performance figures may reflect fee waivers and/or expense reimbursements and assume reinvestment of dividend distributions. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

(3)
Ratios include interest and dividend expense on short sales which represent 0.03%, 0.03%, 0.08%, 0.15% and 0.19% for the year ended February 28, 2026, for the year ended February 28, 2025, for the year ended February 29, 2024, for the year ended February 28, 2023 and for the year ended February 28, 2022, respectively.

(4)	Does not reflect the proportionate share of expenses and income of the underlying fund in which the Fund invests.
(5)	Reflects fee waivers and/or expense reimbursements.
(6)	Reflects the rate for the Fund as a whole; not on a share class basis.
(7)	In-kind transactions are not included in portfolio turnover calculations.
See Notes to Financial Statements.
200

Financial Highlights (continued)
Destinations Multi Strategy Alternatives Fund
For a share of beneficial interest outstanding throughout each year ended February 28 (or February 29 for 2024), unless otherwise noted:

	Class Z
	2026	2025	2024	2023	2022
Net asset value, Beginning of Period	$9.99	$10.16	$9.85	$9.96	$10.32
Income (Loss) from Operations:
Net investment income(1)	0.37	0.51	0.54	0.32	0.11
Net realized and unrealized gain (loss)	0.14	(0.02)	0.47	(0.12)	0.03
Total Income from Operations	0.51	0.49	1.01	0.20	0.14
Less Distributions From:
Net investment income	(0.44)	(0.64)	(0.70)	(0.28)	(0.24)
Net realized gain	(0.10)	(0.02)	—	(0.03)	(0.26)
Total Distributions	(0.54)	(0.66)	(0.70)	(0.31)	(0.50)
Net Asset Value, End of Period	$9.96	$9.99	$10.16	$9.85	$9.96
Total Return(2)	5.18%*	4.88%	10.50%	2.16%	1.31%
Net Assets, End of Period (millions)	$44	$42	$67	$72	$108
Ratios to Average Net Assets:
Gross expenses(3)(4)	1.47%	1.48%	1.52%	1.60%	1.60%
Net expenses(3)(4)(5)	1.11%	1.08%	1.08%	1.15%	1.16%
Net investment income(4)(5)	3.69%	4.96%	5.36%	3.24%	1.10%
Portfolio Turnover Rate(6)(7)	55%	58%	79%	70%	90%

*	Includes the impact of proceeds received and credited to the Fund resulting from class action settlements, which enhanced the Fund’s performance for the year ended February 28, 2026 by 0.01%.
(1)	Per share amounts have been calculated using the average shares method.
(2)
Performance figures may reflect fee waivers and/or expense reimbursements and assume reinvestment of dividend distributions. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

(3)
Ratios include interest and dividend expense on short sales which represent 0.03%, 0.03%, 0.08%, 0.15% and 0.19% for the year ended February 28, 2026, for the year ended February 28, 2025, for the year ended February 29, 2024, for the year ended February 28, 2023 and for the year ended February 28, 2022, respectively.

(4)	Does not reflect the proportionate share of expenses and income of the underlying fund in which the Fund invests.
(5)	Reflects fee waivers and/or expense reimbursements.
(6)	Reflects the rate for the Fund as a whole; not on a share class basis.
(7)	In-kind transactions are not included in portfolio turnover calculations.
See Notes to Financial Statements.
201

Financial Highlights (continued)
Destinations Shelter Fund
For a share of beneficial interest outstanding throughout each year ended February 28 (or February 29 for 2024), unless otherwise noted:

	Class I
	2026	2025	2024	2023	2022(1)
Net asset value, Beginning of Period	$11.98	$10.48	$8.70	$9.56	$10.00
Income (Loss) from Operations:
Net investment income(2)	0.01	0.02	0.04	0.03	0.01
Net realized and unrealized gain (loss)	1.10	1.52	1.78	(0.85)	(0.44)
Total Income (Loss) from Operations	1.11	1.54	1.82	(0.82)	(0.43)
Less Distributions From:
Net investment income	(0.01)	(0.04)	(0.04)	(0.02)	(0.01)
Net realized gain	—	—	—	(0.02)	—
Total Distributions	(0.01)	(0.04)	(0.04)	(0.04)	(0.01)
Net Asset Value, End of Period	$13.08	$11.98	$10.48	$8.70	$9.56
Total Return(3)	9.28%	14.70%	20.91%	(8.56)%	(4.33)%(4)
Net Assets, End of Period (millions)	$90	$96	$98	$99	$123
Ratios to Average Net Assets:
Gross expenses	1.25%	1.22%	1.31%	1.40%	1.40%(5)
Net expenses(6)	1.19%	1.16%	1.19%	1.29%	1.27%(5)
Net investment income(6)	0.06%	0.18%	0.47%	0.33%	0.27%(5)
Portfolio Turnover Rate(7)(8)	12%	9%	5%	5%	2%(4)

(1)	Figures are for the period from Class inception (October 26, 2021) through the period ended February 28, 2022.
(2)	Per share amounts have been calculated using the average shares method.
(3)
Performance figures may reflect fee waivers and/or expense reimbursements and assume reinvestment of dividend distributions. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

(4)	Not annualized.
(5)	Annualized.
(6)	Reflects fee waivers and/or expense reimbursements.
(7)	Reflects the rate for the Fund as a whole; not on a share class basis.
(8)	In-kind transactions are not included in portfolio turnover calculations.
See Notes to Financial Statements.
202

Financial Highlights (continued)
Destinations Shelter Fund
For a share of beneficial interest outstanding throughout each year ended February 28 (or February 29 for 2024), unless otherwise noted:

	Class Z
	2026	2025	2024	2023	2022(1)
Net asset value, Beginning of Period	$11.83	$10.35	$8.60	$9.44	$10.00
Income (Loss) from Operations:
Net investment income(2)	0.03	0.04	0.06	0.04	0.01
Net realized and unrealized gain (loss)	1.10	1.49	1.74	(0.83)	(0.56)
Total Income (Loss) from Operations	1.13	1.53	1.80	(0.79)	(0.55)
Less Distributions From:
Net investment income	(0.03)	(0.05)	(0.05)	(0.03)	(0.01)
Net realized gain	—	—	—	(0.02)	—
Total Distributions	(0.03)	(0.05)	(0.05)	(0.05)	(0.01)
Net Asset Value, End of Period	$12.93	$11.83	$10.35	$8.60	$9.44
Total Return(3)	9.54%	14.93%	20.95%	(8.33)%	5.51%(4)
Net Assets, End of Period (millions)	$2	$2	$2	$2	$2
Ratios to Average Net Assets:
Gross expenses	1.10%	1.06%	1.15%	1.25%	1.22%(5)
Net expenses(6)	1.04%	1.00%	1.04%	1.14%	1.04%(5)
Net investment income(6)	0.21%	0.33%	0.63%	0.48%	0.30%(5)
Portfolio Turnover Rate(7)(8)	12%	9%	5%	5%	2%(4)

(1)	Figures are for the period from Class inception (November 3, 2021) through the period ended February 28, 2022.
(2)	Per share amounts have been calculated using the average shares method.
(3)
Performance figures may reflect fee waivers and/or expense reimbursements and assume reinvestment of dividend distributions. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

(4)	Not annualized.
(5)	Annualized.
(6)	Reflects fee waivers and/or expense reimbursements.
(7)	Reflects the rate for the Fund as a whole; not on a share class basis.
(8)	In-kind transactions are not included in portfolio turnover calculations.
See Notes to Financial Statements.
203

Financial Highlights (continued)
Destinations Real Assets Fund
For a share of beneficial interest outstanding throughout the year ended February 28, unless otherwise noted:

	Class I
	2026	2025(1)
Net asset value, Beginning of Period	$2.20	$2.24(2)
Income (Loss) from Operations:
Net investment income(3)	0.05	0.01
Net realized and unrealized gain (loss)	0.67	(0.05)
Total Income (Loss) from Operations	0.72	(0.04)
Less Distributions From:
Net investment income	(0.06)	(0.00)(4)
Net realized gain	(0.03)	—
Total Distributions	(0.09)	(0.00)(4)
Net Asset Value, End of Period	$2.83	$2.20
Total Return(5)	33.29%	(1.54)%(6)
Net Assets, End of Period (millions)	$370	$292
Ratios to Average Net Assets:
Gross expenses(7)	1.39%	1.49%(8)
Net expenses(7)(9)	1.14%	1.24%(8)
Net investment income(7)(9)	2.07%	1.86%(8)
Portfolio Turnover Rate(10)(11)	92%	27%(6)

(1)	The information is for the period from November 14, 2024, when the Fund reopened, through the period ended February 28, 2025 (Note 1).
(2)	Reflects opening NAV on November 14, 2024.
(3)	Per share amounts have been calculated using the average shares method.
(4)	Amounts represent less than 0.01.
(5)
Performance figures may reflect fee waivers and/or expense reimbursements and assume reinvestment of dividend distributions. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

(6)	Not annualized.
(7)	Does not reflect the proportionate share of expenses and income of the underlying fund in which the Fund invests.
(8)	Annualized.
(9)	Reflects fee waivers and/or expense reimbursements.
(10)	Reflects the rate for the Fund as a whole; not on a share class basis.
(11)	In-kind transactions are not included in portfolio turnover calculations.
See Notes to Financial Statements.
204

Financial Highlights (concluded)
Destinations Real Assets Fund
For a share of beneficial interest outstanding throughout the year ended February 28, unless otherwise noted:

	Class Z
	2026	2025(1)
Net asset value, Beginning of Period	$1.95	$1.99(2)
Income (Loss) from Operations:
Net investment income(3)	0.05	0.01
Net realized and unrealized gain (loss)	0.59	(0.04)
Total Income (Loss) from Operations	0.64	(0.03)
Less Distributions From:
Net investment income	(0.06)	(0.01)
Net realized gain	(0.03)	—
Total Distributions	(0.09)	(0.01)
Net Asset Value, End of Period	$2.50	$1.95
Total Return(4)	33.66%	(1.71)%(5)
Net Assets, End of Period (millions)	$34	$23
Ratios to Average Net Assets:
Gross expenses(6)	1.24%	1.39%(7)
Net expenses(6)(8)	0.99%	1.13%(7)
Net investment income(6)(8)	2.20%	1.88%(7)
Portfolio Turnover Rate(9)(10)	92%	27%(5)

(1)	The information is for the period from November 14, 2024, when the Fund reopened, through the period ended February 28, 2025 (Note 1).
(2)	Reflects opening NAV on November 14, 2024.
(3)	Per share amounts have been calculated using the average shares method.
(4)
Performance figures may reflect fee waivers and/or expense reimbursements and assume reinvestment of dividend distributions. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

(5)	Not annualized.
(6)	Does not reflect the proportionate share of expenses and income of the underlying fund in which the Fund invests.
(7)	Annualized.
(8)	Reflects fee waivers and/or expense reimbursements.
(9)	Reflects the rate for the Fund as a whole; not on a share class basis.
(10)	In-kind transactions are not included in portfolio turnover calculations.
See Notes to Financial Statements.
205

Brinker Capital Destinations Trust

Legal Counsel
Morgan, Lewis & Bockius LLP
2222 Market Street
Philadelphia, PA 19103

More information about the Funds is available, without charge, through the following:

Statement of Additional Information (SAI)

The SAI dated July 1, 2026, as it may be amended from time to time, includes more detailed information about Brinker Capital Destinations Trust. The SAI is on file with the SEC and is incorporated by reference into this prospectus. This means that the SAI, for legal purposes, is a part of this prospectus.

Annual and Semi-Annual Reports

Additional information about the Funds' investments is available in the Funds' annual and semi-annual reports to shareholders and in Form N-CSR filed with the SEC. In the Funds' annual report, you will find a discussion of the market conditions and investment strategies that significantly affected each Fund's performance during its last fiscal year. In Form N-CSR, you will find the Funds' annual and semi-annual financial statements.

The Trust sends only one report to a household if more than one account has the same address. Contact your financial advisor or the transfer agent if you do not want this policy to apply to you.

To obtain a SAI, Annual or Semi-Annual Report, Fund Financial Statements, or for more information about the Funds:

By telephone: Call 1-877-771-7979

By mail: Write to the Funds at:
Brinker Capital Destinations Trust
P.O. Box 2175
Milwaukee, WI 53201

By internet: www.destinationsfunds.com

From the SEC: You can also obtain the SAI or the Annual and Semi-Annual Reports, as well as other information about Brinker Capital Destinations Trust, from the EDGAR Database on the SEC's website at http://www.sec.gov. You may request documents by mail from the SEC, upon payment of a duplicating fee, by e-mailing the SEC at the following address: publicinfo@sec.gov.

Brinker Capital Destinations Trust's Investment Company Act registration number is 811-23207.

DSA_PROSPECTUS

STATEMENT OF
ADDITIONAL
INFORMATION
July 1, 2026
BRINKER CAPITAL
DESTINATIONS TRUST
Destinations Large Cap Equity Fund
Class I Shares (DLCFX)
Class Z Shares (DLCZX)
Destinations Small-Mid Cap Equity Fund
Class I Shares (DSMFX)
Class Z Shares (DSMZX)
Destinations International Equity Fund
Class I Shares (DIEFX)
Class Z Shares (DIEZX)
Destinations Equity Income Fund
Class I Shares (DGEFX)
Class Z Shares (DGEZX)
Destinations Core Fixed Income Fund
Class I Shares (DCFFX)
Class Z Shares (DCFZX)
Destinations Low Duration Fixed Income Fund
Class I Shares (DLDFX)
Class Z Shares (DLDZX)
Destinations Global Fixed Income Opportunities Fund
Class I Shares (DGFFX)
Class Z Shares (DGFZX)
Destinations Municipal Fixed Income Fund
Class I Shares (DMFFX)
Class Z Shares (DMFZX)
Destinations Multi Strategy Alternatives Fund
Class I Shares (DMSFX)
Class Z Shares (DMSZX)
Destinations Shelter Fund
Class I Shares (DSHFX)
Class Z Shares (DSHZX)
Destinations Real Assets Fund
Class I Shares (DRAFX)
Class Z Shares (DRAZX)
This Statement of Additional Information (“SAI”) is not a prospectus. The SAI supplements the information contained in the current prospectus (“Prospectus”) of Brinker Capital Destinations Trust (the “Trust”), dated July 1, 2026, and should be read in conjunction with the Prospectus. The most recent Annual Report for the Funds, which includes the Funds’ audited financial statements dated February 28, 2026, is incorporated by reference into this SAI. Shareholders may obtain copies of the Prospectus or the Funds’ annual or semi-annual report, and other information such as the Funds’ financial statements free of charge by writing or calling the Funds at P.O. Box 2175, Milwaukee, WI 53201 or 1-877-771-7979 or on the internet at: www.destinationsfunds.com. You will be notified by mail each time the Funds’ annual or semi-annual report is posted on the Funds’ website and provided with a link to access the report online.

Capitalized terms used but not defined in this SAI have the meanings accorded to them in the Prospectus.

THE TRUST
Brinker Capital Destinations Trust (the “Trust”) was organized as a Delaware statutory trust under the laws of The State of Delaware on October 10, 2016. The Trust is a series company that currently consists of eleven funds (individually, a “Fund” and collectively, the “Funds”). Each Fund is a separate series of the Trust, an open-end registered management investment company. Each Fund currently offers two classes of shares designated as Class I shares and Class Z shares.
INVESTMENT OBJECTIVES, MANAGEMENT POLICIES
AND RISK FACTORS
Each Fund, with the exception of the Destinations Real Assets Fund, is diversified, which means that, with respect to 75% of its total assets, the Fund will not invest more than 5% of its assets in the securities of any single issuer, nor hold more than 10% of the outstanding voting securities of any single issuer (other than, in each case, securities of other investment companies, and securities issued or guaranteed by the U. S. government, its agencies or instrumentalities). The Destinations Real Assets Fund is non-diversified, which means that the proportion of the Destinations Real Assets Fund’s assets that may be invested in securities of a single issuer is not limited by the Investment Company Act of 1940, as amended (“1940 Act”). However, the Destinations Real Assets Fund intends to satisfy the asset diversification requirements for qualification as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “IRC”), as described in detail in the “Taxes” section below. The Prospectus discusses the investment objectives of the Funds, which are separate series of the Trust, and the policies to be employed to achieve those objectives. Supplemental information is set out below concerning the types of securities and other instruments in which the Funds may invest, the investment policies and strategies that the Funds may utilize and certain risks attendant to those investments, policies and strategies. The Funds may rely upon the independent advice of its respective Sub-advisers (each a “Sub-adviser,” collectively, the “Sub-advisers”) to evaluate potential investments.
Asset-Backed Securities (“ABS”)
ABS are securities backed by non-mortgage assets such as company receivables, truck and auto loans, leases and credit card receivables. Other types of ABS may be created in the future. ABS are generally issued as pass-through certificates, which represent undivided fractional ownership interests in the underlying pools of assets. ABS may also be debt instruments, which are also known as collateralized obligations and are generally issued as the debt of a special purpose entity, such as a trust, organized solely for the purpose of owning such assets and issuing debt obligations.
ABS may be traded over-the-counter and typically have a short-intermediate maturity structure depending on the paydown characteristics of the underlying financial assets which are passed through to the security holder. ABS are not issued or guaranteed by the U.S. Government, its agencies or instrumentalities; however, the payment of principal and interest on such obligations may be guaranteed up to certain amounts and, for a certain period, by a letter of credit issued by a financial institution (such as a bank or insurance company) unaffiliated with the issuers of such securities. The purchase of ABS raises risk considerations peculiar to the financing of the instruments underlying such securities.
For example, there is a risk that another party could acquire an interest in the obligations superior to that of the holders of the ABS. There also is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on those securities.
ABS may enhance the Funds’ performance; however, investing in ABS involves certain risks beyond those found in other types of mutual fund investments. For the avoidance of doubt, the Funds may invest in excess of these credit and holding limitations.
Collateralized Debt Obligations. Certain Funds invest in collateralized debt obligations (“CDOs”), which include collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of ABS. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans.

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For both CBOs and CLOs, the cash flows from the trust are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the “equity” tranche that bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Since they are partially protected from defaults, senior tranches from a CBO trust or CLO trust or trust of another CDO typically have higher ratings and lower yields than its underlying securities and can be rated investment grade. Despite the protection from the equity tranche, CBO, CLO or other CDO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CBO, CLO or other CDO securities as a class.
The risks of an investment in a CBO, CLO or other CDO depend largely on the type of the collateral securities and the class of the instrument in which a Fund invests. Normally, CBOs, CLOs and other CDOs are privately offered and sold, and thus, are not registered under the securities laws. As a result, investments in CBOs, CLOs or other CDOs may be characterized by the Funds as illiquid securities; however, an active dealer market may exist for CBOs, CLOs or other CDOs allowing them to qualify for transactions pursuant to Rule 144A of the 1940 Act (“Rule 144A”). In addition to the normal risks associated with fixed income securities discussed elsewhere in this SAI and the Prospectus (e.g., interest rate risk and default risk), CBOs, CLOs or other CDOs carry additional risks including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the Funds may invest in CBOs, CLOs or other CDOs that are subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.
Artificial Intelligence Technology
The rapid development and increasingly widespread use of certain artificial intelligence technologies, including machine learning models and generative artificial intelligence (collectively “AI”), may adversely impact markets, the overall performance of a Fund’s investments, or the services provided to a Fund. To the extent a Fund invests in companies that are involved in various aspects of AI, the Fund will be affected by the risks of those types of companies, including changes in business cycles, world economic growth, technological progress, and changes in government regulation. Rapid change to technologies that affect a company’s products could have a material adverse effect on such company’s operating results. Companies that are extensively involved in AI also may rely heavily on a combination of patents, copyrights, trademarks, and trade secret laws to establish and protect their proprietary rights in their products and technologies. There can be no assurance that the steps taken by these companies to protect their proprietary rights will be adequate to prevent the misappropriation of their technology or that competitors will not independently develop technologies that are substantially equivalent or superior to such companies’ technology. Further, because of the innovative nature of the AI market, outpaced advancement by one company or increasing market share by one company could result in rapid and substantial declines in the value of competing companies. In addition, market reaction to the potential impact of AI could result in excess demand for access to AI-related investments, thereby resulting in accelerated growth in the market value of such companies, which may then be subject to sharp resets in the wake of news or other information that tempers expectations of AI or of particular AI-related companies, thus potentially resulting in periods of high volatility in the price of such securities, which could negatively affect the Funds’ performance.
Bank Capital Securities
Certain Funds may invest in bank capital securities of both non-U.S. (foreign) and U.S. issuers. Bank capital securities may be issued by banks to help fulfill their regulatory capital requirements. Bank capital securities may be of any credit quality. Bank capital securities may include, among other investments, fixed-maturity dated subordinated notes; hybrid securities with characteristics of both debt obligations and preferred stocks; perpetual callable securities with no maturity date and a cumulative interest deferral feature, which permits the issuer bank to withhold payment of interest until a later undetermined date; and convertible debt securities that can be converted at the issuer’s option to equity securities. Investments in bank capital securities are subject to the risks of other debt investments, such as default and non-payment, as well as certain other risks, such as the risk that bank regulators may force the bank to dissolve, merge, restructure its capitalization or take other actions intended to prevent its failure or ensure its orderly resolution. Bank regulators in certain jurisdictions have broad authorities they may use to prevent the failure of banking institutions or to stabilize the banking industry, all of which may adversely affect the values of investments in bank capital securities and other bank obligations, including those of other banks.

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Certain Funds may invest in contingent securities structured as contingent convertible securities (also known as “CoCos”), which are typically issued by non-U.S. banks and are designed to behave like bonds in times of economic health yet absorb losses when a pre-determined trigger event occurs. A contingent convertible security is a hybrid debt security either convertible into equity at a predetermined share price or written down in value based on the specific terms of the individual security if a pre-specified trigger event occurs. Unlike traditional convertible securities, the conversion of a contingent convertible security from debt to equity is “contingent” and will occur only in the case of a trigger event. Trigger events vary by instrument and are defined by the documents governing the contingent convertible security. Such trigger events may include a decline in the issuer’s capital below a specified threshold level, increase in the issuer’s risk weighted assets, the share price of the issuer falling to a particular level for a certain period of time and certain regulatory events. Contingent convertible securities are subject to the credit, interest rate, high yield security, foreign security and market risks associated with bonds and equities, and to the risks specific to convertible securities in general. Contingent convertible securities are also subject to additional risks specific to their structure including conversion risk.
Bank Loans Risk
Commercial banks and other financial institutions or institutional investors make corporate loans to companies that need capital to grow or restructure. Borrowers generally pay interest on corporate loans at rates that change in response to changes in standardized market interest rates or the prime rates of U.S. banks. As a result, the value of corporate loan investments is generally less exposed to the adverse effects of shifts in market interest rates than investments that pay a fixed rate of interest. The market for corporate loans may be subject to irregular trading activity and wide bid/ask spreads. In addition, transactions in corporate loans may settle on a delayed basis. As a result, the proceeds from the sale of corporate loans may not be readily available to make additional investments or to meet a Fund’s redemption obligations. To the extent the extended settlement process gives rise to short-term liquidity needs, a Fund may hold additional cash, sell investments or temporarily borrow from banks and other lenders. The corporate loans in which a Fund invests are usually rated below investment grade.
Bankruptcy and Insolvency Issues
Some of the companies in which a Fund invests may be involved in complex bankruptcy or insolvency proceedings in the United States or elsewhere. There are a number of significant risks inherent in the bankruptcy or insolvency process. A Fund cannot guarantee the outcome of any bankruptcy or insolvency proceeding.
Under U.S. bankruptcy or other insolvency proceedings, a Fund may risk taking a loss on its investment and having its claim released or discharged against the debtor and third parties. For example, under a plan of reorganization, a Fund could receive a cash distribution for less than its initial investment or receive securities or other financial instruments in exchange for its claims, which then could be discharged and released against the debtor or other third parties. In addition, through U.S. bankruptcy proceedings, a debtor can effectuate a sale of assets with a purchaser acquiring such assets free and clear of any claims or liens underlying a Fund’s investment, with the Fund having only potential recourse to the proceeds of the sale.
Under certain circumstances, payments or grants of security to a Fund may be reclaimed, recharacterized or avoided if any such payment or grant is later determined by the applicable court to have been a fraudulent conveyance, fraudulent transfer, preferential payment or otherwise subject to avoidance under applicable law. In addition, especially in the case of investments made prior to the commencement of bankruptcy proceedings, creditors can lose their ranking and priority if they exercise “domination and control” of a debtor and other creditors can demonstrate that they have been harmed by such actions.
Many events in a bankruptcy are often beyond the control of the creditors. While creditors may be given an opportunity to object to or otherwise participate in significant actions, there can be no assurance that a court in the exercise of its broad powers or discretion would not approve actions that would be contrary to the interests of a Fund.
The duration of a bankruptcy or insolvency proceeding is difficult to predict. A creditor’s return on investment can be adversely impacted by delays while a plan of reorganization is being negotiated, approved by the creditors and confirmed by the bankruptcy court and until the plan ultimately becomes effective. Similar delays can occur while a court considers a sale or other restructuring transaction. In addition, the administrative costs in connection with a bankruptcy or insolvency proceeding are frequently high and will be paid out of the debtor’s estate prior to any return to unsecured creditors or equity holders. If a proceeding involves protracted or difficult litigation, or turns into

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a liquidation, substantial assets may be devoted to administrative costs. Also, in the early stages of the bankruptcy process, it is often difficult to estimate the extent of, or even to identify, any contingent claims that might be made. Further, certain claims that have priority by law (for example, claims for taxes) may be quite substantial.
The effect of a bankruptcy filing on or by a portfolio company may adversely and permanently affect the portfolio company. The portfolio company may lose its market position, going concern value and key employees and otherwise become incapable of restoring itself as a viable entity. If the proceeding is converted to a liquidation, the liquidation value of the portfolio company may not equal the liquidation value that was believed to exist at the time of the investment.
Borrowing
The Funds may borrow to the extent permitted under its investment restrictions and such borrowing may create leverage. Leverage increases investment risk as well as investment opportunity. If the income and investment gains on securities purchased with borrowed money exceed the interest paid on the borrowing, the net asset value (“NAV”) of the Funds’ shares will rise faster than would otherwise be the case. On the other hand, if the income and investment gains fail to cover the cost, including interest, of the borrowings, or if there are losses, the NAV of the Funds’ shares will decrease faster than otherwise would be the case. The Funds may borrow money to the extent permitted under the 1940 Act. This means that, in general, the Funds may borrow money from banks for (i) any purpose on a secured basis in an amount up to 1/3 of the Funds’ total assets, or (ii) temporary administrative purposes on an unsecured basis in an amount not to exceed 5% of the Funds’ total assets.
Commercial Paper
Commercial paper consists of short-term, promissory notes issued by banks, corporations and other entities to finance short-term credit needs. These securities generally are discounted but sometimes may be interest bearing. Commercial paper, which also may be unsecured, is subject to credit risk.
Commodity Instruments
Exposure to commodities markets may subject a Fund to greater volatility than investments in traditional securities. The commodities markets have, in the past, experienced periods of extreme volatility. Similar future market conditions may result in rapid and substantial valuation increases or decreases in a Fund’s holdings. The commodities markets may fluctuate widely based on a variety of factors. Movements in commodity investment prices are outside of a Fund’s control and may not be anticipated by Fund management. Price movements may be influenced by, among other things: governmental, agricultural, trade, fiscal, monetary and exchange control programs and policies; changing market and economic conditions; market liquidity; weather and climate conditions, including droughts and floods; livestock disease; changing supply and demand relationships and levels of domestic production and imported commodities; changes in storage costs; the availability of local, intrastate and interstate transportation systems; energy conservation; the success of exploration projects; changes in international balances of payments and trade; domestic and foreign rates of inflation; currency devaluations and revaluations; domestic and foreign political and economic events; domestic and foreign interest rates and/or investor expectations concerning interest rates; foreign currency/exchange rates; domestic and foreign governmental regulation and taxation; war, global health events such as pandemics and epidemics, acts of terrorism and other political upheaval and conflicts; governmental expropriation; investment and trading activities of mutual funds, hedge funds and commodities funds; changes in philosophies and emotions of market participants. The frequency and magnitude of such changes cannot be predicted.
The prices of commodities can also fluctuate widely due to supply and demand disruptions in major producing or consuming regions. Certain commodities or natural resources may be produced in a limited number of countries and may be controlled by a small number of producers or groups of producers. As a result, political, economic and supply related events in such countries could have a disproportionate impact on the prices of such commodities. A sustained decline in demand for such commodities could also adversely affect the financial performance of commodity-related companies. Factors that could lead to a decline in demand include economic recession or other adverse economic conditions, higher taxes on commodities or increased governmental regulations, increases in fuel economy, consumer shifts to the use of alternative commodities or fuel sources, changes in commodity prices, or weather.

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The commodity markets are subject to temporary distortions and other disruptions due to, among other factors, lack of liquidity, the participation of speculators, and government regulation and other actions. U.S. futures exchanges and some foreign exchanges limit the amount of fluctuation in futures contract prices which may occur in a single business day. If the limit price has been reached in a particular contract, no trades may be made beyond the limit price. Limit prices have the effect of precluding trading in a particular contract or forcing the liquidation of contracts at disadvantageous times or prices.
Current Market Conditions Risk
A particular investment, or shares of the Funds in general, may fall in value due to current market conditions. Unexpected changes in interest rates could lead to significant market volatility or reduce liquidity in certain sectors of the market. The ongoing adversarial political climate in the United States, as well as political and diplomatic events both domestic and abroad, may adversely impact the U.S. regulatory landscape, markets and investor behavior, which could negatively impact the Funds’ investments and operations. In particular, the imposition of tariffs on foreign countries has led to retaliatory tariffs by certain foreign countries and could lead to retaliatory tariffs imposed by additional foreign countries, as well as increased and prolonged market volatility, and sector-specific downturns in industries reliant on international trade. Other unexpected political, regulatory and diplomatic events within the U.S. and abroad may affect investor and consumer confidence and may adversely impact financial markets and the broader economy. For example, ongoing armed conflicts between Russia and Ukraine in Europe and among Israel, Hamas and other militant groups in the Middle East, have caused and could continue to cause significant market disruptions and volatility within the markets in Russia, Europe, the Middle East and the United States. If geopolitical conflicts develop or worsen, economies, markets and individual securities may be adversely affected, and the value of the Funds’ assets may decline. Additional examples of events that have led to fluctuations in markets include pandemic risks related to COVID-19 and aggressive measures taken worldwide in response by governments and businesses, elevated inflation levels and problems in the banking sector. Additionally, advancements in technologies such as AI may adversely impact markets, disrupt existing industries and sectors, and dislocate opportunities in the labor force, which could negatively affect the overall performance of the Funds.
Currency Transactions
Currency Exchange Rates. A Fund’s share value may change significantly when the currencies, other than the U.S. dollar, in which that Fund’s investments are quoted or denominated, strengthen or weaken against the U.S. dollar. Currency exchange rates generally are determined by the forces of supply and demand in the foreign exchange markets and the relative merits of investments in different countries as seen from an international perspective. Currency exchange rates can also be affected unpredictably by intervention by U.S. or foreign governments or central banks or by currency controls or political developments in the U.S. or abroad.
Currency Risks. The value of the securities quoted or denominated in international currencies may be adversely affected by fluctuations in the relative currency exchange rates and by exchange control regulations. A Fund’s investment performance may be negatively affected by a devaluation of a currency in which the Fund’s investments are quoted or denominated. Further, a Fund’s investment performance may be significantly affected, either positively or negatively, by currency exchange rates because the U.S. dollar value of securities quoted or denominated in another currency will increase or decrease in response to changes in the value of such currency in relation to the U.S. dollar.
Cyber Security
As with any entity that conducts business through electronic means in the modern marketplace, the Funds, and their service providers, may be susceptible to operational and information security risks resulting from cyber-attacks. Cyber-attacks include, among other behaviors, stealing or corrupting data maintained online or digitally, denial of service attacks on websites, the unauthorized monitoring, release, misuse, loss, destruction or corruption of confidential information, unauthorized access to relevant systems, compromises to networks or devices that the Funds and their service providers use to service the Funds’ operations, operational disruption or failures in the physical infrastructure or operating systems that support the Funds and their service providers, or various other forms of cyber security breaches. Cyber-attacks affecting the Funds, Orion Portfolio Solutions LLC d.b.a. Brinker Capital Investments, the Funds’ investment adviser (the “Adviser”) or any of the Sub-advisers, the Funds’ distributor, custodian, transfer agent, or any other of the Funds’ intermediaries or service providers may adversely impact the Funds and their shareholders, potentially resulting in, among other things, financial losses or the inability

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of Fund shareholders to transact business. For instance, cyber-attacks may interfere with the processing of shareholder transactions, impact the Funds’ ability to calculate their NAVs, cause the release of private shareholder information or confidential business information, impede trading, subject the Funds to regulatory fines or financial losses and/or cause reputational damage. The Funds may also incur additional costs for cyber security risk management purposes designed to mitigate or prevent the risk of cyber-attacks. Such costs may be ongoing because threats of cyber-attacks are constantly evolving as cyber-attackers become more sophisticated and their techniques become more complex. Similar types of cyber security risks are also present for issuers of securities in which a Fund may invest, which could result in material adverse consequences for such issuers and may cause the Funds’ investment in such companies to lose value. There can be no assurance that the Funds, the Funds’ service providers, or the issuers of the securities in which the Funds invest will not suffer losses relating to cyber-attacks or other information security breaches in the future.
Debt Securities
Debt securities may be subject to credit risk, interest rate risk, prepayment and extension risk as well as call risk. Credit risk is the failure of an issuer or borrower to make timely interest or principal payments, or a decline or perception of a decline in the credit quality of a bond or creditworthiness of a borrower, which can cause the security’s price to fall, potentially lowering the applicable Fund’s share price. Credit spread risk is the risk that economic and market conditions or any actual or perceived credit deterioration may lead to an increase in the credit spreads (i.e., the difference in yield between two securities of similar maturity but different credit quality) and a decline in price of the issuer’s securities. Prices of bonds and senior loans tend to move inversely with changes in interest rates. Typically, a rise in rates will adversely affect bond and senior loans prices and, accordingly, a Fund’s share price. The longer a debt security’s effective maturity and duration, the more its price is likely to react to interest rates. Interest rate changes normally have different effects on variable or floating rate securities than they do on securities with fixed interest rates. When interest rates fall, debt securities may be repaid more quickly than expected and an investing Fund may be required to reinvest the proceeds at a lower interest rate. This is referred to as “prepayment risk.” When interest rates rise, debt securities may be repaid more slowly than expected and the value of the Fund’s holdings may fall sharply. This is referred to as “extension risk.” If an issuer “calls” its bond before its maturity date during a time of declining interest rates, the Fund might have to reinvest the proceeds in an investment offering a lower yield. A Fund may face a heightened level of interest rate risk during periods when the Federal Reserve raises interest rates.
Senior Loans
Senior loans are business loans made to borrowers that may be corporations, partnerships or other entities. These borrowers operate in a variety of industries and across geographic regions. Investing in senior loans involves investment risk and some borrowers default on their senior loan repayments. The risks associated with senior loans are similar to the risks of junk bonds, although senior loans typically are senior and secured, whereas junk bonds often are subordinated and unsecured. Investments in senior loans typically are below investment grade and are considered speculative because of the credit risks of their borrowers. Such borrowers are more likely to default on their payments of interest and principal owed, and such defaults could reduce a Fund’s net asset value and income distributions. An economic downturn generally leads to a higher non-payment rate, and a senior loan may lose significant value before a default occurs. No active trading market may exist for certain senior loans, which may impair the ability of an investing Fund to realize full value in the event of the need to sell a senior loan and which may make it difficult to value senior loans. Adverse market conditions may impair the liquidity of some actively traded senior loans. To the extent that a secondary market does exist for certain senior loans, the market may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods.
Senior loans are subject to the risk that when sold, such sale may not settle in a timely manner, resulting in a settlement date that may be much later than the trade date. Delayed settlement interferes with a Fund’s ability to realize the proceeds of senior loan sales in a timely way. There is no assurance that the liquidation of the collateral would satisfy the claims of the borrower’s obligations in the event of the non-payment of scheduled interest or principal, or that the collateral could be readily liquidated. Senior loans may not be deemed to be securities and, in such case, may not be afforded the anti-fraud protections of the Federal securities laws in the event of fraud or misrepresentation by a borrower.

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Equity Securities
The equity oriented Funds may invest in all types of equity securities, including exchange-traded and over-the-counter common and preferred stocks, warrants, rights, convertible securities, depositary receipts and shares, trust certificates, limited partnership interests, shares of other investment companies, real estate investment trusts and equity participations.
Common Stock. Common stock is an interest in a company, limited liability company, or similar entity that entitles the holder to a share in the profits of the company, in the form of dividends, and the proceeds from a sale or liquidation of the company.
The interests of common shareholders are the most junior in a corporate structure. This means that in the event of the bankruptcy of the company its creditors and any holders of a preferred class of equity securities are paid before the common stockholders are entitled to receive anything. However, any assets of the company in excess of the amount owed to creditors or preferred stockholders are shared pro-rata among the common stockholders. Common stockholders normally have voting control of the company and are entitled to vote on the election of directors and certain fundamental corporate actions.
Convertible Securities. Convertible securities are preferred stocks or fixed income securities that are convertible at the option of the holder, or in some circumstances at the option of the issuing company, at a stated exchange rate or formula into the company’s common stock or other equity securities. At the time a company sells the convertible securities, the conversion price is normally higher than the market price of the common stock.
A holder of convertible securities will generally receive interest or dividends at a rate lower than comparable debt securities, but the holder has the potential for additional gain if the market value of the common stock exceeds the conversion price. When the market price of the common stock is below the conversion price, convertible securities tend to trade like fixed income securities. If the market price of the common stock is higher than the conversion price, convertible securities tend to trade like the common stock. Convertible securities rank senior to common stocks in an issuer’s capital structure and consequently may be of higher quality and entail less risk than the issuer’s common stock. The price of a convertible security will normally vary in some proportion to changes in the price of the underlying common stock because of its conversion or exercise feature. However, the value of a convertible security may not increase or decrease as rapidly as the underlying common stock. A convertible security normally also will provide income and is subject to interest rate risk. Convertible securities may be lower-rated securities and are subject to greater levels of credit risk. A Fund may be forced to convert a security before it would otherwise choose which may have an adverse effect on the Fund’s ability to achieve its investment objective.
Investing in Small and Medium Capitalization Companies. Investing in the equity securities of small and medium capitalization companies involves additional risks compared to investing in large capitalization companies. Compared to large companies, these companies may have more limited product lines and capital resources; have less established markets for their products; have earnings that are more sensitive to changes in the economy, competition and technology; and be more dependent upon key members of management. The market value of the common stock of small and medium capitalization companies may be more volatile, particularly in response to company announcements or industry events, have less active trading markets and be harder to sell at the time and prices that a Sub-adviser considers appropriate.
Initial Public Offerings (“IPOs”). Certain Funds may purchase securities of companies that are offered pursuant to an IPO. An IPO is a company’s first offering of stock to the public in the primary market, typically to raise additional capital. Like all equity securities, IPO securities are subject to market risk and liquidity risk, but those risks may be heightened for IPO securities. The market value of IPO securities may fluctuate considerably due to factors such as the absence of a prior public market for the security, unseasoned trading of the security, the small number of shares available for trading, limited information about the issuer, and aberrational trading activity and market interest surrounding the IPO. There is also the possibility of losses resulting from the difference between the issue price and potential diminished value of the security once it is traded in the secondary market. In addition, the purchase of IPO securities may involve high transaction costs. The Funds’ investment in IPO securities may have a significant positive or negative impact on the Funds’ performance and may result in significant capital gains.

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Non-Publicly Traded Securities. The Funds may invest in non-publicly traded securities, which may be less liquid than publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized from these sales could be less than those originally paid by a Fund. In addition, companies whose securities are not publicly traded are not subject to the disclosure and other investor protection requirements that may be applicable if their securities were publicly traded.
Preferred Stocks. Preferred stocks are equity securities, but they have many characteristics of fixed income securities. Their similarities to fixed income securities generally cause preferred stocks to trade more like debt instruments than common stocks. Thus, the value of preferred stocks reflects the credit risk of the company and the dividend yield on the preferred stocks compared to prevailing interest rates. Preferred stocks are entitled to receive dividends before any dividend is paid to the holders of common stock. The dividend may be at a fixed or variable dividend payment rate, may be payable on fixed dates or at times determined by the company and may be payable in cash, additional shares of preferred stock or other securities. Many preferred stocks are redeemable at the option of the company after a certain date. Holders of preferred stock are also entitled to receive a payment upon the sale or liquidation of a company before any payment is made to the company’s common stockholders. However, preferred stock is an equity security and, therefore, is junior in priority of payment to the company’s creditors in the event of a bankruptcy, including holders of the company’s debt securities. This junior ranking to creditors makes preferred stock riskier than fixed income securities.
Warrants and Stock Purchase Rights. Warrants and stock purchase rights are securities permitting, but not obligating, their holder to purchase other securities, normally the issuer’s common stock. Stock purchase rights are frequently issued as a dividend to a company’s stockholders and represent the right to purchase a fixed number of shares at a fixed or formula price. The price may reflect a discount to the market price. Warrants are generally sold by a company or issuer together with fixed income securities and represent the right to a fixed number of shares of common stock or other securities at a fixed or formula price. The exercise price is normally higher than the market price at the time the company sells the warrant.
Warrants and stock purchase rights do not carry with them the right to receive dividends on or to vote the securities that they entitle their holders to purchase. They also do not entitle the holder to share in the assets of the company during the company’s liquidation. The rights to purchase common stock or other securities conferred by a warrant or stock purchase right may only be exercised on specific dates or for a specific period. Trading in these instruments is affected both by the relationship of the exercise price to the current market price of the common stock or other securities and also by the period remaining until the right or warrant expires. An investment in warrants and stock purchase rights may be considered more speculative than other types of equity investments. A warrant or stock purchase right expires worthless if it is not exercised on or prior to its expiration date.
Fixed Income Securities
The market value of the obligations held by the Funds can be expected to vary inversely to changes in prevailing interest rates. Investors also should recognize that, in periods of declining interest rates, a Fund’s yield will tend to be somewhat higher than prevailing market rates and, in periods of rising interest rates a Fund’s yield will tend to be somewhat lower. Also, when interest rates are falling, the inflow of net new money to the Funds from the continuous sale of their shares will tend to be invested in instruments producing lower yields than the balance of their portfolios, thereby reducing a Fund’s current yield. In periods of rising interest rates, the opposite can be expected to occur. In addition, securities in which the Funds may invest may not yield as high a level of current income as might be achieved by investing in securities with less liquidity, less creditworthiness or longer maturities. Declines in dealer market-making capacity as a result of structural or regulatory changes could decrease liquidity and/or increase volatility in the fixed income markets.
Certain of the Funds may invest in U.S. government securities, its agencies or government-sponsored enterprises (Note that securities issued by U.S. Government agencies or government-sponsored enterprises may not be guaranteed by the U.S. Treasury), corporate debt securities of U.S. and Non-U.S. issuers, including convertible securities and corporate commercial paper, mortgage-backed and other ABS, inflation-indexed bonds issued by both governments and corporations, structured notes, including hybrid or “indexed” securities, loan participations and assignments, delayed funding loans and revolving credit facilities, bank certificates of deposit, fixed time deposits and bankers’ acceptances, repurchase agreements on fixed income instruments and reverse repurchase agreements on fixed income instruments, debt securities issued by states or local governments and their agencies, authorities and other government-sponsored enterprises, and obligations of international agencies or supranational entities.

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Brady Bonds. “Brady Bonds” is a term used to refer to fixed income instruments that are issued as part of a debt restructuring in which the bonds are issued in exchange for cash and certain of the country’s outstanding commercial bank loans. Investors should recognize that Brady Bonds do not have a long payment history. Brady Bonds may be collateralized or uncollateralized, are issued in various currencies (primarily the U.S. dollar) and are actively traded in the over-the-counter secondary market for debt of Latin American issuers. In light of the history of commercial bank loan defaults by Latin American public and private entities, investments in Brady Bonds may be viewed as speculative and subject to, among other things, the risk of default.
Dollar-denominated, collateralized Brady Bonds, which may be fixed rate par bonds or floating rate discount bonds, are collateralized in full as to principal by U.S. Treasury zero coupon bonds having the same maturity as the bonds. Interest payments on these Brady Bonds generally are collateralized by cash or securities in the amount that, in the case of fixed rate bonds, is equal to at least one year of rolling interest payments or, in the case of floating rate bonds, initially is equal to at least one year’s rolling interest payments based on the applicable interest rate at that time and is adjusted at regular intervals thereafter.
Brady Bonds are often viewed as having three or four valuation components: the collateralized repayment of principal at final maturity; the collateralized interest payments; the uncollateralized interest payments; and any uncollateralized repayment of principal at maturity (these uncollateralized amounts constituting the “residual risk”).
Corporate Debt Securities. Corporate debt securities are subject to the risk of the issuer’s inability to meet principal and interest payments on the obligation and may also be subject to price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity. When interest rates rise, the value of corporate debt securities can be expected to decline. Debt securities with longer maturities tend to be more sensitive to interest rate movements than those with shorter maturities.
A Fund’s investments in U.S. dollar or foreign currency-denominated corporate debt securities of domestic or foreign issuers are limited to corporate debt securities (corporate bonds, debentures, notes and other similar corporate debt instruments, including convertible securities) which meet the minimum ratings criteria set forth for the Funds, or, if unrated, are in the Sub-adviser’s opinion comparable in quality to corporate debt securities in which the Funds may invest.
Corporate income-producing securities may include forms of preferred or preference stock. The rate of interest on a corporate debt security may be fixed, floating or variable, and may vary inversely with respect to a reference rate. The rate of return or return of principal on some debt obligations may be linked or indexed to the level of exchange rates between the U.S. dollar and a foreign currency or currencies. Debt securities may be acquired with warrants attached.
Securities rated Baa and BBB are the lowest which are considered “investment grade” obligations. Moody’s Investors Service, Inc. (“Moody’s”) describes securities rated Baa as “medium-grade” obligations; they are “neither highly protected nor poorly secured ... [i]nterest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.” Standard & Poor’s Ratings Group (“S&P”) describes securities rated BBB as “regarded as having an adequate capacity to pay interest and repay principal ... [w]hereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal... than in higher rated categories.”
Debt Securities Rating Criteria. Investment grade debt securities are those rated “BBB” or higher by S&P, “Baa” or higher by Moody’s, the equivalent rating of other nationally recognized statistical rating organizations (“NRSROs”) or determined to be of equivalent credit quality by the Sub-advisers. Debt securities rated BBB are considered medium grade obligations. Adverse economic conditions or changing circumstances may weaken the issuer’s ability to pay interest and repay principal.
Below investment grade debt securities are those rated “BB” and below by S&P, Moody’s or the equivalent rating of other NRSROs. Below investment grade debt securities or comparable unrated securities are commonly referred to as “junk bonds” and are considered predominantly speculative and may be questionable as to the capacity to make principal and interest payments. Changes in economic conditions are more likely to lead to a weakened capacity to make principal payments and interest payments. The amount of junk bond securities outstanding has proliferated as an increasing number of issuers have used junk bonds for corporate financing. An economic downturn could

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severely affect the ability of highly leveraged issuers to service their debt obligations or to repay their obligations upon maturity. Factors having an adverse impact on the market value of lower quality securities will have an adverse effect on a Fund’s NAV to the extent it invests in such securities. In addition, the Fund may incur additional expenses to the extent they are required to seek recovery upon a default in payment of principal or interest on their portfolio holdings.
The secondary market for junk bond securities, which is concentrated in relatively few market makers, may not be as liquid as the secondary market for more highly rated securities, a factor which may have an adverse effect on a Fund’s ability to dispose of a particular security when necessary to meet its liquidity needs. Under adverse market or economic conditions, the secondary market for junk bond securities could contract further, independent of any specific adverse changes in the condition of a particular issuer. As a result, a Fund could find it more difficult to sell these securities or may be able to sell the securities only at prices lower than if such securities were widely traded. Prices realized upon the sale of such lower rated or unrated securities, under these circumstances, may be less than the prices used in calculating a Fund’s NAV.
Since investors generally perceive that there are greater risks associated with lower quality debt securities of the type in which a Fund may invest a portion of its assets, the yields and prices of such securities may tend to fluctuate more than those for higher rated securities. In the lower quality segments of the debt securities market, changes in perceptions of issuers’ creditworthiness tend to occur more frequently and in a more pronounced manner than do changes in higher quality segments of the debt securities market, resulting in greater yield and price volatility.
Lower rated and comparable unrated debt securities tend to offer higher yields than higher rated securities with the same maturities because the historical financial condition of the issuers of such securities may not have been as strong as that of other issuers. However, lower rated securities generally involve greater risks of loss of income and principal than higher rated securities. The Sub-advisers will attempt to reduce these risks through portfolio diversification and by analysis of each issuer and its ability to make timely payments of income and principal, as well as broad economic trends and corporate developments.
The definitions of the ratings of debt obligations may be found in Appendix A following this SAI.
High Yield Securities. The Funds may invest in medium or lower rated securities and unrated securities of comparable quality, sometimes referred to as “junk bonds.” Generally, such securities offer a higher current yield than is offered by higher rated securities, but also (i) will likely have some quality and protective characteristics that, in the judgment of the rating organizations, are outweighed by large uncertainties or major risk exposures to adverse conditions and (ii) are predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligations.
The market values of certain of these securities also tend to be more sensitive to individual corporate developments and changes in economic conditions than higher quality bonds. In addition, medium and lower rated securities and comparable unrated securities generally present a higher degree of credit risk. The risk of loss because of default by these issuers is significantly greater because medium and lower rated securities generally are unsecured and frequently subordinated to the prior payment of senior indebtedness. In light of these risks, the Board has instructed the Sub-advisers, in evaluating the creditworthiness of an issue, whether rated or unrated, to take various factors into consideration, which may include, as applicable, the issuer’s financial resources, its sensitivity to economic conditions and trends, the operating history of and the community support for the facility financed by the issue, the ability of the issuer’s management and regulatory matters.
In addition, the market value of securities in lower rated categories is more volatile than that of higher quality securities, and the markets in which medium and lower rated securities are traded are more limited than those in which higher rated securities are traded. The existence of limited markets may make it more difficult for a Fund to obtain accurate market quotations for purposes of valuing its securities and calculating its NAV. Moreover, the lack of a liquid trading market may restrict the availability of securities for the Funds to purchase and may also have the effect of limiting the ability of the Funds to sell securities at their fair value either to meet redemption requests or to respond to changes in the economy or the financial markets.
Lower rated debt obligations also present risks based on payment expectations. If an issuer calls the obligation for redemption, a Fund may have to replace the security with a lower yielding security, resulting in a decreased return for investors. Also, the principal value of bonds moves inversely with movements in interest rates; in the event of rising interest rates, the value of the securities held by the Funds may decline more than a portfolio consisting of

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higher rated securities. If the Funds experience unexpected net redemptions, it may be forced to sell its higher rated bonds, resulting in a decline in the overall credit quality of the securities held by the Funds and increasing the exposure of the Funds to the risks of lower rated securities. Investments in zero coupon bonds may be more speculative and subject to greater fluctuations in value because of changes in interest rates than bonds that pay interest currently.
Subsequent to its purchase by a Fund, an issue of securities may cease to be rated or its rating may be reduced below the minimum required for purchase by the Funds. Neither event will require sale of these securities by the Funds, but the Sub-advisers will consider the event in determining whether the Funds should continue to hold the security.
Loan Participations. The Funds may invest in fixed and floating rate loans (“Loans”) arranged through private negotiations between a borrowing corporation, government or other entity (“Borrower”) and one or more financial institutions (“Lenders”) in the form of participations in Loans (“Participations”). Participations typically will result in the Funds having a contractual relationship only with the Lender, not with the Borrower. A Fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the Participation and only upon receipt by the Lender of the payments from the Borrower. In connection with purchasing Participations, a Fund generally will have no right to enforce compliance by the Borrower with the terms of the loan agreement relating to the Loan, nor any rights of set off against the Borrower, and the Funds may not directly benefit from any collateral supporting the Loan in which it has purchased the Participation. As a result, the Funds will assume the credit risk of both the Borrower and the Lender that is selling the Participation. In the event of the insolvency of the Lender selling a Participation, the Funds may be treated as a general creditor of the Lender and may not benefit from any set off between the Lender and the Borrower. The Funds will acquire Participations only if the Lender is interpositioned between the Funds and the Borrower is determined by the applicable Sub-adviser to be creditworthy.
There are risks involved in investing in Participations. The Funds may have difficulty disposing of them because there is no liquid market for such securities. The lack of a liquid secondary market will have an adverse impact on the value of such securities and on a Fund’s ability to dispose of particular Participations when necessary to meet the Fund’s liquidity needs or in response to a specific economic event, such as a deterioration in the creditworthiness of the Borrower. The lack of a liquid market for Participations also may make it more difficult for a Fund to assign a value to these securities for purposes of valuing its portfolio and calculating its NAV.
Ratings as Investment Criteria. In general, the ratings of an NRSRO such as Moody’s and S&P represent the opinions of those agencies as to the quality of debt obligations that they rate. It should be emphasized, however, that these ratings are relative and subjective, are not absolute standards of quality and do not evaluate the market risk of securities. These ratings will be used by the Funds as initial criteria for the selection of portfolio securities, but the Funds also will rely upon the independent advice of their Sub-advisers to evaluate potential investments. Among the factors that will be considered are the long-term ability of the issuer to pay principal and interest and general economic trends.
Subsequent to its purchase by a Fund, an issue of debt obligations may cease to be rated or its rating may be reduced below the minimum required for purchase by that Fund. Neither event will require the sale of the debt obligation by the Fund, but the Fund’s Sub-advisers will consider the event in their determination of whether the Fund should continue to hold the obligation. In addition, to the extent that the ratings change as a result of changes in rating organizations or their rating systems or owing to a corporate restructuring of an NRSRO, a Fund will attempt to use comparable ratings as standards for its investments in accordance with its investment objectives and policies.
Trust Preferred Securities. The fixed income oriented Funds may invest in “trust preferred securities,” or “capital notes.” Trust preferred securities or capital notes are convertible preferred shares issued by a trust where proceeds from the sale are used to purchase convertible subordinated debt from the issuer. The convertible subordinated debt is the sole asset of the trust. The coupon from the issuer to the trust exactly mirrors the preferred dividend paid by the trust. Upon conversion by the investors, the trust in turn converts the convertible debentures and passes through the shares to the investors.
Variable and Floating Rate Securities. The Funds may invest in variable and floating rate securities. Variable and floating rate securities provide for a periodic adjustment in the interest rate paid on the obligations. The terms of such obligations provide that interest rates are adjusted periodically based upon an interest rate adjustment index as provided in the respective obligations. The adjustment intervals may be regular, and range from daily up to annually, or may be event based, such as based on a change in the prime rate.

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The Funds may invest in floating rate debt instruments (“floaters”) and engage in credit spread trades. The interest rate on a floater is a variable rate which is tied to another interest rate, such as a money-market index or Treasury bill rate. The interest rate on a floater resets periodically, typically every six months. While, because of the interest rate reset feature, floaters provide the Funds with a certain degree of protection against rises in interest rates, the Funds will participate in any declines in interest rates as well. A credit spread trade is an investment position relating to a difference in the prices or interest rates of two securities or currencies, where the value of the investment position is determined by movements in the difference between the prices or interest rates, as the case may be, of the respective securities or currencies.
The Funds may also invest in inverse floating rate debt instruments (“inverse floaters”). The interest rate on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floating rate security may exhibit greater price volatility than a fixed rate obligation of similar credit quality.
Variable rate demand notes (“VRDNs”) are obligations issued by corporate or governmental entities which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the unpaid principal balance plus accrued interest upon a short notice period not to exceed seven days. The interest rates are adjustable at intervals ranging from daily to up to every six months to some prevailing market rate for similar investments, such adjustment formula being calculated to maintain the market value of the VRDN at approximately the par value of the VRDN upon the adjustment date. The adjustments are typically based upon the prime rate of a bank or some other appropriate interest rate adjustment index.
Master demand notes are notes which provide for a periodic adjustment in the interest rate paid (usually tied to the Treasury bill auction rate) and permit daily changes in the principal amount borrowed. While there may be no active secondary market with respect to a particular VRDN purchased by a Fund, the Fund may, upon the notice specified in the note, demand payment of the principal of and accrued interest on the note at any time and may resell the note at any time to a third-party.
The absence of such an active secondary market, however, could make it difficult for the Funds to dispose of the VRDN involved in the event the issuer of the note defaulted on its payment obligations, and the Funds could, for this or other reasons, suffer a loss to the extent of the default.
Foreign Issuers
ADRs, EDRs and GDRs. The Funds may purchase American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”), Global Depositary Receipts (“GDRs”) or other securities representing underlying shares of foreign companies. ADRs are publicly traded on exchanges or over-the-counter in the U.S. and are issued through “sponsored” or “unsponsored” arrangements. In a sponsored ADR arrangement, the foreign issuer assumes the obligation to pay some or all of the depository’s transaction fees, whereas under an unsponsored arrangement, the foreign issuer assumes no obligation and the depository’s transaction fees are paid by the ADR holders. In addition, less information is available in the U.S. about an unsponsored ADR than about a sponsored ADR, and the financial information about a company may not be as reliable for an unsponsored ADR as it is for a sponsored ADR. A Fund may invest in ADRs through both sponsored and unsponsored arrangements.
Custody Services and Related Investment Costs. Custody services and other costs relating to investment in international securities markets generally are more expensive than in the U.S. Such markets have settlement and clearance procedures that differ from those in the U.S. In certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. The inability of a Fund to make intended securities purchases because of settlement problems could cause the Fund to miss attractive investment opportunities. Inability to dispose of a portfolio security caused by settlement problems could result either in losses to a Fund because of a subsequent decline in value of the portfolio security or could result in possible liability to the Fund. In addition, security settlement and clearance procedures in some emerging countries may not fully protect a Fund against loss or theft of its assets.
Economic, Political and Social Factors. Certain non-U.S. countries, including emerging markets, may be subject to a greater degree of economic, political and social instability than is the case in the U.S. and Western European countries. Such instability may result from, among other things: (i) authoritarian governments or military involvement in political and economic decision making; (ii) popular unrest associated with demands for improved economic, political and social conditions; (iii) internal insurgencies; (iv) hostile relations with neighboring

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countries; and (v) ethnic, religious and racial disaffection and conflict. Such economic, political and social instability could significantly disrupt the financial markets in such countries and the ability of the issuers in such countries to repay their obligations. Investing in emerging countries also involves the risk of expropriation, nationalization, confiscation of assets and property or the imposition of restrictions on foreign investments and on repatriation of capital invested. In the event of such expropriation, nationalization or other confiscation in any emerging country, a Fund could lose its entire investment in that country.
Certain emerging market countries restrict or control foreign investment in their securities markets to varying degrees. These restrictions may limit a Fund’s investment in those markets and may increase the expenses of the Fund. In addition, the repatriation of both investment income and capital from certain markets in the region is subject to restrictions such as the need for certain governmental consents. Even where there is no outright restriction on repatriation of capital, the mechanics of repatriation may affect certain aspects of a Fund’s operation.
Economies in individual non-U.S. countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rates of inflation, currency valuation, capital reinvestment, resource self-sufficiency and balance of payments positions. Many non-U.S. countries have experienced substantial, and in some cases extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, very negative effects on the economies and securities markets of certain emerging countries.
Economies in emerging countries generally are dependent heavily upon international trade and, accordingly, have been and may continue to be affected adversely by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. These economies also have been, and may continue to be, affected adversely by economic conditions in the countries with which they trade.
Eurodollar Instruments and Yankee Bonds. The Funds may invest in Eurodollar certificates of deposit (“ECDs”), Eurodollar bonds and Yankee bonds. Eurodollar instruments are bonds of corporate and government issuers that pay interest and principal in U.S. dollars but are issued in markets outside the U.S., primarily in Europe. Yankee bonds are bonds of foreign governments and their agencies and foreign banks and corporations that pay interest in U.S. dollars and are typically issued in the U.S. ECDs are U.S. dollar-denominated certificates of deposit issued by foreign branches of domestic banks.
Foreign Securities. The Funds may invest in the securities of non-U.S. issuers. Funds that invest in securities denominated in foreign currencies may engage in foreign currency transactions on a spot (cash) basis and enter into forward foreign currency exchange contracts and invest in foreign currency futures contracts and options on foreign currencies and futures. A forward foreign currency exchange contract, which involves an obligation to purchase or sell a specific currency at a future date at a price set at the time of the contract, reduces a Fund’s exposure to changes in the value of the currency it will deliver and increases its exposure to changes in the value of the currency it will receive for the duration of the contract. The effect on the value of a Fund is similar to selling securities denominated in one currency and purchasing securities denominated in another currency. A contract to sell foreign currency would limit any potential gain which might be realized if the value of the hedged currency increases. A Fund may enter into these contracts to hedge against foreign exchange risk, to increase exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one currency to another. Suitable hedging transactions may not be available in all circumstances and there can be no assurance that a Fund will engage in such transactions at any given time or from time to time. Also, such transactions may not be successful and may eliminate any chance for a Fund to benefit from favorable fluctuations in relevant foreign currencies. A Fund may use one currency (or a basket of currencies) to hedge against adverse changes in the value of another currency (or a basket of currencies) when exchange rates between the two currencies are positively correlated.
Frontier Markets. “Frontier market countries” are a subset of emerging market countries with even smaller national economies, so these risks may be magnified further. Frontier market countries may also be more affected by government activities than more developed countries. For example, the governments of frontier market countries may exercise substantial influence within the private sector or subject investments to government approval, and governments of other countries may impose or negotiate trade barriers, exchange controls, adjustments to relative currency values and other measures that adversely affect a frontier market country. Governments of other countries may also impose sanctions or embargoes on frontier market countries.

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Foreign Securities Markets and Regulations. There may be less publicly available information about non-U.S. markets and issuers than is available with respect to U.S. securities and issuers. Non-U.S. companies generally are not subject to accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. companies. The trading markets for most non-U.S. securities are generally less liquid and subject to greater price volatility than the markets for comparable securities in the U.S. The markets for securities in certain emerging markets are in the earliest stages of their development. Even the markets for relatively widely traded securities in certain non-U.S. markets, including emerging countries, may not be able to absorb, without price disruptions, a significant increase in trading volume or trades of a size customarily undertaken by institutional investors in the U.S. Additionally, market making and arbitrage activities are generally less extensive in such markets, which may contribute to increased volatility and reduced liquidity.
The less liquid a market, the more difficult it may be for a Fund to accurately price its portfolio securities or to dispose of such securities at the times determined by the Sub-advisers to be appropriate. The risks associated with reduced liquidity may be particularly acute in situations in which a Fund’s operations require cash, such as in order to meet redemptions and to pay its expenses.
Risks of Non-U.S. Investments. To the extent a Fund invests in the securities of non-U.S. issuers, those investments involve considerations and risks not typically associated with investing in the securities of issuers in the U.S. These risks are heightened with respect to investments in countries with emerging markets and economies. The risks of investing in securities of non-U.S. issuers or issuers with significant exposure to non-U.S. markets may be related, among other things, to: (i) differences in size, liquidity and volatility of, and the degree and manner of regulation of, the securities markets of certain non-U.S. markets compared to the securities markets in the U.S.; (ii) economic, political and social factors; and (iii) foreign exchange matters, such as restrictions on the repatriation of capital, fluctuations in exchange rates between the U.S. dollar and the currencies in which a Fund’s portfolio securities are quoted or denominated, exchange control regulations and costs associated with currency exchange. The political and economic structures in certain non-U.S. countries, particularly emerging markets, are expected to undergo significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristic of more developed countries.
Unanticipated political or social developments may affect the values of a Fund’s investments in such countries. The economies and securities and currency markets of many emerging markets have experienced significant disruption and declines. There can be no assurances that these economic and market disruptions will not continue.
Growing tensions, including trade disputes, between the United States and other nations, or among foreign powers, and possible diplomatic, trade or other sanctions could adversely impact the global economy, financial markets and the Funds. The strengthening or weakening of the U.S. dollar relative to other currencies may, among other things, adversely affect the Funds’ investments denominated in non-U.S. dollar currencies. It is difficult to predict when similar events affecting the U.S. or global financial markets may occur, the effects that such events may have, and the duration of those effects.
Investments in China. China is an emerging market, and as a result, investments in securities of companies organized and listed in China may be subject to liquidity constraints and significantly higher volatility, from time to time, than investments in securities of more developed markets. China may be subject to considerable government intervention and varying degrees of economic, political and social instability. These factors may result in, among other things, a greater risk of stock market, interest rate, and currency fluctuations, as well as inflation. While progress has been made in aligning audit oversight between China and the United States, including the Public Company Accounting Oversight Board’s recent inspections of certain Chinese companies, significant differences remain in accounting, auditing, and financial reporting standards. Therefore, foreign investors may face challenges in accessing reliable and transparent financial information, and disclosure of certain material information may not be made, may be less available, or may be less reliable. It may also be difficult or impossible for a Fund to obtain or enforce a judgment in a Chinese court. In addition, periodically there may be restrictions on investments in Chinese companies. For example, Executive Orders have been issued prohibiting U.S. persons from purchasing or investing in publicly-traded securities of certain companies identified by the U.S. Government because of their ties to the Chinese military or China’s surveillance technology sector.
These restrictions have also applied to instruments that are derivative of, or are designed to provide investment exposure to, those companies. The list of affected securities is subject to change and has expanded over time. As a result, these restrictions may reduce the liquidity of designated securities, impact their market prices, and potentially

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create broader market effects for other Chinese-based issuers. As a result of an increase in the number of investors looking to sell such securities, or because of an inability to participate in an investment that the Adviser or a Sub-adviser otherwise believes is attractive, a Fund may incur losses. Certain investments that are or become designated as prohibited may have less liquidity as a result of such designation and the market price of such prohibited investments may decline, potentially causing losses to a Fund. In addition, the market for securities and other investments of other Chinese-based issuers may also be negatively impacted, resulting in reduced liquidity and price declines.
Investments in the United Kingdom (the “UK”). On January 31, 2020, the UK officially withdrew from the European Union (the “EU”) (commonly known as “Brexit”). Following a transition period, the UK’s post-Brexit trade agreement with the EU passed into law in December 2020, became effective on a provisional basis on January 1, 2021, and formally entered into force on May 1, 2021.
The impact of Brexit on the UK, the EU and global markets remains unclear and will depend largely upon the UK’s ability to negotiate favorable terms with the EU with respect to trade and market access. Brexit may also impact each of these markets should it lead to the creation of divergent national laws and regulations that produce new legal regimes and unpredictable tax consequences. As a result of the uncertain consequences of Brexit, the economies of the UK and EU as well as the broader global economy could be significantly impacted, which may result in increased volatility and illiquidity, and potentially lower economic growth on markets in the UK, EU and globally that could potentially have an adverse effect on the value of a Fund’s investments.
Investments in Russia. Russia launched a large-scale invasion of Ukraine on February 24, 2022, significantly amplifying already existing geopolitical tensions. Russia’s actions and the resulting responses by the United States and other countries could increase volatility and uncertainty in the financial markets and adversely affect regional and global economies. The United States and other countries have imposed broad-ranging economic sanctions on Russia, certain Russian individuals, banking entities and corporations, and Belarus as a response to Russia’s invasion of Ukraine and may impose sanctions on other countries that provide military or economic support to Russia. The sanctions restrict companies from doing business with Russia and Russian companies, prohibit transactions with the Russian central bank and other key Russian financial institutions and entities, ban Russian airlines and ships from using many other countries’ airspace and ports, respectively, and place a freeze on certain Russian assets. The sanctions also removed some Russian banks from the Society for Worldwide Interbank Financial Telecommunications (SWIFT), the electronic network that connects banks globally to facilitate cross-border payments. In addition, the United States and the UK have banned oil and other energy imports from Russia, and the EU has banned most Russian crude oil imports and refined petroleum products, with limited exceptions. The extent and duration of Russia’s military actions or future escalation of such hostilities, and the extent and impact of the resulting sanctions (including any retaliatory actions or countermeasures that may be taken by those subject to sanctions, including cyber-attacks) are impossible to predict, but could result in significant market disruptions, including in certain industries or sectors, such as the oil and natural gas markets, and may negatively affect global supply chains, inflation and global growth. These and any related events could have a significant impact on a Fund’s performance and the value of the Fund’s investments, even though the Fund does not have direct exposure to Russian issuers or issuers in other countries affected by the invasion.
Investments in the Middle East. Armed conflict between Israel and Hamas and other militant groups in the Middle East and related events could cause significant market disruptions and volatility. This conflict could disrupt regional trade and supply chains, potentially affecting U.S. businesses with exposure to the region. Additionally, the Middle East plays a pivotal role in the global energy sector, and prolonged instability could impact oil prices, leading to increased costs for businesses and consumers. These and any related events could significantly impact a Fund’s performance and the value of an investment in a Fund, even if the Fund does not have direct exposure to affected issuers.
Supranational Entities. In order to qualify as RICs, the Funds must satisfy the diversification requirements of the IRC pursuant to which each Fund, amongst other requirements described in the “Taxes” section below, is limited to investing up to 25% of its total assets in the securities of any one issuer, which includes the debt securities issued by supranational organizations such as the International Bank for Reconstruction and Development (“World Bank”), which was chartered to finance development projects in developing member countries; and the Asian Development

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Bank, which is an international development bank established to lend funds, promote investment and provide technical assistance to member nations in the Asian and Pacific regions. As supranational entities do not possess taxing authority, they are dependent upon their members’ continued support in order to meet interest and principal payments.
Withholding and Other Taxes. The Funds may be subject to taxes, including withholding taxes imposed by certain non-U.S. countries on income (possibly including, in some cases, capital gains) earned with respect to a Fund’s investments in such countries. These taxes will reduce the return achieved by a Fund. Treaties between the U.S. and such countries may reduce the otherwise applicable tax rates.
Derivatives
Overview
The Funds may enter into a variety of derivatives as means to hedge its exposure to a number of risks associated with its investment strategies or otherwise implement its investment strategies. The derivatives markets consist of, among other things, (a) futures contracts and options on such futures (both of which trade exclusively on regulated futures exchanges), (b) swaps and other derivatives traded on regulated swap execution and trading facilities and privately-negotiated bilateral derivatives contracts and (c) certain securities or securities with embedded derivatives, such as options or hybrid securities (some of which may be traded on regulated securities exchanges). Transactions other than exchange-traded futures and exchange-traded options or securities are sometimes referred to as “OTC” derivatives. Derivatives contracts are available with respect to a variety of asset classes including, for example, foreign exchange, interest rates, credit, equity and commodities.
Regulation relating to a Fund’s use of derivatives and related instruments, including Rule 18f-4 under the 1940 Act, could potentially limit or impact the Fund’s ability to invest in derivatives, limit the Fund’s ability to employ certain strategies that use derivatives and/or adversely affect the value of derivatives and the Fund’s performance.
Regulation of Derivatives
In an attempt to reduce systemic and counterparty risks associated with OTC derivative transactions, the Dodd-Frank Act requires that a substantial portion of OTC derivatives be submitted for clearing to regulated clearinghouses. The Commodity Futures Trading Commission (“CFTC”) also requires a substantial portion of derivative transactions that have historically been executed on a bilateral basis in the OTC markets to be executed through a regulated swap execution facility or designated contract market. The SEC has and is expected to continue to impose similar requirements with respect to security-based swaps. Such requirements could limit the ability of the Funds to invest or remain invested in derivatives and may make it more difficult and costly for investment funds, including the Funds, to enter into highly tailored or customized transactions. They may also render certain strategies in which a Fund might otherwise engage impossible or so costly that they will no longer be economical to implement.
OTC trades submitted for clearing will be subject to minimum initial and variation margin requirements set by the relevant clearinghouse, as may be adjusted to a higher amount by a Fund’s Futures Commission Merchant, as well as SEC- or CFTC-mandated margin requirements. With respect to uncleared swaps, swap dealers are required to collect variation margin from the Fund and may be required to collect initial margin from the Fund pursuant to the CFTC’s or the Prudential Regulators’ uncleared swap margin rules. Both initial and variation margin must be in the form of eligible collateral, and may be composed of cash and/or securities, subject to applicable regulatory haircuts. These rules also mandate that collateral in the form of initial margin be posted to cover potential future exposure attributable to uncleared swap transactions for certain entities, which may include the Fund. In the event the Fund is required to post collateral in the form of initial margin in respect of its uncleared swap transactions, all such collateral will be posted with a third-party custodian pursuant to a triparty custody agreement between the Fund, its dealer counterparty and an unaffiliated custodian.
Although the Dodd-Frank Act requires many OTC derivative transactions previously entered into on a principal-to-principal basis to be submitted for clearing by a regulated clearinghouse, certain of the derivatives that may be traded by a Fund may remain principal-to-principal or OTC contracts between the Fund and third parties. The risk of counterparty non-performance can be significant in the case of these OTC instruments, and “bid-ask” spreads may be unusually wide in these markets. To the extent not mitigated by implementation of the Dodd-Frank Act, if at all, the risks posed by such instruments and techniques, which can be complex, may include: (1) credit risks (the exposure to the possibility of loss resulting from a counterparty’s failure to meet its financial obligations), as further

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discussed below; (2) market risk (adverse movements in the price of a financial asset or commodity); (3) legal risks (the characterization of a transaction or a party’s legal capacity to enter into it could render the transaction unenforceable, and the insolvency or bankruptcy of a counterparty could pre-empt otherwise enforceable contract rights); (4) operational risk (inadequate controls, deficient procedures, human error, system failure or fraud); (5) documentation risk (exposure to losses resulting from inadequate documentation); (6) liquidity risk (exposure to losses created by inability to prematurely terminate derivative transactions); (7) systemic risk (the risk that financial difficulties in one institution or a major market disruption will cause uncontrollable financial harm to the financial system); (8) concentration risk (exposure to losses from the concentration of closely related risks such as exposure to a particular industry or exposure linked to a particular entity); and (9) settlement risk (the risk faced when one party to a transaction has performed its obligations under a contract but has not yet received value from its counterparty).
Swap dealers and major swap participants that are registered with the CFTC and with whom a Fund may trade are subject to minimum capital and margin requirements. These requirements may apply irrespective of whether the OTC derivatives in question are traded bilaterally or cleared. OTC derivatives dealers are subject to business conduct standards, disclosure requirements, reporting and recordkeeping requirements, transparency requirements, position limits, limitations on conflicts of interest, and other regulatory burdens. These requirements may increase the overall costs for OTC derivative dealers, which are likely to be passed along, at least partially, to market participants in the form of higher fees or less advantageous dealer marks.
Rule 18f-4 under the 1940 Act governs a Fund’s use of derivative instruments and certain other transactions that create future payment and/or delivery obligations by the Fund. Rule 18f-4 permits the Fund to enter into Derivative Transactions (as defined below) and certain other transactions notwithstanding the restrictions on the issuance of  “senior securities” under Section 18 of the 1940 Act. Section 18 of the 1940 Act, among other things, prohibits open-end funds, including the Fund, from issuing or selling any “senior security,” other than borrowing from a bank (subject to a requirement to maintain 300% “asset coverage”). In connection with the adoption of Rule 18f-4, the SEC eliminated the asset segregation framework arising from prior SEC guidance for covering Derivative Transactions and certain financial instruments.
Under Rule 18f-4, “Derivative Transactions” include the following: (1) any swap, security-based swap (including a contract for differences), futures contract, forward contract, option (excluding purchased options), any combination of the foregoing, or any similar instrument, under which a Fund is or may be required to make any payment or delivery of cash or other assets during the life of the instrument or at maturity or early termination, whether as margin or settlement payment or otherwise; (2) any short sale borrowing; (3) reverse repurchase agreements and similar financing transactions, if a Fund elects to treat these transactions as Derivative Transactions under Rule 18f-4; and (4) when-issued or forward-settling securities (e.g., firm and standby commitments, including to-be-announced (“TBA”) commitments, and dollar rolls) and non-standard settlement cycle securities, unless the Fund intends to physically settle the transactions and the transaction will settle within 35 days of its trade date.
Rule 18f-4 requires that a Fund that invests in Derivative Transactions above a specified amount adopt and implement a derivatives risk management program administered by a derivatives risk manager that is appointed by and overseen by the Funds’ Board, and comply with an outer limit on Fund leverage risk based on value at risk (“VaR”). The Funds that use Derivative Transactions in a limited amount are considered “limited derivatives users,” as defined in Rule 18f-4, and will not be subject to the full requirements of Rule 18f-4, but will have to adopt and implement policies and procedures reasonably designed to manage a Fund’s derivatives risk. The Fund will be subject to reporting and recordkeeping requirements regarding its use of Derivative Transactions.
The requirements of Rule 18f-4 may limit a Fund’s ability to engage in Derivative Transactions as part of its investment strategies. These requirements may also increase the cost of the Fund’s investments and cost of doing business, which could adversely affect the value of the Fund’s investments and/or the performance of the Fund. Rule 18f-4 also may not be effective to limit the Fund’s risk of loss. In particular, measurements of VaR rely on historical data and may not accurately measure the degree of risk reflected in the Fund’s derivatives or other investments. There may be additional regulation of the use of Derivative Transactions by registered investment companies, which could significantly affect their use. The ultimate impact of the regulations remains unclear. Additional regulation of Derivative Transactions may make them more costly, limit their availability or utility, otherwise adversely affect their performance or disrupt markets.

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Credit Default Swaps
Credit default swaps are a mechanism to either purchase or sell default protection. As a purchaser of a credit default swap, a Fund pays a premium to enter into an arrangement that protects a portfolio security in the event of a default with respect to the issuer of that security. As a seller of a credit default swap, the Fund collects a premium for selling protection. Consequently, credit default swaps may be used to obtain credit default protection or enhance portfolio income. The Fund may enter into these transactions to preserve a return or spread on a particular investment or portion of its assets, as a duration management technique or to protect against any increase in the price of securities the Fund anticipates purchasing at a later date. The Fund may also use these transactions for speculative purposes, such as to obtain the price performance of a security without actually purchasing the security in circumstances where, for example, the subject security is illiquid, is unavailable for direct investment or available only on less attractive terms. Although certain index credit default swaps are currently subject to mandatory clearing, single name and certain other index credit default swaps are still transacted in the bilateral OTC derivatives market. Swaps have risks associated with them, including the possible default by the counterparty to the transaction, illiquidity and, where swaps are used as hedges, the risk that the use of a swap could result in losses greater than if the swap had not been employed.
For purposes of applying a Fund’s investment policies and restrictions, swap agreements are generally valued by a Fund at market value. In the case of a credit default swap, however, in applying certain of the Fund’s investment policies and restrictions a Fund will value the swap at its notional amount or its full exposure value (i.e., the sum of the notional amount for the contract plus the market value), but may value the credit default swap at market value for purposes of applying certain of the Fund’s other investment policies and restrictions. For example, a Fund may value credit default swaps at full exposure value for purposes of the Fund’s credit quality guidelines because such value reflects the Fund’s actual economic exposure during the term of the credit default swap agreement. In this context, both the notional amount and the market value may be positive or negative depending on whether the Fund is selling or buying protection through the credit default swap. The manner in which certain securities or other instruments are valued by a Fund for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.
Foreign Exchange Contracts
The Funds may invest in securities quoted or denominated in foreign currencies and may hold currencies to meet settlement requirements for foreign securities. To protect against uncertainty in the level of future exchange rates between a particular foreign currency and the U.S. dollar or between foreign currencies, a Fund may engage in different types of foreign exchange transactions (collectively, “Foreign Exchange Contracts”) including, for example, forward foreign exchange contracts, non-deliverable forward exchange transactions, foreign exchange swaps, foreign exchange options, foreign exchange futures transactions and options on foreign exchange futures transactions. Each of these transaction types is described below. The amount the Fund may invest in Foreign Exchange Contracts is limited to the amount of the Fund’s aggregate investments in foreign currencies.
Generally, forward foreign exchange contracts are privately-negotiated bilateral agreements solely involving the exchange of 2 different currencies on a specific future date at a fixed exchange rate agreed upon at the inception of the transaction. They are distinguishable from so-called non-deliverable forward foreign exchange contracts which are discussed further below. Typically, forward foreign exchange contracts (i) are traded in an interbank market conducted directly between currency traders (typically commercial banks or other financial institutions) and their customers, (ii) generally have no deposit requirements and (iii) are consummated without payment of any commissions. A Fund, however, may enter into forward foreign exchange contracts requiring deposits and/or commissions. In fact, the Board of Governors of the Federal Reserve System has implemented supervisory guidance to the effect that federally regulated banks must collect variation margin payments from certain types of financial institutions which may include the Fund in connection with forward foreign exchange contracts. There currently is no central clearing system for such forward foreign exchange contracts entered into on this market and, accordingly, if a Fund wishes to ‘close out’ any such contracts entered into on this market before the specified date, it will be reliant upon the agreement of the relevant counterparty.
At or before the maturity of a forward foreign exchange contract, a Fund may either sell a portfolio security denominated in the same currency as its obligations under the forward foreign exchange contract and use the proceeds of such sale to make delivery under the forward foreign exchange contract or retain the security and offset its obligation to deliver the currency under the forward foreign exchange contract by purchasing a second contract

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pursuant to which the Fund will obtain, on the same maturity date, the same amount of the currency that it is obligated to deliver. If the Fund retains the portfolio security and engages in an offsetting transaction, the Fund, at the time of execution of the offsetting transaction, will incur a gain or a loss to the extent movement has occurred in forward currency contract prices during the period between the Fund’s entering into the original forward foreign exchange contract and entering into the offsetting contract. Should forward prices decline during this period, the Fund will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Fund will suffer a loss to the extent the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.
There are a number of risks associated with entering into forward foreign exchange contracts. These may include settlement risk, which is the risk of loss when one party to the forward foreign exchange contract delivers the currency it sold but does not receive the corresponding amount of the currency it bought. Although many forward foreign exchange transactions mitigate this risk through the use of a payment-versus-payment (“PVP”) settlement arrangement (such as settling trades through CLS Bank International or an escrow arrangement), there is no assurance that all forward foreign exchange transactions entered into by a Fund will be subject to such a PVP arrangement and, therefore, they may be subject to settlement risk. In addition, the market for forward foreign exchange contracts may be limited with respect to certain currencies such that, upon a contract’s maturity, a Fund may be unable to negotiate with the dealer to enter into an offsetting transaction. Moreover, there can be no assurance that an active forward foreign exchange contract market will always exist. Another risk associated with forward foreign exchange contracts is that the correlation between movements in the prices of those contracts and movements in the price of the underlying currency hedged or used for cover may not be perfect. These factors may restrict a Fund’s ability to successfully hedge against the risk of devaluation of currencies in which the Fund holds a substantial quantity of securities and are unrelated to the qualitative rating that may be assigned to any particular security. In addition, although forward foreign exchange contracts may mitigate the risk of loss resulting from a decline in the value of a hedged currency, they may also limit the potential gain that might result from an increase in the value of the hedged currency. If a currency devaluation is generally anticipated, a Fund may not be able to contract to sell currency at a price above the devaluation level it anticipates.
The successful use of forward foreign exchange contracts as a hedging technique draws upon special skills and experience with respect to these instruments and usually depends on the ability of a Fund’s Sub-advisers to forecast interest rate and currency exchange rate movements correctly. Should interest or exchange rates move in an unexpected manner, a Fund may not achieve the anticipated benefits of forward foreign exchange contracts or may realize losses and thus be in a worse position than if those strategies had not been used. Many forward foreign exchange contracts are subject to no daily price fluctuation limits so adverse market movements could continue with respect to those contracts to an unlimited extent over a period of time.
A non-deliverable forward foreign exchange contract or “NDF” generally is similar to a forward foreign exchange contract, except that at maturity the NDF does not require physical delivery of currencies; rather, an NDF typically is settled in U.S. dollars or another reserve currency. One of the currencies involved in the transaction, usually an emerging market currency, may be subject to capital controls or similar restrictions, and is therefore said to be “nondeliverable.” Thus, under an NDF, the transaction terms provide for the payment of a net cash settlement amount on the settlement date in lieu of delivery of the notional amounts of the bought currency and the sold currency. The cash settlement amount is determined by converting the notional amount of one of the currencies (the “reference currency”) into the other currency (the “settlement currency”) at a spot foreign exchange rate that is observed on a pre-agreed pricing source or determined using another pre-agreed method (such source or method, the “settlement rate option”) on a date (a “valuation date”) prior to the settlement date, and netting the currency amounts so that a single net payment in the settlement currency is made on the settlement date by the party owing the excess. In some NDFs, each of the bought currency and the sold currency is converted into a third currency that serves as the settlement currency. In either case, under an NDF no payment or account transfer takes place in the reference currency.
Futures and Options on Futures
The Funds may enter into futures contracts and purchase and write (sell) options on futures contracts, including but not limited to interest rate, securities index and foreign currency futures contracts and put and call options on these futures contracts. These contracts will be entered into only upon the concurrence of the Sub-advisers that such contracts are necessary or appropriate in the management of a Fund’s assets. These contracts will be entered into on

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exchanges designated by the CFTC or, consistent with CFTC regulations, on foreign exchanges. These transactions may be entered into for bona fide hedging and other permissible risk management purposes including protecting against anticipated changes in the value of securities a Fund intends to purchase.
The Funds may buy and sell index futures contracts with respect to any index traded on a recognized exchange or board of trade. An index futures contract is a bilateral agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to a specified dollar amount times the difference between the index value at the close of trading of the contract and the price at which the futures contract is originally struck. No physical delivery of the securities comprising the index is made. Instead, settlement in cash must occur upon the termination of the contract, with the settlement being the difference between the contract price, and the actual level of the stock index at the expiration of the contract. Generally, contracts are closed out prior to the expiration date of the contract.
A Fund may lose the expected benefit of these futures or options transactions and may incur losses if the prices of the underlying securities or commodities move in an unanticipated manner. In addition, changes in the value of a Fund’s futures and options positions may not prove to be perfectly or even highly correlated with changes in the value of its portfolio securities. Successful use of futures and related options is subject to a Sub-adviser’s ability to correctly predict movements in the direction of the securities markets generally, which ability may require different skills and techniques than predicting changes in the prices of individual securities. Moreover, futures and options contracts may only be closed out by entering into offsetting transactions on the exchange where the position was entered into (or a linked exchange), and as a result of daily price fluctuation limits there can be no assurance that an offsetting transaction could be entered into at an advantageous price at any particular time. Consequently, a Fund may realize a loss on a futures contract or option that is not offset by an increase in the value of its portfolio securities that are being hedged or the Fund may not be able to close a futures or options position without incurring a loss in the event of adverse price movements.
A Fund will incur brokerage costs whether or not its hedging is successful and will be required to post and maintain “margin” as a good-faith deposit against performance of its obligations under futures contracts and under options written by the Fund. Futures and options positions are marked to the market daily and a Fund may be required to make subsequent “variation” margin payments depending upon whether its positions increase or decrease in value. In this context margin payments involve no borrowing on the part of a Fund. After an option is purchased, it may suffer a total loss of premium (plus transaction costs) if that option expires without being exercised. An option’s time value (i.e., the component of the option’s value at any time that exceeds the in-the-money amount as of such time) tends to diminish over time. Even though an option may be in-the-money to the purchaser at various times prior to its expiration date, the purchaser’s ability to realize the value of an option depends on when and how the option may be exercised. For example, the terms of a transaction may provide for the option to be exercised automatically if it is in-the-money on the expiration date. Conversely, the terms may require timely delivery of a notice of exercise, and exercise may be subject to other conditions (such as the occurrence or non-occurrence of certain events, such as knock-in, knock-out or other barrier events) and timing requirements, including the “style” of the option.
Options on Securities and Securities Indices
The Funds may purchase put and call options on any security in which it may invest or options on any securities index based on securities in which it may invest. A Fund would also be able to enter into closing sale transactions in order to realize gains or minimize losses on options it has purchased.
Purchasing Call and Put Options. The Funds will normally purchase call options in anticipation of an increase in the market value of securities of the type in which they may invest. The purchase of a call option will entitle a Fund, in return for the premium paid, to purchase specified securities at a specified price during the option period. A Fund will ordinarily realize a gain if, during the option period, the value of such securities exceeded the sum of the exercise price, the premium paid and transaction costs; otherwise, the Fund will realize either no gain or a loss on the purchase of the call option.
Under a conventional cash-settled option, the purchaser of the option pays a premium in exchange for the right to receive, upon exercise of the option, (i) in the case of a call option, the excess, if any, of the reference price or value of the underlier (as determined pursuant to the terms of the option) above the option’s strike price or (ii) in the case of a put option, the excess, if any, of the option’s strike price above the reference price or value of the underlier (as so determined). Under a conventional physically-settled option structure, the purchaser of a call option has the right to purchase a specified quantity of the underlier at the strike price, and the purchaser of a put option has the right to sell a specified quantity of the underlier at the strike price.

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A Fund will normally purchase put options in anticipation of a decline in the market value of securities in its portfolio (“protective puts”) or in securities in which it may invest. The purchase of a put option will entitle the Fund, in exchange for the premium paid, to sell specified securities at a specified price during the option period. The purchase of protective puts is designed to offset or hedge against a decline in the market value of the Fund’s securities. Put options may also be purchased by a Fund for the purpose of affirmatively benefiting from a decline in the price of securities which it does not own. The Fund will ordinarily realize a gain if, during the option period, the value of the underlying securities decreased below the exercise price sufficiently to more than cover the premium and transaction costs; otherwise, the Fund will realize either no gain or a loss on the purchase of the put option. Gains and losses on the purchase of protective put options would tend to be offset by countervailing changes in the value of the underlying portfolio securities.
Risks of Trading Options. The risk-return profile of an option may vary depending on the characteristics of the relevant transaction. For example, a “knock-out option” may expire prior to the scheduled expiration date if the reference price or value of the underlier falls below, in the case of a put option, or exceeds, in the case of a call option, an agreed upon price or value at specific points in time, or at any time during the exercise period, depending upon how the option is structured. The buyer of such an option bears the risk of reference price movements causing the option to expire prior to the scheduled expiration date. Transaction terms that give a party the right to extend or accelerate the scheduled termination date of a transaction are economically equivalent to options. Such features may cause holders of such options to incur significant losses if exercised against them. The option premium in respect of such features may be in the form of an explicit payment or may be implicit in other terms of the transaction.
There is no assurance that a liquid secondary market on an options exchange will exist for any particular exchange-traded option, or at any particular time. If a Fund is unable to effect a closing purchase transaction with respect to covered options it has written, the Fund will not be able to sell the underlying securities or dispose of any segregated assets until the options expire or are exercised. Similarly, if a Fund is unable to effect a closing sale transaction with respect to options it has purchased, it will have to exercise the options in order to realize any profit and will incur transaction costs upon the purchase or sale of underlying securities.
Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or the Options Clearing Corporation (“OCC”) may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options on that exchange, if any, that had been issued by the OCC as a result of trades on that exchange would continue to be exercisable in accordance with their terms. A Fund may terminate its obligations under an exchange-traded call or put option by purchasing an option identical to the one it has written. Obligations under over-the-counter options may be terminated only by entering into an offsetting transaction with the counter-party to such option. Such purchases are referred to as “closing purchase transactions.” A Fund may purchase and sell both options that are traded on U.S. and foreign exchanges and options traded over the counter with broker-dealers who make markets in these options. The ability to terminate over-the-counter options is more limited than with exchange-traded options and may involve the risk that broker-dealers participating in such transactions will not fulfill their obligations.
Transactions by a Fund in options on securities and indices may be subject to limitations established by the CFTC, SEC, relevant self-regulatory organizations, each relevant exchange, board of trade or other trading facility governing the maximum number of options in each class which may be written or purchased by a single investor or group of investors acting in concert. Thus, the number of options that a Fund may write or purchase may be affected by options written or purchased by other investment advisory clients. An exchange, board of trade or other trading facility may order the liquidations of positions found to be in excess of these limits, and it may impose certain other sanctions.
The writing and purchase of options is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The successful use of protective puts for hedging purposes depends in part on a Sub-adviser’s ability to predict future price fluctuations and the degree of correlation between the options and securities markets.

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The hours of trading for options may not conform to the hours during which the underlying securities are traded. To the extent the options markets close before the markets for the underlying securities, significant price movements can take place in the underlying markets that cannot be reflected in the options markets.
In addition to the risks of imperfect correlation between a Fund’s portfolio and the index underlying the option, the purchase of securities index options involves the risk that the premium and transaction costs paid by the Fund in purchasing an option will be lost. This could occur as a result of unanticipated movements in the price of the securities comprising the securities index on which the option is based.
Writing Covered Call and Put Options on Securities and Securities Indices. The Funds may also write (sell) covered call and put options on any securities and on any securities index composed of securities in which it may invest. Options on securities indices are similar to options on securities, except that the exercise of securities index options requires cash payments and typically does not involve the actual purchase or sale of securities. In addition, securities index options are designed to reflect price fluctuations in a group of securities or segments of the securities market rather than price fluctuations in a single security.
The Trust, on behalf of each Fund to which this SAI relates, has filed with the National Futures Association a notice claiming an exclusion from the definition of the term “commodity pool operator” (“CPO”) under the Commodity Exchange Act (CEA), and the rules of the CFTC promulgated thereunder, with respect to the Funds’ operations.
Accordingly, neither the Funds nor the Adviser is subject to registration or regulation as a CPO. Although the Adviser has concluded based on its communications with and oversight of the Funds’ Sub-advisers that as of the date of this SAI the Funds currently operate within the exclusions from CFTC regulation, there is no certainty that a Fund or the Adviser will be able to continue to rely on an exclusion from CFTC regulation in the future. A Fund may determine not to use investment strategies that trigger additional CFTC regulation or may determine to operate subject to CFTC regulation, if applicable. In addition, the Sub-advisers of a Fund that registers with the CFTC as a commodity pool may have to register with the CFTC as commodity trading advisers, unless an exemption from such registration applies. If a Fund or the Adviser operates subject to CFTC regulation, it may incur additional expenses.
Equity-Linked Securities
A Fund may invest in privately issued securities whose investment results are designed to correspond generally to the performance of a specified stock index or “basket” of securities, or sometimes a single stock (referred to as “equity-linked securities”). These securities are used for many of the same purposes as derivative instruments and share many of the same risks. Equity-linked securities may be considered illiquid and thus subject to a Fund’s restrictions on investments in illiquid securities.
Global Health Events
The market value of a Fund’s investments may decline in tandem with a drop in the overall value of the markets in which the Fund invests and/or other markets based on negative developments in the U.S. and global economies. Economic, political, and financial conditions or industry or economic trends or developments may, from time to time, and for varying periods of time, cause volatility, illiquidity or other potentially adverse effects in the financial markets, including the fixed-income market. The commencement, continuation or ending of government policies and economic stimulus programs, changes in money policy, increases or decreases in interest rates, war, acts of terrorism, recessions, or other actual or perceived factors or events that affect the financial markets, including the fixed-income markets, may contribute to the development of or increase in volatility, illiquidity, shareholder redemptions, and other adverse effects that could negatively impact the Fund’s performance. Similarly, the impact of any epidemic, pandemic or natural disaster, or widespread fear that such events may occur, could negatively affect the global economy, as well as the economies of individual countries, the financial performance of individual companies and sectors, and the markets in general in significant and unforeseen ways. Any such impact could adversely affect the prices and liquidity of the securities and other instruments in which the Fund invests, which in turn could negatively impact the Fund’s performance and cause losses on your investment in the Fund.
Illiquid Securities
The Funds will not invest more than 15% of their net assets in illiquid and other securities that are not readily marketable. “Illiquid securities” are investments that a Fund reasonably expects cannot be sold or otherwise disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. Certain investments or asset classes may be illiquid investments due to

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restrictions on trading or limitations on transfer that would affect a determination of liquidity. Repurchase agreements maturing in more than seven days will be included for purposes of the foregoing limit. Securities subject to restrictions on resale under the Securities Act of 1933, as amended (“1933 Act”), are considered illiquid unless they are eligible for resale pursuant to Rule 144A or another exemption from the registration requirements of the 1933 Act and are determined to be liquid by a Sub-adviser. The Sub-advisers determine the liquidity of Rule 144A and other restricted securities according to procedures adopted by the Board. The Board monitors the Sub-advisers’ application of these guidelines and procedures. The inability of a Fund to dispose of illiquid investments readily or at reasonable prices could impair the Fund’s ability to raise cash for redemptions or other purposes. The Adviser and/or Sub-advisers will monitor the amount of illiquid investments in a Fund, under the oversight of, and periodic reporting to, the Board, to ensure compliance with this requirement.
Illiquid investments may be priced at fair value as determined in good faith by the Adviser, with applicable input from appropriate Sub-advisers and pursuant to procedures approved by the Board. Despite such good faith efforts to determine fair value prices, a Fund’s illiquid investments are subject to the risk that the investment’s fair value price may differ from the actual price that the Fund may ultimately realize upon its sale or disposition. Difficulty in selling illiquid investments may result in a loss or may be costly to a Fund.
Investments in Investment Companies
The Funds may invest in the securities of other investment companies (including exchange-traded funds (“ETFs”)) to the extent such investments are consistent with each Fund’s investment objectives and policies and permissible under the 1940 Act. Pursuant to Section 12(d)(1) of the 1940 Act, subject to certain exceptions, a Fund may not acquire the securities of other domestic or foreign investment companies if, as a result: (i) more than 10% of the Fund’s total assets would be invested in securities of other investment companies, (ii) such purchase would result in more than 3% of the total outstanding voting securities of any one investment company being held by the Fund, or (iii) more than 5% of the Fund’s total assets would be invested in any one investment company. These limitations do not apply to the purchase of shares of any investment company in connection with a merger, consolidation, reorganization or acquisition of substantially all the assets of another investment company. In addition, a Fund is not subject to the 3% limitation if  (i) a Fund relies on Rule 12d1-4 under the 1940 Act, as described below; or (ii) a Fund relies on Rule 12d1-3 under the 1940 Act, which allows unaffiliated mutual funds to exceed the 5% limitation and the 10% limitation, provided the aggregate sales loads any investor pays (i.e., the combined distribution expenses of both the acquiring fund and the acquired funds) does not exceed the limits on sales loads established by FINRA for funds of funds.
Rule 12d1-4 under the 1940 Act permits an investment company to invest in other investment companies beyond the statutory limits of Section 12(d)(1)(A), subject to certain conditions that are similar to those previously imposed through exemptive orders. Notwithstanding the foregoing, an investment company that is an acquired fund of a registered investment company in reliance on Section 12(d)(1)(G) of the 1940 Act generally will not be permitted to invest in shares of other investment companies beyond the limits set forth in Section 12(d)(1)(A), other than in the limited circumstances set forth in Rule 12d1-4.
A Fund also may invest its uninvested cash reserves or cash it receives as collateral from borrowers of its portfolio securities in connection with the Fund’s securities lending program in shares of one or more money market funds, which investments will not be subject to the limitations described above.
If a Fund invests in, and thus, is a shareholder of, another investment company, the Fund’s shareholders will indirectly bear the Fund’s proportionate share of the fees and expenses paid by such other investment company, including advisory fees, in addition to both the management fees payable directly by the Fund to the Adviser and the other expenses that the Fund bears directly in connection with the Fund’s own operations.
With respect to investments in underlying ETFs, the market prices of index-based investments will fluctuate in accordance with both changes in the market value of their underlying portfolio securities and due to supply and demand for the instruments on the exchanges on which they are traded (which may result in their trading at a discount or premium to their NAVs). Investments in index-based ETFs may not replicate exactly the performance of their specific index because of transaction costs and because of the temporary unavailability of certain component securities of the index.

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Lending Portfolio Securities
Consistent with applicable regulatory requirements, the Funds may lend portfolio securities to brokers, dealers and other financial organizations. A Fund will not lend securities to affiliated companies unless the Fund has applied for and received specific authority to do so from the SEC. A Fund’s loan of securities will be collateralized by cash, letters of credit or U.S. government securities. A Fund will maintain the collateral in an amount at least equal to the current market value of the loaned securities. From time to time, a Fund may pay a part of the interest earned from the investment of collateral received for securities loaned to the borrower and/or a third-party that is unaffiliated with the Fund and is acting as a “finder.” A Fund will comply with the following conditions whenever it loans securities: (i) the Fund must receive at least 100% cash collateral or equivalent securities from the borrower; (ii) the borrower must increase the collateral whenever the market value of the securities loaned rises above the level of the collateral; (iii) the Fund must be able to terminate the loan at any time; (iv) the Fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the loaned securities and any increase in market value; (v) the Fund may pay only reasonable custodian fees in connection with the loan; and (vi) voting rights on the loaned securities may pass to the borrower except that, if a material event adversely affecting the investment in the loaned securities occurs, the Board must terminate the loan and regain the right to vote the securities. Generally, the borrower of any portfolio securities will be required to make payments to the lending Fund in lieu of any dividends the Fund would have otherwise received had it not loaned the securities to the borrower. Any such payments, however, will not be treated as “qualified dividend income” for purposes of determining what portion of the Fund’s regular dividends (as defined below) received by individuals may be taxed at the rates generally applicable to long-term capital gains (see “Taxes” below). Should the borrower of the securities fail financially, the Fund may experience delays in recovering the loaned securities or exercising its rights in the collateral. Loans are made only to borrowers that are deemed by the Adviser to be of good financial standing. In a loan transaction, a Fund will also bear the risk of any decline in value of securities acquired with cash collateral. A Fund will minimize this risk by limiting the investment of cash collateral to money market funds or high quality instruments with short maturities or funds that invest only in such instruments.
A Fund may invest the cash received as collateral through loan transactions in other eligible securities, including shares of a registered money market fund or unregistered money market fund that complies with the requirements of Rule 2a-7 under the 1940 Act, including funds that do not seek to maintain a stable $1.00 per share NAV. Investing the cash collateral subjects a Fund’s investments to market appreciation or depreciation. A Fund remains obligated to return all collateral to the borrower under the terms of its securities lending arrangements, even if the value of the investments made with the collateral has declined. Accordingly, if the value of an investment declines, a Fund would be required to liquidate other investments in order to return collateral to the borrower at the end of a loan.
Money Market Instruments
Money market instruments include: U.S. government securities, certificates of deposit, time deposits and bankers’ acceptances issued by domestic banks (including their branches located outside the U.S. and subsidiaries located in Canada), domestic branches of foreign banks, savings and loan associations and similar institutions; high grade commercial paper; and repurchase agreements with respect to the foregoing types of instruments. Certificates of deposit (“CDs”) are short-term, negotiable obligations of commercial banks. Time deposits (“TDs”) are non-negotiable deposits maintained in banking institutions for specified periods of time at stated interest rates. Bankers’ acceptances are time drafts drawn on commercial banks by borrowers, usually in connection with international transactions.
Mortgage-Backed Securities
The Funds may invest in mortgage-related securities including mortgage-backed securities. The average maturity of pass-through pools of mortgage-backed securities varies with the maturities of the underlying mortgage instruments. In addition, a pool’s stated maturity may be shortened by unscheduled payments on the underlying mortgages. Factors affecting mortgage prepayments include the level of interest rates, general economic and social conditions, the location of the mortgaged property and age of the mortgage. Because prepayment rates of individual pools vary widely, it is not possible to accurately predict the average life of a particular pool. Common practice is to assume that prepayments will result in an average life ranging from two to ten years for pools of fixed rate 30-year mortgages. Pools of mortgages with other maturities or different characteristics will have varying average life assumptions. Mortgage-backed securities may be classified as private, governmental or government-related, depending on the issuer or guarantor. Private mortgage-backed securities represent pass-through pools consisting

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principally of conventional residential mortgage loans created by non-governmental issuers, such as commercial banks, savings and loan associations and private mortgage insurance companies. Governmental mortgage-backed securities are backed by the full faith and credit of the U.S. Government National Mortgage Association (“GNMA”), the principal U.S. guarantor of such securities, which is a wholly-owned U.S. governmental corporation within the Department of Housing and Urban Development (“HUD”). Government-related mortgage-backed securities are not backed by the full faith and credit of the United States. Issuers of these securities include the Federal National Mortgage Association (“FNMA” or “Fannie Mae”) and Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation owned entirely by private stockholders that is subject to general regulation by the Secretary of HUD. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA. FHLMC is a government-sponsored corporation owned entirely by private stockholders that is subject to general regulation by the Secretary of HUD. Participation certificates representing interests in mortgages from FHLMC’s national portfolio are guaranteed as to the timely payment of interest and ultimate collection of principal by FHLMC. On September 6, 2008, the Federal Housing Finance Agency (“FHFA”) and the U.S. Treasury began a federal takeover of Fannie Mae and Freddie Mac, placing the two federal instrumentalities under conservatorship with the FHFA. Under the plan of conservatorship, the FHFA has assumed control of, and generally has the power to direct, the operations of Fannie Mae and Freddie Mac, and is empowered to exercise all powers collectively held by their respective shareholders, directors and officers, including the power to (1) take over the assets of and operate Fannie Mae and Freddie Mac with all the powers of the shareholders, the directors, and the officers of Fannie Mae and Freddie Mac and conduct all business of Fannie Mae and Freddie Mac; (2) collect all obligations and money due to Fannie Mae and Freddie Mac; (3) perform all functions of Fannie Mae and Freddie Mac which are consistent with the conservator’s appointment; (4) preserve and conserve the assets and property of Fannie Mae and Freddie Mac; and (5) contract for assistance in fulfilling any function, activity, action or duty of the conservator.
In connection with the actions taken by the FHFA, the U.S. Treasury has entered into certain preferred stock purchase agreements (SPAs) with each of Freddie Mac and Fannie Mae which establish the U.S. Treasury as the holder of a new class of senior preferred stock in each of Freddie Mac and Fannie Mae. The senior preferred stock was issued in connection with financial contributions from the U.S. Treasury to Freddie Mac and Fannie Mae. Although the SPAs are subject to amendment from time to time, currently the U.S. Treasury is obligated to provide such financial contributions up to an aggregate maximum amount determined by a formula set forth in the SPAs, and until such aggregate maximum amount is reached, there is not a specific end date to the U.S. Treasury’s obligations.
Since mid-2007, the residential mortgage market has been subject to extensive litigation and legislative and regulatory scrutiny. The result has been extensive reform legislation and regulations including with respect to loan underwriting, mortgage loan servicing, foreclosure practices and timing, loan modifications, enhanced disclosure and reporting obligations and risk retention. Numerous laws, regulations and rules related to residential mortgage loans generally, and foreclosure actions particularly, have been proposed or enacted by federal, state and local governmental authorities, which may result in delays in the foreclosure process, reduced payments by borrowers, modification of the original terms of mortgage loans, permanent forgiveness of debt, increased prepayments due to the availability of government-sponsored refinancing initiatives and/or increased reimbursable servicing expenses. Any of these factors could result in delays and reductions in distributions to residential mortgage-backed securities and may reduce the amount of investment proceeds to which a Fund would be entitled.
The conservatorship of Fannie Mae and Freddie Mac and the current uncertainty regarding the future status of these organizations may also adversely affect the mortgage market and the value of mortgage-related assets. It remains unclear to what extent the ability of Fannie Mae and Freddie Mac to act as the primary sources of liquidity in the residential mortgage markets, both by purchasing mortgage loans for their own portfolios and by guaranteeing mortgage-backed securities, may be curtailed. Legislators have repeatedly unveiled various plans to reduce and reform the role of Fannie Mae and Freddie Mac in the mortgage market and, possibly, wind down both institutions. Although it is unclear whether, and if so how, those plans may be implemented or how long any such wind-down or reform of Fannie Mae and Freddie Mac, if implemented, would take, a reduction in the ability of mortgage loan originators to access Fannie Mae and Freddie Mac to sell their mortgage loans may adversely affect the financial condition of mortgage loan originators. In addition, any decline in the value of agency securities may affect the value of residential mortgage-backed securities as a whole.
The rate and aggregate amount of distributions on mortgage-backed securities, and therefore the average lives of those securities and the yields realized by a Fund, will be sensitive to the rate of prepayments (including

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liquidations) and modifications of the related mortgage loans, any losses and shortfalls on the related mortgage loans allocable to the tranches held by a Fund and the manner in which principal payments on the related mortgage loans are allocated among the various tranches in the particular securitization transaction. Furthermore, mortgage-backed securities are sensitive to changes in interest rates, but may respond to those changes differently from other fixed income securities due to the possibility of prepayment of the mortgage loans. Among other factors, a significant amount of defaults, rapid prepayments or prepayment interest shortfalls may erode amounts available for distributions to a Fund. The timing of changes in the rate of prepayments of the mortgage loans may significantly affect the Funds’ actual yield to maturity, even if the average rate of principal payments is consistent with a Fund’s expectations. If prepayments of mortgage loans occur at a rate faster than that anticipated by a Fund, payments of interest on the mortgage-backed securities could be significantly less than anticipated. Similarly, if the number of mortgage loans that are modified is larger than that anticipated by a Fund, payments of principal and interest on the mortgage-backed securities could be significantly less than anticipated.
Mortgage-backed securities that are issued or guaranteed by the U.S. government, its agencies or instrumentalities, are not subject to a Fund’s industry concentration restrictions, by virtue of the exclusion from that test available to all U.S. government securities. In the case of privately issued mortgage-related securities, a Fund takes the position that mortgage-related securities do not represent interests in any particular industry or group of industries.
Foreign Mortgage-Related Securities. Foreign mortgage-related securities are interests in pools of mortgage loans made to residential home buyers domiciled in a foreign country. These include mortgage loans made by trust and mortgage loan companies, credit unions, chartered banks, and others. Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related and private organizations (e.g., Canada Mortgage and Housing Corporation and First Australian National Mortgage Acceptance Corporation Limited). The mechanics of these mortgage-related securities are generally the same as those issued in the United States. However, foreign mortgage markets may differ materially from the U.S. mortgage market with respect to matters such as the sizes of loan pools, pre-payment experience, and maturities of loans.
Uniform Mortgage-Backed Securities (“UMBS”). Fannie Mae and Freddie Mac have entered into a joint initiative to develop a common securitization platform for the issuance of UMBS (the “Single Security Initiative”) that aligns the characteristics of Fannie Mae and Freddie Mac certificates. The Single Security Initiative seeks to support the overall liquidity of the to-be-announced (“TBA”) market. Fannie Mae and Freddie Mac began issuing UMBS in June 2019. The issuance of UMBS may not achieve the intended results and may have unanticipated or adverse effects on the market for mortgage-backed securities.
Collateralized Mortgage Obligations. CMOs are securities collateralized by mortgages, mortgage pass-throughs, mortgage pay-through bonds (bonds representing an interest in a pool of mortgages where the cash flow generated from the mortgage collateral pool is dedicated to bond repayment) and mortgage-backed bonds (general obligations of the issuers payable out of the issuers’ general funds and additionally secured by a first lien on a pool of single family detached properties). To the extent a Fund invests in CMOs, the Fund typically will seek to invest in CMOs rated in one of the two highest categories by S&P or Moody’s. Many CMOs are issued with a number of classes or series that have different expected maturities. Investors purchasing such CMOs are credited with their portion of the scheduled payments of interest and principal on the underlying mortgages plus all unscheduled prepayments of principal based on a predetermined priority schedule. Accordingly, the CMOs in the longer maturity series are less likely than other mortgage pass-through securities to be prepaid prior to their stated maturity. Although some of the mortgages underlying CMOs may be supported by various types of insurance and some CMOs may be backed by GNMA certificates or other mortgage pass-through securities issued or guaranteed by U.S. Government agencies or instrumentalities, the CMOs themselves are not generally guaranteed.
Real Estate Mortgage Investment Conduits (“REMICs”). REMICs are private entities formed for the purpose of holding a fixed pool of mortgages secured by interests in real property. REMIC Certificates issued by Fannie Mae or Freddie Mac represent beneficial ownership interests in a REMIC trust consisting principally of mortgage loans or Fannie Mae, Freddie Mac or GNMA-guaranteed mortgage pass-through certificates. For Freddie Mac REMIC Certificates, Freddie Mac guarantees the timely payment of interest. GNMA REMIC Certificates are backed by the full faith and credit of the U.S. Government.
Parallel Pay Securities; Planned Amortization Class (“PAC”) CMOs. Parallel pay CMOs and REMICs are structured to provide payments of principal on each payment date to more than one class. These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each class, which

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must be retired by its stated maturity date or final distribution date but may be retired earlier. PAC Bonds generally require payments of a specified amount of principal on each payment date. PAC Bonds are always parallel pay CMOs, with the required principal payment on such securities having the highest priority after interest has been paid to all classes.
Adjustable-Rate Mortgage Securities (“ARMS”). ARMS are a form of pass-through security representing interests in pools of mortgage loans whose interest rates are adjusted from time to time. The adjustments are usually determined in accordance with a predetermined interest rate index and may be subject to certain limits. Although the value of ARMS, like other debt securities, generally varies inversely with changes in market interest rates (increasing in value during periods of declining interest rates and decreasing in value during periods of increasing interest rates), the value of ARMS should generally be more resistant to price swings than other debt securities because the interest rates of ARMS move with market interest rates. The adjustable-rate feature of ARMS will not, however, eliminate fluctuations in the prices of ARMS, particularly during periods of extreme fluctuations in interest rates. Also, because many adjustable-rate mortgages only reset on an annual basis, it can be expected that the prices of ARMS will fluctuate to the extent that changes in prevailing interest rates are not immediately reflected in the interest rates payable on the underlying adjustable-rate mortgages.
Stripped Mortgage-Backed Securities. Stripped mortgage-backed securities are securities that are created when a U.S. Government agency or a financial institution separates the interest and principal components of a mortgage-backed security and sells them as individual securities. The holder of the PO receives the principal payments made by the underlying mortgage-backed security, while the holder of the IO receives interest payments from the same underlying security. The prices of stripped mortgage-backed securities may be particularly affected by changes in interest rates. As interest rates fall, prepayment rates tend to increase, which tends to reduce prices of IOs and increase prices of POs. Rising interest rates can have the opposite effect.
Estimated Average Life. Due to the possibility of prepayments of the underlying mortgage instruments, mortgage-backed securities generally do not have a known maturity. In the absence of a known maturity, market participants generally refer to an “average life estimate.” An average life estimate is a function of an assumption regarding anticipated prepayment patterns and is based upon current interest rates, current conditions in the relevant housing markets and other factors. The assumption is necessarily subjective, and thus different market participants can produce different average life estimates with regard to the same security. There can be no assurance that the estimated average life will be a security’s actual average life.
Municipal Securities
Municipal securities consist of: (i) debt obligations issued by or on behalf of public authorities to obtain funds to be used for various public facilities, refunding outstanding obligations, general operating expenses and lending such funds to other public institutions and facilities, and (ii) certain private activity and industrial development bonds issued by or on behalf of public authorities to obtain funds to provide for the construction, equipment, repair or improvement of privately operated facilities. Additional information regarding municipal securities is described below:
Municipal Bonds. Municipal bonds are debt obligations issued to obtain funds for various public purposes. Municipal bonds include general obligation bonds, revenue or special obligation bonds, private activity and industrial development bonds, moral obligation bonds and participation interests in municipal bonds. General obligation bonds are backed by the taxing power of the issuing municipality. Revenue bonds are backed by the revenues of a project or facility, such as tolls from a toll bridge. Certificates of participation represent an interest in an underlying obligation or commitment, such as an obligation issued in connection with a leasing arrangement. The payment of principal and interest on private activity and industrial development bonds is generally dependent solely on the ability of the facility’s user to meet its financial obligations and the pledge, if any, of real and personal property so financed as security for such payment. A Fund may purchase private activity or industrial development bonds if, in the opinion of counsel for the issuers, the interest paid is exempt from federal income tax. Municipal bonds are issued by or on behalf of public authorities to raise money to finance various privately-owned or operated facilities for business and manufacturing, housing, sports and pollution control. These bonds are also used to finance public facilities such as airports, mass transit systems, ports, parking, sewage or solid waste disposal facilities and certain other facilities. The payment of the principal and interest on such bonds is dependent solely on the ability of the facility’s user to meet its financial obligations and the pledge, if any, of real and personal property so financed as

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security for such payment. Moral obligation bonds are normally issued by special purpose authorities. Moral obligation bonds are not backed by the full faith and credit of the state, but are generally backed by the agreement of the issuing authority to request appropriations from the state legislative body.
Municipal Leases. Municipal leases are instruments, or participations in instruments, issued in connection with lease obligations or installment purchase contract obligations of municipalities (so-called “municipal lease obligations”). Although municipal lease obligations do not constitute general obligations of the issuing municipality, a lease obligation may be backed by the municipality’s covenant to budget for, appropriate funds for and make the payments due under the lease obligation. However, certain lease obligations contain “non-appropriation” clauses, which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose in the relevant years. Municipal lease obligations are a form of financing, and the market for such obligations is still developing. Municipal leases will be treated as liquid only if they satisfy criteria set forth in guidelines established by the Board, and there can be no assurance that a market will exist or continue to exist for any municipal lease obligation. Information regarding illiquid securities is provided under the section “Illiquid Securities” above.
Municipal Notes. Municipal notes consist of general obligation notes, tax anticipation notes (notes sold to finance working capital needs of the issuer in anticipation of receiving taxes on a future date), revenue anticipation notes (notes sold to provide needed cash prior to receipt of expected non-tax revenues from a specific source), bond anticipation notes, tax and revenue anticipation notes, certificates of indebtedness, demand notes and construction loan notes. The maturities of the instruments at the time of issue will generally range from three months to one year. The Adviser and/or a Sub-Adviser, as applicable, may rely on the opinion of the issuer’s counsel, which is rendered at the time the security is issued, to determine whether the security is fit, with respect to its validity and tax status, to be purchased by a Fund. The Adviser, the Sub-Advisers and the Funds do not guarantee this opinion is correct, and there is no assurance that the IRS will agree with such counsel’s opinion.
Pay-in-Kind Securities
The fixed income oriented Funds may invest in pay-in-kind securities. Pay-in-kind securities are debt obligations or preferred stock that pays interest or dividends in the form of additional debt obligations or preferred stock.
Private Placements
Investment in privately placed securities may be less liquid than in publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized from these sales could be less than those originally paid by a Fund or less than what may be considered the fair value of such securities. Furthermore, companies whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements that might be applicable if their securities were publicly traded.
Put Transactions
A Fund may purchase securities at a price which would result in a yield to maturity lower than generally offered by the seller at the time of purchase when the Fund can simultaneously acquire the right to sell the securities back to the seller, the issuer or a third party (the “writer”) at an agreed-upon price at any time during a stated period or on a certain date. Such a right is generally denoted as a “standby commitment” or a “put.” The purpose of engaging in transactions involving puts is to maintain flexibility and liquidity to permit a Fund to meet redemptions and remain as fully invested as possible in municipal securities. A Fund reserves the right to engage in put transactions. The right to put the securities depends on the writer’s ability to pay for the securities at the time the put is exercised. A Fund would limit its put transactions to institutions which the Adviser and/or a Sub-adviser believes present minimum credit risks, and the Adviser and/or a Sub-adviser would use its best efforts to initially determine and continue to monitor the financial strength of the sellers of the options by evaluating their financial statements and such other information as is available in the marketplace. It may, however, be difficult to monitor the financial strength of the writers because adequate current financial information may not be available. In the event that any writer is unable to honor a put for financial reasons, a Fund would be a general creditor (i.e., on a parity with all other unsecured creditors) of the writer. Furthermore, particular provisions of the contract between a Fund and the writer may excuse the writer from repurchasing the securities; for example, a change in the published rating of the underlying municipal securities or any similar event that has an adverse effect on the issuer’s credit or a provision in

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the contract that the put will not be exercised except in certain special cases; for example, to maintain Fund liquidity. A Fund could, however, at any time sell the underlying portfolio security in the open market or wait until the portfolio security matures, at which time it should realize the full par value of the security.
The securities purchased subject to a put may be sold to third persons at any time, even though the put is outstanding, but the put itself, unless it is an integral part of the security as originally issued, may not be marketable or otherwise assignable. Therefore, the put would have value only to that particular Fund. Sale of the securities to third parties or lapse of time with the put unexercised may terminate the right to put the securities. Prior to the expiration of any put option, a Fund could seek to negotiate terms for the extension of such an option. If such a renewal cannot be negotiated on terms satisfactory to the Fund, the Fund could, of course, sell the portfolio security. The maturity of the underlying security will generally be different from that of the put. For the purpose of determining the “maturity” of securities purchased subject to an option to put, and for the purpose of determining the dollar-weighted average maturity of a Fund including such securities, the Fund will consider “maturity” to be the first date on which it has the right to demand payment from the writer of the put although the final maturity of the security is later than such date.
Real Estate Investment Trusts (“REITs”)
REITs are pooled investment vehicles which invest primarily in income producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. REITs are not taxed on income distributed to shareholders provided they comply with the applicable tax laws. Debt securities issued by REITs, for the most part, are general and unsecured obligations and are subject to risks associated with REITs.
Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. An equity REIT may be affected by changes in the value of the underlying properties owned by the REIT. A mortgage REIT may be affected by changes in interest rates and the ability of the issuers of its mortgages to repay their obligations. REITs are dependent upon the skills of their managers and are not diversified. REITs are generally dependent upon maintaining cash flows to repay borrowings and to make distributions to shareholders and are subject to the risk of default by lessees or borrowers. REITs whose underlying assets are concentrated in properties used by a particular industry, such as health care, are also subject to industry related risks.
REITs (especially mortgage REITs) also are subject to interest rate risks. When interest rates decline, the value of a REIT’s investment in fixed rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT’s investment in fixed rate obligations can be expected to decline. If the REIT invests in adjustable-rate mortgage loans the interest rates on which are reset periodically, yields on a REIT’s investments in such loans will gradually align themselves to reflect changes in market interest rates. This causes the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate obligations.
REITs may have limited financial resources, may trade less frequently and in a limited volume and may be subject to more abrupt or erratic price movements than larger company securities. Historically, REITs have been more volatile in price than the larger capitalization stocks included in Standard & Poor’s 500® Stock Index (“S&P 500”).
Repurchase Agreements
The Funds may enter into repurchase agreements. Under the terms of a typical repurchase agreement, a Fund would acquire an underlying debt obligation for a relatively short period (usually not more than one week) subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed upon price and time, thereby determining the yield during the Fund’s holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the Fund’s holding period. A Fund may enter into repurchase agreements with respect to U.S. government securities with member banks of the Federal Reserve System and certain non-bank dealers. Under each repurchase agreement, the selling institution is required to maintain the value of the securities subject to the repurchase agreement at not less than their repurchase price. A Fund’s Sub-adviser, acting under the supervision of the Trustees, reviews on an ongoing basis the value of the collateral and the creditworthiness of those non-bank dealers with whom the Fund enters into repurchase agreements. A Fund may not enter into a repurchase agreement with more than seven days to maturity if, as a result, more than 15% of the value of its net assets would

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be invested in illiquid investments that are assets, including such repurchase agreements. In entering into a repurchase agreement, a Fund bears a risk of loss in the event the other party to the transaction defaults on its obligations and the Fund is delayed or prevented from exercising its rights to dispose of the underlying securities, including the risk of a possible decline in the value of the underlying securities during the period in which the Fund seeks to assert its rights to them, the risk of incurring expenses associated with asserting those rights and the risk of losing all or a part of the income from the agreement.
Reverse Repurchase Agreements
Reverse repurchase agreements are transactions in which a Fund sells portfolio securities to financial institutions, such as banks and broker-dealers, and agrees to repurchase them at a mutually agreed-upon date and price that is higher than the original sale price. Reverse repurchase agreements are similar to a fully collateralized borrowing by a Fund. Rule 18f-4 under the 1940 Act permits a Fund to enter into reverse repurchase agreements and similar financing transactions, notwithstanding the limitation on the issuance of senior securities in Section 18 of the 1940 Act. Rule 18f-4 permits a Fund to elect whether to treat a reverse repurchase agreement as a borrowing, subject to the asset coverage requirements of Section 18 of the 1940 Act, or as a Derivative Transactions under Rule 18f-4. See “Derivatives” above.
Reverse repurchase agreements involve risks. Reverse repurchase agreements are a form of leverage, and the use of reverse repurchase agreements by a Fund may increase the Fund’s volatility. Reverse repurchase agreements are also subject to the risk that the other party to the reverse repurchase agreement will be unable or unwilling to complete the transaction as scheduled, which may result in losses to a Fund. Reverse repurchase agreements also involve the risk that the market value of the securities sold by a Fund may decline below the price at which it is obligated to repurchase the securities. In addition, when a Fund invests the proceeds it receives in a reverse repurchase transaction, there is a risk that those investments may decline in value. In this circumstance, a Fund could be required to sell other investments in order to meet its obligations to repurchase the securities.
Rule 144A Securities Risk
The market for Rule 144A securities typically is less active than the market for publicly traded securities. Rule 144A securities carry the risk that their liquidity may become impaired and a Fund may be unable to dispose of the securities promptly or at reasonable prices.
Special Purpose Acquisition Companies
The Funds may invest in publicly or privately offered special purpose acquisition companies (“SPACs”) to the extent that a Sub-adviser believes that such investment will help a Fund to meet its investment objective. SPACs are collective investment structures that pool funds in order to seek potential acquisition opportunities. SPACs and similar entities may be blank check companies with no operating history or ongoing business other than to seek a potential acquisition. Certain SPACs may seek acquisitions only in limited industries or regions, which may increase the volatility of their prices. Investments in SPACs may be illiquid and/or be subject to restrictions on resale. To the extent the SPAC is invested in cash or similar securities, this may impact a Fund’s ability to meet its investment objective.
SPACs involve risks. Unless and until an acquisition is completed, a SPAC generally invests its assets (less an amount to cover expenses) in U.S. Government securities, money market fund securities and cash. SPACs and similar entities may be blank check companies with no operating history or ongoing business other than to seek a potential acquisition. Accordingly, the value of their securities is particularly dependent on the ability of the entity’s management to identify and complete a profitable acquisition. Certain SPACs may seek acquisitions only in limited industries or regions, which may increase the volatility of their prices. Investments in SPACs may be illiquid and/or be subject to restrictions on resale. To the extent the SPAC is invested in cash or similar securities, this may impact a Fund’s ability to meet its investment objective.
Structured Notes
Typically, the value of the principal and/or interest on these instruments is determined by reference to changes in the value of specific currencies, interest rates, indexes or other financial indicators (“Reference”) or the relevant change in two or more References. The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased depending upon changes in the applicable Reference. The terms of the structured securities may provide that in certain circumstances no principal is due at maturity and, therefore, may result in the loss of a

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Fund’s entire investment. The value of structured securities may move in the same or the opposite direction as the value of the Reference, so that appreciation of the Reference may produce an increase or decrease in the interest rate or value of the security at maturity. In addition, the change in interest rate or the value of the security at maturity may be a multiple of the change in the value of the Reference so that the security may be more or less volatile than the Reference, depending on the multiple. Consequently, structured securities may entail a greater degree of market risk and volatility than other types of debt obligations. Structured notes are derivative debt securities, the interest rate or principal of which is determined by an unrelated indicator. Indexed securities include structured notes as well as securities other than debt securities, the interest rate or principal of which is determined by an unrelated indicator. Indexed securities may include a multiplier that multiplies the indexed element by a specified factor and, therefore, the value of such securities may be very volatile. To the extent the Funds invest in these securities, however, the Sub-advisers analyze these securities in their overall assessment of the effective duration of the Funds’ portfolios in an effort to monitor the Funds’ interest rate risk. Certain restrictions imposed on the Funds by the IRC may limit the Funds’ ability to use structured notes.
TBAs
A Fund that purchases or sells mortgage-backed securities may choose to purchase or sell certain mortgage-backed securities on a delayed delivery or forward commitment basis through the “to-be announced” (TBA) market. With TBA transactions, the Fund would enter into a commitment to either purchase or sell mortgage-backed securities for a fixed price, with payment and delivery at a scheduled future date beyond the customary settlement period for mortgage-backed securities. These transactions are considered to be TBA because a Fund commits to buy a pool of mortgages that have yet to be specifically identified but will meet certain standardized parameters (such as yield, duration, and credit quality) and contain similar loan characteristics. For either purchase or sale transactions, a Fund may choose to extend the settlement through a “dollar roll” transaction in which it sells mortgage-backed securities to a dealer and simultaneously agrees to purchase substantially similar securities in the future at a predetermined price. These transactions have the potential to enhance a Fund’s returns and reduce its administrative burdens when compared with holding mortgage-backed securities directly, although these transactions will increase the Fund’s portfolio turnover rate. During the roll period, a Fund forgoes principal and interest paid on the securities. However, the Fund would be compensated by the difference between the current sale price and the forward price for the future purchase, as well as by the interest earned on the cash proceeds of the initial sale. Although the particular TBA securities must meet industry-accepted “good delivery” standards, there can be no assurance that a security purchased on a forward commitment basis will ultimately be issued or delivered by the counterparty. During the settlement period, a Fund will still bear the risk of any decline in the value of the security to be delivered. Dollar roll transactions involve the simultaneous purchase and sale of substantially similar TBA securities for different settlement dates. Because these transactions do not require the purchase and sale of identical securities, the characteristics of the security delivered to the Fund may be less favorable than the security delivered to the dealer.
Temporary Investments
For temporary defensive purposes, during periods when a Sub-adviser of a Fund, in consultation with the Adviser, believes that pursuing a Fund’s basic investment strategy may be inconsistent with the best interests of its shareholders, that Fund may invest its assets in the following money market instruments: U.S. government securities (including those purchased in the form of custodial receipts), repurchase agreements, CD and bankers’ acceptances issued by U.S. banks or savings and loan associations having assets of at least $500 million as of the end of their most recent fiscal year and high quality commercial paper. A Fund also may hold a portion of its assets in money market instruments or cash in amounts designed to pay expenses, to meet anticipated redemptions or pending investment in accordance with its objectives and policies. Any temporary investments may be purchased on a when-issued basis. A Fund’s investment in any other short-term debt instruments would be subject to the Fund’s investment objectives and policies, and to approval by the Board. For further discussion regarding money market instruments, see the section entitled, “Money Market Instruments” above.
U.S. Government Securities
U.S. government securities are subject to market and interest rate risk, and may be subject to varying degrees of credit risk. The U.S. government securities in which a Fund may invest include debt obligations of varying maturities issued by the U.S. Treasury or issued or guaranteed by an agency or instrumentality of the U.S. government, including the Federal Housing Administration, Federal Financing Bank, Farmers Home Administration, Export-Import Bank of the U.S., Small Business Administration, GNMA, General Services Administration, Central

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Bank for Cooperatives, Federal Farm Credit Banks, Federal Home Loan Banks, FHLMC, FNMA, Maritime Administration, Tennessee Valley Authority, District of Columbia Armory Board, Student Loan Marketing Association, Resolution Trust Corporation and various institutions that previously were or currently are part of the Farm Credit System. Some U.S. government securities, such as U.S. Treasury bills, Treasury notes and Treasury bonds, which differ only in their interest rates, maturities and times of issuance, are supported by the full faith and credit of the U.S. Others are supported by: (i) the right of the issuer to borrow from the U.S. Treasury, such as securities of the Federal Home Loan Banks; (ii) the discretionary authority of the U.S. government to purchase the agency’s obligations, such as securities of FNMA; or (iii) only the credit of the issuer, such as securities of FHLMC. No assurance can be given that the U.S. government will provide financial support in the future to U.S. government agencies, authorities or instrumentalities that are not supported by the full faith and credit of the U.S. Securities guaranteed as to principal and interest by the U.S. government, its agencies, authorities or instrumentalities (“U.S. government securities”) include: (i) securities for which the payment of principal and interest is backed by an irrevocable letter of credit issued by the U.S. government or any of its agencies, authorities or instrumentalities; and (ii) participations in loans made to foreign governments or other entities that are so guaranteed. The secondary market for certain of these participations is limited and, therefore, may be regarded as illiquid.
U.S. government securities may include zero coupon securities, which tend to be subject to greater market risk than interest-paying securities of similar maturities, that may be purchased when yields are attractive and/or to enhance Fund liquidity. Zero coupon U.S. government securities are debt obligations that are issued or purchased at a significant discount from face value. The discount approximates the total amount of interest the security will accrue and compound over the period until maturity or the particular interest payment date at a rate of interest reflecting the market rate of the security at the time of issuance. Zero coupon U.S. government securities do not require the periodic payment of interest. These investments benefit the issuer by mitigating its need for cash to meet debt service, but also require a higher rate of return to attract investors who are willing to defer receipt of cash. These investments may experience greater volatility in market value than U.S. government securities that make regular payments of interest. A Fund accrues income on these investments for tax and accounting purposes that is distributable to shareholders and which, because no cash is received at the time of accrual, may require the liquidation of other portfolio securities to satisfy the Fund’s distribution obligations, in which case the Fund will forgo the purchase of additional income producing assets with these funds. Zero coupon U.S. government securities include Separately Traded Registered Interest and Principal Securities (“STRIPS”) and Coupons Under Book-Entry Safekeeping (“CUBES”), which are issued by the U.S. Treasury as component parts of U.S. Treasury bonds and represent scheduled interest and principal payments on the bonds.
If the total public debt of the U.S. Government as a percentage of gross domestic product reaches high levels as a result of combating financial downturn or otherwise, such high levels of debt may create certain systemic risks if sound debt management practices are not implemented. A high national debt level may increase market pressures to meet government funding needs, which may increase borrowing costs and cause a government to issue additional debt, thereby increasing the risk of refinancing. A high national debt also raises concerns that a government may be unable or unwilling to repay the principal or interest on its debt. Unsustainable debt levels can decline the valuation of currencies, and can prevent a government from implementing effective counter-cyclical fiscal policy during economic downturns.
An increase in national debt levels may also necessitate the need for the U.S. Congress to negotiate adjustments to the statutory debt ceiling to increase the cap on the amount the U.S. Government is permitted to borrow to meet its existing obligations and finance current budget deficits. Future downgrades could increase volatility in domestic and foreign financial markets, result in higher interest rates, lower prices of U.S. Treasury securities and increase the costs of different kinds of debt. Any controversy or ongoing uncertainty regarding statutory debt ceiling negotiations may impact the U.S. long-term sovereign credit rating and may cause market uncertainty. As a result, market prices and yields of securities supported by the full faith and credit of the U.S. government may be adversely affected. Although remote, it is at least theoretically possible that under certain scenarios the U.S. Government could default on its debt, including U.S. Treasury securities.
Exchange Rate-Related U.S. Government Securities. The Funds may invest up to 5% of their assets in U.S. government securities for which the principal repayment at maturity, while paid in U.S. dollars, is determined by reference to the exchange rate between the U.S. dollar and the currency of one or more foreign countries (“Exchange

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Rate-Related Securities”). The interest payable on these securities is denominated in U.S. dollars, is not subject to foreign currency risk and, in most cases, is paid at rates higher than most other U.S. government securities in recognition of the foreign currency risk component of Exchange Rate-Related Securities.
Exchange Rate-Related Securities are issued in a variety of forms, depending on the structure of the principal repayment formula. The principal repayment formula may be structured so that the security holder will benefit if a particular foreign currency to which the security is linked is stable or appreciates against the U.S. dollar. In the alternative, the principal repayment formula may be structured so that the security holder benefits if the U.S. dollar is stable or appreciates against the linked foreign currency. Finally, the principal repayment formula can be a function of more than one currency and, therefore, be designed as a combination of those forms.
Investments in Exchange Rate-Related Securities entail special risks. There is the possibility of significant changes in rates of exchange between the U.S. dollar and any foreign currency to which an Exchange Rate-Related Security is linked. If currency exchange rates do not move in the direction or to the extent anticipated by a Sub-adviser at the time of purchase of the security, the amount of principal repaid at maturity might be significantly below the par value of the security, which might not be offset by the interest earned by a Fund over the term of the security. The rate of exchange between the U.S. dollar and other currencies is determined by the forces of supply and demand in the foreign exchange markets. These forces are affected by the international balance of payments and other economic and financial conditions, government intervention, speculation and other factors. The imposition or modification of foreign exchange controls by the U.S. or foreign governments or intervention by central banks could also affect exchange rates. Finally, there is no assurance that sufficient trading interest to create a liquid secondary market will exist for a particular Exchange Rate-Related Security because of conditions in the debt and foreign currency markets. Illiquidity in the forward foreign exchange market and the high volatility of the foreign exchange market may from time to time combine to make it difficult to sell an Exchange Rate-Related Security prior to maturity without incurring a significant price loss.
When-Issued and Delayed Delivery Securities
The Funds may purchase securities, including U.S. government securities, on a when-issued basis or may purchase or sell securities for delayed delivery. When-issued and delayed delivery basis, including “TBA” (to be announced) basis, transactions involve the purchase of an instrument with payment and delivery taking place in the future. In such transactions, delivery of the securities occurs beyond the normal settlement period, but no payment or delivery is made by a Fund prior to the actual delivery or payment by the other party to the transaction. The purchase of securities on a when-issued or delayed delivery basis involves the risk that the value of the securities purchased will decline prior to the settlement date. The sale of securities for delayed delivery involves the risk that the prices available in the market on the delivery date may be greater than those obtained in the sale transaction.
Rule 18f-4 under 1940 Act permits a Fund to enter into when-issued or delayed delivery basis securities notwithstanding the limitation on the issuance of senior securities in Section 18 of the 1940 Act, provided that a Fund intends to physically settle the transaction and the transaction will settle within 35 days of its trade date. If a when-issued or delayed delivery basis security does not satisfy those requirements, the Fund would need to comply with Rule 18f-4 under the 1940 Act with respect to its when issued or delayed delivery transactions, which are considered Derivative Transactions under the Rule. See “Derivatives” above.
INVESTMENT RESTRICTIONS
The following investment restrictions have been adopted by the Trust as fundamental policies of each of the Funds. Each Fund’s investment objective, stated in the Prospectus, is not fundamental, meaning that each may be changed by a vote of a majority of the Board at any time upon at least 60 days’ prior notice to shareholders. Under the 1940 Act, a fundamental policy may not be changed without the vote of a majority of the outstanding voting securities of a Fund, which is defined in the 1940 Act as the lesser of  (i) 67% or more of the shares present at a Fund meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (ii) more than 50% of the outstanding shares of the Fund.
Each Fund may comply with its investment policies by investing a portion of its assets in the interests of other pooled investment vehicles, in which case the Fund’s investments in such entity shall be deemed to be an investment in the underlying securities in the same proportion as such entity’s investment in such securities bears to its net assets.

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Fundamental Investment Restrictions
1.  The Funds, other than the Destinations Real Assets Fund, will not invest more than 25% of its total assets in securities, the issuers of which conduct their principal business activities in the same industry.
Under normal market conditions, the Destinations Real Assets Fund will invest at least 25% of the value of its total assets (as measured at the time of purchase) in the securities of issuers that derive a significant portion of their profits and revenues (at least 20%) from the energy, materials, industrials or utilities sectors and at least 25% of the value of its total assets (as measured at the time of purchase) in the securities of issuers that derive a significant portion of their profits and revenues (at least 20%) from the real estate sector. For purposes of this limitation, U.S. government securities and securities of state or municipal governments and their political subdivisions are not considered to be issued by members of any industry.
2.  The Funds will not issue “senior securities” as defined in the 1940 Act, and the rules, regulations and orders thereunder, except as permitted under the 1940 Act and the rules, regulations and orders thereunder, as such statute, rules, regulations or orders may be amended or interpreted from time to time.
3.  The Funds will not borrow money, except that (a) the Funds may borrow from banks for temporary or emergency (not leveraging) purposes, including the meeting of redemption requests which might otherwise require the untimely disposition of securities, in an amount not exceeding 331∕3% of the value of a Fund’s total assets (including the amount borrowed) valued at the lesser of cost or market, less liabilities (not including the amount borrowed) and (b) the Funds may, to the extent consistent with its investment policies, enter into reverse repurchase agreements, forward roll transactions and similar investment strategies and techniques.
4.  The Funds will not make loans. This restriction does not apply to: (a) the purchase of debt obligations in which the Funds may invest consistent with its investment objectives and policies (including participation interests in such obligations); (b) repurchase agreements; and (c) loans of its portfolio securities.
5.  The Funds will not purchase or sell real estate, real estate mortgages, commodities or commodity contracts, but this restriction shall not prevent the Funds from: (a) investing in and selling securities of issuers engaged in the real estate business and securities which are secured by real estate or interests therein; (b) holding or selling real estate received in connection with securities it holds; (c) trading in futures contracts and options on futures contracts or (d) investing in or purchasing real estate investment trust securities.
6.  The Funds will not engage in the business of underwriting securities issued by other persons, except to the extent that the Funds may technically be deemed to be an underwriter under the 1933 Act in disposing of portfolio securities.
7.  The Funds will not purchase any securities on margin (except for such short-term credits as are necessary for the clearance of purchases and sales of portfolio securities). For purposes of this restriction, the deposit or payment by the Funds of underlying securities and other assets in escrow and collateral agreements with respect to initial or maintenance margin in connection with futures contracts and related options and options on securities, indexes or similar items is not considered to be the purchase of a security on margin.
8.  With respect to the Destinations Municipal Fixed Income Fund, the Fund will invest, under normal market conditions, at least 80% of its net assets (plus the amount of any borrowing for investment purposes) in debt instruments that pay interest that is exempt from regular federal income tax.
The Funds’ fundamental policies are written and will be interpreted broadly. For example, the policies will be interpreted to refer to the 1940 Act and the related rules as they are in effect from time to time, and to interpretations and modifications of or relating to the 1940 Act by the SEC and others as they are given from time to time. When a policy provides that an investment practice may be conducted as permitted by the 1940 Act, the policy will be interpreted to mean either that the 1940 Act expressly permits the practice or that the 1940 Act does not prohibit the practice.
Additional Information About Concentration
With respect to the fundamental policy relating to concentration set forth in (1) above, the 1940 Act does not define what constitutes “concentration” in an industry. The SEC staff has taken the position that investment of 25% or more of a Fund’s total assets in one or more issuers conducting their principal activities in the same industry or group of

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industries constitutes concentration. It is possible that interpretations of concentration could change in the future. In general, a fund that invests a significant percentage of its total assets in a single industry or group of industries may be particularly susceptible to adverse events affecting that industry or group of industries and may be more risky than a fund that does not concentrate in an industry.
The policy in (1) above will be interpreted to refer to concentration as that term may be interpreted from time to time. The policy also will be interpreted to permit investment without limit in the following: securities of the U.S. government and its agencies or instrumentalities; with respect to tax-exempt funds that invest 80% of their assets in tax-exempt securities, securities of state, territory, possession or municipal governments and their authorities, agencies, instrumentalities or political subdivisions; and repurchase agreements collateralized by any such obligations. Accordingly, issuers of the foregoing securities will not be considered to be members of any industry.
The policy also will be interpreted to give broad authority to the Funds as to how to classify issuers within or among industry groups, industries or sub-industries. When identifying sectors, industry groups, industries or sub-industries for purposes of its concentration policy, a Fund may rely upon available industry and sub-industry classifications. As of the date of the SAI, the Funds rely on the MSCI Global Industry Classification Standard (GICS) classifications. For purposes of the Funds’ concentration policy, the Funds may classify and re-classify companies in a particular industry or sub-industry and define and re-define industries and sub-industries in any reasonable manner, consistent with SEC and SEC staff guidance.
For purposes of the investment limitation on concentration in a particular industry, (i) each foreign government is deemed to be its own industry, (ii) loan participations will be considered investments in the industry or sub-industry of the underlying borrower, rather than that of the seller of the loan participation, (iii) municipal obligations are not considered a separate industry, (iv) finance companies will be considered a part of the industry they finance; and (v) each sub-industry of the GICS “Equity Real Estate Investment Trusts” industry will be considered a separate industry. With respect to the Destinations Real Assets Fund, in determining whether the Fund has invested at least 25% of the value of its total assets in the securities of one or more issuers conducting their principal business activities in the energy, materials, industrials or utilities sectors, the Fund currently considers companies in each of the indicated GICS industry groups to be within the energy and other natural resources group of industries: (i) Energy, (ii) Utilities, and (iii) Materials (but excluding the Construction Materials and Containers & Packaging sub-industries).
The following are non-fundamental investment restrictions and may be changed by a vote of a majority of the Board at any time upon at least 60 days’ prior notice to shareholders. Each Fund’s investment objective, stated in the Prospectus, is not fundamental.
Non-Fundamental Investment Restrictions
Unless otherwise explicitly stated herein, the investment policies, strategies and restrictions of the Funds are not fundamental and may be changed by the Board, without shareholder approval. Further, the investment objectives of the Funds are not fundamental and may be changed by the Board without shareholder approval.
1.  The Funds, other than the Destinations Real Assets Fund, will not invest in oil, gas or other mineral leases or exploration or development programs.
2.  The Funds will not make short sales of securities, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold and provided that transactions in futures contracts and options are not deemed to constitute selling securities short.
3.  The Funds will not make investments for the purpose of exercising control or management.
4.  The Funds will not purchase securities of other investment companies, except as permitted by the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.
5.  The Funds will not purchase or otherwise acquire any security if, as a result, more than 15% of its net assets would be invested in securities that are illiquid.
6.  The Destinations Large Cap Equity Fund will invest, under normal market conditions, at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in the equity securities of large capitalization companies.

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7.  The Destinations Small-Mid Cap Equity Fund will invest, under normal market conditions, at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in the equity securities of small-mid capitalization companies.
8.  The Destinations International Equity Fund will invest, under normal market conditions, at least 80% of its net assets (plus the amount of any borrowing for investment purposes) in equity securities.
9.  The Destinations Equity Income Fund will invest, under normal market conditions, at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in dividend-paying equity securities of both U.S.-based and foreign companies.
10.  The Destinations Core Fixed Income Fund will invest, under normal market conditions, at least 80% of its net assets (plus the amount of any borrowing for investment purposes) in fixed income instruments.
11.  The Destinations Low Duration Fixed Income Fund will invest, under normal market conditions, at least 80% of its total assets in a diversified portfolio of fixed income securities.
12.  The Destinations Global Fixed Income Opportunities Fund will invest, under normal market conditions, at least 80% of its net assets (plus the amount of any borrowing for investment purposes) in fixed income securities.
13.  The Destinations Real Assets Fund will invest, under normal market conditions, at least 80% of its net assets (including any borrowings for investment purposes) in “real assets.” The term “real assets” is defined broadly by the Fund to include any assets that have physical properties, such as energy, materials, natural resources, industries, utilities or real estate (including REITs) as well as direct or indirect exposure to commodities (e.g. commodity-linked derivative instruments), subject to limitations of applicable law.
Any percentage limitations contained in the restrictions listed above or in a Fund’s investment policies, strategies and restrictions (other than with the fundamental investment restriction regarding borrowing described above) apply at the time of purchase of securities. With respect to the limitation on illiquid securities, in the event that a subsequent change in net assets or other circumstances causes a Fund to exceed its limitation, the Fund will take steps to bring the aggregate amount of illiquid instruments back within the limitations as soon as reasonably practicable. For purposes of the Funds’ investments in illiquid instruments, the term “illiquid investment” shall be defined in reference to Rule 22e-4 under the 1940 Act, as it may be interpreted, amended or supplemented by the SEC and its staff from time to time.
The Funds will, for the purpose of determining whether a Fund’s portfolio is concentrated in a particular industry, consider the investment policies and/or concentration of its underlying investment companies when determining the Fund’s compliance with its concentration policies.

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TRUSTEES AND OFFICERS OF THE TRUST
The Trust’s Board of Trustees (“Board” or “Trustees”) is responsible for overseeing the Trust’s management and operations. The Board approves all significant agreements between the Trust and the companies that furnish services to the Funds, including agreements with the Trust’s distributor, the Adviser, the Sub-advisers, custodian, transfer agent and administrator. The Board elects officers who are responsible for the day-to-day operations of the Trust and the Funds and who execute policies authorized by the Board.
Orion Portfolio Solutions, LLC d.b.a. Brinker Capital Investments (the “Adviser”), serves as the investment adviser for the Funds. The Funds employ a “multi-manager” strategy. The Adviser selects and oversees professional money managers (each a “Sub-adviser”) who are responsible for investing the assets of the Funds allocated to them. In addition to investment advisory services, the Adviser monitors and supervises the services provided to the Trust by its administrator. The Adviser also is responsible for conducting all operations of the Trust, except those operations contracted to the Sub-advisers, the custodian, the transfer agent and the administrator.
The names of the Trustees and officers of the Trust, their addresses, and years of birth, together with information as to their principal business occupations and, for the Trustees, other board memberships they have held during the past five years, are set forth below. There is no stated term of office for the Trustees of the Trust. However, a Trustee must retire from the Board by the end of the calendar year in which the Trustee turns 80. Unless otherwise noted, the business address of each Trustee is 1000 Continental Drive, Suite 500, King of Prussia, PA 19406.
The executive officers of the Trust are employees of organizations that provide services to the Funds. Unless otherwise noted, the business address of each officer is 1000 Continental Drive, Suite 500, King of Prussia, PA 19406.

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Name, Address and Date of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen By Trustee	Other Board Memberships Held During Past Five Years by Trustee
INDEPENDENT TRUSTEES*
J. Scott Coleman, CFA Birth Year: 1960	Trustee	Since 2017	President and Managing Partner of Woodland Park Consulting, LLC since 2017. President and CEO of Optimum Fund Trust from 2011 to 2015. President of Delaware Distributors from 2008 to 2015. Executive Vice President, Head of Distribution and Marketing, Delaware Investments 2008 to 2015. In addition, Head of Macquarie Investment Management EMEA Distribution from 2012 to 2015. Managing Director at Goldman Sachs & Co. from 2001 to 2008.	11	Osterweis Capital Management since May 2022, Optimum Fund Trust from 2011 to 2015.
Nicholas Marsini, Jr. Birth Year: 1955	Trustee, Chair of Audit Committee	Since 2017	Retired since 2016. Regional President of PNC Delaware from 2011 to 2016. Executive Vice President and Chief Financial Officer of PNC Global Investment Servicing from 1997 to 2010.	11	FundVantage Trust, Third Avenue Trust, Third Avenue Variable Series Trust.
Gregory E. McGowan Birth Year: 1949	Trustee	Since 2017	President and CEO, GEMPENN Global Consultancy, Inc. since 2016. Senior Strategic Advisor, Franklin Templeton Investments in 2016. Executive Vice President, Director and General Counsel of Templeton International, Inc. from 1992 to 2016. Executive Vice President, Secretary and General Counsel of Templeton Global Advisors Limited (a Bahamian corporation) from 1992 to 2016.	11
Lifestar Holdings (Formerly Global Capital PLC a Malta Public Company), Franklin Templeton Sealand Fund Management Co. Ltd., China Life Franklin Asset Management Company Limited, Templeton Investment Counsel LLC, Franklin Templeton Trustee Services Private Limited (India), Franklin Templeton International Services S.A. (Luxembourg), Franklin Templeton Investments (Asia) Limited, Franklin Templeton Investments Japan Ltd., Templeton Asset Management Ltd. (Singapore), Franklin Templeton Holding Limited (Mauritius), Franklin Templeton Investment Services Mexico, S. de R. L., Templeton Global Growth Fund Ltd (Australia), Franklin Liberty Shares ICAV (Ireland), Franklin Emerging Markets Debt Fund PLC (Ireland), Franklin Floating Rate Fund PLC (Ireland), The Dar Group (sub-advisory board), Hammerspace Inc. (sub-advisory board).

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Name, Address and Date of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen By Trustee	Other Board Memberships Held During Past Five Years by Trustee
Thomas Sholes Birth Year: 1964	Trustee	Since 2026	Managing Principal of Veritas Consulting Solutions, LLC since 2024; Managing Director, Chief Strategy Officer of BNY Mellon | Pershing from 2018 to 2024; Chairman of Lockwood Advisors from 2021 to 2023; Chairman and President of Lockwood Advisors from 2018 to 2021.	11	FLX Networks since 2025; Lincoln Bain Capital Total Credit Fund, Lincoln Partners Group Royalty Fund, and Lincoln Funds Trust since 2025.

*	Each Trustee remains in office until he or she resigns, retires or is removed.

Name, Address and Date of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held During Past Five Years by Trustee
INTERESTED TRUSTEES*
Joseph V. Del Raso** Birth Year: 1952	Trustee	Since 2017 (Chair of the Board until April 1, 2018).	Partner at Troutman Pepper Hamilton LLP (law firm) since 1998.	11	Lifestar Holdings (Formerly Global Capital PLC a Malta Public Company).
Noreen D. Beaman Birth Year: 1964	Chair of the Board of Trustees	Since 2018	Executive Coach at East Bay Merchant Partners since 2023. President of Brinker Capital Investments, LLC from 2020 until 2022. Chief Executive Officer of Brinker Capital, Inc. from 2012 to 2020. President of Brinker Capital Holdings, LLC from 2020 to 2022. President and CEO of Brinker Capital Securities, LLC from 2014 to 2022. President of Orion Advisor Solutions, Inc. from 2021 to 2022 (EVP in 2020). President of Orion Advisor Technology, LLC from 2021 to 2022 (EVP in 2020). President of Orion Portfolio Solutions, LLC from 2021 to 2022.	11
Advisory Council to the Adviser since 2025. Board of Directors/Managers for the following entities from 2020 to 2025 and Vice Chair from 2022 to 2025: GT Polaris GP, LLC, GT Polaris Holdings, Inc., GT Polaris Midco, Inc., Orion Advisor Solutions, Inc., Commonwealth Financial Network, Advisory Board from May 2023 to May 2025.

*	Each Trustee remains in office until he or she resigns, retires or is removed.
**
Mr. Del Raso became an “interested” Trustee (as such term is defined under Section 2(a)(19) of the 1940 Act) as of April 1, 2018. The law firm at which Mr. Del Raso is a partner provides legal services to a current Sub-Adviser of the Funds, making Mr. Del Raso an interested person with respect to the Trust, as a technical matter, pursuant to paragraphs (A)(iii) and (B)(iv) of Section 2(a)(19) of the 1940 Act.

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Name, Address and Date of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years
OFFICERS***
Brian Ferko Birth Year: 1971	President & Chief Operating Officer	Since March 2024 and September 2023 respectively
Chief Compliance Officer of Brinker Capital Investments from 2015 to 2023; Chief Compliance Officer of Brinker Capital Investments, LLC contracted through Cipperman Compliance Services from 2010 to 2015; Chief Operating Officer of Cipperman Compliance Services from 2012 to 2015.

Kevin Fustos Birth Year: 1980	Chief Financial Officer & Treasurer	Since December 2020	Vice President of Financial Planning and Analysis, Orion Advisor Solutions, since 2016; Omaha Public Power District from 2004 to 2016.
Peter Townsend Birth Year: 1977	Secretary, Chief Compliance Officer & Anti Money Laundering Officer	Since January 2017 and March 2024 respectively.
Deputy Funds Chief Compliance Officer of Brinker Capital Investments since 2017; Director of Compliance of Penn Capital Management Company, Inc. from 2015 to 2017; Director of Compliance of Cipperman Compliance Services from 2013 to 2015; Associate of J.P. Morgan Chase & Co. from 2008 to 2013.

Kylee Beach Birth Year: 1984	Assistant Secretary	Since March 2024
General Counsel and Secretary: Orion Advisor Solutions, Inc., since 2019; Orion Advisor Technology, LLC, since 2014; GT Polaris Holdings Inc., since 2020; GT Polaris Midco, Inc., since 2020; Brinker Capital Securities, LLC, since 2020; Advizr, Inc., since 2019; Orion Portfolio Solutions, LLC (f/k/a Brinker Capital Investments, LLC (f/k/a CLS Investments, LLC)), since 2018; BasisCode Compliance, LLC, since 2021; Redtail Technology Inc., since 2022; TownSquare Capital, LLC, since 2022; NorthStar Financial Services Group, LLC from 2012 to 2018; GxWorks, LLC, since 2021; Summit Wealth Systems, Inc., since 2025.

Toni Gretsky, IACCP® Birth Year: 1976	Assistant Secretary	Since June 2024
Senior Compliance and Fund Operations Manager of Brinker Capital Investments since 2023; Senior Compliance Associate at Orion Portfolio Solutions from 2020-2023; Compliance Coordinator at Brinker Capital from 2008-2020: Administrative Assistant/Supervisor for Brinker Capital from 2004-2008.

Brian Storey, CFA Birth Year: 1974	Investment Officer	Since June 2022
Head of Multi-Asset Strategies at Brinker Capital Investments since 2024; Deputy Chief Investment Officer - Destinations Portfolios at Brinker Capital Investments from 2023 to 2024; Senior Portfolio Manager at Brinker Capital Investments from 2022 to 2023; Senior Vice President and Senior Portfolio Manager at First Citizens Bank & Trust from 2016 to 2021.

Andrew Goins, CFA Birth Year: 1984	Investment Officer	Since June 2023
Senior Portfolio Manager at Brinker Capital Investments since 2023; Director of SMA and Mutual Fund Due Diligence at Brinker Capital Investments from 2021 to 2023; Investment Manager at Brinker Capital Investments from 2015 to 2021.

Timothy Holland, CFA Birth Year: 1969	Investment Officer	Since June 2022
Chief Investment Officer of Brinker Capital Investments since September 2024 and from 2020 to 2023; Chief Investment Officer of TownSquare Capital, LLC, an Orion Company since 2023; Portfolio Manager of Brinker Capital Investments since 2017; Senior Vice President and Global Investment Strategist of Brinker Capital Investments, LLC from 2017 to 2020; Co-Head US Sub Advisory of Pictet Asset Management in 2016; Portfolio Manager and Partner of TAMRO Capital Partners from 2005 to 2016.

John Hoffman Birth Year: 1996	Investment Officer	Since June 2026
Investment Officer at Brinker Capital Investments since 2026; Investment Due Diligence Manager at Brinker Capital Investments from December 2025 to June 2026; Senior Investment Analyst at Brinker Capital Investments from 2024 to 2025; Investment Analyst at Brinker Capital Investments from 2021 to 2024.

***
The President, Treasurer and Secretary hold office until their respective successors are chosen and qualified or until he or she sooner dies, resigns, is removed or becomes disqualified. Each of the other officers serves at the pleasure of the Board.

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Board Composition and Leadership Structure
Four of the six Trustees on the Board (67%) are not “interested persons” (as defined in the 1940 Act) of the Trust and are not affiliated with the Adviser or any Sub-adviser (“Independent Trustees”). Ms. Beaman, an Interested Trustee, serves as Chair of the Board. There are two primary committees of the Board: the Audit Committee and the Governance Committee. The Audit Committee is chaired by Mr. Marsini and includes all of the Independent Trustees. The Governance Committee is chaired by Mr. Del Raso and includes all of the Trustees. The Board has determined that this leadership structure is appropriate given (i) the specific characteristics and circumstances of the Trust, (ii) the services that the Adviser and its affiliates and the Sub-advisers provide to the Trust, and (iii) the potential conflicts of interest that could arise from these relationships. The Board believes that the existing Board structure is appropriate because, among other things, it allows the Independent Trustees to exercise independent business judgment in evaluating the Trust’s management and service providers.
Board Oversight of Risk Management
The Board considers risk management as part of its general oversight responsibilities. As is the case with virtually all mutual funds, service providers to the Trust, primarily the Adviser and its affiliates and the Sub-advisers, have responsibility for the day-to-day management of the Funds, which includes responsibility for risk management (including management of investment performance and investment risk, valuation risk, issuer and counterparty credit risk, compliance risk and operational risk). As part of its oversight, the Board, acting at its scheduled meetings, or the Chair of the Board or the appropriate Committees, acting between Board meetings, regularly interacts with and receives reports from senior personnel of service providers, including the Adviser’s investment officers, the Trust’s and the Adviser’s Chief Compliance Officer (“CCO”) and the Sub-advisers’ portfolio management personnel. The Board’s Audit Committee meets during its scheduled meetings, and between meetings the Audit Committee Chair maintains contact with the Trust’s independent registered public accounting firm and the Trust’s Chief Financial Officer. The Board receives periodic presentations from senior personnel of the Adviser or its affiliates regarding investment performance of the Funds and the applicable investment risk management process. The Board also receives periodic presentations from senior personnel of the Adviser or its affiliates and the Sub-advisers regarding risk management, as well as periodic presentations regarding specific operational, compliance or investment areas, such as business continuity, anti-money laundering, cybersecurity, personal trading, valuation, credit, investment research, portfolio trading and transactions, and securities lending. The Board has adopted policies and procedures designed to address certain risks to the Funds. In addition, the Adviser and other service providers to the Trust have adopted a variety of policies, procedures and controls designed to address particular risks to the Funds, many of which are reviewed by the Board. Different processes, procedures and controls are employed with respect to different types of risks. However, it is not possible to eliminate all risks applicable to the Funds. The Board also receives reports from counsel to the Trust, also counsel to the Adviser and the Independent Trustees’ own independent legal counsel regarding regulatory compliance and governance matters. The Board’s oversight role does not make the Board a guarantor of the Funds’ investments or activities.
Individual Trustee Qualifications
The Board believes that each Trustee’s experience, qualifications, attributes or skills individually and in combination with those of the other Trustees support the conclusion that the Board possesses the requisite attributes and skills to effectively oversee the management of the Trust and protect the interests of Fund shareholders. The Board believes that the significance of each Trustee’s experience, qualifications, attributes or skills is an individual matter (meaning that experience that is important for one Trustee may not have the same value for another) and that these factors are best evaluated at the Board level, with no single Trustee, or particular factor, being indicative of Board effectiveness. The Board also believes that Trustees must have the ability to critically review, evaluate, question and discuss information provided to them, and to interact effectively with each other and with Trust management, service providers and counsel, in order to exercise effective business judgment in the performance of their duties. The Board believes that the Trustees satisfy this standard. Experience relevant to this ability may be achieved through a Trustee’s educational background; business, professional training or practice (e.g., accounting or law), public service or academic positions; experience from service as a board member (including the Board of the Trust) or as an executive of investment funds, public companies or significant private or not-for profit entities or other organizations; or other life experiences. The Board noted that most of the Trustees had experience serving as

41

directors on the boards of operating companies and/or other investment companies. The Board considered that the various Trustees have or had careers in the financial services or investment management industries, including holding executive positions in companies engaged in these industries, which allows these Trustees to bring valuable, relevant experience as members of the Board.
Board Committees
The Trust has an Audit Committee. The members of the Audit Committee consist of all the Independent Trustees of the Trust, namely, Mr. Coleman, Mr. Marsini Jr., Mr. McGowan and Mr. Sholes. The Trust also has a Governance Committee composed of all of the Trustees.
The Audit Committee oversees each Fund’s audit, accounting and financial reporting policies and practices and its internal controls. The Audit Committee approves, and recommends to the Board for its ratification, the selection, appointment, retention or termination of the Trust’s independent registered public accounting firm and reviews the compensation of the independent registered public accounting firm. The Audit Committee also pre-approves all audit and permissible non-audit services provided to each Fund by the independent registered public accounting firm and all permissible non-audit services provided by the Trust’s independent registered public accounting firm to the Adviser and any advisory affiliates. The Audit Committee met three times during the Trust’s most recent fiscal year.
The primary responsibility of the Governance Committee is to support the Board in providing effective and efficient governance of the Trust. The Governance Committee reviews and considers, on behalf of all of the Trustees, the Trust’s Advisory Agreement (defined below), Sub-advisory Agreements (defined below), and agreements with the Trust’s distributor, and assists the Trustees in fulfilling their responsibilities relating to the Board’s evaluation and consideration of these arrangements. The Governance Committee also reviews the compensation to be paid to the Board and coordinates the Board’s annual self-assessment for the purposes of evaluating the performance and effectiveness of the Board. The Governance Committee met five times during the Trust’s most recent fiscal year.
Securities Beneficially Owned by Each Trustee
The following table shows the dollar amount range of each Trustee’s “beneficial ownership” of shares of the Funds as of the end of the most recently completed calendar year. Dollar amount ranges disclosed are established by the SEC. “Beneficial ownership” is determined in accordance with Rule 16a-1(a)(2) under the Securities Exchange Act of 1934, as amended (the “1934 Act”). The Trustees and officers of the Funds, together as a group, beneficially owned less than 1% of each class of each Fund’s outstanding shares.

Name of Trustee	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in the Trust
Joseph V. Del Raso
Destinations Large Cap Equity Fund
Destinations Small-Mid Cap Equity Fund
Destinations International Equity Fund
Destinations Equity Income Fund
Destinations Core Fixed Income Fund
Destinations Low Duration Fixed Income Fund
Destinations Global Fixed Income Opportunities Fund
Destinations Municipal Fixed Income Fund
Destinations Multi Strategy Alternatives Fund
Destinations Shelter Fund
Destinations Real Assets Fund
	None None None None None None None None None None None	None

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Name of Trustee	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in the Trust
J. Scott Coleman
Destinations Large Cap Equity Fund
Destinations Small-Mid Cap Equity Fund
Destinations International Equity Fund
Destinations Equity Income Fund
Destinations Core Fixed Income Fund
Destinations Low Duration Fixed Income Fund
Destinations Global Fixed Income Opportunities Fund
Destinations Municipal Fixed Income Fund
Destinations Multi Strategy Alternatives Fund
Destinations Shelter Fund
Destinations Real Assets Fund
	None None None None None None None None None None None	None
Nicholas M. Marsini Jr.
Destinations Large Cap Equity Fund
Destinations Small-Mid Cap Equity Fund
Destinations International Equity Fund
Destinations Equity Income Fund
Destinations Core Fixed Income Fund
Destinations Low Duration Fixed Income Fund
Destinations Global Fixed Income Opportunities Fund
Destinations Municipal Fixed Income Fund
Destinations Multi Strategy Alternatives Fund
Destinations Shelter Fund
Destinations Real Assets Fund
	None None None None None None None None None None None	None
Gregory E. McGowan
Destinations Large Cap Equity Fund
Destinations Small-Mid Cap Equity Fund
Destinations International Equity Fund
Destinations Equity Income Fund
Destinations Core Fixed Income Fund
Destinations Low Duration Fixed Income Fund
Destinations Global Fixed Income Opportunities Fund
Destinations Municipal Fixed Income Fund
Destinations Multi Strategy Alternatives Fund
Destinations Shelter Fund
Destinations Real Assets Fund
	None None None None None None None None None None None	None
Noreen D. Beaman
Destinations Large Cap Equity Fund
Destinations Small-Mid Cap Equity Fund
Destinations International Equity Fund
Destinations Equity Income Fund
Destinations Core Fixed Income Fund
Destinations Low Duration Fixed Income Fund
Destinations Global Fixed Income Opportunities Fund
Destinations Municipal Fixed Income Fund
Destinations Multi Strategy Alternatives Fund
Destinations Shelter Fund
Destinations Real Assets Fund
	$50,001 - $100,000 $10,001 - $50,000 $10,001 - $50,000 None None None None None None None $1 - $10,000	$100,001 - $500,000

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Name of Trustee	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in the Trust
Thomas Sholes*
Destinations Large Cap Equity Fund
Destinations Small-Mid Cap Equity Fund
Destinations International Equity Fund
Destinations Equity Income Fund
Destinations Core Fixed Income Fund
Destinations Low Duration Fixed Income Fund
Destinations Global Fixed Income Opportunities Fund
Destinations Municipal Fixed Income Fund
Destinations Multi Strategy Alternatives Fund
Destinations Shelter Fund
Destinations Real Assets Fund
	None None None None None None None None None None None	None

*	Mr. Sholes became a Trustee for the Trust effective June 9, 2026.
Trustee Compensation
The following table shows the compensation paid by the Trust to each Independent Trustee during the last fiscal year of the Trust. Trustees who are “interested persons” of the Trust (as defined in the 1940 Act) and officers of the Trust do not receive compensation directly from the Trust. The Funds may bear a portion of the CCO’s annual compensation.
Independent Trustees each receive an annual retainer and fees for Board meeting attendance. In addition, the Chair of the Board, Audit Committee Chair and Governance Committee Chair receive an additional annual retainer. This compensation will be allocated among the various series comprising the Trust based on the net assets of each series. Independent Trustees may receive additional fees from the applicable series for any special meetings at rates assessed by the Trustees depending on whether in-person attendance is required. All Trustees are reimbursed for expenses in connection with each board meeting attended, which reimbursement is allocated among applicable series of the Trust. The Trust has no pension or retirement plan. Set forth below is the expected rate of compensation earned by the following Independent Trustees. The Trust and the Fund Complex paid the following fees to the Trustees during its most recently completed fiscal year:

Name of Person	Aggregate Compensation from Trust	Pension or Retirement Benefits Accrued as Part of Trust Expenses	Estimated Annual Benefits Upon Retirement	Estimated Total Compensation from Fund Complex*
Interested
J Joseph V. Del Raso, Governance Committee Chair	$226,500	$0	None	$226,500
Noreen D. Beaman, Board Chair	$236,500	$0	None	$236,500
Independent
J. Scott Coleman	$196,500	$0	None	$196,500
Nicholas M. Marsini, Jr., Audit Committee Chair	$226,500	$0	None	$226,500
Gregory E. McGowan	$196,500	$0	None	$196,500
Thomas Sholes**	$0	$0	None	$0

*	Excludes reimbursement for any out-of-pocket expenses incurred to attend meetings of the Board.
**	Mr. Sholes became a Trustee for the Trust effective June 9, 2026.

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CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES
A control person is one who owns beneficially or through controlled companies more than 25% of the voting securities of a company or has acknowledged the existence of control. Persons who owned of record of beneficially more than 25% of a Fund’s outstanding shares may be deemed to control the Fund within the meaning of the 1940 Act. A shareholder who controls a Fund could have the ability to vote a majority of the shares of the Fund on any matter requiring the approval of shareholders of the Fund, including changes to the Fund’s fundamental policies or terms of the advisory agreement with the Adviser.
As of June 12, 2026, the following persons were the only persons who were record owners (or to the best knowledge of the Trust, beneficial owners) of 5% or more of any class of a Fund’s outstanding shares (Principal Holders). Principal Holders typically hold shares in accounts for their fiduciary, agency or custodial customers.

Fund Name	Share Class	Name & Address	Form of Ownership	Percent of Class Owned
Destinations Large Cap Equity	Class I	National Financial Services LLC 499 Washington Blvd, Jersey City, NJ 07310	Record Owner	83.44%
Destinations Large Cap Equity	Class I	LPL Financial LLC 1055 LPL Way Fort Mill, SC 29715	Record Owner	6.04%
Destinations Large Cap Equity	Class Z	National Financial Services LLC 499 Washington Blvd, Jersey City, NJ 07310	Record Owner	69.98%
Destinations Large Cap Equity	Class Z	Nationwide Trust Company FSB One Nationwide Plaza Columbus, OH 43215	Record Owner	14.61%
Destinations Small-Mid Cap Equity Fund	Class I	National Financial Services LLC 499 Washington Blvd, Jersey City, NJ 07310	Record Owner	82.18%
Destinations Small-Mid Cap Equity Fund	Class I	LPL Financial LLC 1055 LPL Way Fort Mill, SC 29715	Record Owner	6.11%
Destinations Small-Mid Cap Equity Fund	Class Z	National Financial Services LLC 499 Washington Blvd, Jersey City, NJ 07310	Record Owner	70.12%
Destinations Small-Mid Cap Equity Fund	Class Z	Nationwide Trust Company FSB One Nationwide Plaza Columbus, OH 43215	Record Owner	14.53%
Destinations International Equity Fund	Class I	National Financial Services LLC 499 Washington Blvd, Jersey City, NJ 07310	Record Owner	83.89%
Destinations International Equity Fund	Class I	LPL Financial LLC 1055 LPL Way Fort Mill, SC 29715	Record Owner	6.00%
Destinations International Equity Fund	Class Z	National Financial Services LLC 499 Washington Blvd, Jersey City, NJ 07310	Record Owner	70.51%
Destinations International Equity Fund	Class Z	Nationwide Trust Company FSB One Nationwide Plaza Columbus, OH 43215	Record Owner	14.01%
Destinations Equity Income Fund	Class I	National Financial Services LLC 499 Washington Blvd, Jersey City, NJ 07310	Record Owner	83.47%
Destinations Equity Income Fund	Class I	LPL Financial LLC 1055 LPL Way Fort Mill, SC 29715	Record Owner	8.53%

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Fund Name	Share Class	Name & Address	Form of Ownership	Percent of Class Owned
Destinations Equity Income Fund	Class Z	National Financial Services LLC 499 Washington Blvd, Jersey City, NJ 07310	Record Owner	79.00%
Destinations Equity Income Fund	Class Z	Nationwide Trust Company FSB One Nationwide Plaza, Columbus, OH 43215	Record Owner	7.81%
Destinations Core Fixed Income Fund	Class I	National Financial Services LLC 499 Washington Blvd, Jersey City, NJ 07310	Record Owner	83.85%
Destinations Core Fixed Income Fund	Class I	LPL Financial LLC 1055 LPL Way Fort Mill, SC 29715	Record Owner	6.59%
Destinations Core Fixed Income Fund	Class Z	National Financial Services LLC 499 Washington Blvd, Jersey City, NJ 07310	Record Owner	66.05%
Destinations Core Fixed Income Fund	Class Z	Nationwide Trust Company FSB One Nationwide Plaza, Columbus, OH 43215	Record Owner	15.89%
Destinations Low Duration Fixed Income Fund	Class I	National Financial Services LLC 499 Washington Blvd, Jersey City, NJ 07310	Record Owner	79.45%
Destinations Low Duration Fixed Income Fund	Class I	LPL Financial LLC 1055 LPL Way Fort Mill, SC 29715	Record Owner	10.82%
Destinations Low Duration Fixed Income Fund	Class Z	National Financial Services LLC 499 Washington Blvd, Jersey City, NJ 07310	Record Owner	64.69%
Destinations Low Duration Fixed Income Fund	Class Z	Nationwide Trust Company FSB One Nationwide Plaza Columbus, OH 43215	Record Owner	10.12%
Destinations Low Duration Fixed Income Fund	Class Z	DCGT AS TTEE and or Custody 711 High Street Des Moines IA 50392	Record Owner	12.04%
Destinations Global Fixed Income Opportunities Fund	Class I	National Financial Services LLC 499 Washington Blvd, Jersey City, NJ 07310	Record Owner	79.78%
Destinations Global Fixed Income Opportunities Fund	Class I	LPL Financial LLC 1055 LPL Way Fort Mill, SC 29715	Record Owner	8.65%
Destinations Global Fixed Income Opportunities Fund	Class Z	National Financial Services LLC 499 Washington Blvd, Jersey City, NJ 07310	Record Owner	73.14%
Destinations Global Fixed Income Opportunities Fund	Class Z	Nationwide Trust Company FSB One Nationwide Plaza Columbus, OH 43215	Record Owner	11.51%
Destinations Municipal Fixed Income Fund	Class 1	Nationwide Financial Services LLC 499 Washington Blvd Jersey City, NJ 07310	Record Owner	87.25%
Destinations Municipal Fixed Income Fund	Class I	LPL Financial LLC 1055 LPL Way Fort Mill, SC 29715	Record Owner	7.44%
Destinations Municipal Fixed Income Fund	Class Z	National Financial Services LLC 499 Washington Blvd, Jersey City, NJ 07310	Record Owner	93.15%
Destinations Multi Strategy Alternatives Fund	Class I	National Financial Services LLC 499 Washington Blvd, Jersey City, NJ 07310	Record Owner	84.04%

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Fund Name	Share Class	Name & Address	Form of Ownership	Percent of Class Owned
Destinations Multi Strategy Alternatives Fund	Class I	LPL Financial LLC 1055 LPL Way Fort Mill, SC 29715	Record Owner	6.33%
Destinations Multi Strategy Alternatives Fund	Class Z	National Financial Services LLC 499 Washington Blvd, Jersey City, NJ 07310	Record Owner	72.27%
Destinations Multi Strategy Alternatives Fund	Class Z	Nationwide Trust Company FSB One Nationwide Plaza Columbus, OH 43215	Record Owner	12.76%
Destinations Shelter Fund	Class I	CTC, LLC 425 S. Financial Place, 4th Floor Chicago, IL 60605	Record Owner	57.77%
Destinations Shelter Fund	Class I	National Financial Services LLC 499 Washington Blvd Jersey City, NJ 07310	Record Owner	20.76%
Destinations Shelter Fund	Class I	Charles Schwab & Co., Inc. 3000 Schwab Way Westlake, TX 76262	Record Owner	15.80%
Destinations Shelter Fund	Class I	Matrix Trust Company 717 17th Street, Suite 1300 Denver, CO 80202	Record Owner	5.56%
Destinations Shelter Fund	Class Z	Nationwide Trust Company FSB One Nationwide Plaza Columbus, OH 43215	Record Owner	98.80%
Destinations Real Assets Fund	Class I	National Financial Services LLC 499 Washington Blvd Jersey City, NJ 07310	Record Owner	85.08%
Destinations Real Assets Fund	Class I	LPL Financial LLC 1055 LPL Way Fort Mill, SC 29715	Record Owner	6.09%
Destinations Real Assets Fund	Class Z	National Financial Services LLC 499 Washington Blvd Jersey City, NJ 07310	Record Owner	71.99%
Destinations Real Assets Fund	Class Z	Nationwide Trust Company FSB One Nationwide Plaza Columbus, OH 43215	Record Owner	13.78%

47

PORTFOLIO TRANSACTIONS
Decisions to buy and sell securities for a Fund are made by the Sub-adviser(s), subject to the overall review of the Adviser and the Board. Although investment decisions for the Funds are made independently from those of the other accounts managed by a Sub-adviser, investments of the type that the Funds may make also may be made by those other accounts. When a Fund and one or more other accounts managed by a Sub-adviser are prepared to invest in, or desire to dispose of, the same security, available investments or opportunities for sales will be allocated in a manner believed by the Sub-adviser to be equitable to each. In some cases, this procedure may adversely affect the price paid or received by a Fund or the size of the position obtained or disposed of by a Fund.
The Board has approved procedures in conformity with Rule 10f-3 under the 1940 Act whereby the Funds may purchase securities that are offered in underwritings in which an affiliate participates. These procedures prohibit a Fund from directly or indirectly benefiting an affiliate in connection with such underwritings. In addition, for underwritings where an affiliate participates as a principal underwriter, certain restrictions may apply that could, among other things, limit the amount of securities that a Fund could purchase in the underwritings.
Transactions on U.S. stock exchanges and some foreign stock exchanges involve the payment of negotiated brokerage commissions. On exchanges on which commissions are negotiated, the cost of transactions may vary among different brokers. On most foreign exchanges, commissions are generally fixed. No stated commission is generally applicable to securities traded in the U.S. over-the-counter markets, but the underwriters include an underwriting commission or concession and the prices at which securities are purchased from and sold to dealers include a dealer’s mark-up or mark-down. U.S. government securities generally are purchased from underwriters or dealers, although certain newly issued U.S. government securities may be purchased directly from the U.S. Treasury or from the issuing agency or instrumentality.
In selecting brokers or dealers to execute securities transactions on behalf of a Fund, its Sub-adviser(s) seeks the best overall terms available. In assessing the best overall terms available for any transaction, a Sub-adviser will consider the factors it deems relevant, including, but not limited to, the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer and the reasonableness of the commission, if any, for the specific transaction and on a continuing basis. In addition, each Advisory Agreement (as defined below) between the Adviser and a Sub-adviser authorizes the Sub-adviser, in selecting brokers or dealers to execute a particular transaction, and in evaluating the best overall terms available, to consider the brokerage and research services (as those terms are defined in Section 28(e) of the 1934 Act) provided to the Fund and/or other accounts over which the Sub-adviser or its affiliates exercise investment discretion. In doing so, a Fund may pay higher commission rates than the lowest available when the Sub-adviser believes it is reasonable to do so in light of the value of the brokerage and research services provided by the broker effecting the transaction, as discussed below. It has for many years been a common practice in the investment advisory business for advisers of investment companies and other institutional investors to receive research services from broker-dealers which execute portfolio transactions for the clients of such advisers. Consistent with this practice, a Sub-adviser receives research services from many broker-dealers with which the Sub-adviser places portfolio trades. The Sub-adviser may also receive research or research credits from brokers, which are generated from underwriting commissions when purchasing new issues of fixed income securities or other assets for a Fund. These services, which in some cases may also be purchased for cash, include such matters as general economic and security market reviews, industry and company reviews, evaluations of securities and recommendations as to the purchase and sale of securities. Some of these services are of value to a Sub-adviser in advising its clients (including the Funds), although not all of these services are necessarily useful and of value in managing the Fund. The fees under the Advisory Agreement and the Sub-Advisory Agreements, respectively, are not reduced by reason of a Fund’s Sub-adviser receiving brokerage and research services. As noted above, a Sub-adviser may purchase new issues of securities for a Fund in underwritten fixed price offerings. In these situations, the underwriter or selling group member may provide the Sub-adviser with research in addition to selling the securities (at the fixed public offering price) to the Fund or other advisory clients. Because the offerings are conducted at a fixed price, the ability to obtain research from a broker-dealer in this situation provides knowledge that may benefit the Fund, other Sub-adviser clients, and the Sub-adviser without incurring additional costs. These arrangements may not fall within the safe harbor of Section 28(e) because the broker-dealer is considered to be acting in a principal capacity in underwritten transactions. However, the Financial Industry Regulatory Authority (“FINRA”) has adopted rules expressly permitting broker-dealers to provide bona fide research to advisers in connection with fixed price offerings under certain circumstances. As a general matter in these situations, the underwriter or selling group member will provide research credits at a rate that is higher than that which is available for secondary market transactions.

48

The Board will periodically review the commissions paid by a Fund to determine if the commissions paid over representative periods of time were reasonable in relation to the benefits inuring to the Fund. Over-the-counter purchases and sales by a Fund are transacted directly with principal market makers except in those cases in which better prices and executions may be obtained elsewhere.
To the extent consistent with applicable provisions of the 1940 Act and the rules and exemptions adopted by the SEC under the 1940 Act, the Board has determined that transactions for a Fund may be executed through an affiliated broker-dealer if, in the judgment of its Sub-adviser, the use of an affiliated broker-dealer is likely to result in price and execution at least as favorable as those of other qualified broker-dealers, and if, in the transaction, the affiliated broker-dealer charges the Fund a fair and reasonable rate.
The Funds will not purchase any security, including U.S. government securities, during the existence of any underwriting or selling group relating thereto of which any affiliate of the Funds thereof, is a member, except to the extent permitted by the SEC.
The Funds may use an affiliated broker-dealer as a commodities broker in connection with entering into futures contracts and options on futures contracts if, in the judgment of the Sub-adviser, the use of an affiliated broker-dealer is likely to result in price and execution at least as favorable as those of other qualified broker-dealers, and if, in the transaction, the affiliated broker-dealer charges the Fund a fair and reasonable rate.
The Funds do not direct brokerage to brokers in recognition of, or as compensation for, the promotion or sale of Fund shares.

49

BROKERAGE COMMISSIONS PAID
The following table sets forth certain information regarding each Fund’s payment of brokerage commissions for the fiscal years ended February 29, 2024, February 28, 2025, and February 28, 2026, including payments to brokers who are affiliated persons of the Funds:

Fund	Fiscal Year Ended February 28	Total $ Amount of Brokerage Commissions Paid (000)	Total $ Amount of Commissions Paid to Affiliated Brokers (000)	% of Total Brokerage Commissions Paid to Affiliated Brokers	% of Total Brokerage Transactions Effected Through Affiliated Brokers
Destinations Large Cap Equity Fund	2026	$858,320	$0	0.00%	0.00%
	2025	$1,278,041	$0	0.00%	0.00%
	2024	$1,348,181	$0	0.00%	0.00%
Destinations Small-Mid Cap Equity Fund	2026	$762,981	$0	0.00%	0.00%
	2025	$849,160	$0	0.00%	0.00%
	2024	$1,213,018	$0	0.00%	0.00%
Destinations International Equity Fund	2026	$1,161,466	$0	0.00%	0.00%
	2025	$1,669,431	$0	0.00%	0.00%
	2024	$1,982,915	$0	0.00%	0.00%
Destinations Equity Income Fund	2026	$223,928	$0	0.00%	0.00%
	2025	$261,058	$0	0.00%	0.00%
	2024	$446,541	$0	0.00%	0.00%
Destinations Core Fixed Income Fund	2026	$24,497	$0	0.00%	0.00%
	2025	$44,834	$0	0.00%	0.00%
	2024	$19,953	$0	0.00%	0.00%
Destinations Low Duration Fixed Income Fund	2026	$44,395	$0	0.00%	0.00%
	2025	$27,561	$0	0.00%	0.00%
	2024	$45,154	$0	0.00%	0.00%
Destinations Global Fixed Income Opportunities Fund	2026	$90,384	$0	0.00%	0.00%
	2025	$89,717	$0	0.00%	0.00%
	2024	$118,304	$0	0.00%	0.00%
Destinations Municipal Fixed Income Fund	2026	$21,145	$0	0.00%	0.00%
	2025	$17,174	$0	0.00%	0.00%
	2024	$0	$0	0.00%	0.00%
Destinations Multi Strategy Alternatives Fund	2026	$141,208	$0	0.00%	0.00%
	2025	$142,590	$0	0.00%	0.00%
	2024	$205,694	$0	0.00%	0.00%
Destinations Shelter Fund	2026	$10,091	$0	0.00%	0.00%
	2025	$9,804	$0	0.00%	0.00%
	2024	$9,316	$0	0.00%	0.00%
Destinations Real Assets Fund	2026	$240,292	$0	0.00%	0.00%
	2025	$174,593	$0	0.00%	0.00%
	2024*	$—	$—	—	—

*
The Destinations Real Assets Fund did not pay any brokerage commissions for the fiscal year ended February 29, 2024 because the Destinations Real Assets Fund was not an active component in the advisory models that are implemented through the Destinations Funds during that fiscal year. During that time, the Adviser was the sole beneficial owner of the Fund and the Fund had only de minimis assets, which consisted entirely of cash.

50

The following table sets forth each Fund’s holdings of securities issued by the ten brokers and/or ten dealers that executed transactions for or with the Fund in the largest dollar amounts during the fiscal year ended February 28, 2026:

Fund	Amount
Destinations Large Cap Equity Fund
Merrill Lynch, Pierce, Fenner & Smith Inc.	$17,137,484
Goldman Sachs & Co, LLC	$14,435,619
Destinations Small-Mid Cap Equity Fund
Raymond James (USA) Ltd.	$149,100
Piper Jaffray & Co.	$121,767
Stifel, Nicolaus & Company, Inc.	$56,648
Jefferies LLC	$34,499
Destinations International Equity Fund
BNP Paribas Securities Corp.	$14,146,541
UBS Securities LLC	$10,126,028
HSBC Securities (USA) INC.	$5,275,926
Destinations Equity Income Fund
Merrill Lynch, Pierce, Fenner & Smith Inc.	$6,085,885
J.P. Morgan Securities LLC	$5,896,691
Morgan Stanley & Co. LLC	$2,013,938
Goldman Sachs & Co, LLC	$1,376,172
Destinations Core Fixed Income Fund
Merrill Lynch, Pierce, Fenner & Smith Inc.	$7,533,723
Goldman Sachs & Co, LLC	$2,047,717
Destinations Low Duration Fixed Income Fund
Cantor Fitzgerald & Co.	$322,298
Citigroup Global Markets Inc.	$299,800
Merrill Lynch, Pierce, Fenner & Smith Inc.	$217,763
Goldman Sachs & Co, LLC	$198,282
Destinations Global Fixed Income Opportunities Fund
This Fund did not hold any of its top brokers as holdings.	$—
Destinations Municipal Fixed Income Fund
This Fund did not hold any of its top brokers as holdings.	$—
Destinations Multi Strategy Alternatives Fund
Cantor Fitzgerald & Co.	$1,010,092
Destinations Shelter Fund
This Fund did not hold any of its top brokers as holdings.	$—
Destinations Real Assets Fund
This Fund did not hold any of its top brokers as holdings.	$—

51

PORTFOLIO TURNOVER
The Funds may engage in active short-term trading to benefit from yield disparities among different issues of securities, to seek short-term profits during periods of fluctuating interest rates or for other reasons. The Funds will not consider portfolio turnover rate a limiting factor in making investment decisions.
A Fund’s turnover rate is calculated by dividing the lesser of purchases or sales of its portfolio securities for the year by the monthly average value of the portfolio securities. Securities or options with remaining maturities of one year or less on the date of acquisition are excluded from the calculation. Since the Funds are authorized to engage in transactions in options, it may experience increased portfolio turnover under certain market conditions as a result of their investment strategies. For instance, the exercise of a substantial number of options written by a Fund (because of appreciation of the underlying security in the case of call options or depreciation of the underlying security in the case of put options) could result in a turnover rate in excess of 100%. A portfolio turnover rate of 100% would occur if all of a Fund’s securities that are included in the computation of turnover were replaced once during a period of one year.
Certain practices that may be employed by a Fund could result in high portfolio turnover. For example, portfolio securities may be sold in anticipation of a rise in interest rates (market decline) or purchased in anticipation of a decline in interest rates (market rise) and later sold. In addition, a security may be sold and another of comparable quality purchased at approximately the same time to take advantage of what a Sub-adviser believes to be a temporary disparity in the normal yield relationship between the two securities. These yield disparities may occur for reasons not directly related to the investment quality of particular issues or the general movement of interest rates, such as changes in the overall demand for, or supply of, various types of securities. Portfolio turnover rates may vary greatly from year to year as well as within a particular year and may be affected by cash requirements for redemptions of a Fund’s shares as well as by requirements that enable a Fund to receive favorable tax treatment.
The portfolio turnover rates for the Funds for the fiscal years ended February 28, 2025 and February 28, 2026 were as follows:

Fund	2025	2026
Destinations Large Cap Equity Fund	90%	98%
Destinations Small-Mid Cap Equity Fund	129%	124%
Destinations International Equity Fund	62%	54%
Destinations Equity Income Fund	45%	62%
Destinations Core Fixed Income Fund	168%	167%
Destinations Low Duration Fixed Income Fund	87%	76%
Destinations Global Fixed Income Opportunities Fund	112%	104%
Destinations Municipal Fixed Income Fund	42%	48%
Destinations Multi Strategy Alternatives Fund	58%	55%
Destinations Shelter Fund	9%	12%
Destinations Real Assets Fund*	27%	92%

*	The change in portfolio turnover rate for the Destinations Real Assets Fund was due to the Fund only being active in the 2025 fiscal year from November 14 to February 28.
INVESTMENT MANAGEMENT AND OTHER SERVICES
Adviser; Sub-advisers. Orion Portfolio Solutions, LLC d.b.a. Brinker Capital Investments (the “Adviser”) serves as investment adviser to the Trust pursuant to an investment advisory agreement (“Advisory Agreement”) between the Trust and the Adviser. Each Sub-adviser serves as investment adviser to a Fund pursuant to separate written agreements with the Adviser on behalf of the Funds (“Sub-advisory Agreements”).
Each Fund bears its own expenses, which generally include all costs not specifically borne by the Adviser, the distributor, the Sub-advisers, the Administrator, the transfer agent or other service providers. Included among the Funds’ expenses are costs incurred in connection with a Fund’s organization; investment management and administration fees; fees for necessary professional and brokerage services; fees for any pricing services; the costs of regulatory compliance; and costs associated with maintaining the Trust’s legal existence and shareholder relations.

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Under the Advisory Agreement, the Fund pays the Adviser an investment advisory fee calculated daily at an annual rate based on a Fund’s average daily net assets and paid monthly in arrears. The Adviser pays each Sub-adviser a sub-advisory fee from its investment advisory fees.
For the fiscal year ended February 28, 2026 the following table shows the percentage of: (i) the aggregate amount of fees paid to the Sub-advisers by the Adviser; (ii) the fees retained by the Adviser; (iii) the fees waived by the Adviser; and (iv) the contractual advisory fee that the Adviser is entitled to receive from each Fund. Each Fund’s actual advisory fees may be less than the amounts set forth in the Prospectus due to the effect of additional voluntary fee waivers.

	Aggregate Sub-advisory Fee Paid by Brinker Capital	Portion of Advisory Fee Retained by Brinker Capital	Portion of Advisory Fee Waived by Brinker Capital	Total Contractual Advisory Fee
Destinations Large Cap Equity Fund	0.16%	0.444%	0.15%	0.75%
Destinations Small-Mid Cap Equity Fund	0.36%	0.444%	0.10%	0.90%
Destinations International Equity Fund	0.34%	0.444%	0.22%	1.00%
Destinations Equity Income Fund	0.24%	0.444%	0.12%	0.80%
Destinations Core Fixed Income Fund	0.17%	0.444%	0.04%	0.65%
Destinations Low Duration Fixed Income Fund	0.21%	0.444%	0.05%	0.70%
Destinations Global Fixed Income Opportunities Fund	0.32%	0.444%	0.09%	0.85%
Destinations Municipal Fixed Income Fund	0.15%	0.444%	0.11%	0.70%
Destinations Multi Strategy Alternatives Fund	0.54%	0.444%	0.37%	1.35%
Destinations Shelter Fund	0.35%	0.444%	0.06%	0.85%
Destinations Real Assets Fund	0.31%	0.444%	0.25%	1.00%

The Adviser has contractually agreed to waive a portion of its advisory fee with respect to the Funds until the period ended June 30, 2027 in order to keep the Funds’ management fees from exceeding 0.444% more than the total amount of sub-advisory fees paid by the Adviser with respect to each Fund. The agreement may be amended or terminated only with the consent of the Board of Trustees. For the periods prior to April 1, 2024, the Adviser agreed to contractually waive a portion of its advisory fee with respect to each Fund to keep the Fund’s advisory fees from exceeding 0.39% more than the total amount of sub-advisory fees paid by the Adviser with respect to such Fund.
For the fiscal years ended February 29, 2024, February 28, 2025 and February 28, 2026, the following table shows the dollar amount of: (i) the aggregate amount of fees paid to the Sub-advisers by the Adviser; (ii) the fees waived by the Adviser; and (iii) the contractual advisory fee that the Adviser is entitled to receive from each Fund. Each Fund’s actual advisory fees may be less than the amounts set forth in the Prospectus due to the effect of additional voluntary fee waivers. For the fiscal year ended February 29, 2024, the Destinations Real Assets Fund was not an active component in the advisory models that are implemented through the Destinations Funds. During that time, the Adviser was the sole beneficial owner of the Destinations Real Assets Fund and the Destinations Real Assets Fund had only de minimis assets, which consisted entirely of cash. Therefore, the Fund did not pay advisory fees.
For the fiscal year ended February 29, 2024:

	Total Contractual Advisory Fee	Portion of Advisory Fee Waived by the Adviser	Aggregate Sub-advisory Fee Paid by the Adviser
Destinations Large Cap Equity Fund	$30,521,391	$6,346,928	$8,316,515.27
Destinations Small-Mid Cap Equity Fund	$7,787,552	$299,962	$4,117,472.87
Destinations International Equity Fund	$24,315,745	$4,804,003	$10,027,187.50
Destinations Equity Income Fund	$5,128,913	$665,940	$1,963,759.26
Destinations Core Fixed Income Fund	$13,416,025	$1,668,338	$3,697,599.27
Destinations Low Duration Fixed Income Fund	$2,898,078	$189,064	$1,095,109.90
Destinations Global Fixed Income Opportunities Fund	$6,833,852	$1,085,313	$2,611,705.42
Destinations Municipal Fixed Income Fund	$6,163,140	$1,360,480	$1,369,267.77
Destinations Multi Strategy Alternatives Fund	$10,913,673	$3,586,098	$4,175,418.83
Destinations Shelter Fund	$845,765	$111,003	$346,995.11

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For the fiscal year ended February 28, 2025:

	Total Contractual Advisory Fee	Portion of Advisory Fee Waived by the Adviser	Aggregate Sub-advisory Fee Paid by the Adviser
Destinations Large Cap Equity Fund	$32,463530	$6,314,092	$7,135,966
Destinations Small-Mid Cap Equity Fund	$7,811,008	$866,215	$3,133,781
Destinations International Equity Fund	$21,674,915	$4,668,946	$7,499,074
Destinations Equity Income Fund	$4,559,387	$723,540	$1,334,297
Destinations Core Fixed Income Fund	$12,405,819	$959,083	$3,068,390
Destinations Low Duration Fixed Income Fund	$2,644,057	$216,155	$770,027
Destinations Global Fixed Income Opportunities Fund	$6,849,861	$983,704	$2,327,432
Destinations Municipal Fixed Income Fund	$5,701,513	$1,071,191	$1,108,802
Destinations Multi Strategy Alternatives Fund	$9,454,009	$2,860,635	$3,521,944
Destinations Shelter Fund	$837,254	$58,798	$345,865
Destinations Real Assets Fund	$889,131	$224,953	$269,393

For the fiscal year ended February 28, 2026:

	Total Contractual Advisory Fee	Portion of Advisory Fee Waived by the Adviser	Aggregate Sub-advisory Fee Paid by the Adviser
Destinations Large Cap Equity Fund	$26,949,711	$5,281,393	$5,713,376
Destinations Small-Mid Cap Equity Fund	$6,167,141	$632,999	$2,492,180
Destinations International Equity Fund	$19,608,395	$4,242,706	$6,659,578
Destinations Equity Income Fund	$3,843,205	$541,714	$1,168,503
Destinations Core Fixed Income Fund	$10,223,479	$543,987	$2,696,062
Destinations Low Duration Fixed Income Fund	$2,027,553	$134,572	$606.931
Destinations Global Fixed Income Opportunities Fund	$5,995,662	$577,553	$2,286,241
Destinations Municipal Fixed Income Fund	$4,630,023	$732,482	$960,781
Destinations Multi Strategy Alternatives Fund	$7,445,245	$1,994,203	$3,002,004
Destinations Shelter Fund	$808,568	$52,482	$333,728
Destinations Real Assets Fund	$3,300,895	$826,572	$1,008,761

Under certain circumstances, the Adviser may engage one or more third-party transition management service providers to execute transactions on behalf of a Fund where the Adviser has allocated a portion of the Fund’s assets away from a particular Sub-adviser, but the Board has not yet approved an advisory agreement with a replacement Sub-adviser or such replacement Sub-adviser has not yet begun managing Fund assets. During such time, the Adviser will instruct the transition manager(s) as to what transactions to effect on behalf of a Fund’s portfolio. The duration of any such transition management services will be determined by the Adviser’s ability to identify an appropriate replacement Sub-adviser and when such replacement Sub-adviser can begin managing Fund assets.
Administrator. Brown Brothers Harriman & Co. serves as the administrator (“Administrator”) to the Funds pursuant to a written agreement (“Administration Agreement”). For its administrative services, the Administrator receives an annual asset-based fee. The fee is calculated and allocated daily based on the relative assets of the Funds.
As administrator, Brown Brothers Harriman & Co. provides various administrative services, including assisting with the supervision of the Trust’s operations, accounting and bookkeeping, calculating the Funds’ daily NAVs, preparing reports to the Funds’ shareholders, preparing and filing reports with the SEC and state securities authorities, preparing and filing tax returns and preparing materials for meetings of the Trustees and its committees.

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The Adviser and each Sub-adviser pay the salaries of all officers and employees who are employed by them and the Trust. The Adviser maintains office facilities for the Trust. The Adviser, the Sub-advisers and Administrator bear all expenses in connection with the performance of their respective services under the Advisory Agreement, the Sub-advisory Agreements, and the Administration Agreement, except as otherwise provided in the respective agreement.
Disclosure of Portfolio Holdings
The Trust has adopted policies and procedures with respect to the disclosure of the Funds’ securities and any ongoing arrangements to make available information about the Funds’ securities holdings. The policy requires that consideration always be given as to whether disclosure of information about the Funds’ securities holdings is in the best interests of the Fund’s shareholders, and that any conflicts of interest between the interests of the Funds’ shareholders and those of the Adviser, the Administrator, the Distributor or their affiliates, be addressed in a manner that places the interests of Fund shareholders first. The policy provides that information regarding a Fund’s securities holdings may not be shared with non-employees of the Trust’s service providers, with investors or potential investors (whether individual or institutional), or with third-parties unless it is done for legitimate Funds’ business purposes and in accordance with the policy.
The policy generally provides for the release of details of securities positions once they are considered “stale.” Data is considered stale 5 calendar days following month-end with respect to the Funds. The Adviser believes that this passage of time prevents a third-party from benefiting from an investment decision made by a portfolio that has not been fully reflected by the market.
Under the policy, the Funds’ complete list of holdings (including the size of each position) may be made available to investors, potential investors, third parties and non-employees with simultaneous public disclosure at least 5 days after month-end. Typically, simultaneous public disclosure is achieved by the filing of Form N-PORT or Form N-CSR in accordance with SEC rules, provided that such filings may not be made until 5 days following month-end and/or posting the information to the Trust’s Internet site that is accessible by the public, or through public release by a third-party vendor.
Under the policy, if information about a Fund’s securities holdings is released pursuant to an ongoing arrangement with any party, the Fund must have a legitimate business purpose for the release of the information, and either the party receiving the information must be under a duty of confidentiality, or the release of non-public information must be subject to trading restrictions and confidential treatment to prohibit the entity from sharing with an unauthorized source or trading upon any non-public information provided. The Funds, the Adviser, any service provider and any of their affiliated parties may not receive compensation or any other consideration in exchange for such arrangements. Ongoing arrangements to make available information about the Funds’ portfolio securities will be reviewed at least annually by the Trustees.
The approval of the CCO, or his or her designee, must be obtained before entering into any new ongoing arrangement or altering any existing ongoing arrangement to make available portfolio holdings information, or with respect to any exceptions to the policy. Any exceptions to the policy must be consistent with the purposes of the policy. Exceptions are considered on a case-by-case basis and are granted only after a thorough examination and consultation with the Adviser’s and Administrator’s legal department, as necessary. Exceptions to the policies are reported to the Trustees at their next regularly scheduled meeting.
Set forth below is a chart showing those parties with whom the Adviser, on behalf of the Funds, has authorized ongoing arrangements that include the release of portfolio holding information, the frequency of the release under such arrangements, and the length of the lag, if any, between the date of the below as recipients as service providers, fund rating agencies, consultants and analysts.

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The Funds may release their portfolio holdings to the following recipients:

Recipient	Frequency	Delay Before Dissemination
BBH&Co. (Administrator, Fund Custodian and Accounting Agent)	Daily	None
FactSet Research Systems Inc.	Daily	None
MSCI Inc.	Daily	None
State Street	Daily	None
Morningstar Inc.	Monthly	5 days after quarter end
Bloomberg	Monthly	5 days after quarter end
Foreside	Monthly	Last business day
Global Trading Analytics	Monthly	Last business day
Ernst & Young (Passive Foreign Investment Company analytics)	As Needed	None
ISS (Proxy Voting Services)	As Needed	None
KPMG LLP (Audit Firm)	As Needed	None

Proxy Voting Policies
Although individual Trustees may not agree with particular policies or votes by the Adviser, the Board has approved delegating proxy voting discretion to the Adviser and Sub-advisers believing that they should be responsible for voting because it is a matter relating to the investment decision making process.
Non-equity securities, such as debt obligations and money market instruments are not usually considered to be voting securities, and proxy voting, if any, is typically limited to the solicitation of consents to changes in or waivers of features of debt securities, or plans of reorganization involving the issuer of the security. In the rare event that proxies are solicited with respect to any of these securities, the Adviser or the Sub-adviser, as the case may be, would vote the proxy in accordance with the principles set forth in its proxy voting policies and procedures, including the procedures used when a vote presents a conflict between the interests of Fund shareholders, on the one hand, and those of the Adviser or the Sub-adviser or any affiliated person of the Fund and the Fund’s shareholders, on the other.
Attached as Appendix B are copies of the guidelines and procedures that the Adviser and Sub-advisers use to determine how to vote proxies relating to portfolio securities, including the procedures that the Adviser and or Sub-advisers use when a vote presents a conflict between the interests of Fund shareholders, on the one hand, and those of the Adviser or any affiliated person of the Trust or the Adviser or Sub-advisers, on the other. This summary of the guidelines gives a general indication as to how the Adviser and Sub-advisers will vote proxies relating to portfolio securities on each issue listed. However, the guidelines do not address all potential voting issues or the intricacies that may surround individual proxy votes. For that reason, there may be instances in which votes may vary from the guidelines presented. Notwithstanding the foregoing, the Adviser and/or Sub-advisers as applicable always endeavors to vote proxies relating to portfolio securities in accordance with the Fund’s investment objectives.
The proxy voting policies of the Sub-advisers, or summaries thereof, are also found in Appendix B.
Information on how each Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 will be available, without charge, on the Trust’s website at: www.destinationsfunds.com.
Code of Ethics
Pursuant to Rule 17j-1 of the 1940 Act, each of the Trust, the Adviser, each Sub-adviser and distributor has adopted a code of ethics that permits personnel to invest in securities for their own accounts, including securities that may be purchased or held by a Fund of the Trust. All personnel must place the interests of clients first and avoid activities, interests and relationships that might interfere with the duty to make decisions in the best interests of the clients. All personal securities transactions by employees must adhere to the requirements of the code and must be conducted in such a manner as to avoid any actual or potential conflict of interest, the appearance of such a conflict, or the abuse of an employee’s position of trust and responsibility.
Copies of the codes of ethics of the Trust, the Adviser, Sub-advisers, and distributor are on file with the SEC.

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COUNSEL AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Morgan, Lewis & Bockius LLP, located at 2222 Market Street, Philadelphia, PA 19103, serves as counsel to the Trust. Jon Rand, Esq. of Jon S. Rand LLC serves as independent counsel to the Independent Trustees and Mr. Del Raso.
KPMG LLP located at 1735 Market Street, Philadelphia, PA 19103, serves as the independent registered public accounting firm of the Trust.
In the interest of economy and convenience, certificates representing shares in the Trust are not physically issued. UMB Fund Services, Inc., the Trust’s transfer agent, maintains a record of each shareholder’s ownership of Trust shares. Shares do not have cumulative voting rights, meaning that holders of more than 50% of the shares voting for the election of Trustees can elect all Trustees. Shares are transferable, but have no preemptive, conversion or subscription rights. Shareholders generally vote on a Trust-wide basis, except with respect to proposals affecting an individual Fund, such as those with respect to the Advisory Agreement.
PORTFOLIO MANAGER DISCLOSURE
Portfolio Managers
Orion Portfolio Solutions, LLC d.b.a. Brinker Capital Investments
The Adviser compensates each portfolio manager with both salary and a discretionary bonus. The portfolio manager’s discretionary bonus is determined first by overall company performance and then by the performance of the individual team member, of which the results for the Destinations advisory portfolios performance in which the portfolio manager has responsibilities and other goals is one component. As it relates to the portfolio manager’s discretionary annual bonus that is impacted by the results of the advisory portfolios (which utilize the Funds and are offered by Brinker), performance is evaluated over both a short-term and long-term time horizon. Additional factors in the discretionary annual bonus for each portfolio manager includes a qualitative review of the portfolio manager’s contributions to the Adviser and the overall performance of the Adviser.
Ownership of Fund Shares. The following table sets forth the dollar range of shares beneficially owned by each Portfolio Manager as of February 28, 2026:

Name of Fund	Name of Portfolio Manager	Dollar Range of Fund Shares Beneficially Owned
Destinations Large Cap Equity Fund	Brian Storey, CFA	$100,001 – $500,000
	Timothy Holland, CFA	None
	Andrew Goins, CFA	$10,001 – $50,000
	John Hoffman, CFA	$50,001 – $100,000
Destinations Small-Mid Cap Equity Fund	Brian Storey, CFA	$10,001 – $50,000
	Timothy Holland, CFA	None
	Andrew Goins, CFA	$1 – $10,000
	John Hoffman, CFA	None
Destinations International Equity Fund	Brian Storey, CFA	$100,001 – $500,000
	Timothy Holland, CFA	None
	Andrew Goins, CFA	$1 – $10,000
	John Hoffman, CFA	$10,001 – $50,000
Destinations Equity Income Fund	Brian Storey, CFA	$10,001 – $50,000
	Timothy Holland, CFA	None
	Andrew Goins, CFA	None
	John Hoffman, CFA	None

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Name of Fund	Name of Portfolio Manager	Dollar Range of Fund Shares Beneficially Owned
Destinations Core Fixed Income Fund	Brian Storey, CFA	$50,001 – $100,000
	Timothy Holland, CFA	None
	Andrew Goins, CFA	$1 – $10,000
	John Hoffman, CFA	None
Destinations Low Duration Fixed Income Fund	Brian Storey, CFA	$1 – $10,000
	Timothy Holland, CFA	None
	Andrew Goins, CFA	None
	John Hoffman, CFA	None
Destinations Global Fixed Income Opportunities Fund	Brian Storey, CFA	$10,001 – 50,000
	Timothy Holland, CFA	None
	Andrew Goins, CFA	$1 – $10,000
	John Hoffman, CFA	None
Destinations Municipal Fixed Income Fund	Brian Storey, CFA	None
	Timothy Holland, CFA	None
	Andrew Goins, CFA	None
	John Hoffman, CFA	None
Destinations Multi Strategy Alternatives Fund	Brian Storey, CFA	$10,001 – 50,000
	Timothy Holland, CFA	None
	Andrew Goins, CFA	$1 – $10,000
	John Hoffman, CFA	$10,001 – $50,000
Destinations Shelter Fund	Brian Storey, CFA	None
	Timothy Holland, CFA	None
	Andrew Goins, CFA	None
	John Hoffman, CFA	None
Destinations Real Assets Fund	Brian Storey, CFA	$10,001 – $50,000
	Timothy Holland, CFA	None
	Andrew Goins, CFA	$1 – $10,000
	John Hoffman, CFA	$1 – $10,000

Other Accounts. As of February 28, 2026, the portfolio managers were responsible for the day-to-day management of certain other accounts, as follows:

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)
Brian Storey, CFA	0	$0	0	$0	3,766	$1,225.5
Timothy Holland, CFA	0	$0	0	$0	0	$0
Andrew Goins, CFA	0	$0	0	$0	3,766	$1,225.5
John Hoffman, CFA	0	$0	0	$0	0	$0

None of the accounts above are subject to a performance-based advisory fee.
Conflicts of Interest. The portfolio managers’ management of registered investment companies, other pooled investment vehicles or other accounts may give rise to actual or potential conflicts of interest in connection with their day-to-day oversight of the Funds’ investments. The other accounts might have similar investment objectives as the Funds or hold, purchase or sell securities that are eligible to be held, purchased or sold by the funds.

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While the portfolio managers’ management of the other accounts may give rise to the following potential conflicts of interest, the Adviser does not believe that the conflicts, if any, are material or, to the extent any such conflicts are material, the Adviser believes that it has designed policies and procedures that are reasonably designed to manage such conflicts in an appropriate way.
Knowledge of the Timing and Size of Fund Trades. A potential conflict of interest may arise as a result of the portfolio managers’ day-to-day oversight of the Funds. Because of their positions with the Funds, the portfolio managers may know the size, timing and possible market impact of Fund trades. It is theoretically possible that the portfolio managers could use this information to the advantage of the other accounts and to the possible detriment of the Funds. However, the Adviser has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time.
Investment Opportunities. A potential conflict of interest may arise as a result of the portfolio managers’ oversight of the Funds and other accounts, which, in theory, may allow them to allocate investment opportunities in a way that favors the other accounts over the Funds. This conflict of interest may be exacerbated to the extent that the Adviser or the portfolio managers receive, or expect to receive, greater compensation from their management of the other accounts than the Funds. Notwithstanding this theoretical conflict of interest, it is the Adviser’s policy to manage each account based on its investment objectives and related restrictions and, as discussed above, the Adviser has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time and in a manner consistent with each account’s investment objectives and related restrictions. For example, while the portfolio managers may buy for other accounts securities that differ in identity or quantity from securities bought for the Funds, such an approach might not be suitable for the Funds given their investment objectives and related restrictions.
BAMCO, Inc.
BAMCO, Inc. (“BAMCO”) is located at 767 Fifth Avenue, 49th Floor, New York, New York 10152, and serves as a Sub-adviser to a portion of the assets of the Destinations International Equity Fund. BAMCO is a New York Corporation and has been an SEC-registered investment adviser since March 6, 1987. As of March 31, 2026, BAMCO had assets under management of approximately $46.9 billion.
Compensation. The Adviser pays BAMCO a fee based on the assets under management of the Destinations International Equity Fund as set forth in an investment sub-advisory agreement between BAMCO and the Adviser. BAMCO pays its investment professionals out of its total revenues, including the sub-advisory fees earned with respect to the Destinations International Equity Fund. The following information relates to the period ended February 28, 2026.
The compensation for Michael Kass and Anuj Aggarwal includes a base salary and an annual bonus, which are based, in part, on Michael and Anuj’s individual long-term investment performance and their overall contribution to BAMCO and its profitability. Their annual bonuses are also based, in part, on the amount of assets managed.
Ownership of Fund Shares. As of February 28, 2026, BAMCO’s portfolio managers did not beneficially own any shares of the Destinations International Equity Fund.
Other Accounts. As of February 28, 2026, in addition to the Destinations International Equity Fund, BAMCO’s portfolio managers were responsible for the day-to-day management of certain other accounts, as follows:

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)
Michael Kass	3	$4,210	2	$272	0	$0
Anuj Aggarwal	1	$26	0	$0	0	$0

None of the accounts above are subject to a performance-based advisory fee.
Conflicts of Interest. Conflicts of interest could arise in connection with managing the Destinations International Equity Fund along with other funds and accounts of other clients of BAMCO and of clients of BAMCO’s affiliated investment adviser, Baron Capital Management, Inc. Because of market conditions, client investment restrictions, BAMCO imposed investment guidelines, and the consideration of factors such as cash availability and diversification considerations, not all investment opportunities will be available to the Destinations International

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Equity Fund and all clients at all times. BAMCO has joint trading policies and procedures designed to ensure that no fund or client is systematically given preferential treatment over time. The Chief Compliance Officer monitors allocations for consistency with this policy and reports to the Board annually. Because an investment opportunity may be suitable for multiple accounts, the Destinations International Equity Fund may not be able to take full advantage of that opportunity because the opportunity may be allocated among many of the accounts of clients managed by BAMCO and its affiliate.
To the extent that the Destinations International Equity Fund’s portfolio managers have responsibilities for managing other client accounts, the portfolio managers may have conflicts of interest with respect to their time and attention among relevant accounts.
In addition, differences in the investment restrictions or strategies of the Destinations International Equity Fund and other accounts may cause the portfolio managers to take action with respect to another account that differs from the action taken with respect to the Destinations International Equity Fund. In some cases, another account managed by the portfolio managers may provide more revenue to BAMCO. While this may create additional conflicts of interest for the portfolio managers in the allocation of management time, resources, and investment opportunities, BAMCO takes all necessary steps to ensure that the portfolio managers endeavor to exercise their discretion in a manner that is equitable to the Destinations International Equity Fund and other accounts.
BAMCO believes that it has policies and procedures in place that address the Destinations International Equity Fund’s potential conflicts of interest. Such policies and procedures address, among other things, trading practices (e.g., brokerage commissions, cross trading, aggregation and allocation of transactions, sequential transactions, allocations of orders for execution to brokers, and portfolio performance dispersion review), disclosure of confidential information, and employee trading.
Barrow, Hanley, Mewhinney & Strauss, LLC
Barrow, Hanley, Mewhinney & Strauss, LLC (“Barrow Hanley”) is located at 2200 Ross Avenue, 31st Floor, Dallas, Texas 75201, and serves as a Sub-adviser to a portion of the assets of the Destinations International Equity Fund. Barrow Hanley is a Delaware limited liability company and an indirect majority-owned affiliate of Perpetual Limited, a publicly traded company. Barrow Hanley is an investment management firm that focuses on value focused investment strategies. As of March 31, 2026, Barrow Hanley had approximately $58.7 billion in assets under management.
Compensation. The Adviser pays Barrow Hanley a fee based on the assets under management of the Destinations International Equity Fund as set forth in an investment sub-advisory agreement between Barrow Hanley and the Adviser. Barrow Hanley pays its investment professionals out of its total revenues, including the sub-advisory fees earned with respect to the Destinations International Equity Fund. The following information relates to the period ended February 28, 2026.
The compensation of Barrow Hanley’s investment professionals is closely tied to their overall contribution to the success of their clients’ investment results, as well as the success of Barrow Hanley. In addition to base salary, all portfolio managers and analysts are eligible to participate in a bonus pool. The amount of bonus compensation is based on quantitative and qualitative factors and may be substantially higher than an investment professional’s base compensation. Portfolio managers and analysts are evaluated on the value each adds to the overall investment process and performance. Contributions in other areas are also considered, such as meetings with clients and consultants, leadership and mentoring, and many other factors.
The final component of compensation of key employees, including portfolio managers and analysts, is their interests in Barrow Hanley’s equity plan. Each quarter, equity owners receive a share of Barrow Hanley’s profits in the form of a distribution payment, which is related to the performance of the entirety of Barrow Hanley.
Ownership of Fund Shares. As of February 28, 2026, Barrow Hanley’s portfolio managers did not beneficially own any shares of the Destinations International Equity Fund.

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Other Accounts. As of February 28, 2026, in addition to the Destinations International Equity Fund, Barrow Hanley’s portfolio managers were responsible for the day-to-day management of certain other accounts, as follows:

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)
Rand Wrighton, CFA	4	$ 1,336.1	3	$898.1	7	$1,839.0
	0	$0	0	$0	1*	$901.0
Patrik H.H. Wibom	2	$861.9	2	$107.3	3	$1,347.9
	0	$0	0	$0	1*	$841.4

*	These accounts, which are a subset of the accounts in the preceding row, are subject to a performance-based advisory fee.
Conflicts of Interest. As a fiduciary, Barrow Hanley must act in its clients’ best interests and must care for the clients’ assets in such a manner as to benefit the client. Barrow Hanley has adopted a Conflicts of Interest Policy provided in the firm’s Compliance Manual and also disclosed in its Form ADV. Within the following areas of its business, Barrow Hanley has identified potential conflicts of interest, adopted policies and procedures to mitigate potential conflicts, and disclosed conflicts including the following: a) Advisory agreements and fees, and performance-based fees; b) Investment risk management; c) Valuation of securities that cannot be priced by the third-party pricing service, particularly illiquid securities held in the Bank Loan investment strategy; d) Capital structure conflicts between investments in bonds, and/or bank debt, and/or equity holdings acquired for clients; e) Custody and affiliates deemed to have custody; f) Clients’ directed brokerage arrangements; g) Communication of holdings and duty of confidentiality; h) Material non-public information; i) Personal securities transactions; j) Personal political contributions; k) Proxy voting; l) Side by side management of clients’ assets; m) Client commission arrangements and purchasing research; n) Solicitation arrangements or compensation for referrals; o) Best execution, trade aggregation, allocation, IPOs, cross trading; and p) Whistleblowing and retaliation.
Barrow Hanley makes investments in numerous issuers/companies for clients’ portfolios, which include equity and/or debt (bonds or credit). Potential conflicts can arise when the firm makes investments in senior and/or junior securities, or securities with competing interests for different investment strategies. Barrow Hanley manages potential conflicts between investment strategies through allocation policies and procedures, internal review processes, and oversight by the CCO, directors and independent third-parties.
Actual or potential conflicts of interest may arise when a Portfolio Manager has management responsibilities for more than one account including mutual fund, CLO, or Private Fund accounts. When one Client has a relationship or a fee arrangement with the adviser that is more valuable or could accelerate the fees due to the adviser than another Client’s, the adviser might have an incentive to favor that Client when allocating investment opportunities among multiple Client accounts. Barrow Hanley manages potential conflicts between funds, CLOs, and/or types of accounts through trade allocation policies and procedures, internal review processes, and oversight by the CCO, directors, and independent third parties. Barrow Hanley’s investment management and trading policies are designed to address potential conflicts in situations where two or more funds, CLOs, or accounts participate in investment decisions involving the same securities or issuer.
Causeway Capital Management, LLC
Causeway Capital Management (“Causeway”) is located at 11111 Santa Monica Boulevard, 15th Floor, Los Angeles, California 90025, and serves as a Sub-adviser to a portion of the assets of the Destinations International Equity Fund. Causeway is a Delaware limited liability company wholly-owned by Causeway Capital Holdings LLC. Causeway is headquartered in Los Angeles, California, conducting its portfolio management, research, trading, operations, client service, business development, marketing production, investment technology, finance, legal risk, and compliance functions from that location. As of March 31, 2026, Causeway had approximately $68 billion in assets under management.

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Compensation. The Adviser pays Causeway a fee based on the assets under management of the Destinations International Equity Fund as set forth in an investment sub-advisory agreement between Causeway and the Adviser. Causeway pays its investment professionals out of its total revenues, including the sub-advisory fees earned with respect to the Destinations International Equity Fund. The following information relates to the period ended February 28, 2026.
Messrs. Gubler, Jayaraman, Kuhnert, and Myers receive salaries and may receive incentive compensation (including potential cash awards of growth units, or awards of equity units). Portfolio managers also receive, directly or through estate planning vehicles, distributions of Causeway’s profit based on their minority ownership interests in Causeway’s parent company. Causeway’s Compensation Committee, weighing a variety of objective and subjective factors determines salary and incentive compensation and, subject to the approval of the holding company’s Board of Managers, may award equity units. Portfolios are team-managed and salary and incentive compensation are not based on the specific performance of the Destinations International Equity Fund or any single client account managed by Causeway but take into account the performance of the individual portfolio manager, the relevant team and Causeway’s overall performance and financial results. For portfolio managers of the Destinations International Equity Fund, the performance of stocks selected for client portfolios within a particular industry or sector over a multi-year period relative to appropriate benchmarks will be relevant for portfolio managers assigned to that industry or sector. Causeway takes into account both quantitative and qualitative factors in determining the amount of incentive compensation awarded, including the following factors: individual research contribution, portfolio and team management contribution, group research contribution, client service and recruiting contribution, and other contributions to client satisfaction and Causeway development.
Ownership of Fund Shares. As of February 28, 2026, Causeway’s portfolio managers did not beneficially own any shares of the Destinations International Equity Fund.
Other Accounts: As of February 28, 2026, in addition to the Destinations International Equity Fund, Causeway’s portfolio managers were responsible for the day-to-day management of certain other accounts, as follows:

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)
Joe Gubler, CFA	7	$ 6,062	10	$771	11	$4,697
	0	$0	0	$0	1*	$760
Arjun Jayaraman	7	$ 6.062	9	$771	17	$4,703
	0	$0	0	$0	1*	$760
MacDuff Kuhnert	7	$ 6,062	9	$771	18	$4,707
	0	$0	0	$0	1*	$760
Ryan Myers	17	$ 6,062	9	$771	10	$4,697
	0	$0	0	$0	1*	$760

*	These accounts, which are a subset of the accounts in the preceding row, are subject to a performance-based advisory fee.
Conflicts of Interest: The portfolio managers who manage the Destinations International Equity Fund also manage their own personal accounts and other accounts, including accounts for corporations, pension plans, public retirement plans, sovereign wealth funds, superannuation funds, Taft-Hartley pension plans, endowments and foundations, mutual funds and other collective investment vehicles, charities, private trusts, SMA programs, and other institutions (collectively, “Other Accounts”). In managing certain of the Other Accounts, the portfolio managers employ investment strategies similar to those used in managing the Destinations International Equity Fund, subject to certain variations in investment restrictions. The portfolio managers purchase and sell securities for the Destinations International Equity Fund that they also recommend to Other Accounts. The portfolio managers at times give advice or take action with respect to certain accounts that differs from the advice given to other accounts with similar investment strategies. Certain of the Other Accounts may pay higher or lower management fee rates than the Destinations International Equity Fund or pay performance-based fees to Causeway. All of the portfolio managers have personal investments in one or more of the funds sponsored and managed by Causeway or similarly-managed collective investment trusts.

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Actual or potential conflicts of interest arise from the portfolio managers’ management responsibilities with respect to the Other Accounts and their own personal accounts. These responsibilities may cause portfolio managers to devote unequal time and attention across client accounts and the differing fees, incentives and relationships with the various accounts provide incentives to favor certain accounts. Causeway has written compliance policies and procedures designed to mitigate or manage these conflicts of interest. These include policies and procedures to seek fair and equitable allocation of investment opportunities (including IPOs and new issues) and trade allocations among all client accounts and policies and procedures concerning the disclosure and use of portfolio transaction information. Causeway also has a Code of Ethics which, among other things, limits personal trading by portfolio managers and other employees of Causeway. There is no guarantee that any such policies or procedures will cover every situation in which a conflict of interest arises.
Ceredex Value Advisors LLC
Ceredex Value Advisors LLC (“Ceredex”) is located at 1290 Palmetto Avenue, Winter Park, Florida 32789, and serves as a Sub-adviser to a portion of the assets of the Destinations Small-Mid Cap Equity Fund. Ceredex is a Delaware limited liability company and an SEC-registered investment adviser. The firm was established in 2008 after 19 years functioning as RidgeWorth Investments’ value style investment management team. Ceredex is a wholly-owned subsidiary of Virtus Partners, Inc., which is wholly-owned by Virtus Investment Partners, Inc. (“Virtus”).
As of March 31, 2026, Ceredex had approximately $3.3 billion in assets under management. Ceredex is a value equity asset management firm that seeks to identify catalysts that may lead to appreciation in undervalued, dividend-paying stocks.
Compensation. The Adviser pays Ceredex a fee based on the assets under management of the Destinations Small-Mid Cap Equity Fund as set forth in an investment sub-advisory agreement between Ceredex and the Adviser. Ceredex pays its investment professionals out of its total revenues, including the sub-advisory fees earned with respect to the Destinations Small-Mid Cap Equity Fund. The following information relates to the period ended February 28, 2026.
Ceredex pays its investment professionals out of its total revenues, including the sub-advisory fees earned with respect to the Destinations Small-Mid Cap Equity Fund. Ceredex’s compensation structure is designed to attract and retain high caliber investment professionals necessary to deliver high quality investment management services to its clients. The following information relates to the period ended February 28, 2026.
Portfolio manager compensation generally consists of base salary, bonus, and various employee benefits and may also include long-term stock awards, retention bonuses, or incentive guarantees. These components are tailored in an effort to retain high quality investment professionals and to align compensation with performance.
A portfolio manager’s base salary is determined by the individual’s experience, responsibilities within the firm, performance in the role, and market rate for the position.
Each portfolio manager’s bonus may be structured differently but generally incorporates an evaluation of the Destinations Small-Mid Cap Equity Fund’s investment performance as well as other subjective factors. Investment performance may be evaluated directly against a peer group and/or benchmark, or indirectly by measuring overall business unit financial performance over a period of time. Where applicable, investment performance is determined by comparing a fund’s pre-tax total return to the returns of the fund’s peer group and/or benchmark over multi-year periods. Where portfolio managers are responsible for multiple funds or other managed accounts, the size and relative strategic importance to the Ceredex is taken into consideration when determining bonuses. Other subjective factors that may be considered in the calculation of incentive bonuses include: adherence to compliance policies, risk management practices, sales/marketing, leadership, communications, corporate citizenship, and overall contribution to the firm. Bonuses are typically paid annually.
Ownership of Fund Shares. As of February 28, 2026, Ceredex’s portfolio managers did not beneficially own any shares of the Destinations Small-Mid Cap Equity Fund.

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Other Accounts. As of February 28, 2026, in addition to the Destinations Small-Mid Cap Equity, Ceredex’s portfolio managers were responsible for the day-to-day management of certain other accounts, as follows:

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)
Don Wordell, CFA	2	$1,310	1	$17	10	$800
Cody P. Smith, CFA	1	$1,208	1	$17	2	$20

None of the accounts above are subject to a performance-based advisory fee.
Conflicts of Interest. A conflict of interest may arise as a result of the portfolio managers being responsible for multiple accounts, including certain assets of the Destinations Small-Mid Cap Equity Fund, which may have different investment guidelines and objectives. In addition to the Destinations Small-Mid Cap Equity Fund, these accounts may include accounts of registered investment companies, other pooled investment vehicles and other types of accounts. In particular, this conflict of interest may arise as a result of Ceredex’s management of the Destinations Small-Mid Cap Equity Fund and other accounts, which, in theory, may allow Ceredex to allocate investment opportunities in a way that favors other accounts over the Destinations Small-Mid Cap Equity Fund. This conflict of interest may be exacerbated to the extent Ceredex or the portfolio managers receive, or expect to receive, greater compensation from their management of the other accounts than the Destinations Small-Mid Cap Equity Fund. Ceredex may give advice or take action with respect to the other accounts that differs from the advice given with respect to the Destinations Small-Mid Cap Equity Fund. To the extent a particular investment is suitable for both the Destinations Small-Mid Cap Equity Fund and the other accounts, such investments will be allocated between the Destinations Small-Mid Cap Equity Fund and the other accounts in a manner Ceredex determines is fair and equitable under the circumstances to all clients, including the Destinations Small-Mid Cap Equity Fund.
To address and manage these potential conflicts of interest, Ceredex has adopted compliance policies and procedures to allocate investment opportunities and to ensure each of their clients are treated on a fair and equitable basis.
CrossingBridge Advisors, LLC
CrossingBridge Advisors, LLC (“CrossingBridge”) is located at 427 Bedford Road, Suite 220, Pleasantville, New York 10570, and serves as a Sub-adviser to a portion of the assets of the Destinations Low Duration Fixed Income and the Destinations Global Fixed Income Opportunities Funds. CrossingBridge is a Delaware limited liability company and an SEC-registered investment adviser which is a majority-owned subsidiary of ENDI Corp. As of March 31, 2026, CrossingBridge had approximately $4.2 billion in assets under management.
Compensation. The Adviser pays CrossingBridge a fee based on the assets under management of the Destinations Low Duration Fixed Income and the Destinations Global Fixed Income Opportunities Funds as set forth in an investment sub-advisory agreement between CrossingBridge and the Adviser. CrossingBridge pays its investment professionals out of its total revenues, including the sub-advisory fees earned with respect to the Destinations Low Duration Fixed Income and the Destinations Global Fixed Income Opportunities Funds. The following information relates to the period ended February 28, 2026.
As Portfolio Manager, Mr. Sherman receives a compensation and benefits package. Mr. Sherman’s compensation is based on the performance of his accounts and contribution to the overall growth and profitability of CrossingBridge. Mr. Sherman is provided no financial incentive to favor one fund or account over another. In addition, Mr. Sherman ultimately receives compensation based on CrossingBridge’s overall profitability.
As Assistant Portfolio Manager, Mr. Rolfe receives a compensation and benefits package. Mr. Rolfe’s compensation is based on the performance of his accounts and contribution to the overall growth and profitability of CrossingBridge. Mr. Rolfe is provided no financial incentive to favor one fund or account over another. In addition, Mr. Rolfe receives compensation based on CrossingBridge’s overall profitability.
As Assistant Portfolio Manager, Mr. Whitney receives a compensation and benefits package. Mr. Whitney’s compensation is based on the performance of his accounts and contribution to the overall growth and profitability of CrossingBridge. Mr. Whitney is provided no financial incentive to favor one fund or account over another. In addition, Mr. Whitney receives compensation based on CrossingBridge’s overall profitability.

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Ownership of Fund Shares. As of February 28, 2026, CrossingBridge’s portfolio managers did not beneficially own any shares of the Destinations Low Duration Fixed Income and the Destinations Global Fixed Income Opportunities Funds.
Other Accounts. As of February 28, 2026, in addition to the Destinations Low Duration Fixed Income and the Destinations Global Fixed Income Opportunities Funds, CrossingBridge’s portfolio managers were responsible for the day-to-day management of certain other accounts, as follows:

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)
David K. Sherman	8	$3,317.8	1	$155.2	9	$240.2
Spencer Rolfe	4	$775.3	0	$0	0	$0
Kirk Whitney	4	$1,941.6	1	$155.2	3	$197.6

None of the accounts above are subject to a performance-based advisory fee.
Conflicts of Interest. Potential conflicts of interest may arise when CrossingBridge is presented with investment opportunities that are suitable for more than one of its accounts, including the Destinations Low Duration Fixed Income and the Destinations Global Fixed Income Opportunities Funds. CrossingBridge’s Trade Allocation Policy mandates that no client shall receive preferential treatment in the allocation of investment opportunities and that the amount of fees payable to CrossingBridge will not be a factor in the decision of how to allocate investment opportunities. To the extent possible, CrossingBridge will aggregate transactions for its clients and will select a pre-trade allocation methodology as set forth in CrossingBridge’s policies and procedures.
DoubleLine Capital LP
DoubleLine Capital LP (“DoubleLine”) is located at 2002 N. Tampa Street, Suite 200, Tampa, Florida 33602, and serves as a Sub-adviser to a portion of the assets of the Destinations Core Fixed Income, Destinations Low Duration Fixed Income and Destinations Global Fixed Income Opportunities Funds. DoubleLine is registered as an investment adviser under the 1940 Act. DoubleLine provides investment management and sub-advisory services to public as well as various institutional and sub-advised accounts. As of March 31, 2026, DoubleLine had approximately $95 billion in assets under management.
Compensation. The Adviser pays DoubleLine a fee based on the assets under management of the Destinations Core Fixed Income, Destinations Low Duration Fixed Income and Destinations Global Fixed Income Opportunities Funds as set forth in an investment sub-advisory agreement between DoubleLine and the Adviser. DoubleLine pays its investment professionals out of its total revenues, including the sub-advisory fees earned with respect to the Destinations Core Fixed Income, Destinations Low Duration Fixed Income and Destinations Global Fixed Income Opportunities Funds. The following information relates to the period ended February 28, 2026.
The overall objective of the compensation program for the portfolio managers employed by DoubleLine is for DoubleLine to attract competent and expert investment professionals and to retain them over the long-term. Compensation is comprised of several components which, in the aggregate, are designed to achieve these objectives and to reward DoubleLine’s portfolio managers for their contribution to the success of the clients and DoubleLine. DoubleLine’s portfolio managers are compensated through a combination of base salary, discretionary bonus and, in some cases, equity participation in DoubleLine.
Salary. Salary is agreed to with managers at time of employment and is reviewed from time to time. It does not change significantly and often does not constitute a significant part of a portfolio manager’s compensation.
Discretionary Bonus/Guaranteed Minimums. Portfolio managers receive discretionary bonuses. However, in some cases, pursuant to contractual arrangements, some portfolio managers may be entitled to a mandatory minimum bonus if the sum of their salary and profit sharing does not reach certain levels.
Equity Incentives. Some portfolio managers participate in equity incentives based on overall firm performance of DoubleLine, through direct ownership interests in DoubleLine. These ownership interests or participation interests provide eligible portfolio managers the opportunity to participate in the financial performance of DoubleLine. Participation is generally determined in the discretion of DoubleLine, taking into account factors relevant to a portfolio manager’s contribution to the success of DoubleLine.

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Other Plans and Compensation Vehicles. Portfolio managers may elect to participate in DoubleLine’s 401(k) plan, to which they may contribute a portion of their pre- and post-tax compensation to the plan for investment on a tax-deferred basis. DoubleLine may also choose, from time to time, to offer certain other compensation plans and vehicles, such as a deferred compensation plan, to portfolio managers.
Summary. As described above, an investment professional’s total compensation is determined through a subjective process that evaluates numerous quantitative and qualitative factors, including the contribution made to the overall investment process. Not all factors apply to each employee and there is no particular weighting or formula for considering certain factors. Among the factors considered are: relative investment performance of portfolios (although there are no specific benchmarks or periods of time used in measuring performance); complexity of investment strategies; participation in the investment team’s dialogue; contribution to business results and overall business strategy; success of marketing/business development efforts and client servicing; seniority/length of service with the firm; management and supervisory responsibilities; and fulfillment of DoubleLine’s leadership criteria.
Ownership of Fund Shares. As of February 28, 2026, DoubleLine’s portfolio managers did not beneficially own any shares of the Destinations Core Fixed Income, Destinations Low Duration Fixed Income and Destinations Global Fixed Income Opportunities Funds.
Other Accounts. As of February 28, 2026, in addition to the Destinations Core Fixed Income, Destinations Low Duration Fixed Income and Destinations Global Fixed Income Opportunities Funds, DoubleLine’s portfolio managers were responsible for the day-to-day management of certain other accounts, as follows:

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)
Jeffrey Gundlach	29	$67,611.2	20	$6,579.7	65	$20,011.1
	0	$0	2*	$157	3*	$1,899.9
Jeffrey Sherman	20	$29,754.8	11	$3,208.3	15	$4,090.2
Bill Campbell	2	$781.4	0	$0	0	$0
Su Fei Koo	6	$1,607	0	$0	1	$816.2
	0	$0	0	$0	1*	$816.2
Mark Christensen	6	$1,607	0	$0	1	$816.2
	0	$0	0	$0	1*	$816.2
Robert Cohen	5	$8,496.6	7	$823.5	3	$740.7
	0	$0	7*	$823.5	0	$0

*	These accounts, which are a subset of the accounts in the preceding row, are subject to a performance-based advisory fee.
Conflicts of Interest. From time to time, potential and actual conflicts of interest may arise between a portfolio manager’s management of the investments of the Destinations Core Fixed Income, Destinations Low Duration Fixed Income and Destinations Global Fixed Income Opportunities Funds, on the one hand, and the management of other accounts, on the other. Potential and actual conflicts of interest also may result because of DoubleLine’s other business activities. Other accounts managed by a portfolio manager might have similar investment objectives or strategies as the Destinations Core Fixed Income, Destinations Low Duration Fixed Income and Destinations Global Fixed Income Opportunities Funds, be managed (benchmarked) against the same index the Destinations Core Fixed Income, Destinations Low Duration Fixed Income and Destinations Global Fixed Income Opportunities Funds track, or otherwise hold, purchase, or sell securities that are eligible to be held, purchased or sold by the Destinations Core Fixed Income, Destinations Low Duration Fixed Income and Destinations Global Fixed Income Opportunities Funds. The other accounts might also have different investment objectives or strategies than the Destinations Core Fixed Income, Destinations Low Duration Fixed Income and Destinations Global Fixed Income Opportunities Funds.
Knowledge and Timing of Fund Trades. A potential conflict of interest may arise as a result of a portfolio manager’s management of the Destinations Core Fixed Income, Destinations Low Duration Fixed Income and Destinations Global Fixed Income Opportunities Funds. Because of their positions with the Destinations Core Fixed

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Income, Destinations Low Duration Fixed Income and Destinations Global Fixed Income Opportunities Funds, the portfolio managers know the size, timing and possible market impact of the Destinations Core Fixed Income, Destinations Low Duration Fixed Income and Destinations Global Fixed Income Opportunities Funds’ trades. It is theoretically possible that a portfolio manager could use this information to the advantage of other accounts under management, and also theoretically possible that actions could be taken (or not taken) to the Destinations Core Fixed Income, Destinations Low Duration Fixed Income and Destinations Global Fixed Income Opportunities Funds.
Investment Opportunities. A potential conflict of interest may arise as a result of a portfolio manager’s management of a number of accounts with varying investment guidelines. Often, an investment opportunity may be suitable for both the Destinations Core Fixed Income, Destinations Low Duration Fixed Income and Destinations Global Fixed Income Opportunities Funds and other accounts managed by the portfolio manager, but securities may not be available in sufficient quantities for the Destinations Core Fixed Income, Destinations Low Duration Fixed Income and Destinations Global Fixed Income Opportunities Funds and the other accounts to participate fully. Similarly, there may be limited opportunity to sell an investment held by the Destinations Core Fixed Income, Destinations Low Duration Fixed Income and Destinations Global Fixed Income Opportunities Funds and another account. DoubleLine has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time.
Under DoubleLine’s allocation procedures, investment opportunities are allocated among various investment strategies based on individual account investment guidelines, DoubleLine’s investment outlook, cash availability and a series of other factors. DoubleLine has also adopted additional internal practices to complement the general trade allocation policy that are designed to address potential conflicts of interest due to the side-by-side management of the Destinations Core Fixed Income, Destinations Low Duration Fixed Income and Destinations Global Fixed Income Opportunities Funds and certain pooled investment vehicles, including investment opportunity allocation issues.
Broad and Wide-Ranging Activities. The portfolio managers, DoubleLine and its affiliates engage in a broad spectrum of activities. In the ordinary course of their business activities, the portfolio managers, DoubleLine and its affiliates may engage in activities where the interests of certain divisions of DoubleLine and its affiliates or the interests of their clients may conflict with the interests of the shareholders of the Destinations Core Fixed Income, Destinations Low Duration Fixed Income and Destinations Global Fixed Income Opportunities Funds.
Possible Future Activities. DoubleLine and its affiliates may expand the range of services that it provides over time. Except as provided herein, DoubleLine and its affiliates will not be restricted in the scope of its business or in the performance of any such services (whether now offered or undertaken in the future) even if such activities could give rise to conflicts of interest, and whether or not such conflicts are described herein.
DoubleLine and its affiliates have, and will continue to develop, relationships with a significant number of companies, financial sponsors and their senior managers, including relationships with clients who may hold or may have held investments similar to those intended to be made by the Destinations Core Fixed Income, Destinations Low Duration Fixed Income and Destinations Global Fixed Income Opportunities Funds. These clients may themselves represent appropriate investment opportunities for the Destinations Core Fixed Income, Destinations Low Duration Fixed Income and Destinations Global Fixed Income Opportunities Funds or may compete with the Destinations Core Fixed Income, Destinations Low Duration Fixed Income and Destinations Global Fixed Income Opportunities Funds for investment opportunities.
Performance Fees and Personal Investments. A portfolio manager may advise certain accounts with respect to which the advisory fee is based entirely or partially on performance or in respect of which the portfolio manager may have made a significant personal investment. Such circumstances may create a conflict of interest for the portfolio manager in that the portfolio manager may have an incentive to allocate the investment opportunities that he or she believes might be the most profitable to such other accounts instead of allocating them to the Destinations Core Fixed Income, Destinations Low Duration Fixed Income and Destinations Global Fixed Income Opportunities Funds. DoubleLine has adopted policies and procedures reasonably designed to allocate investment opportunities between the Destinations Core Fixed Income, Destinations Low Duration Fixed Income and Destinations Global Fixed Income Opportunities Funds and performance fee based accounts on a fair and equitable basis over time.

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Driehaus Capital Management LLC
Driehaus Capital Management LLC (“Driehaus”) is located at 25 East Erie Street, Chicago, Illinois 60611, and serves as a Sub-adviser to a portion of the assets of the Destinations Small-Mid Cap Equity Fund. Driehaus is a Delaware limited liability company and an SEC-registered investment adviser established in 1982 and is owned by Driehaus Capital Holdings LLLP and RHD Holdings LLC. The principal nature of Driehaus’ business is investment advisory services. As of March 31, 2026, Driehaus had approximately $25.9 billion in assets under management.
Compensation. The Adviser pays Driehaus a fee based on the assets under management of the Destinations Small-Mid Cap Equity Fund as set forth in an investment sub-advisory agreement between Driehaus and the Adviser. Driehaus pays its investment professionals out of its total revenues, including the sub-advisory fees earned with respect to the Destinations Small-Mid Cap Equity Fund. The following information relates to the period ended February 28, 2026.
Driehaus compensates the lead portfolio manager, portfolio manager and assistant portfolio manager for their management of the Destinations Small-Mid Cap Equity Fund. The portfolio managers are paid a fixed salary plus a bonus. Bonuses are determined based on the terms of a Revenue Sharing Plan and include a base amount calculated as a percentage of management fees paid by the accounts managed. In addition, if performance exceeds certain percentile benchmarks when compared to its peer group (primarily using Morningstar rankings) and/or certain risk adjusted return formulas, the bonus pool increases as a percentage of the management fees paid by the accounts managed within the strategy. Messrs. Buck and Vijayan also receive a bonus based on a percentage of their salary, which has both subjective and objective components.
If Driehaus declares a profit sharing plan contribution, the lead portfolio manager, portfolio manager and assistant portfolio manager also would receive such contribution. The lead portfolio manager, portfolio manager and assistant portfolio manager participate in a deferred compensation plan.
Ownership of Fund Shares. As February 28, 2026, Driehaus’ portfolio managers did not beneficially own any shares of the Destinations Small-Mid Cap Equity Fund.
Other Accounts. As of February 28, 2026, in addition to the Destinations Small-Mid Cap Equity Fund, Driehaus’ portfolio managers were responsible for the day-to-day management of certain other accounts, as follows:

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)
Jeff James	9	$5,370	8	$2,821	45	$4,037
	0	$0	2*	$1,179	0	$0
Michael Buck	9	$5,370	8	$2,821	45	$4,037
	0	$0	2*	$1,179	0	$0
Prakash Vijayan, CFA	9	$5,370	8	$2,821	45	$4,037
	0	$0	2*	$1,179	0	$0

*	These accounts, which are a subset of the accounts in the preceding row, are subject to a performance-based advisory fee.
Conflicts of Interest. The portfolio managers may manage the assets of more than one registered investment company (for this section only, each a “Fund”), other pooled investment vehicles and/or other accounts (collectively, the “Accounts”) for Driehaus. Both clients and affiliated persons of Driehaus, including the portfolio managers, may own interests in these Accounts. The same or related securities may be appropriate and desirable investments for both a Fund and the Accounts (including another fund) and they may compete in the marketplace for the same investment opportunities, which may be limited. In addition, transactions by the Accounts in securities held by a Fund or that a Fund is seeking to buy or sell (or transactions in related securities) may have an adverse impact on the prices that a Fund pays for those securities or can realize upon sale, or on the ability of Driehaus to buy or sell the desired amount of such securities for a Fund at favorable prices. This is particularly true when the Accounts’ transactions occur at a point in time close to when trades in the same or related securities are effected for a Fund. This presents a conflict between the interests of the Destinations Small-Mid Cap Equity Fund and the interests of the Accounts as well as the affiliates of Driehaus who invest in the Accounts.

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Conflicts also may arise between the interests of a fund and the interests of Driehaus and its affiliates, including the portfolio managers. These conflicts can occur as one or more of the Accounts pay advisory fees to Driehaus, including performance-based compensation, at a higher rate than the rate of fees paid by the Destinations Small-Mid Cap Equity Fund. In addition, Driehaus’ affiliates, including the Destinations Small-Mid Cap Equity Fund’s portfolio managers, may personally own interests in the Accounts or have other financial incentives (including that a portfolio manager’s compensation is based, in part, on assets under management). For example, portfolio managers could favor an Account over the Destinations Small-Mid Cap Equity Fund when dividing their time and attention between them or when presented with limited investment opportunities that would be desirable and suitable for both the Destinations Small-Mid Cap Equity Fund and the Accounts or when making trading decisions.
Driehaus, through trade allocation and other policies and procedures, seeks to manage these conflicts of interest to reduce any adverse effects on either a Fund or the Accounts. These policies and procedures include requirements that transactions by a Fund and the Accounts in the same securities that occur on the same day are average priced when feasible and allocated on a fair and equitable basis. In addition, Driehaus conducts periodic reviews of transactions in and holdings of the same or related securities by a Fund and the Accounts for compliance with Driehaus’ policies and procedures.
Federated Equity Management Company of Pennsylvania
Federated Equity Management Company of Pennsylvania (“FEMCOPA”) is located at 1001 Liberty Avenue, Pittsburgh, Pennsylvania 15222-3779, and serves as a Sub-adviser to a portion of the assets of the Destinations Equity Income Fund. FEMCOPA is a Delaware statutory trust and an SEC-registered investment adviser. Federated Advisory Services Company, an affiliate of FEMCOPA and located at the same address, provides research, quantitative analysis, equity trading and transaction settlement and certain support services to FEMCOPA. The fee for these services is paid by FEMCOPA and not by the Destinations Equity Income Fund. As of December 31, 2025, FEMCOPA had approximately $12.9 billion in assets under management.
Compensation. The Adviser pays FEMCOPA a fee based on the assets under management of the Destinations Equity Income Fund as set forth in an investment sub-advisory agreement between FEMCOPA and the Adviser. FEMCOPA pays its investment professionals out of its total revenues, including the sub-advisory fees earned with respect to the Destinations Equity Income Fund. The following information relates to the period ended February 28, 2026.
Daniel Peris, Deborah D. Bickerstaff, Michael R. Tucker, and Jared S. Hoff are paid a fixed base salary and a variable annual incentive. Base salary is determined within a market competitive, position-specific salary range, based on the portfolio manager’s experience and performance. The annual incentive amount is determined based primarily on Investment Product Performance (IPP) and may also include a discretionary component based on a variety of factors deemed relevant, such as financial measures and performance and may be paid entirely in cash, or in a combination of cash and restricted stock of Federated Hermes, Inc. (“Federated Hermes”). The total combined annual incentive opportunity is intended to be competitive in the market for this portfolio manager role.
IPP is calculated based on certain other accounts managed by the portfolio managers. IPP is measured for the rolling one, three and five calendar year periods, typically, on pre-tax gross total return on an absolute basis and versus the other accounts’ designated peer group of comparable accounts. In addition, performance is, typically, measured based on the other accounts’ average gross one-year distribution yield for one, three and five calendar year periods on an absolute basis and versus a designated peer group of comparable accounts. Typically, performance is also measured on the other accounts’ average one, three and five year dividend growth rate on an absolute basis. Performance periods are adjusted if a portfolio manager has been managing an account for less than five years; accounts with less than one year of performance history under a portfolio manager may be excluded. As noted above, Mr. Peris, Ms. Bickerstaff, Mr. Tucker, and Mr. Hoff are also the portfolio managers for other accounts. Such other accounts may have different benchmarks and performance measures. The allocation or weighting given to the performance of the other accounts for which Mr. Peris, Ms. Bickerstaff, Mr. Tucker, and Mr. Hoff are responsible when their compensation is calculated may be equal or can vary. For purposes of calculating the annual incentive amount, each account managed by the portfolio managers may be categorized into multiple IPP groups (which may be adjusted periodically). Within each performance measurement period and IPP group, IPP currently is calculated on the basis of an assigned weighting to each of the other accounts managed by the portfolio managers and included

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in the IPP groups. Although the performance of each of the other accounts is considered in calculating the annual incentive amount, the weighting of the IPP group weightings differ. A portion of the bonus tied to the IPP score may be adjusted based on management’s assessment of overall contributions to account performance and any other factors as deemed relevant.
Any individual allocations from the discretionary pool may be determined, by executive management on a discretionary basis using various factors, such as, for example, on a product, strategy or asset class basis, and considering overall contributions and any other factors deemed relevant (and may be adjusted periodically).
Ownership of Fund Shares. As of February 28, 2026, FEMCOPA’s portfolio managers did not beneficially own any shares of the Destinations Equity Income Fund.
Other Accounts. As of February 28, 2026, in addition to Destinations Equity Income Fund, FEMCOPA’s portfolio managers were responsible for the day-to-day management of certain other accounts, as follows:

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)
Daniel Peris, CFA	3	$10,380.3	0	$0	136	$27,351.7
Deborah D. Bickerstaff	5	$11,422.3	0	$0	136	$27,351.7
Michael R. Tucker	6	$12,208.7	0	$0	136	$27,351.7
Jared S. Hoff	5	$11,422.3	0	$0	136	$27,351.7

None of the accounts above are subject to a performance-based advisory fee.
Conflicts of Interest. As a general matter, certain conflicts of interest may arise in connection with a portfolio manager’s management of a fund’s investments, on the one hand, and the investments of other funds/pooled investment vehicles or accounts (collectively, including the Destinations Equity Income Fund, as applicable, “accounts”) for which the portfolio manager is responsible, on the other. For example, it is possible that the various products managed could have different investment strategies that, at times, might conflict with one another to the possible detriment of the Destinations Equity Income Fund. Alternatively, to the extent that the same investment opportunities might be desirable for more than one account, possible conflicts could arise in determining how to allocate them. Other potential conflicts can include, for example, conflicts created by specific portfolio manager compensation arrangements (including, for example, the allocation or weighting given to the performance of the Destinations Equity Income Fund or other accounts or activities for which the portfolio manager is responsible in calculating the portfolio manager’s compensation), and conflicts relating to selection of brokers or dealers to execute Destinations Equity Income Fund portfolio trades and/or specific uses of commissions from Destinations Equity Income Fund portfolio trades (for example, research or “soft dollars”). FEMCOPA has adopted policies and procedures and has structured the portfolio managers’ compensation in a manner reasonably designed to safeguard the Destinations Equity Income Fund from being negatively affected as a result of any such potential conflicts.
Federated MDTA LLC
Federated MDTA LLC (“FMDTA”) is located at 125 High Street, Oliver Street Tower, 21st Floor, Boston, Massachusetts 02110-2704, and serves as a Sub-adviser to a portion of the assets of the Destinations Large Cap Equity Fund. FMDTA is a limited liability company organized in Delaware and an SEC-registered investment adviser. Federated Advisory Services Company, an affiliate of FMDTA, provides research, quantitative analysis, equity trading and transaction settlement and certain support services to the FMDTA. The fee for these services is paid by FMDTA and not by the Destinations Large Cap Equity Fund. As of December 31, 2025, FMDTA had approximately $30.6 billion in assets under management.
Compensation. The Adviser pays FMDTA a fee based on the assets under management of the Destinations Large Cap Equity Fund as set forth in an investment sub-advisory agreement between FMDTA and the Adviser. FMDTA pays its investment professionals out of its total revenues, including the sub-advisory fees earned with respect to the Destinations Large Cap Equity Fund. The following information relates to the period ended February 28, 2026.
Daniel J. Mahr, Damien Zhang, John Paul Lewicke and Frederick L. Konopka are paid a fixed base salary and a variable annual incentive. Base salary is determined within a market competitive, position-specific salary range, based on the portfolio manager’s experience and performance. The annual incentive amount is determined based

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primarily on Investment Product Performance (IPP) and may also include a discretionary component based on a variety of factors deemed relevant, such as financial measures and performance and may be paid entirely in cash, or in a combination of cash and restricted stock of Federated Hermes, Inc. (“Federated Hermes”). The total combined annual incentive opportunity is intended to be competitive in the market for this portfolio manager role.
IPP is measured on a rolling one, three and five calendar year pre-tax gross total return basis versus the designated performance index (Russell 1000® Growth Index) and versus the Destinations Large Cap Equity Fund’s designated peer group of comparable accounts. Performance periods are adjusted, for example, if a portfolio manager has been managing an account for less than five years; accounts with less than one year of performance history under a portfolio manager may be excluded.
The allocation or weighting given to the performance of the Destinations Large Cap Equity Fund or other accounts for which Messrs. Mahr, Zhang, Lewicke and Konopka are responsible when their compensation is calculated may be equal or can vary. For purposes of calculating the annual incentive amount, each account managed by the portfolio manager is currently categorized into multiple designated subgroups, which may be further broken down by Strategies (which may be adjusted periodically). The number of sub-groups currently reflected is eight, which currently have nine different Strategies (which may be adjusted periodically). The annual incentive amount is based on the composite investment performance of each Strategy, which is measured against the Strategy’s designated benchmark and a designated peer group of comparable accounts.
As noted above, Messrs. Mahr, Zhang, Lewicke and Konopka are also portfolio managers for other accounts in addition to the Destinations Large Cap Equity Fund. Such other accounts may be categorized as reflecting different Strategies, which may have different benchmarks. Although the performance of each Strategy composite is considered in calculating the annual incentive amount, their relative weightings differ (and may be adjusted periodically). For example, each Strategy is assigned a specific weighting within a pre-determined range. At the Strategy level, the Destinations Large Cap Equity Fund has been assigned to a sub-group which has a weighting that is greater than or equal to the weighting given to certain other strategies, and the benchmark for that sub-group is the Destinations Large Cap Equity Fund’s performance index, the Russell 1000® Growth Index.
Any individual allocations from the discretionary pool may be determined by executive management on a discretionary basis using various factors, such as, for example, on a product, strategy or asset class basis, and considering overall contributions and any other factors deemed relevant (and may be adjusted periodically).
In addition, Messrs. Mahr, Zhang, and Lewicke were awarded a grant of restricted Federated Hermes stock. Awards of restricted stock are discretionary and are made in variable amounts based on the subjective judgment of Federated Hermes’ senior management.
Ownership of Fund Shares. As of February 28, 2026, FMDTA’s portfolio managers did not beneficially own any shares of the Destinations Large Cap Equity Fund.
Other Accounts. As of February 28, 2026, in addition to the Destinations Large Cap Equity Fund, FMDTA’s portfolio managers were responsible for the day-to-day management of certain other accounts, as follows:

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)
Daniel J. Mahr, CFA	17	$23,361.3	6	$2,004.2	158	$6,770.8
Damien Zhang, CFA	17	$23,361.3	6	$2,004.2	158	$6,770.8
Frederick L. Konopka, CFA	17	$23,361.3	6	$ 2,004.2	158	$6,770.8
John Paul Lewicke	17	$23,361.3	6	$2,004.2	158	$6,770.8

None of the accounts above are subject to a performance-based advisory fee.
Conflicts of Interest. As a general matter, certain conflicts of interest may arise in connection with a portfolio manager’s management of a fund’s investments, on the one hand, and the investments of other funds/pooled investment vehicles or accounts (collectively, including the Destinations Large Cap Equity Fund, as applicable, “accounts”) for which the portfolio manager is responsible, on the other. For example, it is possible that the various products managed could have different investment strategies that, at times, might conflict with one another to the possible detriment of the Destinations Large Cap Equity Fund. Alternatively, to the extent that the same investment

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opportunities might be desirable for more than one account, possible conflicts could arise in determining how to allocate them. Other potential conflicts can include, for example, conflicts created by specific portfolio manager compensation arrangements (including, for example, the allocation or weighting given to the performance of the Destinations Large Cap Equity Fund or other accounts or activities for which the portfolio manager is responsible in calculating the portfolio manager’s compensation), and conflicts relating to selection of brokers or dealers to execute Destinations Large Cap Equity Fund portfolio trades and/or specific uses of commissions from Destinations Large Cap Equity Fund portfolio trades (for example, research or “soft dollars”). FMDTA has adopted policies and procedures and has structured the portfolio managers’ compensation in a manner reasonably designed to safeguard the Destinations Large Cap Equity Fund from being negatively affected as a result of any such potential conflicts.
Gateway Investment Advisers, LLC
Gateway Investment Advisers, LLC (“Gateway”) is located at 312 Walnut Street, Suite 3500, Cincinnati, Ohio 45202, and serves as a Sub-Adviser to a portion of the assets of the Destinations Shelter Fund. Gateway is a Delaware limited liability company and an SEC-registered investment adviser. Gateway is a wholly-owned subsidiary of Natixis Investment Advisers, LLC. As of March 31, 2026, Gateway had approximately $9.3 billion in assets under management.
Compensation. The Adviser pays Gateway a fee based on the assets under management of the Destinations Shelter Fund as set forth in an investment sub-advisory agreement between Gateway and the Adviser. Gateway pays its investment professionals out of its total revenues, including the sub-advisory fees earned with respect to the Destinations Shelter Fund. The following information relates to the period ended February 28, 2026.
Gateway’s compensation for Portfolio Managers of the Destinations Shelter Fund is based on a base salary, allocations from Gateway’s bonus pool, and a retirement plan. The size of the bonus pool is based on the overall profitability of Gateway (as opposed to a portfolio performance-based payment). A substantial portion of each bonus is deferred for up to three years and invested in Gateway-managed products while deferred. This compensation structure is incorporated into the Employment Agreement that certain portfolio managers and senior executives have signed. All employees at Gateway participate in the bonus pool based on factors such as job responsibility and seniority. Messrs. Buckius and Toft are parties to employment agreements that provide for automatic renewals for successive one-calendar-year periods and, among other things, a specified base salary and certain undertakings not to compete with Gateway or solicit its clients. The non-competition and non-solicitation undertakings will expire one year from the termination of employment.
Ownership of Fund Shares. As of February 28, 2026, Gateway’s portfolio managers did not beneficially own any shares of the Destinations Shelter Fund.
Other Accounts. As of February 28, 2026, in addition to the Destinations Shelter Fund, Gateway’s portfolio managers were responsible for the day-to-day management of certain other accounts, as follows:

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)
Michael Buckius	5	$9,432.2	0	$0	87	$826.0
Daniel Ashcraft	5	$9,432.2	0	$0	70	$607.8
Kenneth Toft	5	$9,432.2	0	$0	16	$320.3
Mitchell Trotta	4	$9,339.1	0	$0	43	$554.7

None of the accounts above are subject to a performance-based advisory fee.
Conflicts of Interest. A conflict of interest may arise as a result of a portfolio manager being responsible for multiple accounts, including the Destinations Shelter Fund, which may have different investment guidelines and objectives. In addition to the Destinations Shelter Fund, these accounts may include accounts of registered investment companies, private pooled investment vehicles and other accounts. A conflict of interest may exist if Gateway identifies a limited investment opportunity that may be appropriate for more than one account, but the Destinations Shelter Fund is not able to take full advantage of that opportunity due to the need to allocate that opportunity among multiple accounts. In addition, Gateway may execute transactions for another account that may adversely impact the value of securities held by the Destinations Shelter Fund. However, Gateway believes that

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these risks are mitigated by the fact that accounts with like investment strategies managed by Gateway are generally managed in a similar fashion, subject to exceptions, such as those resulting from different cash availability and/or liquidity requirements, investment restrictions or policies, the time competing accounts have had funds available for investment or have had investments available for sale, an account’s participation in other opportunities, tax considerations and the relative size of portfolio holdings of the same or comparable securities. In addition, Gateway has adopted trade allocation procedures that require equitable allocation of trade orders for a particular security among participating accounts.
In addition, since Gateway does not manage any performance-based fee accounts, nor is the compensation of the Portfolio Manager’s or Management Team Member’s based on the performance of any one account or strategy, Gateway’s compensation arrangements do not present any material conflicts of interest in connection with the simultaneous management of the Destinations Shelter Fund and other accounts.
GLG Partners LP
GLG Partners LP (“GLG”) is located at Riverbank House, 2 Swan Lane, London, United Kingdom, EC4R 3AD, and serves as a Sub-adviser to a portion of the assets of the Destinations Global Fixed Income Opportunities Fund. GLG is a limited partnership, with both its general and limited partner being owned by Man Group plc (“Man Group”). As of March 31, 2026, GLG had approximately $60.5 billion in assets under management.
Compensation. The Adviser pays GLG a fee based on the assets under management of the Destinations Global Fixed Income Opportunities Fund as set forth in an investment sub-advisory agreement between GLG and the Adviser. GLG pays its investment professionals out of its total revenues, including the sub-advisory fees earned with respect to the Destinations Global Fixed Income Opportunities Fund. The following information relates to the period ended February 28, 2026.
Renumeration packages at Man Group include some, or all, of the following elements: salary, annual performance bonus, marketing incentives and deferred share and fund awards, as well as pension, medical insurance, and other non-cash benefits. Man Group aims to balance renumeration for delivering operational results over the short term with renumeration for creating sustained long-term value for shareholders.
A key mechanism for linking short- and long-term performance is the bonus deferral arrangement. Bonus awards are determined by the annual performance of Man Group, the team, and the individual. A significant portion of the award for senior employees is deferred into company shares, so that they build up a significant investment in Man Group shares, thereby encouraging them to think and behave like long-term shareholders.
Deferral may also be into funds to align senior employees with Man Group’s investors and hence its shareholders. The deferral arrangement allows flexibility in the mix between short- and long-term focus as appropriate for employees at different levels in Man Group.
Ownership of Fund Shares. As of February 28, 2026, GLG’s portfolio manager did not beneficially own any shares of the Destinations Global Fixed Income Opportunities Fund.
Other Accounts. As of February 28, 2026, in addition to the Destinations Global Fixed Income Opportunities Fund, GLG’s portfolio manager was responsible for the day-to-day management of certain other accounts, as follows:

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)
Michael Scott, CFA	2	$187.2	11	$7,763.1	4	$1,792.4
	0	$0	3*	$602.9	0	$0

*	These accounts, which are a subset of the accounts in the preceding row, are subject to a performance-based advisory fee.
Conflicts of Interest. The portfolio manager, in performing his duties, manages accounts other than the Destinations Global Fixed Income Opportunities Fund (collectively with other accounts managed by GLG and its affiliates, “Other Accounts”). The Destinations Global Fixed Income Opportunities Fund has no interests in these activities. It is possible that conflicts of interest may arise in connection with the portfolio manager’s management of the Destinations Global Fixed Income Opportunities Fund’s investments on the one hand and the investments of

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Other Accounts for which the portfolio manager is responsible for on the other. For example, the portfolio manager may have conflicts of interest in allocating management time, resources and investment opportunities among the Destinations Global Fixed Income Opportunities Fund and Other Accounts he advises. In addition, due to differences in the investment strategies or restrictions between the Destinations Global Fixed Income Opportunities Fund and the Other Accounts, the portfolio manager may take action with respect to another account that differs from the action taken with respect to the Destinations Global Fixed Income Opportunities Fund. In some cases, another account managed by the portfolio manager may compensate GLG on the performance of the securities held by that account. The existence of such a performance-based fee may create additional conflicts of interest for the portfolio manager and the allocation of management time, resources and investment opportunities. Whenever conflicts of interest arise, the portfolio manager will report such potential conflicts to the compliance department in accordance with the policies and procedures of GLG.
Leeward Investments, LLC
Leeward Investments, LLC (“Leeward”) is located at 10 Winthrop Square, Suite 500, Boston, Massachusetts 02110, and serves as a Sub-adviser to a portion of the assets of the Destinations Small-Mid Cap Equity Fund. Leeward is a Massachusetts limited liability company and is independently owned and controlled by its employees. Leeward’s Small Cap Value team applies a classic value investment style focusing on quality companies whose stock is temporarily out of favor in the market. As of March 31, 2026, Leeward had approximately $ 3.0 billion in assets under management.
Compensation. The Adviser pays Leeward a fee based on the assets under management of the Destinations Small-Mid Cap Equity Fund as set forth in an investment sub-advisory agreement between Leeward and the Adviser. Leeward pays its investment professionals out of its total revenues, including the sub-advisory fees earned with respect to the Destinations Small-Mid Cap Equity Fund. The following information relates to the period ended February 28, 2026.
Leeward believes in aligning investment team compensation with overall client outcomes. Portfolio managers and other investment team members at Leeward are compensated through a combination of base salary, incentive bonus and equity ownership. Leeward’s base salaries are competitive within the industry. Leeward’s incentive bonus plan for these investment personnel is a revenue-share model based on strategy performance relative to a peer group universe of institutional managers. Incentive bonuses are not calculated on specific client or specific fund assets. Investment team members are also equity owners at Leeward, which further aligns investment team incentives with client success.
Ownership of Fund Shares. As of February 28, 2026, Leeward’s portfolio managers did not beneficially own any shares of the Destinations Small-Mid Cap Equity Fund.
Other Accounts. As of February 28, 2026, in addition to the Destinations Small-Mid Cap Equity Fund, Leeward’s portfolio managers were responsible for the day-to-day management of certain other accounts, as follows:

	Registered Investment Company		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager(s)	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)
R. Todd Vingers, CFA	7	$1,033.5	15	$868.0	29	$1,085.9
Jay C. Willadsen, CFA	7	$1,033.5	15	$868.0	29	$1,085.9

None of the accounts above are subject to a performance-based advisory fee.
Conflicts of Interest. Leeward’s portfolio managers are often responsible for managing one or more funds as well as other accounts, including proprietary accounts, separate accounts and other pooled investment vehicles. A portfolio manager may also manage a separate account or other pooled investment vehicle which may have materially higher fee arrangements than the Destinations Small-Mid Cap Equity Fund and may also have a performance-based fee. The side-by-side management of these funds may raise potential conflicts of interest relating to the allocation of investment opportunities and the aggregation and allocation of trades. Leeward has a fiduciary responsibility to manage all client accounts in a fair and equitable manner. It seeks to provide best execution of all securities transactions and aggregate and then allocate securities to client accounts in a fair and timely manner.

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Similarly, trading in securities by Leeward personnel for their own accounts potentially could conflict with the interests of clients. Leeward has policies and procedures in place to detect, monitor and resolve these and other potential conflicts of interest that are inherent to its business as a registered investment adviser.
Leeward’s Compliance Office is responsible for developing, implementing, monitoring and enforcing a system of compliance policies and procedures that are reasonably designed to assure that day-to-day business activities are conducted in compliance with the Investment Advisers Act of 1940, as amended (where applicable), and the internal policies and procedures applicable to Leeward’s investment advisory business. The goal of Leeward’s Code of Ethics and Leeward’s policies, procedures and organizational structure is to establish standards and corresponding processes that put the interests of Leeward’s clients first; ensure that no client or account is favored over another; and identify and disclose conflicts of interest as they relate to personal interests of individuals in the firm and/or competing interests of clients that could occur as the result of relationship size or fee structure.
LMCG Investments, LLC
LMCG Investments, LLC (“LMCG”) is located at One Boston Place, 201 Washington Street, 29th Floor, Boston, Massachusetts 02108, and serves as a Sub-Adviser to a portion of the assets of the Destinations Multi Strategy Alternatives Fund. LMCG is a Delaware limited liability company and an SEC-registered investment adviser. LMCG is a board-managed limited liability company that is independently owned and controlled by its employees. As of March 31, 2026, LMCG had approximately $5.0 billion in assets under management.
Compensation. The Adviser pays LMCG a fee based on the assets under management of the Destinations Multi Strategy Alternatives Fund as set forth in an investment sub-advisory agreement between LMCG and the Adviser. LMCG pays its investment professionals out of its total revenues, including the sub-advisory fees earned with respect to the Destinations Multi Strategy Alternatives Fund. The following information relates to the period ended February 28, 2026.
LMCG’s Serenitas investment team is compensated through a combination of a base salary and an incentive bonus based on revenue sharing. The team’s incentive plan is predicated on overall revenue growth so that as fees increase over time, the team’s bonus pool will increase.
Ownership of Fund Shares. As of February 28, 2026, LMCG’s portfolio managers did not beneficially own any shares of the Destinations Multi Strategy Alternatives Fund.
Other Accounts. As of February 28, 2026, in addition to the Destinations Multi Strategy Alternatives Fund, LMCG’s portfolio managers were responsible for the day-to-day management of certain other accounts, as follows:

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)
David Weeks	0	$0	4	$2,737.7	2	$835.3
	0	$0	2*	$1,333.4	2*	$835.3
Ajit Kumar, CFA	0	$0	4	$2,737.7	2	$835.3
	0	$0	2*	$1,333.4	2*	$835.3
Edwin Tsui, CFA	0	$0	4	$2,737.7	2	$835.3
	0	$0	2*	$1,333.4	2*	$835.3
Andreas Eckner, PhD	0	$0	4	$2,737.7	2	$835.3
	0	$0	2*	$1,333.4	2*	$835.3
Guillaume Horel, PhD	0	$0	4	$2,737.7	2	$835.3
	0	$0	2*	$1,333.4	2*	$835.3

*	These accounts, which are a subset of the accounts in the preceding row, are subject to a performance-based advisory fee.
Conflicts of Interest. LMCG’s Legal and Compliance Office is responsible for developing, implementing, monitoring and enforcing a system of compliance policies and procedures that are reasonably designed to assure that day-to-day business activities are conducted in compliance with the Investment Advisers Act of 1940, as amended (where applicable), and the internal policies and procedures applicable to LMCG’s investment advisory business.

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The goal of LMCG’s Code of Ethics and LMCG’s policies, procedures and organizational structure is to establish standards and corresponding processes that put the interests of LMCG’s clients first; ensure that no client or account is favored over another; and identify and disclose conflicts of interest as they relate to personal interests of individuals in LMCG and/or competing interests of clients that could occur as the result of relationship size or fee structure.
While there are several potential conflicts in the investment advisory business, below are some examples of some that LMCG’s Legal and Compliance team monitors:
Code of Ethics, Insider Trading and Personal Trading: Employee trading is continually monitored and the Code of Ethics is reasonably designed to prevent conflicts of interest between LMCG and its clients.
Performance Fees: LMCG acknowledges that managing client accounts (1) where performance based fees may be received, or (2) a portfolio manager (“PM”) employed by LMCG is invested in funds managed by LMCG or an affiliate, or (3) where a relationship may exist between a PM and a client, may create the potential for conflicts with other client accounts. LMCG’s procedures are designed to address these conflicts as well as ensure equitable treatment for all accounts as LMCG employs aggregation in pursuit of best overall trade execution.
Trade Allocation: In no event shall one client be given preference over another client for the allocation of trades on the basis of factors not driven by the appropriateness of the investment in that security under the circumstances at that time.
Lord, Abbett & Co. LLC
Lord, Abbett & Co. LLC (“Lord Abbett”) is located at 30 Hudson Street, Jersey City, New Jersey 07302, and serves as a Sub-adviser to a portion of the assets of the Destinations Municipal Fixed Income Fund. Lord Abbett is a Delaware Limited Liability Company wholly-owned by its members, including the Managing Partner. As of March 31, 2026, Lord Abbett had approximately $248.8 billion in assets under management.
Compensation. The Adviser pays Lord Abbett a fee based on the assets under management of the Destinations Municipal Fixed Income Fund as set forth in an investment sub-advisory agreement between Lord Abbett and the Adviser. Lord Abbett pays its investment professionals out of its total revenues, including the sub-advisory fees earned with respect to the Destinations Municipal Fixed Income Fund. The following information relates to the period ended February 28, 2026.
When used in this section, the term “Fund” refers to the Destinations Municipal Fixed Income Fund, as well as any other registered investment companies, pooled investment vehicles, and accounts managed by a Lord Abbett portfolio manager. Messrs. Solender and Shuman each receive compensation from Lord Abbett consisting of a base salary, discretionary bonus, deferred compensation and profit-sharing plan contributions, if applicable. Portfolio managers who are members of Lord Abbett (“Members”) also receive distributions of the earnings of Lord Abbett. The level of base compensation takes into account the portfolio manager’s experience, reputation, and competitive market rates, as well as the portfolio manager’s leadership and management of the investment team. Certain portfolio managers may participate in market-based incentive compensation programs based on a percentage of the performance or incentive fees earned by certain funds or accounts that include such fees. These programs are approved by Lord Abbett’s Managing Partner, in coordination with appropriate governance structures with senior leader representation. Fiscal year-end discretionary bonuses, which can be a substantial percentage of overall compensation, particularly for non-Members, are determined after an evaluation of various factors. These factors include the portfolio manager’s investment results and style consistency, the dispersion among funds with similar objectives, the risk taken to achieve the returns, and similar factors. In considering the portfolio manager’s investment results, Lord Abbett’s senior leaders may evaluate the Fund’s performance against one or more benchmarks from among the Destinations Municipal Fixed Income Fund’s primary benchmark and any supplemental benchmarks as disclosed in the prospectus, indices disclosed as performance benchmarks by the portfolio manager’s other accounts, and other indices within one or more of the Fund’s peer groups (as defined from time to time by third party investment research companies), as well as the Fund’s peer group. In particular, investment results are evaluated based on an assessment of the portfolio manager’s one-, three-, and five-year investment returns on a pre-tax basis versus the benchmark. Finally, there is a component of the bonus that rewards leadership and management of the investment team. The evaluation does not follow a formulaic approach, but rather is reached following a review of these factors. No part of the bonus payment is based on the portfolio manager’s

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assets under management, the revenues generated by those assets, or the profitability of the portfolio manager’s team. In addition, Lord Abbett may designate a bonus payment of a manager for participation in the firm’s deferred compensation plan. Depending on the employee’s level they will receive either an award under the Managing Director Award Plan or the Investment Capital Appreciation Plan. Both of these plans, following a three-year qualification period provide for a deferred payout over a five-year period. The plan’s earnings are based on the overall average net asset growth of the firm as a whole or percentile performance of Lord Abbett’s funds against benchmarks as a whole. Lord Abbett believes these incentives focus portfolio managers on the impact their fund’s performance has on the overall reputation of the firm as a whole and encourages exchanges of investment ideas among investment professionals managing different mandates.
Lord Abbett provides a 401(k) profit-sharing plan for all eligible employees. Contributions to a portfolio manager’s profit-sharing account are based on a percentage of the portfolio manager’s total base and bonus paid during the fiscal year, subject to a specified maximum amount.
Ownership of Fund Shares. As of February 28, 2026, Lord Abbett’s portfolio managers did not beneficially own any shares of the Destinations Municipal Fixed Income Fund.
Other Accounts. As of February 28, 2026, in addition to the Destinations Municipal Fixed Income Fund, Lord Abbett’s portfolio managers were responsible for the day-to-day management of certain other accounts, as follows:

	Registered Investment Company		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager(s)	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)
Daniel Solender	10	$18,969	0	$0	9	$11,693
Gregory Shuman	6	$11,511	0	$0	1	$6,937

None of the accounts above are subject to a performance-based advisory fee.
Conflicts of Interest. Conflicts of interest may arise in connection with the portfolio managers’ management of the investments of Lord Abbett’s portion of the Destinations Municipal Fixed Income Fund and the investments of the other funds and accounts managed by Lord Abbett, including the accounts included in the table above. Such conflicts may arise with respect to the allocation of investment opportunities between the Destinations Municipal Fixed Income Fund and other accounts with similar investment objectives and policies. In addition, a portfolio manager potentially could use information concerning a fund’s transactions to the advantage of other accounts and to the detriment of that fund. To address these potential conflicts of interest, Lord Abbett has adopted and implemented a number of policies and procedures. Lord Abbett has adopted policies and procedures relating to brokerage commissions and soft dollars. The objective of these policies and procedures is to ensure the fair and equitable treatment of transactions and allocation of investment opportunities on behalf of all accounts managed by Lord Abbett. In addition, Lord Abbett’s Code of Ethics and Personal Trading Policy sets forth general principles for the conduct of employee personal securities transactions in a manner that avoids any actual or potential conflicts of interest with the interests of Lord Abbett’s clients, including the Destinations Municipal Fixed Income Fund. Moreover, Lord Abbett’s Insider Trading Policy sets forth procedures for personnel to follow when they have material non-public information. Lord Abbett is not affiliated with a full service broker-dealer and, therefore, does not execute any portfolio transactions through such an entity, a structure that could give rise to additional conflicts. Lord Abbett does not conduct any investment banking functions. Lord Abbett does not believe that any material conflicts of interest exist in connection with the portfolio managers’ management of the investments of the Destinations Municipal Fixed Income Fund and the investments of the other accounts in the table referenced above.
Merganser Capital Management, LLC
Merganser Capital Management, LLC (“Merganser”) is located at 99 High Street, Boston, Massachusetts 02110, and serves as a Sub-adviser to a portion of the assets of the Destinations Core Fixed Income Fund. Merganser is a Delaware limited liability company. Merganser is an investment management firm dedicated exclusively to managing fixed income assets. As of March 31, 2026, Merganser has $18.6 billion in assets under management.

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Compensation. The Adviser pays Merganser a fee based on the assets under management of the Destinations Core Fixed Income Fund as set forth in an investment sub-advisory agreement between Merganser and the Adviser. Merganser pays its investment professionals out of its total revenues, including the sub-advisory fees earned with respect to the Destinations Core Fixed Income Fund. The following information relates to the period ended February 28, 2026.
All members of Merganser’s investment team are compensated based on their experience level, contribution to Merganser and team performance relative to peers. Merganser reviews investment team performance and compensation at least annually by their manager and senior management. The primary components of the compensation system are base salary and an annual bonus based on the financial success of Merganser. Additionally, the majority of senior members of the investment team are under employment contracts.
Team performance relative to peers is at a strategy composite level. Thus, there is no incentive or conflict of interest to favor one account over another. In addition, such rankings are gross of fees which mitigates the potential to make decisions based on clients’ fees.
Ownership of Fund Shares. As of February 28, 2026, Merganser’s portfolio managers did not beneficially own any shares of the Destinations Core Fixed Income Fund.
Other Accounts. As of February 28, 2026, in addition to the Destinations Core Fixed Income Fund, Merganser’s portfolio managers were responsible for the day-to-day management of certain other accounts, as follows:

	Registered Investment Company		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager(s)	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)
Todd Copenhaver, CFA	0	$0	2	$227.3	50	$5,218.9
Andrew Smock, CFA	1	$27.9	2	$227.3	45	$4,752.1

None of the accounts above are subject to a performance-based advisory fee.
Conflicts of Interest. Merganser and its affiliates engage in a broad range of activities, including investment activities for clients, for their own account and for the account of their clients. Certain affiliates of Merganser provide transaction-related, advisory, management and other services to operating companies. Generally, however, conflicts between Merganser and its affiliates are mitigated because Merganser and its affiliates are separately operated and do not share trading or investment information.
Merganser’s clients are permitted to pursue investment opportunities similar to those pursued by another client. The allocation of investment opportunities among clients will be determined by Merganser in its good faith judgment and in accordance with the organizational documents and IMAs of the relevant clients. Allocation decisions can raise conflicts, for example, if clients have different fee structures. Subject to a client’s investment guidelines, IMA, and Merganser’s policies, Merganser generally allocates investment opportunities among eligible clients on a pro rata basis based upon account size. Other contributing factors or deviations from pro rata allocations include (i) client investment guidelines, (ii) sector and issuer diversification, (iii) cash available for investment, (iv) realized gain/loss limitations, (v) new client startups, (vi) anticipated cashflows, (vii) client terminations and (viii) liquid lot sizes. Merganser makes allocation determinations based on its expectations at the time such investments are made, however investments and their characteristics may change and there can be no assurance that an investment may prove to have been more suitable for another client in hindsight.
All employees of Merganser have committed to a Code of Ethics which includes three main sections: (1) Conflicts of Interest, (2) Insider Trading, and (3) Employee Securities Reporting. The Code of Ethics requires each of Merganser’s employees to deal honestly and fairly with all persons with whom he or she has contact. Employees always must place the interests of Merganser’s clients first. To prevent conflicts of interest, all employees must submit quarterly attestations validating their outside accounts and transaction activity. This process is managed through the MyComplianceOffice system and reviewed by the CCO. Mutual funds sub-advised by Merganser and securities issued by clients which are publicly traded are on the Merganser restricted list. The CCO reviews and maintains the restricted list and updates it whenever there is a change to Merganser’s client base. The personal trading reviews seek to ensure that employees’ personal trading does not affect the markets, or conflict with Merganser’s fiduciary duty to its clients.

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All potential conflicts of interest must be reported to and reviewed by Merganser’s Chief Compliance Officer. Additionally, Merganser prohibits employees from engaging in any business activity or relationships that may result in any financial or other conflict of interest between themselves and clients or Merganser. The potential conflicts of interest encountered by a client include those discussed above but does not necessarily describe all of the conflicts that may be faced by a client account. Other conflicts are disclosed in Merganser’s Form ADV, Part 2A Brochure.
MFS Investment Management
MFS Investment Management (“MFS”) is located at 111 Huntington Avenue, Boston, Massachusetts 02199, and serves as a Sub-adviser to a portion of the assets of the Destinations International Equity Fund. MFS is a Delaware Corporation and an SEC-registered investment adviser. MFS and its predecessor organizations have a history of money management dating from 1924. MFS is a subsidiary of Sun Life of Canada (U.S.) Financial Services Holdings, Inc., which in turn is an indirect majority-owned subsidiary of Sun Life Financial Inc. (a diversified financial services company). As of February 28, 2026, MFS had approximately $669 billion in assets under management.
Compensation. The Adviser pays MFS a fee based on the assets under management of the Destinations International Equity Fund as set forth in an investment sub-advisory agreement between MFS and the Adviser. MFS pays its investment professionals out of its total revenues, including the sub-advisory fees earned with respect to the Destinations International Equity Fund. The following information relates to the period ended February 28, 2026.
MFS’ philosophy is to align portfolio manager compensation with the goal to provide shareholders with long-term value through a collaborative investment process. Therefore, MFS uses long-term investment performance as well as contribution to the overall investment process and collaborative culture as key factors in determining portfolio manager compensation. In addition, MFS seeks to maintain total compensation programs that are competitive in the asset management industry in each geographic market where it has employees. MFS uses competitive compensation data to ensure that compensation practices are aligned with its goals of attracting, retaining, and motivating the highest-quality professionals.
MFS reviews portfolio manager compensation annually. In determining portfolio manager compensation, MFS uses quantitative means and qualitative means to help ensure a durable investment process. As of February 28, 2026, portfolio manager total cash compensation is a combination of base salary and performance bonus:
Base Salary — Base salary generally represents a smaller percentage of portfolio manager total cash compensation than performance bonus.
Performance Bonus — Generally, the performance bonus represents more than a majority of portfolio manager total cash compensation. The performance bonus is based on a combination of quantitative and qualitative factors, generally with more weight given to the former and less weight given to the latter.
The quantitative portion is primarily based on the pre-tax performance of accounts managed by the portfolio manager over a range of fixed-length time periods, intended to provide the ability to assess performance over time periods consistent with a full market cycle and a strategy’s investment horizon. The fixed-length time periods include the portfolio manager’s full tenure on each fund/strategy and, when available, 10-, 5-, and 3-year periods. For portfolio managers who have served for less than three years, shorter-term periods, including the one-year period, will also be considered, as will performance in previous roles, if any, held at the firm. Emphasis is generally placed on longer performance periods when multiple performance periods are available. Performance is evaluated across the full set of strategies and portfolios managed by a given portfolio manager, relative to appropriate peer group universes and/or representative indices (“benchmarks”).
As of February 28, 2026, MFS uses the MSCI EAFE (Europe, Australasia, Far East) Value Index (net div) as the benchmark(s) to measure the performance of Messrs. Evans and Stone for the Destinations International Equity Fund.
Benchmarks may include versions and components of indices, custom indices, and linked indices that combine performance of different indices for different portions of the time period, where appropriate.
The qualitative portion is based on the results of an annual internal peer review process (where portfolio managers are evaluated by other portfolio managers, analysts, and traders) and management’s assessment of overall portfolio manager contributions to the MFS investment process and the client experience (distinct from fund and other account performance).

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The performance bonus may be in the form of cash and/or a deferred cash award, at the discretion of management. A deferred cash award is issued for a cash value and becomes payable over a three-year vesting period if the portfolio manager remains in the continuous employ of MFS or its affiliates. During the vesting period, the value of the unfunded deferred cash award will fluctuate as though the portfolio manager had invested the cash value of the award in an MFS fund(s) selected by the portfolio manager. A selected fund may, but is not required to, be a fund that is managed by the portfolio manager.
MFS Equity Plan — Portfolio managers also typically benefit from the opportunity to participate in the MFS Equity Plan. Equity interests are awarded by management, on a discretionary basis, taking into account tenure at MFS, contribution to the investment process, and other factors.
Finally, portfolio managers also participate in benefit plans (including a defined contribution plan and health and other insurance plans) and programs available generally to other employees of MFS. The percentage such benefits represent of any portfolio manager’s compensation depends upon the length of the individual’s tenure at MFS and salary level, as well as other factors.
Ownership of Fund Shares. As of February 28, 2026, MFS’ portfolio managers did not beneficially own any shares of the Destinations International Equity Fund.
Other Accounts. As of February 28, 2026, in addition to Destinations International Equity Fund, MFS’ portfolio managers were responsible for the day-to-day management of certain other accounts, as follows:

	Registered Investment Company		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager(s)	Number of Accounts	Total Assets (in billions)	Number of Accounts	Total Assets (in billions)	Number of Accounts	Total Assets (in billions)
Benjamin Stone	9	$33.4	3	$1.0	7	$3.9
Philip Evans	9	$33.4	3	$1.0	7	$3.9

None of the accounts above are subject to a performance-based advisory fee.
Performance fees for any particular account are paid to MFS, not the portfolio manager, and the portfolio manager’s compensation is not determined by reference to the level of performance fees received by MFS.
Conflicts of Interest: MFS seeks to identify potential conflicts of interest resulting from a portfolio manager’s management of both the Destinations International Equity Fund and other accounts, and has adopted policies and procedures reasonably designed to address such potential conflicts. There is no guarantee that MFS will be successful in identifying or mitigating conflicts of interest.
The management of multiple funds and accounts (including accounts in which MFS, an affiliate, an employee, an officer, or a director has an interest) gives rise to conflicts of interest if the funds and accounts have different objectives and strategies, benchmarks, time horizons, and fees, as a portfolio manager must allocate his or her time and investment ideas across multiple funds and accounts. In certain instances, there are securities which are suitable for the Destinations International Equity Fund’s portfolio as well as for one or more other accounts advised by MFS or its subsidiaries (including accounts in which MFS, an affiliate, an employee, an officer, or a director has an interest). MFS’ trade allocation policies could have a detrimental effect on the Destinations International Equity Fund if the Destinations International Equity Fund’s orders do not get fully executed or are delayed in getting executed due to being aggregated with those of other accounts advised by MFS or its subsidiaries. A portfolio manager may execute transactions for another fund or account that may adversely affect the value of the Destinations International Equity Fund’s investments. Investments selected for funds or accounts other than the Fund may outperform investments selected for the Destinations International Equity Fund.
When two or more accounts are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed by MFS to be fair and equitable to each over time. Allocations may be based on many factors and may not always be pro rata based on assets managed. The allocation methodology could have a detrimental effect on the price or availability of a security with respect to the Destinations International Equity Fund.

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MFS and/or a portfolio manager may have a financial incentive to allocate favorable or limited opportunity investments or structure the timing of investments to favor accounts other than the Destinations International Equity Fund; for instance, those that pay a higher advisory fee and/or have a performance adjustment, those that include an investment by the portfolio manager, and/or those in which MFS, its affiliates, its employees, its officers and/or its directors own or have an interest.
To the extent permitted by applicable law, certain accounts may invest their assets in other accounts advised by MFS or its affiliates, including accounts that are advised by one or more of the same portfolio manager(s), which could result in conflicts of interest relating to asset allocation, timing of purchases and redemptions, and increased profitability for MFS, its affiliates, and/or its personnel, including portfolio managers.
Neuberger Berman Investment Advisers LLC
Neuberger Berman Investment Advisers LLC (“Neuberger IA”), with its principal offices located at 1290 Avenue of the Americas, New York, New York 10104, serves as a Sub-adviser to the Destinations Equity Income Fund. Neuberger IA is a registered investment adviser and an indirect subsidiary of Neuberger Berman Group LLC (“NBG”). NBG is a holding company that through its subsidiaries provides a broad range of global asset management services. NBG’s voting equity is owned by NBSH Acquisition, LLC (“NBSH”) NBSH is owned by portfolio managers, members of NBG’s management team, and certain of NBG’s key employees and senior professionals. As of March 31, 2026, Neuberger IA together with its affiliates had approximately $567 billion in assets under management.
Compensation. The Adviser pays Neuberger IA a fee based on the assets under management of the Destinations Equity Income Fund as set forth in an investment sub-advisory agreement between Neuberger IA and the Adviser. Neuberger IA pays its investment professionals out of its total revenues, including the sub-advisory fees earned with respect to the Destinations Equity Income Fund. The following information relates to the period ended February 28, 2026.
Neuberger IA Compensation to Portfolio Managers. Neuberger IA’s compensation philosophy is one that focuses on rewarding performance and incentivizing Neuberger IA’s employees. Neuberger IA is also focused on creating a compensation process that it believes is fair, transparent, and competitive with the market.
Compensation for portfolio managers consists of either: (i) fixed (salary) and variable (discretionary bonus) compensation but is more heavily weighted on the variable portion of total compensation; (ii) on a production model, whereby formulaic compensation is paid from the team compensation pool on a fixed schedule (typically monthly); or (iii) a combination of salary, bonus and/or production compensation. Compensation is paid from a team compensation pool made available to the portfolio management team with which the portfolio manager is associated. The size of the team compensation pool is determined based on a formula that takes into consideration a number of factors including the pre-tax revenue that is generated by that particular portfolio management team, less certain adjustments. The amount allocated to individual portfolio managers is determined on the basis of a variety of criteria, including investment performance (including the aggregate multi-year track record), utilization of central resources (including research, sales and operations/support), business building to further the longer-term sustainable success of the investment team, effective team/people management, and overall contribution to the success of the Neuberger Berman organization (“Neuberger”). Certain portfolio managers may manage products other than mutual funds, such as high net worth separate accounts. The share of pre-tax revenue a portfolio manager receives pursuant to any such arrangement will vary based on certain revenue thresholds.
The terms of Neuberger IA’s long-term retention incentives are as follows:
Employee-Owned Equity. Certain employees (primarily senior leadership and investment professionals) participate in NBG’s equity ownership structure, which was launched as part of the firm’s management buyout in 2009 and designed to incentivize and retain key personnel. NBG also offers an equity acquisition program which allows employees a more direct opportunity to invest in the firm.
Contingent Compensation. Certain employees may participate in Neuberger’s Contingent Compensation Plan (the “CCP”) to serve as a means to further align the interests of Neuberger’s employees with the success of the firm and the interests of its clients, and to reward continued employment. Under the CCP, up to 20% of a participant’s annual total compensation in excess of $500,000 is contingent and subject to vesting. The contingent amounts are maintained in a notional account that is tied to the performance of a portfolio of NBG investment strategies as specified by the firm on an employee-by-employee basis. By having a participant’s contingent compensation tied to

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NBG investment strategies, each employee is given further incentive to operate as a prudent risk manager and to collaborate with colleagues to maximize performance across all business areas. In the case of members of investment teams, including portfolio managers, the CCP is currently structured so that such employees have exposure to the investment strategies of their respective teams as well as the broader NBG portfolio.
Restrictive Covenants. Most investment professionals, including portfolio managers, are subject to notice periods and restrictive covenants which include employee and client non-solicit restrictions as well as restrictions on the use of confidential information. In addition, depending on participation levels, certain senior professionals who have received equity grants have also agreed to additional notice and transition periods and, in some cases, non-compete restrictions.
Ownership of Fund Shares. As of February 28, 2026, Neuberger IA’s portfolio managers did not beneficially own any shares of the Destinations Equity Income Fund.
Other Accounts. As of February 28, 2026, in addition to the Destinations Equity Income Fund, Neuberger IA’s portfolio managers were responsible for the day-to-day management of certain other accounts, as follows:

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)
Richard S. Levine	3	$3,053	2	$58	3,730	$7,978
	0	$0	0	$0	8*	$13
Alexandra Pomeroy	1	$1,080	1	$52	2,992	$5,627
	0	$0	0	$0	8*	$13
William D. Hunter	1	$1,080	1	$52	3,098	$5,737
	0	$0	0	$0	8*	$13
Shawn Trudeau	1	$1,080	1	$52	3,098	$5,737
	0	$0	0	$0	8*	$13

*	These accounts, which are a subset of the accounts in the preceding row, are subject to a performance-based advisory fee.
Conflicts of Interest. Actual or apparent conflicts of interest may arise when a portfolio manager for Neuberger IA has day-to-day management responsibilities with respect to more than one fund or other account. The management of multiple funds and accounts (including proprietary accounts) may give rise to actual or potential conflicts of interest if the funds and accounts have different or similar objectives, benchmarks, time horizons, and fees, as the portfolio manager must allocate his or her time and investment ideas across multiple funds and accounts. The portfolio manager may execute transactions for another fund or account that may adversely impact the value of securities or instruments held by a fund, and which may include transactions that are directly contrary to the positions taken by a fund. For example, a portfolio manager may engage in short sales of securities or instruments for another account that are the same type of securities or instruments in which a fund it manages also invests. In such a case, the portfolio manager could be seen as harming the performance of the fund for the benefit of the account engaging in short sales if the short sales cause the market value of the securities or instruments to fall. Additionally, if a portfolio manager identifies a limited investment opportunity that may be suitable for more than one fund or other account, a fund may not be able to take full advantage of that opportunity. There may also be regulatory limitations that prevent a fund from participating in a transaction that another account or fund managed by the same portfolio manager will invest. For example, the 1940 Act prohibits mutual funds from participating in certain transactions with certain of its affiliates and from participating in “joint” transactions alongside certain of its affiliates. The prohibition on “joint” transactions may limit the ability of the funds to participate alongside its affiliates in privately negotiated transactions unless the transaction is otherwise permitted under existing regulatory guidance if granted, and may reduce the amount of privately negotiated transactions that the funds may participate in. Further, Neuberger IA may take an investment position or action for a fund or account that may be different from, inconsistent with, or have different rights than (e.g., voting rights, dividend or repayment priorities or other features that may conflict with one another), an action or position taken for one or more other funds or accounts, including a fund, having similar or different objectives. A conflict may also be created by investing in different parts of an issuer’s capital structure (e.g., equity or debt, or different positions in the debt structure). Those positions and actions may adversely impact, or in some instances benefit, one or more affected accounts, including the funds. Potential

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conflicts may also arise because portfolio decisions and related actions regarding a position held for a fund or another account may not be in the best interests of a position held by another fund or account having similar or different objectives. If one account were to buy or sell portfolio securities or instruments shortly before another account bought or sold the same securities or instruments, it could affect the price paid or received by the second account. Securities selected for funds or accounts other than a fund may outperform the securities selected for the fund. Finally, a conflict of interest may arise if Neuberger IA and a portfolio manager have a financial incentive to favor one account over another, such as a performance-based management fee that applies to one account but not all funds or accounts for which the portfolio manager is responsible. In the ordinary course of operations certain businesses within NBG will seek access to material non-public information. For instance, Neuberger IA portfolio managers may obtain and utilize material non-public information in purchasing loans and other debt instruments and certain privately placed or restricted equity instruments. From time to time, Neuberger IA portfolio managers will be offered the opportunity on behalf of applicable clients to participate on a creditors or other similar committee in connection with restructuring or other “work-out” activity, which participation could provide access to material non-public information. NBG maintains procedures that address the process by which material non-public information may be acquired intentionally by Neuberger. When considering whether to acquire material non-public information, NBG will attempt to balance the interests of all clients, taking into consideration relevant factors, including the extent of the prohibition on trading that would occur, the size of Neuberger’s existing position in the issuer, if any, and the value of the information as it relates to the investment decision-making process. The acquisition of material non-public information would likely give rise to a conflict of interest since NBG may be prohibited from rendering investment advice to clients regarding the securities or instruments of such issuer and thereby potentially limiting the universe of securities or instruments that Neuberger, including a fund, may purchase or potentially limiting the ability of Neuberger, including a fund, to sell such securities or instruments. Similarly, where NBG declines access to (or otherwise does not receive or share within Neuberger) material non-public information regarding an issuer, the portfolio managers could potentially base investment decisions with respect to assets of such issuer solely on public information, thereby limiting the amount of information available to the portfolio managers in connection with such investment decisions. In determining whether or not to elect to receive material non-public information, NBG will endeavor to act fairly to its clients as a whole. NBG reserves the right to decline access to material non-public information, including declining to join a creditors or similar committee.
Neuberger IA has adopted certain compliance procedures which are designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.
Newton Investment Management North America, LLC
Newton Investment Management North America, LLC (“NIMNA”) is located at 201 Washington Street, Boston, Massachusetts 02108, and serves as a Sub-adviser to a portion of the assets of the Destinations Large Cap Equity and Destinations Real Assets Funds. NIMNA is a limited liability corporation organized under the laws of the State of Delaware and is an indirect subsidiary of The Bank of New York Mellon Corporation (“BNYM”). As of March 31, 2026, NIMNA had assets under management of approximately $59.8 billion.
Compensation. The Adviser pays NIMNA a fee based on the assets under management of the Destinations Large Cap Equity and Destinations Real Assets Funds as set forth in investment sub-advisory agreements between NIMNA and the Adviser. NIMNA pays its investment professionals out of its total revenues, including the sub-advisory fees earned with respect to the Destinations Large Cap Equity and Destinations Real Assets Funds. The following information relates to the period ended February 28, 2026.
NIMNA’s employees are remunerated using a combination of base salary and discretionary annual incentive which is delivered in a mix of cash and deferred incentive depending on the level of incentive and appropriateness for the role.
Discretionary deferred incentive arrangements can include a mix of a long-term incentive plan (LTIP), which has Newton real equity, and awards made under a deferred cash plan linked to the performance of a basket of Newton-managed portfolios (pooled vehicles). This approach aligns NIMNA closely with clients and provides employees with an appropriately balanced discretionary incentive arrangement. Most discretionary incentive-eligible employees now receive 100% of their deferred awards in the deferred cash plan linked to the performance of a basket of Newton-managed portfolios (pooled vehicles), with members of the executive team receiving a portion of their incentive award in the Newton real equity plan and a portion in the deferred cash plan linked to the performance of a basket of Newton-managed portfolios (pooled vehicles).

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For portfolio managers, a portion of the deferred cash award is linked to the performance of a portfolio (pooled vehicle) where they form part of the portfolio management team, and the remaining portion is linked to the performance of the Newton-wide basket of portfolios, providing a tangible and direct link between compensation and the performance of the fund they are responsible for.
For awards made under the Newton equity plan the value of Newton equity is calculated twice a year. The valuation is based on current and future forecasted financial performance of the Newton business. The class of shares, which the participants hold, is non-voting and non-dividend-bearing and the parent company (holding dividend-bearing NIMNA shares with voting rights) retains 100% control of Newton.
It is intended that discretionary incentive awards will be made annually with deferred elements having a three-year vesting period. For the Newton equity awards, the vesting period will be followed by a minimum further six-month and one-day holding period.
Note: The approach described to reward structures above is applied consistently to Newton’s go forward business in both the UK and US, albeit the fund baskets used in each jurisdiction differ slightly (in part to ensure appropriate alignment with clients). NIMNA regularly reviews its compensation approach, including mixture and features of the deferred compensation schemes and will make changes that it considers appropriate to ensure that it remains aligned with regulatory requirements, client outcomes and market practices.
Newton’s compensation structure is designed to reward those professionals who deliver strong long-term performance and do not create inappropriate risk exposure for the firm or its clients. NIMNA utilizes an online appraisal system to evaluate the performance of all employees (including its investment professionals) on an annual basis. Additionally, input from the risk and compliance team on employees’ conduct is collected as part of the appraisal process and can have an impact on discretionary incentive awards, this aims to protect against excessive risk-taking and to seek to emphasize appropriate conduct/behavior.
Portfolio managers and analysts’ annual performance appraisals consist of both quantitative and qualitative contributions. The quantitative piece is based upon the portfolio performance and the performance of the analyst’s investment recommendations over one, three and five years, weighted heavily towards the three- and five-year numbers. Factors considered are performance versus benchmark, performance relative to peers, up/down capture delta, and information ratio. Qualitative assessment includes contribution to the investment debates; interaction with, and responsiveness to, the wider team and their specific requirements; leadership and communication skills; and collaborative behavior.
Ownership of Fund Shares. As of February 28, 2026, NIMNA’s portfolio managers did not beneficially own any shares of the Destinations Large Cap Equity and Destinations Real Assets Funds.
Other Accounts. As of February 28, 2026, in addition to Destinations Large Cap Equity and Destinations Real Assets Funds, NIMNA’s portfolio managers were responsible for the day-to-day management of certain other accounts, as follows:

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)
Brian C. Ferguson	4	$11,341.36	5	$4,774.70	32	$3,902.29
	0	$0	0	$0	1*	$25.06
John Bailer	4	$11,341.36	4	$3,895.39	18	$14,617.61
	0	$0	0	$0	1*	$22.75
Keith Howell, Jr.	6	$11,891.48	5	$4,043.89	8	$995.74
Brock Campbell, CFA	1	$1,220.01	3	$1,302.04	9	$4,965.01
	0	$0	0	$0	1*	$65.73
David Intoppa	1	$1,220.01	0	$0	6	$902.91
	0	$0	0	$0	1*	$65.73

*	These accounts, which are a subset of the accounts in the preceding row, are subject to a performance-based advisory fee.

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Conflicts of Interest. It is the policy of NIMNA to make business decisions free from conflicting outside influences. NIMNA’s objective is to recognize potential conflicts of interest and work to eliminate or control and disclose such conflicts as they are identified. NIMNA’s business decisions are based on its duty to its clients, and not driven by any personal interest or gain. As an asset manager with a diverse client base in a variety of strategies, conflicts of interest are inherent. Furthermore, as an indirect subsidiary of BNYM, potential conflicts may also arise between NIMNA and other BNYM companies. NIMNA will take steps to provide reasonable assurance that no client or group of clients is advantaged at the expense of any other client. As such, NIMNA has adopted policies and procedures to address such conflicts, which are designed to ensure that all client accounts are treated equitably over time. Additionally, NIMNA has structured compensation of investment personnel to reasonably safeguard client accounts from being adversely impacted by any potential or related conflicts.
All material conflicts of interest are presented in greater detail within Part 2A of NIMNA’s Form ADV.
Nomura Investments Fund Advisers, a series of Nomura Investment Management Business Trust
Nomura Investments Fund Advisers (“NIFA”), a series of Nomura Investment Management Business Trust (“NIMBT”), is located at 610 Market Street, Philadelphia, Pennsylvania 19106, and serves as a Sub-adviser to a portion of the assets of the Destinations Real Assets Fund. NIMBT is a statutory trust organized under the laws of Delaware and an SEC-registered investment adviser. Nomura Asset Management is part of the Investment Management Division of the Nomura Group, providing integrated public and private market asset management services across equities, fixed income, private credit and multi-asset solutions to intermediary and institutional clients. Nomura Asset Management primarily operates through several distinct investment managers, which includes NIMBT and its NIFA series. As of December 31, 2025, NIMBT had assets under management of approximately $164.32 billion.
Compensation. The Adviser pays NIFA a fee based upon the assets under management of the Destinations Real Assets Fund as set forth in an investment sub-advisory agreement between NIFA and the Adviser. NIFA pays its investment professionals out of its total revenues, including the sub-advisory fees earned with respect to the Destinations Real Assets Fund. The compensation for each of NIFA’s portfolio managers consists of the following and relates to the period ended February 28, 2026.
Base Salary.
Each named portfolio manager receives a fixed base salary. Salaries are determined by a comparison to industry data prepared by third parties to ensure that portfolio manager salaries are in line with salaries paid at peer investment advisory firms.
Bonus.
Each named portfolio manager is eligible to receive an annual cash bonus. The bonus pool is determined by the revenues associated with the products a portfolio manager manages. A percentage of these revenues (minus appropriate expenses associated with relevant product and the investment management team) creates the “bonus pool” for the product. Various members of the team have the ability to earn a percentage of the bonus pool with the most senior contributors generally having the largest share.
Individual allocations of the bonus pool are based on individual performance measurements, both objective and subjective, as determined by senior management.
Portfolio managers participate in the following retention programs, including a notional fund unit plan (the “NFU Plan”) and a restricted stock unit plan (the “RSU Plan”), for alignment of interest purposes.
Nomura Notional Fund Unit (NFU) — A portion of a portfolio manager’s discretionary bonus may be notionally aligned with the performance of certain funds pursuant to the terms and vesting conditions of the Nomura Notional Fund Unit Award Agreement. In general, the award will vest in equal tranches over a period of 3 years with longer vesting periods as necessary to comply with regulatory requirements.
Nomura Restricted Stock Unit (RSU) — A portion of a portfolio manager’s discretionary bonus may be granted in RSUs pursuant to the terms and vesting conditions of the Nomura Global Restricted Stock Unit Award Agreement, which is used to deliver remuneration in the form of Nomura equity. In general, vesting and delivery of shares will be in equal tranches over a period of 3 years with longer vesting periods as necessary to comply with regulatory requirements.

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Other Compensation.
Portfolio managers may also participate in benefit plans and programs available generally to all similarly situated employees.
Ownership of Fund Shares. As of February 28, 2026, NIFA’s portfolio managers did not beneficially own any shares of the Destinations Real Assets Fund.
Other Accounts. As of February 28, 2026, in addition to the Destinations Real Assets Fund, NIFA’s portfolio managers were responsible for the day-to-day management of certain other accounts, as follows:

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)
Stefan Löwenthal	15	$7,029	17	$320.3	35	$5,227
Jürgen Wurzer	15	$7,029	17	$320.3	35	$5,227
Aaron Young	15	$7,029	0	$0	0	$0

None of these accounts are subject to a performance-based advisory fee.
Conflicts of Interest. Individual portfolio managers may perform investment management services for other funds or accounts similar to those provided to the Destinations Real Assets Fund and the investment action for each such other fund or account and the Destinations Real Assets Fund may differ. For example, an account or fund may be selling a security, while another account or fund may be purchasing or holding the same security. As a result, transactions executed for one fund or account may adversely affect the value of securities held by another fund, account, or the Destinations Real Assets Fund. Additionally, the management of multiple funds or accounts and the Destinations Real Assets Fund may give rise to potential conflicts of interest, as a portfolio manager must allocate time and effort to multiple funds or accounts and the Destinations Real Assets Fund. A portfolio manager may discover an investment opportunity that may be suitable for more than one account or fund. The investment opportunity may be limited, however, so that all funds or accounts for which the investment would be suitable may not be able to participate. NIFA has established proprietary accounts and initial seed accounts, and also manages accounts for affiliated entities. A portfolio manager also may have invested in certain funds or accounts managed by NIFA. Accordingly, portfolio managers have an incentive to favor these accounts or funds over other client accounts or funds. NIFA has adopted procedures designed to allocate investments fairly across multiple funds and accounts including, unless prohibited by applicable law, proprietary and affiliated accounts.
Some of the accounts managed by a portfolio manager may have performance-based fees. This compensation structure presents a potential conflict of interest because a portfolio manager has an incentive to manage these accounts so as to enhance their performance, to the possible detriment of other accounts for which NIFA does not receive a performance-based fee.
A portfolio manager’s management of personal accounts also may present certain conflicts of interest. While NIFA’s Code of Ethics is designed to address these potential conflicts, there is no guarantee that it will do so.
When NIFA and its affiliates establish proprietary accounts, provide the initial seed capital in connection with the creation of a new investment product or style, and manage affiliate accounts, these accounts may not exhibit the same performance results as a similarly managed fund for a variety of reasons, including regulatory restrictions on the type and amount of securities in which the proprietary capital invests, differential credit and financing terms, and the use of hedging transactions that differ from those used to implement investment strategies for advisory clients.
Northern Trust Investments, Inc.
Northern Trust Investments, Inc. (“NTI”) is located at 50 S. LaSalle Street, Chicago, Illinois 60603, and serves as a Sub-adviser to the Destinations Municipal Fixed Income Fund. NTI, a subsidiary of Northern Trust Corporation, is an Illinois State Banking Corporation and an investment adviser registered under the 1940 Act. It primarily manages assets for institutional and individual separately managed accounts, investment companies and bank common and collective funds. Northern Trust Corporation is regulated by the Board of Governors of the Federal Reserve System as a financial holding company under the U.S. Bank Holding Company Act of 1956, as amended. As of March 31, 2026, Northern Trust Corporation, through its affiliates, had assets under management of $1.7 trillion.

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Compensation. The Adviser pays NTI a fee based on the assets under management of the Destinations Municipal Fixed Income Fund as set forth in an investment sub-advisory agreement between NTI and the Adviser. NTI pays its investment professionals out of its total revenues, including the sub-advisory fees earned with respect to the Destinations Municipal Fixed Income Fund. The following information relates to the period ended February 28, 2026.
The compensation for NTI’s portfolio managers is informed by the competitive marketplace and consists of base salary and the opportunity to earn an incentive award. In addition, non-cash incentives, such as stock options or restricted stock of Northern Trust Corporation, may be awarded from time to time. The incentive award is discretionary and is based on a quantitative and qualitative evaluation of each team members’ investment performance and contribution to his or her respective team plus the financial performance of the investment business unit and Northern Trust Corporation as a whole. In addition, the annual cash incentive award for portfolio managers is not based on the investment performance of the funds or the amount of assets held in the funds. Moreover, no material differences exist between the compensation structure for mutual fund accounts and other types of accounts.
Ownership of Fund Shares. As of February 28, 2026, NTI’s portfolio managers did not beneficially own any shares of the Destinations Municipal Fixed Income Fund.
Other Accounts. As of February 28, 2026, in addition to the Destinations Municipal Fixed Income Fund, NTI’s portfolio managers were responsible for the day-to-day management of certain other accounts, as follows:

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)
Adam Shane	8	$3,505	0	$0	1,965	$12,290
Nate Miller	2	$770	0	$0	287	$8,144

None of these accounts are subject to a performance-based advisory fee.
Conflicts of Interest. NTI’s portfolio managers are often responsible for managing one or more funds, as well as other client accounts, including ETFs, separate accounts and other pooled investment vehicles. A fund’s manager may manage various client accounts that may have materially higher or lower fee arrangements than the Destinations Municipal Fixed Income Fund. The side-by-side management of these accounts may raise potential conflicts of interest relating to cross trading, the allocation of investment opportunities and the aggregation and allocation of trades. In addition, while portfolio managers generally only manage accounts with similar investment strategies, it is possible that due to varying investment restrictions among accounts certain investments are made for some accounts and not others or conflicting investment positions could be taken among accounts. Some portfolio managers may be dual officers of one or more NTI’s affiliates and undertake investment advisory duties for the affiliates. The portfolio managers have a responsibility to manage all client accounts in a fair and equitable manner. NTI seeks to provide best execution of all securities transactions and aggregate and then allocate securities to client accounts in a fair and timely manner. To this end, NTI has developed policies and procedures designed to mitigate and manage the potential conflicts of interest that may arise from side-by-side management. NTI may have a financial incentive to favor accounts with performance-based fees because there may be an opportunity to earn greater fees on such accounts compared to accounts without performance-based fees. As a result, NTI may have an incentive to allocate investment opportunities and aggregate or allocate trades in favor of the account that pays a performance fee. NTI may also have an incentive to recommend investments that may be riskier or more speculative than those that it would recommend under a different fee arrangement. NTI may invest client accounts in affiliated investment pools. If appropriate and consistent with the client’s investment objectives and applicable law, NTI may recommend to clients investment pools in which it or an affiliate provides services for a fee. NTI has an incentive to allocate investments to these types of affiliated investment pools in order to generate additional fees for NTI or its affiliates. In addition, NTI could direct its best investment ideas to these investment products or investment pools to the potential disadvantage of the funds. As NTI becomes aware of additional potential or actual conflicts of interest, they will be reviewed on a case-by case basis.
NTI manages its client accounts consistent with applicable law and follows its own policies and procedures that are reasonably designed to treat clients fairly and to prevent any client or group of clients from being systematically favored or disadvantaged.

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Numeric Investors, LLC
Numeric Investors, LLC, (“Numeric”) is located at 200 Pier 4 Boulevard, Boston, Massachusetts 02210, and serves as a Sub-adviser to a portion of the assets of the Destinations Global Fixed Income Opportunities Fund. Numeric is a limited liability company that is a wholly owned subsidiary of Man Group plc. (the “Man Group”). As of March 31, 2026, Numeric had approximately $79.3 billion in assets under management.
Compensation. The Adviser pays Numeric a fee based upon the assets under management of the Destinations Global Fixed Income Opportunities Fund as set forth in an investment sub-advisory agreement between Numeric and the Adviser. Numeric pays its investment professionals out of its total revenues, including the sub-advisory fees earned with respect to the Destinations Global Fixed Income Opportunities Fund. The following information relates to the period ended February 28, 2026.
Remuneration packages for portfolio managers at Man Group include some, or all, of the following elements: salary, annual performance bonus, marketing incentives and deferred share and fund awards, as well as pension, medical insurance and other non-cash benefits. Man Group aims to balance remuneration for delivering operational results over the short-term with remuneration for creating sustained long-term value for shareholders.
A key mechanism for linking short- and long-term performance is the bonus deferral arrangement. Bonus awards are determined by the annual performance of Numeric, the team and the individual, and investment performance is a key assessment criterion. A substantial portion of the award for senior Numeric employees is deferred into either in-house investment strategies or Man Group shares, with the former intended to align senior employees with Man Group’s clients. The deferral arrangement allows flexibility in the mix between short- and long-term focus, as deferrals currently vest over multi-year periods.
Ownership of Fund Shares. As of February 28, 2026, Numeric’s portfolio managers did not beneficially own any shares of the Destinations Global Fixed Income Opportunities Fund.
Other Accounts. As of February 28, 2026, in addition to the Destinations Global Fixed Income Opportunities Fund. Numeric’s portfolio managers were responsible for the day-to-day management of certain other accounts, as follows:

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)
Robert Lam	1	$108.5	6	$388	10	$1,632
	0	$0	0	$0	1*	$483
Jayendran Rajamony, CFA	0	$0	15	$2,160	1	$315
	0	$0	6*	$1,647	1*	$315
Joseph Schirripa, CFA	0	$0	15	$2,160	1	$315
	0	$0	6*	$1,647	1*	$315

*	This account, which is a subset of the accounts in the preceding row, are subject to a performance-based advisory fee.
Conflicts of Interest. Numeric’s portfolio managers, in performing their duties, manage accounts other than the Destinations Global Fixed Income Opportunities Fund (collectively with other accounts managed by Numeric and its affiliates, “Other Accounts”). The Destinations Global Fixed Income Opportunities Fund has no interests in these activities. It is possible that conflicts of interest may arise in connection with the portfolio managers’ management of the Destinations Global Fixed Income Opportunities Fund’s investments on the one hand and the investments of Other Accounts for which the portfolio managers are responsible for on the other. For example, a portfolio manager may have conflicts of interest in allocating management time, resources and investment opportunities among the Destinations Global Fixed Income Opportunities Fund and Other Accounts he/she advises.
In addition, Numeric’s systematic process may from time to time recommend inconsistent or opposite investment decisions regarding the same or related securities across accounts. Such situations typically occur as a result of managing different investment strategies with distinct objectives and investment guidelines. Investment decisions are typically made at the strategy level with no consideration given to fee structures of individual accounts. Additionally, while Numeric portfolio managers may override a model when they determine it does not have the full

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information set (i.e., late breaking news, spin-outs, mergers, etc.), they cannot do so on an ad hoc basis and such decisions will typically apply to all similar accounts. Numeric has implemented policies and procedures specifically designed to ensure fair and equal treatment of all clients regardless of their fee arrangements, including an investment allocation policy that ensures accounts are treated equitably over time, regardless of the types of fees or fee rates paid by different clients.
Nuveen Asset Management, LLC
Nuveen Asset Management, LLC, (“Nuveen Asset Management”) is located at 333 West Wacker Drive, Chicago, Illinois 60606, and serves as a Sub-adviser to a portion of the assets of the Destinations Equity Income and Destinations Real Assets Funds. Nuveen Asset Management is a Delaware limited liability company and an SEC-registered investment adviser. Nuveen Asset Management is a subsidiary of Nuveen, LLC, the investment management arm of Teachers Insurance and Annuity Association of America (“TIAA”). As of December 31, 2025, Nuveen Asset Management had approximately $300.5 billion in assets under management.
Compensation. The Adviser pays Nuveen Asset Management a fee based on the assets under management of the Destinations Equity Income and Destinations Real Assets Funds as set forth in investment sub-advisory agreements between Nuveen Asset Management and the Adviser. Nuveen Asset Management pays its investment professionals out of its total revenues, including the sub-advisory fees earned with respect to the Destinations Equity Income and Destinations Real Assets Funds. The following information relates to the period ended February 28, 2026.
Portfolio managers are compensated through a combination of base salary and variable components consisting of:  (i) a cash bonus; (ii) a long-term performance award; and (iii) participation in a profits interest plan.
Base salary.
A portfolio manager’s base salary is determined based upon an analysis of the portfolio manager’s general performance, experience and market levels of base pay for such position.
Cash bonus.
A portfolio manager is eligible to receive an annual cash bonus that is based on three variables: risk-adjusted investment performance relative to benchmark generally measured over the most recent one, three and five year periods (unless the portfolio manager’s tenure is shorter), ranking versus Morningstar peer funds generally measured over the most recent one, three and five year periods (unless the portfolio manager’s tenure is shorter), and management and peer reviews.
Long-term performance award.
A portfolio manager is eligible to receive a long-term performance award that vests after three years. The amount of the award when granted is based on the same factors used in determining the cash bonus. The value of the award at the completion of the three-year vesting period is adjusted based on the risk-adjusted investment performance of fund(s) managed by the portfolio manager during the vesting period and the performance of the TIAA organization as a whole.
Profits interest plan.
Portfolio managers are eligible to receive profits interests in Nuveen Asset Management and certain affiliates, which vest over time and entitle their holders to a percentage of the firms’ annual profits. Profits interests are allocated to each portfolio manager based on such person’s overall contribution to the firms.
Ownership of Fund Shares. As of February 28, 2026, Nuveen Asset Management’s portfolio managers did not beneficially own any shares of the Destinations Equity Income and Destinations Real Assets Funds.
Other Accounts. As of February 28, 2026, in addition to the Destinations Equity Income and Destinations Real Assets Funds, Nuveen Asset Management’s portfolio managers were responsible for the day-to-day management of certain other accounts, as follows:

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	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)
James T. Stephenson, CFA	6	$4,220.08	4	$3,740.09	1,485	$1,708.51
Peter Boardman	2	$1,530.44	1	$22.69	41	$75.86
Ben Kerl	7	$6,077.88	6	$1,794.85	4	$809.52
Jagdeep Ghuman	2	$605.94	5	$1,791.26	1	$212.59
Tryg Sarsland	3	$2,395.75	5	$1,651.95	1	$212.59
Noah Hauser, CFA	3	$2,395.75	5	$1,651.95	1	$212.59
Scott Sedlak	2	$864.54	1	$142.91	3	$596.93
Crispin Royle-Davis	1	$51.79	1	$142.91	0	$0

None of these accounts are subject to a performance-based advisory fee.
Conflicts of Interest. Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one account. More specifically, portfolio managers who manage multiple accounts are presented a number of potential conflicts, including, among others, those discussed below.
The management of multiple accounts may result in a portfolio manager devoting unequal time and attention to the management of each account. Nuveen Asset Management seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most accounts managed by a portfolio manager in a particular investment strategy are managed using the same investment models.
If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one account, an account may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible accounts. To deal with these situations, Nuveen Asset Management has adopted procedures for allocating limited opportunities across multiple accounts.
With respect to many of its clients’ accounts, Nuveen Asset Management determines which broker to use to execute transaction orders, consistent with its duty to seek best execution of the transaction. However, with respect to certain other accounts, Nuveen Asset Management may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, Nuveen Asset Management may place separate, non-simultaneous, transactions for the Destinations Equity Income and Destinations Real Assets Funds and other accounts which may temporarily affect the market price of the security or the execution of the transaction, or both, to the detriment of the Destinations Equity Income and Destinations Real Assets Funds or the other accounts.
Some clients are subject to different regulations. As a consequence of this difference in regulatory requirements, some clients may not be permitted to engage in all the investment techniques or transactions or to engage in these transactions to the same extent as the other accounts managed by a portfolio manager. Finally, the appearance of a conflict of interest may arise where Nuveen Asset Management has an incentive, such as a performance-based management fee, which relates to the management of some accounts, with respect to which a portfolio manager has day-to-day management responsibilities.
Conflicts of interest may also arise when Nuveen Asset Management invests one or more of its client accounts in different or multiple parts of the same issuer’s capital structure, including investments in public versus private securities, debt versus equity, or senior versus junior/subordinated debt, or otherwise where there are different or inconsistent rights or benefits. Decisions or actions such as investing, trading, proxy voting, exercising, waiving or amending rights or covenants, workout activity, or serving on a board, committee or other involvement in governance may result in conflicts of interest between clients holding different securities or investments. Generally, individual portfolio managers will seek to act in a manner that they believe serves the best interest of the accounts they manage. In cases where a portfolio manager or team faces a conflict among its client accounts, it will seek to act in a manner that it believes best reflects its overall fiduciary duty, which may result in relative advantages or disadvantages for particular accounts.
Nuveen Asset Management has adopted certain compliance procedures which are designed to address these types of conflicts common among investment managers. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

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Nuveen Asset Management or its affiliates, including TIAA, sponsor an array of financial products for retirement and other investment goals, and provide services worldwide to a diverse customer base. Accordingly, from time to time, a fund may be restricted from purchasing or selling securities, or from engaging in other investment activities because of regulatory, legal or contractual restrictions that arise due to another client account’s investments and/or the internal policies of Nuveen Asset Management, TIAA or its affiliates designed to comply with such restrictions. As a result, there may be periods, for example, when Nuveen Asset Management will not initiate or recommend certain types of transactions in certain securities or instruments with respect to which investment limits have been reached.
The investment activities of Nuveen Asset Management or its affiliates may also limit the investment strategies and rights of the Destinations Equity Income and Destinations Real Assets Funds. For example, in certain circumstances where the Destinations Equity Income and Destinations Real Assets Funds invest in securities issued by companies that operate in certain regulated industries, in certain emerging or international markets, or are subject to corporate or regulatory ownership definitions, or invest in certain futures and derivative transactions, there may be limits on the aggregate amount invested by Nuveen Asset Management or its affiliates for the Destinations Equity Income and Destinations Real Assets Funds and other client accounts that may not be exceeded without the grant of a license or other regulatory or corporate consent. If certain aggregate ownership thresholds are reached or certain transactions undertaken, the ability of Nuveen Asset Management, on behalf of the Destinations Equity Income and Destinations Real Assets Funds or other client accounts, to purchase or dispose of investments or exercise rights or undertake business transactions may be restricted by regulation or otherwise impaired. As a result, Nuveen Asset Management, on behalf of the Destinations Equity Income and Destinations Real Assets Funds or other client accounts, may limit purchases, sell existing investments, or otherwise restrict or limit the exercise of rights (including voting rights) when Nuveen Asset Management, in its sole discretion, deems it appropriate in light of potential regulatory or other restrictions on ownership or other consequences resulting from reaching investment thresholds.
River Road Asset Management, LLC
River Road Asset Management, LLC (“River Road”) is located at 462 South Fourth Street, Suite 2000, Louisville, Kentucky 40202, and serves as a Sub-adviser to a portion of the assets of the Destinations Large Cap Equity Fund. River Road is a limited liability company and an SEC-registered investment adviser. As of March 31, 2026, River Road had approximately $9.6 billion in assets under management.
Compensation. The Adviser pays River Road a fee based on the assets under management of the Destinations Large Cap Equity Fund as set forth in an investment sub-advisory agreement between River Road and the Adviser. River Road pays its investment professionals out of its total revenues, including the sub-advisory fees earned with respect to the Destinations Large Cap Equity Fund. The following information relates to the period ended February 28, 2026.
Compensation for River Road’s portfolio managers includes an annual fixed base salary and a potential performance-based bonus. All portfolio managers also own equity in River Road, which entitles them to a portion of River Road’s profits.
Ownership of Fund Shares. As of February 28, 2026, River Road’s portfolio managers did not beneficially own any shares of the Destinations Large Cap Equity Fund.
Other Accounts. As of February 28, 2026, in addition to the Destinations Large Cap Equity Fund, River Road’s portfolio managers were responsible for the day-to-day management of certain other accounts, as follows:

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)
Daniel R. Johnson, CFA, CPA	4	$968	6	$1,421	11	$77
Matt W. Moran, CFA	4	$968	6	$1,421	11	$77

None of these accounts are subject to a performance-based advisory fee.
Conflicts of Interest. The portfolio managers for the Destinations Large Cap Equity Fund manage multiple accounts, including the Destinations Large Cap Equity Fund. The portfolio managers make decisions for each account based on the investment objectives, policies, practices and other relevant investment considerations that the

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portfolio managers believe are applicable to that account. Consequently, the portfolio managers may purchase securities for one account and not another account, and the performance of securities purchased for one account may vary from the performance of securities purchased for other accounts. A portfolio manager may place transactions on behalf of other accounts that are contrary to investment decisions made on behalf of the Destinations Large Cap Equity Fund, or make investment decisions that are similar to those made for the Destinations Large Cap Equity Fund, both of which have the potential to adversely affect the price paid or received by the Destinations Large Cap Equity Fund or the size of the security position obtainable for the Destinations Large Cap Equity Fund. River Road has adopted policies and procedures that it believes are reasonably designed to address the conflicts associated with managing multiple accounts for multiple clients, although there can be no assurance that such policies and procedures will adequately address such conflicts.
Seix Investment Advisors, a division of Virtus Fixed Income Advisers, LLC
Seix Investment Advisors, a division of Virtus Fixed Income Advisers, LLC (“Seix”) is located at 1 Maynard Drive, Suite 3200, Park Ridge, New Jersey 07656, and serves as a Sub-adviser to a portion of the assets of the Destinations Municipal Fixed Income Fund. Seix is a Delaware limited liability company and an indirect wholly-owned affiliate of Virtus Investment Partners, Inc. (“Virtus”), a publicly traded company. Seix is an investment management firm dedicated exclusively to managing fixed income assets. As of March 31, 2026, Seix had approximately $11.4 billion in assets under management, including the assets of two private funds managed by an affiliate of Seix that shares staff with Seix.
Compensation.  The Adviser pays Seix a fee based on the assets under management of the Destinations Municipal Fixed Income Fund as set forth in an investment sub-advisory agreement between Seix and the Adviser. Seix pays its investment professionals out of its total revenues, including the sub-advisory fees earned with respect to the Destinations Municipal Fixed Income Fund. The following information relates to the period ended February 28, 2026.
Seix’s compensation package is composed of two components: base salary and an annual incentive award. Base salary is set at competitive market levels for comparable positions at major institutional asset management firms. In addition, there is an equity plan. A portfolio manager’s incentive compensation is based predominately on investment performance relative to relevant peer groups over the one- and three-year rolling periods. Incentive compensation awards are purposefully capped at the attainment of peer group rankings that reward competitive results, but do not encourage excessive risk taking. Consistency is the overriding objective and as such incentive compensation is capped at the attainment of the 35th percentile in a competitive institutional fixed income universe. The rationale for the aforementioned is that consistent attainment of returns within the top 35th percentile of the universe should result in top quartile performance over a full market cycle with a lower risk profile, thereby generating superior risk adjusted returns. With regard to analyst incentive compensation, it is tied to investment performance as outlined above. A qualitative review is conducted at year-end by senior portfolio managers to determine how analysts added value to the overall portfolio return through idea generation and buy/sell recommendations within their respective industries. Seix maintains a performance-oriented culture that entails a purposeful approach to total compensation for senior investment and business professionals. To that end, the primary component of total compensation is a performance oriented incentive compensation plan that is designed to explicitly align client and business interests in a way that supports measured growth of its business as its clients’ assets increase.
In addition, equity ownership by employees, particularly investment professionals, including those at Seix, is an important element in the alignment of interests, and certain investment professionals at Seix have equity ownership. Seix incorporates equity awards in conjunction with its performance-based incentive compensation plans for executives and employees, including investment professionals.
Ownership of Fund Shares. As of February 28, 2026, Seix’s portfolio manager did not beneficially own any shares of the Destinations Municipal Fixed Income Fund.
Other Accounts. As of February 28, 2026, in addition to the Destinations Municipal Fixed Income Fund, Seix’s portfolio manager was responsible for the day-to-day management of certain other accounts, as follows:

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	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)
Dusty L. Self	3	$ 181.2	0	$ 0	9	$ 400.0

None of these accounts are subject to a performance-based advisory fee.
Conflicts of Interest. To identify the types of conflicts of interests that arise in the course of providing services and which may damage the interests of an advised/sub-advised fund, Seix takes into account, by way of minimum criteria, the question of whether the firm or a relevant person, or a person directly or indirectly linked by way of control to the firm, is in any of the following situations, whether as a result of providing collective portfolio management activities or otherwise:
•	Seix or that person is likely to make a financial gain, or avoid a financial loss, at the expense of the Destinations Municipal Fixed Income Fund.
•
Seix or that person has an interest, distinct from that of the Destinations Municipal Fixed Income Fund, in the outcome of a service or an activity provided to the Destinations Municipal Fixed Income Fund or another client, or of a transaction carried out on behalf of the Destinations Municipal Fixed Income Fund or another client.

•	Seix or that person has a financial or other incentive to favor the interest of another client or group of clients over the interests of the Destinations Municipal Fixed Income Fund.
•	Seix or that person carries out the same activities for the Destinations Municipal Fixed Income Fund and for another client or clients, which is not the Destinations Municipal Fixed Income Fund.
•
Seix or that person receives or will receive from a person, other than the Destinations Municipal Fixed Income Fund, an inducement in relation to collective portfolio management activities provided to the Destinations Municipal Fixed Income Fund, in the form of monies, goods, or services, other than the standard commission or fee for that service.

When identifying the types of conflict of interests, Seix takes into account the interests of the firm, including those deriving from its affiliation with Seix or from the performance of services and activities, the interests of the clients, and the duty of the firm towards the Destinations Municipal Fixed Income Fund, and the interests of two or more managed funds. Seix identifies, eliminates or mitigates, and manages potential conflicts through its policies and procedures, established committees, and monitoring program.
SSGA Funds Management, Inc.
SSGA Funds Management, Inc. (“SSGA FM”) is located at One Congress Street, Boston, Massachusetts 02114, and serves as the Sub-Adviser to a portion of the assets of the Destinations Large Cap Equity, Destinations Small-Mid Cap Equity and Destinations International Equity Funds. SSGA FM is a wholly-owned subsidiary of State Street Global Advisors, Inc., which itself is a wholly-owned subsidiary of State Street Corporation (“State Street”), a publicly traded financial holding company. SSGA FM is registered with the U.S. Securities and Exchange Commission (“SEC”) under the Investment Advisers Act of 1940, as amended. SSGA FM and certain other affiliates of State Street make up State Street Investment Management, the investment management arm of State Street. As of March 31, 2026, State Street Investment Management had approximately $5.62 trillion in assets under management.
Compensation. The Adviser pays SSGA FM a fee based on the assets under management of the Destinations Large Cap Equity, Destinations Small-Mid Cap Equity and Destinations International Equity Funds as set forth in an investment sub-advisory agreement between SSGA FM and the Adviser.
Compensation. The Adviser pays SSGA FM a fee based on the assets under management of the Destinations Large Cap Equity, Destinations Small-Mid Cap Equity and Destinations International Equity Funds as set forth in an investment sub-advisory agreement between SSGA FM and the Adviser. SSGA FM pays its investment professionals out of its total revenues, including the sub-advisory fees earned with respect to the Destinations Large Cap Equity, Destinations Small-Mid Cap Equity and Destinations International Equity Funds. The following information relates to the period ended February 28, 2026.

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State Street Investment Management’s (“State Street IM”) culture is complemented and reinforced by a total rewards strategy that is based on a pay for performance philosophy which seeks to offer a competitive pay mix of base salary, benefits, cash incentives and deferred compensation.
Salary is based on a number of factors, including external benchmarking data and market trends, and performance both at the business and individual level. State Street IM’s Global Human Resources department regularly participates in compensation surveys in order to provide State Street IM with market-based compensation information that helps support individual pay decisions.
Additionally, subject to SSGA FM and State Street IM business results, an incentive pool is allocated to State Street IM to reward its employees. The size of the incentive pool for most business units is based on the firm’s overall profitability and other factors, including performance against risk-related goals. For most State Street IM investment teams, State Street IM recognizes and rewards performance by linking annual incentive decisions for investment teams to the firm’s or business unit’s profitability and business unit investment performance over a multi-year period.
Incentive pool funding for most active investment teams is driven in part by the post-tax investment performance of fund(s) managed by the team versus the return levels of the benchmark index(es) of the fund(s) on a one-, three- and, in some cases, five-year basis. For most active investment teams, a material portion of incentive compensation for senior staff is deferred over a four-year period into the State Street IM Long-Term Incentive (“State Street IM LTI”) program. For these teams, the State Street IM LTI program indexes the performance of these deferred awards against the post-tax investment performance of fund(s) managed by the team. This is intended to align State Street IM’s investment team’s compensation with client interests, both through annual incentive compensation awards and through the long-term value of deferred awards in the State Street IM LTI program.
For the index equity investment team, incentive pool funding is driven in part by the post-tax 1- and 3-year tracking error of the funds managed by the team against the benchmark indexes of the funds.
The discretionary allocation of the incentive pool to the business units within State Street IM is influenced by market-based compensation data, as well as the overall performance of each business unit. Individual compensation decisions are made by the employee’s manager, in conjunction with the senior management of the employee’s business unit. These decisions are based on the overall performance of the employee and, as mentioned above, on the performance of the firm and business unit. Depending on the job level, a portion of the annual incentive may be awarded in deferred compensation, which may include cash and/or Deferred Stock Awards (State Street stock), which typically vest over a four-year period. This helps to retain staff and further aligns State Street IM employees’ interests with State Street IM clients’ and shareholders’ long-term interests.
State Street IM recognizes and rewards outstanding performance by:
•	Promoting employee ownership to connect employees directly to the company’s success.
•	Using rewards to reinforce mission, vision, values and business strategy.
•	Seeking to recognize and preserve the firm’s unique culture and team orientation.
•	Providing all employees the opportunity to share in the success of State Street IM.
Ownership of Fund Shares. As of February 28, 2026, SSGA FM’s portfolio managers did not beneficially own any shares of the Destinations Large Cap Equity, Destinations Small-Mid Cap Equity and Destinations International Equity Funds.
Other Accounts. As of February 28, 2026, in addition to the Destinations Large Cap Equity, Destinations Small-Mid Cap Equity and Destinations International Equity Funds, SSGA FM’s portfolio managers were responsible for the day-to-day management of certain other accounts, as follows:

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets (in billions)	Number of Accounts	Total Assets (in billions)	Number of Accounts	Total Assets (in billions)
Juan Acevedo	141	$1,579.24	375	$1,262.59	460	$678.76
Lisa Hobart	141	$1,579.24	375	$1,262.59	460	$678.76

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	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets (in billions)	Number of Accounts	Total Assets (in billions)	Number of Accounts	Total Assets (in billions)
John Law, CFA	141	$1,579.24	375	$1,262.59	460	$678.76
Karl Schneider, CAIA	141	$1,579.24	375	$1,262.59	460	$678.76

None of these accounts are subject to a performance-based advisory fee.
Conflicts of Interest. A portfolio manager that has responsibility for managing more than one account may be subject to potential conflicts of interest because he or she is responsible for other accounts in addition to the Destinations Large Cap Equity, Destinations Small-Mid Cap Equity and Destinations International Equity Funds. Those conflicts could include preferential treatment of one account over others in terms of: (a) the portfolio manager’s execution of different investment strategies for various accounts; or (b) the allocation of resources or of investment opportunities.
Portfolio managers may manage numerous accounts for multiple clients. These accounts may include registered investment companies, other types of pooled accounts (e.g., collective investment funds), and separate accounts
(i.e., accounts managed on behalf of individuals or public or private institutions). Portfolio managers make investment decisions for each account based on the investment objectives and policies and other relevant investment considerations applicable to that portfolio. A potential conflict of interest may arise as a result of a portfolio manager’s responsibility for multiple accounts with similar investment guidelines. Under these circumstances, a potential investment may be suitable for more than one of the portfolio manager’s accounts, but the quantity of the investment available for purchase is less than the aggregate amount the accounts would ideally allocate to the opportunity. Similar conflicts may arise when multiple accounts seek to dispose of the same investment. The portfolio managers may also manage accounts whose objectives and policies differ from that of the Destinations Large Cap Equity, Destinations Small-Mid Cap Equity and Destinations International Equity Funds . These differences may be such that under certain circumstances, trading activity appropriate for one account managed by the portfolio manager may have adverse consequences for another account managed by the portfolio manager. For example, an account may sell a significant position in a security, which could cause the market price of that security to decrease, while the Destinations Large Cap Equity Fund, Destinations Small-Mid Cap Equity Fund or Destinations International Equity Fund maintained its position in that security.
A potential conflict may arise when the portfolio managers are responsible for accounts that have different advisory fees — the difference in fees could create an incentive for the portfolio manager to favor one account over another, for example, in terms of access to investment opportunities. This conflict may be heightened if an account is subject to a performance-based fee, as applicable. Another potential conflict may arise when the portfolio manager has a personal investment in one or more accounts that participate in transactions with other accounts. His or her personal investment(s) may create an incentive for the portfolio manager to favor one account over another. SSGA FM has adopted policies and procedures reasonably designed to address these potential material conflicts. For instance, portfolio managers are normally responsible for all accounts within a certain investment discipline and do not, absent special circumstances, differentiate among the various accounts when allocating resources. Additionally, SSGA FM and its advisory affiliates have processes and procedures for allocating investment opportunities among portfolios that are designed to provide a fair and equitable allocation. With respect to conflicts arising from personal investments, all employees, including portfolio managers, must comply with personal trading controls established by each of SSGA FM’s and the SSGA Trusts’ Code of Ethics.
T. Rowe Price Associates, Inc.
T. Rowe Price Associates, Inc. (“T. Rowe Price”) is located at 1307 Point Street, Baltimore, Maryland 21231, and serves as a Sub-adviser to a portion of the assets of the Destinations International Equity Fund. T. Rowe Price is a wholly owned subsidiary of T. Rowe Price Group, Inc., a publicly-traded financial services holding company. As of March 31, 2026, T. Rowe Price had $1.7 trillion in assets under management.
Compensation. The Adviser pays T. Rowe Price a fee based on the assets under management of the Destinations International Equity Fund as set forth in an investment sub-advisory agreement between T. Rowe Price and the Adviser. T. Rowe Price pays its investment professionals out of its total revenues, including the sub-advisory fees earned with respect to the Destinations International Equity Fund. The following information relates to the period ended February 28, 2026.

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The compensation structure for the T. Rowe Price portfolio managers for the Destinations International Equity Fund consists primarily of a base salary, a cash bonus, and an equity incentive that usually comes in the form of restricted stock grants. Compensation is variable and is determined based on the following factors.
Investment performance over 1-, 3-, 5-, and 10-year periods is the most important input. The weightings for these time periods are generally balanced and are applied consistently across similar strategies. T. Rowe Price (and T. Rowe Price Australia, T. Rowe Price Hong Kong, T. Rowe Price Singapore, T. Rowe Price Japan, T. Rowe Price International, and T. Rowe Price Investment Management, as appropriate) evaluates performance in absolute, relative, and risk-adjusted terms. Relative performance and risk-adjusted performance are typically determined with reference to the broad-based index (e.g., S&P 500 Index) and the Lipper average or index (e.g., Large-Cap Growth Index), although other benchmarks may be used as well. Investment results are also measured against comparably managed funds of competitive investment management firms. The selection of comparable funds is approved by the applicable investment steering committee and is the same as the selection presented to the directors of the T. Rowe Price funds in their regular review of fund performance. Performance is primarily measured on a pretax basis, although tax efficiency is considered.
Compensation is viewed with a long-term time horizon. The more consistent a portfolio manager’s performance over time, the higher the compensation opportunity. The increase or decrease in a fund’s assets due to the purchase or sale of fund shares is not considered a material factor. In reviewing relative performance for fixed income funds, a fund’s expense ratio is usually taken into account. Contribution to T. Rowe Price’s overall investment process is an important consideration as well. Leveraging ideas and investment insights across applicable investment platforms; working effectively with and mentoring others; and other contributions to T. Rowe Price’s clients, the firm, or its culture are important components of T. Rowe Price’s long-term success and are generally taken into consideration.
All employees of T. Rowe Price, including portfolio managers, can participate in a 401(k) plan sponsored by T. Rowe Price Group. In addition, all employees are eligible to purchase T. Rowe Price common stock through an employee stock purchase plan that features a limited corporate matching contribution. Eligibility for and participation in these plans is on the same basis for all employees. Finally, all vice presidents of T. Rowe Price Group, including all portfolio managers, are eligible to participate in a supplemental savings plan sponsored by T. Rowe Price Group, and certain vice presidents of T. Rowe Price Group receive supplemental medical/hospital reimbursement benefits.
This compensation structure is used when evaluating the performance of all portfolios managed by the portfolio manager.
Ownership of Fund Shares. As of February 28, 2026, T. Rowe Price’s portfolio manager did not beneficially own any shares of the Destinations International Equity Fund.
Other Accounts. As of February 28, 2026, in addition to the Destinations International Equity Fund, the portfolio manager was responsible for the day-to-day management of certain other accounts, as follows:

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)
Richard N. Clattenburg	3	$ 16,276.6	3	$ 18,051.1	1	$ 0.0

None of these accounts are subject to a performance-based advisory fee.
Conflicts of Interest. Portfolio managers at T. Rowe Price and its affiliates may manage multiple accounts. These accounts may include, among others, mutual funds, exchange-traded funds, business development companies, separate accounts (assets managed on behalf of institutions such as pension funds, colleges and universities, and foundations), offshore funds, private funds, and common trust funds. T. Rowe Price also provides nondiscretionary advice to institutional investors in the form of delivery of model portfolios. Like other investment professionals with multiple clients, the Destinations International Equity Fund’s portfolio manager may face certain potential conflicts of interest in connection with managing both the Destinations International Equity Fund and other accounts at the same time. T. Rowe Price and the T. Rowe Price funds have adopted various compliance policies and procedures that seek to address and mitigate certain of the potential conflicts that T. Rowe Price and its investment personnel may face in this regard.

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Portfolio managers make investment decisions for each portfolio based on the investment objectives, policies, practices, and other relevant investment considerations that they believe are applicable to that portfolio. Consequently, portfolio managers may purchase (or sell) securities for one portfolio and not another portfolio. Investments made by a fund and the results achieved by a fund at any given time are not expected to be the same as those made by other funds for which T. Rowe Price acts as investment adviser, including funds with names, investment objectives and policies, and/or portfolio management teams, similar to a fund. This may be attributable to a wide variety of factors, including, but not limited to, large shareholder purchases or redemptions or specific investment restrictions.
The T. Rowe Price funds generally may not purchase shares of stock issued by T. Rowe Price Group, Inc. However, a T. Rowe Price Index Fund is permitted to make such purchases to the extent T. Rowe Price Group, Inc., is represented in the benchmark index the fund is designed to track. T. Rowe Price may execute securities transactions with, and the T. Rowe Price funds and other accounts managed by T. Rowe Price may invest in, the securities of the fund’s service providers. In addition, other T. Rowe Price accounts may use the same service providers as the T. Rowe Price funds for the same or different services.
T. Rowe Price and its affiliates furnish investment management and advisory services to numerous clients in addition to the T. Rowe Price funds, and T. Rowe Price or its affiliates may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts that have performance or higher fees paid to T. Rowe Price), which may be the same as or different from those made to a T. Rowe Price fund. The management of funds or other accounts with different advisory fee rates and/or fee structures, including accounts that pay advisory fees based on account performance (performance fee accounts), may raise potential conflicts of interest by creating an incentive to favor accounts that pay higher fees, including performance fee accounts.
The same portfolio manager(s) could serve as portfolio manager to one or more T. Rowe Price mutual funds or ETFs. That portfolio manager may determine to have one T. Rowe Price mutual fund or ETF (Investing Fund) invest in another T. Rowe Price mutual fund or ETF (Underlying Fund) and may have incentives, such as to support an investment strategy or cash flow needs. Moreover, a situation could occur where the best interests of the Investing Fund could be adverse to the best interests of an Underlying Fund or vice versa. For example, conflicts could arise in voting proxies or purchasing or redeeming shares of the Underlying Fund in a manner beneficial to the Investing Fund but potentially detrimental to the Underlying Fund (or vice versa). The T. Rowe Price funds may be either an Investing Fund or Underlying Fund.
T. Rowe Price and the portfolio managers have a fiduciary duty to act in the best interests of each T. Rowe Price fund. Under the oversight of the Board and pursuant to applicable policies and procedures, T. Rowe Price will carefully analyze any such situation and take all steps it believes necessary to minimize and, where possible, eliminate potential conflicts. The Investing Fund’s or Underlying Fund’s activities may be limited or restricted because of laws and regulations applicable to T. Rowe Price, the T. Rowe Price fund, or applicable policies and procedures. For example, if a portfolio manager comes into possession of material, non-public information about an Investing Fund or Underlying Fund, the portfolio manager could potentially be restricted from transacting in either fund, which may adversely affect the T. Rowe Price fund. T. Rowe Price, its affiliates, and significant shareholders and any officer, director, shareholder, or employee may or may not have an interest in the securities whose purchase and sale T. Rowe Price recommends to the T. Rowe Price funds. In certain circumstances, a T. Rowe Price employee, officer, or director may serve on the board of a T. Rowe Price fund’s portfolio company. In addition, T. Rowe Price may refrain from rendering any advice or services concerning securities of companies of which any of T. Rowe Price’s (or its affiliates’ or significant shareholders’) officers, directors, or employees are directors or officers, or companies in which T. Rowe Price or any of its affiliates or significant shareholders or the officers, directors, and employees of any of them has any substantial interest or possesses material nonpublic information.
Additional potential conflicts may be inherent in T. Rowe Price’s use of multiple strategies. For example, conflicts will arise in cases where different clients invest in different parts of an issuer’s capital structure, including circumstances in which one or more clients may own private securities or obligations of an issuer and other clients may own or seek to acquire securities of the same issuer. For example, a client may acquire a loan, loan participation, or loan assignment of a particular borrower in which one or more other clients have an equity investment or may invest in senior debt obligations of an issuer for one client and junior debt obligations or equity of the same issuer for another client. Similarly, if an issuer in which a client and one or more other clients directly or indirectly hold different classes of securities (or other assets, instruments, or obligations issued by such issuer or underlying investments of such issuer) encounters financial problems, is involved in a merger or acquisition or a

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going private transaction, decisions over the terms of any workout or transaction will raise conflicts of interests. While it is appropriate for different clients to hold investments in different parts of the same issuer’s capital structure under normal circumstances, the interests of stockholders and debt holders may conflict, as the securities they hold will likely have different voting rights, dividend or repayment priorities, or other features that could be in conflict with one another. Clients should be aware that conflicts will not necessarily be resolved in favor of their interests.
In some cases, T. Rowe Price or its affiliates may refrain from taking certain actions or making certain investments on behalf of clients in order to avoid or to mitigate certain conflicts of interest or to prevent adverse regulatory actions or other implications for T. Rowe Price or its affiliates or may sell investments for certain clients, in such case potentially disadvantaging the clients on whose behalf the actions are not taken, investments not made, or investments sold. In other cases, T. Rowe Price or its affiliates may take actions in order to mitigate legal risks to T. Rowe Price or its affiliates, even if disadvantageous to a client.
Conflicts such as those described above may also occur between clients, on the one hand, and T. Rowe Price or its affiliates, on the other. These conflicts will not always be resolved in the favor of the client. In addition, conflicts may exist between different clients of T. Rowe Price or its affiliates. T. Rowe Price and one or more of its affiliates may operate autonomously from each other and may take actions that are adverse to other clients managed by an affiliate. In some cases, T. Rowe Price or its affiliates will have limited or no ability to mitigate those actions or address those conflicts, which could adversely affect T. Rowe Price or its affiliates’ clients. Additional potential conflicts may be inherent in T. Rowe Price’s use of multiple strategies. Regulatory requirements may prohibit T. Rowe Price or its affiliates from investing in certain companies on behalf of some of their clients, including the T. Rowe Price funds, while at the same time not prohibiting T. Rowe Price or its affiliates from making those same investments on behalf of other clients that are not subject to such requirements. T. Rowe Price’s or its affiliates’ ability to negotiate certain rights or remedies or to take other actions on behalf of the T. Rowe Price funds with respect to an investment also may be limited in situations in which an affiliate of the T. Rowe Price funds (or certain other interested persons) have a direct or indirect interest in the same issuer. When permitted by applicable law, other clients of T. Rowe Price or its affiliates, on the one hand, and one or more T. Rowe Price funds, on the other hand, may invest in or extend credit to different classes of securities or different parts of the capital structure of a single issuer. T. Rowe Price or its affiliates may pursue rights; provide advice or engage in other activities; or refrain from pursuing rights, providing advice, or engaging in other activities, on behalf of themselves or one or more clients other than the T. Rowe Price funds with respect to an issuer in which a T. Rowe Price fund has invested, and such actions (or refraining from action) may have a material adverse effect on such T. Rowe Price fund. In addition, as a result of regulatory requirements or otherwise, in situations in which T. Rowe Price clients hold positions in multiple parts of the capital structure of an issuer, T. Rowe Price or its affiliates may not pursue certain actions that may otherwise be available. T. Rowe Price and its affiliates address these and other potential conflicts of interest based on the facts and circumstances of particular situations. For example, T. Rowe Price may determine to rely on one or more information barriers between different advisers, business units, or portfolio management teams or to rely on the actions of similarly situated holders of loans or securities rather than, or in connection with, taking such actions itself on behalf of a client. In these situations, investment personnel are mindful of potentially conflicting interests of T. Rowe Price’s clients with investments in different parts of an issuer’s capital structure and seek to take appropriate measures to ensure that the interests of all clients are fairly represented. As a result of the various conflicts and related issues described in this paragraph, a T. Rowe Price fund could sustain losses during periods in which T. Rowe Price or its affiliates and other clients of T. Rowe Price or its affiliates achieve profits generally or with respect to particular holdings or could achieve lower profits or higher losses than would have been the case had the conflicts described above not existed.
Wellington Management Company LLP
Wellington Management Company LLP (“Wellington”) is located at 280 Congress Street, Boston, Massachusetts 02210, and serves as a Sub-adviser to a portion of the assets of the Destinations Core Fixed Income Fund. Wellington is a Delaware limited liability partnership. The firm is an independent private partnership owned entirely by its active partners. As of March 31, 2026, Wellington has $1.29 trillion in assets under management.
Compensation. The Adviser pays Wellington a fee based on the assets under management of the Destinations Core Fixed Income Fund (“the Fund”) as set forth in an investment sub-advisory agreement between Wellington and the Adviser. Wellington pays its investment professionals out of its total revenues, including the sub-advisory fees earned with respect to the Fund. The following information is as of February 28, 2026.

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Wellington’s compensation structure is designed to attract and retain high-caliber investment professionals necessary to deliver high quality investment management services to its clients. Wellington’s compensation of the Fund’s managers listed in the prospectus who are primarily responsible for the day-to-day management of the Fund (“The Portfolio Managers”) includes a base salary and incentive components. The base salary for each Portfolio Manager who is a partner (a “Partner”) of Wellington Management Group LLP, the ultimate holding company of Wellington, is generally a fixed amount that is determined by the managing partners of Wellington Management Group LLP. Each Portfolio Manager is eligible to receive an incentive payment based on the revenues earned by Wellington from the Fund and generally each other account managed by such Portfolio Manager. Each Portfolio Manager’s incentive payment relating to the Fund is linked to the gross pre-tax performance of the portion of the Fund compared to the Bloomberg Barclays US Aggregate Bond Index over one, three, and five year periods, with an emphasis on five year results. Wellington applies similar incentive compensation structures (although the benchmarks or peer groups, time periods, and rates may differ) to other accounts managed by these Portfolio Managers, including accounts with performance fees.
Portfolio-based incentives across all accounts managed by an investment professional can, and typically do, represent a significant portion of an investment professional’s overall compensation; incentive compensation varies significantly by individual and can vary significantly from year to year. The Portfolio Managers may also be eligible for bonus payments based on their overall contribution to Wellington’s business operations. Senior management at Wellington may reward individuals as it deems appropriate based on other factors. Each Partner is eligible to participate in a Partner-funded tax qualified retirement plan, the contributions to which are made pursuant to an actuarial formula. Messrs. Marvan, Goodman, Burn, and Fitzgerald are Partners.
Ownership of Fund Shares. As of February 28, 2026, Wellington’s portfolio managers did not beneficially own any shares of the Destinations Core Fixed Income Fund.

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Other Accounts. As of February 28, 2026, in addition to the Destinations Core Fixed Income Fund, Wellington’s portfolio managers were responsible for the day-to-day management of certain other accounts, as follows:

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets in millions	Number of Accounts	Total Assets in millions	Number of Accounts	Total Assets in millions
Campe Goodman, CFA	15	$17,680.95	11	$7,062.38	37	$19,554.73
	0	$0	1*	$1,487.97	1*	$437.70
Robert Burn, CFA	15	$17,563.86	7	$406.73	34	$19,207.67
	0	$0	1*	$76.33	1*	$437.70
Connor Fitzgerald, CFA	13	$15,339.28	19	$23,389.84	93	$43,138.35
	0	$0	3*	$3,000.85	6*	$1,105.90

*	These accounts, which are a subset of the accounts in the preceding row, are subject to a performance-based advisory fee.
Conflicts of Interest. Individual investment professionals at Wellington manage multiple accounts for multiple clients. These accounts may include mutual funds, separate accounts (assets managed on behalf of institutions, such as pension funds, insurance companies, foundations, or separately managed account programs sponsored by financial intermediaries), bank common trust accounts, and hedge funds. The Destinations Core Fixed Income Fund’s portfolio managers listed above who are primarily responsible for the day-to-day management of the Destinations Core Fixed Income Fund (“Portfolio Managers”) generally manages accounts in several different investment styles. These accounts may have investment objectives, strategies, time horizons, tax considerations and risk profiles that differ from those of the Destinations Core Fixed Income Fund. The Portfolio Managers make investment decisions for each account, including the Destinations Core Fixed Income Fund, based on the investment objectives, policies, practices, benchmarks, cash flows, tax and other relevant investment considerations applicable to that account. Consequently, the Portfolio Managers may purchase or sell securities, including IPOs, for one account and not another account, and the performance of securities purchased for one account may vary from the performance of securities purchased for other accounts. Alternatively, these accounts may be managed in a similar fashion to the Destinations Core Fixed Income Fund and thus the accounts may have similar, and in some cases nearly identical, objectives, strategies and/or holdings to those of the Destinations Core Fixed Income Fund.
The Portfolio Managers or other investment professionals at Wellington may place transactions on behalf of other accounts that are directly or indirectly contrary to investment decisions made on behalf of the Destinations Core Fixed Income Fund, or make investment decisions that are similar to those made for the Destinations Core Fixed Income Fund, both of which have the potential to adversely impact the Destinations Core Fixed Income Fund depending on market conditions. For example, an investment professional may purchase a security in one account while appropriately selling that same security in another account. Similarly, the Portfolio Managers may purchase the same security for the Destinations Core Fixed Income Fund and one or more other accounts at or about the same time. In those instances, the other accounts will have access to their respective holdings prior to the public disclosure of the Destinations Core Fixed Income Fund’s holdings. In addition, some of these accounts have fee structures, including performance fees, which are or have the potential to be higher, in some cases significantly higher, than the fees Wellington receives for managing the Destinations Core Fixed Income Fund. Messrs. Burn, Goodman, Marvan, and Fitzgerald also manage accounts which pay performance allocations to Wellington or its affiliates. Because incentive payments paid by Wellington to the Portfolio Managers are tied to revenues earned by Wellington and, where noted, to the performance achieved by the managers in each account, the incentives associated with any given account may be significantly higher or lower than those associated with other accounts managed by the given Portfolio Managers. Finally, the Portfolio Managers may hold shares or investments in the other pooled investment vehicles and/or other accounts identified above.
Wellington’s goal is to meet its fiduciary obligation to treat all clients fairly and provide high quality investment services to all of its clients. Wellington has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, which it believes address the conflicts associated with managing multiple accounts for multiple clients. In addition, Wellington monitors a variety of areas, including compliance with primary account guidelines, the allocation of IPOs, and compliance with the firm’s Code of Ethics, and places additional investment restrictions on investment professionals who manage hedge funds and certain other accounts. Furthermore, senior investment and business personnel at Wellington periodically review the performance of

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Wellington’s investment professionals. Although Wellington does not track the time an investment professional spends on a single account, Wellington does periodically assess whether an investment professional has adequate time and resources to effectively manage the investment professional’s various client mandates.
William Blair Investment Management, LLC
William Blair Investment Management, LLC (“William Blair”) is located at 150 North Riverside Plaza, Chicago, Illinois 60606, and serves as a Sub-adviser to a portion of the assets of the Destinations Large Cap Equity Fund. William Blair is a global investment firm that was established in 2014 and is registered as an investment adviser with the SEC. William Blair is affiliated with William Blair & Company, L.L.C. (“William Blair & Company”). William Blair and William Blair & Company are wholly owned subsidiaries of WBC Holdings, L.P., which is wholly owned by current William Blair and William Blair & Company employees. As of March 31, 2026, William Blair had approximately $65 billion in assets under management.
Compensation. The Adviser pays William Blair a fee based on the assets under management of the Destinations Large Cap Equity Fund as set forth in an investment sub-advisory agreement between William Blair and the Adviser. William Blair pays its investment professionals out of its total revenues, including the sub-advisory fees earned with respect to the Destinations Large Cap Equity Fund. The following information relates to the period ended February 28, 2026.
The compensation of William Blair’s portfolio managers is based on the firm’s mission: “Empower Colleagues, Deliver Client Success and Engage in our Communities.” Messrs. Golan and Ricci are Partners of William Blair and Mr. Sharma is an Associate of William Blair. As of February 28, 2026, compensation for Partners of William Blair consists of a fixed base salary, a share of the firm’s profits and, in most instances, a discretionary bonus, and compensation for Associates of William Blair consists of a fixed base salary and a discretionary bonus. The discretionary bonus as well as any potential changes to the Partners’ ownership stakes are determined by the head of William Blair’s Investment Management Department and William Blair’s Executive Committee, and are based on both quantitative and qualitative factors, rather than a formula. The discretionary bonus rewards the specific accomplishments in the prior year, including short-term and long-term investment performance, quality of research ideas, and other contributions to William Blair and its clients. Changes in ownership stake are based on an individual’s sustained, multi-year contribution to long-term investment performance, and to William Blair’s revenue, profitability, intellectual capital and brand reputation. The compensation process is a subjective one that takes into account the factors described above. Portfolio managers do not receive any direct compensation based upon the performance of any individual client account. In addition, there is no formula for evaluating the factors.
Ownership of Fund Shares. As of February 28, 2026, William Blair’s portfolio managers did not beneficially own any shares of the Destinations Large Cap Equity Fund.
Other Accounts. As of February 28, 2026, in addition to the Destinations Large Cap Equity Fund, William Blair’s portfolio managers were responsible for the day-to-day management of certain other accounts, as follows:

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)
Jim Golan, CFA	3	$3,028	6	$5,078	42	$4,064
David Ricci, CFA	3	$3,028	6	$5,078	42	$4,064

None of these accounts are subject to a performance-based advisory fee.
Conflicts of Interest. Since William Blair’s portfolio managers manage other accounts in addition to the Destinations Large Cap Equity Fund, conflicts of interest may arise in connection with the portfolio managers’ management of the Destinations Large Cap Equity Fund’s investments on the one hand and the investments of such other accounts on the other hand. The conflicts of interest that arise in managing multiple accounts include, for example, conflicts due to investment strategies, objectives, restrictions, time horizon and fees. William Blair has adopted policies and procedures designed to address such conflicts, including, among others, policies and procedures relating to allocation of investment opportunities, soft dollars and aggregation of trades. William Blair

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seeks to conduct itself in a manner it considers to be the most fair and consistent with its fiduciary obligations to clients, including the Destinations Large Cap Equity Fund, and make investment decisions based on an account’s investment objectives, restrictions, permitted investment techniques, available cash and other relevant considerations.
PURCHASE OF SHARES
Class I Shares and Class Z Shares of the Funds are primarily available to participants in the Adviser’s Investment Advisory Program, or through certain third-party advisory programs, and are generally designed to relieve investors of the burden of devising an asset allocation strategy to meet their individual needs as well as selecting individual investments within each asset category among the myriad choices available. The Investment Advisory Program generally provides investment advice in connection with investments among the Funds by identifying the investor’s risk tolerances and investment objectives through evaluation of an investment questionnaire; identifying and recommending in writing an appropriate allocation of assets among the Funds that conform to those tolerances and objectives in a written recommendation; and providing, on a periodic basis, a written monitoring report to the investor containing an analysis and evaluation of an investor’s account and recommending any appropriate changes in the allocation of assets among the Funds. Notwithstanding the Funds having been designed for asset allocation-based advisory programs, the Funds are also available individually through the Orion platform or certain other investment platforms. Subject to the structure of their overall investment portfolio, investors who invest in a single Fund, or who invest in a group of Funds other than through an advisory program, may not obtain the same investment exposure or receive the expense economies that result from investing in the Funds through an investment advisory program.
CONVERSION OF SHARES
Depending on the share class you are invested in and your authorized financial institution’s or intermediary’s polices, you may covert certain classes of shares you own of a Fund for shares of different class of shares of that Fund. You must meet any applicable initial minimum investment requirement and investor eligibility requirements stated in the Prospectus or required by your authorized financial institution or intermediary. The transaction will be based on the respective NAV of each class to be exchanged on the trade date for the conversion.
A conversion between share classes of the same Fund is generally considered to be a nontaxable event. However, you should consult with your authorized financial institution or intermediary and your tax adviser for more information.
REDEMPTION OF SHARES
Detailed information on how to redeem shares of a Fund is included in the Prospectus. The right of redemption of shares of a Fund may be suspended or the date of payment postponed: (i) for any periods during which the New York Stock Exchange, Inc. (“NYSE™”) is closed (other than for customary weekend and holiday closings), (ii) when trading in the markets a Fund normally utilizes is restricted, or an emergency, as defined by the rules and regulations of the SEC, exists making disposal of a Fund’s investments or determination of its NAV not reasonably practicable or (iii) for such other periods as the SEC by order may permit for the protection of a Fund’s shareholders.
REDEMPTIONS IN KIND
If the Trustees determine that it would be detrimental to the best interests of a Fund’s shareholders to make a redemption payment wholly in cash, the Fund may pay, in accordance with rules adopted by the SEC, any portion of a redemption in excess of the lesser of  $250,000 or one percent (1%) of the Fund’s net assets by a distribution in kind of readily marketable portfolio securities in lieu of cash. Redemptions failing to meet this threshold must be made in cash. Shareholders receiving distributions in kind of portfolio securities may incur brokerage commissions when subsequently disposing of those securities.
Optional Liquidity Program. The Funds may participate in one or more optional liquidity programs, which are designed to provide an alternative liquidity source for mutual funds when conducting normal business activities. Pursuant to the programs, a third-party purchases shares of a Fund that settle the next business day and the Fund has the ability to use incoming cash to meet net shareholder redemptions, as necessary. A Fund is not guaranteed to receive cash under the program on any given day. Following purchases of Fund shares, the third-party then generally expects to redeem those shares when the Fund experiences net sales or at other times at the third-party’s discretion.

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While the third-party holds Fund shares, it will have the same rights and privileges with respect to those shares as any other shareholder. The third-party could redeem its entire share position in the Fund and may request that such redemption be met in-kind in accordance with the Fund’s redemption in-kind policies.
For use of a liquidity program, a Fund pays a fee to the third-party each time it purchases shares of such Fund. The costs to a Fund for participating in the liquidity program are expected to be influenced by and comparable to the costs of other sources of liquidity, such as a Fund’s short-term lending arrangements or the costs of selling portfolio securities to meet redemptions. Purchases of a Fund’s shares through the liquidity program are made on an investment-blind basis without regard to such Fund’s objective, policies, or anticipated performance. In accordance with federal securities laws, the third-party is prohibited from acquiring more than 3% of the outstanding voting securities of any Fund. The third-party will purchase shares of the Fund at its NAV and will not be subject to any investment minimum applicable to such shares.
CLASSES OF SHARES
The Trust offers more than one class of shares. The Trust has adopted a multiple class plan pursuant to Rule 18f-3 under the 1940 Act, detailing the attributes of each class of the Funds, and has reserved the right to create and issue additional series or classes. Currently, the Funds have two classes of shares: Class I Shares and Class Z Shares. Each class of shares has equal rights to voting, redemption, dividends and liquidation, except that each class bears different class expenses and each has exclusive voting rights with respect to matters that relate solely to that class or for which the interests of one class differ from the interests of another class.
NET ASSET VALUE
The Fund’s NAV per share is calculated by the Fund’s administrator, Brown Brothers Harriman & Co., on each day, Monday through Friday, except days on which the NYSE is closed. The NYSE is currently scheduled to be closed on New Year’s Day, Martin Luther King Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day, and on the preceding Friday when one of those holidays falls on a Saturday or on the subsequent Monday when one of those holidays falls on a Sunday. On those days, securities held by a Fund may nevertheless be actively traded and the value of that Fund’s shares could be significantly affected.
NAV per share is determined as of the close of regular trading on the NYSE and is computed by dividing the value of a Fund’s net assets by the total number of its shares outstanding. A security that is primarily traded on a domestic or foreign stock exchange is valued at the last sale price on that exchange as reported to a Fund or, if no sales occurred during the day, these investments are quoted at the most recent quoted bid prices. Securities that are primarily traded on foreign exchanges are generally valued for purposes of calculating a Fund’s NAV at the preceding closing values of the securities on their respective exchanges, except that, when an occurrence subsequent to the time a value was so established is likely to have changed that value, the securities will be fair valued pursuant to procedures adopted by the Board. Fund securities listed on the NASDAQ National Market System for which market quotations are available are valued at the official closing price. A security that is listed or traded on more than one exchange is valued for purposes of calculating a Fund’s NAV at the quotation on the exchange determined to be the primary market for the security. Options are valued at the last sale price in the market where such contracts are principally traded, and futures are valued at the settlement price established each day by the board or exchange on which they are traded. Securities traded in the over-the-counter (“OTC”) market are valued at the last sale price or, if no sales occurred during the day, these investments are valued at the most recent quoted bid price. Debt securities of U.S. issuers (other than U.S. government securities and short-term investments) are valued by independent pricing services. When, in the judgment of the pricing services, quoted bid prices are available and are representative of the bid side of the market, these investments are valued at the mean between the quoted bid and ask prices. Investments for which no readily obtainable market quotations are available, in the judgment of the pricing service, are carried at market value as determined by using various pricing matrices. For futures contracts, on days when there is excessive volume or market volatility, the settlement price may not be available at the time at which a Fund calculates its NAV. On such days, the best available price (which is typically the last sales price) may be used to value a Fund’s futures position. A Fund that uses the best available price when the settlement price is not available will not consider any difference between the eventual settlement price and the best available price used to be a basis for determining that an incorrect NAV calculation has occurred.

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Swaps are valued using quotes from approved broker-dealers. Other securities, options and other assets (including swaps and structured notes agreements) for which market quotations are not readily available are valued at fair value as determined pursuant to procedures adopted by the Trustees.
Foreign currency contracts will be valued using the interpolated forward exchange rates. All assets and liabilities initially expressed in foreign currency values will be converted into U.S. dollar values using the current exchange rate as provided by an appropriate pricing service. If the bid and offered quotations are not available, the rate of exchange will be determined in good faith pursuant to procedures adopted by the Board of Trustees. In carrying out the Trust’s valuation policies, the Adviser, in its capacity as the Valuation Designee, may consult with others, including an independent pricing service retained by the Trust.
The valuation of a security held by a Fund in U.S. dollar-denominated securities with less than 60 days to maturity is based upon their amortized cost, which does not take into account unrealized capital gains or losses. Amortized cost valuation involves initially valuing an instrument at its cost and, thereafter, assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Fund would receive if it sold the instrument.
TAXES
The following is a summary of certain material U.S. federal income tax considerations affecting the Funds and their shareholders. This summary does not address all of the potential U.S. federal income tax consequences that may be applicable to a Fund or to all categories of investors, some of which may be subject to special tax rules. Each prospective shareholder is urged to consult their own tax adviser with respect to the specific U.S. federal, state, local and foreign tax consequences of investing in a Fund. The summary is based on the IRC and the laws in effect on the date of this SAI and existing judicial and administrative interpretations thereof, all of which are subject to change, possibly with retroactive effect.
The Funds and Their Investments
Each Fund intends to qualify in each year as a separate RIC under Subchapter M of the IRC. To so qualify, a Fund must, among other things: (a) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to certain securities loans and gains from the sale or other disposition of stock, securities or foreign currencies, other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies, and net income derived from interests in “qualified publicly traded partnerships” (i.e., partnerships that are traded on an established securities market or tradable on a secondary market, other than partnerships that derive 90% of their income from interest, dividends, capital gains, and other traditional permitted mutual fund income) (the “Qualifying Income Test”); and (b) diversify its holdings so that, at the end of each quarter of the Fund’s taxable year, (i) at least 50% of the market value of the Fund’s total assets is represented by cash, securities of other RICs, U.S. government securities and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the Fund’s total assets and not greater than 10% of the outstanding voting securities of such issuer and (ii) not more than 25% of the value of its assets is invested, including through corporations in which the Fund owns a 20% or more voting stock interest, in the securities (other than U.S. government securities or securities of other RICs) of any one issuer, in the securities (other than the securities of other RICs) of any two or more issuers in which Fund maintains 20% or more of the voting power and which are determined to be engaged in the same or similar trades or businesses, or related trades or businesses or in the securities of one or more qualified publicly traded partnerships (the “Asset Test”).
A Fund’s investments in partnerships, including in qualified publicly traded partnerships, may result in that Fund being subject to state, local or foreign income, franchise or withholding tax liabilities.
As a RIC, a Fund will not be subject to U.S. federal income tax on the portion of its net investment income and capital gains that it distributes to its shareholders in a timely manner, provided that it satisfies a minimum distribution requirement. To satisfy the minimum distribution requirement, a Fund must distribute to its shareholders at least the sum of  (i) 90% of its “investment company taxable income” (i.e., income, including dividends and taxable interest, other than its net realized long-term capital gain over its net realized short-term capital loss), plus or minus certain adjustments, and (ii) 90% of its net tax-exempt income for the taxable year. A Fund will be subject to income tax at the 21% corporate rate on any taxable income or gains that it does not distribute to its shareholders.

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Notwithstanding the distribution requirement described above, the IRC imposes a 4% nondeductible excise tax on a Fund to the extent it does not distribute by the end of any calendar year at least the sum of  (i) 98% of its ordinary income for that year and (ii) 98.2% of its capital gain net income (both long-term and short-term) for the one-year period ending, as a general rule, on October 31 of that year. For this purpose, however, any ordinary income or capital gain net income retained by a Fund that is subject to corporate income tax will be considered to have been distributed by year-end. In addition, the minimum amounts that must be distributed in any year to avoid the excise tax will be increased or decreased to reflect any under distribution or over distribution, as the case may be, from the previous year. Each Fund anticipates that it will pay such dividends and intends to make such distributions as are necessary in order to avoid the application of this excise tax, although it can make no assurances that it will entirely eliminate any such tax liability. For example, a Fund may receive delayed or corrected tax reporting statements from its investments that cause such Fund to accrue additional income and gains after such Fund has already made its excise tax distributions for the year. In such a situation, a Fund may incur an excise tax liability resulting from such delayed receipt of such tax information statements.
If, in any taxable year, a Fund fails to qualify as a RIC under the IRC or fails to meet the distribution requirement, such Fund may be eligible for relief provisions if the failures are due to reasonable cause and not willful neglect and if a penalty tax is paid with respect to each failure to satisfy the applicable requirements. Additionally, relief is provided for certain de minimis failures of the Asset Test where the Fund corrects the failure within a specified period. If a Fund fails to maintain qualification as a RIC for a tax year, and the relief provisions are not available, such Fund will be taxed in the same manner as an ordinary corporation and distributions to its shareholders will not be deductible by the Fund in computing its taxable income. In addition, in the event of a failure to qualify, a Fund’s distributions, to the extent derived from its current or accumulated earnings and profits, will constitute dividends that are taxable to shareholders as dividend income, even though those distributions might otherwise (at least in part) have been treated in the shareholders’ hands as a long-term capital gain or as tax-exempt interest. However, such dividends may be eligible (i) to be treated as qualified dividend income in the case of shareholders taxed as individuals and (ii) for the dividends-received deduction in the case of corporate shareholders. Moreover, if a Fund fails to qualify as a RIC in any year, it must pay out its earnings and profits accumulated in that year in order to qualify again as a RIC. If a Fund fails to qualify as a RIC for a period greater than two taxable years, the Fund may be required to recognize any net built-in gains with respect to certain of its assets (i.e., the excess of the aggregate gains, including items of income, over aggregate losses that would have been realized with respect to such assets if the portfolio had been liquidated) in order to qualify as a RIC in a subsequent year. The Board reserves the right not to maintain the qualification of a Fund as a RIC if it determines such course of action to be beneficial to shareholders.
A Fund may elect to treat part or all of any “qualified late year loss” as if it had been incurred in the succeeding taxable year in determining the Fund’s taxable income, net capital gain, net short-term capital gain, and earnings and profits. The effect of this election is to treat any such “qualified late year loss” as if it had been incurred in the succeeding taxable year in characterizing Fund distributions for any calendar year. A “qualified late year loss” generally includes net capital loss, net long-term capital loss, or net short-term capital loss incurred after October 31 of the current taxable year (commonly referred to as “post-October losses”) and certain other late-year losses.
The treatment of capital loss carryovers for the Funds is similar to the rules that apply to capital loss carryovers of individuals, which provide that such losses are carried over indefinitely. If a Fund has a “net capital loss” (that is, capital losses in excess of capital gains) the excess of the Fund’s net short-term capital losses over its net long-term capital gains is treated as a short-term capital loss arising on the first day of the Fund’s next taxable year, and the excess (if any) of the Fund’s net long-term capital losses over its net short-term capital gains is treated as a long-term capital loss arising on the first day of the Fund’s next taxable year. The carryover of capital losses may be limited under the general loss limitation rules if a Fund experiences an ownership change as defined in the IRC.
As a general rule, a Fund’s gain or loss on a sale or exchange of an investment will be a long-term capital gain or loss if the Fund has held the investment for more than one year and will be a short-term capital gain or loss if it has held the investment for one year or less. Gains or losses on the sale of debt securities denominated in a foreign currency may be re-characterized as ordinary income or losses, as described below.
In general, gain or loss on a short sale is recognized when a Fund closes the sale by delivering the borrowed property to the lender, not when the borrowed property is sold. Gain or loss from a short sale is generally considered as capital gain or loss to the extent that the property used to close the short sale constitutes a capital asset in a Fund’s hands. Except with respect to certain situations where the property used by a Fund to close a short sale has a long-

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term holding period on the date of the short sale, special rules would generally treat the gains on short sales as short-term capital gains. These rules may also terminate the running of the holding period of  “substantially identical property” held by a Fund. Moreover, a loss on a short sale will be treated as a long-term capital loss if, on the date of the short sale, “substantially identical property” has been held by a Fund for more than one year. In general, a Fund will not be permitted to deduct payments made to reimburse the lender of securities for dividends paid on borrowed stock if the short sale is closed on or before the 45th day after the short sale is entered into.
Complex Securities. A Fund’s transactions in complex securities, including zero coupon securities, foreign currencies, forward contracts, options and futures contracts (including options and futures contracts on foreign currencies), other derivatives and securities lending, will be subject to special provisions of the IRC (including provisions relating to “hedging transactions” and “straddles”) that, among other things, may affect a Fund’s ability to qualify as a RIC, affect the character of gains and losses realized by that Fund (i.e., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the Fund and defer Fund losses. These rules could therefore affect the character, amount and timing of distributions to shareholders and may require a Fund to sell securities to mitigate the effect of these rules and prevent disqualification of the Fund as a RIC at a time when an adviser might not otherwise have chosen to do so. These provisions also (i) will require a Fund to mark-to-market certain types of the positions in its portfolio (i.e., treat them as if they were closed out at the end of each year), and (ii) may cause the Fund to recognize income without receiving cash with which to pay dividends or make distributions in amounts necessary to satisfy the distribution requirements for avoiding income and excise taxes.
Certain derivative investments used by the Funds, such as exchange-traded products and over-the-counter derivatives may not produce qualifying income for purposes of the “Qualifying Income Test” described above, which must be met in order for a Fund to maintain its status as a RIC under the IRC. In addition, the determination of the value and the identity of the issuer of such derivative investments are often unclear for purposes of the “Asset Test” described above. The Funds intend to carefully monitor such investments to ensure that any non-qualifying income does not exceed permissible limits and to ensure that they are adequately diversified under the Asset Test. The Funds, however, may not be able to accurately predict the non-qualifying income from these investments and there are no assurances that the IRS will agree with the Funds’ determination of the “Asset Test” with respect to such derivatives.
The Funds will monitor their transactions, intend to make the appropriate tax elections, if any, and intend to make the appropriate entries in their books and records when they acquire any zero-coupon security, foreign currency, forward contract, option, futures contract or hedged investment in order to mitigate the effect of these rules and seek to prevent disqualification of any Fund as a RIC.
With respect to investments in STRIPS, CUBES and other zero-coupon securities which are sold at original issue discount and thus do not make periodic cash interest payments, a Fund will be required to include as part of its current income the imputed interest on such obligations even though the Fund has not received any interest payments on such obligations during that period.
Any market discount recognized by a Fund on a bond is taxable as ordinary income. A market discount bond is a bond acquired in the secondary market at a price below redemption value or adjusted issue price if issued with original issue discount. Absent an election by a Fund to include the market discount in income as it accrues, gain on the Fund’s disposition of such an obligation will be treated as ordinary income rather than capital gain to the extent of the accrued market discount.
Certain futures and options contracts subject to section 1256 of the IRC (“Section 1256 Contracts”) held by a Fund at the end of its taxable year are required to be marked to their market value, and any unrealized gain or loss on those positions will be included in the Fund’s income as if each position had been sold for its fair market value at the end of the taxable year. The resulting gain or loss will be combined with any gain or loss realized by the Fund from positions in Section 1256 Contracts closed during the taxable year. Provided such positions were held as capital assets and were not part of a “hedging transaction” nor part of a “straddle,” 60% of the resulting net gain or loss will be treated as long-term capital gain or loss, and 40% of such net gain or loss will be treated as short-term capital gain or loss, regardless of the period of time the positions were actually held by the Fund.
As a result of entering into swap contracts, a Fund may make or receive periodic net payments. A Fund may also make or receive a payment when a swap is terminated prior to maturity through an assignment of the swap or other closing transaction. Periodic net payments will generally constitute ordinary income or deductions, while termination of a swap will generally result in capital gain or loss (which will be a long-term capital gain or loss if a

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Fund has been a party to the swap for more than one year). With respect to certain types of swaps, the Fund may be required to currently recognize income or loss with respect to future payments on such swaps or may elect under certain circumstances to mark such swaps to market annually for tax purposes as ordinary income or loss. The tax treatment of many types of credit default swaps is uncertain.
A Fund may be required to treat amounts as taxable income or gain, subject to the distribution requirements referred to above, even though no corresponding amounts of cash are received concurrently, as a result of  (1) marking to market (e.g., with respect to Section 1256 Contracts), constructive sales or rules applicable to “passive foreign investment companies” (“PFICs”) or partnerships or trusts in which the Fund invests or to certain options, futures or forward contracts, or “appreciated financial positions,” (2) the inability to obtain cash distributions or other amounts due to currency controls or restrictions on repatriation imposed by a foreign country with respect to a Fund’s investments (including through depositary receipts) in issuers in such country or (3) tax rules applicable to debt obligations acquired with “original issue discount,” including zero-coupon or deferred payment bonds and pay-in-kind debt obligations, or to market discount if an election is made with respect to such market discount. A Fund may therefore be required to obtain cash to be used to satisfy these distribution requirements by selling securities at times that it might not otherwise be desirable to do so or borrowing the necessary cash, thereby incurring interest expenses.
A Fund may invest in U.S. REITs. Investments in REIT equity securities may require a Fund to accrue and distribute income not yet received. To generate sufficient cash to make the requisite distributions, a Fund may be required to sell securities in its portfolio (including when it is not advantageous to do so) that it otherwise would have continued to hold. A Fund’s investments in REIT equity securities may at other times result in a Fund’s receipt of cash in excess of the REIT’s earnings; if a Fund distributes these amounts, these distributions could constitute a return of capital to such Fund’s shareholders for federal income tax purposes. Dividends paid by a REIT, other than capital gain distributions, will be taxable as ordinary income up to the amount of the REIT’s current and accumulated earnings and profits. Capital gain dividends paid by a REIT to a Fund will be treated as long-term capital gains by the Fund and, in turn, may be distributed by the Fund to its shareholders as capital gain distributions.
Dividends received by a Fund from a REIT generally will not constitute qualified dividend income and will not qualify for the dividends-received deduction. If a REIT is operated in a manner such that it fails to qualify as a REIT, an investment in the REIT would become subject to double taxation, meaning the taxable income of the REIT would be subject to federal income tax at the 21% corporate rate without any deduction for dividends paid to shareholders and the dividends would be taxable to shareholders as ordinary income (or possibly as qualified dividend income) to the extent of the REIT’s current and accumulated earnings and profits.
“Qualified REIT dividends” (i.e., ordinary REIT dividends other than capital gain dividends and portions of REIT dividends designated as qualified dividend income eligible for capital gain tax rates) are eligible for a 20% deduction by non-corporate taxpayers. This deduction, if allowed in full, equates to a maximum effective tax rate of 29.6% (37% top rate applied to income after 20% deduction). Distributions by a Fund to its shareholders that are attributable to qualified REIT dividends received by such Fund and which the Fund properly reports as “section 199A dividends,” are treated as “qualified REIT dividends” in the hands of non-corporate shareholders. A section 199A dividend is treated as a qualified REIT dividend only if the shareholder receiving such dividend holds the dividend-paying RIC shares for at least 46 days of the 91-day period beginning 45 days before the shares become ex-dividend, and is not under an obligation to make related payments with respect to a position in substantially similar or related property. A Fund is permitted to report such part of its dividends as section 199A dividends as are eligible but is not required to do so.
REITs in which a Fund invests often do not provide complete and final tax information to the Funds until after the time that the Funds issue a tax reporting statement. As a result, a Fund may at times find it necessary to reclassify the amount and character of its distributions to you after it issues your tax reporting statement. When such reclassification is necessary, a Fund (or its administrative agent) will send you a corrected, final Form 1099-DIV to reflect the reclassified information. If you receive a corrected Form 1099-DIV, use the information on this corrected form, and not the information on the previously issued tax reporting statement, in completing your tax returns.
The Destinations Real Assets Fund may invest in certain MLPs which may be treated as “qualified publicly traded partnerships.” Income from qualified publicly traded partnerships is qualifying income for purposes of the Qualifying Income Test, but the Fund’s investment in one or more of such “qualified publicly traded partnerships” is

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limited under the Asset Test to no more than 25% of the value of the Fund’s assets. The Destinations Real Assets Fund will monitor its investments in such qualified publicly traded partnerships in order to ensure compliance with the Qualifying Income and Asset Tests. MLPs and other partnerships that the Destinations Real Assets Fund may invest in will deliver Schedule K-1s to the Destinations Real Assets Fund to report their share of income, gains, losses, deductions and credits of the MLP or other partnership. These Schedule K-1s may be delayed and may not be received until after the time that the Destinations Real Assets Fund issues its tax reporting statements. As a result, the Destinations Real Assets Fund may at times find it necessary to reclassify the amount and character of its distributions to you after it issues you your tax reporting statement.
“Qualified publicly traded partnership income” within the meaning of Section 199A(e)(5) of the IRC is eligible for a 20% deduction by non-corporate taxpayers. Qualified publicly traded partnership income is generally income of a “publicly traded partnership” that is not treated as a corporation for U.S. federal income tax purposes that is effectively connected with such entity’s trade or business, but does not include certain investment income. A “publicly traded partnership” for purposes of this deduction is not necessarily the same as a “qualified publicly traded partnership” as defined for the purpose of the immediately preceding paragraphs. This deduction, if allowed in full, equates to a maximum effective tax rate of 29.6% (37% top rate applied to income after 20% deduction). The IRC does not contain a provision permitting RICs, such as the Destinations Real Assets Fund, to pass the special character of this income through to their shareholders. Direct investors in entities that generate “qualified publicly traded partnership income” will enjoy the lower rate, but investors in RICs that invest in such entities will not.
Certain of the Destinations Real Assets Fund’s commodity-related investments, when made directly, may not produce qualifying income to the Destinations Real Assets Fund. To the extent the Destinations Real Assets Fund invests in such investments directly, the Destinations Real Assets Fund intends to seek to restrict its income from such instruments that do not generate qualifying income to a maximum of 10% of its gross income (when combined with its other investments that produce non-qualifying income).
Foreign Investments. Dividends or other income (including, in some cases, capital gains) received by a Fund from investments in foreign securities may be subject to withholding and other taxes imposed by foreign countries. Foreign taxes paid by a Fund will reduce the return from the Fund’s investments. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes in some cases. If, as of the end of a Fund’s taxable year, more than 50% of the Fund’s assets consist of foreign securities, that Fund may elect to permit shareholders to claim a credit or deduction on their income tax returns for their pro rata portions of qualified taxes paid by that Fund during that taxable year to foreign countries in respect of foreign securities that the Fund has held for at least the minimum period specified in the IRC. In such a case, shareholders will include in gross income from foreign sources their pro rata shares of such taxes and must treat the amount so included as if the shareholder had paid the foreign tax directly. The shareholder may then either deduct the taxes deemed paid by the shareholders in computing the shareholders taxable income or, alternatively, use the foregoing information in calculating any foreign tax credit they may be entitled to use against the shareholders’ federal income tax. If a Fund makes the election, such Fund (or its administrative agent) will report annually to their shareholders the respective amounts per share of the Fund’s income from sources within, and taxes paid to, foreign countries and U.S. possessions. Shareholders of Funds that do not hold sufficient foreign securities to meet the above 50% threshold will not be entitled to claim a credit or further deduction with respect to foreign taxes paid by those Funds.
A shareholder’s ability to claim a foreign tax credit or deduction in respect of foreign taxes paid by a Fund may be subject to certain limitations imposed by the IRC, which may result in the shareholder not getting a full credit or deduction for the amount of such taxes. In particular, shareholders must hold their Fund shares (without protection from risk of loss) on the ex-dividend date and for at least 15 additional days during the 30-day period surrounding the ex-dividend date to be eligible to claim a foreign tax credit with respect to a given dividend. Shareholders who do not itemize on their federal income tax returns may claim a credit, but not a deduction, for such foreign taxes. Even if a Fund were eligible to make such an election for a given year, it may determine not to do so. Shareholders that are not subject to U.S. federal income tax, and those who invest in a Fund through tax-advantaged accounts (including those who invest through individual retirement accounts or other tax-advantaged retirement plans), generally will receive no benefit from any tax credit or deduction passed through by the Fund.
Foreign tax credits, if any, received by a Fund as a result of an investment in another RIC (including an ETF which is taxable as a RIC) will not be passed through to you unless the Fund qualifies as a “qualified fund-of-funds” under

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the IRC. If a Fund is a “qualified fund-of-funds” it will be eligible to file an election with the IRS that will enable the Fund to pass along these foreign tax credits to its shareholders. A Fund will be treated as a “qualified fund-of-funds” under the IRC if at least 50% of the value of the Fund’s total assets (at the close of each quarter of the Fund’s taxable year) is represented by interests in other RICs.
If a Fund purchases shares in a PFIC, it may be subject to U.S. federal income tax on a portion of any “excess distribution” or gain from the disposition of such shares even if such income is distributed as a taxable dividend by the Fund to its shareholders. Additional charges in the nature of interest may be imposed on the Fund in respect of deferred taxes arising from such distributions or gains.
If a Fund were to invest in a PFIC and elect to treat the PFIC as a “qualified electing fund” (“QEF”) under the IRC, in lieu of the foregoing requirements, the Fund might be required to include in income each year a portion of the ordinary earnings and net capital gains of the qualified electing fund, even if not distributed to the Fund, and such amounts would be subject to the 90% and excise tax distribution requirements described above. In order to make this election, the Fund would be required to obtain certain annual information from the PFICs in which it invests, which may be difficult or impossible to obtain. Amounts included in income each year by a Fund arising from a QEF election will be qualifying income under the Qualifying Income Test (as described above) even if not distributed to the Fund, if the Fund derives such income from its business of investing in stock, securities, or currencies.
Alternatively, a Fund may make a mark-to-market election that will result in the Fund being treated as if it had sold and repurchased all of the PFIC stock at the end of each year. In such case, the Fund would report any such gains as ordinary income and would deduct any such losses as ordinary losses to the extent of previously recognized gains. The election must be made separately for each PFIC owned by the Fund and, once made, would be effective for all subsequent taxable years of the Fund, unless revoked with the consent of the IRS. By making the election, a Fund could potentially ameliorate the adverse tax consequences with respect to its ownership of shares in a PFIC, but in any particular year may be required to recognize income in excess of the distributions it receives from PFICs and its proceeds from dispositions of PFIC stock. The Fund may have to distribute this “phantom” income and gain to satisfy the 90% distribution requirement and to avoid imposition of the 4% excise tax. In order to distribute this income and avoid a tax at the fund level, a Fund might be required to liquidate portfolio securities that it might otherwise have continued to hold, potentially resulting in additional taxable gain or loss.
Dividends paid by PFICs are not eligible to be treated as qualified dividend income. If a Fund indirectly invests in PFICs by virtue of the Fund’s investment in other funds, it may not make such PFIC elections; rather, the underlying funds directly investing in the PFICs would decide whether to make such elections. Because it is not always possible to identify a foreign corporation as a PFIC, a Fund may incur the tax and interest charges described above in some instances.
Each Fund intends to make the appropriate tax elections, if possible, and take any additional steps that are necessary to mitigate the effect of these rules; however, there can be no assurances that a Fund will make such elections. Amounts included in income each year by a Fund arising from a QEF election will be “qualifying income” under the Qualifying Income Test (as described above) even if not distributed to such Fund, if such Fund derives such income from its business of investing in stock, securities or currencies.
Under Section 988 of the IRC, gains or losses attributable to fluctuations in exchange rates between the time a Fund accrues income or receivables or expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such income or pays such liabilities are generally treated as ordinary income or ordinary loss. Similarly, gains or losses on foreign currency, foreign currency forward contracts, certain foreign currency options or futures contracts and the disposition of debt securities denominated in foreign currency, to the extent attributable to fluctuations in exchange rates between the acquisition and disposition dates, are also treated as ordinary income or loss unless a Fund were to elect otherwise. Any such net gains could require a larger dividend toward the end of the calendar year. Any such net losses will generally reduce and potentially require the recharacterization of prior ordinary income distributions. Such ordinary income treatment may accelerate Fund distributions to shareholders and increase the portion of distributions taxed to shareholders as ordinary income. Any net ordinary losses so created cannot be carried forward by a Fund to offset income or gains earned in subsequent taxable years.
In addition to the above, a Fund’s transactions in foreign currencies and forward foreign currency contracts will generally be subject to special provisions of the IRC that may accelerate recognition of income to the Fund and defer losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. These provisions also may require a Fund to mark-to-market certain types of positions in its portfolio (i.e., treat them as if

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they were closed out), which may cause the Fund to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the distribution requirements and for avoiding the excise tax described above. The Funds intend to monitor their transactions, intend to make the appropriate tax elections, and intend to make the appropriate entries in their books and records when they acquire any foreign currency or forward foreign currency contract in order to mitigate the effect of these rules so as to prevent disqualification of a Fund as a RIC and minimize the imposition of income and excise taxes.
The U.S. Treasury Department has authority to issue regulations that would exclude foreign currency gains from the Qualifying Income Test described above if such gains are not directly related to a Fund’s business of investing in stock or securities (or options and futures with respect to stock or securities). Accordingly, regulations may be issued in the future that could treat some or all of a Fund’s non-U.S. currency gains as non-qualifying income, thereby potentially jeopardizing the Fund’s status as a RIC for all years to which the regulations are applicable.
Taxation of U.S. Shareholders
Dividends and Distributions. Dividends and other distributions by a Fund are generally treated under the IRC as received by the shareholders at the time the dividend or distribution is made. However, any dividend or distribution declared by a Fund in October, November or December of any calendar year and payable to shareholders of record on a specified date in such a month shall be deemed to have been received by each shareholder on December 31 of such calendar year. Under this rule, therefore, a shareholder may be taxed in one year on dividends or distributions actually received in January of the following calendar year.
Each Fund intends to distribute annually to its shareholders substantially all of its investment company taxable income, and any net realized long-term capital gains in excess of net realized short-term capital losses (including any capital loss carryovers). However, if a Fund retains for investment an amount equal to all or a portion of its net long-term capital gains in excess of its net short-term capital losses (including any capital loss carryovers), it will be subject to federal corporate income tax of 21% and may also be subject to a state tax on the amount retained. In that event, the Fund will report such retained amounts as undistributed capital gains in a notice to its shareholders who (a) will be required to include in income for U.S. federal income tax purposes, as long-term capital gains, their proportionate shares of the undistributed amount, (b) will be entitled to credit their proportionate shares of the 21% tax paid by the Fund on the undistributed amount against their U.S. federal income tax liabilities, if any, and to claim refunds to the extent their credits exceed their liabilities, if any, and (c) will be entitled to increase their tax basis, for U.S. federal income tax purposes, in their shares by an amount equal to 79% of the amount of undistributed capital gains included in the shareholder’s income. Organizations or persons not subject to U.S. federal income tax on such capital gains will be entitled to a refund of their pro rata share of such taxes paid by the Fund upon filing appropriate returns or claims for refund with the IRS.
Distributions of net realized long-term capital gains, if any, that a Fund reports as capital gains dividends are taxable as long-term capital gains, whether paid in cash or in shares and regardless of how long a shareholder has held shares of the Fund. All other dividends paid by a Fund (including dividends from short-term capital gains) from its current and accumulated earnings and profits (“regular dividends”) are generally subject to tax as ordinary income. However, any dividends paid by the Destinations Municipal Fixed Income Fund that are properly reported as exempt-interest dividends will not be subject to regular federal income tax.
Special rules may apply, however, to certain dividends paid to individuals. Such a dividend may be subject to tax at the rates generally applicable to long-term capital gains for individuals (currently set at a maximum rate of 20%), provided that the individual receiving the dividend satisfies certain holding period and other requirements. Dividends subject to these special rules are not actually treated as capital gains, however, and thus are not included in the computation of an individual’s net capital gain and generally cannot be used to offset capital losses. The long-term capital gains rates will apply to (i) 100% of the regular dividends paid by a Fund to an individual in a particular taxable year if 95% or more of the Fund’s gross income (ignoring gains attributable to the sale of stocks and securities except to the extent net short-term capital gain from such sales exceeds net long-term capital loss from such sales) in that taxable year is attributable to qualified dividend income received by the Fund; or (ii) the portion of the regular dividends paid by a Fund to an individual in a particular taxable year that is attributable to qualified dividend income received by the Fund in that taxable year if such qualified dividend income accounts for less than 95% of the Fund’s gross income (ignoring gains attributable to the sale of stocks and securities except to the extent net short-term capital gain from such sales exceeds net long-term capital loss from such sales) for that taxable year. For this purpose, “qualified dividend income” generally means income from dividends received by the Fund from

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U.S. corporations and certain foreign corporations, provided that the Fund and the individual satisfy certain holding period requirements and have not hedged their positions in certain ways. Also, dividends received by a Fund from a REIT or another RIC generally are qualified dividend income only to the extent the dividend distributions are made out of qualified dividend income received by such a REIT or other RIC. Fixed income funds generally do not generate a significant amount of income that is eligible for treatment as qualified dividend income. In addition, certain Funds’ investment strategies may limit their ability to distribute income that is eligible for treatment as qualified dividend income.
Any distribution of income that is attributable to (i) income received by a Fund in lieu of dividends with respect to securities on loan pursuant to a securities lending transaction or (ii) dividend income received by a Fund on securities if temporarily purchased from a counterparty pursuant to a repurchase agreement that is treated for U.S. federal income tax purposes as a loan by the Fund, will not constitute qualified dividend income to individual shareholders and will not be eligible for the dividends-received deduction for corporate shareholders. Similarly, any distribution of income that is attributable to (i) income received by a Fund in lieu of tax-exempt interest with respect to securities on loan or (ii) tax-exempt interest received by the Fund on tax-exempt securities it temporarily purchased from a counterparty pursuant to a repurchase agreement that is treated for U.S. federal income tax purposes as a loan by the Fund, will not constitute an exempt-interest dividend to shareholders. If a shareholder elects to treat Fund dividends as investment income for purposes of the limitation on the deductibility of investment interest, such dividends would not be a qualified dividend income.
You will receive information at or near the end of each calendar year setting forth the amount of dividends paid by us that are eligible for the reduced rates.
A RIC that receives business interest income may pass through its net business interest income for purposes of the tax rules applicable to the interest expense limitations under Section 163(j) of the IRC. A RIC’s total “Section 163(j) Interest Dividend” for a tax year is limited to the excess of the RIC’s business interest income over the sum of its business interest expense and its other deductions properly allocable to its business interest income. A RIC may, in its discretion, designate all or a portion of ordinary dividends as Section 163(j) Interest Dividends, which would allow the recipient shareholder to treat the designated portion of such dividends as interest income for purposes of determining such shareholder’s interest expense deduction limitation under Section 163(j). This can potentially increase the amount of a shareholder’s interest expense deductible under Section 163(j). In general, to be eligible to treat a Section 163(j) Interest Dividend as interest income, you must have held your shares in a Fund for more than 180 days during the 361-day period beginning on the date that is 180 days before the date on which the share becomes ex-dividend with respect to such dividend. Section 163(j) Interest Dividends, if so designated by a Fund, will be reported to your financial intermediary or otherwise in accordance with the requirements specified by the Internal Revenue Service (“IRS”).
Distributions in excess of a Fund’s current and accumulated earnings and profits will, as to each shareholder, be treated as a tax-free return of capital to the extent of a shareholder’s basis in the shares of the Fund, and as a capital gain thereafter (if the shareholder holds shares of the Fund as capital assets). Shareholders receiving dividends or distributions in the form of additional shares should be treated for U.S. federal income tax purposes as receiving a distribution in an amount equal to the amount of money that the shareholders receiving cash dividends and should have a cost basis in the shares received equal to such amount.
Regular dividends paid by a Fund that are attributable to certain dividends received by that Fund from U.S. corporations may qualify for the federal dividends-received deduction for corporations. The portion of the dividends received from a Fund that qualifies for the dividends-received deduction for corporations will be reduced to the extent that a Fund holds dividend-paying stocks for fewer than 46 days (91 days for certain preferred stocks). A Fund’s holding period requirement must be satisfied separately for each dividend during a prescribed period before and after the ex-dividend date and will not include any period during which that Fund has reduced its risk of loss from holding the stock by purchasing an option to sell, granting an option to buy, or entering into a short sale of substantially identical stock or securities, such as securities convertible into the stock. The holding period for stock may also be reduced if a Fund diminishes its risk of loss by holding one or more other positions with respect to substantially similar or related properties. Dividends-received deductions will be allowed only with respect to dividends paid on Fund shares for which a corporate shareholder satisfies the same holding period rules applicable to the Fund, and the deduction is subject to limitations on debt financing at both the Fund and shareholder levels. Such a shareholder should also consult its tax adviser regarding the possibility that its federal tax basis in its Fund shares may be reduced by the receipt of  “extraordinary dividends” from a Fund, and to the extent such basis would

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be reduced below zero, current recognition of income would be required. Fixed income funds generally do not generate a significant amount of income that is eligible for the dividends-received deduction. In addition, certain Funds’ investment strategies may limit their ability to distribute income that is eligible for the dividends-received deduction.
Investors considering buying shares of a Fund on or just prior to the record date for a taxable dividend or capital gain distribution should be aware that, although the price of shares just purchased at that time may reflect the amount of the forthcoming distribution, such dividend or distribution may nevertheless be taxable to them.
Unless a shareholder falls within certain exceptions, the custodian, broker or other administrative agent holding shares in the Fund on a shareholder’s behalf must report to the IRS and furnish to the shareholder the cost basis information for Fund shares. In addition to reporting the gross proceeds from the sale of shares of a Fund, an affected shareholder will receive cost basis information for such shares which will indicate whether these shares had a short-term or long-term holding period. For each sale of shares of a Fund, a shareholder is to elect from among several IRS-accepted cost basis methods, including the average cost basis method. In the absence of an election, the custodian, broker or other administrative agent holding shares in the Fund will use a default cost basis method they have chosen which should have been communicated to such shareholders. The cost basis method elected by a shareholder (or the cost basis method applied by default) for each sale of shares of a Fund may not be changed after the settlement date of each such sale. Shareholders should consult with their tax advisors to determine the best IRS-accepted cost basis method for their tax situation and to obtain more information about cost basis reporting. Shareholders also should carefully review any cost basis information provided to them and make any additional basis, holding period or other adjustments that are required when reporting these amounts on their federal income tax returns.
Tax Considerations Related to the Destinations Municipal Fixed Income Fund. If at least 50% of the value of the Destinations Municipal Fixed Income Fund’s total assets at the close of each quarter of its taxable years consists of debt obligations that generate interest exempt from U.S. Federal income tax, then the Destinations Municipal Fixed Income Fund may qualify to pass through to its shareholders the tax-exempt character of its income from such debt obligations by paying tax-exempt interest dividends. The Destinations Municipal Fixed Income Fund intends to qualify and to provide shareholders with income exempt from U.S. Federal income tax in the form of exempt-interest dividends. “Tax exempt-interest dividends” are dividends (other than capital gain dividends) paid by a RIC that are properly reported as such in a written statement furnished to shareholders.
Exempt-interest dividends generally are excluded from your gross income for federal income tax purposes. Interest on indebtedness incurred by a shareholder to purchase or carry shares of the Destinations Municipal Fixed Income Fund will not be deductible for U.S. federal income tax purposes. In addition, the IRC may require a shareholder that receives exempt-interest dividends to treat as taxable income a portion of certain otherwise non-taxable social security and railroad retirement benefit payments. Furthermore, a portion of any exempt-interest dividend paid by the Destinations Municipal Fixed Income Fund that represents income derived from certain revenue or private activity bonds held by the Destinations Municipal Fixed Income Fund may not retain its tax-exempt status in the hands of a shareholder who is a “substantial user” of a facility financed by such bonds, or a “related person” thereof. Moreover, some or all of the exempt-interest dividends distributed by the Destinations Municipal Fixed Income Fund may be a specific preference item, or a component of an adjustment item, for purposes of the federal individual alternative minimum tax applicable to certain shareholders. Interest paid on a municipal bond issued to advance or refund another municipal bond is subject to federal income tax. In addition, the receipt of dividends and distributions from the Destinations Municipal Fixed Income Fund may affect a foreign corporate shareholder’s federal “branch profits” tax liability and the federal “excess net passive income” tax liability of a shareholder of an S corporation. The IRS may challenge the tax-exempt status of municipal bonds held by municipal bond investments. If the IRS were successful in its challenge, shareholders may be liable for taxes on past and future distributions received with respect to such bonds.
Shareholders should consult their own tax advisors as to whether they are (i) “substantial users” with respect to a facility or “related” to such users within the meaning of the IRC or (ii) subject to a federal alternative minimum tax, the federal “branch profits” tax, or the federal “excess net passive income” tax. Furthermore, although tax-exempt interest dividends are generally exempt from U.S. Federal income tax, there may not be a similar exemption under the laws of a particular state or local taxing jurisdiction. Thus, tax-exempt interest dividends may be subject to state and local taxes.

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Sales Exchanges or Redemptions of Shares. Upon the sale or exchange of his/her shares, a shareholder will realize a taxable gain or loss equal to the difference between the amount realized and the shareholder’s basis in the shares. For tax purposes, an exchange of your Fund Shares for shares of a different fund is the same as a sale. A redemption of shares by a Fund will be treated as a sale for this purpose. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder’s hands, and will be long-term capital gain or loss if the shares are held for more than one year and short-term capital gain or loss if the shares are held for one year or less. Any loss realized on a sale or exchange will be disallowed to the extent the shares disposed of are replaced, including replacement through the reinvesting of dividends and capital gains distributions in the Fund, within a 61-day period beginning 30 days before and ending 30 days after the disposition of the shares. In such a case, the basis of the shares acquired will be increased to reflect the disallowed loss. Any loss realized by a shareholder on the sale of a Fund share held by the shareholder for six months or less will be treated for U.S. federal income tax purposes as a long-term capital loss to the extent of any distributions or deemed distributions of long-term capital gains received by the shareholder with respect to such share. Furthermore, if shares on which a shareholder has received a tax-exempt interest dividend distribution are subsequently sold, exchanged, or redeemed and such shares have been held for six months or less, any loss recognized will be disallowed to the extent of tax-exempt interest dividend distributions. If a shareholder incurs a sales charge in acquiring shares of the Fund, disposes of those shares within 90 days and then acquires shares in a mutual fund for which the otherwise applicable sales charge is reduced by reason of a reinvestment right (e.g., an exchange privilege), the original sales charge will not be taken into account in computing gain/loss on the original shares to the extent the subsequent sales charge is reduced.
Instead, the disregarded portion of the original sales charge will be added to the tax basis of the newly acquired shares. Furthermore, the same rule also applies to a disposition of the newly acquired shares made within 90 days of the second acquisition. This provision prevents a shareholder from immediately deducting the sales charge by shifting the shareholder’s investment within a family of mutual funds.
Net Investment Income Tax. U.S. individuals with income exceeding $200,000 ($250,000 if married and filing jointly) are subject to a 3.8% tax on their “net investment income”, including interest, dividends, and capital gains (including capital gains realized on the sale or exchange of shares). “Net investment income” does not include distributions of exempt-interest. This 3.8% tax also applies to all or a portion of the undistributed net investment income of certain shareholders that are estates and trusts.
Notices. Shareholders will also receive, if appropriate, various written notices after the close of a Fund’s taxable year regarding the U.S. federal income tax status of certain dividends, distributions and deemed distributions that were paid (or that are treated as having been paid) by the Fund to its shareholders during the preceding taxable year.
Backup Withholding. A Fund may be required to withhold at a rate of 24% and remit to the U.S. Treasury the amount withheld on amounts payable to shareholders who (i) fail to provide the Fund with their correct taxpayer identification number, (ii) have failed to make required certifications such as that they are not subject to backup withholding or are U.S. persons, or (iii) are subject to backup withholding. Certain shareholders are exempt from backup withholding. Backup withholding is not an additional tax and any amount withheld may be credited against a shareholder’s U.S. federal income tax liability.
Tax-Exempt Shareholders. Certain tax-exempt shareholders, including qualified pension plans, IRAs, salary deferral arrangements, 401(k) plans, and other tax-exempt entities, generally are exempt from federal income taxation except with respect to their unrelated business taxable income (“UBTI”). Tax-exempt entities are not permitted to offset losses from one trade or business against the income or gain of another trade or business. Certain net losses incurred prior to January 1, 2018, are permitted to offset gain and income created by an unrelated trade or business, if otherwise available. Under current law, the Fund generally serves to block UBTI from being realized by their tax-exempt shareholders. However, notwithstanding the foregoing, the tax-exempt shareholder could realize UBTI by virtue of an investment in a Fund where, for example: (i) the Fund invests in residual interests of Real Estate Mortgage Investment Conduits (“REMICs”), (ii) the Fund invests in a REIT that is a taxable mortgage pool (“TMP”) or that has a subsidiary that is a TMP or that invests in the residual interest of a REMIC, or (iii) shares in the Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of Section 514(b) of the IRC. Charitable remainder trusts are subject to special rules and should consult their tax advisor. The IRS has issued guidance with respect to these issues and prospective shareholders, especially charitable remainder trusts, are strongly encouraged to consult their tax advisors regarding these issues.

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A Fund’s shares held in a tax-qualified retirement account will generally not be subject to federal taxation on income and capital gains distributions from the Fund until a shareholder begins receiving payments from their retirement account.
Tax Shelter Reporting Regulations. If a shareholder recognizes a loss with respect to a Fund’s shares of  $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases exempted from this reporting requirement, but under current guidance, shareholders of a RIC are not exempt. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.
Other Tax Considerations. Dividends, distributions and redemption proceeds may also be subject to additional state, local and foreign taxes depending on each shareholder’s particular situation. Rules of state and local taxation of dividend and capital gains distributions from RICs often differ from the rules for federal income taxation described above.
Because each shareholder’s tax situation is different, shareholders should consult their tax advisor about the tax implications of an investment in the Fund.
Taxation of Non-U.S. Shareholders
Any non-U.S. shareholders in a Fund may be subject to U.S. withholding and estate tax and are encouraged to consult their tax advisors prior to investing in the Fund. Foreign shareholders (i.e., nonresident alien individuals and foreign corporations, partnerships, trusts and estates) are generally subject to U.S. withholding tax at the rate of 30% (or a lower tax treaty rate) on distributions derived from taxable ordinary income. The Fund may, under certain circumstances, report all or a portion of a dividend as an “interest-related dividend” or a “short-term capital gain dividend,” which would generally be exempt from this 30% U.S. withholding tax, provided certain other requirements are met. Short-term capital gain dividends received by a nonresident alien individual who is present in the U.S. for a period or periods aggregating 183 days or more during the taxable year are not exempt from this 30% withholding tax. Gains realized by foreign shareholders from the sale or other disposition of shares of a Fund generally are not subject to U.S. taxation, unless the recipient is an individual who is physically present in the U.S. for 183 days or more per year. Foreign shareholders who fail to provide an applicable IRS form may be subject to backup withholding on certain payments from a Fund. Backup withholding will not be applied to payments that are subject to the 30% (or lower applicable treaty rate) withholding tax described above. Different tax consequences may result if the foreign shareholder is engaged in a trade or business within the United States. In addition, the tax consequences to a foreign shareholder entitled to claim the benefits of a tax treaty may be different than those described above.
Dividends paid by a Fund to non-U.S. shareholders are generally subject to withholding tax at a 30% rate or a reduced rate specified by an applicable income tax treaty to the extent derived from investment income and short-term capital gains. In order to obtain a reduced rate of withholding, a non-U.S. shareholder will be required to provide an IRS Form W-8BEN or W-8-BEN-E certifying its entitlement to benefits under a treaty. The withholding tax does not apply to regular dividends paid to a non-U.S. shareholder who provides a Form W-8ECI, certifying that the dividends are effectively connected with the non-U.S. shareholder’s conduct of a trade or business within the U.S. Instead, the effectively connected dividends will be subject to regular U.S. income tax as if the non-U.S. shareholder were a U.S. shareholder. A non-U.S. corporation receiving effectively connected dividends may also be subject to additional “branch profits tax” imposed at a rate of 30% (or lower treaty rate).
In general, U.S. federal withholding tax will not apply to any gain or income realized by a non-U.S. shareholder in respect of any distributions of net long-term capital gains over net short-term capital losses, exempt-interest dividends, or upon the sale or other disposition of shares of the Fund.
Properly-designated dividends are generally exempt from U.S. federal withholding tax where they (i) are paid in respect of the Fund’s “qualified net interest income” (generally, the Fund’s U.S. source interest income, other than certain contingent interest and interest from obligations of a corporation or partnership in which the Fund is at least a 10% shareholder, reduced by expenses that are allocable to such income) and (ii) are paid in respect of the Fund’s “qualified short-term capital gains” (generally, the excess of the Fund’s net short-term capital gain over the Fund’s long-term capital loss for such taxable year). However, depending on its circumstances, the Fund may designate all,

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some or none of its potentially eligible dividends as such qualified net interest income or as qualified short-term capital gains, and/or treat such dividends, in whole or in part, as eligible for this exemption from withholding. In order to qualify for this exemption from withholding, a non-U.S. shareholder will need to comply with applicable certification requirements relating to its non-U.S. status (including, in general, furnishing an IRS Form W-8BEN or substitute Form). In the case of shares held through an intermediary, the intermediary may withhold even if a Fund designates the payment as qualified net interest income or qualified short-term capital gains. Non-U.S. shareholders should contact their intermediaries with respect to the application of these rules to their accounts.
Under legislation generally known as “FATCA” (the Foreign Account Tax Compliance Act), unless certain foreign entities that hold Fund shares comply with IRS requirements that will generally require them to report information regarding U.S. persons investing in, or holding accounts with, such entities, a 30% withholding tax may apply to Fund distributions payable to such entities. In general, no such withholding will be required with respect to a U.S. person or non-U.S. person that timely provides the certifications required by a Fund or their agent on a valid IRS Form W-9 or applicable series of IRS Form W-8, respectively. Shareholders potentially subject to withholding include foreign financial institutions (“FFIs”), such as non-U.S. investment funds, and non-financial foreign entities (“NFFEs”). To avoid withholding under FATCA, an FFI generally must enter into an information sharing agreement with the IRS in which it agrees to report certain identifying information (including name, address, and taxpayer identification number) with respect to its U.S. account holders (which, in the case of an entity shareholder, may include its direct and indirect U.S. owners), and an NFFE generally must identify and provide other required information to the Funds or other withholding agent regarding its U.S. owners, if any. Such non-U.S. shareholders also may fall into certain exempt, excepted or deemed compliant categories as established by regulations and other guidance. A non-U.S. shareholder resident or doing business in a country that has entered into an intergovernmental agreement with the U.S. to implement FATCA will be exempt from FATCA withholding provided that the shareholder and the applicable foreign government comply with the terms of the agreement. A non-U.S. entity that invests in a Fund will need to provide such Fund with documentation properly certifying the entity’s status under FATCA in order to avoid FATCA withholding. Non-U.S. investors in the Funds should consult their tax advisors in this regard.
A distribution from a Fund to foreign shareholders who have held more than 5% of a class of Fund shares at any time during the one-year period ending on the date of distribution is treated as real property gain with certain tax filing requirements applicable, if such distribution is attributable to a distribution of real property gain received by the Fund from a REIT and if 50% or more of the value of the Fund’s assets are invested in REITs and other U.S. real property holding corporations. In such case the foreign shareholder would be subject to a 21% withholding tax with respect to such distribution and such distribution would be treated as income effectively connected with a U.S. trade or business. Such treatment may give rise to an obligation on the part of the foreign shareholder to file a U.S. federal income tax return. Moreover, such distribution may be subject to a 30% branch profits tax in the hands of a foreign shareholder that is a corporation.
Foreign shareholders of a Fund also may be subject to “wash sale” rules to prevent the avoidance of the tax-filing and payment obligations discussed above through the sale and repurchase of Fund shares.
The foregoing is only a summary of certain material U.S. federal income tax considerations generally affecting each Fund and its shareholders and is not intended as a substitute for careful tax planning. Shareholders are urged to consult their tax advisers with specific reference to their own tax situations, including their state and local tax liabilities.
DISTRIBUTOR
Foreside Fund Services, LLC (the “Distributor”) is the distributor (also known as principal underwriter) of the shares of the Funds and is located at 190 Middle Street, Suite 301, Portland, Maine 04101. The Distributor is a registered broker-dealer and is a member of FINRA.
Under a Distribution Agreement with the Trust, the Distributor acts as the principal underwriter of the Trust in connection with the continuous offering of shares of the Funds. The Distributor continually distributes shares of the Funds on a best efforts basis. The Distributor has no obligation to sell any specific quantity of Fund shares. The Distributor and its officers have no role in determining the investment policies of the Funds or which securities are to be purchased or sold by the Trust.

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The Distributor may enter into agreements with selected broker-dealers, banks or other financial intermediaries for distribution of shares of the Funds. With respect to certain financial intermediaries and related fund “supermarket” platform arrangements, the Funds and/or the Adviser, rather than the Distributor, typically enter into such agreements. These financial intermediaries may charge a fee for their services and may receive shareholder service or other fees from parties other than the Distributor. These financial intermediaries may otherwise act as processing agents and are responsible for promptly transmitting purchase, redemption and other requests to the Funds.
Investors who purchase shares through financial intermediaries will be subject to the procedures of those intermediaries through which they purchase shares, which may include charges, investment minimums, cutoff times and other restrictions in addition to, or different from, those listed herein. Information concerning any charges or services will be provided to customers by the financial intermediary through which they purchase shares. Investors purchasing shares of the Funds through financial intermediaries should acquaint themselves with their financial intermediary’s procedures and should read the Prospectus in conjunction with any materials and information provided by their financial intermediary. The financial intermediary, and not its customers, will be the shareholder of record, although customers may have the right to vote shares depending upon their arrangement with the intermediary. The Distributor does not receive compensation from the Funds for its distribution services. The Adviser pays the Distributor a fee for certain distribution-related services.
The Adviser pays the Distributor for the services rendered under the Distribution Agreement pursuant to a Distribution Services Agreement.
CUSTODIAN AND TRANSFER AGENT
Brown Brothers Harriman & Co. (“BBH”), located at 50 Post Office Square, Boston, Massachusetts, 02110, serves as the Trust’s custodian, fund accountant and administrator. Under its agreements with the Trust, BBH holds the Trust’s Fund securities, calculates each Fund’s daily NAV, provides various administrative services and keeps all required accounts and records. For its custody services, BBH receives a monthly fee based upon the month-end market value of securities held in custody and also receives certain securities transaction charges and out-of-pocket expenses.
UMB Fund Services, Inc. located at 235 W. Galena Street, Milwaukee, Wisconsin 53212, serves as a transfer agent and provides shareholder services to the Trust to render certain shareholder record keeping and accounting services.
SECURITIES LENDING ACTIVITY
Mitsubishi UFJ Trust and Banking Corporation (“MUTB”) acts as securities lending agent for the Funds. The services provided by MUTB include (i) entering into loans subject to guidelines or restrictions provided by the Funds; (ii) establishing and maintaining collateral accounts; (iii) monitoring daily the value of the loaned securities and collateral; (iv) seeking additional collateral as necessary from borrowers, and returning collateral to borrowers; (v) receiving and holding collateral from borrowers, and facilitating the investment and reinvestment of cash collateral; (vi) negotiating loan terms; (vii) selecting securities to be loaned subject to guidelines or restrictions provided by the Funds; (viii) recordkeeping and account servicing; (ix) monitoring dividend and proxy activity relating to loaned securities; and (x) arranging for return of loaned securities to the Funds at loan termination.

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The table below sets forth the gross income received by the Funds from securities lending activities during the fiscal year ended February 28, 2026. The table also shows the fees and/or other compensation paid by the applicable Funds, any other fees or payments incurred by each Fund resulting from lending securities providers, and the net income earned by the Funds for securities lending activities.

	Destinations Large Cap Equity Fund	Destinations Small-Mid Cap Equity Fund	Destinations International Equity Fund	Destinations Equity Income Fund	Destinations Core Fixed Income Fund
Gross Income from securities lending activities (including income from cash collateral reinvestment)	$159,468	$353,186	$702,009	$133,999	$5,361
Fees and/or compensation for securities lending activities and related services
Fees paid to securities lending agent from a revenue split	$5,266	$29,404	$32,835	$6,465	$337
Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split	$7,470	$13,180	$29,600	$5,656	$282
Administrative fees not included in revenue split	$—	$—	$—	$—	$—
Indemnification fee not included in revenue split	$—	$—	$—	$—	$—
Rebate (paid to borrower)	$125,668	$192,985	$508,234	$96,017	$3,395
Other fees not included in revenue split	$—	$—	$—	$—	$—
Aggregate fees/compensation for securities lending activities	$138,404	$235,569	$570,669	$108,138	$4,014
Net Income from securities lending activities	$21,064	$117,617	$131,340	$25,861	$1,347

	Destinations Low Duration Fixed Income Fund	Destinations Global Fixed Income Fund	Destinations Municipal Fixed Income Fund	Destinations Multi Strategy Alternatives Fund	Destinations Shelter Fund
Gross Income from securities lending activities (including income from cash collateral reinvestment)	$125,306	$377,601	$180,826	$338,501	$ —
Fees and/or compensation for securities lending activities and related services
Fees paid to securities lending agent from a revenue split	$23,043	$51,607	$9,971	$64,909	$—
Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split	$3,060	$11,417	$8,408	$5,759	$—
Administrative fees not included in revenue split	$—	$—	$—	$—	$ —
Indemnification fee not included in revenue split	$—	$—	$—	$—	$—
Rebate (paid to borrower)	$7,031	$108,145	$122,565	$8,195	$—
Other fees not included in revenue split	$—	$—	$—	$—	$—
Aggregate fees/compensation for securities lending activities	$33,134	$171,169	$140,944	$78,863	$—
Net Income from securities lending activities	$92,172	$206,432	$39,882	$259,638	$—

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Destinations Real Assets Fund
Gross Income from securities lending activities (including income from cash collateral reinvestment)	$94,256
Fees and/or compensation for securities lending activities and related services
Fees paid to securities lending agent from a revenue split	$7,861
Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split	$3,608
Administrative fees not included in revenue split	$—
Indemnification fee not included in revenue split	$—
Rebate (paid to borrower)	$51,343
Other fees not included in revenue split	$—
Aggregate fees/compensation for securities lending activities	$62,812
Net Income from securities lending activities	$31,444

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APPENDIX A
DESCRIPTION OF RATINGS
Description of Ratings
The following descriptions of securities ratings have been published by Moody’s Investors Services, Inc. (“Moody’s”), S&P Global Ratings (“S&P”), and Fitch Ratings (“Fitch”), respectively.
Description of Moody’s Global Ratings
Ratings assigned on Moody’s global long-term and short-term rating scales are forward-looking opinions of the relative credit risks of financial obligations issued by non-financial corporates, financial institutions, structured finance vehicles, project finance vehicles, and public sector entities. Long-term ratings are assigned to issuers or obligations with an original maturity of eleven months or more and reflect both on the likelihood of a default or impairment on contractual financial obligations and the expected financial loss suffered in the event of default or impairment. Short-term ratings are assigned to obligations with an original maturity of thirteen months or less and reflect both on the likelihood of a default or impairment on contractual financial obligations and the expected financial loss suffered in the event of default or impairment.
Description of Moody’s Global Long-Term Ratings
Aaa Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.
Aa Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.
A Obligations rated A are judged to be upper-medium grade and are subject to low credit risk.
Baa Obligations rated Baa are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.
Ba Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.
B Obligations rated B are considered speculative and are subject to high credit risk.
Caa Obligations rated Caa are judged to be speculative of poor standing and are subject to very high credit risk.
Ca Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.
C Obligations rated C are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.
Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.
Hybrid Indicator (hyb)
The hybrid indicator (hyb) is appended to all ratings of hybrid securities issued by banks, insurers, finance companies, and securities firms. By their terms, hybrid securities allow for the omission of scheduled dividends, interest, or principal payments, which can potentially result in impairment if such an omission occurs. Hybrid securities may also be subject to contractually allowable write-downs of principal that could result in impairment. Together with the hybrid indicator, the long-term obligation rating assigned to a hybrid security is an expression of the relative credit risk associated with that security.
Description of Moody’s Global Short-Term Ratings
P-1 Ratings of Prime-1 reflect a superior ability to repay short-term debt obligations.
P-2 Ratings of Prime-2 reflect a strong ability to repay short-term debt obligations.
P-3 Ratings of Prime-3 reflect an acceptable ability to repay short-term obligations.
NP Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

A-1

Description of Moody’s U.S. Municipal Short-Term Obligation Ratings
The Municipal Investment Grade (“MIG”) scale is used to rate U.S. municipal cash flow notes, bond anticipation notes and certain other short-term obligations, which typically mature in three years or less.
Moody’s U.S. municipal short-term obligation ratings are as follows:
MIG 1 This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.
MIG 2 This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.
MIG 3 This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.
SG This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.
Description of Moody’s Demand Obligation Ratings
For variable rate demand obligations (“VRDOs”), Moody’s assigns both a long-term rating and a short-term payment obligation rating. The long-term rating addresses the issuer’s ability to meet scheduled principal and interest payments. The short-term payment obligation rating addresses the ability of the issuer or the liquidity provider to meet any purchase price payment obligation resulting from optional tenders (“on demand”) and/or mandatory tenders of the VRDO. The short-term payment obligation rating uses the Variable Municipal Investment Grade (“VMIG”) scale. Transitions of VMIG ratings with conditional liquidity support differ from transitions of Prime ratings reflecting the risk that external liquidity support will terminate if the issuer’s long-term rating drops below investment grade. For VRDOs, Moody’s typically assigns a VMIG rating if the frequency of the payment obligation is less than every three years. If the frequency of the payment obligation is less than three years, but the obligation is payable only with remarketing proceeds, the VMIG short-term rating is not assigned and it is denoted as “NR”.
Moody’s demand obligation ratings are as follows:
VMIG 1 This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections.
VMIG 2 This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections.
VMIG 3 This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections.
SG This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have a sufficiently strong short-term rating or may lack the structural or legal protections.
Description of S&P’s Issue Credit Ratings
An S&P issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The opinion reflects S&P’s view of the obligor’s capacity and willingness to meet its financial commitments as they come due, and this opinion may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default.
Issue credit ratings can be either long-term or short-term. Short-term issue credit ratings are generally assigned to those obligations considered short-term in the relevant market, typically with an original maturity of no more than 365 days. Short-term issue credit ratings are also used to indicate the creditworthiness of an obligor with respect to

A-2

put features on long-term obligations. S&P would typically assign a long-term issue credit rating to an obligation with an original maturity of greater than 365 days. However, the ratings S&P assigns to certain instruments may diverge from these guidelines based on market practices. Medium-term notes are assigned long-term ratings.
Issue credit ratings are based, in varying degrees, on S&P’s analysis of the following considerations:
•	The likelihood of payment—the capacity and willingness of the obligor to meet its financial commitments on an obligation in accordance with the terms of the obligation;
•	The nature and provisions of the financial obligation, and the promise S&P imputes; and
•
The protection afforded by, and relative position of, the financial obligation in the event of a bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

An issue rating is an assessment of default risk but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect lower priority in bankruptcy, as noted above. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)
NR indicates that a rating has not been assigned or is no longer assigned.
Description of S&P’s Long-Term Issue Credit Ratings*
AAA An obligation rated ‘AAA’ has the highest rating assigned by S&P. The obligor’s capacity to meet its financial commitments on the obligation is extremely strong.
AA An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitments on the obligation is very strong.
A An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitments on the obligation is still strong.
BBB An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken the obligor’s capacity to meet its financial commitments on the obligation.
BB; B; CCC; CC; and C Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposure to adverse conditions.
BB An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to the obligor’s inadequate capacity to meet its financial commitments on the obligation.
B An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitments on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitments on the obligation.
CCC An obligation rated ‘CCC’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitments on the obligation.
CC An obligation rated ‘CC’ is currently highly vulnerable to nonpayment. The ‘CC’ rating is used when a default has not yet occurred but S&P expects default to be a virtual certainty, regardless of the anticipated time to default.
C An obligation rated ‘C’ is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared with obligations that are rated higher.

A-3

D An obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless S&P believes that such payments will be made within the next five business days in the absence of a stated grace period or within the earlier of the stated grace period or the next 30 calendar days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. A rating on an obligation is lowered to ‘D’ if it is subject to a distressed debt restructuring.
*Ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the rating categories.
Description of S&P’s Short-Term Issue Credit Ratings
A-1 A short-term obligation rated ‘A-1’ is rated in the highest category by S&P. The obligor’s capacity to meet its financial commitments on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitments on these obligations is extremely strong.
A-2 A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitments on the obligation is satisfactory.
A-3 A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken an obligor’s capacity to meet its financial commitments on the obligation.
B A short-term obligation rated ‘B’ is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties that could lead to the obligor’s inadequate capacity to meet its financial commitments.
C A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation.
D A short-term obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless S&P believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. A rating on an obligation is lowered to ‘D’ if it is subject to a distressed debt restructuring.
Description of S&P’s Municipal Short-Term Note Ratings
An S&P U.S. municipal note rating reflects S&P’s opinion about the liquidity factors and market access risks unique to the notes. Notes due in three years or less will likely receive a note rating. Notes with an original maturity of more than three years will most likely receive a long-term debt rating. In determining which type of rating, if any, to assign, S&P’s analysis will review the following considerations:
•	Amortization schedule—the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and
•	Source of payment—the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.
S&P’s municipal short-term note ratings are as follows:
SP-1 Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.
SP-2 Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.
SP-3 Speculative capacity to pay principal and interest.

A-4

D ‘D’ is assigned upon failure to pay the note when due, completion of a distressed debt restructuring, or the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions.
Description of Fitch’s Credit Ratings
Fitch’s credit ratings relating to issuers are forward looking opinions on the relative ability of an entity or obligation to meet financial commitments. Credit ratings relating to securities and obligations of an issuer can include a recovery expectation. Credit ratings are used as indications of the likelihood of repayment in accordance with the terms of the issuance .
Fitch’s credit rating scale for issuers and issues is expressed using the categories ‘AAA’ to ‘BBB’ (investment grade) and ‘BB’ to ‘D’ (speculative grade) with an additional +/- for AA through CCC levels indicating relative differences of probability of default or recovery for issues. The terms “investment grade” and “speculative grade” are market conventions and do not imply any recommendation or endorsement of a specific security for investment purposes. Investment grade categories indicate relatively low to moderate credit risk, while ratings in the speculative grade categories signal either a higher level of credit risk or that a default has already occurred.
Fitch may also disclose issues relating to a rated issuer that are not and have not been rated. Such issues are also denoted as ‘NR’ on its webpage.
Fitch’s credit ratings do not directly address any risk other than credit risk. Credit ratings do not deal with the risk of market value loss due to changes in interest rates, liquidity and/or other market considerations. However, market risk may be considered to the extent that it influences the ability of an issuer to pay or refinance a financial commitment.
Ratings nonetheless do not reflect market risk to the extent that they influence the size or other conditionality of the obligation to pay upon a commitment (for example, in the case of payments linked to performance of an index).
Credit ratings are indications of the likelihood of repayment in accordance with the terms of the issuance. In limited cases, Fitch may include additional considerations (i.e. rate to a higher or lower standard than that implied in the obligation’s documentation).
Description of Fitch’s Long-Term Corporate Finance Obligations Ratings
AAA Highest credit quality. ‘AAA’ ratings denote the lowest expectation of default risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.
AA Very high credit quality. ‘AA’ ratings denote expectations of very low default risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.
A High credit quality. ‘A’ ratings denote expectations of low default risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.
BBB Good credit quality. ‘BBB’ ratings indicate that expectations of default risk are currently low. The capacity for payment of financial commitments is considered adequate, but adverse business or economic conditions are more likely to impair this capacity.
BB Speculative. ‘BB’ ratings indicate an elevated vulnerability to default risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial alternatives may be available to allow financial commitments to be met.
B Highly speculative. ‘B’ ratings indicate that material default risk is present.
CCC Substantial credit risk. ‘CCC’ ratings indicate that substantial default risk is present.
CC Very high levels of credit risk. ‘CC’ ratings indicate very high levels of default risk.
C Exceptionally high levels of credit risk. ‘C’ ratings indicate exceptionally high levels of default risk.
Ratings in the categories of ‘CCC’, ‘CC’ and ‘C’ can also relate to obligations or issuers that are in default. In this case, the rating does not opine on default risk but reflects the recovery expectation only.

A-5

Defaulted obligations typically are not assigned ‘RD’ or ‘D’ ratings, but are instead rated in the ‘CCC’ to ‘C’ rating categories, depending on their recovery prospects and other relevant characteristics. This approach better aligns obligations that have comparable overall expected loss but varying vulnerability to default and loss.
Description of Fitch’s Short-Term Ratings
A short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-term deposit ratings may be adjusted for loss severity. Short-Term Ratings are assigned to obligations whose initial maturity is viewed as “short term” based on market convention (a long-term rating can also be used to rate an issue with short maturity). Typically, this means a timeframe of up to 13 months for corporate, sovereign, and structured obligations and up to 36 months for obligations in U.S. public finance markets.
Fitch’s short-term ratings are as follows:
F1 Highest short-term credit quality. Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.
F2 Good short-term credit quality. Good intrinsic capacity for timely payment of financial commitments.
F3 Fair short-term credit quality. The intrinsic capacity for timely payment of financial commitments is adequate.
B Speculative short-term credit quality. Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.
C High short-term default risk. Default is a real possibility.
RD Restricted default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Typically applicable to entity ratings only.
D Default. Indicates a broad-based default event for an entity, or the default of a short-term obligation.

A-6

APPENDIX B
BRINKER CAPITAL DESTINATIONS TRUST
Proxy Voting Policies and Procedures Pursuant to Rule 38a-1
Under the Investment Company Act of 1940
PROXY VOTING POLICY AND PROCEDURES
Portfolio management activities are performed by the Adviser and Sub-Advisers. As such all proxy voting responsibilities are performed by the Adviser and Sub-Advisers.
Each Adviser/Sub-Adviser shall vote the proxies appurtenant to all shares of corporate stock owned by the Fund for which it serves as adviser/sub-adviser
Each Adviser/Sub-Adviser shall vote said proxies strictly in accordance with the proxy voting policies submitted by that firm to and approved by the Trusts’ Board of Trustees
In the event that a Sub-Adviser does not or cannot vote the proxies appurtenant to shares of stock of a companies or companies held by the Fund managed by that sub-adviser, the sub-adviser shall notify Brinker Capital Investments (“Brinker”) of that fact and Brinker shall vote said proxy(s) in accordance with its proxy voting policies (stated below).
Brinker acts as fiduciary in relation to the portfolios of the Trust and any other clients that if may manage in the future and the assets entrusted by them to their management. Where the assets placed in Brinker’s care include shares of corporate stock, and except where the client has expressly reserved to itself or another party the duty to vote proxies, it is Brinker’s duty as a fiduciary to vote all proxies relating to such shares.
Brinker has an obligation to vote all proxies received from shares of corporate stock owned by its client accounts in the best interests of those clients. In voting these proxies, Brinker may not be motivated by, or subordinate the client’s interests to, its own objectives or those of persons or parties unrelated to the client. Brinker will exercise all appropriate and lawful care, skill, prudence and diligence in voting proxies, and shall vote all proxies relating to shares owned by its client accounts and received by Brinker. Brinker shall not be responsible, however, for voting proxies that it does not receive in sufficient time to respond.
In order to carry out its responsibilities in regard to voting proxies, Brinker must track all shareholder meetings convened by companies whose shares are held in Brinker client accounts, identify all issues presented to shareholders at such meetings, formulate a principled position on each such issue and ensure that proxies pertaining to all shares owned in client accounts are voted in accordance with such determinations.
Investment advisers registered with the SEC, and which exercise voting authority with respect to client securities, are required by Rule 206(4)-6 of the Advisers Act to (a) adopt and implement written policies and procedures that are reasonably designed to ensure that client securities are voted in the best interests of clients, which must include how an adviser addresses material conflicts that may arise between adviser’s interests and those of its clients; (b) to disclose to clients how they may obtain information from the adviser with respect to the voting of proxies for their securities; (c) to describe to clients a summary of its proxy voting policies and procedures and, upon request, furnish a copy to its clients; and (d) maintain certain records relating to the adviser’s proxy voting activities when the adviser does have proxy voting authority.
In the event that a Sub-Adviser does not or cannot vote the proxies appurtenant to shares of stock of a companies or companies held by the Fund managed by that sub-adviser, Brinker shall utilize the formal proxy guidelines (set forth below) to appropriately assess each proxy issue. Generally, Brinker seeks to vote proxies in the best interests of its clients. In the ordinary course, this entails voting proxies in a way which Brinker believes will maximize the monetary value of each portfolio’s holdings. Brinker’s Compliance Department will address any unusual or undefined voting issues that may arise during the year.
In addition, Brinker may engage the services of an independent third party (“Proxy Firm”) to cast proxy votes according to Brinker’s established guidelines. The Proxy Firm will promptly notify Brinker of any proxy issues that do not fall under the guidelines set forth below. Brinker does not believe that conflicts of interest will generally arise in connection with its proxy voting policies.

B-1

Generally, Brinker views that proxy proposals can be grouped into six broad categories as follows:
I.	Election of Board of Directors
•
Brinker will generally vote in support of management’s nominees for the board of directors; however, Brinker may choose not to support management’s proposed board if circumstances warrant such consideration.

II.	Appointment of Independent Auditors
•	Brinker will support the recommendation of the respective corporation’s board of directors.
III.	Issues of Corporate Structure and Shareholder Rights
•
Proposals may originate from either management or shareholders, and among other things, may request revisions to the corporate bylaws that will affect shareholder ownership rights. Brinker does not generally support obstacles erected by corporations to prevent mergers or takeovers with the view that such actions may depress the corporation’s marketplace value.

•	Brinker supports the following types of corporate structure and shareholder rights proposals:
•	Management proposals for approval of stock repurchase programs; stock splits (including reverse splits).
•	Authorization to increase shares outstanding.
•	The ability of shareholders to vote on shareholder rights plans (poison pills).
•	Shareholder rights to eliminate or remove supermajority provisions.
•	Shareholders’ rights to call special meetings and to act by written consent.
•	Shareholders’ rights to call special meetings and to act by written consent.
•	Brinker votes against management on the following items which have potentially substantial financial or best interest impact:
•	Capitalization changes that add “blank check” classes of stock or classes that dilute the voting interests of existing shareholders which are contrary to the best interest of existing shareholders
•	Anti-takeover and related provisions that serve to prevent the majority of shareholders from exercising their rights or effectively deter appropriate tender offers and other offers
•	Amendments to bylaws which would require super-majority shareholder votes to pass or repeal certain provisions
•	Elimination of shareholders’ right to call special meetings
•	Establishment of classified boards of directors
•	Reincorporation in a state which has more stringent anti-takeover and related provisions
•	Shareholder rights plans that allow the board of directors to block appropriate offers to shareholders or which trigger provisions preventing legitimate offers from proceeding
•	Excessive compensation
•	Change-in-control provisions in non-salary compensation plans, employment contracts, and severance agreements which benefit management and would be costly to shareholders if triggered
•	Adjournment of meeting to solicit additional votes
•	“Other business as properly comes before the meeting” proposals which extend “blank check” powers to those acting as proxy
•	Proposals requesting re-election of insiders or affiliated directors who serve on audit, compensation, and nominating committees.

B-2

IV.	Mergers and Acquisitions.
Brinker evaluates Mergers and Acquisitions on a case-by-case basis. Brinker uses its discretion in order to maximize shareholder value. Brinker generally votes as follows:
•	Against offers with potentially damaging consequences for minority shareholders because of illiquid stock, especially in some non-US markets
•	For offers that concur with index calculators’ treatment and our ability to meet our clients’ return objectives for passive funds
•	For proposals to restructure or liquidate closed end investment funds in which the secondary market price is substantially lower than the net asset value
V.	Executive and Director Equity-Based Compensation
•
Brinker is generally in favor of properly constructed equity-based compensation arrangements. Brinker will support proposals that provide management with the ability to implement compensation arrangements that are both fair and competitive. However, Brinker may oppose management proposals that could potentially significantly dilute shareholders’ ownership interests in the corporation.

VI.	Corporate Social and Policy Issues
•	Proposals usually originate from shareholders and may require a revision of certain business practices and policies.
Brinker believes, however, that typical business matters that directly or indirectly effect corporate profitability are primarily the responsibility of management. Brinker believes it is inappropriate to use client assets to address socio-political issues. Therefore, social and policy issues reflected in shareholder proposals should be subject to the approval of the corporation’s board of directors.
Conflicts
From time to time, Brinker will review a proxy which presents a potential material conflict. As a fiduciary to its clients, Brinker takes these potential conflicts very seriously. While Brinker’s only goal in addressing any such potential conflict is to ensure that proxy votes are cast in the clients’ best interests and are not affected by Brinker’s potential conflict, there are a number of courses Brinker may take. The final decision about which course to follow shall be made by Brinker’s Compliance Department.
When the matter falls clearly within one of the proposals enumerated above, casting a vote which simply follows Brinker’s pre-determined policy would eliminate Brinker’s discretion on the particular issue and hence avoid the conflict.
In other cases, where the matter presents a potential material conflict and is not clearly within one of the enumerated proposals, or is of such a nature that Brinker believes more active involvement is necessary, Brinker may employ the services of a Proxy Firm, wholly independent of Brinker, and those parties involved in the proxy issue, to determine the appropriate vote.
Second, in certain situations Brinker’s Compliance Department may determine that the employment of a Proxy Firm is unfeasible, impractical or unnecessary. In such situations, the Compliance Department shall make a decision about the voting of the proxy. The basis for the voting decision, including the basis for the determination that the decision is in the best interests of Brinker’s clients, shall be formalized in writing. As stated above, which action is appropriate in any given scenario would be the decision of the Compliance Department in carrying out his duty to ensure that the proxies are voted in the clients’, and not Brinker’s, best interests.

B-3

Proxy Voting Procedures
The following describes the standard procedures that are to be followed with respect to carrying out Brinker’s proxy policy:
1.
When a Sub-Adviser notifies Brinker that Brinker will need to vote a proxy, all relevant information in the proxy materials requested from the Sub-Adviser and when received (e.g., the record date of the meeting and date of the shareholder meeting) will be recorded immediately by Brinker in a database to maintain control over such materials. Brinker will confirm the relevant client’s holdings of the securities and that the client is eligible to vote.

2.	Brinker will review the proxy and if necessary compile information on each proxy. Brinker will consider whether there are any conflicts or other issues that warrant the engagement of a Proxy Firm.
3.
In determining how to vote, Brinker will consider the Proxy Voting Policies and Procedures set forth above, Brinker’s knowledge of the company, any readily available information and research about the company and its agenda items, and the recommendations if any put forth by any Proxy Firm.

4.
Brinker will maintain the documentation that supports its voting position. Such documentation will include, but is not limited to, any information provided by proxy service providers, and, especially as to non-routine, materially significant or controversial matters, memoranda describing the position it has taken, why that position is in the best interest of its clients, an indication of whether it supported or did not support management and any other relevant information. Additionally, Brinker may include documentation obtained from a research analyst and/or portfolio manager.

5.
After the proxy is completed but before it is returned to the issuer and/or its agent, Brinker may review those situations including special or unique documentation to determine that the appropriate documentation has been created, including conflict of interest screening.

6.
Brinker will submit its vote on all proxies in a timely fashion. Brinker will attempt to submit proxies for processing at least three days prior to the meeting for U.S. securities and 10 days prior to the meeting for foreign securities. However, in certain foreign jurisdictions it may be impossible to return the proxy 10 days in advance of the meeting. In these situations, Brinker will use its best efforts to send its proxy vote in sufficient time for the vote to be lodged.

7.
Brinker will retain a (a) copy of each proxy statement that Brinker receives regarding client securities; (b) a record of each vote cast by Brinker on behalf of a client; (c) a copy of any document created by Brinker that was material to making a decision how to vote proxies on behalf of a client or that memorializes the basis for that decision; (d) a copy of each written client request for information on how Brinker voted proxies on behalf of the client, and (e) a copy of any written response by Brinker to any (written or oral) client request for information on how the adviser voted proxies on behalf of the requesting client.

8.	Brinker will periodically review these policies and procedures to ensure compliance.
Obtaining Proxy Voting Information:
To obtain information on how Brinker voted proxies, please contact:
Brinker Capital Investments
1000 Continental Drive
Suite 500
King of Prussia, PA 19406
Attn: Chief Compliance Officer
Recordkeeping:
Brinker shall retain its (i) proxy voting policies and procedures; (ii) proxy statements received regarding portfolio securities of Brinker’s clients; (iii) records or votes it casts on behalf of clients; (iv) records of client requests for proxy voting information and responses to such requests, and (v) any documents prepared by Brinker that are material in making a proxy voting decision. Such records may be maintained with a third party, such as a proxy voting service, that will provide a copy of the documents promptly upon request.

B-4

BAMCO, Inc.

Baron Capital Management, Inc.

Proxy Voting Policies and Procedures

Baron Capital Management, Inc. and BAMCO, Inc. (each an “Adviser” and collectively referred to as the “Advisers” or as “we” below) have adopted the following proxy voting policies and procedures (the “Policies and Procedures”) in order to fulfill our fiduciary duty to vote client proxies in the best interest of our clients. The Policies and Procedures are intended to comply with the standards set forth in Rule 206(4)-6 under the Investment Advisers Act of 1940 and apply to client accounts for which we have authority to vote proxies.

In general, it is our policy in voting proxies to consider and vote each proposal with the objective of maximizing long-term investment returns for our clients. To ensure consistency in voting proxies on behalf of our clients, we utilize the guidelines set forth in Exhibit I (the “Proxy Voting Guidelines”). The Adviser reviews research provided by Institutional Shareholder Services (“ISS”), however, the Adviser does not vote proxies based on ISS’ recommendations.

The Advisers use guidelines that are reviewed quarterly by the Proxy Review Committee established by the Advisers. The Proxy Review Committee addresses all questions relating to the Advisers’ Proxy Voting Guidelines, which may include:

1.	a general review of proposals being put forth at shareholder meetings of portfolio companies;

2.	adopting changes to the Proxy Voting Guidelines;

3.	determining whether matters present material conflicts of interest;

4.	determining how to vote matters for which specific direction has not been provided in the Proxy Voting Guidelines (i.e., “case by case” matters); and

5.	reviewing instances in which the Advisers have voted against the Proxy Voting Guidelines.

If a portfolio manager wishes to recommend voting against the Proxy Voting Guidelines, he or his designee must provide the rationale for that request to the Chief Legal Officer in writing. The Chief Operating Officer, in consultation with the Chief Legal Officer, will make the final decision with respect to how the matter will be voted.

In providing investment advisory services to our clients, we try to avoid material conflicts of interest. However, a material conflict of interest may arise in cases where:

(i)	we have a direct or indirect investment advisory relationship with portfolio companies or individual executives of portfolio companies the management for which is soliciting proxies and where the revenue earned from such a direct or indirect advisory relationship is greater than 0.10% of the Advisers’ total revenues.

(ii)	we manage assets or administer employee benefit plans for companies whose management is soliciting proxies;

(iii)	we manage money for an employee group who is the proponent of a proxy proposal;

(iv)	we have a personal relationship with participants in a proxy solicitation or a director or candidate for director of one of our portfolio companies; or

(v)	we otherwise have a personal interest in the outcome in a particular proxy vote.

The categories above are not exhaustive and the determination of whether a material conflict exists depends on all of the facts and circumstances of the particular situation. If it is determined that there is a material conflict of interest between the interests of the Advisers’ and the interests of a client, the Proxy Review Committee will review the matter and may either (i) request that the client consent to the Advisers’ vote, (ii) vote in accordance with the published recommendations of an independent proxy voting service or (iii) appoint an independent third party to vote.

We acknowledge that the authority to vote proxies is part of our fiduciary duty to our clients. There may be cases in which the cost of doing so would exceed the expected benefits to the client. This may be particularly true in the case of non-U.S. securities. Voting proxies of non-US companies located in certain jurisdictions, particularly in emerging markets, may involve a number of logistical issues that may negatively affect the Advisers’ ability to vote such proxies. Accordingly, the Advisers will not vote client proxies if the Advisers determine that the costs associated with a vote outweigh the benefits to the clients.

Client Disclosure

The Policies and Procedures are available online at www.BaronCapitalGroup.com.

Clients of Baron Capital Management, Inc. and BAMCO, Inc. can obtain a report of how their respective proxies were voted by sending a written request to the Legal Department.

The proxy record for Baron Investment Funds Trust, Baron Select Funds, and Baron ETF Trust (the “Baron Funds”) for the most recent 12-month period ended June 30th is available online at www.BaronCapitalGroup.com and through the SEC’s website on Form N-PX. The Legal Department will file Form N-PX with the SEC no later than August 31st for each year ended June 30th. BAMCO, Inc., the adviser to the Baron Funds, will provide a quarterly proxy voting report to the Board of Trustees of the Baron Funds.

Exhibit I

Proxy Voting Guidelines

These guidelines are divided into proposal themes that group together the issues that frequently appear on the agenda of annual and extraordinary meetings of shareholders. We generally vote proposals in accordance with these guidelines.

In addition, these guidelines are not intended to address all issues that may appear on the agenda of annual and extraordinary meetings of shareholders. We will evaluate on a case-by-case basis any proposal not specifically addressed by these guidelines, whether submitted by management or shareholders, always keeping in mind our fiduciary duty to make voting decisions that, by maximizing long-term shareholder value, are in our clients’ best interests.

The proposal themes are:

A.	Board and Director Proposals;

B.	Auditors Proposals;

C.	Capital Structure, Anti-Takeover, and Corporate Transaction Proposals;

D.	Compensation Proposals;

E.	Corporate Governance Proposals; and

F.	Social, Ethical and Environmental Proposals

A.	Board and Director Proposals

1.	Director elections

We generally support management’s nominees for directors in most uncontested elections. We may withhold votes from certain directors or members of particular board committees (or prior members, as the case may be) in certain situations, including, but not limited to:

•	Failure to implement shareholder proposals that receive a majority of votes

We believe that directors have a duty to respond to shareholder actions that have received significant shareholder support. We may withhold votes from members of the governance committee where the board fails to implement shareholder proposals that receive a majority of votes cast at a prior shareholder meeting, and the proposals, in our view, have a direct and substantial impact on shareholders’ fundamental rights or long-term economic interests.

•	Adoption of certain charter or bylaw provisions

The board may adopt or amend certain charter and/or bylaw provisions that have the effect of entrenching directors or adversely impacting shareholder rights. In such cases, we may withhold votes from members of the governance committee (except new nominees, who should be considered case-by-case).

•	Ineffective internal control over financial reporting

We may withhold votes from members of the audit committee when a material weakness under Section 404 of the Sarbanes-Oxley Act rises to a level of serious concern, there are chronic internal control weaknesses, or when the audit committee has demonstrated ineffective internal control over financial reporting.

•	Hedging and/or pledging of company stock

We support full disclosure of the policies of the company regarding pledging and/or hedging of company stock by executives and directors. We may withhold votes from members of the audit committee if it is determined that significant pledging and/or hedging of company stock in the aggregate by the officers and directors of a company has occurred, and the audit committee has failed to adequately oversee this risk.

•	Pay-for-performance misalignments

We may withhold votes from members of the compensation committee during a period in which executive compensation appears excessive relative to performance and peers, and where we believe the compensation committee has not already substantially addressed this issue.

To the extent an executive compensation (“Say on Pay”) proposal is not presented for voting due to the board’s adoption of a triennial say-on-pay voting system, we may express our concern with executive compensation through our vote on the members of the compensation committee.

•	Over-boarding

We may withhold votes from certain directors who commit themselves to service on many boards, such that we deem it unlikely that the director will be able to commit sufficient focus and time to a particular company (commonly referred to as “over-boarding”). While each situation will be reviewed on a case-by-case basis, we are most likely to withhold votes for over-boarding where a director is: 1) serving on more than five public company boards; or 2) is a chief executive officer at a public company and is serving on more than two additional public company boards (withhold only at their outside boards).

2.	Board and Committee independence

We believe companies should have a majority of independent directors and independent key committees. However, we will incorporate local market regulation and corporate governance codes into our decision making. We will generally regard a director as independent if the director satisfies the criteria for independence:

(i)	espoused by the primary exchange on which the company’s shares are traded; or

(ii)	set forth in the code we determine to be best practice in the country where the subject company is domiciled.

•	For controlled companies, notwithstanding whether their board composition complies with the criteria for independence espoused by the primary exchange on which the company’s shares are traded, we expect that at least 51% of the company’s board members be comprised of independent directors.

•	We consider the election of directors who are “bundled” on a single slate on a case-by-case basis, considering the amount of information available and an assessment of the group’s qualifications.

3.	Qualification of directors

We believe that the nominating committee of a board has the ability to ensure that the board remains qualified and effective. While we encourage boards to routinely refresh their membership, we are not opposed to long-tenured directors nor do we believe that long board tenure is necessarily an impediment to director independence. We generally defer to the board’s determination in setting age limits, term limits and stock ownership requirements for ensuring the board remains qualified.

4.	Classified board of directors/staggered terms

Where boards are classified, director entrenchment is more likely because review of board service generally only occurs every three years. Therefore:

•	We generally oppose efforts to adopt classified board structures and generally support proposals which attempt to declassify boards.

5.	Majority vote requirements

•	We generally support proposals seeking to require director election by majority vote.

We note that majority voting is not appropriate in all circumstances, for example, in the context of a contested election. We also recognize that some companies with a plurality voting standard have adopted a resignation policy for directors who do not receive support from at least a majority of votes cast.

•	Where we believe that the company already has a sufficiently robust majority voting process in place, we may not support a shareholder proposal seeking an alternative mechanism.

6.	Cumulative voting for directors

A cumulative voting structure is not consistent with a majority voting requirement, as it may further the candidacy of minority shareholders whose interests do not coincide with our fiduciary responsibility. Therefore:

•	We generally support any proposal to eliminate cumulative voting.

7.	Liability and/or indemnification of directors and officers

•	We evaluate proposals to limit directors’ liability and to broaden the indemnification of directors on a case-by-case basis.

8.	Separation of Chairman and CEO positions

•	We generally oppose proposals requiring separate Chairman and CEO positions.

9.	Proxy Access

•	We evaluate management and shareholder proposals to adopt proxy access and to amend proxy access bylaw provisions on a case-by-case basis.

B.	Auditor Proposals

1.	Ratification of auditors

•	We believe that the company is in the best position to choose its accounting firm, and we generally support management’s recommendation absent evidence that auditors have not performed their duties adequately.

2.	Approval of financial statements

•	In some markets, companies are required to submit their financial statements for shareholder approval. This is generally a routine item and, as such, we will generally vote for the approval of financial statements unless there are appropriate reasons to vote otherwise.

3.	Auditor indemnification and limitation of liability

•	We generally oppose auditor indemnification and limitation of liability proposals.

C.	Capital Structure, Anti-Takeover, and Corporate Transaction Proposals

1.	Increase authorized common stock

We consider specific industry best practices in our analysis of these proposals, as well as a company’s history with respect to the use of its common stock. Generally, we will support a company’s proposed increase if:

(i)	a clear and legitimate business purpose is stated; and

(ii)	the number of shares requested is reasonable in relation to the purpose for which authorization is requested.

That said, we generally oppose a particular proposed increase where there is evidence that the shares are to be used to implement a “poison pill” or another form of anti-takeover device, or if the issuance of new shares would, in our judgment, excessively dilute the value of the outstanding shares upon issuance.

2.	Increase or issuance of preferred stock

Preferred stock may be used to provide management with the flexibility to consummate beneficial acquisitions, combinations or financings on terms not necessarily available via other means of financing. We generally support these proposals in cases where the company specifies the voting, dividend, conversion and other rights or terms appear reasonable.

That said, we will also consider the impact of an issuance or increase of preferred stock on the current and future rights of shareholders and may oppose a particular proposed increase or issuance where the rights or terms appear unreasonable.

3.	Blank check preferred stock

Blank check preferred stock proposals authorize the issuance of a class of preferred stock with unspecified voting, conversion, dividend distribution and other rights at some future point in time and may be used as a potential anti-takeover device. Accordingly, we generally oppose these types of proposals unless the company expressly states that the stock will not be used for anti-takeover purposes and will not be issued without shareholder approval.

4.	Stock splits and reverse stock splits

•	We generally support stock splits if a legitimate business purpose is set forth and the split is in shareholders’ best interests.

•	We generally support reverse splits if management proportionately reduces the number of authorized shares or if the effective increase in authorized shares (relative to outstanding shares) complies with the guidelines set forth herein for common stock increases.

5.	Share repurchases

•	We generally support share repurchase proposals that are part of a well-articulated and well-conceived capital strategy.

6.	Elimination of preemptive rights

•	Preemptive rights can be prohibitively expensive to widely-held companies. Therefore, we generally support proposals to eliminate preemptive rights.

7.	Issuance of equity with and without preemptive rights

•	We generally support issuances of equity without preemptive rights unless there is concern that the issuance will be used in a manner that could hurt shareholder value. Conversely, we generally oppose issuances of equity which carry preemptive rights or super voting rights.

8.	Reduce or eliminate number of authorized shares

•	We generally support proposals to reduce the number of authorized shares of common or preferred stock, or to eliminate classes of preferred stock, provided such proposals have a legitimate business purpose.

9.	Capitalization changes

•	We generally oppose proposals relating to changes in capitalization by 100% or more, where management does not offer an appropriate rationale or where it is contrary to the best interests of existing shareholders.

10.	Poison pill plans

Also known as shareholder rights plans, these plans are often adopted by the board without being subject to shareholder vote. We believe that poison pill plans not only infringe on the rights of shareholders but also may have a detrimental effect on the value of the company.

•	We generally support proposals that require the company to submit a poison pill plan to a shareholder vote or to rescind a poison pill plan.

Where a poison pill is put to a shareholder vote, our policy is to examine these plans individually.

•	We generally oppose proposals to adopt a poison pill plan which allows appropriate offers to shareholders to be blocked by the board or trigger provisions which prevent legitimate offers from proceeding.

•	We may support plans that include a reasonable ‘qualifying offer clause.’ Such clauses typically require shareholder ratification of the pill, and stipulate a sunset provision whereby the pill expires unless it is renewed.

11.	Mergers, acquisitions and other special corporate transactions

•	Proposals requesting shareholder approval of mergers, acquisitions and other special corporate transactions (i.e., takeovers, spin-offs, sales of assets, reorganizations, restructurings and recapitalizations) are determined on a case-by-case basis.

D.	Compensation Proposals

1.	Advisory resolutions on executive compensation (“Say on Pay”)

It is challenging applying a rules-based framework when evaluating executive compensation plans because every pay program is a unique reflection of the company’s performance, industry, size, geographic mix and competitive landscape. For these reasons, we take a case-by-case approach to executive compensation (“Say on Pay”) proposals. Although we expect proxy disclosures to be the primary mechanism for companies to explain their executive compensation practices, we may engage with members of management and/or the compensation committee of the board, where concerns are identified or where we seek to understand a company’s approach to executive compensation better. We may also decline opportunities to engage with companies where we do not have any questions or concerns or believe that these guidelines already cover the issues at hand.

We assess each plan on a case-by-case basis while considering the following beliefs and expectations related to executive compensation plans:

•	Companies should have compensation plans that are reasonable and that align shareholder and management interests over the longer term.

•	Disclosure of compensation programs should provide absolute transparency to shareholders regarding the sources and amounts of, and the factors influencing, executive compensation.

•	We expect companies to select peers that are broadly comparable to the company in question, based on objective criteria that are directly relevant to setting competitive compensation; we evaluate peer group selection based on factors including, but not limited to, business size, relevance, complexity, risk profile, and/or geography.

•	We expect compensation committees to consider and respond to the shareholder voting results of relevant proposals at previous years’ annual meetings, and other feedback received from shareholders, as they evaluate compensation plans. At the same time, compensation committees should ultimately be focused on incentivizing long-term shareholder value creation and not necessarily on achieving a certain level of support on Say on Pay at any particular shareholder meeting.

We may determine to vote against the election of compensation committee members and/or Say on Pay proposals in certain instances, including but not limited to when:

•	We identify a misalignment over time between target pay and/or realizable compensation and company performance;

•	We determine that compensation is excessive relative to peers without appropriate rationale or explanation, including the appropriateness of the company’s selected peers;

•	We observe an overreliance on discretion or extraordinary pay decisions to reward executives, without clearly demonstrating how these decisions are aligned with shareholders’ interests;

•	We determine that company disclosure is insufficient to undertake our pay analysis; and/or

•	We observe a lack of board responsiveness to significant investor concern on executive compensation issues.

2.	Elimination of single-trigger change in control agreements

Companies sometimes include single trigger change in control provisions (e.g., a provision stipulating that an employee’s unvested equity awards or cash severance becomes fully vested upon a change in control of the company without any additional requirement) in employment agreements, severance agreements, and compensation plans.

•	We may oppose directors who establish these provisions and we generally oppose compensation plans that include them.

•	We generally support shareholder proposals calling for future employment agreements, severance agreements, and compensation plans to include double trigger change in control provisions (e.g., a provision stipulating that an employee’s unvested equity awards or cash severance becomes fully vested only after a change in control of the company and termination of employment).

3.	Elimination of excise tax gross-up agreements

When severance payments exceed a certain amount based on the executive’s previous compensation, the payments may be subject to an excise tax. Some compensation plans provide for full excise tax gross-ups, which means that the company pays the executive sufficient additional amounts to cover the cost of the excise tax. We believe that the benefits of providing full excise tax gross-ups to executives are outweighed by the cost to the company of the gross-up payments. Accordingly:

•	We may oppose directors who establish these provisions and we generally oppose compensation plans that include them.

•	We generally support shareholder proposals calling to curtail excise tax gross-up payments.

•	We generally oppose compensation plans that provide for excise tax gross-up payments for perquisites.

4.	Advisory votes on the frequency of Say on Pay resolutions

•	We generally opt for an annual vote on Say on Pay, which provides the most consistent and clear communication channel for shareholder concern about a company’s executive compensation plan.

5.	Approve remuneration for Directors and Auditors

•	We generally support remuneration for directors or auditors, unless disclosure relating to the details of such remuneration is inadequate, or remuneration is excessive relative to local market practice.

6.	Employee stock purchase plans

An employee stock purchase plan (“ESPP”) gives the issuer’s employees the opportunity to purchase stock in the issuer, typically at a discount to market value. We believe these plans can provide performance incentives and help align employees’ interests with those of shareholders.

•	We generally support the establishment of ESPPs and other employee ownership plans.

•	We generally support ESPPs that permit discounts up to 15%, but only for grants that are part of a broad-based employee plan, including all non-executive employees, and are fair, reasonable, and in the best interest of shareholders.

7.	Equity compensation plans

We support equity plans that are incentive based and align the economic interests of directors, managers and other employees with those of shareholders. The total number of shares reserved under a company’s equity plan should be reasonable and not excessively dilutive. We believe that boards should establish policies prohibiting use of equity awards in a manner that could disrupt the intended alignment with shareholder interests. Our evaluation of equity compensation plans is based on a company’s executive pay and performance relative to peers and whether the plan plays a significant role in a pay-for-performance disconnect.

•	We generally oppose plans that contain “evergreen” provisions allowing for the unlimited increase of shares reserved without requiring further shareholder approval after a reasonable time period.

•	We generally oppose plans that allow for repricing without shareholder approval.

•	We generally oppose plans that provide for the acceleration of vesting of equity awards even in situations where an actual change in control may not occur. We encourage companies to structure their change in control provisions to require the termination of the covered employee before acceleration or special payments are triggered.

•	We support plans that allow a company to receive a business expense deduction due to favorable tax treatment attributable to Section 162(m) of the Internal Revenue Code.

8.	Golden parachutes

Golden Parachutes assure key officers of a company lucrative compensation packages if the company is acquired and/or if the new owners terminate such officers. We recognize that offering generous compensation packages that are triggered by a change in control may help attract qualified officers. However, such compensation packages cannot be so excessive that they are unfair to shareholders or make the company unattractive to potential bidders, thereby serving as a constructive anti-takeover mechanism.

•	We generally support shareholder proposals requesting that implementation of such arrangements require shareholder approval.

When determining whether to support or oppose an advisory vote on a golden parachute plan, we normally support the plan unless it appears to result in payments that are excessive or detrimental to shareholders. In evaluating golden parachute plans, we may consider several factors, including:

•	Whether excessively large excise tax gross up payments are part of the payout;

•	Whether single trigger change in control provisions are part of the plan; and

•	Whether payments exceed three times the executive’s total compensation (salary plus bonus).

9.	Pay-for-Superior Performance

These are typically shareholder proposals requesting that compensation committees adopt policies under which a portion of equity compensation requires the achievement of performance goals as a prerequisite to vesting.

•	We generally oppose such proposals, as we believe these matters are best left to the compensation committee of the board and that shareholders should not set executive compensation or dictate the terms thereof.

10.	Supplemental executive retirement plans

•	We evaluate shareholder proposals requesting to put extraordinary benefits contained in Supplemental Executive Retirement Plans (“SERP”) agreements to a shareholder vote on a case-by-case basis.

•	We evaluate shareholder proposals limiting benefits under SERP agreements on a case-by-case basis.

E.	Corporate Governance Proposals

1.	Amendments to charter/articles/by-laws

When voting on a management or shareholder proposal to make changes to charter/articles/by-laws, we will consider in part the company’s and/or proponent’s publicly stated rationale for the changes, the company’s governance profile and history, relevant jurisdictional laws, and situational or contextual circumstances which may have motivated the proposed changes, among other factors.

•	We will typically support changes to the charter/articles/by-laws where the benefits to shareholders, including the costs of failing to make those changes, demonstrably outweigh the costs or risks of making such changes.

•	We evaluate shareholder proposals requiring shareholder approval for bylaw or charter amendments on a case-by-case basis.

2.	Shareholders’ right to call a special meeting

•	We believe that shareholders should have the right to call a special meeting in cases where a reasonably high percentage of shareholders are required to agree to such a meeting before it is called, in order to avoid the waste of corporate resources in addressing narrowly supported interests. We may oppose this right in cases where the proposal is structured for the benefit of a dominant shareholder to the exclusion of others.

•	We generally oppose proposals to eliminate/restrict the right of shareholders to call a special meeting.

3.	Shareholders’ right to act by written consent

•	We believe that shareholders should have the right to act by written consent, however, we may oppose shareholder proposals requesting this right in cases where the proposal is structured for the benefit of a dominant shareholder to the exclusion of others.

•	We may oppose shareholder proposals requesting the right to act by written consent if the company already provides a shareholder right to call a special meeting that we believe offers shareholders a reasonable opportunity to raise issues of substantial importance without having to wait for management to schedule a meeting.

4.	Supermajority voting requirements

We generally favor a simple majority voting requirement to pass proposals. Therefore:

•	We will support the reduction or the elimination of supermajority voting requirements.

•	We generally oppose amendments to bylaws that would require anything other than a simple majority vote requirement to pass or repeal certain provisions.

5.	Exclusive forum provisions

•	We will generally support proposals mandating an exclusive forum for shareholder lawsuits and will generally oppose proposals that ask the board to repeal the company’s exclusive forum bylaw. The courts within the state of incorporation are considered best suited to interpret that state’s laws.

6.	Other business

•	We generally oppose “Other Business” proposals that allow shareholders to raise and discuss other issues at the meeting. As the content of these issues cannot be known prior to the meeting, we are unable to make an informed decision.

7.	Conduct of the annual meeting

•	We generally support proposals relating to the conduct of the annual meeting (meeting time, place, etc.) as these are considered routine administrative proposals.

8.	Adjourn meeting

•	We generally support such proposals unless the agenda contains items that we judge to be detrimental to shareholders’ best long-term economic interests.

F.	Environmental, Social and Disclosure Proposals

It is our policy to analyze every shareholder proposal of an environmental and social nature on a case-by-case basis. Generally speaking, we support proposals targeting issues that are either a significant potential threat or realized harm to shareholders’ interests that have not yet been adequately addressed by management. In deciding our course of action, we will assess whether there is a clear and material economic disadvantage to the company if the issue is not addressed.

Baron believes that climate change represents a material risk for all businesses and that every company may be impacted by climate-related risks and opportunities. We believe it is imperative that both the public and private sector play a key role in aligning greenhouse gas (GHG) reduction efforts with science-based targets to 1) achieve a scenario in which the global temperature rise is limited to below 2ᵒC by 2100 and 2) is consistent with global goals, as conveyed by the 2016 Paris Agreement, to reach net zero GHG emissions by 2050. As such, we are broadly supportive of the work of the Task Force on Climate-related Financial Disclosure (TCFD) and the Sustainability Accounting Standards Board (SASB). Issuers can look to those frameworks as leading best practices for disclosure and reporting of material climate and other ESG-related issues. We expect executives and directors to be familiar with those recommendations and be able to discuss how they relate to the risk assessment for their business.

In analyzing requests for additional disclosure, we will assess whether the request: 1) is costly to provide; 2) would require duplicative efforts or expenditures that are of a non-business nature; or 3) would provide no pertinent information from the perspective of institutional shareholders.

1.	Climate Change

•	We generally support shareholder proposals asking companies to disclose the identification, assessment, management, and oversight of climate-related risks in accordance with the four key pillars of the TCFD.

•	We generally support shareholder proposals calling for the reduction of GHG emissions.

•	We generally support shareholder proposals requesting that companies establish and disclose goals and/or science-based targets for GHG emission reductions from company operations and/or products.

•	We generally support shareholder proposals that ask a company to incorporate life-cycle design in their business processes, addressing such issues as energy efficiency, renewable fuels, pollution prevention, waste minimization, and recycling and reuse.

2.	Lobbying and Political Spending

•	We generally support shareholder proposals requesting increased disclosure of political contributions and lobbying expenses, including those paid to trade organizations and political action committees, whether at the federal, state, or local level.

•	We generally support shareholder proposals asking companies to disclose the budgets dedicated to public policy lobbying activities.

•	We generally support shareholder proposals asking companies to support public policy activities, including lobbying or political spending that are consistent with shareholder or other stakeholder efforts to strengthen policies that protect workers, communities, the environment, and public safety.

•	We generally oppose restrictions related to social, political or special interest issues that impact the ability of the company to do business or be competitive and that have a significant financial or best-interest impact to the shareholders.

3.	Work Place: Diversity

•	We generally support shareholder proposals calling for disclosure and/or implementation of diversity policies and practices, taking into account existing policies and practices of the company and whether the proposed information is of added benefit to shareholders.

•	We generally support shareholder proposals asking companies to report on efforts to comply with federal Equal Employment Opportunity (EEO) mandates.

•	We generally support shareholder proposals that request disclosure of a company’s workforce diversity data, pay ratios by demographic categories and those that request that companies expand their EEO statement to include sexual orientation, gender identity and/or expression.

4.	Gender Equality

•	We generally support shareholder proposals that seek increased disclosure of policies and programs aimed at promoting gender equality and empowerment.

•	We generally support shareholder proposals that would require the board to consider women and minority candidates in director searches.

5.	Human Rights

•	We generally support shareholder proposals that request companies to operate in accordance with the principles and standards set out in the United Nations Global Compact.

•	We generally support shareholder proposals that request companies to increase reporting around any involvement with repressive regimes or conflict zones.

•	We generally support shareholder proposals that request companies to adopt policies to prohibit human trafficking or programs to educate employees and consumers about related risks.

•	We generally support shareholder proposals that request companies to develop policies governing the use of images of indigenous peoples, women or other identifiable group in their advertising, brand, or mascots.

6.	Other

•	We generally support shareholder proposals that request companies to develop policies or programs to prevent or mitigate harm to indigenous peoples, or that request that companies report on their impacts to indigenous peoples.

•	We generally support shareholder proposals that request companies take steps to improve product-related safety performance or report on product safety and integrity uses. These issues may include privacy and data security, toxicity, animal welfare, nanomaterials, and product recalls.

•	We generally support shareholder proposals that request companies to adopt policies to address workplace health and safety and increase disclosure of workplace safety practices and performance.

•	We generally support shareholder proposals that request companies to adopt policies or report on practices that govern community engagement.

•	We may vote against a chair of a committee responsible for providing oversight of ESG matters and/or risk where we believe the company is lagging peers in terms of disclosure, business practices, or targets.

•	We may also vote against committee members, lead independent director(s) and/or board chair of companies that have lagged over several years.

Proxy Voting Policy and Guidelines

Barrow Hanley has accepted authority to vote proxies for our clients who have delegated this responsibility to us. It is the Firm’s policy to vote our clients’ proxies in the best economic interests of our clients, the beneficial owners of the shares. The Firm has adopted this Proxy Voting Policy for handling research, voting, reporting, and disclosing proxy votes, and monitoring the Proxy Voting Guidelines (“Guidelines”) that provide a framework for assessing proxy proposals.

Barrow Hanley votes all clients’ proxies the same based on the Firm’s policy and Guidelines. If or when additional costs for voting proxies are identified, the Firm will determine whether such costs exceed the expected economic benefit of voting the proxy and may abstain from voting proxies for ERISA Plan clients. However, if/when such voting costs are borne by Barrow Hanley and not by the client, and all proxies will be voted for all clients.

Disclosure information about the Firm’s Proxy Voting Policy and Guidelines is provided in the Firm’s Form ADV Part 2.

To assist in the proxy voting process, at its own expense, Barrow Hanley retains Glass Lewis & Co. (“Glass Lewis”) as proxy service provider. Glass Lewis provides:

•	Research on corporate governance, financial statements, business, legal, and accounting risks.
•	Proxy voting recommendations, including environmental, social, and governance voting Guidelines.
•	Portfolio accounting and reconciliation of shareholdings for voting purposes.
•	Proxy voting execution, record keeping, and reporting services.

Proxy Oversight Committee, Proxy Coordinators, and Proxy Voting Committee

•	Barrow Hanley’s Proxy Oversight Committee is responsible for implementing and monitoring this Proxy Voting Policy, procedures, disclosures, and recordkeeping.
•	The Proxy Oversight Committee conducts periodic reviews of proxy votes to ensure that the policy is observed, implemented properly, and amended or updated, as appropriate.
•	The Proxy Oversight Committee is comprised of the Responsible Investing Committee Lead (chair), the CCO, the Head of Business Operations, an At-Large Portfolio Manager, and another rotating member of the Investment team.

BARROW HANLEY GLOBAL INVESTORS

2200 Ross Avenue, 31st Floor | Dallas, TX 75201 | (214) 665-1900

DALLAS | HONG KONG | LONDON | SINGAPORE | SYDNEY

Revised March 11, 2026

•	Research Analysts are responsible to review and evaluate proposals and make recommendations to the Proxy Voting Committee to ensure that votes are consistent with the Firm’s analysis.
•	Equity Portfolio Managers are members of the Proxy Voting Committee.
•	Equity Portfolio Managers vote proposals based on our Guidelines, internal research recommendations, and the research from Glass Lewis.
•	Proxy Coordinators oversee the proxy voting process, assisting Research Analysts and the Proxy Voting Committee as needed.
•	Proxies for the Diversified Small Cap Value accounts are voted in accordance with Glass Lewis’ recommendations for the following reasons:
•	Investment selection is based on a quantitative model
•	The holding period is too short to justify the time for analysis necessary to vote.

Conflicts of Interest

Potential conflicts may arise when:

•	Clients elect to participate in securities lending arrangements; in such cases, the votes follow the shares. Barrow Hanley is not a party to the client’s lending arrangement and typically does not have information about shares loaned out by a client’s custodian and proxies for shares on loan may not be voted.
•	If/when a proxy voting issue is determined to be financially material, the Firm makes a best-efforts attempt to alert clients and their custodial bank to recall shares from loan to be voted. In this context, Barrow Hanley defines a financially material issue to be issues deemed by our investment team to have significant economic impact. The ultimate decision on whether to recall shares is the responsibility of the client.
•	Barrow Hanley invests in equity securities of corporations who are also clients of the Firm. In such cases, the Firm seeks to mitigate potential conflicts by:
o	Making voting decisions for the benefit of the shareholder(s), our clients,
o	Uniformly voting every proxy based on Barrow Hanley’s internal research and consideration of Glass Lewis’ recommendations, and
o	Documenting the votes of companies who are also clients of the Firm.
•	If a material conflict of interest exists, members from the Proxy Voting and Proxy Oversight Committees will determine if the affected clients should have an opportunity to vote their proxies themselves, or whether Barrow Hanley will address the specific voting issue through other objective means, such as voting the proxies in a manner consistent with a predetermined Proxy Voting Policy or accepting the voting recommendation of Glass Lewis.

Other Policies and Procedures

•	A proxy card or voting instruction form contains a list of voting options, including For, Against, Abstain, and/or Withhold. Votes to Abstain or Withhold are effectively a vote against the proposal. Barrow Hanley assesses each vote, the intended impact of our vote, and the rule(s) that apply to the vote and may select any of these options when casting the vote. Barrow Hanley sends a daily electronic transfer of equity positions to Glass Lewis.

•	Glass Lewis identifies accounts eligible to vote for each security and posts the proposals and research on its secure, proprietary online system.
•	Barrow Hanley sends a proxy report to clients at least annually and/or as requested by client, listing the number of shares voted and disclosing how proxies were voted.
•	Barrow Hanley retains voting records in accordance with the Firm’s Books and Records Policy. Glass Lewis retains the Firm’s voting records for seven years.
•	Proxy Coordinators are responsible for retaining the following proxy records:
o	These policies, procedures, and amendments.
o	Proxy statements regarding our clients’ securities.
o	A record of each proxy voted.
o	Proxy voting reports that are sent to clients annually.
o	Internal documents related to voting decisions; and
o	Records of clients’ requests for proxy voting information and/or correspondence about votes.

Voting Debt and/or Bank Loan Securities

Barrow Hanley’s proxy voting responsibilities may include voting on proposals, amendments, consents, or resolutions solicited by or in respect to securities related to bank loan investments.

Exceptions

Limited exceptions to this policy may be permitted based on a client’s circumstances, such as, foreign regulations that create a conflict with U.S. practices, expenses to facilitate voting when the costs outweigh the benefit of voting the proxies, or other circumstances.

Proxy Voting Guidelines

Barrow Hanley’s Guidelines establish a framework for assessing proposals. Each proposal is evaluated based on its facts and circumstances. The Firm reviews and considers ESG issues along with other financially material factors to assess the financially material impact on the long-term value of the shares. Our Guidelines address the following issues:

•	Board of Directors
•	Independent Auditors
•	Compensation Issues
•	Corporate Structure and Shareholder Rights
•	Shareholder Proposals and ESG Issues
•	Voting of Non-U.S./Foreign Shares

Issues that do not conform to these Guidelines are evaluated by the Proxy Voting Committee and voted in the best interest of our clients.

Board of Directors

Election of Directors

Barrow Hanley believes that good corporate governance begins with a board of majority-independent directors and committees, including independent directors who serve on Audit, Compensation, and Nominating committees.

Barrow Hanley will generally approve:

•	A slate of nominees comprised of a two-thirds majority of independent directors.
•	Nominees for Audit, Compensation and/or Nominating committees who are independent of management.
•	Nominees who we believe have the required skills and diverse backgrounds to make informed judgments about the subject matter for which the committee is responsible.
•	We attempt to target board diversity of at least 30%.

Barrow Hanley will generally not approve:

•	A slate of nominees that results in a majority non-independent directors.
•	Nominees for Audit, Compensation and/or Nominating committees who are not independent of management.
•	Incumbent board members who failed to attend at least 75% of board and applicable committee meetings.
•	Nominees who have served on a board or as executives of companies with records of poor performance, inadequate risk oversight, excessive compensation, audit, or accounting-related problems and/or other indicators of mismanagement or actions against the interests of shareholders.
•	Nominees whose actions on other committees demonstrate serious failures of governance, which may include acting to significantly reduce shareholder rights, or failure to respond to previous vote requests for directors and shareholder proposals.
•	An independent director who has within the past three years, had a material financial, familial, or other relationship with the company or its executives.
•	Members of a Nominating committee where the board has an average tenure of over ten years and has not appointed a new member to the board in at least five years
•	Members of a Nominating committee where the board lacks diversity.

Combined Chairman / CEO Role

When the roles of a board’s chair and CEO are combined a strong lead independent director is necessary. If a lead director is not appointed, Barrow Hanley supports proposals to separate the roles.

Contested Elections of Directors

Barrow Hanley evaluates a nominee’s qualifications, the incumbent board’s performance, and the rationale behind dissident campaigns, and votes based on maximizing shareholder value.

Classified Boards

Barrow Hanley supports proposals to declassify existing boards, whether proposed by management or shareholders. In most cases we vote against proposals for classified board structures where only part of the board is elected each year.

If a board does not have a committee responsible for governance oversight and the board has not implemented a proposal that received the requisite support, we vote against the entire board. If a proposal requests the board adopt a declassified structure, we vote against all directors and nominees up for election.

Board Diversity

Barrow Hanley supports boards with diverse backgrounds and nominees with relevant experience. Nominating and governance committees should consider diversity within the context of the company and industry. Shareholders are best served when boards make an effort to ensure a constituency that is not only reasonably diverse based on age, race, gender, and ethnicity, but also based on geographic knowledge, industry experience, board tenure and culture. Board diversity is one of many factors considered on a case-by-case basis when reviewing board elections.

Board Tenure

Barrow Hanley believes that independent directors are an important part of good governance. Long term service diminishes a member’s independence. Directors who are serving on a board for 10 consecutive years or more are not considered to be independent.

We recognize that in some cases, a director’s tenure and experience on the board is beneficial to shareholders. Nominees’ tenure on the board is evaluated to determine independence.

Overboarding

Barrow Hanley reviews a nominee’s board commitments on a case-by-case basis and generally votes against nominees who are executives of a public company while serving on three or more public boards or a non-executive who sits on four or more public boards.

Proxy Access

Shareholders’ participation in electing directors enhances a board’s accountability and responsiveness. Long-term investors can benefit from shareholder rights to nominate directors. Such rights should require a minimum percentage ownership (at least 5%) of outstanding shares held for a minimum period (at least three years) to nominate a maximum percentage of (up to 20%) for the board.

Approval of Independent Auditors

Independent auditors are a critical element of good governance. A company’s relationship with its independent auditor should be limited to its audit. Auditors’ fees should be limited to the audit work. Other, closely related activities that do not appear to impair the auditor’s independence may be approved. Barrow Hanley evaluates the circumstances of auditors who have ~~a~~ substantial non-auditing relationship with the company on a case-by-case basis.

Compensation Issues

Compensation Plans should align the interests of long-term shareholders with the interests of management, employees, and directors.

Stock-Based Compensation Plans

Stock-based compensation plans should be administered by an independent committee of the board and approved by shareholders. Barrow Hanley opposes compensation plans that substantially dilute a shareholder’s ownership interest, provides participants with excessive awards, and/or have other objectionable features. Compensation proposals are evaluated on a case-by-case basis using the following factors:

•	The company’s industry group, market capitalization, and competitors’ compensation plans.
•	Requirements for senior executives to hold a minimum amount/percentage of company stock.
•	Requirements for minimum holding periods for stock acquired through equity awards.
•	Performance-vesting awards, indexed options, and/or other grants linked to the company’s performance.
•	Requirements that limit the concentration of equity grants to senior executives and provide for a broad-based plan.
•	Requirements for stock-based compensation plans as a substitute for cash compensation to deliver market-competitive compensation packages.

Bonus Plans

Bonus-based compensation plans should include the following features:

•	Periodic shareholder approval to properly qualify for deductions under Internal Revenue Code Section 162(m).
•	Performance measures relating to key value drivers of the company’s business.
•	Maximum award amounts expressed in dollar amounts.

Bonus plans should not include excessive awards in both absolute and relative terms.

Executive Compensation Plans (Say on Pay)

Say on Pay type of executive compensation programs can effectively link pay and performance and provide competitive compensation opportunities. Say on Pay type plans should state the amount of compensation at risk and the amount of equity-based compensation linked to the company’s performance and include adequate disclosure about the overall compensation structure. Say on Pay type plans should not include significant compensation guarantees and/or compensation that is not sufficiently linked to performance.

Recoupment Provisions (Clawbacks)

Executive compensation programs should be clearly tied to performance and include the following:

•	Detailed bonus recoupment policies to prevent executives from retaining performance-based awards that were not truly earned.
•	Clawback triggers in the event of a restatement of financial results or similar revision of performance indicators upon which bonuses were based.

•	Policies allowing board reviews of performance-related bonuses and awards paid to senior executives during the period covered by a restatement that allows the company to recoup such bonuses if performance goals were not actually achieved.
•	Clawback policies that limit discretion and ensure the integrity of such policies.

Executive Severance Agreement (Golden Parachutes)

Executive compensation should be designed as an incentive for continued employment, should include reasonable severance benefits, and the executive termination packages should be limited to three times salary and bonus, referred to as double-trigger plans.

Guaranteed severance benefits that exceed three times salary and bonus should be disclosed and should require shareholder approval.

Barrow Hanley does not support guaranteed severance benefits without a change in control or arrangements that do not require the executive’s termination, referred to as single-trigger plans.

Employee Stock Purchase Plans

Employee stock purchase plans are effective ways to increase employees’ ownership in the company’s stock. Such plans should not allow for purchases below 85% of the current market value of the shares and should limit shares reserved under the plan to 5% or less of the outstanding shares of the company.

Corporate Structure and Shareholder Rights

Barrow Hanley supports market-based corporate control functions without undue interference from artificial barriers. Shareholders’ rights are a fundamental privilege of equity ownership and should be proportional to economic ownership. Appropriate limits include a shareholder’s ability to act by corporate charter, bylaw provisions, or adoption of certain takeover provisions.

Shareholder Right Plans (Poison Pills)

Poison pill plans can erode shareholder value by limiting a potential acquirer’s ability to purchase a controlling interest in the company without the approval of its board of directors, and/or can serve to entrench incumbent management and directors.

Shareholder rights plans should be designed to enable the board to take appropriate to defensive actions, and should require the following:

•	Shareholder approval within a year of its adoption.
•	Timing limited to 3-5 years.
•	Requirement for shareholder approval for renewal.
•	Reviews by a committee of independent directors at least every three years, referred to as TIDE provisions.
•	Permitted bid or qualified offer features requiring shareholder votes under specific conditions referred to as chewable pills.
•	Reasonable ownership trigger of 15-20%.
•	Highly independent, non-classified boards.

Shareholder rights plans should avoid the following:

•	Long-term defensive features of 5 or more years.
•	Automatic renewals without shareholder approval.
•	Ownership triggers of less than 15%.
•	Classified boards.
•	Boards with limited independence.

Political Contributions and Lobbying

Barrow Hanley evaluates an issuer’s policy and procedures governing political spending and lobbying. Proposals demonstrating insufficient or absent policies and disclosure are opposed.

An Increase in Authorized Shares

Proposals for increases in authorized share amounts should not expose shareholders to excessive dilution and should be limited to increases of up to 20% of the current share authorization.

Cumulative Voting

Cumulative voting should be proportional to the shareholders’ economic investment in the company.

Supermajority Vote Requirements

Shareholders’ rights to approve or reject proposals should be based on a simple majority.

Confidential Voting

Shareholder voting should be conducted in a confidential manner.

Dual Share Classes of Stock

Barrow Hanley opposes dual-class capitalization structures that provide disparate voting rights to shareholders with similar economic interests. Proposals to create separate share classes with different voting rights are opposed. Proposals to dissolve separate share classes are approved.

Shareholder Proposals and ESG Issues

Proposals relating to ESG issues are usually initiated by shareholders seeking disclosure of certain business practices or amendments to certain policies. Barrow Hanley’s policy and Guidelines are designed to provide a framework for assessing the financial materiality of corporate governance, environmental, and social issues. Barrow Hanley supports proposals that improve transparency on issues that can be clearly tied to sustainable resource development, environmental compliance, and workplace safety.

Barrow Hanley subscribes to third party ESG research and scoring databases, including MSCI, Sustainalytics, and IFRS as a tool for rating the financial materiality of ESG factors to support our internal research. Some investments may have a low corporate ranking based on a third party’s profile. Investment in low ranked companies is based on our belief that shareholder engagement is the best way to engage with management and use our influence toward sustainable improvements. Our fundamental analysis identifies areas and issues for engagement with management to improve policies and disclosure.

Barrow Hanley evaluates climate risk and disclosure standards for the companies and industries most exposed to climate change and engages with management and boards to understand the company’s risks and opportunities and where necessary, seeks additional disclosure.

Barrow Hanley considers issues related to human capital to be a company’s most significant risks and opportunities. Boards should disclose and communicate plans to instill inclusive, attractive, and high-retention environment in the company. Barrow Hanley supports inclusive working environments and diversity among employees and supports shareholder proposals that contain comprehensive equal opportunity and anti-discrimination provisions, and reporting on gender-based discrepancies in compensation.

Voting of Non-U.S./Foreign Shares

Although corporate governance standards, disclosure requirements, and voting mechanisms vary greatly among the markets outside the U.S., proposals are evaluated under these Guidelines and consideration of the local market’s standards and best practices.

Exceptions

Glass Lewis is configured to vote consistent with Barrow Hanley’s Guidelines, however, the Proxy Voting Committee permits reasonable exceptions based on the facts, circumstances, and best economic interests of our clients. Exceptions are documented and retained in the Firm’s proxy voting records.

CAUSEWAY CAPITAL MANAGEMENT LLC

PROXY VOTING POLICIES AND PROCEDURES

Overview

As an investment adviser with fiduciary responsibilities to its clients, Causeway Capital Management LLC (“Causeway”) votes the proxies of companies owned by investment vehicles managed and sponsored by Causeway, and institutional and private clients who have granted Causeway such voting authority. Causeway has adopted these Proxy Voting Policies and Procedures to govern how it performs and documents its fiduciary duty regarding the voting of proxies.

Proxies are voted solely in what Causeway believes is the best interests of the client, a fund’s shareholders or, where employee benefit assets are involved, plan participants and beneficiaries (collectively “clients”). Causeway’s intent is to vote proxies, wherever possible to do so, in a manner consistent with its fiduciary obligations. Practicalities involved in international investing may make it impossible at times, and at other times disadvantageous, to vote proxies in every instance.

The Chief Operating Officer of Causeway supervises the proxy voting process. Proxy voting staff monitor upcoming proxy votes, review proxy research, identify potential conflicts of interest and escalate such issues to the Chief Operating Officer, receive input from portfolio managers, and ultimately submit proxy votes in accordance with these Proxy Voting Policies and Procedures. The Chief Operating Officer and President have final decision-making authority over case-by-case votes. To assist in fulfilling its responsibility for voting proxies, Causeway currently uses Institutional Shareholder Services Inc. (“ISS”) for proxy research, which assists the decision-making process, and for proxy voting services, which include organizing and tracking pending proxies, communicating voting decisions to custodian banks, and maintaining records. Causeway will conduct periodic due diligence on ISS and its capacity and competency to provide proxy research and the proxy voting services provided to Causeway.

Proxy Voting Guidelines

Causeway generally votes on specific matters in accordance with the proxy voting guidelines set forth below. However, Causeway reserves the right to vote proxies on behalf of clients on a case-by-case basis if the facts and circumstances so warrant.

Causeway’s proxy voting guidelines are designed to cast votes consistent with certain basic principles: (i) increasing shareholder value; (ii) maintaining or increasing shareholder influence over the board of directors and management; (iii) establishing and enhancing strong and independent boards of directors; (iv) maintaining or increasing the rights of shareholders; and (v) aligning the interests of management and employees with those of shareholders with a view toward the reasonableness of executive compensation and shareholder dilution. Causeway’s guidelines also recognize that a company’s management is charged with day-to-day operations and, therefore, Causeway generally votes on routine business matters in favor of management’s proposals or positions.

-1-	June 30, 2021

Causeway generally votes for:

•	distributions of income

•	appointment of auditors

•	director compensation, unless deemed excessive

•	boards of directors – Causeway generally votes for management’s slate of director nominees. However, it votes against incumbent nominees with poor attendance records, or who have otherwise acted in a manner Causeway believes is not in the best interests of shareholders. Causeway recognizes that, in certain jurisdictions, local law or regulation may influence Board composition.

•	financial results/director and auditor reports

•	share repurchase plans

•	changing corporate names and other similar matters

Causeway generally votes the following matters on a case-by-case basis:

•	amendments to articles of association or other governing documents

•	changes in board or corporate governance structure

•	changes in authorized capital including proposals to issue shares

•	compensation – Causeway believes that it is important that a company’s equity-based compensation plans, including stock option or restricted stock plans, are aligned with the interests of shareholders, including Causeway’s clients, and focus on observable long-term returns. Causeway evaluates compensation plans on a case-by-case basis, with due consideration of potential consequences of a particular compensation plan. Causeway generally opposes packages that it believes provide excessive awards or create excessive shareholder dilution. Causeway generally opposes proposals to reprice options because the underlying stock has fallen in value.

•	social and environmental issues – Causeway believes that it is generally management’s responsibility to address such issues within the context of increasing long-term shareholder value. To the extent that management’s position on a social or environmental issue is inconsistent with increasing long-term shareholder value, Causeway may vote against management or abstain. Causeway may also seek to engage in longer-term dialogue with management on these issues, either separately or in connection with proxy votes on the issue.
-2-	June 30, 2021

•	debt issuance requests

•	mergers, acquisitions and other corporate reorganizations or restructurings

•	changes in state or country of incorporation

•	related party transactions

Causeway generally votes against:

•	anti-takeover mechanisms – Causeway generally opposes anti-takeover mechanisms including poison pills, unequal voting rights plans, staggered boards, provisions requiring supermajority approval of a merger and other matters that are designed to limit the ability of shareholders to approve merger transactions.

Conflicts of Interest

Causeway’s interests may, in certain proxy voting situations, be in conflict with the interests of clients. Causeway may have a conflict if a company that is soliciting a proxy is a client of Causeway or is a major business partner or vendor for Causeway. Causeway may also have a conflict if Causeway personnel have significant business or personal relationships with participants in proxy contests, corporate directors or director candidates.

The Chief Operating Officer determines the issuers with which Causeway may have a significant business relationship. For this purpose, a “significant business relationship” is one that: (1) represents 1.5% or more of Causeway’s prior calendar year gross revenues; (2) represents $2,000,000 or more in payments from a sponsored vehicle during the prior calendar year; or (3) may not directly involve revenue to Causeway or payments from its sponsored vehicles, but is otherwise determined by the Chief Operating Officer to be significant to Causeway or its affiliates or sponsored vehicles, such as a primary service provider of a fund or vehicle managed and sponsored by Causeway, or a significant relationship with the company that might create an incentive for Causeway to vote in favor of management.

The Chief Operating Officer will identify issuers with which Causeway’s employees who are involved in the proxy voting process may have a significant personal or family relationship. For this purpose, a “significant personal or family relationship” is one that would be reasonably likely to influence how Causeway votes proxies.

-3-	June 30, 2021

Proxy voting staff will seek to identify potential conflicts of interest in the first instance and escalate relevant information to the Chief Operating Officer. The Chief Operating Officer will reasonably investigate information relating to conflicts of interest. For purposes of identifying conflicts under this policy, the Chief Operating Officer will rely on publicly available information about Causeway and its affiliates, information about Causeway and its affiliates that is generally known by Causeway’s employees, and other information actually known by the Chief Operating Officer. Absent actual knowledge, the Chief Operating Officer is not required to investigate possible conflicts involving Causeway where the information is (i) non-public, (ii) subject to information blocking procedures, or (iii) otherwise not readily available to the Chief Operating Officer.

Proxy voting staff will maintain a list of issuers with which there may be a conflict and will monitor for potential conflicts of interest on an ongoing basis.

Proxy proposals that are “routine,” such as uncontested elections of directors or those not subject to a vote withholding campaign, meeting formalities, and approvals of annual reports/financial statements are presumed not to involve material conflicts of interest. For non-routine proposals, the Chief Operating Officer in consultation with Causeway’s General Counsel/Chief Compliance Officer decides if they involve a material conflict of interest.

If a proposal is determined to involve a material conflict of interest, Causeway may, but is not required to, obtain instructions from the client on how to vote the proxy or obtain the client’s consent for Causeway’s vote. If Causeway does not seek the client’s instructions or consent, Causeway will vote as follows:

•	If a “for” or “against” or “with management” guideline applies to the proposal, Causeway will vote in accordance with that guideline.

•	If a “for” or “against” or “with management” guideline does not apply to the proposal, Causeway will follow the recommendation of an independent third party such as ISS. If Causeway seeks to follow the recommendation of a third party, the Chief Operating Officer will assess the third party’s capacity and competency to analyze the issue, as well as the third party’s ability to identify and address conflicts of interest it may have with respect to the recommendation.

To monitor potential conflicts of interest regarding the research and recommendations of independent third parties, such as ISS, proxy voting staff will review the third party’s disclosures of significant relationships. The Chief Operating Officer will review proxy votes involving issuers where a significant relationship has been identified by the proxy research provider.

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Practical Limitations Relating to Proxy Voting

While the proxy voting process is well established in the United States and other developed markets with numerous tools and services available to assist an investment manager, voting proxies of non-US companies located in certain jurisdictions may involve a number of problems that may restrict or prevent Causeway’s ability to vote such proxies. These problems include, but are not limited to: (i) proxy statements and ballots being written in a language other than English; (ii) untimely and/or inadequate notice of shareholder meetings relative to deadlines required to submit votes; (iii) restrictions on the ability of holders outside the issuer’s jurisdiction of organization to exercise votes; (iv) requirements to vote proxies in person; (v) restrictions on the sale of the securities for a period of time prior to the shareholder meeting; and (vi) requirements to provide local agents with powers of attorney (which Causeway will typically rely on clients to maintain) to facilitate Causeway’s voting instructions. As a result, Causeway will only use its best efforts to vote clients’ non-US proxies and Causeway may decide not to vote a proxy if it determines that it would be impractical or disadvantageous to do so.

In addition, regarding US and non-US companies, Causeway will not vote proxies if it does not receive adequate information from the client’s custodian in sufficient time to cast the vote.

For clients with securities lending programs, Causeway may not be able to vote proxies for securities that a client has loaned to a third party. Causeway recognizes that clients manage their own securities lending programs. Causeway may, but is not obligated to, notify a client that Causeway is being prevented from voting a proxy due to the securities being on loan. There can be no assurance that such notice will be received in time for the client, if it so chooses, to recall the security.

-5-	June 30, 2021

POLICY PROXY POLICY		POLICY SECTION NUMBER 6.12
Implementation Date January 1, 2009	Revision Date January 1, 2024	Page 1 of 3

6.12 PROXY

Under SEC Rule 206(4)-6, investment advisors have fiduciary obligations to their clients if the advisors have authority to vote their clients’ proxies. Under our standard contractual agreements, Ceredex Value Advisors LLC (“Ceredex” or the “Firm”) is authorized to vote proxies on behalf of client accounts.

The rule requires an investment advisor that exercises voting authority over client proxies to adopt policies and procedures reasonably designed to ensure that the advisor: 1) votes proxies in the best interests of clients, 2) discloses information about those policies and procedures, 3) discloses how clients may obtain information regarding individual security proxy votes cast on their behalf, and 4) maintains appropriate records relating to actual proxy voting.

The Firm has a Proxy Committee (“Committee”) that is responsible for establishing policies and procedures reasonably designed to enable the Firm to ethically and effectively discharge its fiduciary obligation to vote all applicable proxies on behalf of all client accounts and funds where the Firm has proxy voting authority and ensure compliance with all the requirements. Annually (or more often as needed), the Committee will review, reaffirm and/or amend guidelines, strategies and proxy policies for all client accounts, funds and product lines.

The firm votes all shares per the firm Proxy Guidelines unless the client chooses custom guidelines. In the case that a ballot item is not covered under the policy or is coded as case-by-case in Ceredex’s proxy guidelines, a research analyst or portfolio manager will review the available information and will utilize such information, along with knowledge of the company, to make a vote recommendation to the Proxy Committee. The Proxy Committee members consider the information and recommendation and will then vote on that ballot item.

The Firm utilizes a third-party proxy service provider for support services related to the Firm’s proxy voting processes/procedures, which include, but are not limited to:

1.	The collection of proxy material from our clients’ custodians.
2.	The review of proxy proposals and appropriate voting recommendations on behalf of the Firm.
3.	The facilitation of proxy voting, reconciliation, and disclosure, in accordance with the Firm’s proxy policies and the Committee’s direction.
4.	Recordkeeping and voting record retention.

The Firm will continue to utilize all available resources to make well-informed and qualified proxy vote decisions.

POLICY PROXY POLICY		POLICY SECTION NUMBER 6.12
Implementation Date January 1, 2009	Revision Date January 1, 2024	Page 2 of 3

As reflected in the Firm’s proxy guidelines, the Committee will vote proxies in a manner deemed to be in the best economic interest of its clients, as a whole, as shareholders and beneficiaries of those actions.

The Committee recognizes that each proxy vote must be evaluated on its own merits. Factors such as a company’s organizational structure, executive and operational management, Board of Directors structure, corporate culture and governance process, and the impact of economic, environmental and social implications remain considerations in our voting decisions.

The Committee will consider client-specific preferences and/or develop and apply criteria unique to its client base and product lines, where appropriate. As needed, the Firm will communicate this information to its service provider so those clients’ proxies will be voted accordingly. The Committee will review the service provider’s capabilities as agent for the contracted services noted above.

An Independent, Objective Approach to Proxy Issues

The Firm maintains its own proxy guidelines for U.S. domestic proxy voting issues. ERISA accounts will be voted in accordance with the Firm’s U.S. Domestic Proxy Guidelines; as such guidelines include ERISA-specific guidelines and requirements.

The Firm currently provides and maintains the following standard proxy voting guidelines:

U.S. Domestic Proxy Guidelines (applied to both ERISA- and Non-ERISA-related accounts and funds)

Exceptions to Policy

The Firm may choose not to vote proxies in certain situations, or for certain accounts, such as but not limited to when the cost of voting would exceed any anticipated benefit to the respective client(s); when a proxy is received for a client account that has been terminated; when a proxy is received for a security no longer managed; and/or when the exercise of voting rights could restrict the ability of an account’s portfolio manager to freely trade the security in question (for example, in certain foreign jurisdictions known as “blocking markets”).

Conflicts of Interest

Due to the Firm’s diversified client base and product lines, the Committee may determine a potential conflict exists in connection with a proxy vote. The Committee will determine how to address the conflict that may include voting strictly in accordance with policy, voting with management, and/or allowing the third-party service provider to vote in accordance with its guidelines.

POLICY PROXY POLICY		POLICY SECTION NUMBER 6.12
Implementation Date January 1, 2009	Revision Date January 1, 2024	Page 3 of 3

Additional conflicts of interest will be evaluated by the Committee on an individual basis.

Although the Firm does its best to alleviate or diffuse known conflicts, there is no guarantee that all situations have been or will be mitigated through proxy policy incorporation.

Securities Lending Program

The Firm manages assets for several clients (including the Virtus Funds in the Virtus Asset Trust (“Virtus Funds”)) that engage in “securities lending” programs. In a typical securities lending program, clients or funds lend securities from their accounts/portfolios to approved broker-dealers against cash collateral. On behalf of clients and the Virtus Funds, the Firm seeks to balance the economic benefits of continuing to participate in an open securities lending transaction against the inability to vote proxies. On behalf of clients and the Virtus Funds, the Firm will call loaned securities back to vote proxies, or to otherwise obtain rights to vote or consent with respect to a material event affecting securities on loan when the advisor believes it is necessary to vote.

Additional Information

Records Related to Proxy Voting:

All proxy voting records, including policy and procedures, proxy statements, votes cast and any correspondence relative thereto will be maintained in accordance with the applicable provisions of the Investment Advisers Act of 1940 (as amended) and pursuant to the Firm’s Data Retention Policy.

Firm clients:

Individual client Proxy Voting records are available to clients upon request. Proxy Voting Policies and Procedures are available on the firm’s website. For any information related to proxy voting, or to obtain information about specific voting issues, please e-mail at: proxyoperations@virtus.com.

Virtus Funds shareholders:

Shareholders of the Virtus Funds may request fund-related proxy voting information by calling 1-800-243-1574.

XV.	PROXY VOTING
A.	General Proxy Voting Policies
1.	CrossingBridge understands and appreciates the importance of proxy voting. CrossingBridge will endeavor to actively vote proxies.
2.	To the extent that CrossingBridge has discretion to vote the proxies of its Advisory Clients, CrossingBridge will vote any such proxies in what it believes is the best interests of Advisory Clients and Investors (as applicable) and in accordance with the procedures outlined below (as applicable).
B.	Proxy Voting Procedures
(1)	All proxies sent to Advisory Clients that are actually received by CrossingBridge (to vote on behalf of the Advisory Clients) will be provided to the Chief Compliance Officer and/or Portfolio Manager.
(2)	The Chief Compliance Officer and/or Portfolio Manager will generally adhere to the following procedures (subject to limited exception):
a.	A written or electronic record of each voted proxy by CrossingBridge (on behalf of its Advisory Clients) will be kept in CrossingBridge’s files;
b.	The Chief Compliance Officer and/or Portfolio Manager will determine which of CrossingBridge’s Advisory Clients hold the security to which the proxy relates and whether the Advisory Client has its own specific voting guidelines;
c.	The Portfolio Manager will review the proxy and determine how to vote the proxy in question in accordance with the Advisory Client’s guidelines or the guidelines set forth in Section D below.
d.	Prior to voting any proxies, the Portfolio Manager and/or Chief Compliance Officer will determine if there are any conflicts of interest related to the proxy in question in accordance with the general guidelines in Section C below. If a conflict is identified, the Chief Compliance Officer will make a determination (which may be in consultation with outside legal counsel) as to whether the conflict is material or not.
i.	If no material conflict is identified pursuant to these procedures, the Portfolio Manager will make a decision on how to vote the proxy in question in accordance with the guidelines set forth in Section D below.
e.	Although not presently intended to be used on a regular basis, CrossingBridge is empowered to retain an independent third party to vote proxies in certain situations (including situations where a material conflict of interest is identified)

f.	The Portfolio Manager and/or Chief Compliance Officer shall coordinate with Mutual Fund Advisory Clients and such Advisory Client’s Fund Administrator to assist in the preparation of the Mutual Funds proxy voting annual report on Form N-PX.
C.	Handling of Conflicts of Interest
(1)	As stated above, in evaluating how to vote a proxy, the Portfolio Manager and/or the Chief Compliance Officer will first determine whether there is a conflict of interest related to the proxy in question between CrossingBridge and its Advisory Clients. This examination will include (but will not be limited to) an evaluation of whether CrossingBridge (or any affiliate of CrossingBridge) has any relationship with the company (or an affiliate of the company) to which the proxy relates outside an investment in such company by an Advisory Client of CrossingBridge.
(2)	If a conflict is identified and deemed “material” by the Portfolio Manager and/or the Chief Compliance Officer, CrossingBridge will determine whether voting in accordance with the proxy voting guidelines outlined in Section D below is in the best interests of affected Advisory Clients (which may include utilizing an independent third party to vote such proxies).
(3)	With respect to material conflicts, CrossingBridge will determine whether it is appropriate to disclose the conflict to affected Advisory Clients and give them the opportunity to vote the proxies in question themselves except that if the Advisory Client is subject to the requirements of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), and the investment management agreement between CrossingBridge and the ERISA Advisory Client reserves the right to vote proxies when CrossingBridge has determined that a material conflict exists that does affect its best judgment as a fiduciary to the ERISA Advisory Client, CrossingBridge will:
a.	Give the ERISA Advisory Client the opportunity to vote the proxies in question themselves; or
b.	Follow designated special proxy voting procedures related to voting proxies pursuant to the terms of the investment management agreement with such ERISA Advisory Clients (if any).[1]

1 At this time, CrossingBridge does not have any ERISA Advisory Clients.

D.	Voting Guidelines

In the absence of specific voting guidelines mandated by a particular Advisory Client, CrossingBridge will endeavor to vote proxies in what it deems to be the best interests of each Advisory Client.

In some foreign markets where proxy voting demands fee payment for agent services, CrossingBridge will balance the cost and benefit of proxy voting and may give up the proxy voting if the cost associated is greater than the benefits from voting.

(1)	Although voting certain proxies may be subject to the discretion of CrossingBridge, CrossingBridge is of the view that voting proxies in accordance with the following general guidelines is in the best interests of its Advisory Clients:
a.	CrossingBridge will generally vote in favor of routine corporate housekeeping proposals including, but not limited to, the following:
i.	election of directors (where there are no related corporate governance issues);
ii.	selection or reappointment of auditors; or
iii.	increasing or reclassification of common stock.
E.	Disclosure of Procedures

To the extent applicable to CrossingBridge and if CrossingBridge were to engage Advisory Clients other than Mutual Funds, a brief summary of these proxy voting procedures will be included in CrossingBridge’s Form ADV Part 2 and will be updated whenever these policies and procedures are updated. Through the Brochure, Advisory Clients will also be provided with contact information as to how such Advisory Clients can obtain information about: (a) the details of CrossingBridge’s proxy voting procedures (i.e., a copy of these procedures); and (b) how CrossingBridge has voted proxies that are relevant to the affected Advisory Client.

F.	Record-keeping Requirements

The Chief Compliance Officer will be responsible for maintaining files relating to CrossingBridge’s proxy voting procedures. Records will be maintained and preserved for five years from the end of the fiscal year during which the last entry was made on a record, with records for the first two years kept in the offices of CrossingBridge. Records of the following will be included in the files:

(1)	Copies of these proxy voting policies and procedures, and any amendments thereto;
(2)	A copy of each proxy statement that CrossingBridge actually receives; provided, however, that CrossingBridge may rely on obtaining on an as needed basis a copy of proxy statements from the SEC’s EDGAR system or other generally accepted sources for those proxy statements that are so available. As a general rule CrossingBridge relies on the SEC’s EDGAR system, or systems provided by Custodians, or other generally accepted sources.
(3)	A record of each vote that CrossingBridge casts;
(4)	A copy of any document that CrossingBridge created that was material to making a decision how to vote the proxies, or memorializes that decision (if any); and
(5)	A copy of each written request for information on how CrossingBridge voted such Advisory Client’s proxies and a copy of any written response to any request for information on how CrossingBridge voted proxies on behalf of Advisory Clients.

DoubleLine Capital LP

DoubleLine Alternatives LP

DoubleLine ETF Adviser LP

DoubleLine Funds Trust

DoubleLine ETF Trust

DoubleLine Closed-End Funds

Proxy Voting, Corporate Actions and Class Actions Policy

I.	Background

Rule 206(4)-6 of the Investment Advisers Act of 1940, as amended (the “Advisers Act”), requires investment advisers that exercise voting authority with respect to client securities to: (i) adopt and implement written policies and procedures reasonably designed to ensure that client securities are voted in the best interest of clients, which must include how an adviser addresses material conflicts that may arise between an adviser’s interests and those of its clients; (ii) provide a concise summary of its proxy voting policies and procedures and, upon request, furnish a copy of the full policies and procedures to its clients; and (iii) disclose how clients may obtain information with respect to how the adviser voted their securities.

This Proxy Voting, Corporate Actions and Class Actions Policy (the “Proxy Policy”) is adopted by DoubleLine Capital LP, DoubleLine Alternatives LP and DoubleLine ETF Adviser LP (the “Advisers,” or each applicable “Adviser”) to govern the Advisers’ proxy voting, corporate actions and class actions activities involving client investments, and along with the DoubleLine Funds Trust (“DFT”), the DoubleLine ETF Trust (“DET”), the DoubleLine Opportunistic Credit Fund (“DBL”), the DoubleLine Income Solutions Fund (“DSL”), and the DoubleLine Yield Opportunities Fund (“DLY”) (DBL, DSL, and DLY are collectively, the “DoubleLine Closed-End Funds” and together with DFT and DET, each a “Fund,” collectively the “Funds,” and together with the Advisers, “DoubleLine”), to help ensure compliance with applicable disclosure and reporting requirements.

II.	Policy

Employees must handle all proxy voting, corporate actions and class actions (“Proxy Matters”) with reasonable care and diligence, and solely in the best interest of DoubleLine clients. Accordingly, all Proxy Matter proposals must immediately be forwarded to the Trade Management team to ensure that each proposal is processed timely and in accordance with the Proxy Policy.

The Adviser generally will exercise proxy voting, corporate actions and class actions authority on behalf of clients only where the client has expressly delegated such authority in writing. If directed to do so by the client, the Adviser will process each proposal in a manner that seeks to enhance the economic value of client investments.

Proxy Voting Guidelines and Corporate Actions

Designated employees from the Portfolio Management team will review the specific facts and circumstances surrounding each proxy and corporate action proposal to determine a course of action that promotes the best interest of clients (including, if so directed, to maximize the value of client investments). The Advisers adopt the Proxy Voting Guidelines (the “Guidelines,” see Attachment A) as a framework for analyzing proxy and corporate action proposals on a consistent basis.

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The Portfolio Management team may, in their discretion, vote proxies and corporate actions in a manner that is inconsistent with the Guidelines (or instruct applicable parties to do so) when they determine, after conducting reasonable due diligence, that doing so is in the best interest of the client. They may consult with the Proxy Voting Committee (the “Proxy Committee”), DoubleLine senior management or a third-party expert such as a proxy voting service provider to make such determinations.

Class Actions

In the event that a client investment becomes the subject of a class action lawsuit, the Adviser will assess, among other factors, the potential financial impact of participating in such legal action. If the Adviser determines that participating in the class action is in the best interest of the client, the Adviser will recommend that the client or its custodian submit appropriate documentation on the client’s behalf, subject to contractual or other authority. The Adviser may consider other factors in determining whether participation in a class action lawsuit is in the best interest of the client, including (i) the costs that likely would be incurred by the client, (ii) the resources that likely would be expended in participating in the class action, and (iii) other available options for pursuing legal recourse against the issuer. If appropriate, the Adviser may also notify the client about the class action without making a recommendation as to participation, which would allow clients to decide on how to proceed. The Advisers provide no assurance to former clients that applicable class action information will be delivered to them.

Conflicts of Interest

Employees must be diligent with respect to actual and potential conflicts of interest when handling client investments. This covers conflicts between the interests of DoubleLine, employees and clients, including conflicts between two or more clients. As a general matter, conflicts should be avoided where practicable. In cases where it cannot be avoided, the conflict must be mitigated as much as possible and then fully and fairly disclosed to the client, such that the client can make an informed decision and, where applicable, provide an informed consent. As required under the Code of Ethics and the Outside Business Activities and Affiliations Policy, employees must report, and in some cases request pre-approval for, certain transactions, activities and affiliations that may present a conflict of interest. Moreover, employees from the Portfolio Management and Trade Management teams who are directly involved in the implementation of the Proxy Policy and members of the Proxy Committee should seek to identify, and report to the Proxy Committee, any conflict of interest related to any proposal or the Proxy Policy in general.

If a material conflict involving a client is deemed to exist with respect to a proposal, the Proxy Committee will generally seek to resolve such conflicts in the best interest of the applicable client by pursuing any one of the following courses of action: (i) voting (or not voting) in accordance with the Guidelines; (ii) convening a Proxy Committee meeting to assess and implement available measures, including directing the Adviser(s) on how to vote in accordance with a client’s best interest as determined by the Proxy Committee in its sole discretion; (iii) voting in accordance with the recommendation of an independent third-party service provider chosen by the Proxy Committee; (iv) voting (or not voting) in accordance with the instructions of such client; (v) not voting with respect to the proposal if consistent with the Adviser’s fiduciary obligations; or (vi) take any other action as determined appropriate by the Proxy Committee.

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If an Adviser invests the Adviser’s proprietary assets in a Fund with other public shareholders, the Adviser will vote its shares of such Fund in the same proportion as the votes of the other shareholders or by applying one or more of the methods discussed in this Proxy Policy.

Client Inquiries

Employees must immediately forward any inquiry about DoubleLine’s proxy voting policy and practices, including historical voting records, to the Trade Management team. The Trade Management team will record the identity of the client, the date of the request, and the disposition of each request and coordinate the appropriate response with the Investor Services team or other applicable party.

The Adviser shall furnish the information requested, free of charge, to the client within ten (10) business days. A copy of the written response should be attached and maintained with the client’s written request, if applicable, and stored in an appropriate file. Clients can require the delivery of the proxy voting record relevant to their accounts for the five-year period prior to their request.

The Funds are required to furnish a description of the Proxy Policy within three (3) business days of receipt of a shareholder request, by first-class mail or other means designed to ensure equally prompt delivery. The Funds rely upon the fund administrator to process such requests.

The Trade Management team shall forward to the Proxy Committee all Proxy Matter inquiries, including proxy solicitations or an Adviser’s voting intention on a pending proposal, from third parties that are not duly authorized by a client.

III.	Third-Party Proxy Agent

To assist in carrying out its proxy voting obligations, DoubleLine has retained a third-party proxy voting service provider, currently Glass, Lewis & Co. (“Glass Lewis”), as its proxy voting agent. Pursuant to an agreement with DoubleLine, Glass Lewis obtains proxy ballots related to client investments, evaluates the facts and circumstances relating to each proposal and communicates to the Adviser the recommendation from the issuer’s management (where available) and Glass Lewis’ broad recommendation. The Adviser shall vote on proposals in its discretion and in a manner consistent with the Proxy Policy or instructs Glass Lewis to do so on its behalf.

In the event that DoubleLine determines that a recommendation from Glass Lewis (or from any other third-party proxy voting service provider retained by DoubleLine) was based on a material factual error, DoubleLine will investigate the error, taking into account, among other things, the nature of the error and the recommendation, and seek to determine whether the vote or other actions related to the proposal would change in light of the error and whether the service provider is taking reasonable steps to reduce similar errors in the future. DoubleLine will also inform the Proxy Committee of the error to determine if it is a material compliance matter under Rule 206(4)-7 of the Advisers Act or Rule 38a-1 of the Investment Company Act of 1940, as amended (the “1940 Act”), or if further remedial action is necessary.

IV.	Responsible Investment Matters

The Advisers integrate environmental, social and governance (“ESG”) factors into its research and decision-making process to gain a more holistic view of the relevant investment risks, better understand the potential drivers of performance, and strive for better risk-adjusted returns. In particular, the Advisers seek to identify and understand material ESG factors that have a potential financial impact on an issuer and the valuation of client investments. As stewards of client investments, the Advisers view proxy voting

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as an opportunity to influence the financial impact of such material ESG factors (if applicable) and, through the Guidelines, ensure that proposals are consistently reviewed and voted in a manner that seeks to enhance the economic value of client investments. The Advisers also may consider material ESG factors in determining how to address corporate actions and class actions.

V.	Limitations

Securities on Loan

The Adviser may not be able to take action with respect to a proposal when the client’s relevant securities are on loan in accordance with a securities lending program or are controlled by a securities lending agent or custodian acting independently of DoubleLine. In addition, the Adviser will not recall securities if the potential economic impact of the proposal is insignificant or less than the economic benefit gained if the securities remained on loan (such as the interest income from the loan arrangement) or if recalling the securities is otherwise not in the best interest of the client. In the event that the Adviser determines that a proposal could reasonably enhance the economic value of the client’s investment, the Adviser will make reasonable efforts to inform the client and recall the securities. Employees cannot make any representation that any securities on loan will be recalled successfully or in time for submitting a vote on a pending proposal.

Foreign Markets

In certain markets, shares of securities may be blocked or frozen at the custodian or other designated depositary for certain periods typically around the shareholder meeting date. In such cases, the Adviser cannot guarantee that the blocked securities can be processed in time for submitting a vote on a pending proposal. In addition, where the Adviser determines that there are unusual costs to the client or administrative difficulties associated with voting on a proposal, which more typically might be the case with respect to proposals involving non-U.S. issuers and foreign markets, the Adviser reserves the right to not vote on the proposal unless the Adviser determines that the potential benefits exceed the anticipated cost to the client.

Proofs-of-Claim

The Advisers do not complete proofs-of-claim on behalf of clients for current or historical holdings other than for the Funds and private funds offered by DoubleLine; however, an Adviser may provide reasonable assistance to other existing clients by sharing related information that is in the Adviser’s possession. The Advisers do not undertake to complete, or provide any assistance for, proofs-of-claim involving securities that had been held by any former client. The Advisers will complete proofs-of-claim for the Funds and private funds offered by DoubleLine or provide reasonable access to the applicable administrator to file such proofs-of-claim when appropriate.

Contractual Obligations

In certain limited circumstances, particularly in the area of structured finance, the Adviser may, on behalf of clients, enter into voting agreements or other contractual obligations that govern proxy and corporate action proposals. In the event of a conflict between any such contractual requirements and the Guidelines, the Adviser will vote in accordance with its contractual obligations.

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VI.	Other Regulatory Matters and Responsibilities

Form N-PX Filings

A.	Rule 30b1-4 under the 1940 Act requires open-end and closed-end management investment companies to file an annual record of proxies voted on Form N-PX. The Funds shall file Form N-PX in compliance with Rule 30b1-4, including certain requirements which include, but are not limited to, the following:
•	Identification of Proxy Voting Matters – funds must use the same language as the issuer’s proxy card (where a proxy card is required under Rule 14a-4 of the Securities Exchange Act of 1934, as amended, or the “Exchange Act”); and if the matter relates to an election of directors, identify each director separately in the same order as on the proxy card, even if the election of directors is presented as a single matter.
•	Categorization of Voting Matters – funds are required to categorize the votes reported on Form N-PX consistent with a list of categories outlined in the amended form. The categories will be non- exclusive, and funds must select all categories applicable to each proxy matter.
•	Quantitative Disclosures and Securities Lending – funds must disclose the number of shares voted or instructed to be cast (if the fund had not received confirmation of the actual number of votes cast) and how those shares were voted (e.g., for, against or abstain). If the votes were cast in multiple manners (e.g., both for and against), funds will be required to disclose the number of shares voted or instructed to be voted in each manner. Additionally, funds must disclose the number of shares loaned but not recalled and, therefore, not voted by the fund.
•	Structured Data Language – funds must file their reports using a custom XML format.
•	Joint Reporting – funds are permitted to report on its Form N-PX on behalf of a series or a manager so long as the fund presents the complete voting record of each included series separately and provide the required quantitative information for each included manager separately. Funds must also provide certain information (generally, their name and other identifying information such as their legal entity identifier) in the summary page about the included series or managers.
•	Standardized Order – funds must submit information based on the specific Form N-PX format and standardized order of disclosure requirements.
•	Fund Notice Reports – funds are now permitted to indicate on the cover page of Form N-PX if no securities were subject to a vote and, therefore, do not have any proxy votes to report.
•	Website Posting – funds that have a website must make the most recently filed Form N-PX report publicly available as soon as reasonably practicable. Funds may satisfy the requirement by providing a direct link to the relevant HTML-rendered Form N-PX report on EDGAR.
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B.	Rule 14Ad-1 under the Exchange Act requires institutional investment managers subject to section 13(f) of the Exchange Act, which may include certain Advisers, to report annually on Form N-PX how the managers voted proxies relating to executive compensation matters (commonly referred to as “say-on-pay” votes). When reporting say-on-pay votes, managers are required to comply with the other requirements of Form N-PX for their say-on-pay votes (including the new requirements as described above, except that a manager is not required to disclose or provide access to its proxy voting records on its website).

The Legal team shall be primarily responsible for DoubleLine’s Form N-PX filings. DoubleLine may rely on the applicable fund administrator or other service provider to prepare and submit required Form N-PX filings. The Trade Management team shall assist the Legal team and, as necessary, the relevant service provider by furnishing complete and accurate information required under Form N-PX (including by causing such information to be provided by any third-party proxy voting service provider). Form N-PX must be filed each year no later than August 31 and must contain applicable proxy voting records for the most recent twelve-month period ending June 30.

Proxy Voting Disclosures

The Legal team will ensure that (i) a concise summary of the Proxy Policy which includes how conflicts of interest are addressed, and (ii) instructions for obtaining a copy of the Proxy Policy and accessing relevant proxy voting records free of charge (e.g., via a toll-free telephone number, the Funds’ website, etc.) are provided within each Adviser’s Form ADV Part 2A and the Funds’ Statement of Additional Information, registration statement and Form N-CSR, in accordance with applicable legal requirements.

VII.	Policy Governance

DoubleLine established the Proxy Voting Committee to help ensure compliance with the Proxy Policy. The Proxy Committee, whose members include the Chief Risk Officer and the Chief Compliance Officer (or their respective designees), meets on an as-needed basis. The Proxy Committee will (i) monitor compliance with the Proxy Policy, including by periodically sampling Proxy Matters for review, (ii) review, no less frequently than annually, the adequacy of the Proxy Policy to ensure it has been effectively implemented and that it continues to be designed to ensure that Proxy Matters are addressed in a manner that promotes the best interest of clients, (iii) periodically review, as needed, the adequacy and effectiveness of Glass Lewis or other third-party proxy voting service provider retained by DoubleLine, and (iv) review conflicts of interest that may arise under the Proxy Policy, including changes to the businesses of DoubleLine or the service provider retained by DoubleLine to determine whether those changes present new or additional conflicts of interest that should be addressed pursuant to the Proxy Policy.

The Proxy Committee shall have primary responsibility for managing DoubleLine’s relationship with Glass Lewis and any other third-party proxy voting service provider, including overseeing their compliance with the Proxy Policy, as well as reviewing periodically instances in which Glass Lewis does not provide a recommendation with respect to a proposal, or when Glass Lewis commits material errors.

VIII.	Books and Records

The Trade Management team shall maintain all proxy voting records whether internally or through a third party in compliance with Rule 204-2 of the Advisers Act. The Trade Management team will maintain records which include, but are not limited to: (i) copies of each proxy statement that each Adviser receives

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regarding securities held by clients; (ii) a record of each vote that each Adviser cast on behalf of each client; (iii) any documentation that is material to each Adviser’s decision on voting a proxy or that describes the basis for that decision; (iv) a written description of each Adviser’s analysis when deciding to vote a proxy in a manner inconsistent with the Guidelines or when an Adviser has identified a material conflict of interest, (v) each written request from a client for information about how the Adviser voted proxies; and (vi) the Adviser’s written response to each client oral or written request for such information. The Trade Management team shall also ensure that comparable documentation related to corporate actions and class actions involving client investments is maintained.

The Legal team shall maintain investment management agreements which may include the Adviser’s written authorization to process Proxy Matters or client-specified proxy voting guidelines.

DoubleLine must maintain all books and records described in the Proxy Policy for a period of not less than five (5) years from the end of the fiscal year during which the last entry was made on such record, the first two (2) years of which shall be onsite at its place of business.

History of Amendments:

Effective as of November 2025

Approved by the Boards of DFT, DET and DoubleLine Closed-End Funds: November 18, 2025

Effective as of August 2023

Approved by the Boards of DFT, DET and DoubleLine Closed-End Funds: August 17, 2023

Effective as of August 2022

Approved by the Boards of DFT, DET and Closed-End Funds: August 18, 2022

Updated and effective as of May 2022

Approved by the Boards of DFT, DET and Closed-End Funds: May 19, 2022

Updated and effective as of February 15, 2022

Approved by the Boards of DFT, DET, DSL, DBL and DLY: February 15, 2022

Updated and effective as of January 2022

Effective as of January 2021

Approved by the boards of DFT, DSL, DBL and DLY: December 15, 2020

Last reviewed December 2020

Updated and effective as of February 2020

Approved by the boards of DFT, DSL, DBL and DLY: November 21, 2019

Last reviewed November 2019

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Attachment A to the Proxy Voting, Corporate Actions and Class Actions Policy

Effective November 1, 2025

Guidelines

The Advisers have a fiduciary duty to clients, and shall exercise diligence and care, with respect to its proxy voting authority. Accordingly, the Advisers will review each proposal to determine the relevant facts and circumstances and adopt the following guidelines as a framework for analysis in seeking to maximize the value of client investments. The guidelines do not address all potential voting matters and actual votes by the Advisers may vary based on specific facts and circumstances.

A.	Director Elections

Directors play a critical role in ensuring that the company and its management serve the interests of its shareholders by providing leadership and appropriate oversight. We believe that the board of directors should have the requisite industry knowledge, business acumen and understanding of company stakeholders in order to discharge its duties effectively.

Proposal	Shareholder Proposal	Anticipated Vote
Frequency of Elections Electing all directors annually.		For

Uncontested Elections

Voting management nominees, unless the nominee lacks independence or focus, has had chronic absences or presents other material concerns to the detriment of the effectiveness of the board.

For
Majority Voting Allowing majority voting unless incumbent directors must resign if they do not receive a majority vote in an uncontested election.		For
Cumulative Voting Allowing cumulative voting unless the company previously adopted a majority voting policy.		For

Changes in Board Structure

Changing the board structure, such as the process for vacancies or director nominations, or the board size, unless there is an indication that the change is an anti-takeover device, or it diminishes shareholder rights.

For
Stock Ownership Requiring directors to own company shares.	X	Against

Contested Elections

The qualifications of nominees on both slates, management track record and strategic plan for enhancing shareholder value, and company financial performance generally will be considered when voting nominees in a contested election.

	X	Case-by-Case
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B.	Section 14A Say-On-Pay Votes

Current law requires companies to allow shareholders to cast non-binding advisory votes on the compensation for named executive officers, including the frequency of such votes. The Advisers generally support proposals for annual votes, as well as the ratification of executive compensation unless the compensation structure or any prior actions taken by the board or compensation committee warrant a case-by-case analysis.

Proposal	Shareholder Proposal	Anticipated Vote
Frequency of Say-On-Pay Votes Annual shareholder advisory votes regarding executive compensation.	X	For
Compensation Disclosures Seeking additional disclosures related to executive and director pay unless similar information is already provided in existing disclosures or reporting.	X	For

Executive Compensation Advisory

Executive compensation proposals generally will be assessed based on its structure, prevailing industry practice and benchmarks, and any problematic prior pay practices or related issues involving the board/compensation committee.

	X	Case-by-Case

Golden Parachute Advisory

Golden parachute proposals, in general, will be assessed based on the existing change-in-control arrangements, the nature and terms of the triggering event(s) and the amount to be paid.

	X	Case-by-Case

C.	Audit-Related

The Advisers generally support proposals for the selection or ratification of independent auditors, subject to a consideration of any conflicts of interest, poor accounting practices or inaccurate prior opinions and related fees.

Proposal	Shareholder Proposal	Anticipated Vote
Appointment of Auditors Selecting or ratifying independent auditors, unless there is a material conflict of interest, a history of poor accounting practice or inaccurate opinions, or excessive fees.		For
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Proposal	Shareholder Proposal	Anticipated Vote

Non-Audit/Consulting Services

Other alternative service providers, conflicts of interest, and company disclosures are areas of consideration when voting proposals to limit other engagements with auditors.

	X	Case-by-Case

Indemnification of Auditors

Indemnification of auditors generally will be assessed based on the nature of the engagement, the auditor’s work history and field of expertise, and the terms of the agreement such as its impact on the ability of shareholders to pursue legal recourse against the auditor for certain acts or omissions.

	X	Case-by-Case

Rotation of Auditors

Shareholder proposals requiring auditor rotation generally will be assessed based on any audit issues involving the company, the auditor’s tenure with the company, and policies and practices surrounding auditor evaluations.

	X	Case-by-Case

D.	Investment Company Matters

When the Advisers invest the Advisers’ proprietary assets in a DoubleLine Fund with other public shareholders, the Advisers will vote its shares of such fund in the same proportion as the votes of the other shareholders or by applying one or more of the methods discussed in the Proxy Policy. With respect to specific proposals involving the DoubleLine Funds, the Advisers generally support recommendations by the fund’s board unless applicable laws and regulations prohibit the Advisers from doing so.

Proposal	Shareholder Proposal	Anticipated Vote
Share Classes Issuance of new classes or series of shares.		For
Investment Objectives Changing a fundamental investment objective to nonfundamental.		Against

Investment Restrictions

Changing fundamental restrictions to nonfundamental generally will be assessed in consideration of the target investments, reason(s) for the change and its impact on the portfolio.

Case-by-Case
Distribution Agreements Distribution agreements generally will be assessed based on the distributor’s services and reputation, applicable fees, and other terms of the agreement.		Case-by-Case
Investment Advisory Agreements Investment advisory agreements generally will be assessed based on the applicable fees, fund category and investment objective, and performance.		Case-by-Case

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E.	Shareholder Rights and Defenses

The Advisers believe that companies have a fundamental obligation to protect the rights of shareholders. Therefore, the Advisers generally support proposals that hold the board and management accountable in serving the best interest of shareholders and that uphold their rights. However, the Advisers generally will not support proposals from certain shareholders that are hostile, disruptive, or are otherwise counter to the best interest of the Advisers’ clients.

Proposal	Shareholder Proposal	Anticipated Vote
Appraisal Rights Providing shareholders with rights of appraisal.	X	For

Fair Price Provision

Fair price provisions that ensures each shareholder’s securities will be purchased at the same price if the company is acquired in disagreement with the board. However, fair price provisions may not be supported if it is used as an anti-takeover device by the board.

	X	For
Special Meetings Providing or restoring rights to call a special meeting so long as the threshold to call a meeting is no less than 10 percent of outstanding shares.	X	For
Confidential Voting Allowing shareholders to vote confidentially.	X	For
Written Consents Allowing shareholders to act by written consent.	X	For

Greenmail

Adopting anti-greenmail charter or bylaw amendments or otherwise restricting the company’s ability to make greenmail payments for repurchasing shares at a premium to prevent a hostile takeover.

	X	For
Supermajority Vote Requiring a supermajority vote, unless there are disproportionate substantial shareholders that weaken minority votes.		Against

Bundled Proposals

Bundled or conditional proposals generally will be reviewed to determine the benefit or cost of the matters included or if there is a controversy or any matter that is adverse to shareholder interests.

Case-by-Case

Preemptive Rights

Preemptive rights, in general, will be assessed based on the size of the company and its shareholder base, for which larger publicly held companies with a broad shareholder base may be less ideal.

Case-by-Case
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Proposal	Shareholder Proposal	Anticipated Vote

Shareholder Rights Plans (Poison Pills)

Poison pills generally will be assessed based on the company’s governance practices, existing takeover defenses, and the terms of the plan, including the triggering mechanism, duration, and redemption/rescission features. Requests to have shareholders ratify plans generally will be supported.

	X	Case-by-Case

F.	Extraordinary Transactions

Proposals for transactions that may affect the ownership interests or voting rights of shareholders, such as mergers, asset sales and corporate or debt restructuring, will be assessed on a case-by-case basis generally in consideration of the economic outcome for shareholders, the potential dilution of shareholder rights and its impact on corporate governance, among other relevant factors.

Proposal	Shareholder Proposal	Anticipated Vote
Reincorporation Reincorporating in another state or country in support of the rights and economic interests of shareholders.		For

Merger, Corporate Restructuring and Spin Offs

Merger, corporate restructuring and spin off proposals generally will be assessed with the view of maximizing the economic value of shareholder interests. The purchase or sale price and other deal terms will be reviewed, among other factors, to ensure that that the transaction is aligned with the long-term interests of shareholders.

Case-by-Case

Debt Restructuring

The terms of the transaction, current capital markets environment, and conflicts of interest are factors that generally will be considered for ensuring that the proposal enhances the economic value of shareholder interests.

Case-by-Case

Liquidations and Asset Sales

As with other transaction proposals, the long-term economic impact of the transaction will be the focus of review of such proposals and, in general, factors such as the sale price, costs and conflicts of interest will be considered.

Case-by-Case

G.	Capital Structure

The Advisers believe that the prudent management of debt and equity to finance company operations and growth, and which is supportive of shareholders’ rights and economic interests, is critical to financial viability.

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Proposal	Shareholder Proposal	Anticipated Vote
Common Stock Issuing common stock for recapitalizations, stock splits, dividends or otherwise reasonably amending outstanding shares for a specific purpose.		For
Multi-Class Shares Adopting multi-class share structures so long as they have equal voting rights.		For
Repurchase Programs Adopting plans to repurchase shares in the open market unless shareholders cannot participate on equal terms.		For
Blank Check Preferred Stock Allowing the board to issue preferred shares without prior shareholder approval and setting the terms and voting rights of preferred shares at the board’s discretion.		Against

Recapitalization Plans

The rationale and objectives; current capital markets environment; impact on shareholder interests including conversion terms, dividends and voting rights; and any material conflicts of interest are factors that generally will be considered when reviewing proposals to reclassify debt or equity capital.

Case-by-Case

H.	Compensation

The Advisers believe that compensation arrangements should align the economic interests of directors, management, and employees with those of shareholders and consider factors such as (1) local norms, (2) industry- specific practices and performance benchmarks, and (3) the structure of base and incentive compensation. The Advisers generally support transparency (e.g., disclosures related to the performance metrics and how they promote better corporate performance, etc.) and periodic reporting with respect to compensation.

Proposal	Shareholder Proposal	Anticipated Vote
Employee 401 (k) Plan Adopting a 401 (k) plan for employees.		For

Employee Stock Option Plan (ESOP)

Requiring shareholder approval to adopt a broad-based ESOP or to increase outstanding shares for an existing plan unless the allocation of outstanding shares to the ESOP exceeds five percent or 10 percent among all stock-based plans.

For
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Proposal	Shareholder Proposal	Anticipated Vote

Recoupment Provisions (Clawbacks)

Adopting clawback provisions in cases of revised financial results or performance indicators on which prior compensation payments were based, as well as for willful misconduct or violations of law or regulation that result in financial or reputational harm to the company.

	X	For

Limits on Executive or Director Compensation

Setting limits on executive or director compensation unless there is a substantial deviation from industry practice or any problematic issue involving the board/compensation committee or prior pay practices.

	X	Against

Equity-Based and Other Incentive Plans

Incentive plans, in general, will be assessed based on the prevailing local and industry-specific practices and performance benchmarks, the terms of the plan and whether they are aligned with company goals and shareholder interests, the cost of the plan, and the overall compensation structure.

Case-by-Case
Severance Agreements for Executives (Golden Parachutes) Golden parachutes generally will be assessed based on the existing change-in-control arrangements, the nature and terms of the triggering event(s) and the amount to be paid.		Case-by-Case

I.	Corporate Governance

The Advisers believe that authority and accountability for establishing business strategies, corporate policies and compensation generally should rest with the board and management. The independence, qualifications, and integrity of the board as well as the effectiveness of management and their oversight, which must be aligned with shareholder interests, are essential to good governance. The following general guidelines reflect these principles although material environmental, social and governance (ESG) factors, which have a potential financial impact on the company and the valuation of client investments, if any, are also considered.

Proposal	Shareholder Proposal	Anticipated Vote

Quorum Requirements

Establishing a majority requirement, unless shareholder turnout has been an issue, or a reduced quorum is reasonable based on applicable laws or regulations and the market capitalization or ownership structure of the company.

For
Annual Meetings Changing the date, time, or location of annual meetings, unless the proposed schedule or location is unreasonable.		For
Board Size Setting the board size, so long as the proposal is consistent with the prevailing industry practice and applicable laws or regulations.		For
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Proposal	Shareholder Proposal	Anticipated Vote

Proxy Access

Allowing shareholders to nominate director candidates in proxy ballots with reasonable limitations (e.g., minimum percentage and duration of ownership and a cap on board representation) for preventing potential abuse by certain shareholders.

	X	For

Independent Directors

Requiring the board chair and a majority of directors to be

independent directors. Proposals for a lead independent director may be supported in cases where the board chair is not independent.

	X	For
Independent Committees Requiring independent directors exclusively for the audit, compensation, nominating and governance committees.	X	For
Removal of Directors Removing a director without cause.	X	For

Indemnification of Directors and Officers

Indemnifying directors and officers for acts and omissions made in good faith and were believed to be in the best interest of the company. Limitations on liability involving willful misconduct or violations of law or regulation, or a breach of fiduciary duty, generally will be voted against.

For
Term Limits for Directors Imposing term limits on directors unless the director evaluation process is ineffective and related issues persist.	X	Against
Classified Boards Establishing a classified board.		Against
Adjournment of Meetings Providing management the authority to adjourn annual or special meetings without reasonable grounds.		Against
Amendments to Bylaws Giving the board the authority to amend bylaws without shareholder approval.		Against

J.	Environment or Climate

The Advisers would generally consider the recommendations of management for shareholder proposals involving environmental issues as it believes that, in most cases, elected directors and management are in the best position to address such matters. In addition, reporting that provides meaningful information for evaluating the financial impact of environmental policies and practices is generally supported unless it is unduly costly or burdensome or it places the company at a competitive disadvantage. Material ESG factors, which have a potential financial impact on the company and the valuation of client investments, if any, are also considered.

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Proposal	Shareholder Proposal	Anticipated Vote
Environmental and Climate Disclosures Providing environmental/climate-related disclosures and reporting unless it is duplicative or unsuitable.		For

Environmental and Climate Policies

Environmental and climate policies generally will be assessed based on the company’s related governance practices, local and industry-specific practices, the nature and extent of environmental and climate risks applicable to the company, and the economic benefit to shareholders.

Case-by-Case

K.	Human Rights or Human Capital/Workforce

The Advisers would generally consider the recommendations of management for shareholder proposals involving social issues as it believes that, in most cases, elected directors and management are in the best position to address such matters. In addition, reporting that provides meaningful information for evaluating the financial impact of social policies and practices is generally supported unless it is unduly costly or burdensome or it places the company at a competitive disadvantage. Material ESG factors, which have a potential financial impact on the company and the valuation of client investments, if any, are also considered.

Proposal	Shareholder Proposal	Anticipated Vote
Human Rights and Labor Disclosures Providing human rights and labor-related disclosures and reporting unless it is duplicative or unsuitable.		For

Human Rights and Labor Policies

Human rights and labor policies generally will be assessed based on the company’s related governance practices, applicable law or regulations, local and industry-specific practices, the nature and extent of supply chain or reputational risks applicable to the company, and their economic benefit to shareholders.

Case-by-Case

L.	Diversity, Equity, and Inclusion

The Advisers generally support reporting that provides meaningful information for evaluating the financial impact of diversity, equity, and inclusion (DEI) policies and practices unless it is unduly costly or burdensome. For policy proposals, the Advisers will consider existing policies, regulations and applicable local standards and best practices, to determine if they provide an added benefit to shareholders. Material ESG factors, which have a potential financial impact on the company and the valuation of client investments, if any, are also considered.

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Proposal	Shareholder Proposal	Anticipated Vote
DEI Disclosures Providing Equal Employment Opportunity (EEO-1) Reports, and other additional disclosures or reporting unless it is duplicative or unsuitable.		For
Anti-Discrimination Policy Adopting an anti-discrimination and harassment policy.		For
Other DEI Policies Other DEI policies generally will be assessed based on the company’s related governance practices, applicable law or regulations, and local and industry-specific practices.		Case-by-Case

M.	Other Social Issues

Proposal	Shareholder Proposal	Anticipated Vote

Political Contribution and Activities

Political contributions and lobbying activities generally will be reviewed in consideration of legal restrictions and requirements, applicable policies and historical practice, and its cost-benefit to the company. Related disclosures to shareholders generally are supported.

Case-by-Case

Charitable Contributions

Charitable contributions, in general, will be reviewed in consideration of applicable policies and historical practice, conflicts of interests, as well as the cost-benefit of charitable spending. Related disclosures to shareholders generally are supported.

Case-by-Case
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DRIEHAUS CAPITAL MANAGEMENT LLC

SUMMARY OF PROXY VOTING POLICY

MAY 1, 2024

For those clients for whom Driehaus Capital Management LLC (“DCM,”) has undertaken to vote proxies, we retain the final authority and responsibility for such voting. On behalf of our valued clients, we (i) provide our clients with this written summary of our proxy voting policy and our complete proxy voting policy upon request; (ii) disclose to our clients how to obtain voting information; (iii) apply the proxy voting policy consistently; (iv) document the rationale for our votes; (v) maintain records of our voting activities for clients and regulating authorities; (vi) generally aim to vote securities based on a pre-determined voting policy, following the recommendations of an independent third-party proxy advisory firm to avoid conflicts of interest; and (vii) follow a formal process in the event of a deviation from such third-party’s proxy advisory firm’s voting recommendations.

In order to facilitate this proxy voting process, we retain Institutional Shareholder Services Inc. (“ISS”) as a third-party proxy advisory firm to provide in-depth proxy research, vote recommendations and execution, as well as the record keeping necessary for the appropriate management of our client accounts as well as client transparency into the voting activities performed by us on their behalf. ISS is an investment adviser that specializes in providing a variety of fiduciary-level services related to proxy voting. We have ascertained that ISS has the capacity and competency to analyze proxy issues, make vote recommendations in an impartial manner and in the best interests of our clients. ISS offers a selection of voting guidelines including “benchmark” guidelines as well as a number of specialty guidelines. DCM utilizes the benchmark guidelines for vote recommendations and research unless we determine that a specialty policy is more aligned with a specific strategy or if directed otherwise by a client.

DCM’s full proxy voting policy sets forth the general voting guidelines that ISS follows on various issues when there are no company-specific reasons for voting to the contrary. In making the proxy voting decision, there are two overriding considerations: first, the economic impact of the proposal; and second, the best interest impact of a proposal if it were to pass or not pass, as the case may be. ISS performs company-by-company analysis, which means that all votes are reviewed on a case-by-case basis and no issues are considered routine. Each issue is considered in the context of the company under review. DCM generally follows ISS’s recommendations and typically does not use its discretion in making the proxy voting decision. For this reason, client proxies are voted in the clients’ best interests, in accordance with a predetermined policy based upon recommendations of an independent third party, and are not affected by any potential or actual conflict of interest of DCM. If a situation arises in which a DCM portfolio manager wishes to deviate from an ISS recommendation on a proxy voting decision, that portfolio manager must consult with DCM’s general counsel or chief compliance officer in writing and provide: (i) the name of the issuer; (ii) a description of the proposal; (iii) ISS’s voting recommendation; (iv) the reason the portfolio manager believes they are acting in the best interest of clients by voting against the ISS recommendation; and (v) identification of any actual or potential conflicts of interest which do or could exist with respect to the proposal.

DCM seeks to vote proxies for all securities held in accounts for which we retain proxy voting authority. However, in certain markets administrative issues beyond our control may sometimes prevent us from voting such proxies. For example, some markets outside the US require periodic renewals of powers of attorney that local agents must have from our clients prior to implementing voting instructions. In certain instances, we may decline to vote proxies due to certain market considerations, including “share blocking.” DCM generally prefers not to restrict the sale of any shares held within client accounts for proxy voting purposes and it is therefore standard practice for us not to execute proxies for holdings located in countries that engage in share blocking.

In addition, DCM annually, and more frequently if necessary, reviews ISS’s policies and procedures regarding any potential conflicts of interest when making vote recommendations to determine if ISS is acting impartially.

Clients who are interested in obtaining information from DCM on how their securities were voted may contact the Relationship Management Department at 1-800-688-8819. In addition, the Relationship Management Department mails to each client an annual record of all proxies voted on behalf of that client. Clients may also contact the Relationship Management Department if they wish to receive a copy of DCM’s complete proxy voting policy.

Federated Equity management company of pennsylvania AND Federated mdta, llc

January 2026

Proxy Voting Policies

As an investment Adviser with a fiduciary duty to the Fund and its shareholders, the general policy Federated Equity Management Company of Pennsylvania and Federated MDTA, LLC (the “Sub-Adviser”) is to cast proxy votes in favor of management proposals and shareholder proposals that the Sub-Adviser anticipates will enhance the long-term value of the securities being voted in a manner that is consistent with the investment objectives of the Fund. Generally, this will mean voting for proposals that the Sub-Adviser believes will improve the management of a company, increase the rights or preferences of the voted securities, or increase the chance that a premium offer would be made for the company or for the voted securities. This approach to voting proxy proposals will be referred to hereafter as the “General Policy.”

The Sub-Adviser generally votes consistently on the same matter when securities of an issuer are held by multiple client portfolios. However, the Sub-Adviser may vote differently if a client’s investment objectives differ from those of other clients or if a client explicitly instructs the Sub-Adviser to vote differently.

The following examples illustrate how the General Policy may apply to the most common management proposals and shareholder proposals. However, whether the Sub-Adviser supports or opposes a proposal will always depend on a thorough understanding of the Fund’s investment objectives and the specific circumstances described in the proxy statement and other available information.

Corporate Governance

On matters related to the board of directors, generally, the Sub-Adviser will vote to elect nominees to the board in uncontested elections except in certain circumstances, such as where the director: (1) has not attended at least 75% of the board meetings during the previous year; (2) serves as the company’s chief financial officer, unless the company is headquartered in the UK or Ireland where this is market practice; (3) has become “overboarded” (i.e., more than five public company boards for retired executives and more than two such boards for CEOs); (4) is a non-independent, non-executive director on the board of a U.S. domestic issuer where less than two-thirds of the directors are independent; (5) is a non-independent, non-executive director on the board of a foreign issuer where less than half of the directors are independent; (6) is a non-independent member of the audit committee; (7) is the chair of the nominating or governance committee when the roles of chair of the board and CEO are combined and there is no lead independent director; (8) served on the compensation committee during a period in which compensation appears excessive relative to performance and peers; or (9) served on a board that did not implement a shareholder proposal that the Sub-Adviser supported and received more than 50% shareholder support the previous year.

In addition, the Sub-Adviser will generally vote in favor of: (10) a full slate of directors, where the directors are elected as a group and not individually, unless more than half of the nominees are not independent; (11) shareholder proposals to declassify the board of directors; (12) shareholder proposals to require a majority voting standard in the election of directors; (13) shareholder proposals to separate the roles of chair of the board and CEO; (14) a proposal to require a company’s audit committee to be comprised entirely of independent directors; and (15) shareholder proposals to eliminate supermajority voting requirements in company bylaws.

On other matters of corporate governance, generally, the Sub-Adviser will vote: (1) in favor of proposals to grant shareholders the right to call a special meeting if owners of at least 10% of the outstanding stock agree; (2) on a case-by-case basis for shareholder proposals to grant shareholders the right to act by written consent when the company does not already grant shareholders the right to call a special meeting; (3) on a case-by-case basis for proposals to adopt or amend shareholder rights plans (also known as “poison pills”); and (4) in favor of shareholder proposals calling for “Proxy Access,” that is, a bylaw change allowing shareholders owning at least 3% of the outstanding common stock for at least three years to nominate candidates for election to the board of directors.

Notwithstanding the above, the Sub-Adviser may vote in a manner that diverges from the General Policy based on its evaluation of the specific facts and circumstances of the vote. For example, if a Federated Hermes investment professional has insights into a proxy voting issue as it relates to a specific portfolio company, the investment professional may determine to vote in a manner that contravenes the guidelines set out in the General Policy. The process for casting such votes will be overseen by the Proxy Voting Committee. See further the Proxy Voting Procedures below.

Shareholder Proposals on Environmental and Social Issues

The Sub-Adviser will vote shareholder proposals of an environmental or social nature on a case-by-case basis. The Sub-Adviser’s general approach to analyzing these proposals calls for considering the language of the proposal, and whether it is overly prescriptive, the financial materiality of the proposal’s objective and the practices followed by the company’s industry peers. This analysis utilizes research reports from the Sub-Adviser’s proxy service providers, company filings, as well as reports published by the company and other outside organizations.

Environmental

The Sub-Adviser will generally support proposals calling for enhanced reporting on the company’s business practices, including policies, strategic initiatives and oversight mechanisms, related to environmental risks. To reach a final voting decision, the Sub-Adviser will take into consideration:

■	The company’s current level of publicly available disclosure;
■	Whether the company has formally committed to implementation of a reporting program based on well-established, generally accepted frameworks;
■	Whether the company’s current level of disclosure is comparable to that of industry peers; and
■	Whether there are significant controversies or litigation associated with the company’s environmental performance.

Social

The Sub-Adviser will generally support resolutions in the social category when they call for measures to enhance disclosure that would enable investors to make high-quality risk assessments of the company’s social issues, such as their human capital management practices. The Sub-Adviser will generally oppose proposals calling for a change in the company’s product line or methods of distribution.

Political Activities

The Sub-Adviser will generally support enhanced disclosure of policies, practices and oversight of corporate political activity when the current level of disclosure falls short of disclosure provided by industry peers. The Sub-Adviser will oppose proposals prohibiting the company’s participation in any part of the political process, such as making political contributions and joining trade associations.

Capital Structure

On matters of capital structure, generally, the Sub-Adviser will vote: (1) on a case-by-case basis for proposals to authorize the issuance of new shares if not connected to an M&A transaction and the potential dilution is more than 10%; (2) against proposals to create multiple-class voting structures where one class has superior voting rights to the other classes; (3) in favor of proposals to authorize reverse stock splits unless the amount of authorized shares is not also reduced proportionately. Some foreign issuers annually request shareholders to approve general share issuance authorities as a matter of routine business. On these matters, the Sub-Adviser will vote in favor of proposals to authorize issuance of shares with and without pre-emptive rights unless the size of the authorities would unreasonably dilute existing shareholders.

Executive Compensation

Votes on executive compensation come in many forms, including, but not limited to: advisory votes on U.S. executive compensation plans (“Say On Pay”); advisory and binding votes on the design or implementation of non-U.S. executive remuneration plans; and votes to approve new equity plans or amendments to existing plans. Generally, the Sub-Adviser will support compensation arrangements that are believed to sufficiently align executive compensation outcomes with the company’s long-term performance.

Say On Pay

The Sub-Adviser will generally vote in favor of these proposals unless the plan has failed to align executive compensation with corporate performance, or the design of the plan is likely to lead to misalignment in the future. We support the principle of an annual shareholder vote on executive pay and will generally vote accordingly on proposals which set the frequency of the Say On Pay vote.

Remuneration Policy

In some markets, shareholders are provided a vote on the remuneration policy, which sets out the structural elements of a company’s executive compensation plan on a forward-looking basis. The Sub-Adviser will generally support these proposals unless:

■	The design of the remuneration policy fails to appropriately link executive compensation with corporate performance and shareholder value;
■	Total compensation appears excessive relative to the company’s industry peer group considering local market dynamics; or
■	There is insufficient disclosure to enable an informed judgment, particularly as it relates to the disclosure of the maximum amounts of compensation that may be awarded.

Remuneration Report

Markets with remuneration policy proposals typically also feature proposals which request shareholders to approve the annual remuneration report. The remuneration report provides shareholders with details concerning the implementation in the previous year of the remuneration policy. The Sub-Adviser will generally support these proposals unless:

■	Implementation decisions during the period in question are not appropriately aligned with corporate performance and shareholder value; or
■	The level of disclosure is not sufficient to permit an evaluation of the company’s pay practices in the period covered by the report.

Equity Plans

The Sub-Adviser will generally vote in favor of equity plan proposals unless they:

■	Result in unreasonable dilution to existing shareholders;
■	Permit replacement of “underwater” options with new options on more favorable terms for the recipient; or
■	Omit the criteria for determining the granting or vesting of awards.

M&A Activity

On matters relating to corporate transactions, the Sub-Adviser will generally vote in favor of mergers, acquisitions, and sales of assets if the Sub-Adviser’s analysis of the proposed business strategy and the transaction price would have a positive impact on the total return for shareholders.

Contested Elections

If a shareholders meeting is contested – that is, shareholders are presented with director nominees from company management and nominees from one or more dissident shareholders – the Sub-Adviser will analyze the proposed business strategies of both groups and vote in a way that maximizes expected total return for the Fund.

Cost/Benefit Analysis

In addition, the Sub-Adviser will not vote any proxy if it determines that the consequences or costs of voting outweigh the potential benefit of voting. For example, if a foreign market requires shareholders voting proxies to retain the voted shares until the meeting date (thereby rendering the shares “illiquid” for some period), the Sub-Adviser will not vote proxies for such shares. In addition, the Sub-Adviser is not obligated to incur any expense to send a representative to a shareholder meeting or to translate proxy materials into English.

Securities Lending Recall

A Fund may elect to participate in their own securities lending arrangements, which would be facilitated by the investment Adviser for the Fund. To the extent that such securities are out on loan, the Sub-Adviser does not have the right to vote those securities. In general, the Sub-Adviser has no information about the securities that have been lent out pursuant to the Fund’s securities lending program and that are therefore unavailable to be voted. Accordingly, the proxies for those securities that are out on loan may not be voted by the Sub-Adviser.

Issuer Feedback

The Sub-Adviser will consider feedback from issuers on the voting recommendations of the Sub-Adviser’s proxy service provider(s) if the feedback is provided at least five days before the voting cut-off date.

Best Efforts

If proxies are not delivered in a timely or otherwise appropriate basis, the Sub-Adviser may not be able to vote a particular proxy.

For Federated MDTA, LLC, the Sub-Adviser, which employs a quantitative investment strategy for certain funds or accounts that does not make use of qualitative research (“Non-Qualitative Accounts”), the Sub-Adviser may not have the kind of research to make decisions about how to vote proxies for them. Therefore, the Sub-Adviser will vote the proxies of these Non-Qualitative Accounts as follows: (a) in accordance with the Standard Voting Instructions (defined below); (b) if the Sub-Adviser is casting votes for the same proxy on behalf of a regular qualitative account and a Non-Qualitative Account, the Non-Qualitative Account would vote in the same manner as the regular qualitative account; (c) if neither of the first two conditions apply, as the proxy service provider is recommending; and (d) if none of the previous conditions apply, as recommended by the Proxy Voting Committee.

Proxy Voting Procedures

The Sub-Adviser has established a Proxy Voting Committee (“Proxy Committee”), to exercise all voting discretion granted to the Sub-Adviser by the Board in accordance with the proxy voting policies. To assist it in carrying out the day-to-day operations related to proxy voting, the Proxy Committee has created the Proxy Voting Management Group (PVMG). The day-to-day operations related to proxy voting are carried out by the Proxy Voting Team (PVT) and overseen by the PVMG. The PVT comprises a team of professionals who specialize in proxy voting and corporate governance best practices. In addition to managing the operational aspects of proxy vote execution, the PVT’s responsibilities include: engaging with investee companies on proxy voting and corporate governance matters; managing the relationship with, and monitoring the effectiveness of, Federated Hermes’ proxy service providers, and reporting on these to the PVMG and the Proxy Committee; providing input on specific case-by-case vote decisions made by the Sub-Adviser’s investment professionals; facilitating the proxy voting process, including by presenting the proxy voting decisions made by the Sub-Adviser’s investment professionals to the Proxy Committee; preparing proxy voting data for filing on Form N-PX with the U.S. Securities and Exchange Commission; providing proxy voting reports to clients and investment companies as they are requested from time to time; and, keeping the Proxy Committee informed of any emerging or developing issues related to corporate governance and proxy voting to guide future policy development.

The Sub-Adviser has compiled a list of specific voting instructions based on the General Policy (the “Standard Voting Instructions”). The Standard Voting Instructions and any modifications to them are approved by the Proxy Committee. The Standard Voting Instructions may call for an investment professional to review the ballot question and provide a voting recommendation to the Proxy Committee. The foregoing notwithstanding, the Proxy Committee always has the authority to determine a final voting decision.

The Sub-Adviser has hired a proxy voting service provider (“proxy voting service”) to perform various proxy voting related administrative services such as ballot reconciliation, vote processing, and recordkeeping functions. The Proxy Committee has supplied the proxy service provider with the Standard Voting Instructions. The Proxy Committee retains the right to modify the Standard Voting Instructions at any time or to vote contrary to them at any time to cast proxy votes in a manner that the Proxy Committee believes is in accordance with the General Policy. If the Standard Voting Instructions require case-by-case handling for a proposal, the PVT will work with the investment professionals and the proxy service provider to develop a voting recommendation for the Proxy Committee and to communicate the Proxy Committee’s final voting decision to the proxy service provider. Further, if the Standard Voting Instructions require the PVT to analyze a ballot question and make the final voting decision, the PVT will report such votes to the Proxy Committee on a quarterly basis for review.

Conflicts of Interest

The Sub-Adviser has adopted procedures to address situations where a matter on which a proxy is sought may present a potential conflict between the interests of the Fund (and its shareholders) and those of the Sub-Adviser or Distributor. This may occur where a significant business relationship exists between the Sub-Adviser (or its affiliates) and a company involved with a proxy vote.

A company that is a proponent, opponent, or the subject of a proxy vote, and which to the knowledge of the Proxy Committee has this type of significant business relationship, is referred to below as an “Interested Company.”

The Sub-Adviser has implemented the following procedures to avoid concerns that the conflicting interests of the Sub-Adviser or its affiliates have influenced proxy votes. Any employee of the Sub-Adviser or its affiliates who is contacted by an Interested Company regarding proxies to be voted by the Sub-Adviser must refer the Interested Company to a member of the Proxy Committee and must inform the Interested Company that the Proxy Committee has exclusive authority to determine how the proxy will be voted. Any Proxy Committee member contacted by an Interested Company must report it to the full Proxy Committee and provide a written summary of the communication. This requirement includes engagement meetings with investee companies and does not include communications with proxy solicitation firms. Under no circumstances will the Proxy Committee or any member of the Proxy Committee make a commitment to an Interested Company regarding the voting of proxies or disclose to an Interested Company how the Proxy Committee has directed such proxies to be voted. If the Standard Voting Instructions already provide specific direction on the proposal in question, the Proxy Committee shall not alter or amend such directions. If the Standard Voting Instructions require the Proxy Committee to provide further direction, the Proxy Committee shall do so in accordance with the proxy voting policies, without regard for the interests of the Sub-Adviser with respect to the Interested Company. If the Proxy Committee provides any direction as to the voting of proxies relating to a proposal affecting an Interested Company, it must disclose annually to the Fund’s Board information regarding: the significant business relationship; any material communication with the Interested Company; the matter(s) voted on; and how, and why, the Sub-Adviser voted as it did. In certain circumstances it may be appropriate for the Sub-Adviser to vote in the same proportion as all other shareholders, as to not affect the outcome beyond helping to establish a quorum at the shareholders’ meeting. This is referred to as “proportional voting.” If the Fund owns shares of another Federated Hermes mutual fund, generally the Sub-Adviser will proportionally vote the client’s proxies for that fund or seek direction from the Board or the client on how the proposal should be voted. If the Fund owns shares of an unaffiliated mutual fund, the Sub-Adviser may proportionally vote the Fund’s proxies for that fund depending on the size of the position. If the Fund owns shares of an unaffiliated exchange-traded fund, the Sub-Adviser will proportionally vote the Fund’s proxies for that fund.

Downstream Affiliates

If the Proxy Committee gives further direction, or seeks to vote contrary to the Standard Voting Instructions, for a proxy relating to a portfolio company in which the Fund owns more than 10% of the portfolio company’s outstanding voting securities at the time of the vote (“Downstream Affiliate”), the Proxy Committee must first receive guidance from counsel to the Proxy Committee as to whether any relationship between the Sub-Adviser and the portfolio company, other than such ownership of the portfolio company’s securities, gives rise to an actual conflict of interest. If counsel determines that an actual conflict exists, the Proxy Committee must address any such conflict with the executive committee of the board of directors or trustees of any investment company client prior to taking any action on the proxy at issue.

Proxy Advisors’ Conflicts of Interest

Proxy advisory firms may have significant business relationships with the subjects of their research and voting recommendations. For example, a significant vendor for a proxy advisory firm may be a public company with an upcoming shareholders’ meeting, and the proxy advisory firm has published a research report which includes voting recommendations. In another example, a proxy advisory firm consulting client may be a public company on which the proxy advisory firm will write a research report, with voting recommendations, for its institutional clients. These and similar situations give rise to an actual or apparent conflict of interest.

To mitigate concerns that the conflicting interests of proxy advisory firms have influenced their proxy voting recommendations, the Sub-Adviser will take the following steps:

■	A due diligence team made up of employees of the Sub-Adviser and/or its affiliates will meet with its primary proxy advisor on an annual basis and determine through a review of their policies and procedures and through inquiry that they have established a system of internal controls that provide reasonable assurance that their voting recommendations are not influenced by their various conflicts of interest.
■	If a proxy advisory firm provides material consulting services to corporate issuers, the PVT will annually review a sample of the proxy advisor’s research reports on those issuers which are consulting clients to assess potential bias in its voting recommendations. If evidence of bias is found, the results of the examination will be presented to the Proxy Voting Management Group and a decision would be made as to the further use of that advisory firm’s research reports.
■	Whenever the standard voting guidelines call for voting a proposal in accordance with a proxy advisory firm’s recommendation and the proxy advisory firm has disclosed that they have a conflict of interest with respect to that issuer, the PVT will take the following steps: (a) the PVT will obtain a copy of the research report published by an alternative proxy advisory firm for that issuer; and (b) the Director of Proxy Voting, or their designee, will review both proxy advisory firm research reports and determine what vote will be cast. The PVT will report all proxies voted in this manner to the Proxy Committee on a quarterly basis. Alternatively, the PVT may seek direction from the Committee on how the proposal shall be voted.

Proxy Voting Report

A report on “Form N-PX” of how the Fund voted any proxies during the most recent 12-month period ended June 30 is available via the SEC’s website at www.sec.gov.

PROXY VOTING POLICY

4.1       Overview

This proxy voting policy and related procedures apply to clients who desire Gateway Investment Advisers, LLC (Gateway) to vote proxies on their behalf, including registered investment companies advised (or sub-advised) by Gateway. Questions regarding this policy should be directed to Gateway’s CCO.

4.2        Introduction

Gateway recognizes that voting rights are financial assets of its clients and that they must be managed accordingly; with voting decisions being made in the best interests of its clients who wish Gateway to exercise such authority and of shareholders of the registered investment companies for which it acts as adviser or sub-adviser (hereinafter referred collectively as “Clients”). Gateway, in turn, has retained Institutional Shareholder Services (ISS) as its proxy agent to recommend how to vote each proxy as well as administer the voting of proxies on behalf of Gateway.

4.3        Role of Proxy Voting Agent

Gateway has engaged ISS, an independent proxy voting service, to assist in the voting of proxies. ISS is responsible for coordinating with each Client’s custodian to ensure that all proxy ballots relating to a Client’s portfolio are processed in a timely manner. To accommodate this process, Gateway has instructed ISS to follow the ISS United States Proxy Voting Guidelines and to automatically vote in accordance with ISS’ vote recommendations no later than five (5) calendar days prior to the vote submission deadline without Gateway’s prior approval.

ISS, with its vast research capabilities, has developed its U.S. and global proxy voting guidelines, which provide vote recommendations for proxy voting, that are designed to serve the best interests of investors. These guidelines outline the rationale for determining how particular issues should be voted. Gateway’s CIO, on an annual basis, will determine whether ISS’ applicable proxy guidelines continue to be in the best interests of Gateway’s Clients. Gateway will instruct ISS to vote in accordance with these guidelines unless at least one of the following conditions apply:

A.	Gateway’s portfolio management team has decided to override the ISS vote recommendation for a Client(s) based on its own determination that the Client(s) would best be served with a vote contrary to the ISS recommendation based on Gateway’s higher degree of analysis of ISS’ vote recommendation. Such decision(s) will be documented by Gateway (and communicated to ISS if a decision(s) led to a vote override). Gateway’s CIO will determine, on an annual basis, as to which classification level an ISS vote recommendation should be analyzed further by Gateway (which may include highly contested matters regarding mergers and acquisitions, dissolutions, conversions, consolidations, or contested elections of directors); or

B.	Gateway’s portfolio management team has decided to override ISS’ vote recommendation for a Client(s) based on its own determination that the Client(s) would best be served with a vote contrary to ISS’ recommendation based on Gateway’s consideration of certain additional information. Specifically, in the event Gateway becomes aware that an issuer has filed additional soliciting material with the SEC regarding ISS’ vote recommendation and if such additional information would reasonably be expected to affect Gateway’s voting determination, Gateway will consider this supplemental information if such additional material was submitted to Gateway via ISS no later than five (5) calendar days prior to the vote submission deadline. Only additional information from issuers that apply to the classification levels determined by the CIO would be considered information reasonably expected to affect Gateway’s voting determination. Information received within the five (5) calendar days before the cutoff time frame, but before the vote submission deadline, may be considered, but only on a best-efforts basis. Decision(s) as to whether this additional information affects whether or not Gateway follows ISS’ vote recommendation will be documented by Gateway (and communicated to ISS if the analysis led to a vote override); or

C.	ISS does not give a vote recommendation, in which case Gateway will independently determine how a particular issue should be voted. In these instances, Gateway, through its portfolio management team, will document the reason(s) used in determining a vote and communicate Gateway’s voting instruction to ISS. Gateway will generally seek to vote in accordance with ISS’ guidelines; or

D.	If voting on any particular security compromises Gateway’s ability to later transact in such security (e.g. shareblocking practices) or if, in Gateway’s judgment, the expected cost associated with the vote exceeds the expected benefits of the vote (e.g. non-U.S. security restrictions), then Gateway will abstain from voting on a particular security; or

E.	If voting would impose costs on the Client, such as opportunity costs for the Client resulting from restricting the use of securities for lending in order to preserve the right to vote, then Gateway will not make efforts to vote these securities on behalf of the Client.

4.4        Conflicts of Interest

From time to time, Gateway or an employee or another affiliate of Gateway may have a conflict of interest with respect to a proxy vote. A conflict of interest may exist, for example, if Gateway has a business relationship (or potential business relationship) with either the company soliciting the proxy or a third party that has a material interest in the outcome of a proxy vote or that is actively lobbying for a particular outcome of a proxy vote. Any individual with knowledge of any actual or potential conflict of interest, such as a personal conflict of interest (e.g., familial relationship with company management) or of a business relationship (e.g., Gateway is the investment manager to a soliciting company), shall disclose that conflict to the Legal and Compliance Department. In the event of a reported conflict, the Legal and Compliance Department will determine and record how the proxies in question shall be voted; although it is expected that ISS vote recommendations will be followed unless a determination to vote contrary to ISS is documented.

From time to time, ISS experiences conflicts of interest with respect to proxy votes. A conflict of interest can exist, for example, if a subsidiary of ISS has a business consultant relationship with an issuer and ISS is determining a vote recommendation on the same issuer. Gateway has formalized due diligence processes in place to determine, on an annual basis, if ISS’ efforts to mitigate such conflicts are reasonable.

4.5       Due Diligence of Proxy Adviser

Gateway will follow formalized procedures to undertake continuing due diligence of ISS, both in the areas of research and the administrative tasks of proxy voting.

4.6       Record Retention Requirements

A.	In accordance with Rule 204-2(c)(2) under the Investment Advisers Act of 1940, as amended, Gateway will maintain the following records for a period of not less than five years:

1.	This Gateway proxy voting policy;
2.	Records of Clients’ written requests for this policy and/or their voting record;
3.	Gateway’s written response to such written or oral requests; and in instances that arise due to circumstances describe in Section 4.3 A, B and C, a memo as to how Gateway arrived at its decision to vote the proxies at issue.

B.	ISS will make and retain, on Gateway’s behalf (as evidenced by an undertaking from ISS to provide a copy promptly upon request), the following documents:

1.	A copy of a proxy statement*;
2.	A record of each vote cast by Gateway on behalf of a Client; and
3.	A copy of any document that was material to making a decision how to vote proxies on behalf of a Client or that memorialized the basis of that decision.

*Gateway may also rely on obtaining a copy from the EDGAR system.

4.7       How to Obtain Voting Information

At any time, a Client may obtain this Proxy Voting Policy along with ISS’ Proxy Voting Guidelines Summary and his or her voting record upon the Client’s written or oral request to Gateway.

Effective Date: February 15, 2008, revised December 11, 2008, revised February 18, 2015, revised February 28, 2021, revised June 23, 2022.

Man Group Global Proxy Voting Policy Summary February 2026

Each of Man Group plc’s investment managers1 (‘Man Group’) have adopted policies and procedures to ensure that any proxy voted on behalf of clients is voted in a manner which is in the best interests of such clients.

Proxy votes that may be voted at Man’s discretion, or where Man has been specifically instructed by a client to vote proxies, will be evaluated and Man will seek to vote in the best interest of the relevant Proxy Client(s). It should be noted that there may be times whereby Man invests in the same securities/assets while managing different investment strategies and/or clients. Accordingly, it may be appropriate in certain cases that such securities/assets are voted differently across different investment strategies and/or clients, based on their respective investment thesis and other portfolio considerations.

It should be noted that Man will only vote proxies on securities and other portfolio assets currently held by clients or in which clients have an economic interest. Proxies received for securities that are loaned out or are on contract for difference/swap will generally not be voted.2 In addition, from time to time clients may hold equity positions purely for financing purposes. The net result of these holdings is that the client has no economic interest in the issuer and as such Man will refrain from voting. Furthermore, Man Group may refrain from voting a proxy when it is determined that the cost of voting the proxy exceeds the expected benefit to the client

In addition, on an on-going basis Man will endeavour to identify material conflicts of interest, if any, which may arise between Man and one or more issuers of clients’ portfolio securities, with respect to votes proposed by and/or affecting such issuer(s), in order to ensure that all votes are voted in the overall best interest of clients.

Man has established Stewardship and Proxy Voting Committees that are responsible for resolving proxy voting issues when deemed necessary; making proxy voting decisions where a material conflict of interest may exist; monitoring compliance with The Global Proxy Voting Policy (the “Policy”); and setting new and/or modifying existing policies. Compliance will undertake monitoring of the Stewardship team’s conflict resolution process (such as the proxy watch list) where potential conflicts of interest may exist.

Man Group has appointed, and will appoint from time to time, one or more proxy voting service companies, to provide it with proxy voting services for certain Proxy Clients. Where applicable, Man Group will generally vote proxies for the relevant Proxy Clients in accordance with Man Group’s Proxy Voting Policy guidelines, unless otherwise specifically instructed to vote otherwise by the Portfolio Manager or such Proxy Client.

Man Group maintains documentation memorializing the decision to vote a proxy in a manner different from what is stated in the relevant proxy voting guidelines. Documentation is also maintained for all proxies that are not voted for Proxy Clients and the reasons therefore where Man Group has been instructed by the Proxy Client to vote.

Man Group’s Proxy Voting Policy (the “Policy”) is active uniformly firm-wide across all relevant investment capabilities.

The Policy uses the Glass Lewis standard policy as the base but applies a number of additional guidelines that target specific areas where we believe higher standards should be promoted.

The Glass Lewis standard proxy voting guidelines can be found on Glass Lewis’ website at:

https://www.glasslewis.com/voting-policies-current/

The Man Group Global Proxy Voting Policy guidelines are summarised in the table below:

[1]	For purposes of this policy, Man Group plc investment managers include GLG Partners LP, GLG LLC, AHL Partners LLP and Numeric Investors LLC.
[2]	On a case-by-case basis, stock may be recalled in order to vote.
Man Group Global Proxy Voting Policy Summary | 1

Key Areas	Man Group Global Proxy Voting Policy Guidelines
Merit, fairness and equality[3]

US, Canada, UK, Australia, Europe:

•     At companies included in standard market indices, we will generally vote against the nomination committee chair and/or members when the board of directors is not at least one-third gender diverse, unless the company demonstrates broader board diversity through, for instance, ethnic representation, disclosed plans to achieve diversity objectives, inclusion of diverse profiles in board candidate search process, or gender diversity at the executive level.

•     At companies listed in other market indices, we will generally vote against the nomination committee chair and/or members when there is not at least one woman on the board of directors.

Japan:

At companies included in standard market indices, we will generally vote against the nomination committee chair and/or members when the board of directors is not at least 15% gender diverse.

Human Rights

We will generally vote against the ESG committee or equivalent when a company is in breach of UN Global Compact (UNGC) compact and/or OECD guidelines.

For companies on the Man human rights watchlist[4], we will generally vote against the ESG committee or equivalent if the company does not have a human rights policy that is aligned with international standards, such as the Universal Declaration of Human Rights (UDHR), or ILO conventions.

Climate Change

For Man transition laggards[5,6], we will generally vote against the ESG committee or equivalent if:

•     The company lacks board oversight of climate

•     The company has not set a net zero target

•     The company does not report their disclosures in line with the Task Force on Climate-Related Financial Disclosures (TCFD) or the Sustainability Accounting Standards Board (SASB)

Executive Compensation

We will generally vote against executive compensation policies if there is insufficient disclosure, significant disconnect between pay and performance, lack of sufficiently stretching targets, excessive discretion, ex gratia, non-contractual payments or guaranteed bonuses, excessive quantum, excessive and unjustified increases in base salary, or lack of structural safeguarding mechanisms such as clawback and malus policies.

For Man transition laggards [5,6], we will generally vote against executive compensation policies if remuneration awards are not linked to climate indicators.

Board Tenure and Refreshment	We will generally vote against members of the nomination and/or governance committees wherein the board has an average tenure of greater than 10 years and there have been no new nominees in the last 5 years.
Shareholder Proposals	We will generally support shareholder proposals that request additional disclosure or promote environmentally or socially positive outcomes where we believe the company is mismanaging the relevant issue or lagging its peers, and where we consider it reasonable to expect the company to take the requested action.

Upon request, clients may receive a copy of Man Group’s Global Proxy Voting Policy and/or information regarding the manner in which securities held in their account were voted by contacting their Man Group representative at globalproxyvotingclientservices@man.com.

[3]	Vote decisions are reviewed on a case-by-case basis based on factors including, but not limited to, local laws, regulations and market standards.
[4]	Companies in sub-industries where human rights are material as defined by our ESG service provider
[5]	As defined by Man Group’s proprietary transition score.
[6]	The climate guidelines mainly apply to executive compensation and director elections; they take into account a company’s size and sector to ensure that shareholders execute votes that make sense from a financial perspective in the context of a company’s operations. Using our internal data capabilities, we have developed a proprietary transition score to identify a list of transition laggards operating in climate material sectors that receive the highest degree of focus.
Man Group Global Proxy Voting Policy Summary | 2

Proxy Voting Guidelines Summary

The proxy voting guidelines contained herein are a sampling of select, key guidelines and are not all inclusive. We will review our proxy voting policies and guidelines from time to time and may adopt changes. Proxy questions are considered within the individual circumstances of the issuer and therefore it is possible that individual circumstances might mean that a given proxy ballot could be voted differently than what is generally done in other cases. Clients may contact their Client Service Officer or the Compliance Office by calling (617) 468-6700 or via e-mail at clientservice@leewardinvest.com or compliance@leewardinvest.com for a copy of our most current guidelines or to obtain a record of how proxies were voted for their account.

1.	Board of Directors:

Voting on Director Nominees in Uncontested Elections

Generally vote For director nominees except under the following circumstances, which may result in a vote Against or Withhold:

•	Independent directors make up less than a majority of directors
•	Company lacks an audit, compensation, or nominating committee
•	Nominee attended less than 75% of board and committee meetings
•	Nominee sits on more than 5 public company boards
•	Actions of Nominee or committees on which Nominee serves are inconsistent with principles of good governance such as failing to act on a shareholder proposal receiving majority vote or not acting on takeover offers where majority of shares are tendered

Voting for Director Nominees in Contested Elections

Vote Case-By-Case on the election of directors in contested elections, considering the following:

•	Management’s track record;
•	Background to the contested election;
•	Qualifications of Director nominee(s);
•	Strategic plan of dissident slate and quality of critique against management;
•	Likelihood that the proposed goals and objectives can be achieved; and
•	Stock ownership positions

Overboarded Directors

Generally vote Against or Withhold from individual directors who sit on more than five company boards; or CEOs of public companies who sit on boards of more than two companies besides their own.

Classified Boards

Generally vote For proposals to declassify boards and vote Against or Withhold for directors who adopt classified board structures.

Update: April 2026	1

Proxy Access

Generally vote For management or shareholder approval for proxy access incorporating the following guidelines:

•	Nominating group should hold no less than 3% of company’s outstanding shares for a minimum of 3 years
•	Proposed nominees represent no more than 25% of the board

Independent Chair (Separate CEO/Chair)

Generally, vote For shareholder proposals requiring that the chairman position be filled by an independent director unless there are substantial reasons to recommend against the proposal, such as counterbalancing governance structure.

Majority Vote Shareholder Proposals

Generally vote For binding resolutions requesting that the board change the company’s bylaws to stipulate that the director needs to be elected with an affirmative majority of votes cast.

2.	Audit-related Items:

Audit Committee related items

Generally, vote For members of the Audit Committee unless:

•	Non-audit fees paid to auditor are excessive
•	Company receives an adverse opinion on financial statements
•	Evidence of inappropriate indemnification language that limits ability of the company or shareholders to pursue legal recourse against audit firm

Vote Case-By-Case on members of the Audit Committee and potentially the full board if:

•	Poor accounting practices result in fraud, misapplication of GAAP, and/or other material weaknesses

Auditor Ratification

Generally vote For proposals to ratify auditors unless:

•	Auditor lacks independence;
•	There is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company’s financial position;
•	Poor accounting practices are identified such as fraud, misapplication of GAAP and material weaknesses are identified; or
•	Fees for non-audit services exceed audit and audit-related fees

Vote Case-By-Case on shareholder proposals asking companies to prohibit or limit their auditors from engaging in non-audit services.

3.	Shareholder Rights and Defenses:

Advanced Notice Requirements for Shareholder Proposals/Nominations

Vote Case-By-Case on advance notice proposals, giving support to proposals that allow shareholders to submit proposals/nominations reasonably close to the meeting date within the broadest window possible.

Update: April 2026	2

Poison Pills

Generally vote For shareholder proposals requesting that the company submit its poison pill to a shareholder vote or redeem it unless the company has (1) a shareholder approved poison pill in place or (2) the company has adopted a policy concerning the adoption of a pill in the future specifying that the board will only adopt a poison pill if shareholders have approved the adoption of the plan or the board determines that it is in the best interest of shareholders to adopt a pill without delay.

Vote Case-By-Case on management proposals on poison pill ratification, focusing on the features of the shareholder rights plan.

Supermajority Vote Requirements

Generally vote For proposals to reduce supermajority vote requirements and conversely vote against proposals to impose a supermajority vote.

Shareholder Ability to Call Special Meetings

Generally vote for proposals that provide shareholders with the ability to call special meetings and against proposals to restrict this ability.

4.	Capital and Corporate Structure:

Common Stock Authorization

Vote Case-By-Case on proposals to increase the number of shares of common stock authorized for issuance.

Dual Class Structure

Generally vote Against proposals to create a new class of common stock or preferred stock with superior voting rights with limited exceptions.

Share Repurchase Programs

Vote For management proposals to institute open market repurchase plans in which all shareholders may participate on equal terms.

Mergers and Acquisitions

Vote Case-By-Case for mergers and acquisitions, review and evaluate the merits and drawbacks of the proposed transaction balancing various and sometimes countervailing factors including:

•	Valuation;
•	Market reaction;
•	Strategic rationale;
•	Negotiations and process;
•	Conflicts of interest; and
•	Governance

5.	Compensation:

Compensation Committee related items

In the absence of an Advisory vote on executive compensation, vote Against or Withhold on members of the Compensation Committee or potentially the full board if:

Update: April 2026	3

•	There is significant misalignment between CEO pay and company performance
•	Company maintains problematic pay practices related to non-performance based compensation elements, incentives that motivate excessive risk taking and options backdating
•	Board exhibits significant level of poor communication and responsiveness to shareholders
•	Company fails to submit one-time transfer of stock options to shareholder vote
•	Company fails to fulfill terms of burn rate commitment made to shareholders

Vote Case-By-Case on members of the Compensation Committee and the MSOP proposal if the Company’s previous say-on-pay proposal received support of less than 70% of votes cast, taking into account:

•	Discloser of engagement efforts with major institutional shareholders regarding issues that led to low level of support
•	Specific actions to address issues that contributed to low level of support
•	Other recent compensation practices
•	Whether the issues raised are recurring or isolated
•	Company’s ownership structure
•	Whether support level was less than 50%,

Advisory Vote on Executive Compensation (Say-on-Pay) Management Proposals

Vote Case-By-Case on ballot items related to executive pay and practices

Vote Against Advisory Votes on Executive Compensation (MSOP) if:

•	There is significant misalignment between CEO pay and company performance
•	Company maintains problematic pay practices
•	Board exhibits significant level of poor communication and responsiveness to shareholders

Advisory Vote on Executive Compensation (Say-on-Pay) Management Proposals (continued)

Vote Against or Withhold from members of the Compensation Committee if:

•	There is no MSOP on the ballot
•	Board fails to adequately respond to a previous MSOP proposal that received less than 70% support
•	The company has poor compensation practices

Vote For annual advisory votes on compensation.

Executive Severance Plans/Golden Parachutes

Vote Case-by Case on shareholder proposals requiring executive severance, including change-in-control (“golden parachutes”), arrangements or payments be submitted for shareholder ratification. Factors considered in existing severance provisions and whether the company has already implemented adequate safeguards against problematic or excessive severance.

Employee Stock Purchase Plans

Vote For employee stock purchase plans where the stock purchase price is at least 85% of fair market value, the offering period is 27 months or less, and the number of shares allocated to the plan is 10 percent or less of the company’s outstanding shares.

Update: April 2026	4

Option Exchange Programs/Re-pricing Options

Vote Case-By-Case on management proposals seeking approval to exchange/re-price options. Vote For shareholder proposals to put options repricing to a shareholder vote.

6.	Social and Environmental Issues:

Our general approach on social and environmental issues is to vote case-by-case taking into account factors such as impact on shareholder value, significance of company’s business affected by the proposal, impact on company reputation, response by company peers to similar issues, whether the company has already responded to a similar proposal or the degree to which disclosure is currently available to shareholders, or whether proprietary or confidential information would be disclosed.

Say on Climate Management (and Shareholder) Proposals

Vote case-by-case on management proposals that request shareholders to approve company’s climate transition plan, taking into account a wide range of information on the company’s climate-related disclosures, rigor of its transition plan, greenhouse gas (“GHG”) emissions targets and other relevant disclosures.

Vote case-by-case on shareholder proposals that request the company to disclose its GHG emissions levels and reduction targets and/or it transition plans.

Greenhouse Gas (“GHG”) Emissions

Vote case-by-case on proposals requesting that a company disclose information on the financial, physical, or regulatory risks it faces related to climate change on its operations and investments, or for proposals requesting a report on GHG emissions from company operations and/or products.

Sustainability Reporting

Generally vote For proposals requesting that a company report on its policies, initiatives, and oversight mechanisms related to social, economic, and environmental sustainability.

Other issues that fall under this category, and for which we generally vote case-by-case, include proposals on:

•	Company’s political spending, lobbying efforts and charitable contributions
•	Animal welfare practices
•	Energy efficiency and renewable energy
•	Equal employment opportunity and discrimination
•	Product safety and hazardous materials
•	Data Security, Privacy, and Internet Issues

7.	Conflicts of Interest:

Conflicts of interest could exist when the Firm holds a security issued by a client in client portfolios, and the Firm is required to vote that security. When there is a potential conflict with a client, the Firm will look to these guidelines and the ISS recommendation for voting guidance.

Update: April 2026	5

Proxy Voting Policy and Procedures

The following proxy voting policy sets forth our general principles and our process for voting on securities held in client accounts where LMCG Investments, LLC (‘LMCG”) has discretion to vote proxies. Our authority to vote proxies on behalf of our clients is established by our advisory contract or comparable documents. In addition to SEC requirements governing advisers, our proxy voting policies reflect the long-standing fiduciary standards and responsibilities for ERISA accounts as well.

General Principles

In order to set a framework within which proxy questions should be considered and voted, the following general principles should be applied:

•	As a fiduciary under ERISA or otherwise, the discretion to vote proxies for a client’s account should be exercised keeping in mind a fiduciary’s duty to use its best efforts to preserve or enhance the value of the client’s account. LMCG votes proxy ballots with the goal of fostering the interests of the client or the participants in the case of an ERISA account.

•	Proxy questions are considered within the individual circumstances of the issuer. It is possible that individual circumstances might mean that a given proxy ballot could be voted differently than what is generally done in other cases.

•	It is LMCG’s general policy that, when given authority to vote proxies for a client’s account, we must be authorized to vote all proxies for the account in our discretion. We do not generally accept partial voting authority or instructions from clients on how to vote on specific issues. Certain clients may direct us to vote proxies in accordance with a specific set of guidelines or recommendations appropriate to their circumstances in which case we will not have voting discretion but will facilitate voting in accordance with a client’s direction. Our clients may wish to retain proxy voting authority and vote their own proxies in order to satisfy their individual corporate governance goals.

LMCG has hired Institutional Shareholder Services, Inc. (“ISS”), a third-party proxy voting vendor, to facilitate voting of proxy ballots based on guidelines established by LMCG. LMCG relies on ISS’ proxy voting guidelines. While it is not an exhaustive list, it is intended to serve as the foundation on which we make most of our proxy voting decisions. These guidelines are available upon request. LMCG will from time to time review our Proxy Voting Policy and ISS’ guidelines and may adopt changes as needed.

Process

LMCG is responsible for fair and accurate proxy voting and for ensuring that proxy ballots are voted in a timely manner. LMCG’s Operations team works with ISS and oversees the proxy voting process. LMCG ensures that proxy voting is taking place, records are being maintained and that reporting and required filings are being made as necessary.

For proxy voting on behalf of private client accounts, LMCG may follow an accepted industry practice of voting shares on a rolled-up basis when the same security is held across multiple client accounts. In general, this process is utilized when numerous accounts are held at the same custodian bank. For accounts in which proxy ballots are voted in this manner, proxy votes are reported in the aggregate.

Limitations

LMCG may abstain from voting a client proxy if, in its opinion, the value obtained by voting the proxy is outweighed by the unique cost or the operational or trading constraints to a client account or situation. In accordance with fiduciary duties, LMCG weighs the costs and benefits of voting certain proxy proposals and makes an informed decision with respect to whether voting a given proxy proposal is prudent.

Last amended: February 2026	1

Some of LMCG’s clients engage in securities lending programs under which shares of an issuer may be on loan while that issuer is conducting a proxy solicitation. Shares that are on loan are not eligible to be voted. Generally, LMCG does not recall shares out on loan and therefore, shares that are on loan over record date are not voted. Additionally, LMCG may purchase a company’s “non-voting” shares. In this case, the shares are not eligible to be voted.

Proxy voting in some foreign countries requires “share blocking”, which prevents selling of the shares for a period around the date of the annual meeting. LMCG feels that the risks associated with loss of liquidity outweigh the benefits of voting a proxy ballot. Therefore, in general, LMCG will not vote proxy ballots in countries that require share blocking.

Conflicts of Interest

LMCG recognizes that the potential for conflicts of interest could arise in situations where we have discretion to vote client proxies and where LMCG has material business relationships or material personal or family relationships. A conflict of interest may arise when client portfolios hold shares of a publicly traded company that is also an LMCG client. To address potential conflicts, we have established a Proxy Voting Committee (“Committee”). The Committee consists of representatives from the Compliance and Operations departments including the Chief Compliance Officer, Head of Operations and relevant Portfolio Manager (or their designee). The Committee will use reasonable efforts to determine whether a potential conflict exists, including maintaining a list of clients or securities that may pose a potential conflict.

Securities identified as potential conflicts will be provided to ISS and flagged on the proxy voting system. Members of the Committee will receive a weekly email from ISS notifying them of a proxy vote taking place on a security from the list. Generally, votes cast for a security that represents a potential conflict of interest will default to LMCG’s standard voting policies. If a portfolio manager wishes to change the vote, the rationale for the change must be provided in writing to the Committee and the Committee will review the request for conflicts. If no conflicts exist, the Committee will authorize the Operations team to process the vote change. All meeting minutes and Committee decisions will be kept by the designated Committee member.

Recordkeeping

LMCG shall maintain proxy voting records pursuant to Section 206-2 of the Advisers Act. Such records will include a copy of policies and procedures, proxy statements, a record of each vote that is cast, any document created that was material to the decision on how to vote, as well as a copy of client requests for proxy voting information and responses to such requests. LMCG’s Compliance Office also relies on ISS to provide certain proxy voting details promptly upon request in order to respond to certain requests for information or records.

Last amended: February 2026	2

PROXY VOTING POLICY

March 2026

APPLIES TO:

• Lord, Abbett & Co. LLC, and its advisory affiliates (the “Lord Abbett Advisers”)

• Lord Abbett Family of Funds

• Lord Abbett Alternatives Funds

Risks Addressed By This Policy:

• Proxies are not voted in the best interests of clients.

• Proxies are not identified and voted in a timely manner.

• Conflicts between an adviser’s interests and those of the client are not identified and addressed.

RELEVANT LAW AND OTHER SOURCES

• Rule 206(4)-6 of the Investment Advisers Act

• Rule 204-2 of the Investment Advisers Act

• Rule 14Ad-1 of the Securities Exchange Act

• Form N-PX

RELATED POLICIES AND PROCEDURES

• Conflicts of Interest Policy

• Sustainable Investing at Lord Abbett: Our Approach

I.	POLICY SCOPE

Lord, Abbett & Co. LLC, and its advisory affiliates (the “Lord Abbett Advisers”) view proxy voting as an important element of the portfolio management services they provide to advisory clients who have granted the Lord Abbett Advisers with the authority to vote proxies on their behalf. The Lord Abbett Advisers will vote proxies in a prudent and diligent manner and in the best interests of clients in accordance with their fiduciary obligations or in accordance with written client instructions, if applicable. In this regard, the Lord Abbett Advisers seek to ensure that all votes are free from unwarranted and inappropriate influences. Accordingly, the guiding principle of the Lord Abbett Advisers’ approach to proxy voting is the belief that effective proxy voting creates a sound corporate governance framework that best serves the long-term interests of a company’s shareholders. Proxy voting decisions are made with the objective of enhancing long-term investment performance, rather than to advance non-investment objectives.

This Proxy Voting Policy (the “Policy”) and the related proxy voting guidelines set forth in Appendix A (the “Guidelines”) were developed to implement the Lord Abbett Advisers’ proxy voting philosophy and address a broad range of issues that arise most frequently. These Guidelines are not exhaustive, and these Guidelines represent our general views. The Lord Abbett Advisers will vote in their discretion on any specific proposal consistent with a client’s long term best interest. The Lord Abbett Advisers are not obligated to vote pursuant to the Guidelines, and, when voting, will review each matter on a case-by-case basis. In limited circumstances, such as when voting options are constrained or adequate information is unavailable or in connection with certain conflicts of interest (as determined by the SPC (as defined below)), the Lord Abbett Advisers may determine that abstaining is the most appropriate course of action.

This policy is proprietary and may not be distributed to, or shared with, any third-parties, unless required by applicable law or approved by Lord Abbett Global Compliance.

PROXY VOTING POLICY

Certain terms used in this Policy are defined in Section VII.

II.	OVERVIEW

Investment teams vote proxies on behalf of: (i) pooled investment vehicles advised by a Lord Abbett Adviser, including the Lord Abbett Family of Funds and the Lord Abbett Alternatives Funds (the “Lord Abbett Funds”); and (ii) advisory clients that have explicitly granted a Lord Abbett Adviser the authority to vote proxies on their behalf. The Lord Abbett Advisers will generally vote proxies in accordance with the Guidelines, unless the client has provided specific proxy voting instructions in writing.

•	Securities held across multiple client accounts: When multiple investment teams manage one or more portfolios that hold the same voting security, the Proxy Governance Team may engage with the investment teams, as needed, to determine a vote recommendation. In these situations, the Lord Abbett Advisers will generally vote with the investment team that manages the largest number of shares of the security.

•	Foreign security considerations: Voting proxies of companies located in certain jurisdictions may raise issues that will restrict or prevent the ability to vote such proxies or entail significant costs. These issues include but are not limited to: (i) ballots written in a language other than English: (ii) untimely or insufficient notice of shareholder meetings; and (iii) restrictions on the ability of holders outside the issuer’s jurisdiction of organization to exercise votes. Accordingly, a Lord Abbett Adviser will vote non-U.S. proxies on a reasonable best-efforts basis only, after weighing the costs and benefits of voting such proxies.

In certain foreign jurisdictions the voting of proxies can result in other restrictions that have an economic impact or cost to the security, such as “share blocking.” Share blocking would prevent a Lord Abbett Adviser from selling the shares of the foreign security for a period of time if the Lord Abbett Adviser votes the proxy. In determining whether to vote proxies subject to such restrictions, the Lord Abbett Advisers, in consultation with the Proxy Governance Team, consider whether the vote itself or together with the votes of other shareholders, is expected to have an effect on the value of the investment that will outweigh the cost of voting. Accordingly, the Lord Abbett Advisers may determine not to vote such proxies.

•	Securities lending: Certain Lord Abbett Funds may participate in a securities lending program. In circumstances where shares are on loan, the voting rights of those shares are transferred to the borrower. A Lord Abbett Adviser will generally attempt to recall all securities that are on loan prior to the meeting record date, so that the relevant Fund will be entitled to vote those shares. However, a Lord Abbett Adviser may be unable to recall shares or may choose not to recall shares for several reasons, including if timely notice of a meeting is not received or if the Lord Abbett Adviser determines that the opportunity for the Fund to generate securities lending revenue outweighs the benefits of voting.

Clients other than the Lord Abbett Funds may participate in externally managed securities lending programs. In these cases, client preference, operational processes, and other factors determine whether the loaned securities are recalled.

This policy is proprietary and may not be distributed to, or shared with, any third-parties, unless required by applicable law or approved by Lord Abbett Global Compliance.

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PROXY VOTING POLICY

•	Funds of funds: Certain Lord Abbett Funds are structured as funds of funds and invest their assets primarily in other Lord Abbett Funds (the “Funds of Funds”). Accordingly, a Fund of Funds is a shareholder in an underlying Lord Abbett Fund (the “Underlying Fund”) and may be requested to vote on a matter pertaining to such Underlying Fund. With respect to any such scenario, the Fund of Funds shall vote its shares of the Underlying Fund in accordance with the recommendation set forth in the proxy statement.

A Fund of Funds may also invest in funds that are not affiliated with the Fund of Funds (the “Unaffiliated Underlying Fund”). If a Fund of Fund’s ownership in an Unaffiliated Underlying Fund exceeds 25% of the voting securities of the Unaffiliated Underlying Fund (10% for a business development company or closed end fund), the Fund of Funds will vote its shares in the Unaffiliated Underlying Fund in the same proportion as the votes of all other shareholders of the Unaffiliated Underlying Fund.

III.	CONFLICTS OF INTEREST

There may be occasions where voting a proxy may present a perceived or actual conflict of interest between the Firm, including the Lord Abbett Advisers, and one or more clients or vendors. For example:

•	Firm-level: A conflict of interest may exist if the Firm has a material business relationship with either the issuer soliciting the proxy or a third party that has a material interest in the outcome of a proxy vote or that is actively lobbying for a particular outcome of a proxy vote. Such relationships may include, among others, when the company soliciting the proxy is a client or serves as a vendor or service provider to the Firm, a Lord Abbett Adviser, or the Lord Abbett Funds.

When Firm-level conflicts exist, it is possible that by voting against the company management recommendations, the Firm may lose revenue or jeopardize a strategic business relationship.

•	Individual: A conflict may exist where a Firm employee has a known personal or business relationship with participants in proxy contests, corporate directors or candidates for directorship. Firm employees must always act in the best interests of clients and must avoid any situation that gives rise to an actual or perceived conflict of interest.

Individuals with proxy voting responsibilities must report any known personal or business conflicts of interest regarding proxy issues with which they are involved to the Proxy Governance Team. In such instances, the individual(s) with the conflict will be excluded from the decision-making process relating to such issues.

When conflicts of interest arise in connection with proxy voting, the Firm’s Standards & Practices Committee (“SPC”) serves as the primary point of escalation. (See Section IV).

This policy is proprietary and may not be distributed to, or shared with, any third-parties, unless required by applicable law or approved by Lord Abbett Global Compliance.

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IV.	PROXY GOVERNANCE: OVERSIGHT AND ADMINISTRATION

Proxy Governance Team

The Proxy Governance Team oversees the proxy voting process. Absent a conflict of interest, the Proxy Governance Team will review all relevant information pursuant to the voting process and communicate the decision to the Proxy Service Provider.

Proxy Service Provider

The Lord Abbett Advisers have retained an independent third-party service provider (the “Proxy Service Provider”) to analyze proxy issues and recommend how to vote on those issues, and to support the administration of the proxy process.

When voting proxies, the Lord Abbett Advisers consider the recommendations of the Proxy Service Provider but make an independent voting decision while taking into account the best interest of clients, including the Lord Abbett Funds and their shareholders.

The Proxy Governance Team is also responsible for oversight of the Proxy Service Provider and performs periodic due diligence which includes conflicts of interest, methodologies for developing vote recommendations, changes in leadership and resources.

Standards & Practices Committee

The SPC serves as a point of escalation for proxy voting matters that pose a conflict of interest and involve a vote in favor of company management’s recommendation. In those circumstances, the matter shall be reviewed by the SPC for resolution of the issue. SPC will consider the recommendation of the Proxy Service Provider as well as the best interest of clients, including the Lord Abbett Funds and their shareholders.

V.	OTHER MATTERS

Material Non-Public Information

On occasion, a proxy solicitor may contact investment or other personnel in advance of the distribution of proxy solicitation materials to solicit support for certain proposals. This contact and subsequent discussion may result in the receipt of material, non-public information by the investment person or other recipient. In such a case, Global Compliance must be contacted immediately, and such information may not be shared with others at the Firm, and no trading or recommendation regarding trading may be done or made while in possession of such information, in each case without the approval of Global Compliance.

In certain circumstances, it may be appropriate to share the Lord Abbett Advisers’ general approach to voting certain issues. However, employees are prohibited from disclosing to proxy solicitors or other third parties how a Lord Abbett Adviser is expecting to vote during a pre-solicitation communication without the prior approval of Global Compliance. Employees who are contacted in advance of the distribution of proxy solicitation materials must contact the Proxy Governance Team immediately.

This policy is proprietary and may not be distributed to, or shared with, any third-parties, unless required by applicable law or approved by Lord Abbett Global Compliance.

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PROXY VOTING POLICY

Shareholder Resolutions

The Lord Abbett Advisers may consider sponsoring or co-sponsoring a shareholder resolution to address an issue of concern if engagement and proxy voting are deemed to be ineffective. In such a case, the Legal Department must be consulted.

VI.	REGULATORY FILINGS AND REPORTING

Filings

The Lord Abbett Advisers make their proxy voting records publicly available in compliance with applicable regulatory requirements and industry best practices:

•	The Lord Abbett Funds and the applicable Lord Abbett Alternatives Funds shall annually disclose their proxy voting record for the most recent 12-month period ended June 30 on Form N-PX and shall post a link to the completed Form N-PX on the Lord Abbett Funds’ public website.
•	The Lord Abbett Advisers that are Form 13F filers shall annually report on Form N-PX how it voted proxies concerning certain shareholder advisory votes on executive compensation (“say on pay”).
•	If a Lord Abbett Adviser serves as a sub-adviser to a registered investment company with a Form N-PX filing requirement (a “Sub-Advised Fund”), the Lord Abbett Adviser shall, upon request, promptly furnish the Sub-Advised Fund’s proxy voting information to the sponsor of the Sub-Advised Fund.

Reporting

At least annually (and if applicable) the Proxy Governance Team shall provide the Boards of the Lord Abbett Funds with a proxy voting report which shall include, among other things, the results of the most recently completed proxy voting season, conflicts of interest resolution, including conflicts that were escalated to the SPC and the outcome of such votes, proxies involving foreign securities, proxies involving securities on loan, enhancements or changes made to this Policy or the Guidelines and any other proxy voting information that the Boards or their counsel shall request.

VII.	DEFINED TERMS

Firm means Lord, Abbett & Co. LLC, and its affiliates.

Investment Advisers Act means the U.S. Investment Advisers Act of 1940, as amended.

Investment Company Act means the U.S. Investment Company Act of 1940, as amended.

Lord Abbett Advisers means Lord, Abbett & Co. LLC, and its advisory affiliates.

Lord Abbett Alternatives Funds means the family of funds consisting of: (i) closed-end investment companies that have elected to be regulated as business development companies under the Investment Company Act and advised by a Lord Abbett Adviser, and (ii) the closed-end interval funds registered under the Investment Company and advised by a Lord Abbett Adviser.

This policy is proprietary and may not be distributed to, or shared with, any third-parties, unless required by applicable law or approved by Lord Abbett Global Compliance.

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Lord Abbett Family of Funds means the family of open-end mutual funds registered under the Investment Company Act and advised by a Lord Abbett Adviser.

Lord Abbett Funds means collectively, the Lord Abbett Family of Funds and the Lord Abbett Alternative Funds.

Proxy Governance Team means the team within the Office of the Chief Operating Officer (Investments) that is responsible for the oversight of the proxy voting process for the Lord Abbett Advisers.

SEC means the U.S. Securities and Exchange Commission.

Securities Act means the U.S. Securities Act of 1933, as amended.

This policy is proprietary and may not be distributed to, or shared with, any third-parties, unless required by applicable law or approved by Lord Abbett Global Compliance.

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APPENDIX A

PROXY VOTING GUIDELINES

The Lord Abbett Advisers’ Proxy Voting Guidelines pertaining to specific issues are set forth below. Proposals will generally be voted consistent with these Guidelines but may deviate based on the facts and circumstances of the matter under consideration.

Corporate Governance

Investors and businesses have benefited from positive changes in corporate governance. Shareholders have taken a more active role in businesses in which they invest, and companies are communicating more with shareholders. Companies are more conscious of the need for transparent and effective governance policies, and there has been progress in the evolution of these practices. Companies with a principled governance approach are better positioned to manage the risks inherent in business and recognize opportunities that help deliver sustainable growth and returns for shareholders. In formulating an approach, the Lord Abbett Advisers are focused on best practice standards for governance, including industry approved frameworks and guidance.

Directors

A company’s board of directors oversees all aspects of its business. Companies and, under certain circumstances, their shareholders, may nominate directors for election by shareholders. In evaluating the candidacy of a director nominee to the board of a company, the Lord Abbett Advisers will consider the following factors, among others:

•	the nominee’s experience, qualifications, attributes, and skills, as disclosed in the company’s proxy statement;
•	the composition of the board and its committees
•	whether the nominee is independent of the company’s management;
•	the nominee’s board meeting attendance;
•	the nominee’s history of representing shareholder interests on the company’s board or other boards;
•	the total number of outside board positions held by the nominee;
•	the nominee’s investment in the company;
•	the company’s long-term performance relative to a relevant market index; and
•	takeover activity.

We may withhold votes for some or all a company’s director nominees on a case-by-case basis. In evaluating an audit, nominating, governance, or compensation committee nominee’s candidacy, the Lord Abbett Advisers will consider additional factors related to the specific committee’s oversight responsibilities.

This policy is proprietary and may not be distributed to, or shared with, any third-parties, unless required by applicable law or approved by Lord Abbett Global Compliance.

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Competent boards add value and represent shareholders’ perspectives effectively during board deliberations. Companies with effective boards have a competitive advantage, as boards provide invaluable oversight and actively contribute to critical management choices that bolster long-term financial performance. With this in mind, the Lord Abbett Advisers believe companies that draw from a larger pool of candidates and attract and retain a diversity of talent from many backgrounds are better positioned for long-term, sustainable success. The Lord Abbett Advisers encourages boards to periodically assess director qualifications and skills to ensure relevant experience and diverse perspectives are represented.

The Lord Abbett Advisers believe that diversity and inclusivity present the flow of novel perspectives and skills that lead to overall better risk management and the company’s competitiveness over time. We encourage boards to pursue diversity and inclusivity. We recognize that diversity can be defined across a number of dimensions. However, if a board is to be considered meaningfully diverse, we take the view that diversity across gender, race, or ethnicity should be evident.

The Lord Abbett Advisers will consider their engagement history with a company and vote on proposals related to board diversity on a case-by-case basis taking into consideration if the company has articulated a plan for advancing diversity on the board.

Governance Practices

The Lord Abbett Advisers may consider a vote against, or withhold votes for, certain director nominees at companies that have material governance shortcomings, including those implemented at the time of an initial public offering, with no articulated plan to sunset certain provisions. Governance shortcomings may include dual-class voting structures, or supermajority vote standards, among others.

Majority Voting

The Lord Abbett Advisers generally favor a majority voting standard, under which director nominees are elected by an affirmative majority of the votes cast and we will generally support proposals that seek to adopt a majority voting standard.

Board Classification

The Lord Abbett Advisers generally believe that directors should be elected annually and will typically support proposals that seek to remove a classified board structure though not for investment products (such as business development companies) where such structures are usual and customary. When evaluating board classification proposals, the following factors may be considered, among others:

•	the company’s long-term strategic plan;
•	the extent to which continuity of leadership is necessary to advance that plan; and
•	the need to guard against takeover attempts.

This policy is proprietary and may not be distributed to, or shared with, any third-parties, unless required by applicable law or approved by Lord Abbett Global Compliance.

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Board Independence

Director independence – from management, significant shareholders, or other related parties – is a key principle of sound corporate governance. The Lord Abbett Advisers encourage boards to have a sufficient number of independent directors, free from conflicts of interest or undue influence, to ensure objectivity in the board’s decision-making and oversight of the company’s management. We generally consider it a sound practice for the board to be comprised of a majority of independent members.

Circumstances that may raise questions as to independence include, but are not limited to:

•	current or recent employment at the company or a related entity;
•	being, or representing, a shareholder with a substantial ownership interest in the company;
•	having any other interest, business or other relationship which could, or be perceived to, materially interfere with a director’s ability to act in the best interests of the company and its shareholders.

We may withhold votes or vote against non-independent board nominees if their election would cause a majority of board members to be non-independent.

Independent Board Chair

Proponents of proposals to require independent board chair seek to enhance board accountability and mitigate a company’s risk-taking behavior by requiring that the role of the chair of the company’s board of directors be filled by an independent director. The Lord Abbett Advisers vote on a case-by-case basis on proposals that call for an independent board chair, and will consider a variety of factors, including whether we believe that a company’s governance structure promotes independent oversight through other means, such as a lead director, a board composed of a majority of independent directors, or independent board committees. In evaluating independent chair proposals, we will focus on the presence of a lead director, who is an independent director designated by a board with a non-independent chair to serve as the primary liaison between company management and the independent directors and act as the independent directors’ spokesperson.

Overboarding

The Lord Abbett Advisers believe that director nominees should be able to dedicate sufficient time to each of the companies they represent to fully execute their board oversight responsibilities. It is important that directors not be “overboarded” to avoid excessive time-commitments and provide consistent contributions to all boards on which they serve. We may vote against directors that we deem to be “overboarded” and will consider voting against director nominees if they sit on more than four public company boards, or if they are an active executive who sits on more than two outside public company boards.

This policy is proprietary and may not be distributed to, or shared with, any third-parties, unless required by applicable law or approved by Lord Abbett Global Compliance.

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Compensation and Benefits

The Lord Abbett Advisers pay particular attention to the nature and amount of compensation paid by a company to its executive officers and other employees. Because a company has exclusive knowledge of material information not available to shareholders regarding its business, financial condition, and prospects, the company itself usually is in the best position to make decisions about compensation and benefits. However, we believe that companies should provide detailed disclosure of their compensation practices to allow investors to properly analyze the effectiveness and appropriateness of the company’s compensation structure.

The Lord Abbett Advisers review all issues related to compensation on a case-by-case basis and may oppose management if we believe:

•	a company’s compensation ratio to be excessive or inconsistent with that of its peers;
•	a company’s compensation measures do not foster a long-term focus among its executive officers and other employees; or
•	a company has not met performance expectations, among other reasons.

Advisory Vote on Executive Compensation

“Say-on-pay” proposals give shareholders a nonbinding vote on executive compensation and serve as a means of conveying to company management shareholder concerns, if any, about executive compensation. The Lord Abbett Advisers generally prefer that say-on-pay proposals occur on an annual basis and will evaluate say-on-pay proposals on a case-by-case basis. We consider a variety of factors in evaluating compensation, including whether we believe that compensation has been excessive or not properly aligned with long-term performance and whether we engaged with the company and they provided more detailed information regarding compensation.

Equity Compensation Plans

Equity compensation plans are intended to reward an executive’s performance through various stock-based incentives and should be designed to align an executive’s compensation with a company’s long-term performance. The Lord Abbett Advisers will vote on equity compensation plans on a case-by-case basis. In evaluating such proposals, we will consider the following factors, among others:

•	whether or to what extent the plan has any potential to dilute the voting power or economic interests of other shareholders;
•	the rate at which a company grants equity awards;
•	the features of the plan and costs associated with it;
•	whether the plan allows for repricing or replacement of underwater stock options; and
•	quantitative data regarding compensation ranges by industry and company size.

We scrutinize any proposed repricing or replacement of underwater stock options, taking into consideration the stock’s volatility, management’s rationale for the repricing or replacement, the new exercise price, and any other factors we deem relevant.

This policy is proprietary and may not be distributed to, or shared with, any third-parties, unless required by applicable law or approved by Lord Abbett Global Compliance.

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PROXY VOTING POLICY

Employee Stock Purchase Plans

Employee stock purchase plans permit employees to purchase company stock at discounted prices and, under certain circumstances, receive favorable tax treatment when they sell the stock. The Lord Abbett Advisers will vote on a case-by-case basis on employee stock purchase plans and will consider overall incentive structure and any dilutive effects of such plans, among other factors.

Clawback Provisions

The Lord Abbett Advisers believe that clawback provisions generally encourage executive accountability and help mitigate a company’s risk-taking behavior. We will evaluate proposals to require clawback provisions on a case-by-case basis and will consider a variety of factors, including concerns about the amount of compensation paid to the executive, the executive’s or the company’s performance, or accounting irregularities, among other relevant factors.

Tax Gross-ups

The Lord Abbett Advisers generally support the adoption of anti-tax gross-up policies, which limit payments by a company to an executive intended to reimburse some or all the executive’s tax liability with respect to compensation, perquisites, and other benefits.

Severance Agreements

Severance (also referred to as “golden parachute”) payments are sometimes made to departing executives after termination or upon a company’s change in control. The Lord Abbett Advisers will consider severance arrangements in the overall evaluation of executive compensation and may scrutinize cases in which benefits are especially lucrative, granted despite the executive’s or the company’s poor performance, or materially amended shortly before a triggering event. We will vote shareholder proposals related to severance agreements on a case-by-case basis.

Shareholder Rights

Proxy Access

Proxy access proposals advocate permitting shareholders to have their nominees for election to a company’s board of directors included in the company’s proxy statement in opposition to the company’s own nominees. Proxy access initiatives enable shareholders to nominate their own directors without incurring the often substantial cost of preparing and mailing a proxy statement, making it less expensive and easier for shareholders to challenge incumbent directors. The Lord Abbett Advisers vote on a case-by-case basis and will evaluate proposals that seek to allow proxy access based on the merits of each situation.

Similarly, we evaluate proposals that seek to amend the terms of an already existing proxy access by-law (“proxy fix-it” proposals) on a case-by-case basis but may vote against these proposals if the existing proxy access by-law has reasonable provisions already in place.

This policy is proprietary and may not be distributed to, or shared with, any third-parties, unless required by applicable law or approved by Lord Abbett Global Compliance.

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PROXY VOTING POLICY

Shareholder Rights Plans

Shareholder rights plans or “poison pills” are a mechanism of defending a company against takeover efforts. Poison pills allow current shareholders to purchase stock at discounted prices or redeem shares at a premium after a takeover, effectively making the company more expensive and less attractive to potential acquirers. The Lord Abbett Advisers believe that poison pills can serve to entrench management and discourage takeover offers that may be attractive to shareholders. Accordingly, we generally vote in favor of proposals to eliminate poison pills and proposals to require that companies submit poison pills for shareholder ratification.

In evaluating a poison pill proposal, however, the Lord Abbett Advisers may consider the following factors, among others:

•	the duration of the poison pill;
•	whether we believe the poison pill facilitates a legitimate business strategy that is likely to enhance shareholder value;
•	our level of confidence in management;
•	whether we believe the poison pill will be used to force potential acquirers to negotiate with management and assure a degree of stability that will support long-term corporate goals; and
•	the need to guard against takeover attempts.

Rights to Call Special Shareholder Meetings

The Lord Abbett Advisers typically support the right to call special shareholder meetings. In evaluating such a proposal, we will consider the following factors, among others:

•	the stock ownership threshold required to call a special meeting;
•	the purposes for which shareholders may call a special meeting;
•	whether the company’s annual meetings offer an adequate forum in which shareholders may raise their concerns; and
•	the anticipated economic impact on the company of having to hold additional shareholder meetings.

Similarly, we evaluate proposals that seek to amend the terms of an existing special meeting right on a case-by-case basis. We may vote against these proposals if the existing provision has a reasonable threshold in place.

Rights to Act by Written Consent

The Lord Abbett Advisers vote on a case-by-case basis on proposals requesting rights to act by written consent, though we may vote against these proposals if the company already grants shareholders the right to call special shareholder meetings at a reasonable threshold.

This policy is proprietary and may not be distributed to, or shared with, any third-parties, unless required by applicable law or approved by Lord Abbett Global Compliance.

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PROXY VOTING POLICY

Virtual Shareholder Meetings

Companies should hold annual special shareholder meetings in a manner that best services the needs of its shareholders and the company. Shareholders should have the opportunity to participate in such meetings. Shareholder meetings provide shareholders with the opportunity to provide feedback or raise concerns and hear from the board and company management.

The Lord Abbett Advisers will generally support management proposals seeking to allow for the convening of hybrid shareholder meetings (allowing shareholders the option to attend and participate either in person or through a virtual platform). We will consider proposals to authorize the company to hold virtual only meetings (held entirely through a virtual platform with no in-person component) on a case-by-case basis.

Supermajority Vote Requirements

A proposal that is subject to a supermajority vote must receive the support of more than a simple majority to pass. Supermajority vote requirements can have the effect of entrenching management by making it more difficult to effect change for a company and its corporate governance practices. The Lord Abbett Advisers typically support the ability of shareholders to approve or reject proposals based on a simple majority vote and will generally vote for proposals to remove supermajority vote requirements and against proposals to add them.

Cumulative Voting

The Lord Abbett Advisers generally vote against cumulative voting proposals. Cumulative voting provides that shareholders may concentrate their votes for one or more candidates, a system that can enable a minority block to place representation on a board.

Confidential Voting

The Lord Abbett Advisers believe that confidential voting allows shareholders to vote without fear of retribution or coercion based on their views. Thus, we generally support proposals that seek to preserve shareholders’ anonymity.

Reimbursing Proxy Solicitation Expenses

The Lord Abbett Advisers vote on a case-by-case basis on shareholder proposals to require a company to reimburse reasonable expenses incurred by one or more shareholders in a successful proxy contest.

Transacting Other Business

The Lord Abbett Advisers believe that proposals to allow shareholders to transact other business at a meeting may deprive other shareholders of sufficient time and information needed to carefully evaluate the relevant business issues and determine how to vote with respect to them. Therefore, we typically vote against such proposals.

This policy is proprietary and may not be distributed to, or shared with, any third-parties, unless required by applicable law or approved by Lord Abbett Global Compliance.

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PROXY VOTING POLICY

Corporate Matters

Charter Amendments

A company’s charter documents, which may consist of articles of incorporation or a declaration of trust and bylaws, govern the company’s organizational matters and affairs. The Lord Abbett Advisers consider proposals related to charter amendments on a case-by-case basis to the extent they are not explicitly covered by these Guidelines.

Capital Structure

A company may propose amendments to its charter documents to change the number of authorized shares or create new classes of stock. The Lord Abbett Advisers will generally support proposals to increase a company’s number of authorized shares if the company has articulated a clear and reasonable purpose for the increase (e.g., to facilitate a stock split, merger, acquisition, or restructuring). However, we generally oppose share capital increases that would have a substantial dilutive effect.

The Lord Abbett Advisers generally believe that all shares should have equal voting rights at publicly traded companies and will:

•	generally oppose proposals to create a new class of stock with superior voting rights; and
•	typically vote for proposals to eliminate a dual or multi-class voting structure.

Reincorporation

The Lord Abbett Advisers generally follow management’s recommendation regarding proposals to change a company’s state of incorporation, although we consider the rationale for the reincorporation and the financial, legal, and corporate governance implications of the reincorporation. We will vote against reincorporation proposals that we believe contravene shareholders’ interests.

Mergers, Acquisitions, and Restructurings

The Lord Abbett Advisers view the decision to approve or reject a potential merger, acquisition, or restructuring as being equivalent to an investment decision and evaluate such proposals on a case-by-case basis. In evaluating such proposals, we may consider the following factors, among others:

•	the anticipated financial and operating benefits;
•	the offer price;
•	the prospects of the resulting company; and
•	any expected changes in corporate governance and their impact on shareholder rights.

This policy is proprietary and may not be distributed to, or shared with, any third-parties, unless required by applicable law or approved by Lord Abbett Global Compliance.

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PROXY VOTING POLICY

Political Contributions and Lobbying

The Lord Abbett Advisers recognize that companies may participate in the political process within legal limits to help shape public policy consistent with a company’s strategy. While we understand the rationale for involvement in certain political activities, we generally encourage transparency in the process to help stakeholders evaluate potential risks that may impact returns. The Lord Abbett Advisers generally encourage the disclosure of oversight mechanisms related to political contributions and lobbying processes, including board oversight.

We will vote proposals related to political contributions and lobbying on a case-by-case basis. In evaluating these proposals, we will consider the current level of disclosure, peer disclosure, previous litigation or controversies, the consistency between a company’s public statements on issues and the nature of its lobbying activity, engagement, and reputational or legal risks, among other factors.

Climate Proposals

The Lord Abbett Advisers will vote proposals relating to environmental matters on a case-by-case basis. In evaluating these proposals, we consider materiality and risk and return potential as well as a company’s governance framework, current disclosures, peer disclosures, engagement, related controversies, and environmental commitments, among other factors.

Human Rights

The Lord Abbett Advisers support and respect the protection of internationally proclaimed human rights and companies that are not complicit in human rights abuses. In evaluating proposals related to human rights, the Lord Abbett Advisers will consider current company disclosures, peer disclosures, engagement, and related controversies, among other factors and vote such matters on a case-by-case basis.

Auditors

The Lord Abbett Advisers believe that companies normally are in the best position to select their auditors. However, we will evaluate such proposals on a case-by-case basis and may consider any concerns about impaired independence, accounting irregularities, controversies, or failure of the auditors to act in shareholders’ best economic interests, among other relevant factors.

This policy is proprietary and may not be distributed to, or shared with, any third-parties, unless required by applicable law or approved by Lord Abbett Global Compliance.

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Proxy Voting

Most Recently Amended: January 3, 2011

Adopted: October 5, 2004

Purpose:

The purpose of this policy is to ensure that proxies are voted in accordance with our clients’ best interests or instructions.

Background:

Rule 275.206(4)-6 of the IAA governs proxy voting by investment advisers. It requires advisers to implement written policies and procedures governing how they will vote proxies. It also requires them to disclose to clients, when requested, how they voted certain proxies and to furnish clients with a copy of the advisers’ policies and procedures on proxy voting.

Given the nature of fixed income securities, Merganser is rarely required to vote on proxies. The typical exception occurs with respect to Money Market Mutual Funds that are used as sweep vehicles by custodian banks.

Policy:

1.	Merganser will notify the client giving them the opportunity to vote or instruct us how to vote their proxy. When a client specifically instructs Merganser not to contact them about proxies, Merganser will vote the proxy in a manner which in its best judgment reflects the client’s best economic interest and fosters good corporate governance. In other routine matters, Merganser will vote in accordance with management recommendations.

2.	If requested, Merganser will offer our clients advice on proxy questions.

3.	Merganser will facilitate the proxy voting so as to minimize the administrative burden on our clients. Therefore, for all Money Market Mutual Fund proxies, Compliance will vote to approve all auditor, director and legal counsel requests. If Merganser wishes to deviate from this, they shall notify the client of such decision.

4.	If our contract assigns responsibility for proxy voting to the client or the client otherwise indicates a desire to vote proxies, Merganser will forward all materials to them for voting.
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Procedure(s):

1.	Receipt of proxies

Upon receipt of proxy material, Merganser will date stamp the ballot and forward all material to the Compliance Department (“Compliance”). Compliance will log the receipt on the Proxy Voting Control sheet.

2.	Review of proxy material

a.	For all Money Market Mutual Fund proxies, Compliance will vote to approve all auditor, director and legal counsel requests.
b.	For all non-Money Market Mutual Fund proxies, Compliance will review the material. Compliance will then forward a copy of the ballot and other material to the Portfolio Manager (“PM”) for review and recommendation(s). Compliance will offer the PM recommendations where appropriate.
c.	PM will review the proxy material and make recommendation(s) for the client’s consideration. The proxy material will be returned to Compliance with the PM’s recommendations.

3.	Advising clients of our recommendations

a.	Unless Merganser has been directed by the client to vote all proxies without consulting them, the Relationship Manager (“RM”) will contact the client with our recommendations on voting the proxy and offer the opportunity to instruct us otherwise.
b.	RM will contact the client by telephone, letter or e-mail to review the proxy material and determine how the client wants to vote. If requested, the RM, with assistance of the PM, may offer advice to the client. A letter with copies of proxy documents will be sent to the client upon request.

4.	Voting proxies

a.	The proxy material will be returned to Compliance for voting. The vote will be made via Internet whenever possible.

5.	Recordkeeping

a.	A record of the vote, PM recommendations and any client correspondence will be filed in the client legal folder.
b.	Compliance will update the Proxy Voting Control sheet.
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MASSACHUSETTS FINANCIAL SERVICES COMPANY

PROXY VOTING POLICIES AND PROCEDURES

January 1, 2026

At MFS Investment Management, our core purpose is to create value responsibly. In serving the long-term economic interests of our clients, we rely on deep fundamental research, risk awareness, engagement, and effective stewardship to generate long-term risk-adjusted returns for our clients. A core component of this approach is our proxy voting activity. We believe that robust ownership practices can help protect and enhance long-term shareholder value. Such ownership practices include diligently exercising our voting rights as well as engaging with our issuers on a variety of proxy voting topics. We recognize that environmental, social and governance (“ESG”) issues may impact the long-term value of an investment, and, therefore, we consider ESG issues in light of our fiduciary obligation to vote proxies in what we believe to be in the best long- term economic interest of our clients.

MFS Investment Management and its subsidiaries that perform discretionary investment activities (collectively, “MFS”) have adopted these proxy voting policies and procedures (“MFS Proxy Voting Policies and Procedures”) with respect to securities owned by the clients for which MFS serves as investment adviser and has been delegated the power to vote proxies on behalf of such clients. These clients include pooled investment vehicles sponsored by MFS (an “MFS Fund” or collectively, the “MFS Funds”).

Our approach to proxy voting is guided by the overall principle that proxy voting decisions are made in what MFS believes to be the best long-term economic interests of our clients for which we have been delegated with the authority to vote on their behalf, and not in the interests of any other party, including company management or in MFS’ corporate interests, including interests such as the distribution of MFS Fund shares and institutional client relationships. These Proxy Voting Policies and Procedures include voting guidelines that govern how MFS generally will vote on specific matters as well as how we monitor potential material conflicts of interest on the part of MFS that could arise in connection with the voting of proxies on behalf of MFS’ clients.

Our approach to proxy voting is guided by the following additional principles:

1.	Consistency in application of the policy across multiple client portfolios: While MFS generally seeks a single vote position on the same matter when securities of an issuer are held by multiple client portfolios, MFS may vote differently on the matter for different client portfolios under certain circumstances. For example, we may vote differently for a client portfolio if we have received explicit voting instructions to vote differently from such client for its own account. Likewise, MFS may vote differently if the portfolio management team responsible for a particular client account believes that a different voting instruction is in the best long-term economic interest of such account.

2.	Consistency in application of policy across shareholder meetings in most instances: As a general matter, MFS seeks to vote consistently on similar proxy proposals across all shareholder meetings. However, as many proxy proposals (e.g., mergers, acquisitions, and shareholder proposals) are analyzed on a case-by-case basis in light of the relevant facts and circumstances of the issuer and proposal MFS may vote similar proposals differently at different shareholder meetings. In addition, MFS also reserves the right to override the guidelines with respect to a particular proxy proposal when such an override is, in MFS’ best judgment, consistent with the overall principle of voting proxies in the best long-term economic interests of MFS’ clients.

3.	Consideration of company specific context and informed by engagement: As noted above MFS will seek to consider a company’s specific context in determining its voting decision. Where there are significant, complex or unusual voting items we may seek to engage with a company before making the vote to further inform our decision. Where sufficient progress has not been made on a particular issue of engagement, MFS may determine a vote against management is warranted to reflect our concerns and encourage change in the best long-term economic interests of our clients for which MFS has been delegated with the authority to vote on their behalf.

4.	Clear decisions to best support issuer processes and decision making: To best support improved issuer decision making we strive to generally provide clear decisions by voting either For or Against each item. We may however vote to Abstain in certain situations if we believe a vote either For or Against may produce a result not in the best long-term economic interests of our clients.

5.	Transparency in approach and implementation: Our voting data is reported to clients upon request and publicly on a quarterly and annual basis on our website (under Proxy Voting Records & Reports). For more information about reporting on our proxy voting activities, please refer to Section F below.

A.       VOTING GUIDELINES

The following guidelines govern how MFS will generally vote on specific matters presented for shareholder vote. These guidelines are not exhaustive, and MFS may vote on matters not identified below. In such circumstances, MFS will be governed by its general policy to vote in what MFS believes to be in the best long-term economic interest of its clients. MFS reserves the right to override the guidelines with respect to a particular proxy proposal when such an override is, in MFS’ best judgment, consistent with the overall principle of voting proxies in the best long-term economic interests of MFS’ clients.

Additionally, these guidelines are written to apply to the markets and companies where MFS has significant assets invested. There will be markets and companies, such as controlled companies and smaller markets, where local governance practices are taken into consideration and exceptions may need to be applied that are not explicitly stated below. There are also markets and companies where transparency and related data limit the ability to apply these guidelines.

Board structure & performance
MFS generally supports the election and/or discharge of directors proposed by the board in uncontested or non-contentious elections, unless concerns have been identified as described below.
Director Independence

•      As a general matter, MFS will not support a nominee to a board if, as a result of such nominee being elected to the board, the board would consist of less than a simple majority of members who are “independent” (as determined by MFS in its sole discretion). MFS’ determination of “independence” may be different than that of the company, the exchange on which the company is listed, or a third party (e.g., proxy advisory firm).

•      As a general matter, MFS will vote against any non-independent nominee if MFS does not believe a key committee of the board (such as audit, nomination and compensation/remuneration committee) is “sufficiently independent.” MFS’ view of what constitutes “sufficiently independent” and which board committees are “key committees” varies by market.

•      MFS may accept lower levels of independence in certain circumstances, such as companies required to have non-shareholder representatives on the board, controlled companies, and companies in certain markets.

Independent Chairs

•      MFS believes boards should include some form of independent leadership responsible for amplifying the views of independent directors and setting meeting agendas, and this is often best positioned as an independent chair of the board or a lead independent director. We review the merits of a change in leadership structure on a case-by-case basis.

Tenure in leadership roles

•      MFS may vote against a chair who is designated independent, or a lead independent director whose overall tenure on the board equals or exceeds twenty (20) years, if refreshment is not being considered by the company’s board or MFS identifies other concerns that suggest more immediate refreshment is necessary.

Overboarding

•      We believe that all directors should have sufficient time and attention to fulfil their duties and play their part in effective oversight, both in normal and exceptional circumstances. As a general guideline, MFS will generally vote against a director’s election if we believe that the director’s service on boards of outside public companies is “excessive”. Our view as to what constitutes “excessive” varies by market and role that the director serves with the public company (i.e., executive or non-executive). In cases of a director nominee who serves as a CEO or executive chair of a public company, MFS will likely only apply a vote against director’s election at the meetings of the companies where the director is a non-executive.

•      When analyzing whether a director’s service on boards of multiple public companies is excessive, MFS may also consider: (i) whether the company has disclosed the director’s plans to step down from one or more public company boards within a reasonable time; or (ii) whether the director serves on the multiple boards of affiliated companies, or on more than one investment company within the same investment company complex (as defined by applicable law). MFS may also vote in favor of a director whose service on outside public company boards we would otherwise deem to be excessive if after engagement we believe the director’s ability to dedicate sufficient time and attention is not impaired by the external roles.

•      MFS may also vote against any director if we deem such nominee to have board or committee roles or other outside time commitments that we believe would impair their ability to dedicate sufficient time and attention to their director role.

Diversity

•      MFS believes that a well-balanced board with diverse perspectives is a foundation for sound corporate governance. MFS takes a holistic view on the dimensions of diversity that can lead to a diversity of perspectives.

•      Gender diversity is one such dimension and if data is available, MFS will generally vote against the chair of the nominating and governance committee or other most relevant position at any company whose board, in our view, is comprised of an insufficient representation of directors who are women. Our view as to what constitutes insufficient representation varies by market.

•      MFS may consider other dimensions of diversity if we believe that the board will benefit from more diverse perspectives.

•      MFS considers exceptions to our approach if we believe that the company is transitioning towards a well-balanced board with diverse perspectives or has provided clear and compelling reasons for why they have been unable to do so.

Board size	• MFS believes that the size of the board can have an effect on the board’s ability to function efficiently and effectively. MFS evaluates board size on a case-by-case basis.
Other Concerns

•      MFS will generally not support a nominee if MFS can determine that the nominee attended less than 75% of the board and/or relevant committee meetings in the previous year without a valid reason stated in the proxy materials or other company communications.

•      MFS may not support some or all nominees standing for re-election to a board if MFS determines (i) there are concerns with a director or board regarding performance, governance, or oversight; (ii) the board or relevant committee has not adequately responded to an issue that received a significant vote against management from shareholders; or (iii) the board has implemented a poison pill without shareholder approval since the last annual meeting and such poison pill is not on the subsequent shareholder meeting’s agenda; or (iv) a Japanese company allocates a significant portion of its net assets to cross-shareholdings.

•      MFS may also not support some or all nominees standing for election to a compensation/remuneration committee if (i) MFS votes against consecutive executive compensation votes; (ii) MFS determines that a particularly egregious executive compensation practice has occurred; (iii) MFS believes the committee is inadequately incentivizing or rewarding executives, or is overseeing pay practices that MFS believes are detrimental to the long-term success of the company; or (iii) an advisory pay vote is not presented to shareholders, or the company has not implemented the advisory vote frequency supported by a plurality/majority of shareholders.

•      Unless the concern is commonly accepted market practice, MFS may also not support some or all nominees standing for election to a nominating committee if we determine (in our sole discretion) that the chair of the board is not independent and there is no strong lead independent director role in place, or an executive director is a member of a key board committee.

•      Where the election of directors is bundled MFS may vote against the whole group if there is concern with an individual director and no other vote related to that director.

Discharge of Directors	• Where individual directors are not presented for election in the year MFS may apply the same vote position described above to votes on the discharge of the director.
Proxy contests

•      From time to time, a shareholder may propose a slate of director nominees different than the slate of director nominees proposed by the company (a “proxy contest”). MFS will analyze proxy contests on a case-by-case basis, taking into consideration the track record and current recommended initiatives of both company management and the dissident shareholder(s). MFS will support the director nominee(s) that we believe is in the best, long-term economic interest of our clients.

Board Accountability
Majority voting for the election of directors

•      MFS generally supports reasonably crafted proposals calling for directors to be elected with an affirmative majority of votes cast and/or the elimination of the plurality standard for electing directors (including binding resolutions requesting that the board amend the company’s bylaws), provided the proposal includes a carve-out for a plurality voting standard when there are more director nominees than board seats (e.g., contested elections).

Declassified boards

•      MFS generally supports proposals to declassify a board (i.e., a board in which only a sub-set of board members is elected each year) for all issuers other than for certain closed-end investment companies. MFS generally opposes proposals to classify a board for issuers other than for certain closed-end investment companies.

The right to call a special meeting or act by written consent

•      MFS believes that there should be an appropriate balance between the ability of shareholders to exercise the right to call special meetings or act by written consent with the cost of conducting such special meetings or actions.

•      MFS will generally support management proposals to establish these rights where they do not currently exist.

•      MFS will generally support shareholder proposals to adjust existing rights if we believe that the shareholder proposal appropriately balances shareholder and company interests (generally a threshold of 15% for large and widely held companies and a threshold between 15%-25% for other companies).

•      MFS will support shareholder proposals to establish the right to act by majority written consent if shareholders do not have the right to call a special meeting at the thresholds described above or lower.

•      MFS may also support shareholder proposals to establish these rights if no existing right exists if we believe that to do so appropriately balances the interests of shareholders and the company. In such circumstances, we may support proposals with thresholds lower than the thresholds that we would support if proposed by management or a shareholder requesting an adjustment to an existing right.

Proxy access

•      MFS believes that the ability of qualifying shareholders to nominate a certain number of directors on the company’s proxy statement (“proxy access”) may have corporate governance benefits. However, such potential benefits must be balanced by its potential misuse by shareholders.

•      MFS generally supports proxy access proposals at U.S. issuers that establish ownership criteria of 3% of the company held continuously for a period of 3 years. In our view, such qualifying shareholders should have the ability to nominate at least 2 directors.

Shareholder rights
Anti-takeover measures

•      In general, MFS votes against any measure that inhibits capital appreciation in a stock, including proposals that protect management from action by shareholders. These types of proposals take many forms, ranging from “poison pills” and “shark repellents” to super-majority requirements.

•      While MFS may consider the adoption of a prospective “poison pill” or the continuation of an existing “poison pill” on a case-by-case basis, MFS generally votes against such anti-takeover devices.

•      MFS will consider any poison pills designed to protect a company’s net-operating loss carryforwards on a case-by-case basis, weighing the accounting and tax benefits of such a pill against the risk of deterring future acquisition candidates.

•      MFS will also consider, on a case-by-case basis, proposals designed to prevent tenders which are disadvantageous to shareholders such as tenders at below market prices and tenders for substantially less than all shares of an issuer.

•      MFS generally supports proposals that seek to remove governance structures that insulate management from shareholders.

•      MFS generally votes for proposals to rescind existing “poison pills” and proposals that would require shareholder approval to adopt prospective “poison pills.”

Cumulative voting

•      MFS generally opposes proposals that seek to introduce cumulative voting and supports proposals that seek to eliminate cumulative voting. In either case, MFS will consider whether cumulative voting is likely to enhance the interests of MFS’ clients as minority shareholders.

One-share one-vote

•      As a general matter, MFS supports proportional alignment of voting rights with economic interest and may not support a proposal that deviates from this approach.

•      For companies listing with multiple share classes or other forms of disproportionate control are in place, we expect these to have sunset provisions of generally no longer than seven years after which the structure becomes single class one-share one-vote.

Reincorporation and reorganization proposals

•      When presented with a proposal to reincorporate a company under the laws of a different state, or to effect some other type of corporate reorganization, MFS considers the underlying purpose and ultimate effect of such a proposal in determining whether or not to support such a measure. MFS generally votes with management in regard to these types of proposals; however, if MFS believes the proposal is not in the best long-term economic interests of its clients, then MFS may vote against management (e.g., the intent or effect would be to create additional inappropriate impediments to possible acquisitions or takeovers).

Other business	• MFS generally votes against “other business” proposals as the content of any such matter is not known at the time of our vote.

Capitalization proposals, capital allocation & corporate actions
Issuance of stock

•      There are many legitimate reasons for the issuance of stock. Nevertheless, MFS may vote a stock option plan as noted below under “Executive Compensation-Stock Plans.”

•      MFS typically votes against proposals where management is asking for authorization to issue common or preferred stock with no reason stated (a “blank check”) because the unexplained authorization could work as a potential anti-takeover device.

•      MFS may also vote against the authorization or issuance of common or preferred stock if MFS determines that the requested authorization is excessive or not warranted. MFS will consider the duration of the authority and the company’s history in using such authorities in making its decision.

Repurchase programs

•      MFS generally supports proposals to institute share repurchase plans in which all shareholders have the opportunity to participate on an equal basis. Such plans may include a company acquiring its own shares on the open market, or a company making a tender offer to its own shareholders.

Mergers, acquisitions & other special transactions

•      MFS considers proposals with respect to mergers, acquisitions, sale of company assets, share and debt issuances and other transactions that have the potential to affect ownership interests on a case-by-case basis. When analyzing such proposals, we use a variety of materials and information, including our own internal research as well as the research of third-party service providers.

Independent Auditors
MFS generally supports the election of auditors but may determine to vote against the election of a statutory auditor and/or members of the audit committee in certain markets if MFS reasonably believes that the statutory auditor is not truly independent, sufficiently competent or there are concerns related to the auditor’s work or opinion.

Executive Compensation
Executive Compensation Packages

•      MFS believes that competitive compensation packages are necessary to attract, motivate and retain executives. We seek compensation plans that we believe are geared towards durable long-term value creation and aligned with shareholder interests and experience.

•      MFS will analyze votes on executive compensation on a case-by-case basis. When analyzing compensation practices, MFS generally uses a two-step process. MFS first seeks to identify any compensation practices that are potentially of concern. Where such practices are identified, MFS will then analyze the compensation practices in light of relevant facts and circumstances.

•      MFS will vote against an issuer’s executive compensation practices if MFS determines that such practices are not geared towards durable long-term value creation and are misaligned with the best, long-term economic interest of our clients. When analyzing whether an issuer’s compensation practices are aligned with the best, long-term economic interest of our clients, MFS uses a variety of materials and information, including our own internal research and engagement with issuers as well as the research of third-party service providers.

•      MFS generally supports proposals to include an advisory shareholder vote on an issuer’s executive compensation practices on an annual basis.

•      MFS does not have formal voting guideline in regard to the inclusion of ESG incentives in a company’s compensation plan; however, where such incentives are included, we believe (i) the incentives should be tied to issues that are financially material for the issuer in question; (ii) they should predominantly include quantitative or other externally verifiable outcomes rather than qualitative measures; and (iii) the weighting of incentives should be appropriately balanced with other strategic priorities.

•      We believe non-executive directors may be compensated in cash or stock, but these should not be performance-based.

Stock Plans

•      As a general matter, MFS will vote against restricted stock, stock option, non-employee director, omnibus stock plans and any other stock plan that it views as having potential excessive dilution, considering aggregate dilution and burn rate.

•      In addition, MFS may oppose stock option programs and restricted stock plans if they:

•     Allow the board or the compensation committee to re-price underwater options or to automatically replenish shares without shareholder approval.

•      Do not require an investment by the optionee, give “free rides” on the stock price, or permit grants of stock options with an exercise price below fair market value on the date the options are granted.

•      In the cases where a stock plan amendment is seeking qualitative changes and not additional shares, MFS will vote on a case-by-case basis.

•      MFS will consider proposals to exchange existing options for newly issued options, restricted stock or cash on a case-by-case basis, taking into account certain factors, including, but not limited to, whether there is a reasonable value-for-value exchange and whether senior executives are excluded from participating in the exchange.

•      From time to time, MFS may evaluate a separate, advisory vote on severance packages or “golden parachutes” to certain executives at the same time as a vote on a proposed merger or acquisition. MFS will generally vote on a severance package on a case-by-case basis, and MFS may vote against the severance package regardless of whether MFS supports the proposed merger or acquisition.

•      MFS supports the use of a broad-based employee stock purchase plans to increase company stock ownership by employees, provided that shares purchased under the plan are acquired for no less than 85% of their market value and do not result in excessive dilution.

Shareholder Proposals on Executive Compensation

•      MFS generally opposes shareholder proposals that seek to set rigid restrictions on executive compensation as MFS believes that compensation committees should retain flexibility to determine the appropriate pay package for executives.

•      MFS may support reasonably crafted shareholder proposals that:

•      Require shareholder approval of any severance package for an executive officer that exceeds a certain multiple of such officer’s annual compensation that is not determined in MFS’ judgment to be excessive;

•      Require the issuer to adopt a policy to recover the portion of performance-based bonuses and awards paid to senior executives that were not earned based upon a significant negative restatement of earnings, or other significant misconduct or corporate failure, unless the company already has adopted a satisfactory policy on the matter;

•      Expressly prohibit the backdating of stock options; or,

•      Prohibit the acceleration of vesting of equity awards upon a broad definition of a “change-in-control” (e.g., single or modified single-trigger).

Environmental & Social Proposals

•      MFS believes that a company’s environmental or social practices may have an impact on the company’s long-term economic financial performance, and we analyze such proposals on a case-by-case basis in light of the relevant facts and circumstances of the issuer and proposal.

•      Where management presents climate action/transition plans to shareholder vote, we will evaluate the level of ambition over time, scope, credibility and transparency of the plan in determining our support. Where companies present climate action progress reports to shareholder vote we will evaluate evidence of implementation of and progress against the plan and level of transparency in determining our support.

•      Most vote items related to environmental and social topics are presented by shareholders. As these proposals, even on the same topic, can vary significantly in scope and action requested, these proposals are typically assessed on a case-by-case basis, and we will support them if in light of the relevant facts and circumstances we believe that to do so is in the best long-term interests of our clients.

•      MFS is unlikely to support a proposal if we believe that the proposal is unduly costly, restrictive, unclear, burdensome, has potential unintended consequences, is unlikely to lead to tangible outcomes or we don’t believe the issue is material or the action a priority for the business. MFS is also unlikely to support a proposal where the company already provides publicly available information that we believe is sufficient to enable shareholders to evaluate the potential opportunities and risks on the subject of the proposal, if the request of the proposal has already been substantially implemented, or if through engagement we gain assurances that it will be substantially implemented.

•      The laws of various states or countries may regulate how the interests of certain clients subject to those laws (e.g., state pension plans) are voted with respect to environmental, social and governance issues. Thus, it may be necessary to cast ballots differently for certain clients than MFS might normally do for other clients.

B. GOVERNANCE OF PROXY VOTING ACTIVITIES

1.	MFS Proxy Voting Committee

The administration of these MFS Proxy Voting Policies and Procedures is overseen by the MFS Proxy Voting Committee, which includes senior personnel from the MFS Legal and Global Investment and Client Support Departments as well as members of the investment team. The Proxy Voting Committee does not include individuals whose primary duties relate to client relationship management, marketing, or sales. The MFS Proxy Voting Committee:

a.	Reviews these MFS Proxy Voting Policies and Procedures at least annually and recommends any amendments considered to be necessary or advisable;

b.	Determines whether any potential material conflict of interest exists;;

c.	Considers special proxy issues as they may arise from time to time; and

d.	Determines engagement priorities and strategies with respect to MFS’ proxy voting activities

The day-to-day application of the MFS Proxy Voting Policies and Procedures are conducted by the MFS Stewardship Team led by MFS’ Director of Global Stewardship. The Stewardship Team are members of MFS’ investment team.

2.	Potential Conflicts of Interest

These policies and procedures are intended to address any potential material conflicts of interest on the part of MFS or its subsidiaries that are likely to arise in connection with the voting of proxies on behalf of MFS’ clients. If such potential material conflicts of interest do arise, MFS will analyze, document and report on such potential material conflicts of interest (see below) and shall ultimately vote the relevant ballot items in what MFS believes to be the best long-term economic interests of its clients.

The MFS Proxy Voting Committee is responsible for monitoring potential material conflicts of interest on the part of MFS or its subsidiaries that could arise in connection with the voting of proxies on behalf of MFS’ clients. Due to the client focus of our investment management business, we believe that the potential for actual material conflict of interest issues is small. Nonetheless, we have developed precautions to assure that all votes are cast in the best long-term economic interest of its clients.1 Other MFS internal policies require all MFS employees to avoid actual and potential conflicts of interests between personal activities and MFS’ client activities. If an employee (including investment professionals and members of the Proxy Voting Committee or the Stewardship Team) identifies an actual or potential conflict of interest with respect to any voting decision (including the ownership of securities in their individual portfolio), then that employee must recuse himself/herself from participating in the voting process. Any significant attempt by an employee of MFS or its subsidiaries to unduly influence MFS’ voting on a particular proxy matter should also be reported to the MFS Proxy Voting Committee. Furthermore, the Proxy Voting Committee does not include individuals whose job responsibilities primarily include client relationship management, marketing, or sales.

Additionally, MFS will follow the process set forth below.

a.	Compare the name of the issuer of such ballot or the name of the shareholder (if identified in the proxy materials) making such proposal against a list of significant current (i) distributors of MFS Fund shares, and (ii) MFS institutional clients (the “MFS Significant Distributor and Client List”);

b.	If the name of the issuer does not appear on the MFS Significant Distributor and Client List, then no material conflict of interest will be deemed to exist, and the proxy will be voted as otherwise determined by the MFS Proxy Voting Committee;

c.	If the name of the issuer appears on the MFS Significant Distributor and Client List, then the MFS Proxy Voting Committee will be apprised of that fact and each member of the MFS Proxy Voting Committee (with the participation of MFS’ Conflicts Officer) will carefully evaluate the proposed vote in order to ensure that the proxy ultimately is voted in what MFS believes to be the best long-term economic interests of MFS’ clients, and not in MFS’ corporate interests; and

d.	For all potential material conflicts of interest identified under clause (c) above, the MFS Proxy Voting Committee will document: the name of the issuer, the issuer’s relationship to MFS, the analysis of the matters submitted for proxy vote, the votes as to be cast and the reasons why the MFS Proxy Voting Committee determined that the votes were cast in the best long-term economic interests of MFS’ clients, and not in MFS’ corporate interests. A copy of the foregoing documentation will be provided to MFS’ Conflicts Officer.

1 For clarification purposes, note that MFS votes in what we believe to be the best, long-term economic interest of our clients entitled to vote at the shareholder meeting, regardless of whether other MFS clients hold “short” positions in the same issuer or whether other MFS clients hold an interest in the company that is not entitled to vote at the shareholder meeting (e.g., bond holder).

The members of the MFS Proxy Voting Committee are responsible for creating and maintaining the MFS Significant Distributor and Client List, in consultation with MFS’ distribution and institutional business units. The MFS Significant Distributor and Client List will be reviewed and updated periodically, as appropriate.

For instances where MFS is evaluating a director nominee who also serves as a director/trustee of the MFS Funds, then the MFS Proxy Voting Committee will adhere to the procedures described in section (c) above regardless of whether the portfolio company appears on our Significant Distributor and Client List. In doing so, the MFS Proxy Voting Committee will adhere to such procedures for all matters at the company’s shareholder meeting at which the director nominee is standing for election.

If an MFS client has the right to vote on a matter submitted to shareholders by Sun Life Financial, Inc. or any of its affiliates (collectively “Sun Life”), MFS will cast a vote on behalf of such MFS client as such client instructs or in the event that a client instruction is unavailable pursuant to the recommendations of Institutional Shareholder Services, Inc.’s (“ISS”) benchmark policy, or as required by law. Likewise, if an MFS client has the right to vote on a matter submitted to shareholders by a public company for which an MFS Fund director/trustee serves as an executive officer, MFS will cast a vote on behalf of such MFS client as such client instructs or in the event that client instruction is unavailable pursuant to the recommendations of ISS or as required by law.

Except as described in the MFS Fund’s Prospectus, from time to time, certain MFS Funds (the “top tier fund”) may own shares of other MFS Funds (the “underlying fund”). If an underlying fund submits a matter to a shareholder vote, the top tier fund will generally vote its shares in the same proportion as the other shareholders of the underlying fund. If there are no other shareholders in the underlying fund, the top tier fund will vote in what MFS believes to be in the top tier fund’s best long-term economic interest. If an MFS client has the right to vote on a matter submitted to shareholders by a pooled investment vehicle advised by MFS (excluding those vehicles for which MFS’ role is primarily portfolio management and is overseen by another investment adviser), MFS will cast a vote on behalf of such MFS client in the same proportion as the other shareholders of the pooled investment vehicle.2

2 MFS Fund Distributors, Inc. (“MFD”), the principal underwriter of each series of the MFS Active Exchange Traded Funds Trust (each series, an “MFS Active ETF” and collectively, the “MFS Active ETFs”), has been appointed by each authorized participant with authority to vote such participant’s shares of each MFS Active ETF on any matter submitted to a vote of the shareholders of the MFS Active ETF. If an MFS Active ETF submits a matter to a shareholder vote, MFD will vote (or abstain from voting) an authorized participant’s shares in the same proportion as the other shareholders of the MFS Active ETF. If there are no other shareholders in the MFS Active ETF, MFS will vote in what MFS believes to be in the MFS Active ETF’s best interest.

In addition, in the event MFS or an MFS subsidiary hold shares of an MFS Fund (including an MFS Active ETF) as seed money and the MFS Fund submits a matter to a shareholder vote, MFS or the MFS subsidiary, as the case may be, will vote (or abstain from voting) its shares in the same proportion as the other shareholders of the MFS Fund. If there are no other shareholders in the MFS Fund, MFS or the MFS subsidiary, as the case may be, will vote in what MFS believes to be in the MFS Fund’s best interest.

3.	Review of Policy

The MFS Proxy Voting Policies and Procedures are available on www.mfs.com and may be accessed by both MFS’ clients and the companies in which MFS’ clients invest. The MFS Proxy Voting Policies and Procedures are reviewed by the Proxy Voting Committee annually. From time to time, MFS may receive comments on the MFS Proxy Voting Policies and Procedures from its clients. These comments are carefully considered by MFS when it reviews these MFS Proxy Voting Policies and Procedures and revises them as appropriate, in MFS’ sole judgment.

C. OTHER ADMINISTRATIVE MATTERS & USE OF PROXY ADVISORY FIRMS

1.	Use of Proxy Advisory Firms

MFS, on behalf of itself and certain of its clients (including the MFS Funds) has entered into an agreement with an independent proxy administration firm pursuant to which the proxy administration firm performs various proxy vote related administrative services such as vote processing and recordkeeping functions. Except as noted below, the proxy administration firm for MFS and its clients, including the MFS Funds, is ISS. The proxy administration firm for MFS Development Funds, LLC is Glass, Lewis & Co., Inc. (“Glass Lewis”; Glass Lewis and ISS are each hereinafter referred to as the “Proxy Administrator”).

The Proxy Administrator receives proxy statements and proxy ballots directly or indirectly from various custodians, logs these materials into its database and matches upcoming meetings with MFS Fund and client portfolio holdings, which are inputted into the Proxy Administrator’s system by an MFS holdings data-feed. The Proxy Administrator then reconciles a list of all MFS accounts that hold shares of a company’s stock and the number of shares held on the record date by these accounts with the Proxy Administrator’s list of any upcoming shareholder’s meeting of that company. If a proxy ballot has not been received, the Proxy Administrator and/or MFS may contact the client’s custodian requesting the reason as to why a ballot has not been received. Through the use of the Proxy Administrator system, ballots and proxy material summaries for all upcoming shareholders’ meetings are available on-line to certain MFS employees and members of the MFS Proxy Voting Committee.

MFS also receives research reports and vote recommendations from proxy advisory firms. These reports are only one input among many in our voting analysis, which includes other sources of information such as proxy materials, company engagement discussions, other third-party research and data. MFS has due diligence procedures in place to help ensure that the research we receive from our proxy advisory firms is materially accurate and that we address any material conflicts of interest involving these proxy advisory firms. This due diligence includes an analysis of the adequacy and quality of the advisory firm staff, its conflict of interest policies and procedures and independent audit reports. We also review the proxy policies, methodologies and peer-group-composition methodology of our proxy advisory firms at least annually. Additionally, we also receive reports from our proxy advisory firms regarding any violations or changes to conflict of interest procedures.

2.	Analyzing and Voting Proxies

Proxies are voted in accordance with these MFS Proxy Voting Policies and Procedures. The Proxy Administrator, at the prior direction of MFS, automatically votes all proxy matters that do not require the particular exercise of discretion or judgment with respect to these MFS Proxy Voting Policies and Procedures as determined by MFS. In these circumstances, if the Proxy Administrator, based on MFS’ prior direction, expects to vote against management with respect to a proxy matter and MFS becomes aware that the issuer has filed or will file additional soliciting materials sufficiently in advance of the deadline for casting a vote at the meeting, MFS will consider such information when casting its vote. With respect to proxy matters that require the particular exercise of discretion or judgment, the MFS Proxy Voting Committee or its representatives considers and votes on those proxy matters. In analyzing all proxy matters, MFS uses a variety of materials and information, including, but not limited to, the issuer’s proxy statement and other proxy solicitation materials (including supplemental materials), our own internal research and research and recommendations provided by other third parties (including research of the Proxy Administrator). As described herein, MFS may also determine that it is beneficial in analyzing a proxy voting matter for members of the Proxy Voting Committee or its representatives to engage with the company on such matter. MFS also uses its own internal research, the research of Proxy Administrators and/or other third party research tools and vendors to identify (i) circumstances in which a board may have approved an executive compensation plan that is excessive or poorly aligned with the portfolio company’s business or its shareholders, (ii) environmental, social and governance proposals that warrant further consideration, or (iii) circumstances in which a company is not in compliance with local governance or compensation best practices. Representatives of the MFS Proxy Voting Committee review, as appropriate, votes cast to ensure conformity with these MFS Proxy Voting Policies and Procedures.

For certain types of votes (e.g., mergers and acquisitions, proxy contests and capitalization matters), MFS’ Stewardship Team will seek a recommendation from the MFS investment analyst that is responsible for analyzing the company and/or portfolio managers that holds the security in their portfolio. For certain other votes that require a case-by-case analysis per these policies (e.g., potentially excessive executive compensation issues, or certain shareholder proposals), the Stewardship Team will likewise consult with MFS investment analysts and/or portfolio managers.3 However, the MFS Proxy Voting Committee will ultimately be responsible for the manner in which all ballots are voted.

As noted above, MFS reserves the right to override the guidelines when such an override is, in MFS’ best judgment, consistent with the overall principle of voting proxies in the best long-term economic interests of MFS’ clients. Any such override of the guidelines shall be analyzed, documented and reported in accordance with the procedures set forth in these policies.

3 From time to time, due to travel schedules and other commitments, an appropriate portfolio manager or research analyst may not be available to provide a vote recommendation. If such a recommendation cannot be obtained within a reasonable time prior to the cut-off date of the shareholder meeting, the MFS Proxy Voting Committee may determine to abstain from voting.

In accordance with its contract with MFS, the Proxy Administrator also generates a variety of reports for the MFS Proxy Voting Committee and makes available on-line various other types of information so that the MFS Proxy Voting Committee or its representatives may review and monitor the votes cast by the Proxy Administrator on behalf of MFS’ clients.

For those markets that utilize a “record date” to determine which shareholders are eligible to vote, MFS generally will vote all eligible shares pursuant to these guidelines regardless of whether all (or a portion of) the shares held by our clients have been sold prior to the meeting date.

3.	Securities Lending

From time to time, certain MFS Funds may participate in a securities lending program. In the event MFS or its agent receives timely notice of a shareholder meeting for a U.S. security, MFS and its agent will attempt to recall any securities on loan before the meeting’s record date so that MFS will be entitled to vote these shares. However, there may be instances in which MFS is unable to timely recall securities on loan for a U.S. security, in which cases MFS will not be able to vote these shares. MFS will report to the appropriate board of the MFS Funds those instances in which MFS is not able to timely recall the loaned securities. MFS generally does not recall non-U.S. securities on loan because there may be insufficient advance notice of proxy materials, record dates, or vote cut-off dates to allow MFS to timely recall the shares in certain markets on an automated basis. As a result, non-U.S. securities that are on loan will not generally be voted. If MFS receives timely notice of what MFS determines to be an unusual, significant vote for a non-U.S. security whereas MFS shares are on loan and determines that voting is in the best long-term economic interest of shareholders, then MFS will attempt to timely recall the loaned shares.

4.	Potential impediments to voting

In accordance with local law or business practices, some companies or custodians prevent the sale of shares that have been voted for a certain period beginning prior to the shareholder meeting and ending on the day following the meeting (“share blocking”). Depending on the country in which a company is domiciled, the blocking period may begin a stated number of days prior or subsequent to the meeting (e.g., one, three or five days) or on a date established by the company. While practices vary, in many countries the block period can be continued for a longer period if the shareholder meeting is adjourned and postponed to a later date. Similarly, practices vary widely as to the ability of a shareholder to have the “block” restriction lifted early (e.g., in some countries shares generally can be “unblocked” up to two days prior to the meeting whereas in other countries the removal of the block appears to be discretionary with the issuer’s transfer agent). Due to these restrictions, MFS must balance the benefits to its clients of voting proxies against the potentially serious portfolio management consequences of a reduced flexibility to sell the underlying shares at the most advantageous time. For companies in countries with share blocking periods or in markets where some custodians may block shares, the disadvantage of being unable to sell the stock regardless of changing conditions generally outweighs the advantages of voting at the shareholder meeting for routine items. Accordingly, MFS will not vote those proxies in the absence of an unusual, significant vote that outweighs the disadvantage of being unable to sell the stock.

From time to time, governments may impose economic sanctions which may prohibit us from transacting business with certain companies or individuals. These sanctions may also prohibit the voting of proxies at certain companies or on certain individuals. In such instances, MFS will not vote at certain companies or on certain individuals if it determines that doing so is in violation of the sanctions.

In limited circumstances, other market specific impediments to voting shares may limit our ability to cast votes, including, but not limited to, late delivery of proxy materials, untimely vote cut-off dates, power of attorney and share re-registration requirements, or any other unusual voting requirements. In these limited instances, MFS votes securities on a best-efforts basis in the context of the guidelines described above.

D. ENGAGEMENT

As part of its approach to stewardship MFS engages with companies in which it invests on a range of priority issues. Where sufficient progress has not been made on a particular issue of engagement, MFS may determine a vote against management may be warranted to reflect our concerns and influence for change in the best long-term economic interests of our clients.4

MFS may determine that it is appropriate and beneficial to engage in a dialogue or written communication with a company or other shareholders specifically regarding certain matters on the company’s proxy statement that are of concern to shareholders, including environmental, social and governance matters. This may be to discuss and build our understanding of a certain proposal, or to provide further context to the company on our vote decision.

A company or shareholder may also seek to engage with members of the MFS Proxy Voting Committee or Stewardship Team in advance of the company’s formal proxy solicitation to review issues more generally or gauge support for certain contemplated proposals. For further information on requesting engagement with MFS on proxy voting issues or information about MFS’ engagement priorities, please contact proxyteam@mfs.com.

E. RECORDS RETENTION

MFS will retain copies of these MFS Proxy Voting Policies and Procedures in effect from time to time and will retain all proxy voting reports submitted to the Board of Trustees of the MFS Funds for the period required by applicable law. All proxy voting materials and supporting documentation, including records generated by the Proxy Administrator’s system as to proxies processed, including the dates when proxy ballots were received and submitted, and the votes on each company’s proxy issues, are retained as required by applicable law.

4 When engaging with companies, including engagements on proxy voting topics, MFS’ focus is discussing, gathering information about, and seeking appropriate transparency on matters so that MFS may make an informed voting decision that advances MFS clients’ long-term economic interests. MFS does not engage for the purpose of trying to change or influence control of a company. Engagements may consist of ongoing communications with a company.

F. REPORTS

U.S. Registered MFS Funds

MFS publicly discloses the proxy voting records of the U.S. registered MFS Funds on a quarterly basis. MFS will also report the results of its voting to the Board of Trustees of the U.S. registered MFS Funds. Based on these reviews, the Trustees of the U.S. registered MFS Funds will consider possible modifications to these policies to the extent necessary or advisable.

Other MFS Clients

MFS may publicly disclose the proxy voting records of certain other clients (including certain MFS Funds) or the votes it casts with respect to certain matters as required by law. A report can also be printed by MFS for each client who has requested that MFS furnish a record of votes cast. The report specifies the proxy issues which have been voted for the client during the year and the position taken with respect to each issue and, upon request, may identify situations where MFS did not vote in accordance with the MFS Proxy Voting Policies and Procedures.

Firm-wide Voting Records

MFS also publicly discloses its firm-wide proxy voting records on a quarterly basis.

Except as described above, MFS generally will not divulge actual voting practices to any party other than the client or its representatives because we consider that information to be confidential and proprietary to the client. However, as noted above, MFS may determine that it is appropriate and beneficial to engage in a dialogue with a company regarding certain matters.

Proxy Voting Policies and Procedures

February 2025

1.	INTRODUCTION AND GENERAL PRINCIPLES
A.	Certain investment adviser subsidiaries of Neuberger Berman Group LLC have been delegated the authority and responsibility to vote the proxies of their respective investment advisory clients and exercise such responsibility according to these policies and procedures.
B.	Neuberger understands that proxy voting is an integral aspect of investment management. Accordingly, proxy voting must be conducted with the same degree of prudence and loyalty accorded any fiduciary or other obligation of an investment manager.
C.	Neuberger believes that the following policies and procedures are reasonably expected to ensure that proxy matters are conducted in the best interest of clients, in accordance with Neuberger’s fiduciary duties, applicable rules under the Investment Advisers Act of 1940, fiduciary standards and responsibilities for ERISA clients set out in Department of Labor interpretations, the UK Stewardship Code, the Japan Stewardship Code and other applicable laws and regulations.
D.	In instances where Neuberger does not have authority to vote client proxies, it is the responsibility of the client to instruct the relevant custody bank or banks to mail proxy material directly to such client.
E.	In all circumstances, Neuberger will comply with specific client directions to vote proxies, whether or not such client directions specify voting proxies in a manner that is different from Neuberger’s proxy votes for other client accounts.
F.	Neuberger will seek to vote all shares under its authority so long as that action is not in conflict with client instructions. There may be circumstances under which Neuberger may abstain from voting a client proxy, such as when Neuberger believes voting would not be in clients’ best interests (e.g., not voting in countries with share blocking or meetings in which voting would entail additional costs). Neuberger understands that it must weigh the costs and benefits of voting proxy proposals relating to foreign securities and make an informed decision with respect to whether voting a given proxy proposal is prudent and solely in the interests of the clients and, in the case of an ERISA client and other accounts and clients subject to similar local laws, a plan’s participants and beneficiaries. Neuberger’s decision in such circumstances will take into account the effect that the proxy vote, either by itself or together with other votes, is expected to have on the value of the client’s investment and whether this expected effect would outweigh the cost of voting.

2.	RESPONSIBILITY AND OVERSIGHT
A.	Neuberger has designated a Governance & Proxy Committee (“Proxy Committee”) with the responsibility for:
(i)	developing, authorizing, implementing and updating Neuberger’s policies and procedures;
(ii)	administering and overseeing the governance and proxy voting processes; and
(iii)	engaging and overseeing any third-party vendors as voting delegates to review, monitor and/or vote proxies.

Neuberger, at the recommendation of the Proxy Committee, has retained Glass, Lewis & Co., LLC (“Glass Lewis”) as its proxy voting service provider.

B.	The Proxy Committee will meet as frequently and in such manner as necessary or appropriate to fulfill its responsibilities.
C.	The members of the Proxy Committee will be appointed from time to time and will include the Chief Investment Officer (Equities), the Director of Global Equity Research, the Global Head of Stewardship and Sustainable Investing, and certain portfolio managers. A senior member of the Legal and Compliance Department will advise the Proxy Committee and may vote as a full member of the Committee if a vote is needed to establish a quorum or in the event that a vote is needed to break a tie. The Head of Investment Stewardship serves in an advisory role to the Proxy Committee but may also vote as a full member of the Committee if a vote is needed to establish a quorum or in the event that a vote is needed to break a tie. The Proxy Committee may also appoint substitute or additional members if needed to establish quorum in the absence of one or more members.

D.	In the event that one or more members of the Proxy Committee are not independent with respect to a particular matter, the remaining members of the Proxy Committee shall constitute an ad hoc independent subcommittee of the Proxy Committee, which will have full authority to act upon such matter.

3.	PROXY VOTING GUIDELINES
A.	The Proxy Committee developed the Governance and Proxy Voting Guidelines (“Voting Guidelines”) based on our Governance and Engagement Principles. These Guidelines are updated as appropriate and generally at least on an annual basis. With input from certain of our investment professionals, the modifications are intended to reflect emerging corporate governance issues and themes. The Proxy Committee recognizes that in certain circumstances it may be in the interests of our clients to deviate from our Voting Guidelines.
B.	Our views regarding corporate governance and engagement, and the related stewardship actions, are informed by our Stewardship and Sustainable Investing Group, in consultation with professionals in the Legal & Compliance and Global Equity Research groups, among others. These insightful, experienced and dedicated groups enable us to think strategically about engagement and stewardship priorities.

Proxy Voting Policies and Procedures 1

C.	We believe Neuberger’s Voting Guidelines generally represent the voting positions most likely to support our clients’ best economic interests across a range of sectors and contexts. These guidelines are not intended to constrain our consideration of the specific issues facing a particular company on a particular vote, and so there will be times when we deviate from the Voting Guidelines.
D.	In the event that a portfolio manager or other investment professional at Neuberger believes that it is in the best interest of a client or clients to vote proxies other than as provided in Neuberger’s Voting Guidelines, the portfolio manager or other investment professional will submit in writing to the Proxy Committee the basis for his or her recommendation. The Proxy Committee will review this recommendation in the context of the specific circumstances of the proxy vote being considered and with the intention of voting in the best interest of our clients.

4.	PROXY VOTING PROCEDURES
A.	Neuberger will vote client proxies in accordance with a client’s specific request even if it is in a manner inconsistent with Neuberger’s proxy votes for other client accounts. Such specific requests should be made in writing by the individual client or by an authorized officer, representative or named fiduciary of a client.
B.	Neuberger has engaged Glass Lewis as its proxy voting service provider to:
(i)	provide research on proxy matters;
(ii)	in a timely manner, notify Neuberger of and provide additional solicitation materials made available reasonably in advance of a vote deadline;
(iii)	vote proxies in accordance with Neuberger’s Voting Guidelines or as otherwise instructed and submit such proxies in a timely manner;
(iv)	handle other administrative functions of proxy voting;

(v)  maintain records of proxy statements and additional solicitation materials received in connection with proxy votes and provide copies of such proxy statements promptly upon request; and

(vi)	maintain records of votes cast.
C.	Except in instances where clients have retained voting authority, Neuberger will instruct custodians of client accounts to forward all proxy statements and materials received in respect of client accounts to Glass Lewis.
D.	Neuberger retains final authority and fiduciary responsibility, consistent with applicable law, for proxy voting for clients that have delegated it authority and discretion to vote proxies.

5.	CONFLICTS OF INTEREST
A.	Neuberger shall direct Glass Lewis to vote proxies in accordance with the Voting Guidelines described in Section III or, in instances where a material conflict has been determined to exist, Neuberger will generally instruct that such shares be voted in the same proportion as other shares are voted with respect to a proposal, subject to applicable legal, regulatory and operational requirements. Neuberger believes that this process is reasonably designed to address material conflicts of interest that may arise in conjunction with proxy voting decisions. Potential conflicts considered by the Proxy Committee when it is determining whether to deviate from Neuberger’s Voting Guidelines include, among others: a material client relationship with the corporate issuer being considered; personal or business relationships between the portfolio managers and an executive officer; director, or director nominee of the issuer; joint business ventures; or a direct transactional relationship between the issuer and senior executives of Neuberger.
B.	In the event that an Neuberger Investment Professional believes that it is in the best interest of a client or clients to vote proxies in a manner inconsistent with the Voting Guidelines described in Section III, such Neuberger Investment Professional will contact a member of the Legal & Compliance Department advising the Proxy Committee and complete and sign a questionnaire in the form adopted from time to time. Such questionnaires will require specific information, including the reasons the Neuberger Investment Professional believes a proxy vote in this manner is in the best interest of a client or clients and disclosure of specific ownership, business or personal relationship, or other matters that may raise a potential material conflict of interest with respect to the voting of the proxy. The Proxy Committee will meet with the Neuberger Investment Professional to review the completed questionnaire and consider such other matters as it deems appropriate to determine that there is no material conflict of interest with respect to the voting of the proxy in the requested manner. The Proxy Committee shall document its consideration of such other matters. In the event that the Proxy Committee determines that such vote will not present a material conflict, the Proxy Committee will make a determination whether to vote such proxy as recommended by the Neuberger Investment Professional. In the event of a determination to vote the proxy as recommended by the Neuberger Investment Professional, an authorized member of the Proxy Committee will instruct Glass Lewis to vote in such manner with respect to the client or clients. In the event that the Proxy Committee determines that the voting of a proxy as recommended by the Neuberger Investment Professional would not be appropriate, the Proxy Committee will:

(i)	take no further action, in which case the Committee shall vote such proxy in accordance with the Voting Guidelines;
(ii)	disclose such conflict to the client or clients and obtain written direction from the client with respect to voting the proxy;
(iii)	suggest that the client or clients engage another party to determine how to vote the proxy;

(iv)  instruct that such shares be voted in the same proportion as other shares are voted with respect to a proposal, subject to applicable legal, regulatory and operational requirements; or

(v)	engage another independent third party to determine how to vote the proxy if voting in the manner described in

(iv)  is not feasible.

A record of the Proxy Committee’s determinations shall be prepared and maintained in accordance with applicable policies.

C.	In the event that the Voting Guidelines described in Section III do not address how a proxy should be voted the Proxy Committee will make a determination as to how the proxy should be voted. The Proxy Committee will consider such matters as it deems appropriate to determine how such proxy should be voted, including whether there is a material conflict of interest with respect to the voting of the proxy in accordance with its decision. The Proxy Committee shall document its consideration of such matters, and an authorized member of the Proxy Committee will instruct Glass Lewis to vote in such manner with respect to such client or clients.
D.	Material conflicts cannot be resolved by simply abstaining from voting.

Proxy Voting Policies and Procedures 2

6.	RECORDKEEPING

Neuberger will maintain records relating to the implementation of the Voting Guidelines and these procedures, including:

(i)	a copy of the Voting Guidelines and these procedures, which shall be made available to clients upon request;
(ii)	proxy statements received regarding client securities (which will be satisfied by relying on EDGAR or Glass Lewis);
(iii)	a record of each vote cast (which Glass Lewis maintains on Neuberger’s behalf);
(iv)	a copy of each questionnaire completed by any Neuberger Investment Professional under Section V above; and

(v)  any other document created by Neuberger that was material to a determination regarding the voting of proxies on behalf of clients or that memorializes the basis for that decision.

Such proxy voting books and records shall be maintained in an easily accessible place, which may include electronic means, for a period of five years, the first two by the Legal & Compliance Department. Material conflicts cannot be resolved by simply abstaining from voting.

7.	ENGAGEMENT AND MONITORING

Consistent with the firm’s active management strategies, Neuberger portfolio managers and members of the Global Equity Research team continuously monitor material investment factors at portfolio companies. Neuberger professionals remain informed of trends and best practices related to the effective fiduciary administration of proxy voting. Neuberger will make revisions to its Voting Guidelines and related procedures document when it determines it is appropriate or when we observe the opportunity to materially improve outcomes for our clients. Additionally, we will regularly undertake a review of selected voting and engagement cases to better learn how to improve the monitoring of our portfolio companies and the effectiveness of our stewardship activities.

8.	SECURITIES LENDING

Some Neuberger products or client accounts where Neuberger has authority and responsibility to vote the proxies may participate in a securities lending program administered by Neuberger. Where a security is currently on loan ahead of a shareholder meeting, Neuberger will generally attempt to terminate the loan in time to vote those shares. Where a security that is potentially subject to being loaned is eligible to be voted in a stockholder meeting a portfolio manager may restrict the security from lending. Neuberger maintains the list of securities restricted from lending and receives daily updates on upcoming proxy events from the custodian.

9.	DISCLOSURE

Neuberger will publicly disclose all voting records of its co-mingled funds (Undertakings for Collective Investment in Transferable Securities [UCITS] and mutual funds), which can be found at https://www.nb.com/en/us/stewardship/nbvotes -- Neuberger cannot publicly disclose vote level records for separate accounts without express permission of the client. Neuberger will publicly disclose aggregate reporting on at least an annual basis for all votes cast across co- mingled and separate accounts. Neuberger welcomes the opportunity to discuss the rationale for a given vote with investee companies as part of our ongoing engagement activities. Neuberger may also choose to provide broad explanations for certain voting positions on important or topical issues in advance of the vote. Additionally, our proxy voting guidelines can be found on our website: https:// www.nb.com/en/us/stewardship/nb-votes.

PROXY COMMITTEE MEMBERSHIP AS OF JANUARY 2025:

Joseph Amato, President and Chief Investment Officer (Equities) Jonathan Bailey, Global Head of Stewardship and Sustainable Investing Elias Cohen, Portfolio Manager

Timothy Creedon, Director of Global Equity Research Richard Glasebrook, Portfolio Manager

Brett Reiner, Portfolio Manager Amit Solomon, Portfolio Manager

Corey Issing*, Co-General Counsel – Asset Management Caitlin McSherry*, Head of Investment Stewardship

*Corey Issing and Caitlin McSherry serve in advisory roles to the Committee. They are ex officio members of the Committee. They will only vote as full members of the Committee if their votes are needed to establish a quorum or in the event that a vote is needed to break a tie vote.

Proxy Voting Policies and Procedures 3

Newton Investment Management North America, LLC

Proxy Voting Summary effective as of October 31, 2025

Policy Statement

As a fiduciary and to meet its obligations as an SEC registered investment adviser, Newton Investment Management North America, LLC (“NIMNA” or the “Firm”), a subsidiary of The Bank of New York Mellon, (“BNY”) owes its clients a duty of care and a duty of loyalty with respect to all services undertaken on the client’s behalf including (where applicable) the exercise of voting rights.

This summary describes NIMNA’s approach to exercising voting rights, where discretion over the voting decisions has been delegated to NIMNA by its clients and where NIMNA provides guidance on exercising voting rights in securities that NIMNA has recommended to clients on a non-discretionary basis, e.g. model accounts.

Where applicable, NIMNA will use its best efforts to exercise voting rights as part of its authority to manage, acquire and dispose of account assets. With respect of funds, i.e. registered investment companies, UCITS or AIFs, which NIMNA manages and/or sub-advises, The Firm will exercise voting rights under this Policy pursuant to an authority granted under the applicable client agreements.

NIMNA will exercise voting rights in a prudent and diligent manner and in the best interests of clients.

Voting Guidelines

NIMNA has established overarching voting guidelines which inform our ultimate voting decision, based on guidance established by internationally recognized governance principles including the OECD Corporate Governance Principles, the ICGN Global Governance Principles, the UK Investment Association’s Principles of Remuneration, and the UK Corporate Governance Code, in addition to other local governance codes.

We have used the services of an independent voting service provider to translate these guidelines into explicit voting actions forming a bespoke voting policy for NIMNA. This policy will be applied to all our votable holdings, enabling a universal approach to our voting while allowing us to deploy in-depth case-by-case analysis from BNY Investments & Wealth Proxy Voting team (“BNYIW Proxy team”) together with the Newton Responsible Investment team (“RI team”) for those issuers and/or proposals which merit greater focus due to the materiality of our investment or the importance of the issue at hand (e.g., shareholder resolution, corporate action, related-party transactions). In these instances, communication with or input from the wider investment team may be sought, as well as, if relevant, engagement with the company. The BNYIW Proxy team retains the ultimate discretion to deviate the vote instruction from the Firm’s bespoke policy’s recommendation.

Our active approach to voting means that our voting decisions reflect our investment rationale and take into consideration engagement activity and the company’s approach to relevant codes, market practices and regulations. These are applied to the company’s unique situation, while also taking into account any explanations offered for why the company has adopted a certain position or policy.

NIMNA seeks to make proxy voting decisions that are in the best long-term financial interests of its clients, and which seek to support investor value creation by supporting proposals that are consistent with our corporate governance views and investment case.

In general, voting decisions are taken consistently across all NIMNA’s clients that are invested in the same underlying company. This is in line with the Firm’s investment process that focuses on the long-term success of the investee company. Further, it is NIMNA’s intention to exercise voting rights in all circumstances where it retains voting authority, subject to practical constraints such as market share blocking (where shares cannot be freely traded during the meeting window) and market or company requirements for Powers of Attorney. Where share blocking would adversely affect clients’ ability to trade or is not in shareholders’ best interests, NIMNA may refrain from voting. If a required Power of Attorney has not been put in place by a client, NIMNA will not submit a vote.

Voting Procedures

All voting opportunities are communicated to NIMNA by way of an electronic voting platform.

The BNYIW Proxy team reviews the bespoke policy recommendation for all issuers and/or proposals which merit greater focus due to the materiality of our investment or the importance of the issue at hand (e.g., shareholder resolution, corporate action, related-party transactions) for matters of concern. Such contentious issues identified may be referred to the appropriate global fundamental equity analyst or portfolio manager for comment. Where an issue remains contentious, NIMNA may also decide to confer or engage with the company or other relevant stakeholders.

An electronic voting service is employed to submit voting decisions. Voting decisions are submitted via the electronic voting service. The BNYIW Proxy team maintains platform alerts to ensure timely voting, and administrative elements are managed by Newton’s Corporate Actions team and certain BNY operations teams to ensure voting rights can be and are exercised.

Members of certain BNY operations teams are responsible for administrative elements surrounding the exercise of voting rights by ensuring the right to exercise clients’ votes is available and that these votes are exercised.

Voting Service Providers

The Firm utilizes an independent voting service provider for the purposes of managing upcoming meetings via its electronic platform, providing research, and implementing Newton’s bespoke voting policy by issuing recommendations based on that policy. Its voting recommendations are not routinely followed; it is only in the event that we recognize a potential material conflict of interest that the recommendation of our external voting service provider will be applied.

NIMNA’s external voting provider is subject to the requirements set by the Firm’s Vendor Management Oversight Group. As such, regular due diligence meetings are held, which includes reviewing its operational performance, service quality, and robustness of research and its internal controls, including management of its potential material conflicts of interest. In addition, and along with its other clients, NIMNA participates in consultations that seek specific feedback on proxy voting matters. This helps ensure alignment of interest between the Firm’s expectations and the voting recommendations provided by the external provider.

Conflicts of Interest

Where NIMNA acts as a proxy for its clients, a conflict could arise between Newton, the investee company and/or a client when exercising voting rights. NIMNA has in place procedures for ensuring potential material conflicts of interests are mitigated, while its clients’ voting rights are exercised in their best interests. NIMNA seeks to avoid potential material conflicts of interest through the application of the proxy voting guidelines in an objective and consistent manner across client accounts, based on, as applicable, internal, and external research and recommendations provided by third party proxy advisory services and without consideration of any NIMNA client relationship factors, among other considerations.

Where a potential material conflict of interest exists between NIMNA, the underlying company and/or a client, the voting recommendations of an independent third-party proxy service provider will be applied. All instances where a potential material conflict of interest has been recognized and where NIMNA engages its proxy voting service provider’s recommendation are disclosed in our annual stewardship report.

Disclosures and Reporting

NIMNA publishes various items related to its approach, engagements and proxy voting decisions. The Firm’s Proxy Voting Policy and procedures is also summarized in its Form ADV, which is filed with the SEC and furnished to clients. Upon request, NIMNA will provide clients with information on how their proxies were voted by NIMNA.

In addition, NIMNA will submit any applicable regulatory filings related to its proxy voting approach and decisions as required.

Securities Lending

NIMNA does not engage in securities lending on behalf of its clients; this activity is at the discretion of individual clients.

Controls, Record Keeping and Auditing

Records are kept of all voting decisions, including evidence of the submission and approval process, and are available upon request. In addition, the Corporate Actions team reports monthly on critical risk indicators in relation to voting matters.

Nomura Investments Fund Advisers

Summary of Proxy Voting Policies and Procedures

(January 2026)

If and when proxies need to be voted on behalf of the Fund, Nomura Investments Fund Advisers (the “Adviser”) will vote such proxies pursuant to its Proxy Voting Policies and Procedures (the “Procedures”). The Adviser has established a Proxy Voting Committee (the “Committee”) which is responsible for overseeing the Adviser’s proxy voting process for the Fund. One of the main responsibilities of the Committee is to review and approve the Procedures to ensure that the Procedures are designed to allow the Adviser to vote proxies in a manner consistent with the goal of voting in the best interests of the Fund. In order to facilitate the actual process of voting proxies, the Adviser has contracted with Institutional Shareholder Services (“ISS”) to analyze proxy statements on behalf of the Fund and other Adviser clients and provide Adviser with research recommendations on upcoming proxy votes in accordance with the Procedures. The Committee is responsible for overseeing ISS’s proxy voting activities. If a proxy has been voted for the Fund, ISS will create a record of the vote.

When determining whether to invest in a particular company, one of the factors Adviser may consider is the quality and depth of the company’s management. As a result, Adviser believes that recommendations of management on any issue (particularly routine issues) should be given a fair amount of weight in determining how proxy issues should be voted. Thus, on many issues, Adviser’s votes are cast in accordance with the recommendations of the company’s management. However, Adviser may vote against management’s position when it runs counter to Adviser’s specific Proxy Voting Guidelines (the “Guidelines”), and Adviser will also vote against management’s recommendation when Adviser believes such position is not in the best interests of the Fund.

As stated above, the Procedures also list specific Guidelines on how to vote proxies on behalf of the Fund. Some examples of the Guidelines are as follows: (i) generally vote for shareholder proposals asking that a majority or more of directors be independent; (ii) generally vote for management or shareholder proposals to reduce supermajority vote requirements, taking into account: ownership structure; quorum requirements; and vote requirements; (iii) votes on mergers and acquisitions should be considered on a case-by-case basis; (iv) votes with respect to equity-based compensation plans are generally determined on a case-by-case basis; (v) generally vote for proposals requesting a report on greenhouse gas emissions from company operations unless the company already discloses such information and there are no material issues associated with company’s greenhouse gas emissions; and (vi) generally vote for management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

The Adviser has a section in its Procedures that addresses the possibility of conflicts of interest. Most of the proxies which Adviser receives on behalf of its clients are voted in accordance with the Procedures. Since the Procedures are pre-determined by the Committee, application of the Procedures by Adviser’s portfolio management teams when voting proxies after reviewing the proxy and research provided by ISS should in most instances adequately address any potential conflicts of interest. If Adviser becomes aware of a conflict of interest in an upcoming proxy vote, the proxy vote will generally be referred to the Committee or the Committee’s delegates for review. If the portfolio management team for such proxy intends to vote in accordance with ISS’s recommendation pursuant to Adviser’s Procedures, then no further action is needed to be taken by the Committee. If the Adviser’s portfolio management team is considering voting a proxy contrary to ISS’s research recommendation under the Procedures, the Committee or its delegates will assess the proposed vote to determine if it is reasonable. The Committee or its delegates will also assess whether any business or other material relationships between Adviser and a portfolio company (unrelated to the ownership of the portfolio company’s securities) could have influenced an inconsistent vote on that company’s proxy. If the Committee or its delegates determines that the proposed proxy vote is unreasonable or unduly influenced by a conflict, the portfolio management team will be required to vote the proxy in accordance with ISS’s research recommendation or abstain from voting.

PROXY VOTING POLICIES & PROCEDURES
Effective Date: March 2, 2026

These policies and procedures apply to the voting of proxies by Northern Trust Corporation affiliates (“Northern Trust”) for accounts over which Northern Trust has been granted proxy voting discretion.

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NORTHERN TRUST

PROXY VOTING

POLICIES AND PROCEDURES

These policies and procedures apply to the voting of proxies by Northern Trust Corporation affiliates (“Northern Trust”) for accounts over which Northern Trust has been granted proxy voting discretion.

The fundamental precept followed by Northern Trust in voting proxies is to ensure that the manner in which shares are voted is in the best interests of clients/beneficiaries and the value of the investment. As used in these policies and procedures, the term “clients/beneficiaries” means any person or entity having the legal or beneficial ownership interest, as the case may be, in a trust, custody or investment management account over which Northern Trust has discretionary proxy voting authority.

SECTION 1. PROXY COMMITTEE

Northern Trust’s Proxy Committee has responsibility for the adoption, content, interpretation and application of the Proxy Guidelines described in Section 2. Membership of the Proxy Committee consists of a group of senior Northern Trust investment and compliance officers. Meetings of the Proxy Committee may be called by the Chairperson or, in his or her absence, by any two committee members. Meetings may be conducted in person or telephonically. A majority of committee members present (in person or by proxy) will constitute a quorum for the transacting of business at any meeting. The approval of proxy votes or changes to these policies and procedures or the Proxy Guidelines may be made by majority vote of those present (in person or by proxy) at a meeting called for that purpose. Alternatively, the Committee may approve proxy votes or changes to these policies and procedures or the Proxy Guidelines described in Section 2 by a majority vote communicated telephonically (without a meeting) or electronically, provided that any action so approved is properly documented and reflected in minutes of the next meeting of the Committee.

SECTION 2. PROXY VOTING GUIDELINES

Northern Trust has adopted guidelines and procedures (together and as from time to time amended, the “Proxy Guidelines”) governing proxy voting for accounts over which Northern Trust has been granted proxy voting discretion.

Absent the special circumstances described in these policies and procedures, generally Northern Trust will exercise its proxy voting discretion in accordance with the applicable proxy guidelines designated in the client agreement or as otherwise disclosed to clients.

On an annual basis, Northern Trust’s Proxy Committee shall review the Proxy Guidelines and notify clients/beneficiaries of any material revisions to the Proxy Guidelines.

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SECTION 3. USE OF THIRD PARTY PROXY VOTING SERVICE PROVIDERS

Northern Trust may delegate to one or more independent third party proxy voting services (“Proxy Voting Service” or “Proxy Voting Services”), the responsibility to review proxy proposals and to make voting recommendations to the Proxy Committee, and to execute proxy voting instructions in a manner consistent with the Proxy Guidelines. For proxy proposals described under the Proxy Guidelines, Northern Trust has provided supplementary instructions to the Proxy Voting Service(s) to guide it in making vote recommendations. In addition, Northern Trust has instructed the Proxy Voting Service not to exercise any discretion and to seek guidance from Northern Trust whenever it encounters situations that are either not covered by the Proxy Guidelines or where application of the Proxy Guidelines is unclear. In the event that the Proxy Voting Service does not or will not provide recommendations with respect to any specific proxy proposals for securities over which Northern Trust or its affiliates have proxy voting discretion, the relevant proxy analyst at Northern Trust responsible for the relevant issuer or its business sector shall be responsible for reviewing the proxy proposal and making a voting recommendation to the Proxy Committee consistent with the Proxy Guidelines.

The Proxy Committee will review the Proxy Voting Service(s) on an annual basis. In connection with that review, it generally will assess each of the following factors along with other additional factors, if any, the Proxy Committee deems relevant: (1) the Proxy Voting Service’s capacity and competency in analyzing proxy issues and executing proxy related services; (2) the adequacy of the Proxy Voting Service’s staffing and personnel; (3) whether the Proxy Voting Service has robust policies and procedures that enable it to make proxy voting recommendations based on current and accurate information and implement the proxy voting services offered; and (4) the Proxy Voting Service’s ability to identify and address any real or potential conflicts of interests that exist or may have existed between the firm and its employees and the execution of proxy voting services provided to Northern Trust. The Proxy Committee will also regularly monitor the Proxy Voting Service(s) by requesting information from the Proxy Service(s) to determine whether any real or potential conflicts of interest exist as a result of changes to the firm’s business or internal policies. The Proxy Voting Service(s) will also be required to proactively communicate any (i) business changes or (ii) changes and updates to the firm’s policies and procedures that could impact the adequacy and quality of the proxy voting services or the firm’s ability to effectively manage conflicts.

SECTION 4. APPLICATION OF PROXY GUIDELINES

It is intended that the Proxy Guidelines will be applied with a measure of flexibility. Accordingly, except as otherwise specifically provided in these policies and procedures, the Proxy Committee may vote proxies contrary to the recommendations of the Proxy Voting Service, or, in the circumstances described in Section 3 above, a Northern Trust proxy analyst, if it determines such action to be in the best interests of Northern Trust clients/beneficiaries. In the exercise of such discretion the Proxy Committee may take into account a wide array of factors relating to the proxy voting matter under consideration, the nature of the proposal, and the company involved. As a result, a proxy voting proposal may be voted in one manner in the case of one company and in a different manner in the case of another company where, for example, the past history of the company, the character and integrity of its management, the role of outside directors, and the company’s record of producing performance for investors justifies a high degree of confidence in

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the company and the effect of the proposal on the value of the investment. Similarly, poor past performance, uncertainties about management and future directions, and other factors may lead to a conclusion that particular proposals present unacceptable investment risks and should not be supported. In addition, the proposals should be evaluated in full context. For example, a particular proxy voting proposal may be acceptable on a stand- alone basis, but objectionable when part of an existing or proposed proxy voting package, such as where the effect may be to entrench management. Special circumstances may also justify casting different votes for different clients/beneficiaries with respect to the same proxy vote after taking into account the clients/beneficiaries circumstances, including adhering to special voting instructions from the clients/beneficiaries.

SECTION 5. PROXY VOTING CHOICE

Northern Trust offers fund participants in select pooled investment vehicles the option to select from a menu of Proxy Guidelines options designated by Northern Trust (“Proxy Voting Choice”). The Proxy Guidelines eligible to be used in a Proxy Voting Choice menu are described in Exhibit A.

Portfolio management teams for Northern Trust Investments, Inc. and Northern Trust Global Investments, Inc., in consultation with the appropriate subject matter experts as needed (e.g., Stewardship, Institutional Client Group, Operations, Compliance, Legal, and outside counsel), generally have the responsibility for identifying the Proxy Guidelines most suitable to a fund’s investment objectives (the “Default Proxy Guidelines” of the fund).

Participation in Proxy Voting Choice is elective. Participants in eligible funds may voluntarily select from the menu of Proxy Guidelines, and once selected, proxies for the eligible fund will be voted on a pro-rata share basis in accordance with the participant’s selection. The Default Proxy Guidelines shall apply to the pro-rata shares of all participants who do not choose to elect an option from the Proxy Voting Choice menu offered. Except under special circumstances, Proxy Guidelines will be applied at the account level for fund clients, and at the transfer agent or investment level for transfer agent clients. If a client holds two funds in two separate trust accounts, or direct at the transfer agent, then separate Proxy Guideline elections can be accommodated. In the event a client wants to operationally have multiple Proxy Guidelines applied for different accounts or fund investments, this can be manually applied upon written confirmation. Furthermore, in certain markets or situations where split voting is not permitted, the Default Proxy Guidelines will apply to all voting matters on behalf of all fund participants.

As a fiduciary to its pooled funds, Northern Trust must ensure that votes exercised for the pooled funds that it manages are cast in a pooled funds interest and in accordance with policies and procedures that are prudently designed to meet legal and regulatory requirements applicable to the pooled funds. As such, the Proxy Committee reviews all third-party voting policies prior to their availability for use for Proxy Voting Choice to ensure they are consistent with applicable fiduciary standards and suitable for most pooled fund investment objectives and policies. Some factors that the Proxy Committee may consider include, whether the third-party provider follows a fiduciary process in developing proxy voting procedures and guidelines, the manner in which the third-party’s procedures to into consideration material facts and circumstance specific to each

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voting decision. The Proxy Committee may also consider client feedback in relation to specific guideline orientations or strategy approaches which they would like to have offered.

SECTION 6. MATERIAL CONFLICTS OF INTEREST

Northern Trust has sought to address proxy related conflicts of interest in various ways, including the establishment, composition and authority of the Proxy Committee, and the delegation of primary responsibility for proxy review and vote recommendation functions to the Proxy Voting Service. For these reasons, the potential for conflicts of interest in the voting of proxies generally arises only where the Proxy Committee is considering the possibility of voting in a manner contrary to a vote recommendation received from the Proxy Voting Service or where the Proxy Voting Service has not provided a vote recommendation. In these situations, the Proxy Committee will need to determine whether a material conflict of interest exists. For example, a material conflict of interest could arise when a proxy relates to the following non-exclusive types of issues:

•	Securities issued by Northern Trust Corporation or its affiliates.
•	Matters in which Northern Trust has a direct financial interest (such as shareholder approval of a change in mutual fund advisory fees where Northern Trust is the fund advisor).
•	Instances where Northern Trust, its board members, executive officers, and/or others maintain relationships with the issuers of securities, proponents of shareholder proposals, participants in proxy contests, corporate directors or candidates for directorships.
•	Instances where an attempt has been made to directly or indirectly influence the voting recommendation that is made.

Where the Proxy Committee determines that it is subject to a material conflict of interest, it may resolve the conflict in any of the following ways, which may vary, consistent with its duty of loyalty and care, depending on the facts and circumstances of each situation and the requirements of applicable law:

•	Following the vote recommendation of an independent fiduciary appointed for that purpose;
•	Voting pursuant to client direction;
•	Abstaining; or
•	Voting pursuant to a “mirror voting” arrangement (under which shares are voted in the same manner and proportion as some or all of the other shares not voted by the Proxy Committee).

For proxies issued by the Northern Trust Corporation that are held in accounts where Northern Trust has voting discretion, Northern Trust will generally abstain from voting on all votable ballot items.

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SECTION 7. PROXY VOTING RECORDS; CLIENT DISCLOSURES

Northern Trust will maintain the following records relating to proxy votes cast under these policies and procedures:

A.	A copy of these policies and procedures and accompanying exhibits
B.	A copy of each proxy statement Northern Trust receives regarding client securities.
C.	A record of each vote cast by Northern Trust on behalf of a client.
D.	A copy of any document created by the Proxy Committee that was material to making a decision how to vote proxies on behalf of a client or that memorialized the basis for that decision.
D.	A copy of each written client request for information on how Northern Trust voted proxies on behalf of the client, and a copy of any written response by Northern Trust to any (written or oral) client request for information on how Northern Trust voted proxies on behalf of the requesting client.

The foregoing records will be retained for such period of time as is required to comply with applicable laws and regulations. Northern Trust may rely on one or more third parties to make and retain the records referred to in items B. and C. above.

The Proxy Committee will cause copies of the foregoing records, as they relate to particular clients, to be provided to those clients upon request. It is generally the policy of Northern Trust not to disclose its proxy voting records to third parties, except as may be required by applicable laws and regulations.

SECTION 8. ERISA ACCOUNTS

For plans governed by the Employee Retirement Income Security Act of 1974, as amended (“ERISA Plans”), it is considered a fiduciary act to manage the voting rights that are connected to ERISA Plan assets that are shares of stock. ERISA Plans are to be administered consistent with the terms of the governing plan documents and applicable provisions of ERISA. In cases where sole proxy voting discretion rests with Northern Trust, the foregoing policies and procedures will be followed, subject to the fiduciary responsibility standards of ERISA, including the fiduciary duty of prudence, the exclusive benefit rule, and the duty to act in accordance with the plan documents. These standards generally require fiduciaries to act prudently and to discharge their duties solely in the interests of participants and beneficiaries.

ERISA fiduciaries may decide not to vote on a proxy or exercise a shareholder right. When deciding whether to vote on a proxy, fiduciaries must carry out their duties: (i) prudently, and (ii) solely in the interests of the participants and beneficiaries and for the exclusive purpose of providing benefits to participants and beneficiaries and defraying the reasonable expenses of administering the ERISA Plan. Specifically, when deciding whether to vote on a proxy, a fiduciary must:

•	act solely in accordance with the economic interest of the plan and its participants and beneficiaries;
•	consider any costs involved;
•	not subordinate the interests of the participants and beneficiaries in their retirement income or

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financial benefits under the plan to any other objective;

•	evaluate relevant facts that form the basis for any particular proxy vote or other exercise of shareholder rights; and
•	exercise prudence and diligence in the selection and monitoring of persons, if any, selected to exercise shareholder rights or otherwise advise on or assist with exercises of shareholder rights.

This Policy is designed to ensure proxy voting decisions are made in accordance with the fiduciary obligations listed above.

ERISA fiduciaries may engage with a Proxy Voting Service to provide recommendations regarding proxies. However, the fiduciary must first determine that such proxy advisor firm or service provider’s proxy voting guidelines are consistent with the fiduciary’s obligations described above. Northern Trust reviews the Northern Trust Proxy Guidelines and Proxy Voting Services on an annual basis, as described in Sections 2 and 3 of this Policy.

For avoidance of doubt, this Policy provides that the authority to vote a proxy shall be exercised pursuant to specific parameters prudently designed to serve the plan’s interests in providing benefits to participants and their beneficiaries and defraying reasonable expenses of administering the plan; and is periodically reviewed for compliance, as described in Section 2 of this Policy. However, this policy does not (i) preclude a fiduciary from submitting a proxy vote when the fiduciary has prudently determined that the matter being voted upon will have a significant effect on the value of the investment, or the investment performance of the plan’s assets, after accounting for the costs involved; or (ii) require a fiduciary to submit a proxy vote when the fiduciary has prudently determined that the matter being voted upon will not have a significant effect on the value of the investment, or the investment performance of the plan’s assets, after accounting for the costs involved.

Generally, an ERISA Plan’s trustee will have the exclusive responsibility to vote the proxies unless:

•	the trustee is subject to the direction of a named fiduciary who is not a trustee;
•	the named fiduciary delegates to an investment manager the authority to manage, acquire, or dispose of plan assets; or
•	the named fiduciary delegates to an investment manager the authority to manage, acquire, or dispose of certain assets, but retains the right to direct the trustee when voting proxies.

The documents governing ERISA individual account plans may set forth various procedures for voting “employer securities” held by the plan. Where authority over the investment of plan assets is granted to plan participants, many individual account plans provide that proxies for employer securities will be voted in accordance with directions received from plan participants as to shares allocated to their plan accounts. In some cases, the governing plan documents may further provide that unallocated shares and/or allocated shares for which no participant directions are received will be voted in accordance with a proportional voting method in which such shares are voted proportionately in the same manner as are allocated shares for which directions from participants have been received. It is the policy of Northern Trust to follow the provisions of a plan’s governing documents in the voting of employer securities unless it determines that to do so would breach its fiduciary duties under ERISA.

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In general, for pooled investment vehicles that are treated as “plan assets” for purposes of ERISA, investing plan clients that are subject to ERISA will be required to accept this Policy as a condition of investment. For pooled investment vehicles that have implemented “Proxy Voting Choice,” the fiduciary of an investing plan may choose guidelines other the Default Proxy Guidelines described in Section 5, except for the Climate guidelines. If the plan fiduciary chooses guidelines other than the Default Proxy Guidelines, the plan fiduciary is responsible for determining, and has made a determination that, the selected proxy voting policy is consistent with ERISA and the plan’s own proxy voting policies/guidelines. Once guidelines are selected, proxies for the eligible fund will be voted on a pro-rata share basis in accordance with the guidelines that were selected. The Default Proxy Guidelines shall apply to the pro-rata shares for those who do not choose to elect an option from the Proxy Voting Choice menu.

SECTION 9. MUTUAL FUNDS

Proxies of registered management investment companies will be voted subject to any applicable investment restrictions of the fund and, to the extent applicable, in accordance with any resolutions or other instructions approved by authorized persons of the fund.

SECTION 10. OTHER SPECIAL SITUATIONS

Northern Trust may choose not to vote proxies in certain situations or for certain accounts either where it deems the cost of doing so to be prohibitive or where the exercise of voting rights could restrict the ability of an account’s portfolio manager to freely trade the security in question. For example, in accordance with local law or business practices, many foreign companies prevent the sales of shares that have been voted for a certain period beginning prior to the shareholder meeting and ending on the day following the meeting (“share blocking”). Due to these restrictions, Northern Trust must balance the benefits to its clients of voting proxies against the potentially serious portfolio management consequences of a reduced flexibility to sell the underlying shares at the most advantageous time. For companies in countries with share blocking periods, the disadvantage of being unable to sell the stock regardless of changing conditions generally outweighs the advantages of voting at the shareholder meeting for routine items. Accordingly, Northern Trust will not vote those proxies in the absence of an unusual, significant vote. Various accounts over which Northern Trust has proxy voting discretion participate in securities lending programs administered by Northern Trust or a third party. Because title to loaned securities passes to the borrower, Northern Trust will be unable to vote any security that is out on loan to a borrower on a proxy record date. If Northern Trust has investment discretion, however, it reserves the right of the portfolio manager to instruct the lending agent to terminate a loan in situations where Northern Trust believes the benefits of voting the security outweigh the costs of terminating the loan, consistent with the terms and conditions of Northern Trust’s procedures for recall of securities out on loan. In such instances, Northern Trust shall recall the shares on loan on a best efforts basis.

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EXHIBIT A. PROXY GUIDELINES

Northern Trust’s Proxy Committee has responsibility for the adoption, content, interpretation and application of the Proxy Guidelines described in Section 2.

As of the of the effective date of these policies and procedures1 each of the Proxy Guidelines listed below have been either internally developed or reviewed, and adopted by the Proxy Committee.

Guideline Name	Strategy Approach	Guideline Description Link(s)[2]
Northern Trust Proxy Guidelines	Guidelines developed by Northern Trust’s Proxy Voting Committee under a fundamental precept of ensuring the manner in which shares are voted is in the best interest of clients/beneficiaries and the value of the investment. The guidelines take into consideration common and best market practice standards in governance to promote total shareholder value and risk mitigation while applying a thoughtful and considered approach to environmental and social issues.	US and Non-US Securities
Socially Responsible Investor (SRI)	The SRI guidelines were developed by a third party to be consistent with the dual objectives of socially responsible shareholders - economic returns and good corporate governance, as well as ethical behavior of corporations and the social and environmental impact of the actions or companies in which they invest.	US Securities Non-US Securities
Taft-Hartley	Developed specifically for Taft-Hartley pension funds & investment managers, as well as AFL-CIO aligned accounts, the Taft-Hartley guidelines were developed by a third party based on the AFL-CIO. The guidelines are fully compliant with the fiduciary voting responsibilities of the Taft Hartley Labor Act.	US Securities Non-US Securities
Board Aligned	The Board-Aligned guidelines were developed by a third party for investors who generally prefer to vote in a manner that upholds foundational corporate governance prinicples, while generally following the board’s recommendation around environmental and social matters.	US Securities Non-US Securities
Climate

The Climate guidelines were developed by a third party to be consistent with widely recognized climate frameworks including the TCFD, GRI, and SASB standards. They are intended to balance the need for good disclosure on climate-related risks along with evaluation of a company’s preparedness to face and mitigate climate risks in a low carbon economy as well as alignment with global climate norms expectations (e.g. SFDR). On matters of corporate governance and executive compensation the Climate guidelines approach is based on principles of best practice and a focus on creating and preserving long-term economic value.

US Securities Non-US Securities

1 This is the effective date from which the Proxy Committee has last developed or reviewed, and adopted or re-affirmed the Proxy Guideline. Each Proxy Guideline has its own effective or last amended date.

2 These links are current as of the Effective Date of these policies and procedures and may be superseded by more current versions.

Man Group Global Proxy Voting Policy Summary February 2026

Each of Man Group plc’s investment managers1 (‘Man Group’) have adopted policies and procedures to ensure that any proxy voted on behalf of clients is voted in a manner which is in the best interests of such clients.

Proxy votes that may be voted at Man’s discretion, or where Man has been specifically instructed by a client to vote proxies, will be evaluated and Man will seek to vote in the best interest of the relevant Proxy Client(s). It should be noted that there may be times whereby Man invests in the same securities/assets while managing different investment strategies and/or clients. Accordingly, it may be appropriate in certain cases that such securities/assets are voted differently across different investment strategies and/or clients, based on their respective investment thesis and other portfolio considerations.

It should be noted that Man will only vote proxies on securities and other portfolio assets currently held by clients or in which clients have an economic interest. Proxies received for securities that are loaned out or are on contract for difference/swap will generally not be voted.2 In addition, from time to time clients may hold equity positions purely for financing purposes. The net result of these holdings is that the client has no economic interest in the issuer and as such Man will refrain from voting. Furthermore, Man Group may refrain from voting a proxy when it is determined that the cost of voting the proxy exceeds the expected benefit to the client

In addition, on an on-going basis Man will endeavour to identify material conflicts of interest, if any, which may arise between Man and one or more issuers of clients’ portfolio securities, with respect to votes proposed by and/or affecting such issuer(s), in order to ensure that all votes are voted in the overall best interest of clients.

Man has established Stewardship and Proxy Voting Committees that are responsible for resolving proxy voting issues when deemed necessary; making proxy voting decisions where a material conflict of interest may exist; monitoring compliance with The Global Proxy Voting Policy (the “Policy”); and setting new and/or modifying existing policies. Compliance will undertake monitoring of the Stewardship team’s conflict resolution process (such as the proxy watch list) where potential conflicts of interest may exist.

Man Group has appointed, and will appoint from time to time, one or more proxy voting service companies, to provide it with proxy voting services for certain Proxy Clients. Where applicable, Man Group will generally vote proxies for the relevant Proxy Clients in accordance with Man Group’s Proxy Voting Policy guidelines, unless otherwise specifically instructed to vote otherwise by the Portfolio Manager or such Proxy Client.

Man Group maintains documentation memorializing the decision to vote a proxy in a manner different from what is stated in the relevant proxy voting guidelines. Documentation is also maintained for all proxies that are not voted for Proxy Clients and the reasons therefore where Man Group has been instructed by the Proxy Client to vote.

Man Group’s Proxy Voting Policy (the “Policy”) is active uniformly firm-wide across all relevant investment capabilities.

The Policy uses the Glass Lewis standard policy as the base but applies a number of additional guidelines that target specific areas where we believe higher standards should be promoted.

The Glass Lewis standard proxy voting guidelines can be found on Glass Lewis’ website at:

https://www.glasslewis.com/voting-policies-current/

The Man Group Global Proxy Voting Policy guidelines are summarised in the table below:

[1]	For purposes of this policy, Man Group plc investment managers include GLG Partners LP, GLG LLC, AHL Partners LLP and Numeric Investors LLC.
[2]	On a case-by-case basis, stock may be recalled in order to vote.
Man Group Global Proxy Voting Policy Summary | 1

Key Areas	Man Group Global Proxy Voting Policy Guidelines
Merit, fairness and equality[3]

US, Canada, UK, Australia, Europe:

•     At companies included in standard market indices, we will generally vote against the nomination committee chair and/or members when the board of directors is not at least one-third gender diverse, unless the company demonstrates broader board diversity through, for instance, ethnic representation, disclosed plans to achieve diversity objectives, inclusion of diverse profiles in board candidate search process, or gender diversity at the executive level.

•     At companies listed in other market indices, we will generally vote against the nomination committee chair and/or members when there is not at least one woman on the board of directors.

Japan:

At companies included in standard market indices, we will generally vote against the nomination committee chair and/or members when the board of directors is not at least 15% gender diverse.

Human Rights

We will generally vote against the ESG committee or equivalent when a company is in breach of UN Global Compact (UNGC) compact and/or OECD guidelines.

For companies on the Man human rights watchlist[4], we will generally vote against the ESG committee or equivalent if the company does not have a human rights policy that is aligned with international standards, such as the Universal Declaration of Human Rights (UDHR), or ILO conventions.

Climate Change

For Man transition laggards[5,6], we will generally vote against the ESG committee or equivalent if:

•     The company lacks board oversight of climate

•     The company has not set a net zero target

•     The company does not report their disclosures in line with the Task Force on Climate-Related Financial Disclosures (TCFD) or the Sustainability Accounting Standards Board (SASB)

Executive Compensation

We will generally vote against executive compensation policies if there is insufficient disclosure, significant disconnect between pay and performance, lack of sufficiently stretching targets, excessive discretion, ex gratia, non-contractual payments or guaranteed bonuses, excessive quantum, excessive and unjustified increases in base salary, or lack of structural safeguarding mechanisms such as clawback and malus policies.

For Man transition laggards [5,6], we will generally vote against executive compensation policies if remuneration awards are not linked to climate indicators.

Board Tenure and Refreshment	We will generally vote against members of the nomination and/or governance committees wherein the board has an average tenure of greater than 10 years and there have been no new nominees in the last 5 years.
Shareholder Proposals	We will generally support shareholder proposals that request additional disclosure or promote environmentally or socially positive outcomes where we believe the company is mismanaging the relevant issue or lagging its peers, and where we consider it reasonable to expect the company to take the requested action.

Upon request, clients may receive a copy of Man Group’s Global Proxy Voting Policy and/or information regarding the manner in which securities held in their account were voted by contacting their Man Group representative at globalproxyvotingclientservices@man.com.

[3]	Vote decisions are reviewed on a case-by-case basis based on factors including, but not limited to, local laws, regulations and market standards.
[4]	Companies in sub-industries where human rights are material as defined by our ESG service provider
[5]	As defined by Man Group’s proprietary transition score.
[6]	The climate guidelines mainly apply to executive compensation and director elections; they take into account a company’s size and sector to ensure that shareholders execute votes that make sense from a financial perspective in the context of a company’s operations. Using our internal data capabilities, we have developed a proprietary transition score to identify a list of transition laggards operating in climate material sectors that receive the highest degree of focus.
Man Group Global Proxy Voting Policy Summary | 2

Nuveen Proxy Voting Policy

Policy Purpose and Statement

Proxy voting is the primary means by which shareholders may influence a publicly traded company’s governance and operations and thus create the potential for value and positive long-term investment performance. In certain cases, the Advisers may engage with Portfolio Companies as part of their process to make informed vote decisions and generally consider various factors including insights gained through engagement where that occurs. While the Advisers may generally share their views on a particular topic, these are not for the purpose of changing control of the issuer.

When an SEC registered investment adviser has proxy voting authority, the adviser has a fiduciary duty to vote proxies in the best interests of its clients and must not subrogate its clients’ interests to its own. In their capacity as fiduciaries and investment advisers, Advisers, vote proxies for the Portfolio Companies held by their respective clients, including investment companies and other pooled investment vehicles, institutional and retail separate accounts, and other clients as applicable. The Advisers have adopted this Policy, the Nuveen Proxy Voting Guidelines, and the Nuveen Proxy Voting Conflicts of Interest Policy for voting the proxies of the Portfolio Companies they manage. The Advisers leverage the expertise and services of an internal group referred to as Nuveen’s Stewardship Group to administer the Advisers’ proxy voting. The Stewardship Group adheres to the Advisers’ Proxy Voting Guidelines which are reasonably designed to ensure that the Advisers vote client securities in the best interests of the Advisers’ clients.

Applicability

This Policy applies to Nuveen associates acting on behalf of Nuveen Asset Management, LLC, (“NAM”), Teachers Advisors, LLC, (“TAL”) and TIAA-CREF

Investment Management,

LLC (“TCIM”), each an “Adviser” and collectively referred to as the “Advisers”

Policy Statement

Proxy voting is a key component of a Portfolio Company’s corporate governance program and is the primary method for exercising shareholder rights and articulating Nuveen’s position on the Portfolio Company’s behavior in an effort to enhance long-term shareholder value. Nuveen makes informed voting decisions in compliance with Rule 206(4)-6 (the “Rule”) of the Investment Advisers Act of 1940, as amended (the “Advisers Act”), and applicable laws and regulations, (e.g., the Employee Retirement Income Security Act of 1974, “ERISA”).

Enforcement

As provided in the TIAA Code of Business Conduct, all associates are expected to comply with applicable laws and regulations, as well as the relevant policies, procedures and compliance manuals that apply to Nuveen’s business activities. Violation of this Policy may result in disciplinary action up to and including termination of employment.

Terms and Definitions

Advisory Personnel includes the Adviser’s portfolio managers and research analysts.

Proxy Voting Guidelines (the “Guidelines”) are a set of pre-determined principles setting forth the manner in which the Advisers intend to vote on specific voting categories, and serve to assist clients, Portfolio Companies, and other interested parties in understanding how the Advisers generally intend to vote on proxy-related matters. The Guidelines are not exhaustive and do not necessarily dictate how the Advisers will ultimately vote with respect to any proposal or resolution. While the Guidelines are developed, maintained, and implemented by the Stewardship Group, and reviewed by the Nuveen Proxy Voting Committee, the portfolio managers of the Advisers maintain the ultimate authority with respect to how proxies will be voted and may determine to vote contrary to the Guidelines if such portfolio manager believes it is in the best interest of the respective Adviser’s clients to do so.

Portfolio Company refers to any publicly traded operating company held in an account that is managed by an Adviser or a Nuveen Affiliated Entity. For the avoidance of doubt, Portfolio Company excludes investment companies.

Policy Requirements

Investment advisers, in accordance with the Rule, are required to (i) adopt and implement written policies and procedures that are reasonably designed to ensure that proxies are voted in the best interest of clients, and address resolution of material conflicts that may arise, (ii) describe their proxy voting procedures to their clients and provide copies on request, and (iii) disclose to clients how they may obtain information on how the Advisers voted their proxies. Portfolio Companies may obtain information on how many shares the Advisers hold through regulatory filings and in public reports.

The Nuveen Proxy Voting Committee (the “Committee”), the Advisers, the Stewardship Group and Nuveen Compliance are subject to the respective requirements outlined below under Roles and Responsibilities.

Although it is the general policy to vote all applicable proxies received in a timely fashion with respect to securities selected by an Adviser for current clients, the Adviser may refrain from voting in certain circumstances where such voting would be disadvantageous, materially burdensome or impractical, or otherwise inconsistent with the overall best interest of clients.

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Roles and Responsibilities

Nuveen Proxy Voting Committee

The purpose of the Committee is to establish a governance framework to oversee the proxy voting activities of the Advisers in accordance with the Policy. The Committee’s voting members will be comprised from Research, the Advisers, and the Stewardship Group. Non-voting members will be comprised from Nuveen Legal, Nuveen Compliance, Nuveen Advisory Product, and Nuveen Investment Risk. The Committee may invite others on a standing, routine and/or an ad hoc basis to attend Committee meetings. The CCOs of the CREF Funds and the Nuveen Funds shall be standing, non-voting invitees. The Committee has delegated responsibility for the implementation and ongoing administration of the Policy to the Stewardship Group, subject to the Committee’s ultimate oversight and responsibility as outlined in the Committee’s Proxy Voting Charter.

Advisers

1.	Advisory Personnel maintain the ultimate decision-making authority with respect to how proxies will be voted, unless otherwise instructed by a client, and may determine to vote contrary to the

Guidelines and/or a vote recommendation of the Stewardship Group if such Advisory Personnel determines it is in the best interest of the Adviser’s clients to do so. The rationale for all such contrary vote determinations will be documented and maintained.

2.	When voting proxies for different groups of client accounts, Advisory Personnel may vote proxies held by the respective client accounts differently depending on the facts and circumstances specific to such client accounts. The rationale for all such vote determinations will be documented and maintained.
3.	Advisory Personnel must comply with the Nuveen Proxy Voting Conflicts of Interest Policy with respect to potential material conflicts of interest

Nuveen Stewardship Group

1.	Performs day-to-day administration of the Advisers’ proxy voting processes.
2.	Seeks to vote proxies in adherence to the Guidelines, which have been constructed in a manner intended to align with the best interests of clients. In applying the Guidelines, the Stewardship Group, on behalf of the Advisers, takes into account several factors, including, but not limited to:
•	Input from Advisory Personnel
•	Third party research
•	Specific Portfolio Company context, including environmental, social and governance practices, and financial performance.
3.	Assists in the development of securities lending recall protocols in cooperation with the Securities Lending Committee.
4.	Performs Form N-PX filings in accordance with regulatory requirements.
5.	Delivers copies of the Advisers’ Policy to clients and prospective clients upon request in a timely manner, as appropriate.
6.	Assists with the disclosure of proxy votes as applicable on corporate websites and elsewhere as required by applicable regulations.
7.	Prepares reports of proxies voted on behalf of the Advisers’ investment company clients to their Boards or committees thereof, as applicable.
8.	Performs an annual vote reconciliation for review by the Committee.
9.	Arranges the annual service provider due diligence of proxy voting vendors, including a review of the service provider’s potential conflicts of interests, and presents the results to the Committee.
10.	Facilitates quarterly Committee meetings, including agenda and meeting minute preparation.
11.	Complies with the Nuveen Proxy Voting Conflicts of Interest Policy with respect to potential material conflicts of interest.
12.	Creates and retains certain records in accordance with Nuveen’s Record Management program.
13.	Oversees the proxy voting service provider with respect to its responsibilities, including making and retaining certain records as required under applicable regulation.
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Nuveen Compliance

1.	Seeks to ensure proper disclosure of Advisers’ Policy to clients as required by regulation or otherwise.
2.	Seeks to ensure proper disclosure to clients of how they may obtain information on how the Advisers voted their proxies.
3.	Assists the Stewardship Group with arranging the annual service provider due diligence and presenting the results to the Committee.
4.	Assesses regulatory developments, pronouncements and guidance notes in coordination with Legal partners to determine policy and process implications. Shares assessment results with the Committee.
5.	Monitors for compliance with this Policy and retains records relating to its monitoring activities pursuant to Nuveen’s Records Management program.

Nuveen Legal

1.	Provides legal guidance as requested.

Governance

Review and Approval

This Policy will be reviewed at least annually and will be updated sooner if substantive changes are necessary. The Policy Owner, the Committee and the NEFI Compliance Committee are responsible for the review and approval of this Policy.

Implementation

Nuveen has established the Committee to provide centralized management and oversight of the proxy voting process administered by the Stewardship Group for the Advisers in accordance with its Proxy Voting Committee Charter and this Policy.

Exceptions

Any request for a proposed exception or variation to this Policy will be submitted to the Committee for approval and reported to the appropriate governance committee(s), where appropriate.

Related Documents

•	Nuveen Proxy Voting Committee Charter
•	Nuveen Proxy Voting Guidelines
•	Nuveen Proxy Voting Conflicts of Interest Policy and Procedures
•	Nuveen Policy Statement on Responsible Investing

Policy Adoption Date	February 3, 2020
Effective Date of Current Policy/Last Date Reviewed	September 22, 2025
Governance	NEFI Compliance Committee
Policy Owner	Nuveen Proxy Voting Committee
Policy Leader	Nuveen Compliance
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Proxy Voting Policy Summary

Version Date: 10/01/2025

Policy. River Road Asset Management, LLC’s (“River Road”) exercises discretionary voting authority over proxies issued on securities held in client accounts unless the client has explicitly reserved voting authority or has directed River Road to vote pursuant to the client’s voting policy. River Road, as a matter of policy and as a fiduciary to our clients, votes proxies for client securities in a manner believed most beneficial to shareholder value. River Road maintains written policies and procedures as to the handling, research, voting and reporting of proxy voting. River Road has established the Proxy Voting Policy Committee for reviewing voting guidelines and special issues. River Road’s compliance department oversees the operational and procedural aspects of the proxy voting process. Additionally, to help discharge its duties, River Road uses Glass Lewis & Co. (“Glass Lewis”) as its voting agent. Glass Lewis performs the following services:

•	provides analysis of proxy proposals,
•	tracks and receives proxies for which River Road clients are entitled to vote,
•	votes the proxies as directed by River Road; and
•	compiles and provides client voting records.

Voting Process. River Road will generally instruct Glass Lewis to vote proxies pursuant to guidelines adopted by the Proxy Voting Policy Committee at the beginning of each year. If River Road policy recommendation (i.e., the Glass Lewis recommendation in most instances) and the management recommendation for all votes on a ballot are the same, the compliance department will typically vote accordingly. There are limited instances where River Road has (and may in the future) vote differently from the policy and management recommendation.

When the Glass Lewis recommended vote contradicts the recommendation of management, the primary analyst assigned to the stock consults with the relevant portfolio manager(s) and reviews the proposal. The analyst and portfolio manager(s) then recommend to vote the issue in the way River Road believes is most beneficial to shareholder value. If this vote decision is different than policy recommendation (i.e., the Glass Lewis recommendation in most instances), the rationale is documented and a member of River Road’s ESG investment group and the compliance department reviews and approves the rationale before submitting the final vote.

Conflicts of Interest. River Road has eliminated most conflicts of interest by using an independent third party (Glass Lewis) that votes pursuant to the guidelines adopted by the Proxy Voting Policy Committee or in accordance with River Road’s direction based on the above process. Additionally, River Road’s voting process of voting with policy recommendation and requiring compliance department signoff if voting differently addresses any potential conflict of River Road voting shares for a public company that is also a River Road client or an affiliate of a River Road client. In cases where River Road believes there is an actual or perceived conflict of interest, River Road requires additional steps that may include the following:

•	documenting the potential conflict of interest;
•	obtaining the prior approval of the Chief Investment Officer and the Chief Compliance Officer;
•	obtaining Proxy Voting Policy Committee review or approval;
•	deferring to the voting recommendation of a third party;
•	voting pursuant to client direction (following disclosure of the conflict);
•	abstaining from voting;
•	voting reflectively (in the same proportion and manner as other shareholders); or,
•	taking such other action as necessary to protect the interests of clients.

For fund clients, River Road will also review and follow the fund policies related to voting conflicts of interest as appropriate.

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Effective Date: April 1, 2026

Virtus Fixed Income Advisers, LLC

6.12 PROXY

Under SEC Rule 206(4)-6 (the “Rule”), investment advisors have ﬁduciary obligations to their clients if the advisors have authority to vote their clients’ proxies. Under our standard contractual agreements, Virtus Fixed Income Advisers, LLC (“VFIA” or “The Firm”) is authorized to vote proxies on behalf of client accounts.

The Rule requires an investment adviser that exercises voting authority over client proxies to adopt policies and procedures reasonably designed to ensure that the adviser: 1) votes proxies in the best interests of clients; 2) discloses information about those policies and procedures; 3) discloses how clients may obtain information regarding individual security proxy votes cast on their behalf; and 4) maintains appropriate records relating to actual proxy voting.

As a manager of ﬁxed income securities, VFIA rarely has the opportunity to vote any proxy ballots. In the event we do receive equity securities through bond or leveraged loan restructurings, proxy voting policies and procedures have been established.

The Firm has a Proxy Committee (“Committee”) that is comprised of personnel from each division of VFIA that includes compliance, credit research and portfolio management. The Committee has ﬁve voting members and the Deputy Chief Compliance Oﬃcer serves as the Secretary of the Committee. The Committee is responsible for establishing policies and procedures reasonably designed to enable the Firm to discharge its ﬁduciary obligation to vote all applicable proxies on behalf of client accounts and funds where the Firm has proxy voting authority and to ensure compliance with applicable requirements. Annually (or more often as needed), the Committee will review, reaﬃrm and/or amend guidelines, strategies and proxy policies for all client accounts, funds, and product lines. The Committee may meet in person, telephonically or electronically such as via Teams.

The Firm utilizes a third-party proxy service provider, currently Institutional Shareholder Services (“ISS”), for support services related to the Firm’s proxy voting procedures, which include, but are not limited to:

1. The collection of proxy material from our clients’ custodians.

2. The review of proxy proposals and appropriate voting recommendations on behalf of the Firm.

3. The facilitation of proxy voting, reconciliation, and disclosure, in accordance with the Firm’s proxy policies and the Committee’s direction.

4. Recordkeeping and voting record retention.

The Firm votes all shares per the ISS proxy recommendations when the ISS recommendation is the same as the management recommendation. For voting instances where management and ISS diﬀer, the Proxy Committee will engage the applicable portfolio manager and/or research analyst for a recommendation on how to vote. The Proxy Committee will then ratify that recommendation. VFIA has the ability to override any recommendations provided by ISS in the event they do not represent what is in the best interest of our clients where we have voting authority.

Exceptions to Policy

The Firm may choose not to vote proxies in certain situations, or for certain accounts, such as but not limited to when the cost of voting would exceed any anticipated beneﬁt to the respective client(s); when a proxy is received for a client account that has been terminated; when a proxy is received for a security no longer managed; and/or when the exercise of voting rights could restrict the ability of an account’s portfolio manager to freely trade the security in question (for example, in certain foreign jurisdictions known as “blocking markets”)

Conﬂicts of Interest

Due to the Firm’s diversiﬁed client base and product lines, it may be determined a potential conﬂict exists in connection with a proxy vote. The Committee will determine how to address the conﬂict that may include voting strictly in accordance with policy, voting with management, and/or allowing the third-party service provider to vote in accordance with its guidelines.

Additional conﬂicts of interest will be evaluated by the Committee on an individual basis.

Although the Firm does its best to alleviate or diﬀuse known conﬂicts, there is no guarantee that all situations have been or will be mitigated through proxy policy incorporation.

ESG (Environmental, Social and Governance) Factors

VFIA believes that environmental, social, and corporate governance (“ESG”) factors can inﬂuence investment performance, expose potential investment risks, and provide an indication of management and leadership strength. Accordingly, VFIA will remain aware of applicable ESG factors when voting proxies, to the extent doing so would be consistent with our contractual obligations and our ﬁduciary duties to our clients. Speciﬁc proxy voting proposals relating to ESG factors may cover a wide range of matters and will be reviewed and voted on a case-by-case basis with input from the applicable division.

Additional Information

Records Related to Proxy Voting

All proxy voting records, including policy and procedures, proxy statements, votes cast and any correspondence relative thereto will be maintained in accordance with the applicable provisions of the Investment Advisers Act of 1940 (as amended) and pursuant to the Firm’s Data Retention Policy.

Firm clients:

Individual client Proxy Voting records are available to clients upon request. For any information related to proxy voting, or to obtain information about speciﬁc voting issues, please e-mail us at: vsscorporateactions@virtus.com.

Virtus Funds shareholders:

Shareholders of the Virtus Funds may request fund-related proxy voting information by calling 1-800-243-1574.

Eﬀective Date: April 1, 2026

April 2026

Global Proxy Voting and Engagement Policy

State Street Investment Management is the investment management arm of State Street Corporation, a leading provider of financial services to institutional investors. As an asset manager, State Street Investment Management votes its clients’ proxies where the client has delegated proxy voting authority to it, and State Street Investment Management votes these proxies and engages with companies in the manner that we believe will most likely protect and promote the long-term economic value of client investments, as described in this document.1

When engaging with and voting proxies with respect to the portfolio companies in which we invest our clients’ assets, we do so on behalf of and in the best interests of the client accounts we manage and do not seek to change or influence control of any such portfolio companies. The State Street Investment Management Global Proxy Voting and Engagement Policy (the “Policy”) contains certain policies that State Street Investment Management will only apply in jurisdictions where permitted by local law and regulations. State Street Investment Management will not apply any policies contained herein in any jurisdictions where State Street Investment Management believes that implementing or following such policies would be deemed to constitute seeking to change or influence control of a portfolio company.

Introduction

At State Street Investment Management, we take our fiduciary duties as an asset manager very seriously. One of our fiduciary obligations to our clients is to always act in their best interest, including when making investment decisions, voting proxies, and conducting other shareholder engagement activities. State Street Investment Management focuses on risks and opportunities that may impact long-term value creation for our clients’ investments. We rely on the elected representatives of the companies in which we invest—the board of directors—to oversee these firms’ strategies. We expect effective independent board oversight of the material risks and opportunities to a firm’s business and operations. We believe that appropriate consideration of these risks and opportunities is an essential component of a firm’s long-term business strategy, and expect boards to actively oversee the management of the firm’s strategy.

Our Asset Stewardship program

State Street Investment Management’s Asset Stewardship Team is responsible for developing and implementing this Policy, the implementation of third-party proxy voting guidelines where applicable, case-by-case voting items, issuer engagement activities, and research and analysis of corporate governance issues and proxy voting items. All engagement activities conducted with U.S. public company issuers held in our clients’ portfolios are conducted in accordance with Appendix A to this Policy.

[1]	This Policy is applicable to SSGA Funds Management, Inc., State Street Global Advisors Trust Company, and other investment advisory affiliates of State Street Corporation.

The Asset Stewardship Team’s activities are overseen by State Street Investment Management’s Global Fiduciary and Conduct Committee (“GFCC”). The GFCC is responsible for overseeing State Street Investment Management’s stewardship strategy, engagement priorities, and the implementation of this Policy.

State Street Investment Management has independently developed the Policy and all voting decisions and engagement activities for which State Street Investment Management has been given voting discretion are undertaken in accordance with the principles and viewpoints set forth in this Policy. Exceptions to this Policy include the use of an independent third party to vote on State Street Corporation (“State Street”) stock and the stock of other State Street affiliated entities, to mitigate a conflict of interest of voting on our parent company or affiliated entities, and other situations where we believe we may be conflicted from voting (for example, stock of a public company for which a State Street director also serves as a director, or due to an outside business interest). In such cases, delegated third parties exercise vote decisions based on their independent voting policy.

We aim to vote at all shareholder meetings where our clients have given us the authority to vote their shares and where it is feasible to do so. However, when we deem appropriate, we may refrain from voting at meetings in cases where:

•	Power of attorney documentation is required.
•	Voting would have a material impact on our ability to trade the security.
•	Voting is not permissible due to sanctions affecting a company or individual.
•	Issuer-specific special documentation is required, or various market or issuer certifications are required.
•	Certain market limitations would prohibit voting (e.g., partial/split voting prohibitions or residency restrictions).
•	Unless a client directs otherwise in so-called “share blocking” markets (markets where proxy voters have their securities blocked from trading during the period of the annual meeting).

Additionally, we are unable to vote proxies when certain custodians used by our clients do not offer proxy voting in a jurisdiction or when they charge a meeting-specific fee in excess of the typical custody service agreement.

Voting authority attached to certain securities held by State Street Investment Management’s pooled funds may be delegated to an independent third party as required by regulatory or other requirements. Under such arrangements, voting will be conducted by the independent third party pursuant to its proxy voting policy and not pursuant to this Policy.

The State Street Investment Management proxy voting choice program

In addition to the option of delegating proxy voting authority to State Street Investment Management pursuant to this Policy, clients may alternatively choose to participate in the State Street Investment Management Proxy Voting Choice Program (the “Proxy Voting Choice Program”), which empowers clients to direct the proxy voting of shares held by the eligible fund or segregated account2 they own. Clients that participate in the Proxy Voting Choice Program have the option of selecting a third-party proxy voting guideline from the policies included in the Proxy Voting Choice Program to apply to the vote of the client’s pro rata share of the

[2]	“Eligible funds and segregated accounts” include all fund and client accounts managed by State Street Investment Management that employ an equity index strategy and which have granted, or are able to grant, proxy voting authority to State Street Investment Management.

securities held by the eligible fund or segregated account they own. This Policy does not apply to shares voted under the Proxy Voting Choice Program.

Securities not voted pursuant to the policy

Where clients have asked State Street Investment Management to vote the client’s shares on their behalf, including where a pooled fund fiduciary has delegated the responsibility to vote the fund’s securities to State Street Investment Management, State Street Investment Management votes those securities in a unified manner, consistent with the principles described in this Policy. Exceptions to this unified voting policy are: (1) where State Street Investment Management has made its Proxy Voting Choice Program available to its separately managed account clients and investors within a fund managed by State Street Investment Management, in which case a pro rata portion of shares held by the fund or segregated account attributable to clients who choose to participate in the Proxy Voting Choice Program will be voted consistent with the third-party proxy voting guidelines selected by the clients, (2) where a pooled investment vehicle managed by State Street Investment Management utilizes a third party proxy voting guideline as set forth in that fund’s organizational and/or offering documents, and (3) where voting authority with respect to certain securities held by State Street Investment Management pooled funds may be delegated to an independent third party as required by regulatory or other requirements. With respect to such funds and separately managed accounts utilizing third-party proxy voting guidelines, the terms of the applicable third-party proxy voting guidelines shall apply in place of the Policy described herein and the proxy votes implemented with respect to such a fund or account may differ from and be contrary to the votes implemented for other portfolios managed by State Street Investment Management pursuant to this Policy.

Regional nuances

When voting and engaging with companies, we may consider regional nuances that may be relevant to companies in a particular jurisdiction. We expect companies to observe the relevant laws and regulations of their respective markets, as well as country-specific best practice guidelines and corporate governance codes.

Our proxy voting and engagement principles

State Street Investment Management’s proxy voting and engagement program focuses on three broad principles:

1.	Effective board oversight: We believe that well-governed companies are best placed to protect and pursue shareholder interests. Principally, a board acts on behalf of shareholders by protecting their interests and preserving their rights. In order to carry out their primary responsibilities, directors undertake activities that include setting strategy and providing guidance on strategic matters, selecting the CEO and other senior executives, overseeing executive management, creating a succession plan for the board and management, and providing effective oversight of material risks and opportunities relevant to their business. Further, good corporate governance necessitates the existence of effective internal controls and risk management systems, which should be governed by the board.

We view board quality as a measure of director independence, director succession planning, board composition, evaluations and refreshment, and company governance practices.

2.	Disclosure: It is important for shareholders to receive timely and accurate reporting of a company’s financial performance and strategy so that they are able to assess both the value and risk of their investment. In addition to information related to strategy and performance, companies should also provide disclosure relating to their approach to corporate governance and shareholder rights. Such information allows investors to determine whether their economic interests have been safeguarded by the board and provides insights into the quality of the board’s oversight of management.

Ultimately, the board of directors is accountable for the oversight and disclosure of the material risks and opportunities faced by the company.

3.	Shareholder protection: State Street Investment Management believes it is in the best interest of shareholders for companies to have appropriate shareholder rights and accountability mechanisms in place. As a starting place for voting rights, it is necessary for ownership rights to reflect one vote for one share to ensure that economic interests and proxy voting power are aligned. This share structure best supports the shareholders’ right to exercise their proxy vote on matters that are important to the protection of their investment, such as share issuances and other dilutive events, authorization of strategic transactions, approval of a shareholder rights plan, and changes to the corporate bylaws or charter, among others. In terms of accountability to shareholders and appropriate checks and balances, we believe there should be annual elections of the full board of directors.

Application of principles

These three principles of effective board oversight, disclosure and shareholder protection apply across all of State Street Investment Management’s proxy voting decisions and engagements. When engaging with or voting at portfolio companies in different markets, State Street Investment Management may apply the principles in ways that are specific to a given market based on factors such as regulatory and/or legal requirements, availability of data, resources, disclosure practices, and size of holdings in our clients’ accounts.

Shareholder proposals

When voting our clients’ proxies, we may be presented with shareholder proposals at portfolio companies that must be evaluated on a case-by-case basis and in accordance with the principles set forth above. Where a company has received a shareholder proposal on a commonly requested disclosure topic and the company has determined that the topic is material to its business, we assess the effectiveness of the company’s disclosure on such topic in connection with the proposal.

Engagement

We conduct engagements with individual issuers to communicate the principles set forth in this Policy and to learn more about companies’ strategy, board oversight and disclosure practices. Engagements with US public companies held in our clients’ accounts are conducted in accordance with Appendix A. In addition, we encourage issuers to increase the amount of direct communication board members have with shareholders. We believe direct communication with executive board members and independent non-executive directors is critical to helping companies understand shareholder concerns.

Section I: Effective board oversight

Director independence

We believe independent directors are crucial to good corporate governance because we believe that independent perspectives contribute to establishing and maintaining more sound corporate governance practices.

We have developed criteria for evaluating director independence, which vary by region and/or local jurisdiction. These criteria generally follow relevant listing standards, local regulatory requirements and/or local market practice standards. Such criteria may include:

•	Participation in related-party transactions or other material business relations with the company
•	Employment history with the company
•	Status as founder or member of the founding family
•	Government representative
•	Excessive tenure and preponderance of long-tenured directors
•	Relations with significant shareholders
•	Close family ties with any of the company’s advisers, directors or senior employees
•	Cross-directorships
•	Receipt of non-board related compensation from the issuer, its auditors or advisors
•	Company’s classification of a director as non-independent

In some cases, State Street Investment Management’s criteria may be more rigorous than applicable local or listing requirements.

Majority independent board

We believe a sufficiently independent board is key to effectively monitoring management performance and providing strategic oversight.

Separation of Chair/CEO

We believe there needs to be strong independent leadership of the board, in accordance with the principles discussed above. We believe the board is best placed to choose the governance structure that is most appropriate for that company.

Board committees

We believe that board committees are crucial to robust corporate governance and should be composed of a sufficient number of independent directors. We use the same criteria for evaluating committee independence as we do for evaluating director independence, which varies by region and/or local jurisdiction. Although we recognize that board structures may vary by jurisdiction, where a board has established an audit committee and/or compensation/remuneration committee, we generally expect the committee to be primarily, and in some cases, fully independent.

Refreshment and tenure

We believe that average board tenure should broadly align with the length of the business cycle of the respective industry in which a company operates. In assessing excessive tenure, we consider factors such as the preponderance of long tenured directors, board refreshment practices, classified board structures and the business cycle for the industry in which a company operates.

Director time commitments

We believe a company’s nominating committee is best placed to determine appropriate time commitments for the company’s directors. We consider if a company publicly discloses its director time commitment policy (e.g., within corporate governance guidelines, proxy statement, annual report, company website, etc.) and if this policy or associated disclosure outlines the factors that the nominating committee considers to assess director time commitments during the annual policy review process.

Board composition

We believe effective board oversight of a company’s long-term business strategy necessitates a board composition with a range of knowledge, expertise, experience, and perspectives. We recognize that many factors may influence board composition, including board size, geographic location, and local regulations. We believe board members should have adequate knowledge and expertise to provide effective oversight of corporate strategy, operations, and risks and opportunities. Further, we believe that a robust nominating and governance process is essential to achieving a board composition that is designed to facilitate effective and independent oversight of a company’s long-term strategy. We believe nominating committees are best placed to determining the most effective board composition and to ensure that adequate knowledge, expertise, experience and perspectives are represented in the boardroom. Boards should also have a regular evaluation process in place to assess the effectiveness of the board and the knowledge and expertise of board members to address material issues such as emerging risks, changes to corporate strategy, and diversification of operations and geographic footprint.

Non-US companies in certain non-US indexes that do not meet established board diversity thresholds will be flagged for case-by-case review of the company’s disclosures related to board composition. In addition, companies in certain established markets demonstrating underperformance relative to their Global Industry Classification Standard (GICS) sector (based on a total shareholder return metric), will be flagged for review of the company’s disclosures related to board composition.

When evaluating board composition, we assess a company’s financial performance relative to its GICS sector (based on a total shareholder return metric) and relevant disclosures

Board accountability

1.	Oversight of strategy and risk

We believe that risk management is a key function of the board, which is responsible for setting the overall risk appetite of a company and for providing oversight on the risk management process established by senior executives at a company. We recognize that boards are responsible for determining the ways in which they provide oversight in this area. However, we expect companies to disclose how the board provides oversight of its risk management system and risk identification. Boards should also review existing and emerging risks that evolve in tandem with the changing political and economic landscape or as companies diversify or expand their operations into new areas.

As responsible stewards, we believe in the importance of effective risk management and oversight of issues that are material to a company. To effectively manage and assess the risk of our clients’ portfolios, we expect our portfolio companies to manage risks and opportunities that are material, market-specific and industry-specific and that have a demonstrated link to long-term value creation, and to provide high-quality disclosure of this process to shareholders.

When evaluating a board’s oversight of risks and opportunities, we assess the following factors, based on various criteria including a company’s financial performance relative to its sector (based on a total shareholder return metric), relevant disclosures by, and engagements with, portfolio companies:

•	Oversees long-term strategy
—	Articulates the material risks and opportunities and how those risks and opportunities fit into the firm’s long-term business strategy
—	Regularly assesses the effectiveness of the company’s long-term strategy, and management’s execution of this strategy
•	Demonstrates an effective oversight process
—	Describes which committee(s) have oversight over specific risks and opportunities, as well as which topics are overseen and/or discussed at the full-board level
—	Includes risks and opportunities in board and/or committee agendas, and articulates how often specific topics are discussed at the committee and/or full-board level
—	Utilizes KPIs or metrics to assess the effectiveness of risk management processes
—	Engages with key stakeholders, including employees and investors
•	Ensures effective leadership
—	Holds management accountable for progress on relevant metrics and targets
—	Integrates necessary knowledge and expertise into the board nominating and executive hiring processes, and provides training to directors and executives on topics material to the company’s business
—	Conducts a periodic effectiveness review
•	Ensures disclosures of material information
—	Ensures publication of relevant disclosures, including those regarding material topics to the company’s business

2.	Compliance with corporate governance principles

Our minimum expectation is that companies will comply with their respective market governance codes and/or stewardship principles. Issuers are encouraged to provide explanations of their level of compliance with their local market code and why their preferred governance structure (if not compliant with the code) serves shareholders’ long-term interests.

We will review governance practices at companies in selected indexes for their adherence to market governance codes and/or stewardship principles.

3.	Proxy contests

We believe nominating committees that are comprised of independent directors are best placed to assess which individuals are adequately equipped with the knowledge and expertise to fulfill the duties of board members, and to act as effective fiduciaries. While our default position is to support the committees’ judgement, we consider the following factors when evaluating dissident nominees:

•	Strategy presented by dissident nominees versus that of current management, as overseen by the incumbent board

•	Effectiveness, quality, and experience of the management slate
•	Material governance failures and the level of responsiveness to shareholder concerns and market signals by the incumbent board
•	Quality of disclosure and engagement practices to support changes to shareholder rights, capital allocation, and/or governance structure
•	Company performance and, if applicable, the merit of a recovery plan
•	Expertise of board members with respect to company industry and strategy

4.	Compensation and remuneration

We consider it the board’s responsibility to determine the appropriate level of executive compensation. Despite the differences among the possible types of plans and awards, there is a simple underlying philosophy that guides our analysis of executive compensation: we believe that there should be a direct relationship between executive compensation and company performance over the long term.

Shareholders should have the opportunity to assess whether pay structures and levels are aligned with business performance. When assessing remuneration reports, we consider factors such as adequate disclosure of various remuneration elements, absolute and relative pay levels, peer selection and benchmarking, the mix of long-term and short-term incentives, alignment of pay structures with shareholder interests, as well as with corporate strategy and performance.

For example, criteria we may consider include the following:

•	The company’s financial performance relative to its GICS sector, based on a total shareholder return metric
•	Overall quantum relative to company performance
•	Vesting periods and length of performance targets
•	Mix of performance, time and options based stock units
•	Use of special grants and one-time awards
•	Retesting and repricing features
•	Disclosure and transparency

5.	Board meeting attendance

We expect directors to attend at least 75 percent of board meetings in the last financial year or provide an appropriate explanation for why they were unable to meet this attendance threshold.

Section II: Disclosure

It is important for shareholders to receive timely and accurate reporting of a company’s financial performance and strategy so that they are able to assess both the value and risk of their investment. In addition to information related to strategy and performance, companies should provide disclosure relating to their approach to corporate governance and shareholder rights. Such information allows investors to determine whether their financial interests have been protected by the board and provides insights into the board’s oversight of management. Ultimately, the board of directors is accountable for the oversight and disclosure of the material risks and opportunities faced by the company.

Reporting

1.	Financial statements

We believe the disclosure and availability of reliable financial statements in a timely manner is imperative for investment analysis. We expect external auditors to provide assurance of a company’s financial condition.

2.	Disclosures of material risks and opportunities faced by the company

We believe in the importance of effective risk management and governance of issues that are material to a company. This may include sustainability-related risks and opportunities where a company has identified such risks and opportunities as material to its business. Such disclosure allows shareholders to effectively assess companies’ oversight, strategy, and business practices related to these issues identified as material.

Where a company has determined a topic is material to its business, we will assess the company’s disclosure in accordance with our evaluation criteria that we believe represent quality disclosure on common disclosure topics. We may also review the company’s relevant disclosures against industry and market practice (e.g., peer disclosure, relevant frameworks, relevant industry guidance).

We look to companies to provide disclosure on the risks and opportunities relevant to their businesses, and on the board’s oversight of these risks and opportunities, in line with applicable local regulatory requirements and any voluntary standards and frameworks adopted by the company.

Section III: Shareholder protection

Capital

1.	Share capital structure

The ability to raise capital is critical for companies to carry out strategy, to grow, and to achieve returns above their cost of capital. The approval of capital raising activities is fundamental to a shareholder’s ability to monitor the amounts of proceeds and to ensure capital is deployed efficiently. Altering the capital structure of a company is a critical decision for boards. When making such a decision, we believe the company should disclose a comprehensive business rationale that is consistent with corporate strategy and not overly dilutive to its shareholders.

Our approach to share capital structure matters may vary by local market and jurisdiction, due to regional nuances. Such proposals may include:

•	Increase in authorized common shares
•	Increase in authorized preferred shares
•	Introduction of unequal voting rights
•	Share repurchase programs

2.	Reorganization, mergers and acquisitions

The reorganization of the structure of a company or mergers often involve proposals relating to reincorporation, restructurings, liquidations, and other major changes to the corporation.

We expect proposals to be in the best interests of shareholders, demonstrated by enhancing share value or improving the effectiveness of the company’s operations.

We evaluate structural reorganizations and mergers on a case-by-case basis and expect transactions to maximize shareholder value. Some of the considerations include the following:

•	Offer premium
•	Strategic rationale
•	Board oversight of the process for the recommended transaction, including director and/or management conflicts of interest
•	Offers made at a premium and where there are no other higher bidders
•	Offers in which the secondary market price is substantially lower than the net asset value

We also may consider other factors, such as:

•	Offers with potentially negative consequences for minority shareholders because of illiquid stock
•	Offers where we believe there is a reasonable prospect for an enhanced bid or other bidders
•	Cases where the current market price of the security exceeds the bid price at the time of voting

3.	Related-party transactions

Some companies have a controlled ownership structure and complex cross-shareholdings between subsidiaries and parent companies (“related companies”). Such structures may result in the prevalence of related-party transactions between the company and its various stakeholders, such as directors and management, subsidiaries and shareholders. In markets where shareholders are required to approve such transactions, we expect companies to disclose details of the transaction, such as the nature, the value and the purpose of such a transaction. We also believe independent directors should ratify such transactions. Further, we believe companies should describe the level of independent board oversight and the approval process, including details of any independent valuations provided by financial advisors on related-party transactions.

Shareholder rights

1.	Proxy access

In general, we believe that proxy access is a fundamental right and an accountability mechanism for all long-term shareholders. We consider proposals relating to proxy access on a case-by-case basis and consider a balance between providing long-term shareholders accountability while preserving the flexibility for management to design a process that is appropriate for the company’s circumstances.

2.	Vote standards

a.	Annual elections: We believe the establishment of annual elections of the board of directors is appropriate. We also consider the overall level of board independence and the independence of the key committees, as well as the existence of a shareholder rights plan.

b.	Majority voting: We believe a majority vote standard based on votes cast for the election of directors is appropriate.

3.	Shareholder meetings

a.	Special meetings and written consent: We believe the ability for shareholders to call special meetings, as well as act by written consent is appropriate.

b.	Notice period to convene a general meeting: We expect companies to give as much notice as is practicable when calling a general meeting, generally at least 14 days.

c.	Virtual/hybrid shareholder meetings: We believe the right to hold shareholder meetings in a virtual or hybrid format is appropriate provided the company:
—	Affords virtual attendee shareholders the same rights as would normally be granted to in-person attendee shareholders
—	Commits to time-bound renewal (five years or less) of meeting format authorization by shareholders
—	Provides a written record of all questions posed during the meeting, and
—	Complies with local market laws and regulations relating to virtual and hybrid shareholder meeting practices

In evaluating these proposals we also consider the operating environment of the company, including local regulatory developments and specific market circumstances impacting virtual meeting practices.

Governance documents & miscellaneous items

1.	Article amendments

We believe amendments to company bylaws that may negatively impact shareholder rights (such as fee-shifting, forum selection, and exclusion service bylaws) should be put to a shareholder vote. We believe a majority voting standard is generally appropriate.

We generally believe companies should have a fixed board size, or designate a range for the board size.

2.	Anti-takeover issues

Occasionally, companies add anti-takeover provisions that reduce the chances of a potential acquirer to make an offer, or to reduce the likelihood of a successful offer. We generally believe shareholders should have the right to vote on reasonable offers. Our approach to anti-takeover issues may vary by local market and jurisdiction, due to regional nuances.

3.	Accounting and audit-related issues

Companies should have robust internal audit and internal control systems designed for effective management of any potential and emerging risks to company operations and strategy.

The responsibility of setting out an internal audit function lies with the audit committee, which should have independent non-executive directors designated as members.

We believe the disclosure and availability of reliable financial statements in a timely manner is imperative for investment analysis. As a result, board oversight of the internal controls and the independence of the audit process are essential if investors are to rely upon financial statements. It is important for the audit committee to appoint external auditors who are independent from management, as we expect auditors to provide assurance of a company’s financial condition.

State Street Investment Management believes that a company’s external auditor is an essential feature of an effective and transparent system of external independent assurance. Shareholders should be given the opportunity to vote on their (re-)appointment at the annual meeting.

When appointing external auditors and approving audit fees, we will take into consideration the level of detail in company disclosures.

In circumstances where “other” fees include fees related to initial public offerings, bankruptcy emergence, and spin-offs, and the company makes public disclosure of the amount and nature of those fees which are determined to be an exception to the standard “non-audit fee” category, then such fees may be excluded from the non-audit fees considered in determining the ratio of non-audit to audit/audit-related fees/tax compliance and preparation for purposes of determining whether non-audit fees are excessive.

We believe that a company should be able to discharge its auditors in the absence of pending litigation, governmental investigation, charges or fraud or other indication of significant concern. Further, we believe that auditors should attend the annual meeting of shareholders.

4.	Indemnification and liability

Generally, we believe directors3 should be able to limit their liability and/or expand indemnification and liability protection if a director has not acted in bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office.

Section IV: Shareholder proposals

We believe that company boards do right by investors and are responsible for overseeing strategy and company management. To that end, we do not support shareholder proposals that are on a topic that the company has not determined to be material to its business or that appear to impose changes to business strategy or operations, such as increasing or decreasing investment in certain products or businesses or phasing out a product or business line.

When assessing shareholder proposals, we fundamentally consider whether the adoption of the resolution would promote long-term shareholder value in the context of our core governance principles:

1.	Effective board oversight
2.	Quality disclosure
3.	Shareholder protection

Section V: Engagement

State Street Investment Management takes a comprehensive approach to engaging with portfolio companies. Through engagement, we aim to learn more about portfolio companies’ strategy, board oversight and disclosure practices, and to better understand topics that companies deem material to their business.

[3]	In Japan, this includes statutory auditors.

Engagements with US portfolio companies: Engagements with US public companies in our clients’ portfolios are conducted in accordance with Appendix A. We do not seek to change or influence control of any portfolio company through engagement.

Equity engagements: In these conversations State Street Investment Management may express viewpoints regarding what constitutes best practices supporting effective board oversight, disclosure, and shareholder protection consistent with the Policy. Engagements may be held with portfolio companies to discuss a ballot item, event or other established topic found in our Policy.

Fixed income engagements: From time-to-time, certain corporate action election events, reclassifications or other changes to the investment terms of debt holdings may occur or an issuer may seek to engage with State Street Investment Management to discuss matters pertaining to the debt instruments that State Street Investment Management holds on behalf of its clients. In such instances, State Street Investment Management may engage with the issuer to obtain further information about the matter for purposes of its investment decision making. Such engagements are the responsibility of the Fixed Income portfolio management team, but may be supported by State Street Investment Management’s Asset Stewardship Team. All election decisions are the responsibility of the relevant portfolio management team.

Engaging with other investors soliciting State Street Investment Management’s votes in connection with contested shareholder meetings, vote-no campaigns, or shareholder proposals

While it may be helpful to speak to other investors that are running proxy contests, putting forth vote-no campaigns, or proposing shareholder proposals at portfolio companies, we limit such discussions to investors who have filed necessary documentation with regulators and engage in these discussions at our own discretion.

Our primary purpose of engaging with investors is:

•	To gain a better understanding of their position or concerns at portfolio companies.
•	In proxy contest situations:
—	To assess possible director candidates where investors are seeking board representation in proxy contest situations
—	To understand the investor’s proposed strategy for the company and investment time horizon to assess their alignment with State Street Investment Management’s views and interests as a long-term shareholder

Any information about our vote decisions are available in this document and on our website. All requests for engagement should be sent to GovernanceTeam@ssga.com.

Section VI: Other matters

Securities on loan

As a responsible investor and fiduciary, we recognize the importance of balancing the benefits of voting shares and the incremental lending revenue for the pooled funds that participate in State Street Investment Management’s securities lending program (the “Funds”). Our objective is to recall securities on loan and restrict future lending until after the record date for the respective vote in instances where we believe that a particular vote could have a material impact on the Funds’ long-term financial performance and the benefit of voting shares will outweigh the forgone lending income.

Accordingly, we have set systematic recall and lending restriction criteria for shareholder meetings involving situations with the highest potential financial implications (such as proxy contests and strategic transactions including mergers and acquisitions, going dark transactions, change of corporate form, or bankruptcy and liquidation). Generally, these criteria for recall and restriction for lending only apply to certain large cap indices in developed markets.

State Street Investment Management monitors the forgone lending revenue associated with each recall to determine if the impact on the Funds’ long-term financial performance and the benefit of voting shares will outweigh the forgone lending income.

Although our objective is to systematically recall securities based on the aforementioned criteria, we must receive notice of the vote in sufficient time to recall the shares on or before the record date. When we do not receive timely notice, we may be unable to recall the shares on or before the record date.

Reporting

We provide transparency for our stewardship activities through our regular client reports and relevant information reported online in accordance with applicable legal and regulatory requirements. We publish an annual stewardship report that provides details of our stewardship approach, engagement and voting policies, and activities during the year. The annual stewardship report is complemented by quarterly stewardship activity reports as well as the publication of thought leadership on governance and other topics . Our voting record information is available on Vote View, an interactive platform that provides relevant company details, proposal types, resolution descriptions, and records of our votes cast.

Appendix A:

Policy guidelines for engagement with portfolio companies that are U.S. public companies

These policy guidelines apply to all stewardship engagement activities conducted by the State Street Investment Management’s Asset Stewardship Team with portfolio companies that are U.S. public companies (“U.S. portfolio companies”). “U.S. public companies” is defined for purposes of the Policy and this Appendix A as any issuer that has registered one or more classes of securities under the U.S. Securities Exchange Act of 1934, as amended. These policy guidelines apply to engagements related to voting matters at U.S. portfolio companies as well as offseason engagements with US portfolio companies.

As a matter of policy, State Street Investment Management does not seek to influence or change control of any issuer, including U.S. portfolio companies.

When engaging with U.S. portfolio companies, the Asset Stewardship Team may discuss State Street Investment Management’s viewpoints regarding what constitutes best practices supporting effective board oversight of material risks, disclosure of material risks, and shareholder protection consistent with the Policy, including this Appendix A. However, the Asset Stewardship Team will not discuss how it intends to cast its vote on any ballot item, nor its rationale for any vote it has made. Additionally, the Asset Stewardship Team will not dictate or pressure U.S. portfolio companies to adopt or change any policies (including but not limited to policies related to climate, diversity, equity and inclusion, or sustainability) or fundamental business choices like capital allocation. The Asset Stewardship Team will not engage in discussions with U.S. portfolio companies that explicitly or implicitly suggest contingent voting or divestment if a company does not adopt State Street Investment Management’s viewpoint on a particular item, or that suggest that any particular factor, policy or practice is dispositive in making engagement or voting decisions.

All meeting agendas with U.S. portfolio companies are set by the U.S. portfolio company. If requested by the U.S. portfolio company, State Street Investment Management may engage with the company on topics that the U.S. portfolio company has determined to be material to its business, at all times in accordance with the principles set forth in the Policy. However, the Asset Stewardship Team does not discuss, and will remain in listen-only mode during all discussions of, the following topics with U.S. portfolio companies or other investors soliciting State Street Investment Management’s votes in connection with contested shareholder meetings, vote-no campaigns, or shareholder proposals:

•	Contested director elections
•	Adoption of a climate transition plan
•	Adoption of specific targets for emissions reductions
•	Scope 3 emissions, including without limitation adoption of a Scope 3 emissions policy, disclosure of Scope 3 emissions, and any reduction of Scope 3 emissions
•	Changes to the U.S. portfolio company’s capital allocation

When engaging with U.S. portfolio companies on issues or matters relating to gender, racial or ethnic diversity, the Asset Stewardship Team may discuss State Street Investment Management’s belief that effective board oversight of a company’s long-term business strategy necessitates a board composition with a range of knowledge, expertise, experience, and perspectives. However, State Street Investment Management does not apply, nor will it discuss, specific targets or thresholds of gender, racial or ethnic diversity in connection with U.S. portfolio companies.

About State Street Investment Management

At State Street Investment Management, we have been helping create better outcomes for institutions, financial intermediaries, and investors for nearly half a century. Starting with our early innovations in indexing and ETFs, our rigorous approach continues to be driven by market-tested expertise and a relentless commitment to those we serve. With over $5 trillion in assets managed*, clients in over 60 countries, and a global network of strategic partners, we use our scale to deliver a comprehensive and cost-effective suite of investment solutions that help investors get wherever they want to go.

*	This figure is presented as of December 31, 2025 and includes ETF AUM of $1,950.80 billion USD of which approximately $173.02 billion USD in gold assets with respect to SPDR products for which State Street Global Advisors Funds Distributors, LLC (SSGA FD) acts solely as the marketing agent. SSGA FD and State Street Investment Management are affiliated. Please note all AUM is unaudited.

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PROXY VOTING POLICIES AND PROCEDURES

RESPONSIBILITY TO VOTE PROXIES

T. Rowe Price Associates, Inc. and certain of its investment adviser affiliates1 (collectively, “T. Rowe Price”) have adopted these Proxy Voting Policies and Procedures (“Policies and Procedures”) for the purpose of establishing formal policies and procedures for performing and documenting their fiduciary duty with regard to the voting of client proxies. This document is reviewed at least annually and updated as necessary.

T. Rowe Price recognizes and adheres to the principle that one of the privileges of owning stock in a company is the right to vote in the election of the company’s directors and on matters affecting certain important aspects of the company’s structure and operations that are submitted to shareholder vote. The U.S.-registered investment companies which T. Rowe Price sponsors and serves as investment adviser (the “Price Funds”) as well as other investment advisory clients have delegated to T. Rowe Price certain proxy voting powers. As an investment adviser, T. Rowe Price has a fiduciary responsibility to such clients when exercising its voting authority with respect to securities held in their portfolios. T. Rowe Price reserves the right to decline to vote proxies in accordance with client-specific voting guidelines.

Fiduciary Considerations. It is the policy of T. Rowe Price that decisions with respect to proxy issues will be made in light of the anticipated impact of the issue on the desirability of investing in the portfolio company from the viewpoint of the particular advisory client or Price Fund. Proxies are voted solely in the interests of the client, Price Fund shareholders or, where employee benefit plan assets are involved, in the interests of plan participants and beneficiaries. Our intent has always been to vote proxies, where possible to do so, in a manner consistent with our fiduciary obligations and responsibilities.

One of the primary factors T. Rowe Price considers when determining the desirability of investing in a particular company is the quality and depth of its management. We recognize that a company’s management is entrusted with the day-to-day operations of the company, as well as its long-term direction and strategic planning, subject to the oversight of the company’s board of directors. Accordingly, our proxy voting guidelines are not intended to substitute our judgment for management’s with respect to the company’s day-to-day operations. Rather, our proxy voting guidelines are designed to promote accountability of a company’s management and board of directors to its shareholders; to align the interests of management with those of shareholders; and to encourage companies to adopt best practices in terms of their corporate governance and

1 This document is not applicable to T. Rowe Price Investment Management, Inc. (“TRPIM”). TRPIM votes proxies independently from the other T. Rowe Price-related investment advisers and has adopted its own proxy voting policy.

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disclosure. In addition to our proxy voting guidelines, we rely on a company’s public filings, its board recommendations, its track record, country-specific best practices codes, our research providers and – most importantly – our investment professionals’ views in making voting decisions. T. Rowe Price investment personnel do not coordinate with investment personnel of its affiliated investment adviser, TRPIM, with respect to proxy voting decisions.

T. Rowe Price seeks to vote all of its clients’ proxies. In certain circumstances, T. Rowe Price may determine that refraining from voting a proxy is in a client’s best interest, such as when the cost of voting outweighs the expected benefit to the client. For example, the practicalities and costs involved with international investing may make it impossible at times, and at other times disadvantageous, to vote proxies in every instance.

ADMINISTRATION OF POLICIES AND PROCEDURES

Environmental, Social and Governance Investing Committee. T. Rowe Price’s Environmental, Social and Governance Investing Committee (“TRPA ESG Investing Committee” or the “Committee”) is responsible for establishing positions with respect to corporate governance and other proxy issues. Certain delegated members of the Committee also review questions and respond to inquiries from clients and mutual fund shareholders pertaining to proxy issues. While the Committee sets voting guidelines and serves as a resource for T. Rowe Price portfolio management, it does not have proxy voting authority for any Price Fund or advisory client. Rather, voting authority and responsibility is held by the Chairperson of the Price Fund’s Investment Advisory Committee or the advisory client’s portfolio manager. The Committee is also responsible for the oversight of third-party proxy services firms that T. Rowe Price engages to facilitate the proxy voting process.

Global Proxy Operations Team. The Global Proxy Operations team is responsible for administering the proxy voting process as set forth in the Policies and Procedures.

Governance Team. Our Governance team is responsible for reviewing the proxy agendas for all upcoming meetings and making company-specific recommendations to our global industry analysts and portfolio managers with regard to the voting decisions in their portfolios.

Responsible Investment Team. Our Responsible Investment team oversees the integration of environmental and social factors into our investment processes across asset classes. In formulating vote recommendations for matters of an environmental or social nature, the Governance team consults with the appropriate sector analyst from the Responsible Investment team, as appropriate.

HOW PROXIES ARE REVIEWED, PROCESSED AND VOTED

In order to facilitate the proxy voting process, T. Rowe Price has retained Institutional Shareholder Services (“ISS”) as an expert in the proxy voting and corporate governance area. ISS specializes in providing a variety of fiduciary-level proxy advisory and voting services. These

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services include custom vote recommendations, research, vote execution, and reporting. Services provided by ISS do not include automated processing of votes on our behalf using the ISS Benchmark Policy recommendations. Instead, in order to reflect T. Rowe Price’s issue-by-issue voting guidelines as approved each year by the TRPA ESG Investing Committee, ISS maintains and implements custom voting policies for the Price Funds and other advisory client accounts.

Meeting Notification

T. Rowe Price utilizes ISS’ voting agent services to notify us of upcoming shareholder meetings for portfolio companies held in client accounts and to transmit votes to the various custodian banks of our clients. ISS tracks and reconciles our clients’ holdings against incoming proxy ballots. If ballots do not arrive on time, ISS procures them from the appropriate custodian or proxy distribution agent. Meeting and record date information is updated daily and transmitted to T. Rowe Price through ProxyExchange, an ISS application.

Vote Determination

Each day, ISS delivers into T. Rowe Price’s customized ProxyExchange environment a comprehensive summary of upcoming meetings, proxy proposals, publications discussing key proxy voting issues, and custom vote recommendations to assist us with proxy research and processing. For meetings with complex ballot items in certain international markets, research may be consulted from local domestic proxy research providers. The final authority and responsibility for proxy voting decisions remains with T. Rowe Price. Decisions with respect to proxy matters are made primarily in light of the anticipated impact of the issue on the desirability of investing in the company from the perspective of our clients.

Portfolio managers execute their responsibility to vote proxies in different ways. Some have decided to vote their proxies generally in line with the guidelines as set by the TRPA ESG Investing Committee. Others review the customized vote recommendations and approve them before the votes are cast. Portfolio managers have access to current reports summarizing all proxy votes in their client accounts. Portfolio managers who vote their proxies inconsistent with T. Rowe Price guidelines are required to document the rationale for their votes. The Global Proxy Operations team is responsible for maintaining this documentation and assuring that it adequately reflects the basis for any vote which is contrary to our proxy voting guidelines.

T. Rowe Price Voting Guidelines

Specific proxy voting guidelines have been adopted by the TRPA ESG Investing Committee for all regularly occurring categories of management and shareholder proposals. The guidelines include regional voting guidelines as well as the guidelines for investment strategies with objectives other than purely financial returns, such as Impact and Net Zero. A detailed set of proxy voting guidelines is available on the T. Rowe Price website, www.troweprice.com/esg or click here.

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Global Portfolio Companies

The TRPA ESG Investing Committee has developed custom international proxy voting guidelines based on our proxy advisor’s general global policies, regional codes of corporate governance, and our own views as investors in these markets. We apply a two-tier approach to determining and applying global proxy voting policies. The first tier establishes baseline policy guidelines for the most fundamental issues, which span the corporate governance spectrum without regard to a company’s domicile. The second tier takes into account various idiosyncrasies of different countries, making allowances for standard market practices, as long as they do not violate the fundamental goals of good corporate governance. The goal is to enhance shareholder value through effective use of the shareholder franchise, recognizing that application of a single set of policies is not appropriate for all markets.

Fixed Income and Passively Managed Strategies

Proxy voting for our fixed income and indexed portfolios is administered by the Global Proxy Operations team using T. Rowe Price’s guidelines as set by the TRPA ESG Investing Committee. Indexed strategies generally vote in line with the T. Rowe Price guidelines. Fixed income strategies generally follow the proxy vote determinations on security holdings held by our equity accounts unless the matter is specific to a particular fixed income security such as consents, restructurings, or reorganization proposals.

Shareblocking

Shareblocking is the practice in certain countries of “freezing” shares for trading purposes in order to vote proxies relating to those shares. In markets where shareblocking applies, the custodian or sub-custodian automatically freezes shares prior to a shareholder meeting once a proxy has been voted. T. Rowe Price’s policy is generally to refrain from voting shares in shareblocking countries unless the matter has compelling economic consequences that outweigh the temporary loss of liquidity in the blocked shares.

Securities on Loan

The Price Funds and our institutional clients may participate in securities lending programs to generate income for their portfolios. Generally, the voting rights pass with the securities on loan; however, lending agreements give the lender the right to terminate the loan and pull back the loaned shares provided sufficient notice is given to the custodian bank in advance of the applicable deadline. T. Rowe Price’s policy is generally not to vote securities on loan unless we determine there is a material voting event that could affect the value of the loaned securities. In this event, we have the discretion to pull back the loaned securities for the Price Funds in order to cast a vote at an upcoming shareholder meeting. A monthly monitoring process is in place to review securities on loan for the Price Funds and how they may affect proxy voting.

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Monitoring and Resolving Conflicts of Interest

The TRPA ESG Investing Committee is also responsible for monitoring and resolving potential material conflicts between the interests of T. Rowe Price and those of its clients with respect to proxy voting. We have adopted safeguards to ensure that our proxy voting is not influenced by interests other than those of our fund shareholders and other investment advisory clients. While membership on the Committee is diverse, it does not include individuals whose primary duties relate to client relationship management, marketing, or sales. Since T. Rowe Price’s voting guidelines are predetermined by the Committee, application of the guidelines by portfolio managers to vote client proxies should in most instances adequately address any potential conflicts of interest. However, consistent with the terms of the Policies and Procedures, which allow portfolio managers to vote proxies opposite our general voting guidelines, the Committee regularly reviews all such proxy votes that are inconsistent with the proxy voting guidelines to determine whether the portfolio manager’s voting rationale appears reasonable. The Committee also assesses whether any business or other material relationships between T. Rowe Price and a portfolio company (unrelated to the ownership of the portfolio company’s securities) could have influenced an inconsistent vote on that company’s proxy. Issues raising potential conflicts of interest are referred to designated members of the Committee for immediate resolution prior to the time T. Rowe Price casts its vote.

With respect to personal conflicts of interest, T. Rowe Price’s Global Code of Conduct requires all employees to avoid placing themselves in a “compromising position” in which their interests may conflict with those of our clients and restrict their ability to engage in certain outside business activities. Portfolio managers or Committee members with a personal conflict of interest regarding a particular proxy vote must recuse themselves and not participate in the voting decisions with respect to that proxy.

Specific Conflict of Interest Situations

Voting of T. Rowe Price Group, Inc. common stock (sym: TROW) by certain T. Rowe Price Index Funds will be done in all instances in accordance with T. Rowe Price voting guidelines and votes inconsistent with the guidelines will not be permitted. In the event that there is no previously established guideline for a specific voting issue appearing on the T. Rowe Price Group proxy, the Price Funds will abstain on that voting item.

In addition, T. Rowe Price has voting authority for proxies of the holdings of certain Price Funds that invest in other Price Funds. Shares of the Price Funds that are held by other Price Funds will generally be voted in the same proportion as shares for which voting instructions from other shareholders are timely received. If voting instructions from other shareholders are not received, or if a T. Rowe Price Fund is only held by other T. Rowe Price Funds or other accounts for which T. Rowe Price has proxy voting authority, the fund will vote in accordance with its Board’s instruction.

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For shares of the Price Funds that are series of T. Rowe Price Equity Series, Inc., T. Rowe Price Fixed Income Series, Inc., and T. Rowe Price International Series, Inc. (collectively, the “Variable Insurance Portfolios”) held by insurance company separate accounts for which the insurance company has not received timely voting instructions, as well as shares the insurance company owns, those shares shall be voted in the same proportion as shares for which voting instructions from contract holders are timely received.

Limitations on Voting Proxies of Banks

T. Rowe Price has obtained relief from the U.S. Federal Reserve Board (the “FRB Relief”) which permits, subject to a number of conditions, T. Rowe Price to acquire in the aggregate on behalf of its clients, 10% or more of the total voting stock of a bank, bank holding company, savings and loan holding company or savings association (each a “Bank”), not to exceed a 15% aggregate beneficial ownership maximum in such Bank. One such condition affects the manner in which T. Rowe Price will vote its clients’ shares of a Bank in excess of 10% of the Bank’s total voting stock (“Excess Shares”). The FRB Relief requires that T. Rowe Price use its best efforts to vote the Excess Shares in the same proportion as all other shares voted, a practice generally referred to as “mirror voting,” or in the event that such efforts to mirror vote are unsuccessful, Excess Shares will not be voted. With respect to a shareholder vote for a Bank of which T. Rowe Price has aggregate beneficial ownership of greater than 10% on behalf of its clients, T. Rowe Price will determine which of its clients’ shares are Excess Shares on a pro rata basis across all of its clients’ portfolios for which T. Rowe Price has the power to vote proxies.2

REPORTING, RECORD RETENTION AND OVERSIGHT

The TRPA ESG Investing Committee, and certain personnel under the direction of the Committee, perform the following oversight and assurance functions, among others, over T. Rowe Price’s proxy voting: (1) periodically samples proxy votes to ensure that they were cast in compliance with T. Rowe Price’s proxy voting guidelines; (2) reviews, no less frequently than annually, the adequacy of the Policies and Procedures to make sure that they have been implemented effectively, including whether they continue to be reasonably designed to ensure that proxies are voted in the best interests of our clients; (3) performs due diligence on whether a retained proxy advisory firm has the capacity and competency to adequately analyze proxy issues, including the adequacy and quality of the proxy advisory firm’s staffing and personnel and its policies; and (4) oversees any retained proxy advisory firms and their procedures regarding their capabilities to (i) produce proxy research that is based on current and accurate information and (ii) identify and address any conflicts of interest and any other considerations that we believe would be appropriate in considering the nature and quality of the services provided by the proxy advisory firm.

T. Rowe Price will furnish Vote Summary Reports, upon request, to its institutional clients

2 The FRB Relief and the process for voting of Excess Shares described herein apply to the aggregate beneficial ownership of T. Rowe Price and TRPIM.

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that have delegated proxy voting authority. The report specifies the portfolio companies, meeting dates, proxy proposals, and votes which have been cast for the client during the period and the position taken with respect to each issue. Reports normally cover quarterly or annual periods and are provided to such clients upon request.

T. Rowe Price retains proxy solicitation materials, memoranda regarding votes cast in opposition to the position of a company’s management, and documentation on shares voted differently. In addition, any document which is material to a proxy voting decision such as the T. Rowe Price proxy voting guidelines, Committee meeting materials, and other internal research relating to voting decisions are maintained in accordance with applicable requirements.

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WELLINGTON MANAGEMENT COMPANY

Wellington Management
Global Proxy Policy and Procedures

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INTRODUCTION

Wellington Management has adopted and implemented policies and procedures it believes are reasonably designed to ensure that proxies are voted in the best interests of clients for which it exercises proxy voting discretion.

The purpose of this document is to outline Wellington Management’s approach to executing proxy voting. Wellington Management’s Proxy Voting Guidelines (the “Guidelines”), which are contained in a separate document, set forth broad guidelines and positions on common issues that Wellington Management uses for voting proxies. The Guidelines set out our general expectations on how we vote rather than rigid rules that we apply without consideration of the particular facts and circumstances.

STATEMENT OF POLICY

Wellington Management:

1) Votes client proxies for clients that have affirmatively delegated proxy voting authority, in writing, unless we have arranged in advance with a particular client to limit the circumstances in which the client would exercise voting authority or we determine that it is in the best interest of one or more clients to refrain from voting a given proxy;

2) Seeks to vote proxies in the best financial interests of the clients for which we are voting;

3) Identifies and resolves all material proxy-related conflicts of interest between the firm and our clients in the best interests of the client.

RESPONSIBILITY AND OVERSIGHT

The Proxy Voting Team monitors regulatory requirements with respect to proxy voting and works with the firm’s Legal and Compliance Group and the Investment Stewardship Committee to develop practices that implement those requirements. The Proxy Voting Team also acts as a resource for portfolio managers and investment research analysts on proxy matters as needed. Day-to-day administration of the proxy voting process is the responsibility of the Proxy Voting Team. The Investment Stewardship Committee, a senior, cross-functional group of experienced professionals, is responsible for oversight of the implementation of the Global Proxy Policy and Procedures, review and approval of the Guidelines, and identification and resolution of conflicts of interest. The Investment Stewardship Committee reviews the Guidelines as well as the Global Proxy Policy and Procedures annually.

PROCEDURES

Use of third-party voting agent

Wellington Management uses the services of a third-party voting agent for research and to manage the administrative aspects of proxy voting. We view third-party research as an input to our process. Wellington Management complements the research provided by its primary voting agent with research from other firms.

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Global Proxy Policy and Procedures

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Our primary voting agent processes proxies for client accounts and maintains records of proxies voted. For certain routine issues, as detailed below, votes may be instructed according to standing instructions given to our primary voting agent, which are based on the Guidelines.

We manually review instances where our primary voting agent discloses a material conflict of interest of its own, potentially impacting its research outputs. We perform oversight of our primary voting agent, which involves regular service calls and an annual due diligence exercise, as well as regular touchpoints in the normal course of business.

Receipt of proxy

If a client requests that Wellington Management vote proxies on its behalf, the client must instruct its custodian bank to deliver all relevant voting materials to Wellington Management or its designated voting agent in a timely manner.

Reconciliation

Proxies for public equity securities received by electronic means are matched to the securities eligible to be voted, and a reminder is sent to custodians/trustees who have not forwarded the proxies due. This reconciliation is performed at the ballot level. Although proxies received for private equity securities, as well as those received in nonelectronic format for any securities, are voted as received, Wellington Management is not able to reconcile these ballots and does not notify custodians of nonreceipt; Wellington Management is only able to reconcile ballots where clients have consented to providing holdings information to its provider for this purpose.

Proxy voting process

Our approach to voting is investment-led and serves as an influential component of our engagement and escalation strategy. The Investment Stewardship Committee, a cross-functional group of experienced professionals, oversees Wellington Management’s activities with regard to proxy voting practices.

Routine issues that can be addressed by the proxy voting guidance below are voted by means of standing instructions communicated to our primary voting agent. Some votes warrant analysis of specific facts and circumstances and therefore are reviewed individually. We examine such vote sources, including internal research notes, third-party voting research, and company engagement. While manual votes are often resolved by investment research teams, each portfolio manager is empowered to make a final decision for their relevant client portfolio(s), absent a material conflict of interest. Proactive portfolio manager input is sought under certain circumstances, which may include consideration of position size and proposal subject matter and nature. Where portfolio manager input is proactively sought, deliberation across the firm may occur. This collaboration does not prioritize consensus across the firm above all other interests but rather seeks to inform portfolio managers’ decisions by allowing them to consider multiple perspectives. Portfolio managers may occasionally arrive at different voting conclusions for their clients, resulting in different decisions for the same vote. Voting procedures and the deliberation that occurs before a vote decision are aligned with our role as active owners and fiduciaries for our clients.

Material conflict of interest identification and resolution processes

Further detail on our management of conflicts of interest can be found in our Stewardship Conflicts of Interest Policy, available on our website.

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Global Proxy Policy and Procedures

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OTHER CONSIDERATIONS

In certain instances, Wellington Management may be unable to vote or may determine not to vote a proxy on behalf of one or more clients. While not exhaustive, the following are potential instances in which a proxy vote might not be entered.

Securities lending

Clients may elect to participate in securities lending. Such lending may impact their ability to have their shares voted. Under certain circumstances, and where practical considerations allow, Wellington Management may determine that the anticipated value of voting could outweigh the benefit to the client resulting from use of securities for lending and recommend that a client attempt to have its custodian recall the security to permit voting of related proxies. We do not borrow shares for the sole purpose of exercising voting rights.

Share blocking and reregistration

Certain countries impose trading restrictions or requirements regarding reregistration of securities held in omnibus accounts in order for shareholders to vote a proxy. The potential impact of such requirements is evaluated when determining whether to vote such proxies.

Lack of adequate information, untimely receipt of proxy materials, or excessive costs

Wellington Management may abstain from voting a proxy when the proxy statement or other available information is inadequate to allow for an informed vote; the proxy materials are not delivered in a timely fashion; or, in Wellington Management’s judgment, the costs of voting exceed the expected benefits to clients (included but not limited to instances such as when powers of attorney or consularization or the disclosure of client confidential information are required).

ADDITIONAL INFORMATION

Wellington Management maintains records related to proxies pursuant to Rule 204-2 of the Investment Advisers Act of 1940 (the “Advisers Act”), the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), and other applicable laws. In addition, Wellington Management discloses voting decisions through its website, including the rationale for votes against management.

Wellington Management provides clients with a copy of its Global Proxy Policy and Procedures, as well as the Voting Guidelines and the Stewardship Conflicts of Interest Policy upon written request. In addition, Wellington Management will provide specific client information relating to proxy voting to a client upon written request.

Effective Date: 15 September 2023

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January 29, 2026
William Blair Investment Management, LLC
Proxy Voting Policy Statement and Procedures

Under rule 206(4)-6, it is a fraudulent, deceptive, or manipulative act, practice or course of business within the meaning of section 206(4) of the Act for an investment adviser to exercise voting authority with respect to client securities, unless:

•	the adviser has adopted and implemented written policies and procedures that are reasonably designed to ensure that the adviser votes proxies in the best interest of its clients
•	the adviser describes its proxy voting procedures to its clients and provides copies on request, and
•	the adviser discloses to clients how they may obtain information on how the adviser voted their proxies.

This statement sets forth the proxy voting policy and procedures of William Blair Investment Management, LLC (“WBIM”). It is provided to all covered clients as described below even if WBIM currently does not have authority to vote proxies for their account.

The Department of Labor (“DOL”) has stated that the fiduciary act of managing plan assets by an investment adviser generally includes the authority to vote proxies for shares held by a plan unless the plan documents reserve this authority to some other entity. ERISA section 3(38) defines an investment manager as any fiduciary who is registered as an investment adviser under the Investment Advisers Act of 1940. WBIM is a registered investment adviser under the Investment Advisers Act of 1940. The Securities and Exchange Commission (“SEC”) requires registered investment advisers to implement a proxy voting policy and procedures with respect to the voting of proxies for its advisory clients. Registered investment advisers are required to identify potential conflicts involved in the voting of proxies and meet specific recordkeeping and disclosure requirements. On June 30, 2014, the staff of the SEC Divisions of Investment Management and Corporation Finance issued Staff Legal Bulletin No. 20, which provides guidance on investment advisers’ responsibilities in voting client proxies and retaining proxy advisory firms. On August 21, 2019, the staff of the SEC Division of Investment Management issued Release Nos. IA-5325 and IC-33605, Commission Guidance Regarding Proxy Voting Responsibilities of Investment Advisers. On November 2, 2022, the SEC adopted amendments to Form N-PX to enhance the information investment advisers report about certain of their proxy votes. This policy is intended to comply with the applicable rules and guidance of the DOL and the SEC.

General Policy

WBIM shall vote the proxies of its clients solely in the best interest of their participants and beneficiaries and for the exclusive purpose of providing benefits to them and shall not place WBIM’s own interests ahead of the interests of its clients. WBIM shall act with the care, skill, prudence and diligence under the circumstances then prevailing that a prudent person acting in a like capacity and familiar with such matters would use in the conduct of an enterprise of a like character and with like aims. WBIM is not responsible for voting proxies it does not receive in a timely manner. However, WBIM will make reasonable efforts to obtain missing proxies. For clients participating in a securities lending program via their custodian, WBIM will not be eligible to vote proxies for the portion of shares on loan.

2 | Proxy Voting Policy Statement and Procedures

WBIM has adopted the Voting Guidelines of an independent proxy advisory firm (the “Proxy Administrator”)1. All proxies are reviewed by the Proxy Administrator, subject to the requirement that all votes shall be cast solely in the best interest of the clients in their capacity as shareholders of a company. The Proxy Administrator votes the proxies according to the Voting Guidelines, which are designed to address matters typically arising in proxy votes. In instances where WBIM has implemented a client provided proxy voting policy, WBIM will vote in accordance with the client’s policy at all times even if the client’s policy is inconsistent with WBIM’s vote. In addition, if a client expressly directs in writing how an issue should be voted, William Blair will cast the vote with respect to such issue in the manner directed by the client. In the case when nominee voting is not allowed it may be impractical for WBIM to participate in those particular votes.

WBIM does not intend the Voting Guidelines to be exhaustive; hundreds of issues appear on proxy ballots and it is neither practical nor productive to fashion a guideline for each. Rather, the Voting Guidelines are intended to cover the most significant and frequent proxy issues that arise. For issues not covered or to be voted on a “Case-by-Case” basis by the Voting Guidelines, the Proxy Administrator will consult the Proxy Committee. In addition, portfolio managers and analysts covering specific companies are responsible for monitoring significant corporate developments, including proxy proposals submitted to shareholders and notifying the Proxy Committee of circumstances where the interests of WBIM’s clients may warrant a vote contrary to the Voting Guidelines. In such instances, the portfolio manager or analyst will submit a written rationale to the Proxy Committee. In each case, the Proxy Committee will review the issues and will vote each proxy based on information from the company, our internal analysts and third party research sources, in the best interests of the clients in their capacity as shareholders of a company. The Proxy Committee may include representatives from WBIM management, portfolio manager(s), analyst(s), stewardship specialist(s), operations, and compliance. The Proxy Committee conducts an annual review of the Proxy Voting Policy Statement and Procedures and updates the document as needed. The Proxy Committee also reviews proposed revisions to the Proxy Administrator’s Voting Guidelines each year to determine whether the revised guidelines should be adopted.

Conflicts of Interest Policy

WBIM is sensitive to conflicts of interest that may arise in the proxy decision-making process and has identified the following potential conflicts of interest:

•	An affiliate of WBIM has received investment banking compensation from the company in the preceding 12 months or anticipates receiving investment banking compensation in the next three months
•	A principal or employee of WBIM or an affiliate currently serves on the company’s Board of Directors
•	WBIM, its principals, employees and affiliates, in the aggregate, own 1% or more of the company’s outstanding shares
•	The Company is a client of WBIM

In the event that any of the above potential conflicts of interest arise, or the Proxy Committee otherwise determines that a potential conflict of interest exists, the Proxy Committee will vote all proxies for that company in the following manner:

1 WBIM has engaged Institutional Shareholder Services Inc. (ISS) to assist in the administration and voting of proxies. The Sustainability Proxy Voting Guidelines (proxy voting policies) are available on ISS’s website at: https:/www.issgovernance.com/file/policy/active/specialty/Sustainability-US-Voting-Guidelines.pdf and https://www.issgovernance.com/file/policy/active/specialty/Sustainability-International-Voting-Guidelines.pdf

3 | Proxy Voting Policy Statement and Procedures

•	If our Voting Guidelines indicate a vote “For” or “Against” a specific issue WBIM will continue to vote according to the Voting Guidelines
•	If our Voting Guidelines have no recommendation or indicate a vote on a “Case-by-Case” basis, WBIM will vote consistent with the voting recommendation provided by the Proxy Administrator

Oversight of Proxy Administrator

WBIM believes that contracting with the Proxy Administrator to provide services including:

•	Providing research and analysis regarding the matters subject to a vote

•	Promulgating general voting guidelines

•	Making voting recommendations on specific matters subject to vote can reduce burdens for WBIM and potentially reduce costs for WBIM clients as compared to conducting them in-house.

The Proxy Administrator assists WBIM with voting execution, including through an electronic vote management system that allows the Proxy Administrator to:

•	populate WBIM’s votes shown on the Proxy Administrator’s electronic voting platform with the Proxy Administrator’s recommendations based on WBIM’s voting instructions to the firm (“pre-population”), and

•	automatically submit WBIM’s votes to be counted (“automated voting”).

WBIM shall provide reasonable oversight of the Proxy Administrator. In providing oversight, WBIM will seek to ascertain whether the Proxy Administrator has the capacity and competency to adequately analyze proxy issues. Specific oversight responsibilities will include the following:

•	On at least an annual basis, the Proxy Committee will assess:
o	Whether the Proxy Administrator has the competency and capacity to adequately analyze the matters for which WBIM is responsible for voting, including the adequacy and quality of the Proxy Administrator’s staffing, personnel and technology
o	Assess whether the Proxy Administrator has adequate policies and procedures to:
•	Enable it to make proxy voting recommendations based on current and accurate information, including whether it has an effective process for seeking timely input from issuers and its clients with respect to, for example, its proxy voting policies, methodologies, and peer group constructions, including for “say-on-pay” votes[2]

•	If peer group constructions are a component of the evaluation does the Proxy Administrator incorporate appropriate input in formulating its

2 “Say-on-pay” includes votes on the approval of executive compensation and on the frequency of such executive compensation approval votes, as well as votes to approve “golden parachute” compensation in connection with a merger or acquisition.

4 | Proxy Voting Policy Statement and Procedures

methodologies for construction of peer groups, including taking into account unique characteristics of the issuer including, to the extent available,

•	The issuer’s size
•	Its governance structure
•	Its industry and any particular practices unique to that industry
•	Its history
•	Its financial performance
•	Identify and address conflicts of interest relating to its voting recommendations, including:
•	Conflicts relating to the provision of proxy voting recommendations and proxy voting services generally
•	Conflicts relating to activities other than proxy voting recommendations and proxy voting services generally
•	Conflicts presented by certain affiliations, including whether a third party with significant influence over the Proxy Administrator has taken a position on a particular voting issue or voting issues more generally
•	Are the Proxy Administrator’s methodologies used in formulating recommendations adequately disclosed such that WBIM can understand the factors underlying the recommendation
•	Identify the nature of any third-party information sources the Proxy Administrator uses as a basis for its recommendations and when and how it engages with issuers and third parties
•	Provide adequate disclosure of the Proxy Administrator’s actual and potential conflicts of interest with respect to the services it provides to WBIM, including whether the Proxy Administrator has provided consulting services to an issuer, and, if so, any compensation paid or whether a proponent of a shareholder proposal or an affiliate of the proponent is or has been a client of the Proxy Administrator
•	WBIM personnel responsible for the administration of proxy voting shall periodically review a sample of votes recommended by the Proxy Administrator for consistency with the Voting Guidelines and report any inconsistencies to the Proxy Committee. The sample should include proxy votes that relate to proposals that may require more issuer-specific analysis (e.g. mergers and acquisitions, dissolutions, conversions or consolidations), to assist in evaluating whether WBIM’s voting determinations are consistent with its voting policies and procedures and in its clients’ best interest.

•	WBIM personnel shall periodically review a sample of votes before the votes are cast for consistency with these procedures and client best interest which may include:
o	A sample of “pre-populated” votes
o	A sample of “automated votes”

5 | Proxy Voting Policy Statement and Procedures

o	Consideration of additional information that becomes available regarding a particular proposal after or around the same time that WBIM’s votes have been pre-populated but before the submission deadline for proxies to be voted at the shareholder meeting, which may include an issuer or shareholder proponent’s additional definitive proxy materials or other information conveyed to WBIM that could reasonably be expected to affect WBIM’s voting determination

o	Matters where WBIM’s policies do not address how it should vote a particular matter, or whether the matter is highly contested or controversial
•	WBIM personnel responsible for proxy voting shall periodically assess the extent to which potential factual errors, potential incompleteness, or potential methodological weaknesses in the Proxy Administrator’s analysis (that the investment adviser becomes aware of and deems credible and relevant to its voting determinations) materially affected the Proxy Administrator’s research or recommendations that the investment adviser utilized.
•	WBIM personnel responsible for proxy voting shall periodically inquire whether the Proxy Administrator has learned that any recommendation was based on a factual errors, potential incompleteness, or potential methodological weaknesses in the Proxy Administrator’s analysis, and, if so, WBIM shall investigate the factual errors, potential incompleteness, or potential methodological weaknesses and evaluate whether the Proxy Administrator is taking steps to mitigate making such errors in the future and report any such errors, as well as their resolution to the Proxy committee
•	WBIM personnel responsible for proxy voting shall consider the effectiveness of the Proxy Administrator’s policies and procedures for obtaining current and accurate information relevant to matters included in its research and on which it makes voting recommendations. As part of this assessment, WBIM should consider the following:
o	The Proxy Administrator’s engagement with issuers, including the firm’s process for ensuring that it has complete and accurate information about the issuer and each particular matter, and the firm’s process, if any, for investment advisers to access the issuer’s views about the firm’s voting recommendations in a timely and efficient manner
o	The Proxy Administrator’s efforts to correct any identified material deficiencies in the proxy advisory firm’s analysis
o	The Proxy Administrator’s disclosure regarding the sources of information and methodologies used in formulating voting recommendations or executing voting instructions
o	The Proxy Administrator’s consideration of factors unique to a specific issuer or proposal when evaluating a matter subject to a shareholder vote
•	WBIM personnel responsible for proxy voting shall require the Proxy Administrator to update on business changes that may impact the Proxy Administrator’s capacity and competency to provide proxy voting advice or conflict of interest policies and procedures

International Markets and Share Blocking Policy

In some cases, proxy votes cast by WBIM for clients may be rejected in certain markets. Some non-US markets have additional requirements for custodians in order to process votes in those markets. Two specific cases include Power of Attorney documentation and Split Voting. Power of Attorney

6 | Proxy Voting Policy Statement and Procedures

documentation authorizes a local agent to facilitate the voting instruction on behalf of the client in the local market. If the appropriate documentation is not available for use, a vote instruction may be rejected. Split Voting occurs when a custodian utilizes an omnibus account to aggregate multiple customer accounts for voting into a single voting record. If one portion of the holdings would like to vote in one manner (“FOR”) and another portion would like to vote in another manner (“AGAINST”), the custodian needs to ensure they are authorized to split the vote for an agenda item in certain markets.

In international markets where share blocking applies, WBIM typically will not, but reserve the right to, vote proxies due to liquidity constraints. Share blocking is the “freezing” of shares for trading purposes at the custodian/sub-custodian bank level in order to vote proxies. Share blocking typically takes place between 1 and 20 days before an upcoming shareholder meeting, depending on the market. While shares are frozen, they may not be traded. Therefore, the potential exists for a pending trade to fail if trade settlement falls on a date during the blocking period. WBIM shall not subordinate the interests of participants and beneficiaries to unrelated objectives.

Recordkeeping and Disclosure

Pursuant to this policy, WBIM will retain: 1) the Proxy Voting Policy Statement and Procedures; 2) all proxy statements received regarding client securities 3) records of all votes cast on behalf of clients; 4) records of client requests for proxy voting information, and 5) any documents prepared by WBIM that are material to making a decision how to vote, or that memorialize the basis for the decision.

Upon a client’s request to the Proxy Administrator, WBIM will make available to its clients a report on proxy votes cast on their behalf. These proxy-voting reports will demonstrate WBIM’s compliance with its responsibilities and will facilitate clients’ monitoring of how their securities were voted.

The Proxy Voting Policy Statement and Procedures will be provided with each advisory contract and will also be described and provided with WBIM’s Form ADV, Part 2A. With respect to the William Blair Funds, the policies and procedures used to determine how to vote proxies relating to securities held in their portfolios will be reflected in the Statement of Additional Information.

Form N-PX Requirements

Because WBIM has an obligation to report on Form 13F, WBIM must make, at a minimum, a “notice” filing on Form N-PX.

WBIM must submit a Form N-PX filing as follows:

(i)	if no proxy votes are reported on the Form N-PX, a “notice” filing containing only a cover page that checks one of three explanations: (1) the 13F filer did not “exercise voting power” over any “say-on-pay” voting matter during the period, (2) the 13F filer has “a clearly disclosed policy of not voting, and did not vote, on any proxy voting matter” or (3) all of the filer’s votes required to be reported for the period have been reported by other filers on Form N-PX as a result of shared voting power; or

7 | Proxy Voting Policy Statement and Procedures

(ii)	if the filer “exercised voting power” over any voting matter relating to “say-on-pay,” a detailed filing with a cover page and schedule that includes information about each such voting matter.

Whether a 13F filer “exercised voting power” with respect to a security is determined under a two-part test. The 13F filer must:

(i)	have the power to vote or direct the voting of a security; and

(ii)	exercise such power to influence a voting decision for the security.

Additionally, the SEC has taken the position that an investment adviser exercises voting power when it influences the decision of whether to vote or to recall securities in advance of a vote.

When multiple parties share voting power over the same security with respect to a reportable vote WBIM must still disclose its say-on-pay votes in such cases. However, to avoid duplicative reporting, the instructions to Form N-PX state that only one of the parties must include the information regarding that vote in its Form N-PX.

WBIM will file Form N-PX on an annual basis in accordance with the above requirements.

8 | Proxy Voting Policy Statement and Procedures

PART C: OTHER INFORMATION

Item 28. Exhibits

Exhibit No.	Exhibit

(a)(1)	Certificate of Trust, dated October 10, 2016, of Brinker Capital Destinations Trust (the “Registrant”), is incorporated by reference to Exhibit (a) to the Registrant’s Initial Registration Statement on Form N-1A (File Nos. 333-214364 and 811-23207), filed with the Securities and Exchange Commission (“SEC”) on November 1, 2016 (the “Initial Registration Statement”).

(a)(2)(i)	Registrant’s Agreement and Declaration of Trust, dated October 12, 2016, is incorporated by reference to Exhibit (a) of the Initial Registration Statement.
(a)(2)(ii)	Registrant’s Amendment, dated June 10, 2026, to Agreement and Declaration of Trust, dated October 12, 2016, as filed herewith.

(b)	Registrant’s Amended and Restated By-Laws, dated January 17, 2017, are incorporated by reference to Exhibit (b) of the Registrant’s Pre-Effective Amendment No. 2 on Form N-1A (File No. 333-214364 and 811-23207), filed with the SEC on February 10, 2017 (“Pre-Effective Amendment No. 2”).

(c)	See Articles III and V of the Registrant’s Agreement and Declaration of Trust, incorporated by reference to Exhibit (a) of the Initial Registration Statement.

(d)(1)(i)	Investment Advisory Agreement between the Registrant and Orion Portfolio Solutions, LLC d.b.a. Brinker Capital Investments (the “Adviser”), dated September 24, 2020 (the “Advisory Agreement”), is herein incorporated by reference to the Registration Statement filed on Form N-1A as Post-Effective Amendment No. 14, on June 28, 2021 (“PEA No. 14”).

(d)(1)(ii)	Amended Schedule A, dated May 5, 2021, to Investment Advisory Agreement between the Registrant and the Adviser, dated September 24, 2020, is herein incorporated by reference to PEA No. 17.
(d)(1)(iii)	Registrant’s Letter Amendment, dated June 23, 2026, to Investment Advisory Agreement between the Registrant and the Adviser, dated September 24, 2020, as filed herewith.

(d)(2)(i)	Expense Limitation Agreement between the Registrant and the Adviser, dated September 24, 2020, is herein incorporated by reference to PEA No. 14.

(d)(2)(ii)	Amendment to Expense Limitation Agreement, dated April 1, 2024, to Expense Limitation Agreement between the Registrant and the Adviser, dated September 24, 2020, is herein incorporated by reference to PEA No. 17

(d)(3)(i)	Investment Sub-Advisory Agreement between the Adviser and BAMCO, Inc., dated September 24, 2020, is herein incorporated by reference to PEA No. 14.
(d)(3)(ii)	Amended Schedule A, dated March 10, 2023, to Investment Sub-Advisory Agreement between the Adviser and BAMCO, Inc., dated September 24, 2020, is herein incorporated by reference to PEA No. 16.
(d)(3)(iii)	Registrant’s Letter Amendment, dated June 18, 2026, to Sub-Advisory Agreement between the Adviser and BAMCO, Inc., dated September 24, 2020, as filed herewith.

(d)(4)(i)	Investment Sub-advisory Agreement between the Adviser and Barrow, Hanley, Mewhinney & Strauss, LLC, dated September 15, 2021, is herein incorporated by reference to PEA No. 15.
(d)(4)(ii)	Registrant’s Letter Amendment, dated June 18, 2026, to Sub-Advisory Agreement between the Adviser and Barrow, Hanley, Mewhinney & Strauss, LLC, dated September 15, 2021, as filed herewith.
(d)(5)(i)	Investment Sub-Advisory Agreement between the Adviser and Causeway Capital Management, LLC, dated December 7, 2022, is herein incorporated by reference to PEA No. 16.
(d)(5)(ii)	Registrant’s Letter Amendment, dated June 18, 2026, to Sub-Advisory Agreement between the Adviser and Causeway Capital Management, LLC, dated December 7, 2022, as filed herewith.

(d)(6)(i)	Investment Sub-Advisory Agreement between the Adviser and Ceredex Value Advisors LLC, dated September 24, 2020, is herein incorporated by reference to PEA No. 14.

(d)(6)(ii)

Amended Schedule A, dated October 1, 2023, to Investment Sub-Advisory Agreement between the Adviser and Ceredex Value Advisors LLC, dated September 24, 2020, is herein incorporated by reference to PEA No. 17.

(d)(6)(iii)	Registrant’s Letter Amendment, dated June 18, 2026, to Sub-Advisory Agreement between the Adviser and Ceredex Value Advisors LLC, dated September 24, 2020, as filed herewith.

(d)(7)(i)	Investment Sub-Advisory Agreement between the Adviser and CrossingBridge Advisors, LLC, dated September 24, 2020, is herein incorporated by reference to PEA No. 14.

(d)(7)(ii)

Amended Schedule A, dated January 25, 2024, to Investment Sub-Advisory Agreement between the Adviser and CrossingBridge Advisors, LLC, dated September 24, 2020, is herein incorporated by reference to PEA No. 17.

(d)(7)(iii)	Registrant’s Letter Amendment, dated June 18, 2026, to Sub-Advisory Agreement between the Adviser and CrossingBridge Advisors, LLC, dated September 24, 2020, as filed herewith.

(d)(8)(i)	Investment Sub-Advisory Agreement between the Adviser and DoubleLine Capital LP, dated September 24, 2020, is herein incorporated by reference to PEA No. 14.

(d)(8)(ii)

Amended Schedule A, dated October 1, 2023, to Investment Sub-Advisory Agreement between the Adviser and DoubleLine Capital LP, dated September 24, 2020, is herein incorporated by reference to PEA No. 17.

(d)(8)(iii)	Registrant’s Letter Amendment, dated June 18, 2026, to Sub-Advisory Agreement between the Adviser and DoubleLine Capital LP, dated September 24, 2020, as filed herewith.

(d)(9)(i)	Investment Sub-Advisory Agreement between the Adviser and Driehaus Capital Management LLC, dated March 18, 2021, is herein incorporated by reference to PEA No. 14.

(d)(9)(ii)

Amended Schedule A, dated March 5, 2024, to Investment Sub-Advisory Agreement between the Adviser and Driehaus Capital Management, dated March 18, 2021, is herein incorporated by reference to PEA No. 17.

(d)(9)(iii)	Registrant’s Letter Amendment, dated June 18, 2026, to Sub-Advisory Agreement between the Adviser and Driehaus Capital Management, dated March 18, 2021, as filed herewith.

(d)(10)(i)	Investment Sub-Advisory Agreement between the Adviser and Federated Equity Management Company of Pennsylvania, dated September 24, 2020, is herein incorporated by reference to PEA No. 14.

(d)(10)(ii)

First Amendment, dated November 1, 2023, to Investment Sub-Advisory Agreement between the Adviser and Federated Equity Management Company of Pennsylvania, dated September 24, 2020, is herein incorporated by reference to PEA No. 17.

(d)(10)(iii)	Registrant’s Letter Amendment, dated June 18, 2026, to Sub-Advisory Agreement between the Adviser and Federated Equity Management Company of Pennsylvania, dated September 24, 2020, as filed herewith.

(d)(11)(i)

Investment Sub-Advisory Agreement between the Adviser and Federated MDTA LLC, dated January 29, 2025, is herein incorporated by reference to the Registration Statement filed on Form N-1A as Post-Effective Amendment No. 22 on June 27, 2025 (“PEA No. 22”).

(d)(11)(ii)	Registrant’s Letter Amendment, dated June 18, 2026, to Sub-Advisory Agreement between the Adviser and Federated MDTA LLC, dated January 29, 2025, as filed herewith.

(d)(12)(i)	Investment Sub-Advisory Agreement between the Adviser and Gateway Investment Advisers, LLC, dated May 5, 2021, is herein incorporated by reference to PEA No. 14.

(d)(12)(ii)	Registrant’s Letter Amendment, dated June 18, 2026, to Sub-Advisory Agreement between the Adviser and Gateway Investment Advisers, LLC, dated May 5, 2021, as filed herewith.

(d)(13)(i)	Investment Sub-Advisory Agreement between the Adviser and GLG Partners, LP, dated October 22, 2024, is herein incorporated by reference to PEA No. 22.

(d)(13)(ii)	Registrant’s Letter Amendment, dated June 18, 2026, to Sub-Advisory Agreement between the Adviser and GLG Partners, LP, dated October 22, 2024, as filed herewith.

(d)(14)(i)	Investment Sub-Advisory Agreement between the Adviser and Leeward Investments, LLC, dated March 1, 2022, is herein incorporated by reference to PEA No. 15.

(d)(14)(ii)	Amended Schedule A, dated November 29, 2023, to Investment Sub-Advisory Agreement between the Adviser and Leeward Investments, LLC, dated March 1, 2022, is herein incorporated by reference to PEA No. 17.

(d)(14)(iii)	Registrant’s Letter Amendment, dated June 18, 2026, to Sub-Advisory Agreement between the Adviser and Leeward Investments, LLC, dated March 1, 2022, as filed herewith.

(d)(15)(i)	Investment Sub-Advisory Agreement between the Adviser and LMCG Investments, LLC, dated March 1, 2022, is herein incorporated by reference to PEA No. 15.

(d)(15)(ii)	Registrant’s Letter Amendment, dated June 18, 2026, to Sub-Advisory Agreement between the Adviser and LMCG Investments, LLC, dated March 1, 2022, as filed herewith.
(d)(16)(i)	Investment Sub-Advisory Agreement between the Adviser and Lord, Abbett & Co. LLC, dated March 15, 2023, is herein incorporated by reference to PEA No. 16.
(d)(16)(ii)	Registrant’s Letter Amendment, dated June 18, 2026, to Sub-Advisory Agreement between the Adviser and Lord, Abbett & Co. LLC, dated March 15, 2023, as filed herewith.

(d)(17)(i)	Investment Sub-Advisory Agreement between the Adviser and Massachusetts Financial Services Company d/b/a MFS Investment Management, dated September 24, 2020, is herein incorporated by reference to PEA No. 14.
(d)(17)(ii)

Amendment to Schedule A, dated April 1, 2023, to Investment Sub-Advisory Agreement between the Adviser and Massachusetts Financial Services Company d/b/a MFS Investment Management, dated September 24, 2020, is herein incorporated by reference to PEA No. 16.

(d)(17)(iii)	Registrant’s Letter Amendment, dated June 18, 2026, to Sub-Advisory Agreement between the Adviser and Massachusetts Financial Services Company d/b/a MFS Investment Management, dated September 24, 2020, as filed herewith.

(d)(18)(i)	Investment Sub-Advisory Agreement between the Adviser and Merganser Capital Management, LLC, dated December 9, 2020, is herein incorporated by reference to PEA No. 14.
(d)(18)(ii)	Registrant’s Letter Amendment, dated June 18, 2026, to Sub-Advisory Agreement between the Adviser and Merganser Capital Management, LLC, dated December 9, 2020, as filed herewith.

(d)(19)(i)	Investment Sub-Advisory Agreement between the Adviser and Neuberger Berman Investment Advisers LLC, dated June 9, 2021, is herein incorporated by reference to PEA No. 14.

(d)(19)(ii)

First Amendment, dated February 28, 2024, to Investment Sub-Advisory Agreement between the Adviser and Neuberger Berman Investment Advisers LLC, dated June 9, 2021, is herein incorporated by reference to PEA No. 17.

(d)(19)(iii)	Registrant’s Letter Amendment, dated June 18, 2026, to Sub-Advisory Agreement between the Adviser and Neuberger Berman Investment Advisers LLC, dated June 9, 2021, as filed herewith.

(d)(20)(i)	Investment Sub-Advisory Agreement between the Adviser and Newton Investment Management North America, LLC (“NIMNA”) (f/k/a Mellon Investments Corporation), dated September 24, 2020, is herein incorporated by reference to PEA No. 14.

(d)(20)(ii)	Amendment to Schedule A, dated September 30, 2024, to Investment Sub-Advisory Agreement between the Adviser and NIMNA, dated September 24, 2020, is herein incorporated by reference to PEA No. 21.
(d)(20)(iii)	Registrant’s Letter Amendment, dated June 18, 2026, to Sub-Advisory Agreement between the Adviser and NIMNA, dated September 24, 2020, as filed herewith.

(d)(21)(i)	Investment Sub-Advisory Agreement between the Adviser and Nomura Investments Fund Advisers, a series of Nomura Investment Management Business Trust, dated December 1, 2025, is filed herewith.
(d)(21)(ii)	Registrant’s Letter Amendment, dated June 18, 2026, to Sub-Advisory Agreement between the Adviser and Nomura Investments Fund Advisers, a series of Nomura Investment Management Business Trust, dated December 1, 2025, as filed herewith.

(d)(21)(iii)	Investment Sub-Sub-Advisory Agreement between Nomura Investments Fund Advisers, a series of Nomura Investment Management Business Trust and Van Eck Associates Corporation, dated December 1, 2025, is filed herewith.

(d)(22)(i)	Investment Sub-Advisory Agreement between the Adviser and Northern Trust Investments, Inc., dated September 24, 2020, is herein incorporated by reference to PEA No. 14.

(d)(22)(ii)	Amendment dated November 1, 2023, to Investment Sub-Advisory Agreement between the Adviser and Northern Trust Investments, Inc., dated September 24, 2020, is herein incorporated by reference to PEA No. 17.

(d)(22)(iii)	Registrant’s Letter Amendment, dated June 18, 2026, to Sub-Advisory Agreement between the Adviser and Northern Trust Investments, Inc., dated September 24, 2020, as filed herewith.

(d)(23)(i)	Investment Sub-Advisory Agreement between the Adviser and Numeric Investors LLC, dated July 29, 2024, is herein incorporated by reference to PEA No. 21.
(d)(23)(ii)	Registrant’s Letter Amendment, dated June 18, 2026, to Sub-Advisory Agreement between the Adviser and Numeric Investors LLC, dated July 29, 2024, as filed herewith.

(d)(24)(i)	Investment Sub-Advisory Agreement between the Adviser and Nuveen Asset Management, LLC, dated September 24, 2020, is herein incorporated by reference to PEA No. 14.

(d)(24)(ii)

Amended Schedule A, dated September 1, 2024, to Investment Sub-Advisory Agreement between the Adviser and Nuveen Asset Management, LLC, dated September 24, 2020, is herein incorporated by reference to PEA No. 21.

(d)(24)(iii)	Registrant’s Letter Amendment, dated June 18, 2026, to Sub-Advisory Agreement between the Adviser and Nuveen Asset Management, LLC, dated September 24, 2020, as filed herewith.

(d)(25)(i)	Investment Sub-Advisory Agreement between the Adviser and River Road Asset Management, LLC, dated June 9, 2021, is herein incorporated by reference to PEA No. 14.
(d)(25)(ii)	Registrant’s Letter Amendment, dated June 18, 2026, to Sub-Advisory Agreement between the Adviser and River Road Asset Management, LLC, dated June 9, 2021, as filed herewith.

(d)(26)(i)	Investment Sub-Advisory Agreement between the Adviser and Seix Investment Advisors LLC, dated September 24, 2020, is herein incorporated by reference to PEA No. 17.

(d)(26)(ii)

Amended Schedule A, dated November, 2023, to Investment Sub-Advisory Agreement between the Adviser and Seix Investment Advisors LLC, dated September 24, 2020, is herein incorporated by reference to PEA No. 17.

(d)(26)(iii)	Registrant’s Letter Amendment, dated June 18, 2026, to Sub-Advisory Agreement between the Adviser and Seix Investment Advisors LLC, dated September 24, 2020, as filed herewith.

(d)(27)(i)	Investment Sub-Advisory Agreement between the Adviser and SSGA Funds Management, Inc., dated June 30, 2023, is herein incorporated by reference to PEA No. 17.
(d)(27)(ii)	Registrant’s Letter Amendment, dated June 18, 2026, to Sub-Advisory Agreement between the Adviser and SSGA Funds Management, Inc., dated June 30, 2023, as filed herewith.

(d)(28)(i)	Investment Sub-Advisory Agreement between the Adviser and T. Rowe Price Associates, Inc., dated September 24, 2020, is herein incorporated by reference to PEA No. 14.

(d)(28)(ii)

Amended Schedule A, dated March 27, 2024, to Investment Sub-Advisory Agreement between the Adviser and T. Rowe Price Associates, Inc., dated September 24, 2020, is herein incorporated by reference to PEA No. 17.

(d)(28)(iii)	Registrant’s Letter Amendment, dated June 18, 2026, to Sub-Advisory Agreement between the Adviser and T. Rowe Price Associates, Inc., dated September 24, 2020, as filed herewith.

(d)(29)(iv)	Investment Sub-Advisory Agreement, dated July 1, 2024, between T. Rowe Price Associates, Inc. and T. Rowe Price International Ltd (the “Delegation Agreement:”), is herein incorporated by reference to PEA No. 17.

(d)(30)(i)	Investment Sub-Advisory Agreement between the Adviser and Wellington Management Company LLP, dated December 9, 2020, is herein incorporated by reference to PEA No. 14.
(d)(30)(ii)	Registrant’s Letter Amendment, dated June 18, 2026, to Sub-Advisory Agreement between the Adviser and Wellington Management Company LLP, dated December 9, 2020, as filed herewith.

(d)(31)(i)	Investment Sub-Advisory Agreement between the Adviser and William Blair Investments, LLC, dated September 11, 2023, is herein incorporated by reference to PEA No. 17.
(d)(31)(ii)	Registrant’s Letter Amendment, dated June 18, 2026, to Sub-Advisory Agreement between the Adviser and William Blair Investments, LLC, dated September 11, 2023, as filed herewith.

(e)(1)(i)	Distribution Agreement between the Registrant and Foreside Fund Services, LLC, dated January 18, 2017, is incorporated by reference to Pre-Effective Amendment No. 2.

(e)(1)(ii)	Second Amendment to the Distribution Agreement between the Registrant and Foreside Fund Services, LLC, dated October 11, 2024, is herein incorporated by reference to PEA No. 22.

(e)(1)(iii)	Registrant’s Letter Amendment, dated June 23, 2026, to the Distribution Agreement between the Registrant and Foreside Fund Services, LLC, dated October 11, 2024, as filed herewith.

(e)(2)(i)	Distribution Services Agreement between the Adviser and Foreside Fund Services, LLC, dated January 18, 2017, is incorporated by reference to Exhibit (e)(2) to Pre-Effective Amendment No. 2.
(e)(2)(ii)	Registrant’s Letter Amendment, dated June 23, 2026, to the Distribution Services Agreement between the Adviser and Foreside Fund Services, LLC, dated January 18, 2017, as filed herewith.

(e)(3)	Form of Selling Group Member Agreement is incorporated by reference to Exhibit (e)(3) to the Pre-Effective Amendment No. 2.

(f)	Not Applicable.

(g)(i)

Custodian Agreement between the Registrant and Brown Brothers Harriman & Co., dated January 18, 2017, is incorporated by reference to Exhibit (g) filed with the SEC on March 6, 2017 (“Pre-Effective Amendment No. 3”).

(g)(ii)	Registrant’s Letter Amendment, dated June 23, 2026, to the Custodian Agreement between the Registrant and Brown Brothers Harriman & Co., dated January 18, 2017, as filed herewith.

(h)(1)(i)	Administrative Agency Agreement between the Registrant and Brown Brothers Harriman & Co., dated January 18, 2017, is incorporated by reference to Exhibit (h)(1) to Pre-Effective Amendment No. 3.
(h)(1)(ii)	Registrant’s Letter Amendment, dated June 23, 2026, to the Administrative Agency Agreement between the Registrant and Brown Brothers Harriman & Co., dated January 18, 2017, as filed herewith.

(h)(2)(i)	Transfer Agency Agreement between the Registrant and UMB Fund Services, Inc., dated January 18, 2017, is incorporated by reference to Exhibit (h)(2) to Pre-Effective Amendment No. 2.
(h)(2)(ii)	Amended Schedule A, dated May 5, 2021, to Transfer Agency Agreement between the Registrant and UMB Fund Services, Inc., dated January 18, 2017, is herein incorporated by reference to PEA No. 17.
(h)(2)(iii)	Registrant’s Letter Amendment, dated June 23, 2026, to the Transfer Agency Agreement between the Registrant and UMB Fund Services, Inc., dated January 18, 2017, as filed herewith.

(h)(3)(i)	Blue Sky Filing Services Agreement between the Registrant and UMB Fund Services, Inc., dated January 18, 2017, is incorporated by reference to Exhibit (h)(3) to Pre-Effective Amendment No. 2.
(h)(3)(ii)	Registrant’s Letter Amendment, dated June 23, 2026, to the Blue Sky Filing Services Agreement between the Registrant and UMB Fund Services, Inc., dated January 18, 2017, as filed herewith.

(i)	Opinion and Consent of Counsel, is filed herewith.

(j)(i)	Consent of Independent Registered Public Accounting Firm, is filed herewith.

(j)(ii)	Consent of Prior Independent Registered Public Accounting Firm, dated June 28, 2023, is herein incorporated by reference to PEA No. 16.

(k)	Not Applicable.

(l)	Initial Capital Agreement between the Registrant and Brinker Capital, dated January 18, 2017, is incorporated by reference to Exhibit (l) to Pre- Effective Amendment No. 3.

(m)	Not Applicable.

(n)	Form of Rule 18f-3 Multiple Class Plan, incorporated by reference to Exhibit (n) of the Registrant’s Post-Effective Amendment No. 2 on Form N-1A (File No. 333-214364 and 811-23207), filed with the SEC on April 27, 2018 (“Post-Effective Amendment No. 2”).

(o)	Reserved.

(p)(1)	Code of Ethics for the Registrant is incorporated by reference to Exhibit (p)(1) to Pre-Effective Amendment No. 2.

(p)(2)	Code of Ethics for the Adviser is incorporated by reference to Exhibit (p)(2) to Pre-Effective Amendment No. 2.

(p)(3)	Code of Ethics for Foreside Fund Services, LLC, amended February 28, 2018, is incorporated by reference to Exhibit (p)(3) to Post- Effective Amendment No. 2.

(p)(4)	Code of Ethics for UMB Fund Services, Inc., amended June 10, 2015, is incorporated by reference to Exhibit (p)(4) to Post- Effective Amendment No. 2.

(p)(5)	Code of Ethics for Brown Brothers Harriman & Co., dated March 2016, is incorporated by reference to Exhibit (p)(5) to Pre- Effective Amendment No. 2.

(p)(6)	Code of Ethics for BAMCO, dated August 14, 2025, is filed herewith.

(p)(7)	Code of Ethics for Barrow, Hanley, Mewhinney & Strauss, dated March 11, 2026, is filed herewith.

(p)(8)	Code of Ethics for Causeway Capital Management, LLC, dated June 30, 2025, is filed herewith.

(p)(9)	Code of Ethics for Ceredex Value Advisors LLC and for Seix Investment Advisors LLC, dated April 1, 2026, is filed herewith.

(p)(10)	Code of Ethics for CrossingBridge Advisors, LLC, dated November 5, 2025, is filed herewith.

(p)(11)	Code of Ethics for DoubleLine Capital LP, dated October 1, 2025, is filed herewith.

(p)(12)	Code of Ethics for Driehaus Capital Management LLC, dated November 14, 2025, is filed herewith.

(p)(13)	Code of Ethics for Federated Equity Management Company of Pennsylvania, dated November 13, 2024, is herein incorporated by reference to PEA No. 22.

(p)(14)	Code of Ethics for Federated MDTA LLC, dated November 13, 2024, is herein incorporated by reference to PEA No. 22.

(p)(15)	Code of Ethics for Gateway Investment Advisers, LLC, dated March 18, 2024, is herein incorporated by reference to PEA No. 17.

(p)(16)	Code of Ethics for GLG Partners, LP, dated August 2025, is filed herewith.

(p)(17)	Code of Ethics for Leeward Investments, LLC, dated April 2024, is herein incorporated by reference to PEA No. 22.

(p)(18)	Code of Ethics for LMCG Investments, LLC, dated December 2025, is filed herewith.
(p)(19)	Code of Ethics for Lord, Abbett & Co. LLC, dated August 2025, is filed herewith.

(p)(20)	Code of Ethics for Merganser Capital Management, LLC, dated January 2, 2026, is filed herewith.

(p)(21)	Code of Ethics for Massachusetts Financial Services Company d/b/a MFS Investment Management, dated March 31, 2026, is filed herewith.

(p)(22)	Code of Ethics for Neuberger Berman Investment Advisers LLC, dated February 2, 2026, is filed herewith.

(p)(23)	Code of Ethics for Newton Investment Management North America LLC (f/k/a/ Mellon Investments Corporation), dated October 31, 2025, is filed herewith.

(p)(24)	Code of Ethics for Nomura Investments Fund Advisers, a series of Nomura Investment Management Business Trust, dated December 1, 2025, is filed herewith.

(p)(25)	Code of Ethics for Northern Trust Investments, Inc., dated March 17, 2026, is filed herewith.

(p)(26)	Code of Ethics for Numeric Investors LLC, dated August 2025, is filed herewith.

(p)(27)	Code of Ethics for Nuveen Asset Management LLC, dated January 6, 2026, is filed herewith.

(p)(28)	Code of Ethics for River Road Asset Management, LLC, dated February 4, 2025, is herein incorporated by reference to PEA No. 22.

(p)(29)	Code of Ethics for Seix Investment Advisors LLC, dated February 1, 2026, is filed herewith.

(p)(30)	Code of Ethics for SSGA Funds Management, Inc., dated March 31, 2026, is filed herewith.

(p)(31)	Code of Ethics for T. Rowe Price Associates, Inc., dated July 1, 2025, is filed herewith.

(p)(32)	Code of Ethics for Wellington Management Company LLP, dated February 2, 2026, is filed herewith.

(p)(33)	Code of Ethics for William Blair Investment Management, LLC, dated October 25, 2023, is herein incorporated by reference to PEA No. 17.

(q)(1)	Power of Attorney, dated June 7, 2023, for Nicholas Marsini, Jr., Joseph V. Del Raso, J. Scott Coleman, Gregory E. McGowan, and Noreen Beaman is herein incorporated by reference to PEA No. 16.

(q)(2)	Power of Attorney, dated June 17, 2026, for Thomas Sholes, is filed herewith.

Item 29. Persons Controlled by or Under Common Control with the Fund

See the Prospectuses and Statement of Additional Information filed herewith regarding the Trust’s control relationships. Orion Portfolio Solutions, LLC d.b.a. Brinker Capital Investments is a wholly-owned subsidiary Orion Adviser Solutions, Inc.

Item 30. Indemnification

Please see Article VII of the Registrant’s Agreement and Declaration of Trust, and Section 8 of the Registrant’s By-Laws, which are incorporated by reference.

Article VII of the Registrant’s Agreement and Declaration of Trust provides that the Registrant shall indemnify each Person who is, or has been, a Trustee, officer, employee or agent of the Trust, any Person who is serving or has served at the Trust’s request as a Trustee, officer, trustee, employee or agent of another organization in which the Trust has any interest as a shareholder, creditor or otherwise to the extent and in the manner provided in the By-Laws.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the Registrant by the Registrant pursuant to the Registrant’s organizational instruments or otherwise, the Registrant is aware that in the opinion of the SEC, such indemnification is against public policy as expressed in the Securities Act of 1933 and, therefore, is unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1940 Act and will be governed by the final adjudication of such issue.

Item 31. Business and Other Connections of the Investment Adviser

Orion Portfolio Solutions, LLC d.b.a. Brinker Capital Investments (the “Adviser”) is the investment adviser for the Registrant’s Funds. The principal business address of the Adviser is 17605 Wright Street, Omaha, Nebraska 68130. The Adviser also maintains an office at 1000 Continental Drive, Suite 500, King of Prussia, Pennsylvania 19406. The Adviser is a registered investment adviser under the Investment Advisers Act of 1940 (the “Advisers Act”).

The list required by this Item 31 of officers and directors of the Adviser, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two fiscal years is incorporated by reference to Form ADV filed by the Adviser pursuant to the Advisers Act (SEC File No. 801-30504).

Sub-adviser – BAMCO, Inc.

BAMCO, Inc. (“BAMCO”) serves as an investment adviser to the Destinations International Equity Fund. The principal business address for BAMCO is 767 Fifth Avenue, 49th Floor, New York, NY 10153. BAMCO is a registered investment adviser under the Advisers Act.

The list required by this Item 31 of officers and directors of BAMCO, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated by reference to Schedules A and B of Form ADV filed by BAMCO pursuant to the Advisers Act (SEC File No. 801-29080).

Sub-Adviser – Barrow, Hanley, Mewhinney & Strauss, LLC.

Barrow, Hanley, Mewhinney & Strauss, LLC (“Barrow Hanley) serves as an investment adviser to the Destinations International Equity Fund. The principal business address for Barrow Hanley is 2200 Ross Avenue, 31st Floor, Dallas, TX 75201. Barrow Hanley is a registered investment adviser under the Advisers Act.

The list required by this Item 31 of officers and directors of Barrow Hanley, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated by reference to Schedules A, B, and D of Form ADV filed by Barrow Hanley pursuant to the Advisers Act (SEC File No. 801-31237). Neither Barrow Hanley, nor its officers or directors, have engaged in another business of a substantial nature during the last two years.

Sub-adviser – Causeway Capital Management, LLC

Causeway Capital Management, LLC (“Causeway”) serves as an investment adviser to the Destinations International Equity Fund. The principal business address for Causeway is 11111 Santa Monica Boulevard, 15th Floor, Los Angeles, CA 90025. Causeway is registered with the SEC as an investment adviser under the Advisers Act.

The list required by this Item 31 of officers and directors of Causeway, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated by reference to Schedules A, B, and D of Form ADV filed by Causeway pursuant to the Advisers Act (SEC File No. 801-60343).

Sub-adviser – Ceredex Value Advisors LLC

Ceredex Value Advisors LLC (“Ceredex”) serves as an investment adviser to the Destinations Small-Mid Cap Equity Fund. The principal business address for Ceredex is 1290 Palmetto Avenue, Winter Park, FL 32789. Ceredex is a registered investment adviser under the Advisers Act.

The list required by this Item 31 of officers and directors of Ceredex, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated by reference to Schedules A, B, and D of Form ADV filed by Ceredex pursuant to the Advisers Act (SEC File No. 801-68739).

Sub-adviser – CrossingBridge Advisors, LLC

CrossingBridge Advisors, LLC (“CrossingBridge”) serves as an investment adviser to the Destinations Global Fixed Income Opportunities Fund and the Destinations Low Duration Fixed Income Fund. The principal business address for CrossingBridge is 427 Bedford Road, Suite 220, Pleasantville, NY 10570. CrossingBridge is registered as an investment adviser under the Advisers Act.

The list required by this Item 31 of officers and directors of CrossingBridge, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated by reference to Schedules A, B, and D of Form ADV filed by CrossingBridge pursuant to the Advisers Act (SEC File No. 801-110043).

Sub-adviser – DoubleLine Capital LP

DoubleLine Capital LP (“DoubleLine”) serves as an investment adviser to the Destinations Core Fixed Income Fund, Destinations Global Fixed Income Opportunities Fund and the Destinations Low Duration Fixed Income Fund. The principal business address for DoubleLine is 2002 N. Tampa Street, Suite 200, Tampa, FL 33602. DoubleLine is registered as an investment adviser under the Advisers Act.

The list required by this Item 31 of officers and directors of DoubleLine, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated by reference to Schedules A and B of Form ADV filed by DoubleLine pursuant to the Advisers Act (SEC File No. 801-70942).

Sub-adviser – Driehaus Capital Management LLC

Driehaus Capital Management LLC (“Driehaus”) serves as an investment adviser to the Destinations Small-Mid Cap Equity Fund. The principal business address for Driehaus is 25 East Erie Street, Chicago, IL 60611. Driehaus is registered as an investment adviser under the Advisers Act.

The list required by this Item 31 of officers and directors of Driehaus, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated by reference to Schedules A and B of Form ADV filed by Driehaus pursuant to the Advisers Act (SEC File No. 801-18439).

Sub-adviser – Federated Equity Management Company of Pennsylvania

Federated Equity Management Company of Pennsylvania (“FEMCOPA”) serves as an investment adviser to the Destinations Equity Income Fund. The principal business address for FEMCOPA is 1001 Liberty Avenue, Pittsburgh, PA 15222-3779. FEMCOPA is registered as an investment adviser under the Advisers Act.

The list required by this Item 31 of officers and directors of FEMCOPA, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated by reference to Schedules A, B and D of Form ADV filed by FEMCOPA pursuant to the Advisers Act (SEC File No. 801-62501).

Sub-adviser – Federated MDTA LLC

Federated MDTA LLC (“FMDTA”) serves as an investment adviser to the Destinations Large Cap Equity Fund. The principal business address for FMDTA is 125 High Street, Oliver Street Tower, 21st Floor, Boston, MA 02110. FMDTA is registered as an investment adviser under the Advisers Act.

The list required by this Item 31 of officers and directors of FMDTA, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated by reference to Schedules A, B, and D of Form ADV filed by FMDTA pursuant to the Advisers Act (SEC File No. 801-55094).

Sub-adviser - Gateway Investment Advisers, LLC

Gateway Investment Advisers, LLC (“Gateway”) serves as investment adviser to the Destinations Shelter Fund. The principal business address for Gateway is 312 Walnut Street, Suite 3500, Cincinnati, OH 45202. Gateway is registered as an investment adviser under the Advisers Act

The following personnel of Gateway were, during the past two years, engaged in another other business, profession, vocation or employment of a substantial nature either for its own account or in the capacity of director, officer, employee, partner or trustee, as follows:

Name and Position with	Name and Principal Business	Connection With
Investment Sub-Adviser	Address of Other Company	Other Company
David L. Guinta	Natixis Investment Managers, LLC	President and Chief Executive Officer, USA and
Member of the Board of Managers	888 Boylston St., Boston MA	Canada
James Orfanos	Natixis Investment Managers, LLC
Member of the Board of Managers	888 Boylston, St. Boston MA	Deputy Director of U.S. Affiliates

Sub-adviser – GLG Partners, LP

GLG Partners, LP (“GLG”) serves as an investment adviser to the Destinations Global Fixed Income Opportunities Fund. The principal business address for GLG is Riverbank House, 2 Swan Lane, London, UK EC4R 3AD. GLG is registered with the SEC as an investment adviser under the Advisers Act.

The list required by this Item 31 of officers and directors of GLG, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated by reference to Schedules A, B, and D of Form ADV filed by GLG pursuant to the Advisers Act (SEC File No. 801-78835).

Sub-adviser – Leeward Investments, LLC

Leeward Investments, LLC (“Leeward”) serves as an investment adviser to the Destinations Small-Mid Cap Equity Fund. The principal business address for Leeward is 10 Winthrop Square, Suite 500, Boston, MA 02110. Leeward is registered as an investment adviser under the Advisers Act.

The list required by this Item 31 of officers and directors of Leeward, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors is incorporated by reference to Schedules A, B and D of Form ADV filed by Leeward pursuant to the Advisers Act (SEC File No. 801-122220)

Sub-adviser – LMCG Investments, LLC

LMCG Investments, LLC (“LMCG”) serves as an investment adviser to the Destinations Multi Strategy Alternatives Fund. The principal business address for LMCG is One Boston Place, 201 Washington Street, 29th Floor, Boston, MA 02108. LMCG is registered as an investment adviser under the Advisers Act.

The list required by this Item 31 of officers and directors of LMCG, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated by reference to Schedules A, B and D of Form ADV filed by LMCG pursuant to the Advisers Act (SEC File No. 801-70357).

Sub-adviser – Lord, Abbett & Co. LLC.

Lord, Abbett & Co. LLC (“Lord Abbett”) serves as an investment adviser to the Destinations Municipal Fixed Income Fund. The principal business address for Lord Abbett is 30 Hudson Street, Jersey City, NJ 07302. Lord Abbett is registered with the SEC as an investment adviser under the Advisers Act.

The list required by this Item 31 of officers and directors of Lord Abbett, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated by reference to Schedules A and B of Form ADV filed by Lord Abbett pursuant to the Advisers Act (SEC File No. 801-6997).

Sub-adviser - Merganser Capital Management Inc.

Merganser Capital Management Inc. (“Merganser”) serves as an investment adviser to the Destinations Core Fixed Income Fund. The principal business address for Merganser is 99 High Street, Boston, MA 02110. Merganser is registered with the SEC as an investment adviser under the Advisers Act

The list required by this Item 31 of officers and directors of Merganser, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated by reference to Schedules A and B of Form ADV filed by Merganser pursuant to the Advisers Act (SEC File No. 801-78733).

Sub-adviser – MFS Investment Management

Massachusetts Financial Services Company d/b/a MFS Investment Management (“MFS”) serves as an investment adviser to the Destinations International Equity Fund. The principal business address for MFS is 111 Huntington Avenue, Boston, MA 02199. MFS is registered as an investment adviser under the Advisers Act.

The list required by this Item 31 of officers and directors of MFS, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated by reference to Schedules A, B, and D of Form ADV filed by MFS pursuant to the Advisers Act (SEC File No. 801-17352).

Sub-adviser – Neuberger Berman Investment Advisers LLC

Neuberger Berman Investment Advisers LLC (“NBIA”) serves as an investment adviser to the Destinations Equity Income Fund. The principal business address for NBIA is 1290 Avenue of the Americas, New York, NY 10104. NBIA is registered as an investment adviser under the Advisers Act.

The list required by this Item 31 of officers and directors of NBIA, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated by reference to Schedules A and B of Form ADV filed by NBIA pursuant to the Advisers Act (SEC File No. 801-61757).

Sub-adviser – Newton Investment Management North America, LLC

Newton Investment Management North America, LLC (“NIMNA”) serves as an investment adviser to the Destinations Large Cap Equity Fund and the Destinations Real Assets Fund. The principal business address for NIMNA is 201 Washington Street, Boston, MA 02108. NIMNA is registered as an investment adviser under the Advisers Act.

The list required by this Item 31 of officers and directors of NIMNA, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated by reference to Schedules A and B of Form ADV filed by NIMNA pursuant to the Advisers Act (SEC File No. 801-120501).

Sub-adviser – Nomura Investment Fund Advisers, a series of Nomura Investment Management Business Trust

Nomura Investments Fund Advisers (“NIFA”), a series of Nomura Investment Management Business Trust serves as an investment adviser to the Destinations Real Assets Fund. The principal business address for NIFA is 610 Market Street, Philadelphia, PA 19106. NIFA is registered as an investment adviser under the Advisers Act.

The list required by this Item 31 of officers and directors of NIFA, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated by reference to Schedules A, B, and D of Form ADV filed by NIFA pursuant to the Advisers Act (SEC File No. 801-32108).

Sub-adviser – Northern Trust Investments, Inc.

Northern Trust Investments, Inc. (“NTI”) serves as an investment adviser to the Destinations Municipal Fixed Income Fund. The principal business address for NTI is 50 South LaSalle St., Chicago, IL 60603. NTI is registered as an investment adviser under the Advisers Act.

The list required by this Item 31 of officers and directors of NTI, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated by reference to Schedules A and B of Form ADV filed by NTI pursuant to the Advisers Act (SEC File No. 801-33358).

Sub-adviser – Numeric Investors LLC

Numeric Investors LLC (“Numeric”) serves as an investment adviser to the Destinations Global Fixed Income Opportunities Fund. The principal business address for Numeric is 200 Pier 4 Boulevard, Boston, MA 02210. Numeric is registered as an investment adviser under the Advisers Act.

The list required by this Item 31 of officers and directors of Numeric, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated by reference to Schedules A, B and D of Form ADV filed by Numeric pursuant to the Advisers Act (SEC File No. 801-63276).

Sub-adviser – Nuveen Asset Management, LLC

Nuveen Asset Management, LLC (“Nuveen Asset Management”) serves as an investment adviser to the Destinations Equity Income Fund and Destinations Real Assets Fund. The principal business address for Nuveen Asset Management is 333 West Wacker Drive, Chicago, IL 60606. Nuveen Asset Management is registered as an investment adviser under the Advisers Act.

The list required by this Item 31 of officers and directors of Nuveen Asset Management, together with information as to any other business profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated by reference to Schedules A, B and D of Form ADV filed by Nuveen Asset Management pursuant to the Advisers Act (SEC File No. 801-71957).

Sub-adviser – River Road Asset Management, LLC

River Road Asset Management, LLC (“River Road”) serves as an investment adviser to the Destinations Large Cap Equity Fund. The principal business address for River Road is 462 South Fourth Street, Suite 2000, Louisville, KY 40202. River Road is registered with the SEC as an investment adviser under the Advisers Act.

The list required by this Item 31 of officers and directors of River Road, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated by reference to Schedules A and B of Form ADV filed by River Road pursuant to the Advisers Act (SEC File No. 801-64175).

Sub-adviser – Seix Investment Advisors, a division of Virtus Fixed Income Advisers, LLC

Virtus Fixed Income Advisers, LLC (“Virtus”) serves as an investment adviser to the Destinations Municipal Fixed Income Fund. The principal business address of Virtus is One Maynard Drive, Park Ridge, NJ 07656. Virtus is registered with the SEC as an investment adviser under the Advisers Act.

The list required by this Item 31 of officers and directors of Virtus, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated by reference to Schedules A and B of Form ADV filed by Virtus pursuant to the Advisers Act (SEC File No. 801-68743).

Sub-adviser – SSGA Funds Management, Inc.

SSGA Funds Management, Inc (“SSGA”) serves as an investment adviser to the Destinations Large Cap Equity Fund, Destinations Small-Mid Cap Equity Fund and Destinations International Equity Fund. The principal business address for SSGA is One Congress Street, Boston, MA 02114. SSGA is registered with the SEC as an investment adviser under the Advisers Act.

The list required by this Item 31 of officers and directors of SSGA, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated by reference to Schedules A and B of Form ADV filed by SSGA pursuant to the Advisers Act (SEC File No. 801-60103).

Sub-adviser – T. Rowe Price Associates, Inc.

T. Rowe Price Associates, Inc. (“T. Rowe Price”) serves as an investment adviser to the Destinations International Equity Fund. The principal business address for T. Rowe Price is 1307 Point Street, Baltimore, MD 21231. T. Rowe Price is registered as an investment adviser under the Advisers Act.

The list required by this Item 31 of officers and directors of T. Rowe Price, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated by reference to Schedules A and B of Form ADV filed by T. Rowe Price pursuant to the Advisers Act (SEC File No. 801-856).

Sub-adviser - Wellington Management Company LLP

Wellington Management Company LLP (“Wellington”) serves as an investment adviser to the Destinations Core Fixed Income Fund. The principal business address for Wellington is 280 Congress Street, Boston, Massachusetts 02210.

The list required by this Item 31 of officers and directors of Wellington, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated by reference to Schedules A and B of Form ADV filed by Wellington pursuant to the Advisers Act (SEC File No. 801-15908).

Sub-adviser – William Blair Investment Management, LLC

William Blair Investment Management, LLC (“William Blair”) serves as an investment adviser to the Destinations Large Cap Equity Fund. The principal business address for William Blair is 150 North Riverside Plaza, Chicago IL 60606. William Blair is registered with the SEC as an investment adviser under the Advisers Act.

The list required by this Item 31 of officers and directors of William Blair, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated by reference to Schedules A and B of Form ADV filed by William Blair pursuant to the Advisers Act (SEC File No. 801-80640).

Item 32.	Foreside Fund Services, LLC

Item 32(a)	Foreside Fund Services, LLC (the “Distributor”) serves as principal underwriter for the following investment companies registered under the Investment Company Act of 1940, as amended:

1.	AB Active ETFs, Inc.
2.	ABS Long/Short Strategies Fund
3.	ActivePassive Core Bond ETF, Series of Trust for Professional Managers
4.	ActivePassive Intermediate Municipal Bond ETF, Series of Trust for Professional Managers
5.	ActivePassive International Equity ETF, Series of Trust for Professional Managers
6.	ActivePassive U.S. Equity ETF, Series of Trust for Professional Managers
7.	AdvisorShares Trust
8.	AFA Private Credit Fund
9.	AGF Investments Trust
10.	AIM ETF Products Trust
11.	Alexis Practical Tactical ETF, Series of Listed Funds Trust
12.	AlphaCentric Prime Meridian Income Fund
13.	American Century ETF Trust
14.	AMG ETF Trust
15.	Amplify ETF Trust
16.	Applied Finance Dividend Fund, Series of World Funds Trust
17.	Applied Finance Explorer Fund, Series of World Funds Trust
18.	Applied Finance Select Fund, Series of World Funds Trust
19.	Ardian Access LLC
20.	ARK ETF Trust
21.	ARK Venture Fund
22.	Bitwise Funds Trust
23.	BondBloxx ETF Trust
24.	Bramshill Multi-Strategy Income Fund, Series of Investment Managers Series Trust
25.	Bridgeway Funds, Inc.
26.	Brinker Capital Destinations Trust
27.	Brookfield Real Assets Income Fund Inc.
28.	Build Funds Trust
29.	Calamos Convertible and High Income Fund
30.	Calamos Convertible Opportunities and Income Fund
31.	Calamos Dynamic Convertible and Income Fund
32.	Calamos Global Dynamic Income Fund

33.	Calamos Global Total Return Fund
34.	Calamos Strategic Total Return Fund
35.	Carlyle Tactical Private Credit Fund
36.	Cascade Private Capital Fund
37.	Catalyst/Perini Strategic Income Fund
38.	CBRE Global Real Estate Income Fund
39.	Center Coast Brookfield MLP & Energy Infrastructure Fund
40.	Cliffwater Corporate Lending Fund
41.	Cliffwater Enhanced Lending Fund
42.	Coatue Innovative Strategies Fund
43.	Cohen & Steers ETF Trust
44.	Convergence Long/Short Equity ETF, Series of Trust for Professional Managers
45.	CornerCap Small-Cap Value Fund, Series of Managed Portfolio Series
46.	CrossingBridge Pre-Merger SPAC ETF, Series of Trust for Professional Managers
47.	Curasset Capital Management Core Bond Fund, Series of World Funds Trust
48.	Curasset Capital Management Limited Term Income Fund, Series of World Funds Trust
49.	CYBER HORNET S&P 500® and Bitcoin 75/25 Strategy ETF, Series of CYBER HORNET Trust
50.	Davis Fundamental ETF Trust
51.	Defiance BMNR Option Income ETF, Series of ETF Series Solutions
52.	Defiance Connective Technologies ETF, Series of ETF Series Solutions
53.	Defiance Drone and Modern Warfare ETF, Series of ETF Series Solutions
54.	Defiance Quantum ETF, Series of ETF Series Solutions
55.	Denali Structured Return Strategy Fund
56.	Dodge & Cox Funds
57.	DoubleLine ETF Trust
58.	DoubleLine Income Solutions Fund
59.	DoubleLine Opportunistic Credit Fund
60.	DoubleLine Yield Opportunities Fund
61.	DriveWealth ETF Trust
62.	EIP Investment Trust
63.	Ellington Income Opportunities Fund
64.	ETF Opportunities Trust
65.	Exchange Listed Funds Trust
66.	Exchange Place Advisors Trust
67.	FIS Trust
68.	FlexShares Trust
69.	Fortuna Hedged Bitcoin Fund, Series of Listed Funds Trust
70.	Forum Funds
71.	Forum Funds II
72.	Forum Real Estate Income Fund
73.	GMO ETF Trust
74.	GoldenTree Opportunistic Credit Fund
75.	Gramercy Emerging Markets Debt Fund, Series of Investment Managers Series Trust
76.	Grayscale Funds Trust
77.	Guinness Atkinson Funds
78.	Harbor ETF Trust
79.	Harris Oakmark ETF Trust
80.	Hawaiian Tax-Free Trust
81.	Horizon Kinetics Blockchain Development ETF, Series of Listed Funds Trust
82.	Horizon Kinetics Energy and Remediation ETF, Series of Listed Funds Trust
83.	Horizon Kinetics Inflation Beneficiaries ETF, Series of Listed Funds Trust
84.	Horizon Kinetics Japan Owner Operator ETF, Series of Listed Funds Trust

85.	Horizon Kinetics Medical ETF, Series of Listed Funds Trust
86.	Horizon Kinetics SPAC Active ETF, Series of Listed Funds Trust
87.	Horizon Kinetics Texas ETF, Series of Listed Funds Trust
88.	Innovator ETFs Trust
89.	Ironwood Institutional Multi-Strategy Fund LLC
90.	Ironwood Multi-Strategy Fund LLC
91.	Jensen Quality Growth ETF, Series of Trust for Professional Managers
92.	John Hancock Exchange-Traded Fund Trust
93.	Kurv ETF Trust
94.	Lazard Active ETF Trust
95.	LDR Real Estate Value-Opportunity Fund, Series of World Funds Trust
96.	Lone Peak Value Fund, Series of World Funds Trust
97.	Mairs & Power Balanced Fund, Series of Trust for Professional Managers
98.	Mairs & Power Growth Fund, Series of Trust for Professional Managers
99.	Mairs & Power Minnesota Municipal Bond ETF, Series of Trust for Professional Managers
100.	Mairs & Power Small Cap Fund, Series of Trust for Professional Managers
101.	Manor Investment Funds
102.	MoA Funds Corporation
103.	Moerus Worldwide Value Fund, Series of Northern Lights Fund Trust IV
104.	Morgan Stanley ETF Trust
105.	Morgan Stanley Pathway Large Cap Equity ETF, Series of Morgan Stanley Pathway Funds
106.	Morgan Stanley Pathway Small-Mid Cap Equity ETF, Series of Morgan Stanley Pathway Funds
107.	Morningstar Funds Trust
108.	NEOS ETF Trust
109.	Niagara Income Opportunities Fund
110.	NXG Cushing® Midstream Energy Fund
111.	NXG NextGen Infrastructure Income Fund
112.	OTG Latin American Fund, Series of World Funds Trust
113.	Overlay Shares Core Bond ETF, Series of Listed Funds Trust
114.	Overlay Shares Foreign Equity ETF, Series of Listed Funds Trust
115.	Overlay Shares Hedged Large Cap Equity ETF, Series of Listed Funds Trust
116.	Overlay Shares Large Cap Equity ETF, Series of Listed Funds Trust
117.	Overlay Shares Municipal Bond ETF, Series of Listed Funds Trust
118.	Overlay Shares Short Term Bond ETF, Series of Listed Funds Trust
119.	Overlay Shares Small Cap Equity ETF, Series of Listed Funds Trust
120.	Palmer Square Funds Trust
121.	Palmer Square Opportunistic Income Fund
122.	Partners Group Private Income Opportunities, LLC
123.	Perkins Discovery Fund, Series of World Funds Trust
124.	Philotimo Focused Growth and Income Fund, Series of World Funds Trust
125.	Plan Investment Fund, Inc.
126.	Point Bridge America First ETF, Series of ETF Series Solutions
127.	Precidian ETFs Trust
128.	Rareview 2x Bull Cryptocurrency & Precious Metals ETF, Series of Collaborative Investment Series Trust
129.	Rareview Dynamic Fixed Income ETF, Series of Collaborative Investment Series Trust
130.	Rareview Systematic Equity ETF, Series of Collaborative Investment Series Trust
131.	Rareview Tax Advantaged Income ETF, Series of Collaborative Investment Series Trust
132.	Rareview Total Return Bond ETF, Series of Collaborative Investment Series Trust
133.	Renaissance Capital Greenwich Funds
134.	REX ETF Trust
135.	Reynolds Funds, Inc.
136.	RMB Investors Trust

137.	Robinson Opportunistic Income Fund, Series of Investment Managers Series Trust
138.	Robinson Tax Advantaged Income Fund, Series of Investment Managers Series Trust
139.	Roundhill Ball Metaverse ETF, Series of Listed Funds Trust
140.	Roundhill Cannabis ETF, Series of Listed Funds Trust
141.	Roundhill ETF Trust
142.	Roundhill Magnificent Seven ETF, Series of Listed Funds Trust
143.	Roundhill Sports Betting & iGaming ETF, Series of Listed Funds Trust
144.	Roundhill Video Games ETF, Series of Listed Funds Trust
145.	Rule One Fund, Series of World Funds Trust
146.	Russell Investments Exchange Traded Funds
147.	Securian AM Real Asset Income Fund, Series of Investment Managers Series Trust
148.	Six Circles Trust
149.	Sound Shore Fund, Inc.
150.	SP Funds Trust
151.	Sparrow Funds
152.	Spear Alpha ETF, Series of Listed Funds Trust
153.	STF Tactical Growth & Income ETF, Series of Listed Funds Trust
154.	STF Tactical Growth ETF, Series of Listed Funds Trust
155.	Strategic Trust
156.	Strategy Shares
157.	Swan Hedged Equity US Large Cap ETF, Series of Listed Funds Trust
158.	Tekla World Healthcare Fund
159.	Tema ETF Trust
160.	The 2023 ETF Series Trust
161.	The Community Development Fund
162.	The Cook & Bynum Fund, Series of World Funds Trust
163.	The Private Shares Fund
164.	The SPAC and New Issue ETF, Series of Collaborative Investment Series Trust
165.	Third Avenue Trust
166.	Third Avenue Variable Series Trust
167.	Tidal Trust I
168.	Tidal Trust II
169.	Tidal Trust III
170.	Tidal Trust IV
171.	TIFF Investment Program
172.	Timothy Plan High Dividend Stock ETF, Series of The Timothy Plan
173.	Timothy Plan International ETF, Series of The Timothy Plan
174.	Timothy Plan Market Neutral ETF, Series of The Timothy Plan
175.	Timothy Plan US Large/Mid Cap Core ETF, Series of The Timothy Plan
176.	Timothy Plan US Small Cap Core ETF, Series of The Timothy Plan
177.	Total Fund Solution
178.	Touchstone ETF Trust
179.	Trailmark Series Trust
180.	T-Rex 2X Inverse Bitcoin Daily Target ETF, Series of World Funds Trust
181.	T-Rex 2x Inverse Ether Daily Target ETF, Series of World Funds Trust
182.	T-Rex 2X Long Bitcoin Daily Target ETF, Series of World Funds Trust
183.	T-Rex 2x Long Ether Daily Target ETF
184.	U.S. Global Investors Funds
185.	Union Street Partners Value Fund, Series of World Funds Trust
186.	Vest Bitcoin Strategy Managed Volatility Fund, Series of World Funds Trust
187.	Vest S&P 500® Dividend Aristocrats Target Income Fund, Series of World Funds Trust
188.	Vest US Large Cap 10% Buffer Strategies Fund, Series of World Funds Trust

189.	Vest US Large Cap 20% Buffer Strategies Fund, Series of World Funds Trust
190.	Virtus Stone Harbor Emerging Markets Income Fund
191.	Volatility Shares Trust
192.	WEBs ETF Trust
193.	Wedbush Series Trust
194.	Wellington Global Multi-Strategy Fund
195.	Wilshire Mutual Funds, Inc.
196.	Wilshire Variable Insurance Trust
197.	WisdomTree Trust
198.	XAI Octagon Floating Rate & Alternative Income Term Trust

Item 32(b)	The following are the Officers and Manager of the Distributor, the Registrant’s underwriter. The Distributor’s main business address is 190 Middle Street, Suite 301, Portland, Maine 04101.

Name	Address	Position with Underwriter	Position with Registrant
Teresa Cowan	190 Middle Street, Suite 301, Portland, ME 04101	President/Manager	None
Chris Lanza	190 Middle Street, Suite 301, Portland, ME 04101	Vice President	None
Kate Macchia	190 Middle Street, Suite 301, Portland, ME 04101	Vice President	None
Alicia Strout	190 Middle Street, Suite 301, Portland, ME 04101	Vice President and Chief Compliance Officer	None
Gabriel E. Edelman	190 Middle Street, Suite 301, Portland, ME 04101	Secretary	None
Susan L. LaFond	190 Middle Street, Suite 301, Portland, ME 04101	Treasurer	None
Weston Sommers	190 Middle Street, Suite 301, Portland, ME 04101	Financial and Operations Principal and Chief Financial Officer	None

Item 32(c)	Not applicable.

Item 33. Location of Accounts and Records

All accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940, as amended, and the Rules thereunder will be maintained at the offices of:

Registrant

1000 Continental Drive, Suite 500

King of Prussia, PA 19406

Registrant’s Investment Adviser

Orion Portfolio Solutions, LLC d.b.a. Brinker Capital Investments

17605 Wright Street

Omaha, NE 68130

1000 Continental Drive, Suite 500

King of Prussia, PA 19406

Registrant’s Administrator and Custodian

Brown Brothers Harriman & Co.

50 Post Office Square

Boston, MA 02110

Registrant’s Principal Underwriter

Foreside Fund Services, LLC

190 Middle Street, Suite 301

Portland, Maine 04101

Registrant’s Transfer Agent

UMB Fund Services, Inc.

235 W. Galena Street

Milwaukee, WI 53212

Registrant’s Sub-Advisers

BAMCO, Inc.

767 Fifth Avenue, 49th Floor

New York, NY 10153

Barrow, Hanley, Mewhinney & Strauss, LLC

2200 Ross Avenue, 31st Floor,

Dallas, TX 75201

Causeway Capital Management, LLC

11111 Santa Monica Boulevard, 15th Floor

Los Angeles, CA 90025

Ceredex Value Advisors LLC

1290 Palmetto Avenue

Winter Park, FL 32789

CrossingBridge Advisors, LLC

427 Bedford Road, Suite 220

Pleasantville, NY 10570

DoubleLine Capital LP

2002 N. Tampa Street, Suite 200

Tampa, FL 33602

Driehaus Capital Management LLC

25 East Erie Street

Chicago, IL 60611

Federated Equity Management Company of Pennsylvania

Federated Investors Tower

1001 Liberty Avenue

Pittsburgh, PA 15222-3779

Federated MDTA LLC

125 High Street

Oliver Street Tower, 21st Floor

Boston, MA 02110

Gateway Investment Advisers, LLC

312 Walnut St, Suite 3500

Cincinnati, OH 45202.

GLG Partners, LP

Riverbank House, 2 Swan Lane

London, UK EC4R 3AD

Leeward Investments, LLC

10 Winthrop Square, Suite 500

Boston, MA 02110

LMCG Investments, LLC

One Boston Place,

201 Washington Street, 29th Floor

Boston, MA 02108

Lord, Abbett & Co. LLC.

30 Hudson Street

Jersey City, NJ 07302

Merganser Capital Management, Inc.

99 High Street

Boston, MA 02110

MFS Investment Management

111 Huntington Avenue

Boston, MA 02199-7618

Neuberger Berman Investment Advisers LLC

1290 Avenue of the Americas

New York, NY 10104

Newton Investment Management North America, LLC

201 Washington Street

Boston, MA 02108

Nomura Investment Fund Advisers, a Series of Nomura Investment Management Business Trust

610 Market Street

Philadelphia, PA 19106

Northern Trust Investments, Inc.

50 South LaSalle St.

Chicago, IL 60603

Numeric Investors, LLC

200 Pier 4 Boulevard

Boston, MA 02210

Nuveen Asset Management, LLC

333 West Wacker Drive

Chicago, IL 60606

River Road Asset Management, LLC

462 South Fourth Street, Suite 2000

Louisville, KY 40202

Seix Investment Advisors, a division of Virtus Fixed Income Advisers, LLC

One Maynard Drive

Park Ridge, NJ 07656

SSGA Funds Management, Inc.

1 Congress Street

Boston, MA 02114

T. Rowe Price Associates, Inc.

1307 Point Street

Baltimore, MD 21231

Wellington Management Company, LLP

280 Congress Street

Boston, MA 02210

William Blair Investment Management, LLC

150 North Riverside Plaza

Chicago, IL 60606

Item 34. Management Services

Not Applicable.

Item 35. Undertakings

Not Applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933, as amended, and has duly caused this Post-Effective Amendment No. 23 to Registration Statement No. 333-214364 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of King of Prussia, Commonwealth of Pennsylvania on the 26th day of June, 2026.

Brinker Capital Destinations Trust

/s/ Brian Ferko
By: Brian Ferko

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed below by the following persons in the capacities indicated.

SIGNATURES	TITLE	DATE

/s/ Brian Ferko
Brian Ferko	President	June 26, 2026

/s/ Noreen D. Beaman
Noreen D. Beaman	Trustee and Chair of the Board	June 26, 2026

/s/ Kevin Fustos
Kevin Fustos	Chief Financial Officer and Treasurer	June 26, 2026

/s/ Joseph V. Del Raso
Joseph V. Del Raso	Trustee	June 26, 2026

/s/ J. Scott Coleman
J. Scott Coleman	Trustee	June 26, 2026

/s/ Nicholas M. Marsini, Jr.
Nicholas M. Marsini, Jr.	Trustee	June 26, 2026

/s/ Gregory E. McGowan
Gregory E. McGowan	Trustee	June 26, 2026

/s/ Thomas Sholes
Thomas Sholes	Trustee	June 26, 2026

*By:	/s/ Brian Ferko
Brian Ferko
Attorney-in-Fact
June 26, 2026

EXHIBIT INDEX

(a)(2)(ii)	Registrant’s Amendment, dated June 10, 2026, to Agreement and Declaration of Trust, dated October 12, 2016.

(d)(1)(iii)	Registrant’s Letter Amendment, dated June 23, 2026, to Investment Advisory Agreement between the Registrant and the Adviser, dated September 24, 2020.

(d)(3)(iii)	Registrant’s Letter Amendment, dated June 18, 2026, to Sub-Advisory Agreement between the Adviser and BAMCO, Inc., dated September 24, 2020.

(d)(4)(ii)	Registrant’s Letter Amendment, dated June 18, 2026, to Sub-Advisory Agreement between the Adviser and Barrow, Hanley, Mewhinney & Strauss, LLC, dated September 15, 2021.

(d)(5)(ii)	Registrant’s Letter Amendment, dated June 18, 2026, to Sub-Advisory Agreement between the Adviser and Causeway Capital Management, LLC, dated December 7, 2022.

(d)(6)(iii)	Registrant’s Letter Amendment, dated June 18, 2026, to Sub-Advisory Agreement between the Adviser and Ceredex Value Advisors LLC, dated September 24, 2020.

(d)(7)(iii)	Registrant’s Letter Amendment, dated June 18, 2026, to Sub-Advisory Agreement between the Adviser and CrossingBridge Advisors, LLC, dated September 24, 2020.

(d)(8)(iii)	Registrant’s Letter Amendment, dated June 18, 2026, to Sub-Advisory Agreement between the Adviser and DoubleLine Capital LP, dated September 24, 2020.

(d)(9)(iii)	Registrant’s Letter Amendment, dated June 18, 2026, to Sub-Advisory Agreement between the Adviser and Driehaus Capital Management, dated March 18, 2021.

(d)(10)(iii)	Registrant’s Letter Amendment, dated June 18, 2026, to Sub-Advisory Agreement between the Adviser and Federated Equity Management Company of Pennsylvania, dated September 24, 2020.

(d)(11)(ii)	Registrant’s Letter Amendment, dated June 18, 2026, to Sub-Advisory Agreement between the Adviser and Federated MDTA LLC, dated January 29, 2025.

(d)(12)(ii)	Registrant’s Letter Amendment, dated June 18, 2026, to Sub-Advisory Agreement between the Adviser and Gateway Investment Advisers, LLC, dated May 5, 2021.

(d)(13)(ii)	Registrant’s Letter Amendment, dated June 18, 2026, to Sub-Advisory Agreement between the Adviser and GLG Partners, LP, dated October 22, 2024.

(d)(14)(iii)	Registrant’s Letter Amendment, dated June 18, 2026, to Sub-Advisory Agreement between the Adviser and Leeward Investments, LLC, dated March 1, 2022.

(d)(15)(ii)	Registrant’s Letter Amendment, dated June 18, 2026, to Sub-Advisory Agreement between the Adviser and LMCG Investments, LLC, dated March 1, 2022.

(d)(16)(ii)	Registrant’s Letter Amendment, dated June 18, 2026, to Sub-Advisory Agreement between the Adviser and Lord, Abbett & Co. LLC, dated March 15, 2023.

(d)(17)(iii)	Registrant’s Letter Amendment, dated June 18, 2026, to Sub-Advisory Agreement between the Adviser and Massachusetts Financial Services Company d/b/a MFS Investment Management, dated September 24, 2020.

(d)(18)(ii)	Registrant’s Letter Amendment, dated June 18, 2026, to Sub-Advisory Agreement between the Adviser and Merganser Capital Management, LLC, dated December 9, 2020.

(d)(19)(iii)	Registrant’s Letter Amendment, dated June 18, 2026, to Sub-Advisory Agreement between the Adviser and Neuberger Berman Investment Advisers LLC, dated June 9, 2021.

(d)(20)(iii)	Registrant’s Letter Amendment, dated June 18, 2026, to Sub-Advisory Agreement between the Adviser and NIMNA, dated September 24, 2020.

(d)(21)(i)	Investment Sub-Advisory Agreement between the Adviser and Nomura Investments Fund Advisers, a series of Nomura Investment Management Business Trust, dated December 1, 2025.

(d)(21)(ii)	Registrant’s Letter Amendment, dated June 18, 2026, to Sub-Advisory Agreement between the Adviser and Nomura Investments Fund Advisers, a series of Nomura Investment Management Business Trust, dated December 1, 2025.

(d)(21)(iii)	Investment Sub-Sub-Advisory Agreement between Nomura Investments Fund Advisers, a series of Nomura Investment Management Business Trust and Van Eck Associates Corporation, dated December 1, 2025.

(d)(22)(iii)	Registrant’s Letter Amendment, dated June 18, 2026, to Sub-Advisory Agreement between the Adviser and Northern Trust Investments, Inc., dated September 24, 2020.

(d)(23)(ii)	Registrant’s Letter Amendment, dated June 18, 2026, to Sub-Advisory Agreement between the Adviser and Numeric Investors LLC, dated July 29, 2024.

(d)(24)(iii)	Registrant’s Letter Amendment, dated June 18, 2026, to Sub-Advisory Agreement between the Adviser and Nuveen Asset Management, LLC, dated September 24, 2020.

(d)(25)(ii)	Registrant’s Letter Amendment, dated June 18, 2026, to Sub-Advisory Agreement between the Adviser and River Road Asset Management, LLC, dated June 9, 2021.
(d)(26)(iii)	Registrant’s Letter Amendment, dated June 18, 2026, to Sub-Advisory Agreement between the Adviser and Seix Investment Advisors LLC, dated September 24, 2020.

(d)(27)(ii)	Registrant’s Letter Amendment, dated June 18, 2026, to Sub-Advisory Agreement between the Adviser and SSGA Funds Management, Inc., dated June 30, 2023.

(d)(28)(iii)	Registrant’s Letter Amendment, dated June 18, 2026, to Sub-Advisory Agreement between the Adviser and T. Rowe Price Associates, Inc., dated September 24, 2020.

(d)(30)(ii)	Registrant’s Letter Amendment, dated June 18, 2026, to Sub-Advisory Agreement between the Adviser and Wellington Management Company LLP, dated December 9, 2020.

(d)(31)(ii)	Registrant’s Letter Amendment, dated June 18, 2026, to Sub-Advisory Agreement between the Adviser and William Blair Investments, LLC, dated September 11, 2023.

(e)(1)(iii)	Registrant’s Letter Amendment, dated June 23, 2026, to the Distribution Agreement between the Registrant and Foreside Fund Services, LLC, dated October 11, 2024.

(e)(2)(ii)	Registrant’s Letter Amendment, dated June 23, 2026, to the Distribution Services Agreement between the Adviser and Foreside Fund Services, LLC, dated January 18, 2017.

(g)(ii)	Registrant’s Letter Amendment, dated June 23, 2026, to the Custodian Agreement between the Registrant and Brown Brothers Harriman & Co., dated January 18, 2017.

(h)(1)(ii)	Registrant’s Letter Amendment, dated June 23, 2026, to the Administrative Agency Agreement between the Registrant and Brown Brothers Harriman & Co., dated January 18, 2017.

(h)(2)(iii)	Registrant’s Letter Amendment, dated June 23, 2026, to the Transfer Agency Agreement between the Registrant and UMB Fund Services, Inc., dated January 18, 2017.

(h)(3)(ii)	Registrant’s Letter Amendment, dated June 23, 2026, to the Blue Sky Filing Services Agreement between the Registrant and UMB Fund Services, Inc., dated January 18, 2017.

(i)	Opinion and Consent of Counsel.

(j)(i)	Consent of Independent Registered Public Accounting Firm.

(p)(6)	Code of Ethics for BAMCO, dated August 14, 2025.

(p)(7)	Code of Ethics for Barrow, Hanley, Mewhinney & Strauss, dated March 11, 2026.

(p)(8)	Code of Ethics for Causeway Capital Management, LLC, dated June 30, 2025.

(p)(9)	Code of Ethics for Ceredex Value Advisors LLC and for Seix Investment Advisors LLC, dated April 1, 2026.

(p)(10)	Code of Ethics for CrossingBridge Advisors, LLC, dated November 5, 2025.

(p)(11)	Code of Ethics for DoubleLine Capital LP, dated October 1, 2025.

(p)(12)	Code of Ethics for Driehaus Capital Management LLC, dated November 14, 2025.

(p)(16)	Code of Ethics for GLG Partners, LP, dated August 2025.

(p)(18)	Code of Ethics for LMCG Investments, LLC, dated December 2025.

(p)(19)	Code of Ethics for Lord, Abbett & Co. LLC, dated August 2025

(p)(20)	Code of Ethics for Merganser Capital Management, LLC, dated January 2, 2026.

(p)(21)	Code of Ethics for Massachusetts Financial Services Company d/b/a MFS Investment Management, dated March 31, 2026.

(p)(22)	Code of Ethics for Neuberger Berman Investment Advisers LLC, dated February 2, 2026.

(p)(23)	Code of Ethics for Newton Investment Management North America LLC (f/k/a/ Mellon Investments Corporation), dated October 31, 2025.

(p)(24)	Code of Ethics for Nomura Investments Fund Advisers, a series of Nomura Investment Management Business Trust, dated December 1, 2025.

(p)(25)	Code of Ethics for Northern Trust Investments, Inc., dated March 17, 2026.

(p)(26)	Code of Ethics for Numeric Investors LLC, dated August 2025.

(p)(27)	Code of Ethics for Nuveen Asset Management LLC, dated January 6, 2026.

(p)(29)	Code of Ethics for Seix Investment Advisors LLC, dated February 1, 2026.

(p)(30)	Code of Ethics for SSGA Funds Management, Inc., dated March 31, 2026.

(p)(31)	Code of Ethics for T. Rowe Price Associates, Inc., dated July 1, 2025.

(p)(32)	Code of Ethics for Wellington Management Company LLP, dated February 2, 2026.

(q)(2)	Power of Attorney, dated June 17, 2026, for Thomas Sholes.